UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO — Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. small-cap stocks, as measured by the Russell 2000 Index, still finished the six months ended December 31, 2011 with a 9.77% loss.

U.S. small-cap growth stocks underperformed U.S. small-cap value stocks, as the Russell 2000 Growth Index returned -10.59% versus the -8.94% return for the Russell 2000 Value Index during the six months ended December 31, 2011.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(11.39)%
Russell 2000 Growth Index	(10.59)%

Net Assets as of 12/31/2011 (In Thousands)	$331,143

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financial services sectors detracted from relative performance, while the Fund’s stock selection in the materials and processing and technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in RealD, Inc., Imris, Inc. and ReachLocal, Inc. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future of 3-D film demand. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of ReachLocal, Inc., which offers online marketing and reporting solutions, declined due to the company’s disappointing third-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Mistras Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Mistras Group, Inc. gained after the software and programming company reported strong fiscal 2011 fourth-quarter earnings. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the energy sector and the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.6%
2.	Acuity Brands, Inc.	1.6
3.	Dril-Quip, Inc.	1.5
4.	Middleby Corp.	1.5
5.	Omnicell, Inc.	1.4
6.	Taleo Corp., Class A	1.4
7.	Wabtec Corp.	1.4
8.	Rush Enterprises, Inc., Class A	1.4
9.	Vera Bradley, Inc.	1.4
10.	Liz Claiborne, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	20.7
Industrials	19.6
Consumer Discretionary	18.2
Energy	7.5
Financials	7.1
Consumer Staples	1.1
Others (each less than 1.0%)	1.6
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(11.39)%	(3.87)%	0.80%	4.01%
With Sales Charge**		(16.04)	(8.91)	(0.28)	3.45
CLASS B SHARES	5/19/97
Without CDSC		(11.65)	(4.33)	0.22	3.51
With CDSC***		(16.65)	(9.33)	(0.18)	3.51
CLASS C SHARES	1/7/98
Without CDSC		(11.62)	(4.33)	0.22	3.40
With CDSC****		(12.62)	(5.33)	0.22	3.40
SELECT CLASS SHARES	4/5/99	(11.22)	(3.56)	1.19	4.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(11.74)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$380,730

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the health services and systems and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the pharmaceutical and retail sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in GT Advanced Technologies, Inc., Five Star Quality Care, Inc. and Gentiva Health Services, Inc. Shares of GT Advanced Technologies, Inc., a provider of semiconductors to the solar industry, declined after the company lowered its full-year earnings guidance. Shares of Five Star Quality Care, Inc., an operator of senior living communities, declined due to potential skilled nursing rate cuts and concerns that the company’s secondary offering would dilute the value of the stock. Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about covenant compliance due to a heavy debt load and potential cuts to home health services as part of federal deficit reduction discussions.

Individual contributors to relative performance included the Portfolio’s positions in Triumph Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Triumph Group, Inc. benefited from the aerospace and defense company’s strong sales and earnings growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of, in their view, attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Triumph Group, Inc.	1.2%
2.	Alaska Air Group, Inc.	1.1
3.	World Acceptance Corp.	1.1
4.	Portland General Electric Co.	1.1
5.	Omega Healthcare Investors, Inc.	1.0
6.	AmSurg Corp.	1.0
7.	JDA Software Group, Inc.	1.0
8.	Deluxe Corp.	1.0
9.	Wabtec Corp.	1.0
10.	Kulicke & Soffa Industries, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Industrials	14.9
Information Technology	14.9
Consumer Discretionary	13.1
Health Care	12.4
Energy	6.6
Materials	5.1
Utilities	3.8
Consumer Staples	3.2
Telecommunication Services	1.4
U.S. Treasury Obligation	0.4
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(11.74)%	(4.58)%	14.36%	(0.70)%	4.75%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/01 - 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.58)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$2,231,109

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary sector contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in SuccessFactors, Inc., ProAssurance Corp. and Papa John’s International, Inc. Shares of software and programming company SuccessFactors, Inc. increased following the announcement of its merger agreement with SAP AG, a subsidiary of SAP America, Inc. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Coventry Health Care, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of Coventry Health Care, Inc. declined as the insurance company’s revenue was hurt by decreasing membership. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.6%
2.	Waste Connections, Inc.	2.4
3.	Jarden Corp.	2.4
4.	Coventry Health Care, Inc.	2.4
5.	Penn National Gaming, Inc.	2.2
6.	ProAssurance Corp.	2.1
7.	Aptargroup, Inc.	2.0
8.	PSS World Medical, Inc.	1.7
9.	RBC Bearings, Inc.	1.6
10.	Crown Holdings, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.8%
Consumer Discretionary	19.5
Industrials	14.6
Information Technology	9.7
Health Care	9.6
Materials	9.2
Energy	5.7
Utilities	2.9
Consumer Staples	1.3
Telecommunication Services	0.7
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(5.58)%	2.61%	5.11%	9.27%
With Sales Charge**		(10.52)	(2.77)	3.98	8.68
CLASS B SHARES	3/28/95
Without CDSC		(5.81)	2.10	4.58	8.76
With CDSC***		(10.81)	(2.90)	4.24	8.76
CLASS C SHARES	2/19/05
Without CDSC		(5.82)	2.11	4.58	8.64
With CDSC****		(6.82)	1.11	4.58	8.64
CLASS R2 SHARES	11/3/08	(5.71)	2.32	4.93	9.18
CLASS R5 SHARES	5/15/06	(5.34)	3.11	5.64	9.83
SELECT CLASS SHARES	5/7/96	(5.42)	2.92	5.42	9.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(11.46)%
Russell 2000 Growth Index	(10.59)%

Net Assets as of 12/31/2011 (In Thousands)	$725,733

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financial services sectors detracted from relative performance, while the Fund’s stock selection in the materials and processing and technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in RealD, Inc., Imris, Inc. and ReachLocal, Inc. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future of 3-D film demand. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of ReachLocal, Inc., which offers online marketing and reporting solutions, declined due to the company’s disappointing third-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Mistras Group, Inc., Healthspring, Inc. and Oxford Industries, Inc. Shares of Mistras Group, Inc. gained after the software and programming company reported strong fiscal 2011 fourth-quarter earnings. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the energy sector and the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HEICO Corp.	1.6%
2.	Acuity Brands, Inc.	1.6
3.	Dril-Quip, Inc.	1.5
4.	Middleby Corp.	1.5
5.	Omnicell, Inc.	1.4
6.	Taleo Corp., Class A	1.4
7.	Wabtec Corp., Class A	1.4
8.	Rush Enterprises, Inc.	1.4
9.	Vera Bradley, Inc.	1.4
10.	Liz Claiborne, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	20.7
Industrials	19.7
Consumer Discretionary	18.2
Energy	7.5
Financials	7.2
Consumer Staples	1.1
Others (each less than 1.0%)	1.6
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(11.46)%	(3.53)%	2.67%	6.01%
With Sales Charge**		(16.08)	(8.60)	1.57	5.44
CLASS B SHARES	9/12/94
Without CDSC		(11.70)	(4.05)	2.04	5.45
With CDSC***		(16.70)	(9.05)	1.66	5.45
CLASS C SHARES	11/4/97
Without CDSC		(11.69)	(4.09)	2.06	5.35
With CDSC****		(12.69)	(5.09)	2.06	5.35
CLASS R2 SHARES	11/3/08	(11.62)	(3.91)	2.40	5.33
CLASS R6 SHARES	11/30/10	(11.21)	(3.09)	3.09	6.39
INSTITUTIONAL CLASS SHARES	2/19/05	(11.22)	(3.17)	3.07	6.38
SELECT CLASS SHARES	3/26/96	(11.34)	(3.37)	2.91	6.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.48)%
Russell 2000 Value Index	(8.94)%

Net Assets as of 12/31/2011 (In Thousands)	$552,251

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer cyclical and insurance sectors contributed to relative performance, while the Fund’s stock selection in the real estate investment trusts and retail sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Harleysville Group, Inc., Conn’s, Inc. and Oxford Industries, Inc. Shares of insurance company Harleysville Group, Inc. gained after the company announced its merger with Nationwide Insurance. Shares of retailer Conn’s, Inc. increased due to the company’s expansion into new categories and better-than-expected earnings per share guidance for fiscal 2012. Shares of apparel retailer Oxford Industries, Inc. benefited from consistently strong earnings during the reporting period.

Individual detractors from relative performance included the Fund’s positions in School Specialty, Inc., Ashford Hospitality Trust, Inc. and Cal Dive International, Inc. Shares of education company School Specialty, Inc. declined due to lower earnings, hurt by diminished spending by school districts as result of uncertainty surrounding state budget funding levels. Shares of Ashford Hospitality Trust, Inc., a real estate operations company that focuses on hotels, declined amid concerns about weakening demand for hotels. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the

Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.2%
2.	Universal Corp.	1.2
3.	Capstead Mortgage Corp.	1.1
4.	Anworth Mortgage Asset Corp.	1.1
5.	World Acceptance Corp.	1.0
6.	Laclede Group, Inc. (The)	1.0
7.	El Paso Electric Co.	1.0
8.	NorthWestern Corp.	1.0
9.	Biglari Holdings, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.8%
Consumer Discretionary	13.5
Industrials	12.8
Information Technology	10.9
Utilities	6.9
Materials	5.1
Health Care	4.9
Energy	3.9
Consumer Staples	3.9
Others (each less than 1.0%)	1.0
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(8.65)%	(4.14)%	(0.53)%	6.15%
With Sales Charge**		(13.43)	(9.18)	(1.59)	5.58
CLASS B SHARES	1/27/95
Without CDSC		(8.93)	(4.74)	(1.15)	5.59
With CDSC***		(13.93)	(9.74)	(1.57)	5.59
CLASS C SHARES	3/22/99
Without CDSC		(8.86)	(4.72)	(1.11)	5.47
With CDSC****		(9.86)	(5.72)	(1.11)	5.47
CLASS R2 SHARES	11/3/08	(8.74)	(4.39)	(0.77)	5.87
CLASS R5 SHARES	5/15/06	(8.45)	(3.78)	(0.18)	6.48
CLASS R6 SHARES	2/22/05	(8.42)	(3.78)	(0.14)	6.52
SELECT CLASS SHARES	1/27/95	(8.48)	(3.91)	(0.27)	6.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(11.27)%
Russell 2000 Index	(9.77)%

Net Assets as of 12/31/2011 (In Thousands)	$60,290

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the health services and systems and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the pharmaceutical and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TeleNav, Inc., Cal Dive International, Inc. and Affymetrix, Inc. Shares of TeleNav, Inc. declined after the communication services company issued lower-than-expected earnings guidance for 2012. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico. Shares of Affymetrix, Inc., which provides scientific and technical instruments, declined after the company preannounced a disappointing forecast for its second-quarter revenue, as well as growing concerns over potential budget cuts by the National Institutes of Health.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., Manhattan Associates, Inc. and Arctic Cat, Inc. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of Manhattan Associates, Inc. increased after the software and programming company raised its fiscal 2011 earnings per share guidance. Shares of Arctic Cat, Inc., an auto and truck manufacturer, gained as investors reacted positively to the company’s announced stock buyback from Suzuki Motor Corporation.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the

Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Universal Corp.	1.2%
2.	Manhattan Associates, Inc.	1.2
3.	Biglari Holdings, Inc.	1.2
4.	NorthWestern Corp.	1.1
5.	Minerals Technologies, Inc.	1.1
6.	Nordson Corp.	1.1
7.	Cubic Corp.	1.0
8.	W&T Offshore, Inc.	1.0
9.	RTI Biologics, Inc.	1.0
10.	World Acceptance Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Consumer Discretionary	15.8
Information Technology	15.1
Industrials	13.9
Health Care	12.0
Energy	6.1
Materials	4.6
Consumer Staples	4.0
Utilities	3.7
Telecommunication Services	1.1
U.S. Treasury Obligation	0.4
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		(11.39)%	(4.08)%	(0.05)%	4.25%
With Sales Charge**		(16.06)	(9.08)	(1.12)	3.69
CLASS C SHARES	11/1/07
Without CDSC		(11.62)	(4.53)	(0.45)	4.05
With CDSC***		(12.62)	(5.53)	(0.45)	4.05
CLASS R2 SHARES	11/1/11	(11.36)	(4.04)	(0.04)	4.26
CLASS R6 SHARES	11/1/11	(11.22)	(3.69)	0.39	4.56
INSTITUTIONAL CLASS SHARES	11/4/93	(11.27)	(3.75)	0.38	4.56
SELECT CLASS SHARES	9/10/01	(11.35)	(3.86)	0.18	4.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 18.2%
	Auto Components — 1.3%
77	Gentex Corp.	2,269
68	Tenneco, Inc. (a)	2,013

		4,282

	Automobiles — 0.4%
51	Tesla Motors, Inc. (a)	1,445

	Diversified Consumer Services — 1.5%
87	American Public Education, Inc. (a) (c)	3,779
45	Sotheby’s	1,282

		5,061

	Hotels, Restaurants & Leisure — 6.2%
100	Bally Technologies, Inc. (a)	3,936
48	BJ’s Restaurants, Inc. (a)	2,186
111	Bravo Brio Restaurant Group, Inc. (a)	1,912
92	Life Time Fitness, Inc. (a)	4,286
441	Morgans Hotel Group Co. (a)	2,601
239	Pinnacle Entertainment, Inc. (a)	2,430
76	Vail Resorts, Inc. (c)	3,214

		20,565

	Household Durables — 0.5%
117	Skullcandy, Inc. (a)	1,459

	Internet & Catalog Retail — 0.8%
109	HomeAway, Inc. (a)	2,536

	Media — 1.4%
304	National CineMedia, Inc.	3,772
149	ReachLocal, Inc. (a)	922

		4,694

	Specialty Retail — 1.8%
142	Francesca’s Holdings Corp. (a)	2,455
147	Lumber Liquidators Holdings, Inc. (a) (c)	2,587
44	Mattress Firm Holding Corp. (a)	1,020

		6,062

	Textiles, Apparel & Luxury Goods — 4.3%
29	Deckers Outdoor Corp. (a)	2,183
514	Liz Claiborne, Inc. (a)	4,432
65	Oxford Industries, Inc.	2,923
140	Vera Bradley, Inc. (a)	4,523

		14,061

	Total Consumer Discretionary	60,165

	Consumer Staples — 1.1%
	Food & Staples Retailing — 1.1%
95	Fresh Market, Inc. (The) (a)	3,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.5%
	Energy Equipment & Services — 3.5%
19	CARBO Ceramics, Inc.	2,353
76	Dril-Quip, Inc. (a)	5,010
181	Global Geophysical Services, Inc. (a)	1,213
109	Superior Energy Services, Inc. (a)	3,103

		11,679

	Oil, Gas & Consumable Fuels — 4.0%
54	Laredo Petroleum Holdings, Inc. (a)	1,204
290	Lone Pine Resources, Inc., (Canada) (a)	2,030
579	Magnum Hunter Resources Corp. (a)	3,118
104	Oasis Petroleum, Inc. (a)	3,034
105	Petroleum Development Corp. (a)	3,699

		13,085

	Total Energy	24,764

	Financials — 7.1%
	Capital Markets — 4.9%
38	Affiliated Managers Group, Inc. (a)	3,666
84	Cohen & Steers, Inc. (c)	2,441
129	Financial Engines, Inc. (a)	2,876
41	Greenhill & Co., Inc.	1,493
328	PennantPark Investment Corp.	3,306
77	Stifel Financial Corp. (a)	2,474

		16,256

	Commercial Banks — 0.5%
30	Signature Bank (a)	1,803

	Real Estate Investment Trusts (REITs) — 1.7%
39	BRE Properties, Inc.	1,974
97	Douglas Emmett, Inc. (m)	1,775
32	Home Properties, Inc.	1,813

		5,562

	Total Financials	23,621

	Health Care — 20.7%
	Biotechnology — 5.4%
66	Acorda Therapeutics, Inc. (a)	1,562
114	Aegerion Pharmaceuticals, Inc. (a)	1,905
192	Ariad Pharmaceuticals, Inc. (a)	2,352
81	AVEO Pharmaceuticals, Inc. (a)	1,401
101	Cubist Pharmaceuticals, Inc. (a)	3,983
281	Halozyme Therapeutics, Inc. (a)	2,673
117	Idenix Pharmaceuticals, Inc. (a)	874
70	Onyx Pharmaceuticals, Inc. (a)	3,065

		17,815

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.3%
365	DynaVox, Inc., Class A (a)	1,328
545	Imris, Inc., (Canada) (a)	1,472
222	Insulet Corp. (a) (c)	4,171
109	Masimo Corp. (a)	2,032
215	MELA Sciences, Inc. (a)	793
352	Syneron Medical Ltd., (Israel) (a)	3,898
63	Thoratec Corp. (a)	2,102
163	Tornier N.V., (Netherlands) (a)	2,926
630	Unilife Corp. (a)	1,964

		20,686

	Health Care Providers & Services — 3.5%
241	Acadia Healthcare Co., Inc. (a)	2,403
221	Emeritus Corp. (a)	3,875
113	Health Net, Inc. (a)	3,436
36	WellCare Health Plans, Inc. (a)	1,890

		11,604

	Health Care Technology — 1.4%
282	Omnicell, Inc. (a)	4,663

	Life Sciences Tools & Services — 1.5%
222	Bruker Corp. (a)	2,752
165	Fluidigm Corp. (a)	2,177

		4,929

	Pharmaceuticals — 2.6%
102	Impax Laboratories, Inc. (a)	2,063
267	Nektar Therapeutics (a)	1,495
142	Sagent Pharmaceuticals, Inc. (a)	2,975
79	ViroPharma, Inc. (a)	2,172

		8,705

	Total Health Care	68,402

	Industrials — 19.6%
	Aerospace & Defense — 1.8%
28	DigitalGlobe, Inc. (a)	477
92	HEICO Corp. (c)	5,381

		5,858

	Building Products — 2.9%
65	Armstrong World Industries, Inc. (a)	2,830
112	Simpson Manufacturing Co., Inc. (c)	3,762
127	Trex Co., Inc. (a)	2,906

		9,498

	Commercial Services & Supplies — 1.1%
55	Clean Harbors, Inc. (a)	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.6%
101	Acuity Brands, Inc.	5,349

	Industrial Conglomerates — 1.0%
78	Carlisle Cos., Inc.	3,440

	Machinery — 4.0%
41	Graco, Inc.	1,672
53	Middleby Corp. (a)	4,946
99	Titan International, Inc.	1,934
66	Wabtec Corp.	4,619

		13,171

	Professional Services — 1.0%
135	Mistras Group, Inc. (a)	3,441

	Road & Rail — 3.9%
313	Avis Budget Group, Inc. (a)	3,355
166	Marten Transport Ltd.	2,977
107	Old Dominion Freight Line, Inc. (a)	4,323
171	Zipcar, Inc. (a)	2,294

		12,949

	Trading Companies & Distributors — 2.3%
217	Rush Enterprises, Inc., Class A (a)	4,534
48	Watsco, Inc.	3,152

		7,686

	Total Industrials	64,916

	Information Technology — 22.3%
	Communications Equipment — 1.5%
175	Aruba Networks, Inc. (a)	3,240
76	Riverbed Technology, Inc. (a)	1,780

		5,020

	Computers & Peripherals — 0.6%
78	Fusion-io, Inc. (a)	1,883

	Electronic Equipment, Instruments & Components — 0.4%
168	RealD, Inc. (a)	1,333

	Internet Software & Services — 5.2%
156	Cornerstone OnDemand, Inc. (a)	2,841
146	DealerTrack Holdings, Inc. (a)	3,975
235	Envestnet, Inc. (a)	2,807
82	LogMeIn, Inc. (a)	3,149
41	OpenTable, Inc. (a)	1,604
69	Rackspace Hosting, Inc. (a)	2,977

		17,353

	IT Services — 1.0%
211	ServiceSource International, Inc. (a)	3,311

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 4.3%
80	Cavium, Inc. (a)	2,286
65	Cymer, Inc. (a)	3,256
57	Hittite Microwave Corp. (a)	2,835
190	Inphi Corp. (a)	2,267
106	Mellanox Technologies Ltd., (Israel) (a)	3,446

		14,090

	Software — 9.3%
51	BroadSoft, Inc. (a)	1,546
58	Concur Technologies, Inc. (a) (c)	2,951
113	Fortinet, Inc. (a)	2,459
78	NetSuite, Inc. (a)	3,151
113	Nuance Communications, Inc. (a)	2,854
154	RealPage, Inc. (a)	3,887
111	SolarWinds, Inc. (a)	3,113
108	Sourcefire, Inc. (a)	3,506
120	Taleo Corp., Class A (a)	4,631
109	TIBCO Software, Inc. (a)	2,613

		30,711

	Total Information Technology	73,701

	Materials — 0.8%
	Chemicals — 0.8%
94	Innospec, Inc. (a)	2,636

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
308	Boingo Wireless, Inc. (a)	2,646

	Total Common Stocks (Cost $287,633)	324,641

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
6,319	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $6,319)	6,319

Investment of Cash Collateral for Securities on Loan — 1.4%
	Investment Company — 1.4%
4,792	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,792)	4,792

	Total Investments — 101.4% (Cost $298,744)	335,752
	Liabilities in Excess of Other Assets — (1.4)%	(4,609)

	NET ASSETS — 100.0%	$331,143

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 13.2%
	Auto Components — 0.5%
10	American Axle & Manufacturing Holdings, Inc. (a)	103
18	Cooper Tire & Rubber Co.	252
71	Standard Motor Products, Inc.	1,428

		1,783

	Distributors — 0.0% (g)
9	VOXX International Corp. (a)	74

	Diversified Consumer Services — 0.6%
87	Bridgepoint Education, Inc. (a)	2,006
5	Capella Education Co. (a)	172
7	Lincoln Educational Services Corp.	51
11	Mac-Gray Corp.	150

		2,379

	Hotels, Restaurants & Leisure — 2.4%
93	Ameristar Casinos, Inc.	1,613
4	Biglari Holdings, Inc. (a)	1,326
12	Cracker Barrel Old Country Store, Inc.	610
28	DineEquity, Inc. (a)	1,178
97	Domino’s Pizza, Inc. (a)	3,279
3	Dunkin’ Brands Group, Inc. (a)	77
64	Ruby Tuesday, Inc. (a)	441
121	Ruth’s Hospitality Group, Inc. (a)	603

		9,127

	Household Durables — 2.2%
74	American Greetings Corp., Class A	925
1	CSS Industries, Inc.	10
110	Helen of Troy Ltd., (Bermuda) (a)	3,374
15	Jarden Corp.	454
16	Libbey, Inc. (a)	206
37	Lifetime Brands, Inc.	448
6	Skullcandy, Inc. (a)	74
50	Tempur-Pedic International, Inc. (a)	2,642

		8,133

	Leisure Equipment & Products — 0.3%
62	JAKKS Pacific, Inc.	874
11	Sturm Ruger & Co., Inc.	378

		1,252

	Media — 1.0%
89	Entercom Communications Corp., Class A (a)	548
100	Journal Communications, Inc., Class A (a)	438
13	Knology, Inc. (a)	185
23	LIN TV Corp., Class A (a)	98

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
19	Pandora Media, Inc. (a)	193
203	Sinclair Broadcast Group, Inc., Class A	2,300

		3,762

	Multiline Retail — 0.6%
50	Dillard’s, Inc., Class A	2,231

	Specialty Retail — 3.5%
116	Cabela’s, Inc. (a)	2,946
106	Casual Male Retail Group, Inc. (a)	362
10	Collective Brands, Inc. (a)	141
177	Conn’s, Inc. (a)	1,965
109	Express, Inc. (a)	2,163
57	Finish Line, Inc. (The), Class A	1,097
7	Kirkland’s, Inc. (a)	98
80	Rent-A-Center, Inc.	2,960
37	Select Comfort Corp. (a)	792
42	Teavana Holdings, Inc. (a)	787

		13,311

	Textiles, Apparel & Luxury Goods — 2.1%
13	Deckers Outdoor Corp. (a)	952
19	G-III Apparel Group Ltd. (a)	461
65	Iconix Brand Group, Inc. (a)	1,052
115	Maidenform Brands, Inc. (a)	2,103
38	Oxford Industries, Inc.	1,733
64	Perry Ellis International, Inc. (a)	910
25	Steven Madden Ltd. (a)	869

		8,080

	Total Consumer Discretionary	50,132

	Consumer Staples — 3.2%
	Beverages — 0.1%
8	Coca-Cola Bottling Co. Consolidated	468

	Food & Staples Retailing — 1.4%
40	Andersons, Inc. (The)	1,733
168	Spartan Stores, Inc.	3,101
12	Village Super Market, Inc., Class A	344

		5,178

	Food Products — 1.2%
47	B&G Foods, Inc.	1,124
37	Chiquita Brands International, Inc. (a)	306
40	Darling International, Inc. (a)	529
42	Diamond Foods, Inc.	1,362
24	Dole Food Co., Inc. (a) (c)	206
22	Fresh Del Monte Produce, Inc.	543
7	TreeHouse Foods, Inc. (a)	464

		4,534

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.5%
17	Elizabeth Arden, Inc. (a)	626
9	Nature’s Sunshine Products, Inc. (a)	146
67	Prestige Brands Holdings, Inc. (a)	756
32	Revlon, Inc., Class A (a)	476

		2,004

	Total Consumer Staples	12,184

	Energy — 6.6%
	Energy Equipment & Services — 2.2%
22	C&J Energy Services, Inc. (a)	461
7	Cal Dive International, Inc. (a)	15
81	Complete Production Services, Inc. (a)	2,705
57	Gulfmark Offshore, Inc., Class A (a)	2,386
20	Lufkin Industries, Inc.	1,353
12	Matrix Service Co. (a)	114
53	Newpark Resources, Inc. (a)	504
4	OYO Geospace Corp. (a)	333
32	RPC, Inc.	591

		8,462

	Oil, Gas & Consumable Fuels — 4.4%
14	Alon USA Energy, Inc.	122
3	Apco Oil and Gas International, Inc.	278
16	Bonanza Creek Energy, Inc. (a)	199
102	Callon Petroleum Co. (a)	507
28	Clayton Williams Energy, Inc. (a)	2,125
22	Cloud Peak Energy, Inc. (a)	417
20	Delek U.S. Holdings, Inc.	228
73	EXCO Resources, Inc.	765
16	Georesources, Inc. (a)	466
107	Gulfport Energy Corp. (a)	3,136
1	KiOR, Inc., Class A (a)	14
72	McMoRan Exploration Co. (a)	1,048
119	VAALCO Energy, Inc. (a)	721
115	W&T Offshore, Inc.	2,439
75	Warren Resources, Inc. (a)	245
104	Western Refining, Inc. (a)	1,378
63	World Fuel Services Corp.	2,636

		16,724

	Total Energy	25,186

	Financials — 21.9%
	Capital Markets — 0.6%
102	BGC Partners, Inc., Class A	604
20	Gladstone Capital Corp.	155
69	Knight Capital Group, Inc., Class A (a)	814

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
22	Manning & Napier, Inc. (a)	280
8	Prospect Capital Corp.	75
43	SWS Group, Inc.	295

		2,223

	Commercial Banks — 5.6%
2	Alliance Financial Corp.	65
21	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	339
79	BBCN Bancorp, Inc. (a)	747
8	Bridge Bancorp, Inc.	161
46	Cathay General Bancorp	691
27	Citizens & Northern Corp.	495
22	City Holding Co.	756
31	Community Bank System, Inc.	865
9	Community Trust Bancorp, Inc.	274
22	East West Bancorp, Inc.	440
12	Enterprise Financial Services Corp.	184
28	Financial Institutions, Inc.	457
11	First Bancorp	118
76	First Busey Corp.	378
343	First Commonwealth Financial Corp.	1,806
34	First Community Bancshares, Inc.	424
79	First Financial Bancorp	1,313
26	First Merchants Corp.	223
29	First Niagara Financial Group, Inc.	248
87	FNB Corp.	982
17	Hanmi Financial Corp. (a)	127
4	Heartland Financial USA, Inc.	67
27	Huntington Bancshares, Inc.	148
16	Iberiabank Corp.	774
22	International Bancshares Corp.	409
15	Lakeland Bancorp, Inc.	125
12	Lakeland Financial Corp.	316
24	MainSource Financial Group, Inc.	215
8	National Bankshares, Inc. (c)	229
12	NBT Bancorp, Inc.	270
94	Oriental Financial Group, Inc.	1,133
33	PacWest Bancorp	620
5	Peoples Bancorp, Inc.	76
58	Pinnacle Financial Partners, Inc. (a)	933
14	Prosperity Bancshares, Inc.	573
4	Renasant Corp.	58
10	Republic Bancorp, Inc., Class A	227
33	Sierra Bancorp	291
14	Southside Bancshares, Inc.	297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
92	Southwest Bancorp, Inc. (a)	550
81	Susquehanna Bancshares, Inc.	679
13	SVB Financial Group (a)	625
16	WesBanco, Inc.	312
26	West Bancorp, Inc.	246
10	Westamerica Bancorp	443
162	Wilshire Bancorp, Inc. (a)	589

		21,298

	Consumer Finance — 2.8%
23	Advance America Cash Advance Centers, Inc.	201
68	Cash America International, Inc.	3,190
111	DFC Global Corp. (a)	2,012
45	Nelnet, Inc., Class A	1,091
56	World Acceptance Corp. (a)	4,101

		10,595

	Diversified Financial Services — 0.3%
102	PHH Corp. (a)	1,096

	Insurance — 2.9%
250	American Equity Investment Life Holding Co.	2,603
27	American Safety Insurance Holdings Ltd. (a)	577
44	Aspen Insurance Holdings Ltd., (Bermuda)	1,163
321	CNO Financial Group, Inc. (a)	2,022
46	Delphi Financial Group, Inc., Class A	2,034
37	Flagstone Reinsurance Holdings S.A., (Luxembourg)	309
10	Horace Mann Educators Corp.	140
66	Meadowbrook Insurance Group, Inc.	708
82	National Financial Partners Corp. (a)	1,111
31	Selective Insurance Group, Inc.	557

		11,224

	Real Estate Investment Trusts (REITs) — 8.6%
29	Agree Realty Corp.	697
26	American Campus Communities, Inc.	1,104
419	Anworth Mortgage Asset Corp.	2,633
210	Ashford Hospitality Trust, Inc.	1,676
59	Associated Estates Realty Corp.	944
36	BioMed Realty Trust, Inc.	647
28	CapLease, Inc.	114
206	Capstead Mortgage Corp.	2,563
87	CBL & Associates Properties, Inc.	1,358
20	Colonial Properties Trust	417
45	Coresite Realty Corp.	798
173	DCT Industrial Trust, Inc.	886
57	DDR Corp.	689

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
19	EastGroup Properties, Inc.	813
34	Education Realty Trust, Inc.	346
6	Equity Lifestyle Properties, Inc.	393
150	First Industrial Realty Trust, Inc. (a)	1,537
51	Glimcher Realty Trust	473
9	Home Properties, Inc.	535
37	LaSalle Hotel Properties	893
308	Lexington Realty Trust	2,309
23	LTC Properties, Inc.	719
266	MFA Financial, Inc.	1,786
9	Mission West Properties, Inc.	78
206	Omega Healthcare Investors, Inc.	3,992
19	Parkway Properties, Inc.	186
93	Pennsylvania Real Estate Investment Trust	967
14	PS Business Parks, Inc.	782
17	Ramco-Gershenson Properties Trust	166
82	Senior Housing Properties Trust	1,829
9	Sun Communities, Inc.	314

		32,644

	Thrifts & Mortgage Finance — 1.1%
19	Dime Community Bancshares, Inc.	236
17	OceanFirst Financial Corp.	223
240	Ocwen Financial Corp. (a)	3,475
39	Trustco Bank Corp.	220

		4,154

	Total Financials	83,234

	Health Care — 12.4%
	Biotechnology — 4.5%
108	Achillion Pharmaceuticals, Inc. (a) (m)	821
57	Acorda Therapeutics, Inc. (a)	1,349
79	Aegerion Pharmaceuticals, Inc. (a)	1,329
172	Ariad Pharmaceuticals, Inc. (a)	2,104
58	BioCryst Pharmaceuticals, Inc. (a) (c)	143
52	Chelsea Therapeutics International Ltd. (a)	267
383	Dynavax Technologies Corp. (a)	1,271
80	Genomic Health, Inc. (a)	2,031
113	Halozyme Therapeutics, Inc. (a)	1,071
57	Immunomedics, Inc. (a) (c)	189
139	Inhibitex, Inc. (a)	1,516
80	InterMune, Inc. (a)	1,013
30	Ironwood Pharmaceuticals, Inc. (a)	364
72	Momenta Pharmaceuticals, Inc. (a)	1,256
21	Onyx Pharmaceuticals, Inc. (a)	919
228	Raptor Pharmaceutical Corp. (a)	1,429

		17,072

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 2.8%
83	Cantel Medical Corp.	2,318
29	DynaVox, Inc., Class A (a)	105
118	Greatbatch, Inc. (a)	2,606
32	Integra LifeSciences Holdings Corp. (a)	993
67	Invacare Corp.	1,026
43	Orthofix International N.V., (Netherlands) (a)	1,501
255	RTI Biologics, Inc. (a)	1,131
23	Sirona Dental Systems, Inc. (a)	995

		10,675

	Health Care Providers & Services — 3.4%
19	Almost Family, Inc. (a)	320
147	AmSurg Corp. (a)	3,839
46	Hanger Orthopedic Group, Inc. (a)	862
162	Metropolitan Health Networks, Inc. (a)	1,212
38	Molina Healthcare, Inc. (a)	849
37	Owens & Minor, Inc.	1,028
133	PharMerica Corp. (a)	2,011
21	Triple-S Management Corp., Class B (a)	413
10	US Physical Therapy, Inc.	189
19	Vanguard Health Systems, Inc. (a)	193
40	WellCare Health Plans, Inc. (a)	2,074

		12,990

	Health Care Technology — 0.3%
114	MedAssets, Inc. (a)	1,052

	Life Sciences Tools & Services — 0.1%
50	Cambrex Corp. (a)	360
35	Enzo Biochem, Inc. (a)	78

		438

	Pharmaceuticals — 1.3%
69	Impax Laboratories, Inc. (a)	1,390
20	Medicis Pharmaceutical Corp., Class A	665
27	Par Pharmaceutical Cos., Inc. (a)	897
15	Salix Pharmaceuticals Ltd. (a)	708
17	ViroPharma, Inc. (a)	476
97	Vivus, Inc. (a)	946

		5,082

	Total Health Care	47,309

	Industrials — 14.9%
	Aerospace & Defense — 2.6%
13	Ceradyne, Inc. (a)	340
8	Curtiss-Wright Corp.	269
33	Esterline Technologies Corp. (a)	1,841
255	GenCorp, Inc. (a)	1,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
12	HEICO Corp.	696
46	LMI Aerospace, Inc. (a)	804
77	Triumph Group, Inc.	4,483

		9,787

	Air Freight & Logistics — 0.5%
49	Atlas Air Worldwide Holdings, Inc. (a)	1,883

	Airlines — 1.2%
56	Alaska Air Group, Inc. (a)	4,167
96	Hawaiian Holdings, Inc. (a)	559

		4,726

	Building Products — 0.0% (g)
7	Gibraltar Industries, Inc. (a)	91

	Commercial Services & Supplies — 2.9%
289	Cenveo, Inc. (a)	983
164	Deluxe Corp.	3,742
118	Encore Capital Group, Inc. (a)	2,509
15	Herman Miller, Inc.	284
70	Knoll, Inc.	1,038
15	Portfolio Recovery Associates, Inc. (a)	1,013
14	Team, Inc. (a)	416
7	UniFirst Corp.	414
24	United Stationers, Inc.	775
1	Waste Connections, Inc.	40

		11,214

	Construction & Engineering — 1.0%
65	EMCOR Group, Inc.	1,746
83	MasTec, Inc. (a)	1,441
15	Michael Baker Corp. (a)	294
20	Tutor Perini Corp. (a)	248

		3,729

	Electrical Equipment — 1.5%
37	Acuity Brands, Inc.	1,940
42	EnerSys (a)	1,096
52	Regal-Beloit Corp.	2,650

		5,686

	Industrial Conglomerates — 0.1%
6	Standex International Corp.	191

	Machinery — 3.1%
25	Actuant Corp., Class A	561
34	Barnes Group, Inc.	820
29	CIRCOR International, Inc.	1,024
16	Columbus McKinnon Corp. (a)	198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
82	EnPro Industries, Inc. (a)	2,691
38	Kadant, Inc. (a)	866
16	Robbins & Myers, Inc.	757
57	Trimas Corp. (a)	1,016
52	Wabtec Corp.	3,651
7	Watts Water Technologies, Inc., Class A	233

		11,817

	Professional Services — 0.2%
11	GP Strategies Corp. (a)	152
33	Kelly Services, Inc., Class A	456
8	VSE Corp.	192

		800

	Road & Rail — 0.5%
9	Dollar Thrifty Automotive Group, Inc. (a)	604
129	Quality Distribution, Inc. (a)	1,450

		2,054

	Trading Companies & Distributors — 1.0%
48	Applied Industrial Technologies, Inc.	1,695
19	Beacon Roofing Supply, Inc. (a)	391
10	Interline Brands, Inc. (a)	159
61	SeaCube Container Leasing Ltd.	905
19	United Rentals, Inc. (a)	570

		3,720

	Transportation Infrastructure — 0.3%
77	Wesco Aircraft Holdings, Inc. (a)	1,077

	Total Industrials	56,775

	Information Technology — 14.9%
	Communications Equipment — 1.7%
141	Arris Group, Inc. (a)	1,528
42	Black Box Corp.	1,178
18	Blue Coat Systems, Inc. (a)	461
24	Comtech Telecommunications Corp.	681
13	NETGEAR, Inc. (a)	419
13	Oplink Communications, Inc. (a)	209
30	Plantronics, Inc.	1,066
53	Polycom, Inc. (a)	857

		6,399

	Computers & Peripherals — 0.5%
27	Fusion-io, Inc. (a)	656
20	Imation Corp. (a)	112
18	Synaptics, Inc. (a)	534
34	Xyratex Ltd., (United Kingdom)	455

		1,757

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.4%
59	Brightpoint, Inc. (a)	633
25	Daktronics, Inc.	236
27	DDi Corp.	253
11	FEI Co. (a)	436
28	Insight Enterprises, Inc. (a)	424
15	Littelfuse, Inc.	640
7	Measurement Specialties, Inc. (a)	196
41	Newport Corp. (a)	558
12	Plexus Corp. (a)	315
50	RadiSys Corp. (a)	252
35	SYNNEX Corp. (a)	1,057
38	TTM Technologies, Inc. (a)	414

		5,414

	Internet Software & Services — 1.0%
16	Keynote Systems, Inc.	324
619	United Online, Inc.	3,365
4	Zillow, Inc. (a)	99

		3,788

	IT Services — 1.7%
16	CACI International, Inc., Class A (a)	900
20	CSG Systems International, Inc. (a)	300
21	Gartner, Inc. (a)	734
12	ManTech International Corp., Class A	381
11	MAXIMUS, Inc.	471
27	TeleTech Holdings, Inc. (a)	431
20	Unisys Corp. (a)	400
41	VeriFone Systems, Inc. (a)	1,457
24	Wright Express Corp. (a)	1,281

		6,355

	Semiconductors & Semiconductor Equipment — 3.8%
145	Amkor Technology, Inc. (a)	630
40	Brooks Automation, Inc.	411
124	Cirrus Logic, Inc. (a)	1,969
125	Entegris, Inc. (a)	1,086
41	GSI Technology, Inc. (a)	192
310	GT Advanced Technologies, Inc. (a)	2,247
30	Integrated Silicon Solution, Inc. (a)	278
52	Intermolecular, Inc. (a)	446
385	Kulicke & Soffa Industries, Inc. (a)	3,559
72	Lattice Semiconductor Corp. (a)	427
45	Micrel, Inc.	459
41	Photronics, Inc. (a)	247
163	PMC-Sierra, Inc. (a)	900
114	Skyworks Solutions, Inc. (a)	1,844

		14,695

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 4.8%
43	Actuate Corp. (a)	250
13	Ariba, Inc. (a)	354
147	Aspen Technology, Inc. (a)	2,552
40	Ebix, Inc. (c)	891
4	Imperva, Inc. (a)	146
118	JDA Software Group, Inc. (a)	3,822
7	Jive Software, Inc. (a)	117
86	Magma Design Automation, Inc. (a)	617
2	Manhattan Associates, Inc. (a)	69
20	Monotype Imaging Holdings, Inc. (a)	316
23	Netscout Systems, Inc. (a)	398
52	Parametric Technology Corp. (a)	957
33	Progress Software Corp. (a)	635
31	Quest Software, Inc. (a)	571
9	Rovi Corp. (a)	228
28	SS&C Technologies Holdings, Inc. (a)	498
202	Take-Two Interactive Software, Inc. (a)	2,737
6	Tangoe, Inc. (a)	86
17	TeleCommunication Systems, Inc., Class A (a)	41
102	TeleNav, Inc. (a)	793
26	TIBCO Software, Inc. (a)	617
33	VASCO Data Security International, Inc. (a)	214
35	VirnetX Holding Corp. (a) (c)	866
27	Websense, Inc. (a)	502

		18,277

	Total Information Technology	56,685

	Materials — 5.1%
	Chemicals — 2.2%
5	FutureFuel Corp.	67
85	Georgia Gulf Corp. (a)	1,659
32	H.B. Fuller Co.	740
35	Innophos Holdings, Inc.	1,675
7	Innospec, Inc. (a)	185
46	Koppers Holdings, Inc.	1,563
20	Kraton Performance Polymers, Inc. (a)	412
97	PolyOne Corp.	1,118
51	Solutia, Inc. (a)	883

		8,302

	Containers & Packaging — 0.8%
166	Graphic Packaging Holding Co. (a)	705
42	Rock-Tenn Co., Class A	2,395

		3,100

	Metals & Mining — 1.4%
71	Coeur d’Alene Mines Corp. (a)	1,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
38	Hecla Mining Co.	200
195	Noranda Aluminum Holding Corp.	1,605
55	Revett Minerals, Inc. (a)	257
89	Worthington Industries, Inc.	1,461

		5,239

	Paper & Forest Products — 0.7%
79	Buckeye Technologies, Inc.	2,628
2	Schweitzer-Mauduit International, Inc.	160

		2,788

	Total Materials	19,429

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.4%
18	Boingo Wireless, Inc. (a)	152
963	Cincinnati Bell, Inc. (a)	2,917
37	Consolidated Communications Holdings, Inc.	705
3	IDT Corp., Class B	28
142	Premiere Global Services, Inc. (a)	1,203
176	Vonage Holdings Corp. (a)	431

	Total Telecommunication Services	5,436

	Utilities — 3.8%
	Electric Utilities — 2.6%
9	Central Vermont Public Service Corp.	323
67	El Paso Electric Co.	2,314
24	Empire District Electric Co. (The)	496
39	IDACORP, Inc.	1,650
160	Portland General Electric Co.	4,041
16	UniSource Energy Corp.	605
13	Westar Energy, Inc.	383

		9,812

	Gas Utilities — 1.2%
3	AGL Resources, Inc. (m)	113
14	Chesapeake Utilities Corp.	616
13	Laclede Group, Inc. (The)	538
33	New Jersey Resources Corp.	1,619
10	Northwest Natural Gas Co.	489
19	Southwest Gas Corp.	790
12	WGL Holdings, Inc.	522

		4,687

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	23

	Total Utilities	14,522

	Total Common Stocks (Cost $299,701)	370,892

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligation — 0.4%
1,425	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $1,429)	1,430

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
9,278	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,278)	9,278

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
1,852	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,852)	1,852

	Total Investments — 100.7% (Cost $312,260)	383,452
	Liabilities in Excess of Other Assets — (0.7)%	(2,722)

	NET ASSETS — 100.0%	$380,730

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	E-mini Russell 2000	03/16/12	$9,604	$52

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 19.5%
	Auto Components — 0.6%
513	Drew Industries, Inc. (a)	12,577

	Distributors — 1.0%
741	Pool Corp.	22,304

	Diversified Consumer Services — 0.4%
1,023	Archipelago Learning, Inc. (a)	9,893

	Hotels, Restaurants & Leisure — 7.0%
836	Brinker International, Inc.	22,374
575	Cracker Barrel Old Country Store, Inc.	28,997
731	Monarch Casino & Resort, Inc. (a)	7,451
922	Papa John’s International, Inc. (a)	34,752
1,323	Penn National Gaming, Inc. (a)	50,354
1,159	Shuffle Master, Inc. (a)	13,583

		157,511

	Household Durables — 3.2%
1,797	Jarden Corp.	53,696
841	Toll Brothers, Inc. (a)	17,179

		70,875

	Leisure Equipment & Products — 0.6%
694	Brunswick Corp.	12,536

	Media — 1.4%
1,120	Cinemark Holdings, Inc.	20,705
186	Morningstar, Inc.	11,051

		31,756

	Specialty Retail — 4.5%
1,780	American Eagle Outfitters, Inc.	27,219
1,804	Chico’s FAS, Inc.	20,098
909	Dick’s Sporting Goods, Inc.	33,524
530	Williams-Sonoma, Inc.	20,393

		101,234

	Textiles, Apparel & Luxury Goods — 0.8%
1,079	Iconix Brand Group, Inc. (a)	17,572

	Total Consumer Discretionary	436,258

	Consumer Staples — 1.3%
	Food Products — 1.3%
528	J&J Snack Foods Corp.	28,140

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
1,765	Patterson-UTI Energy, Inc.	35,265
483	Tidewater, Inc.	23,787

		59,052

	Oil, Gas & Consumable Fuels — 3.1%
603	Approach Resources, Inc. (a) (c)	17,735

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
549	Cimarex Energy Co.	33,983
1,632	Resolute Energy Corp. (a)	17,621

		69,339

	Total Energy	128,391

	Financials — 22.9%
	Capital Markets — 5.9%
967	Calamos Asset Management, Inc., Class A	12,099
129	Diamond Hill Investment Group, Inc.	9,573
426	Eaton Vance Corp.	10,068
1,022	Epoch Holding Corp.	22,717
448	Greenhill & Co., Inc.	16,289
2,215	HFF, Inc., Class A (a)	22,880
2,194	Janus Capital Group, Inc.	13,841
405	JMP Group, Inc.	2,896
1,476	KBW, Inc.	22,410

		132,773

	Commercial Banks — 7.8%
3,061	Associated Banc-Corp.	34,193
1,524	First Financial Bancorp	25,355
80	First of Long Island Corp. (The)	2,110
682	First Republic Bank (a)	20,888
1,124	Glacier Bancorp, Inc.	13,519
529	Iberiabank Corp.	26,072
2,804	Umpqua Holdings Corp.	34,747
2,903	Western Alliance Bancorp (a)	18,086

		174,970

	Insurance — 2.9%
503	eHealth, Inc. (a)	7,389
585	ProAssurance Corp.	46,702
135	RLI Corp.	9,861

		63,952

	Real Estate Investment Trusts (REITs) — 5.5%
781	EastGroup Properties, Inc.	33,961
508	Mid-America Apartment Communities, Inc.	31,767
1,209	National Retail Properties, Inc.	31,895
1,474	RLJ Lodging Trust	24,810

		122,433

	Real Estate Management & Development — 0.8%
668	FirstService Corp., (Canada) (a)	17,708

	Total Financials	511,836

	Health Care — 9.6%
	Health Care Equipment & Supplies — 1.3%
368	IDEXX Laboratories, Inc. (a)	28,297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 6.9%
1,763	Coventry Health Care, Inc. (a)	53,541
383	MWI Veterinary Supply, Inc. (a)	25,472
1,588	PSS World Medical, Inc. (a)	38,404
592	VCA Antech, Inc. (a)	11,692
492	WellCare Health Plans, Inc. (a)	25,825

		154,934

	Health Care Technology — 1.2%
1,550	Omnicell, Inc. (a)	25,613

	Pharmaceuticals — 0.2%
1,012	Cumberland Pharmaceuticals, Inc. (a)	5,445

	Total Health Care	214,289

	Industrials — 14.7%
	Aerospace & Defense — 1.6%
370	TransDigm Group, Inc. (a)	35,414

	Air Freight & Logistics — 0.6%
434	Forward Air Corp.	13,923

	Building Products — 0.3%
699	NCI Building Systems, Inc. (a)	7,593

	Commercial Services & Supplies — 5.5%
2,102	ACCO Brands Corp. (a)	20,285
1,412	Herman Miller, Inc.	26,043
1,680	KAR Auction Services, Inc. (a)	22,681
1,630	Waste Connections, Inc.	54,027

		123,036

	Construction & Engineering — 0.9%
1,758	Comfort Systems USA, Inc.	18,845

	Electrical Equipment — 0.7%
294	Regal-Beloit Corp.	14,965

	Machinery — 3.9%
502	Altra Holdings, Inc. (a)	9,451
1,135	Douglas Dynamics, Inc.	16,597
866	RBC Bearings, Inc. (a)	36,096
402	Toro Co. (The)	24,410

		86,554

	Road & Rail — 0.9%
1,325	Knight Transportation, Inc.	20,715

	Trading Companies & Distributors — 0.3%
465	Interline Brands, Inc. (a)	7,239

	Total Industrials	328,284

	Information Technology — 9.8%
	Electronic Equipment, Instruments & Components — 1.5%
545	Anixter International, Inc. (a)	32,474

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.2%
821	Active Network, Inc. (The) (a)	11,170
1,718	Dice Holdings, Inc. (a)	14,238
243	SciQuest, Inc. (a)	3,471
372	Travelzoo, Inc. (a)	9,151
355	Vocus, Inc. (a)	7,838
180	Zillow, Inc. (a)	4,042

		49,910

	Semiconductors & Semiconductor Equipment — 0.8%
1,625	Intersil Corp., Class A	16,964

	Software — 5.3%
87	Imperva, Inc. (a)	3,014
675	MICROS Systems, Inc. (a)	31,437
1,145	Monotype Imaging Holdings, Inc. (a)	17,858
305	NetSuite, Inc. (a)	12,365
306	SolarWinds, Inc. (a)	8,566
719	Solera Holdings, Inc.	32,038
331	SuccessFactors, Inc. (a)	13,184

		118,462

	Total Information Technology	217,810

	Materials — 9.2%
	Chemicals — 2.2%
320	Airgas, Inc.	24,994
550	Scotts Miracle-Gro Co. (The), Class A	25,664

		50,658

	Containers & Packaging — 6.2%
845	Aptargroup, Inc.	44,088
1,070	Crown Holdings, Inc. (a)	35,928
1,492	Silgan Holdings, Inc.	57,657

		137,673

	Metals & Mining — 0.8%
251	Compass Minerals International, Inc.	17,288

	Total Materials	205,619

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
548	Lumos Networks Corp.	8,413

	Wireless Telecommunication Services — 0.3%
344	NTELOS Holdings Corp.	7,007

	Total Telecommunication Services	15,420

	Utilities — 2.9%
	Gas Utilities — 1.3%
607	Northwest Natural Gas Co.	29,070

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.6%
995	NorthWestern Corp.	35,599

	Total Utilities	64,669

	Total Common Stocks (Cost $1,727,120)	2,150,716

Short-Term Investment — 4.0%
	Investment Company — 4.0%
89,468	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $89,468)	89,468

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 0.0%
	Investment Company — 0.0% (g)
351	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $351)	351

	Total Investments — 100.4% (Cost $1,816,939)	2,240,535
	Liabilities in Excess of Other Assets — (0.4)%	(9,426)

	NET ASSETS — 100.0%	$2,231,109

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 18.4%
	Auto Components — 1.3%
170	Gentex Corp.	5,024
150	Tenneco, Inc. (a)	4,455

		9,479

	Automobiles — 0.4%
112	Tesla Motors, Inc. (a)	3,196

	Diversified Consumer Services — 1.5%
193	American Public Education, Inc. (a)	8,370
99	Sotheby’s	2,836

		11,206

	Hotels, Restaurants & Leisure — 6.3%
220	Bally Technologies, Inc. (a)	8,715
107	BJ’s Restaurants, Inc. (a)	4,845
247	Bravo Brio Restaurant Group, Inc. (a)	4,235
203	Life Time Fitness, Inc. (a)	9,509
965	Morgans Hotel Group Co. (a)	5,696
530	Pinnacle Entertainment, Inc. (a)	5,388
169	Vail Resorts, Inc.	7,146

		45,534

	Household Durables — 0.5%
258	Skullcandy, Inc. (a)	3,228

	Internet & Catalog Retail — 0.8%
242	HomeAway, Inc. (a)	5,617

	Media — 1.4%
674	National CineMedia, Inc.	8,361
330	ReachLocal, Inc. (a)	2,038

		10,399

	Specialty Retail — 1.9%
315	Francesca’s Holdings Corp. (a)	5,443
324	Lumber Liquidators Holdings, Inc. (a) (c)	5,729
98	Mattress Firm Holding Corp. (a)	2,263

		13,435

	Textiles, Apparel & Luxury Goods — 4.3%
64	Deckers Outdoor Corp. (a)	4,859
1,140	Liz Claiborne, Inc. (a)	9,837
144	Oxford Industries, Inc.	6,475
311	Vera Bradley, Inc. (a)	10,014

		31,185

	Total Consumer Discretionary	133,279

	Consumer Staples — 1.1%
	Food & Staples Retailing — 1.1%
211	Fresh Market, Inc. (The) (a)	8,427

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.6%
	Energy Equipment & Services — 3.6%
42	CARBO Ceramics, Inc.	5,205
169	Dril-Quip, Inc. (a)	11,143
399	Global Geophysical Services, Inc. (a)	2,684
242	Superior Energy Services, Inc. (a)	6,874

		25,906

	Oil, Gas & Consumable Fuels — 4.0%
120	Laredo Petroleum Holdings, Inc. (a)	2,669
644	Lone Pine Resources, Inc., (Canada) (a)	4,515
1,285	Magnum Hunter Resources Corp. (a)	6,926
231	Oasis Petroleum, Inc. (a)	6,723
233	Petroleum Development Corp. (a)	8,184

		29,017

	Total Energy	54,923

	Financials — 7.2%
	Capital Markets — 5.0%
85	Affiliated Managers Group, Inc. (a)	8,137
187	Cohen & Steers, Inc. (c)	5,413
285	Financial Engines, Inc. (a)	6,371
91	Greenhill & Co., Inc.	3,303
726	PennantPark Investment Corp.	7,329
171	Stifel Financial Corp. (a)	5,477

		36,030

	Commercial Banks — 0.5%
67	Signature Bank (a)	3,989

	Real Estate Investment Trusts (REITs) — 1.7%
87	BRE Properties, Inc.	4,367
215	Douglas Emmett, Inc. (m)	3,925
70	Home Properties, Inc.	4,018

		12,310

	Total Financials	52,329

	Health Care — 20.9%
	Biotechnology — 5.4%
145	Acorda Therapeutics, Inc. (a)	3,459
252	Aegerion Pharmaceuticals, Inc. (a)	4,214
425	Ariad Pharmaceuticals, Inc. (a)	5,208
180	AVEO Pharmaceuticals, Inc. (a)	3,098
223	Cubist Pharmaceuticals, Inc. (a)	8,827
622	Halozyme Therapeutics, Inc. (a)	5,911
260	Idenix Pharmaceuticals, Inc. (a)	1,934
154	Onyx Pharmaceuticals, Inc. (a)	6,786

		39,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 6.3%
802	DynaVox, Inc., Class A (a)	2,918
1,210	Imris, Inc., (Canada) (a)	3,267
491	Insulet Corp. (a)	9,245
242	Masimo Corp. (a)	4,512
475	MELA Sciences, Inc. (a)	1,753
781	Syneron Medical Ltd., (Israel) (a)	8,648
139	Thoratec Corp. (a)	4,656
360	Tornier N.V., (Netherlands) (a)	6,487
1,394	Unilife Corp. (a)	4,351

		45,837

	Health Care Providers & Services — 3.6%
534	Acadia Healthcare Co., Inc. (a)	5,321
491	Emeritus Corp. (a) (c)	8,592
250	Health Net, Inc. (a)	7,614
80	WellCare Health Plans, Inc. (a)	4,179

		25,706

	Health Care Technology — 1.4%
626	Omnicell, Inc. (a)	10,336

	Life Sciences Tools & Services — 1.5%
492	Bruker Corp. (a)	6,105
367	Fluidigm Corp. (a)	4,824

		10,929

	Pharmaceuticals — 2.7%
227	Impax Laboratories, Inc. (a)	4,581
590	Nektar Therapeutics (a)	3,303
314	Sagent Pharmaceuticals, Inc. (a)	6,603
176	ViroPharma, Inc. (a)	4,807

		19,294

	Total Health Care	151,539

	Industrials — 19.8%
	Aerospace & Defense — 1.8%
62	DigitalGlobe, Inc. (a)	1,059
204	HEICO Corp. (c)	11,934

		12,993

	Building Products — 2.9%
143	Armstrong World Industries, Inc. (a)	6,260
248	Simpson Manufacturing Co., Inc.	8,341
281	Trex Co., Inc. (a)	6,435

		21,036

	Commercial Services & Supplies — 1.1%
123	Clean Harbors, Inc. (a)	7,807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 1.6%
223	Acuity Brands, Inc.	11,840

	Industrial Conglomerates — 1.0%
172	Carlisle Cos., Inc.	7,624

	Machinery — 4.0%
91	Graco, Inc.	3,705
117	Middleby Corp. (a)	10,965
220	Titan International, Inc.	4,279
146	Wabtec Corp.	10,241

		29,190

	Professional Services — 1.1%
299	Mistras Group, Inc. (a)	7,629

	Road & Rail — 4.0%
694	Avis Budget Group, Inc. (a)	7,436
367	Marten Transport Ltd.	6,600
237	Old Dominion Freight Line, Inc. (a)	9,592
379	Zipcar, Inc. (a)	5,085

		28,713

	Trading Companies & Distributors — 2.3%
481	Rush Enterprises, Inc., Class A (a)	10,052
106	Watsco, Inc.	6,980

		17,032

	Total Industrials	143,864

	Information Technology — 22.5%
	Communications Equipment — 1.5%
388	Aruba Networks, Inc. (a)	7,180
168	Riverbed Technology, Inc. (a)	3,939

		11,119

	Computers & Peripherals — 0.6%
172	Fusion-io, Inc. (a) (c)	4,173

	Electronic Equipment, Instruments & Components — 0.4%
372	RealD, Inc. (a)	2,951

	Internet Software & Services — 5.3%
345	Cornerstone OnDemand, Inc. (a) (c)	6,295
323	DealerTrack Holdings, Inc. (a)	8,809
520	Envestnet, Inc. (a)	6,219
181	LogMeIn, Inc. (a)	6,977
91	OpenTable, Inc. (a)	3,553
153	Rackspace Hosting, Inc. (a)	6,598

		38,451

	IT Services — 1.0%
469	ServiceSource International, Inc. (a)	7,352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 4.3%
178	Cavium, Inc. (a)	5,069
145	Cymer, Inc. (a)	7,215
127	Hittite Microwave Corp. (a)	6,283
420	Inphi Corp. (a)	5,020
235	Mellanox Technologies Ltd., (Israel) (a)	7,632

		31,219

	Software — 9.4%
114	BroadSoft, Inc. (a)	3,428
129	Concur Technologies, Inc. (a)	6,537
250	Fortinet, Inc. (a)	5,444
172	NetSuite, Inc. (a)	6,981
254	Nuance Communications, Inc. (a)	6,402
341	RealPage, Inc. (a)	8,614
247	SolarWinds, Inc. (a)	6,901
240	Sourcefire, Inc. (a)	7,768
265	Taleo Corp., Class A (a)	10,262
242	TIBCO Software, Inc. (a)	5,788

		68,125

	Total Information Technology	163,390

	Materials — 0.8%
	Chemicals — 0.8%
208	Innospec, Inc. (a)	5,841

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
684	Boingo Wireless, Inc. (a)	5,885

	Total Common Stocks (Cost $641,999)	719,477

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)

Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
103	Magnum Hunter Resources Corp., expiring 10/14/13 (Cost $—) (a)	—

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
12,345	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $12,345)	12,345

Investment of Cash Collateral for Securities on Loan — 1.3%
	Investment Company — 1.3%
9,494	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $9,494)	9,494

	Total Investments — 102.1% (Cost $663,838)	741,316
	Liabilities in Excess of Other Assets — (2.1)%	(15,583)

	NET ASSETS — 100.0%	$725,733

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
		Consumer Discretionary — 13.4%
		Auto Components — 0.4%
—	(h)	Spartan Motors, Inc.	1
121		Superior Industries International, Inc.	2,004

			2,005

		Distributors — 0.1%
75		VOXX International Corp. (a)	633

		Diversified Consumer Services — 1.2%
18		Cambium Learning Group, Inc. (a)	54
129		Lincoln Educational Services Corp.	1,017
232		Regis Corp.	3,831
167		School Specialty, Inc. (a)	418
262		Stewart Enterprises, Inc., Class A	1,506

			6,826

		Hotels, Restaurants & Leisure — 2.4%
14		Biglari Holdings, Inc. (a)	5,303
419		Boyd Gaming Corp. (a) (c)	3,125
14		Dunkin’ Brands Group, Inc. (a)	340
189		Isle of Capri Casinos, Inc. (a)	881
78		Multimedia Games Holding Co., Inc. (a)	618
213		O’Charley’s, Inc. (a)	1,170
144		Ruth’s Hospitality Group, Inc. (a)	716
18		Scientific Games Corp., Class A (a)	173
13		Town Sports International Holdings, Inc. (a)	93
25		Wyndham Worldwide Corp.	957

			13,376

		Household Durables — 1.9%
95		American Greetings Corp., Class A	1,190
66		Blyth, Inc.	3,749
11		CSS Industries, Inc.	225
116		La-Z-Boy, Inc. (a)	1,384
148		Leggett & Platt, Inc.	3,414
13		Lifetime Brands, Inc.	155
12		Skullcandy, Inc. (a)	144

			10,261

		Internet & Catalog Retail — 0.2%
327		Orbitz Worldwide, Inc. (a)	1,228

		Leisure Equipment & Products — 0.7%
65		Arctic Cat, Inc. (a)	1,459
28		Brunswick Corp.	497
132		JAKKS Pacific, Inc.	1,868

			3,824

		Media — 2.1%
104		Belo Corp., Class A	656

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
52	Crown Media Holdings, Inc., Class A (a) (c)	62
159	Entercom Communications Corp., Class A (a)	979
10	Fisher Communications, Inc. (a)	291
95	Journal Communications, Inc., Class A (a)	417
147	LIN TV Corp., Class A (a)	620
484	McClatchy Co. (The), Class A (a) (c)	1,156
24	Nexstar Broadcasting Group, Inc., Class A (a)	191
55	Outdoor Channel Holdings, Inc.	413
25	Pandora Media, Inc. (a)	248
65	Scholastic Corp.	1,942
416	Sinclair Broadcast Group, Inc., Class A	4,709
4	Value Line, Inc.	40

		11,724

	Multiline Retail — 0.5%
66	Dillard’s, Inc., Class A	2,949

	Specialty Retail — 2.8%
284	Build-A-Bear Workshop, Inc., (a)	2,401
441	Conn’s, Inc. (a)	4,900
116	Finish Line, Inc. (The), Class A	2,229
387	OfficeMax, Inc. (a)	1,759
246	Pacific Sunwear of California, Inc. (a)	420
91	Rent-A-Center, Inc.	3,363
9	Teavana Holdings, Inc. (a)	171

		15,243

	Textiles, Apparel & Luxury Goods — 1.1%
29	Cherokee, Inc.	338
346	Liz Claiborne, Inc. (a)	2,987
58	Oxford Industries, Inc.	2,608

		5,933

	Total Consumer Discretionary	74,002

	Consumer Staples — 3.9%
	Food & Staples Retailing — 1.2%
17	Fresh Market, Inc. (The) (a)	694
8	Nash Finch Co.	221
5	Pantry, Inc. (The) (a)	56
3,436	Rite Aid Corp. (a)	4,329
85	Spartan Stores, Inc.	1,567

		6,867

	Food Products — 0.4%
77	B&G Foods, Inc.	1,844
12	Farmer Bros Co.	95

		1,939

	Household Products — 0.8%
515	Central Garden & Pet Co., Class A (a)	4,284

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.4%
181	Prestige Brands Holdings, Inc. (a)	2,041

	Tobacco — 1.1%
138	Universal Corp.	6,356

	Total Consumer Staples	21,487

	Energy — 3.9%
	Energy Equipment & Services — 1.6%
458	Cal Dive International, Inc. (a)	1,031
20	Geokinetics, Inc. (a)	42
23	Gulf Island Fabrication, Inc.	666
96	Helix Energy Solutions Group, Inc. (a)	1,512
694	Hercules Offshore, Inc. (a)	3,082
163	Parker Drilling Co. (a)	1,171
84	Pioneer Drilling Co. (a)	812
47	Tesco Corp. (a)	598
4	Tetra Technologies, Inc. (a)	40

		8,954

	Oil, Gas & Consumable Fuels — 2.3%
25	Alon USA Energy, Inc.	219
23	Bonanza Creek Energy, Inc. (a)	285
50	Cloud Peak Energy, Inc. (a)	964
175	Energy Partners Ltd. (a)	2,552
2	KiOR, Inc., Class A (a)	17
8	Panhandle Oil and Gas, Inc., Class A	276
385	Petroquest Energy, Inc. (a) (c)	2,540
14	Solazyme, Inc. (a)	164
88	Stone Energy Corp. (a)	2,308
146	W&T Offshore, Inc.	3,097
23	Western Refining, Inc. (a)	310
1	Westmoreland Coal Co. (a)	13

		12,745

	Total Energy	21,699

	Financials — 34.7%
	Capital Markets — 1.4%
21	Affiliated Managers Group, Inc. (a)	1,977
18	GAMCO Investors, Inc., Class A	800
47	Gladstone Capital Corp.	359
42	Gladstone Investment Corp.	308
168	Investment Technology Group, Inc. (a)	1,811
35	Janus Capital Group, Inc.	222
32	Manning & Napier, Inc. (a)	396
189	MCG Capital Corp.	753
29	Oppenheimer Holdings, Inc., Class A	472
25	Piper Jaffray Cos. (a)	513

		7,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 11.6%
50	1st Source Corp.	1,274
41	BancFirst Corp.	1,550
192	BancorpSouth, Inc.	2,113
84	Bank of Hawaii Corp.	3,728
32	Banner Corp.	540
69	BBCN Bancorp, Inc. (a)	650
106	Cathay General Bancorp	1,580
34	Central Pacific Financial Corp. (a)	434
4	Century Bancorp, Inc., Class A	107
37	Chemical Financial Corp.	791
10	Citizens & Northern Corp.	179
16	Citizens Republic Bancorp, Inc. (a)	180
90	City Holding Co.	3,054
50	CoBiz Financial, Inc.	290
70	Community Bank System, Inc.	1,940
57	Community Trust Bancorp, Inc.	1,677
23	Cullen/Frost Bankers, Inc.	1,233
72	Financial Institutions, Inc.	1,162
35	First Bancorp	395
100	First Busey Corp.	501
4	First Citizens BancShares, Inc., Class A	682
680	First Commonwealth Financial Corp.	3,578
22	First Community Bancshares, Inc.	280
123	First Financial Bancorp	2,042
19	First Financial Bankshares, Inc. (c)	645
60	First Interstate Bancsystem, Inc.	775
23	First Merchants Corp.	197
205	FirstMerit Corp.	3,100
239	FNB Corp.	2,703
1	Fulton Financial Corp.	12
43	Hancock Holding Co.	1,382
28	Heartland Financial USA, Inc.	431
27	Hudson Valley Holding Corp.	563
29	Lakeland Bancorp, Inc.	246
14	Lakeland Financial Corp.	370
152	MainSource Financial Group, Inc.	1,340
62	MB Financial, Inc.	1,053
30	Metro Bancorp, Inc. (a)	253
154	Oriental Financial Group, Inc.	1,867
57	PacWest Bancorp	1,078
11	S&T Bancorp, Inc.	217
9	Sierra Bancorp	77
28	Simmons First National Corp., Class A	761
133	Southwest Bancorp, Inc. (a)	790
30	State Bancorp, Inc.	365
18	StellarOne Corp.	206

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
25	Sterling Financial Corp. (a)	409
9	Suffolk Bancorp (a)	95
200	Susquehanna Bancshares, Inc.	1,679
29	SVB Financial Group (a)	1,374
226	TCF Financial Corp.	2,333
20	Tompkins Financial Corp.	782
74	Trustmark Corp.	1,797
96	UMB Financial Corp.	3,572
45	Umpqua Holdings Corp.	559
19	Washington Trust Bancorp, Inc.	463
10	West Bancorp, Inc.	91
26	West Coast Bancorp (a)	402
28	Westamerica Bancorp	1,247
211	Wilshire Bancorp, Inc. (a)	767

		63,961

	Consumer Finance — 1.9%
115	Advance America Cash Advance Centers, Inc.	1,033
12	Credit Acceptance Corp. (a)	950
164	DFC Global Corp. (a)	2,953
75	World Acceptance Corp. (a)	5,542

		10,478

	Diversified Financial Services — 0.3%
145	PHH Corp. (a)	1,547

	Insurance — 5.3%
352	American Equity Investment Life Holding Co.	3,661
24	American Safety Insurance Holdings Ltd. (a)	518
54	Arch Capital Group Ltd., (Bermuda) (a)	2,010
34	Axis Capital Holdings Ltd., (Bermuda)	1,090
217	CNO Financial Group, Inc. (a)	1,371
100	Delphi Financial Group, Inc., Class A	4,446
12	FBL Financial Group, Inc., Class A	401
39	Hallmark Financial Services (a)	269
51	Harleysville Group, Inc.	2,891
175	Horace Mann Educators Corp.	2,394
53	Meadowbrook Insurance Group, Inc.	570
109	Platinum Underwriters Holdings Ltd., (Bermuda)	3,728
31	ProAssurance Corp.	2,442
51	Selective Insurance Group, Inc.	895
34	StanCorp Financial Group, Inc.	1,249
167	Symetra Financial Corp.	1,516

		29,451

	Real Estate Investment Trusts (REITs) — 12.8%
17	Agree Realty Corp.	412
959	Anworth Mortgage Asset Corp.	6,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
104	Apartment Investment & Management Co., Class A	2,376
346	Ashford Hospitality Trust, Inc.	2,771
19	Brandywine Realty Trust	184
502	Capstead Mortgage Corp.	6,244
329	CBL & Associates Properties, Inc.	5,169
21	Colonial Properties Trust	440
195	Coresite Realty Corp.	3,482
393	CubeSmart	4,179
1,009	DCT Industrial Trust, Inc.	5,164
168	DiamondRock Hospitality Co.	1,620
13	EastGroup Properties, Inc.	574
312	Education Realty Trust, Inc.	3,192
184	FelCor Lodging Trust, Inc. (a)	563
67	First Industrial Realty Trust, Inc. (a)	680
44	Getty Realty Corp.	608
35	Home Properties, Inc.	2,009
102	Hospitality Properties Trust	2,335
42	LaSalle Hotel Properties	1,019
376	Lexington Realty Trust	2,813
52	LTC Properties, Inc.	1,611
150	MFA Financial, Inc.	1,011
190	Mission West Properties, Inc.	1,714
158	MPG Office Trust, Inc. (a) (c)	314
80	Parkway Properties, Inc.	786
121	Pennsylvania Real Estate Investment Trust	1,258
114	Potlatch Corp.	3,537
77	PS Business Parks, Inc.	4,290
61	Redwood Trust, Inc.	616
229	Sunstone Hotel Investors, Inc. (a)	1,863
34	Taubman Centers, Inc.	2,080

		70,935

	Thrifts & Mortgage Finance — 1.4%
129	Astoria Financial Corp.	1,094
12	BankFinancial Corp.	67
11	Capitol Federal Financial, Inc.	126
87	Doral Financial Corp. (a)	83
13	ESB Financial Corp.	177
238	MGIC Investment Corp. (a)	887
28	OceanFirst Financial Corp.	370
302	Ocwen Financial Corp. (a)	4,369
13	WSFS Financial Corp.	468

		7,641

	Total Financials	191,624

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 4.9%
	Biotechnology — 1.0%
58	Achillion Pharmaceuticals, Inc. (a)	438
126	Alkermes plc, (Ireland) (a)	2,192
126	Inhibitex, Inc. (a)	1,381
46	InterMune, Inc. (a)	582
884	Lexicon Pharmaceuticals, Inc. (a)	1,140

		5,733

	Health Care Equipment & Supplies — 1.2%
10	AngioDynamics, Inc. (a)	144
196	Greatbatch, Inc. (a)	4,338
280	RTI Biologics, Inc. (a)	1,244
61	SurModics, Inc. (a)	897

		6,623

	Health Care Providers & Services — 1.9%
58	CardioNet, Inc. (a)	136
227	Cross Country Healthcare, Inc. (a)	1,259
84	LCA-Vision, Inc. (a)	244
130	Magellan Health Services, Inc. (a)	6,416
287	Skilled Healthcare Group, Inc., Class A (a)	1,566
31	Universal American Corp.	389
13	WellCare Health Plans, Inc. (a)	683

		10,693

	Life Sciences Tools & Services — 0.2%
204	Affymetrix, Inc. (a)	836

	Pharmaceuticals — 0.6%
167	Medicines Co. (The) (a)	3,120

	Total Health Care	27,005

	Industrials — 12.7%
	Aerospace & Defense — 1.4%
50	Ceradyne, Inc. (a)	1,326
100	Cubic Corp.	4,376
357	GenCorp, Inc. (a)	1,901

		7,603

	Air Freight & Logistics — 0.3%
16	Atlas Air Worldwide Holdings, Inc. (a)	607
190	Pacer International, Inc. (a)	1,015

		1,622

	Airlines — 1.0%
23	Alaska Air Group, Inc. (a)	1,727
128	Hawaiian Holdings, Inc. (a)	741
223	Republic Airways Holdings, Inc. (a)	765
171	SkyWest, Inc.	2,147

		5,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.9%
167	Gibraltar Industries, Inc. (a)	2,330
121	NCI Building Systems, Inc. (a)	1,318
68	Quanex Building Products Corp.	1,017
19	Trex Co., Inc. (a)	433

		5,098

	Commercial Services & Supplies — 1.6%
102	ACCO Brands Corp. (a) (m)	983
63	American Reprographics Co. (a)	287
356	EnergySolutions, Inc. (a)	1,099
58	G&K Services, Inc., Class A	1,683
62	HNI Corp.	1,624
29	Knoll, Inc.	426
133	Steelcase, Inc., Class A	993
57	United Stationers, Inc.	1,846

		8,941

	Construction & Engineering — 1.2%
44	Argan, Inc.	671
74	Comfort Systems USA, Inc.	792
162	EMCOR Group, Inc.	4,335
38	Michael Baker Corp. (a)	749
32	Pike Electric Corp. (a)	232

		6,779

	Electrical Equipment — 0.2%
62	LSI Industries, Inc.	374
28	Powell Industries, Inc. (a)	885

		1,259

	Industrial Conglomerates — 0.3%
48	Standex International Corp.	1,623

	Machinery — 2.8%
50	AGCO Corp. (a) (m)	2,144
62	American Railcar Industries, Inc. (a)	1,484
3	Ampco-Pittsburgh Corp.	51
150	Briggs & Stratton Corp.	2,325
10	Cascade Corp.	476
161	Douglas Dynamics, Inc.	2,351
105	Federal Signal Corp. (a)	437
51	Hurco Cos., Inc. (a)	1,071
33	Kadant, Inc. (a)	744
150	Meritor, Inc. (a)	796
37	Mueller Industries, Inc.	1,402
155	Mueller Water Products, Inc., Class A	379
18	NACCO Industries, Inc., Class A	1,624
11	Watts Water Technologies, Inc., Class A	373

		15,657

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Marine — 0.1%
111	Excel Maritime Carriers Ltd., (Greece) (a) (c)	161
31	International Shipholding Corp.	576

		737

	Professional Services — 0.3%
12	Barrett Business Services, Inc.	231
5	FTI Consulting, Inc. (a)	191
47	ICF International, Inc. (a)	1,160

		1,582

	Road & Rail — 1.1%
2	Amerco, Inc.	186
30	Arkansas Best Corp.	582
26	Celadon Group, Inc.	310
21	Heartland Express, Inc.	296
61	RailAmerica, Inc. (a)	901
132	Saia, Inc. (a)	1,647
76	Werner Enterprises, Inc.	1,834

		5,756

	Trading Companies & Distributors — 1.2%
85	Aircastle Ltd.	1,079
131	Applied Industrial Technologies, Inc.	4,602
14	Interline Brands, Inc. (a)	222
32	TAL International Group, Inc.	933

		6,836

	Transportation Infrastructure — 0.3%
105	Wesco Aircraft Holdings, Inc. (a)	1,465

	Total Industrials	70,338

	Information Technology — 10.8%
	Communications Equipment — 1.8%
103	Arris Group, Inc. (a)	1,111
39	Bel Fuse, Inc., Class B	740
57	Black Box Corp.	1,596
174	Comtech Telecommunications Corp.	4,977
9	InterDigital, Inc.	375
46	Oplink Communications, Inc. (a)	754
21	Tekelec (a)	226

		9,779

	Computers & Peripherals — 0.7%
28	Dot Hill Systems Corp. (a)	37
200	Electronics for Imaging, Inc. (a)	2,847
35	Fusion-io, Inc. (a) (c)	837
55	Imation Corp. (a)	314

		4,035

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.5%
50	Agilysys, Inc. (a)	397
9	Anixter International, Inc. (a)	549
82	Cognex Corp.	2,924
82	Coherent, Inc. (a)	4,307
88	Methode Electronics, Inc.	727
43	Newport Corp. (a)	589
55	Park Electrochemical Corp.	1,417
30	Richardson Electronics Ltd.	372
42	Tech Data Corp. (a)	2,075
75	Vishay Intertechnology, Inc. (a)	672

		14,029

	Internet Software & Services — 0.3%
15	Demand Media, Inc. (a)	96
227	United Online, Inc.	1,234
8	Zillow, Inc. (a)	184

		1,514

	IT Services — 1.5%
30	CACI International, Inc., Class A (a)	1,667
94	CIBER, Inc. (a)	365
94	Convergys Corp. (a)	1,194
156	CSG Systems International, Inc. (a)	2,299
62	Euronet Worldwide, Inc. (a)	1,151
161	Global Cash Access Holdings, Inc. (a)	717
33	Stream Global Services, Inc. (a)	109
32	Unisys Corp. (a)	632

		8,134

	Semiconductors & Semiconductor Equipment — 2.3%
73	Brooks Automation, Inc.	748
58	DSP Group, Inc. (a)	303
67	Exar Corp. (a)	433
77	Integrated Device Technology, Inc. (a)	418
92	Intermolecular, Inc. (a)	788
35	IXYS Corp. (a)	379
163	Lattice Semiconductor Corp. (a)	967
336	LTX-Credence Corp. (a)	1,795
36	Microsemi Corp. (a)	601
53	MIPS Technologies, Inc. (a)	237
62	Novellus Systems, Inc. (a)	2,552
31	Photronics, Inc. (a)	189
57	RF Micro Devices, Inc. (a)	310
53	Rudolph Technologies, Inc. (a)	492
65	Sigma Designs, Inc. (a)	390
24	Supertex, Inc. (a)	451
96	Tessera Technologies, Inc. (a)	1,603

		12,656

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 1.7%
189	Aspen Technology, Inc. (a)	3,278
21	EPIQ Systems, Inc.	257
55	Fair Isaac Corp.	1,978
7	Imperva, Inc. (a)	254
11	Jive Software, Inc. (a)	168
6	MicroStrategy, Inc., Class A (a)	639
27	S1 Corp. (a)	261
8	Tangoe, Inc. (a)	119
107	TIBCO Software, Inc. (a)	2,558

		9,512

	Total Information Technology	59,659

	Materials — 5.1%
	Chemicals — 2.1%
33	Georgia Gulf Corp. (a)	651
82	Innophos Holdings, Inc.	4,001
65	Minerals Technologies, Inc.	3,669
156	Spartech Corp. (a)	738
124	Tredegar Corp.	2,753

		11,812

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	64

	Containers & Packaging — 0.6%
173	Graphic Packaging Holding Co. (a)	739
184	Myers Industries, Inc.	2,269

		3,008

	Metals & Mining — 1.4%
59	AM Castle & Co. (a)	555
75	Coeur d’Alene Mines Corp. (a)	1,798
245	Hecla Mining Co.	1,284
246	Worthington Industries, Inc.	4,030

		7,667

	Paper & Forest Products — 1.0%
36	Buckeye Technologies, Inc.	1,194
19	Domtar Corp., (Canada)	1,495
83	Neenah Paper, Inc.	1,848
81	PH Glatfelter Co.	1,140

		5,677

	Total Materials	28,228

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
113	Alaska Communications Systems Group, Inc.	340
25	Boingo Wireless, Inc. (a)	218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
42	Consolidated Communications Holdings, Inc.	799
389	Vonage Holdings Corp. (a)	953

		2,310

	Wireless Telecommunication Services — 0.3%
103	USA Mobility, Inc.	1,427

	Total Telecommunication Services	3,737

	Utilities — 6.9%
	Electric Utilities — 2.3%
157	El Paso Electric Co.	5,442
207	Portland General Electric Co.	5,237
54	UniSource Energy Corp.	1,979

		12,658

	Gas Utilities — 2.6%
91	AGL Resources, Inc.	3,833
136	Laclede Group, Inc. (The)	5,516
12	New Jersey Resources Corp.	595
24	Piedmont Natural Gas Co., Inc.	819
80	Southwest Gas Corp.	3,382

		14,145

	Multi-Utilities — 1.8%
182	Avista Corp.	4,697
150	NorthWestern Corp.	5,354

		10,051

	Water Utilities — 0.2%
34	California Water Service Group	623
34	Consolidated Water Co., Ltd., (Cayman Islands)	288

		911

	Total Utilities	37,765

	Total Common Stocks (Cost $487,481)	535,544

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,765	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $1,771)	1,771

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
12,803	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $12,803)	12,803

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
2,651	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,651)	2,651

	Total Investments — 100.1% (Cost $504,706)	552,769
	Liabilities in Excess of Other Assets — (0.1)%	(518)

	NET ASSETS — 100.0%	$552,251

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
175	E-mini Russell 2000	03/16/12	$12,929	$(11)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
		Consumer Discretionary — 15.9%
		Auto Components — 0.6%
6		Dana Holding Corp. (a)	73
24		Spartan Motors, Inc.	117
9		Superior Industries International, Inc.	155

			345

		Diversified Consumer Services — 0.6%
5		Coinstar, Inc. (a)	210
7		Regis Corp.	119
3		School Specialty, Inc. (a)	9

			338

		Hotels, Restaurants & Leisure — 3.3%
19		Ameristar Casinos, Inc.	336
2		Biglari Holdings, Inc. (a)	700
2		Cheesecake Factory, Inc. (The) (a)	45
—	(h)	DineEquity, Inc. (a)	13
11		Monarch Casino & Resort, Inc. (a)	113
14		Multimedia Games Holding Co., Inc. (a)	110
19		O’Charley’s, Inc. (a)	102
6		PF Chang’s China Bistro, Inc.	192
7		Red Robin Gourmet Burgers, Inc. (a)	194
27		Town Sports International Holdings, Inc. (a)	201

			2,006

		Household Durables — 2.4%
23		American Greetings Corp., Class A (c)	288
7		Blyth, Inc.	386
6		CSS Industries, Inc.	119
19		Leggett & Platt, Inc.	438
15		Lifetime Brands, Inc.	183
1		Skullcandy, Inc. (a)	18

			1,432

		Internet & Catalog Retail — 0.1%
5		PetMed Express, Inc.	48

		Leisure Equipment & Products — 1.7%
15		Arctic Cat, Inc. (a)	331
11		Brunswick Corp.	199
38		JAKKS Pacific, Inc.	529

			1,059

		Media — 2.6%
17		Entercom Communications Corp., Class A (a)	104
2		Fisher Communications, Inc. (a)	46
21		Global Sources Ltd., (Bermuda) (a)	100
10		Journal Communications, Inc., Class A (a)	44
39		McClatchy Co. (The), Class A (a) (c)	93

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
19	Nexstar Broadcasting Group, Inc., Class A (a)	152
12	Outdoor Channel Holdings, Inc.	89
2	Pandora Media, Inc. (a)	21
15	Scholastic Corp.	455
41	Sinclair Broadcast Group, Inc., Class A	467

		1,571

	Multiline Retail — 0.8%
11	Dillard’s, Inc., Class A	480

	Specialty Retail — 2.7%
9	Barnes & Noble, Inc. (a)	135
8	Build-A-Bear Workshop, Inc. (a)	66
359	Coldwater Creek, Inc. (a)	424
36	Conn’s, Inc. (a)	402
28	Finish Line, Inc. (The), Class A	532
2	Rent-A-Center, Inc.	55
2	Teavana Holdings, Inc. (a)	39

		1,653

	Textiles, Apparel & Luxury Goods — 1.1%
39	Liz Claiborne, Inc. (a) (c)	336
7	Oxford Industries, Inc.	316

		652

	Total Consumer Discretionary	9,584

	Consumer Staples — 4.0%
	Food & Staples Retailing — 1.2%
1	Arden Group, Inc., Class A	99
5	Fresh Market, Inc. (The) (a)	212
341	Rite Aid Corp. (a)	429

		740

	Food Products — 1.2%
7	B&G Foods, Inc.	178
7	Diamond Foods, Inc.	226
18	Imperial Sugar Co.	63
44	Smart Balance, Inc. (a)	237

		704

	Personal Products — 0.4%
1	Herbalife Ltd., (Cayman Islands)	36
4	Nature’s Sunshine Products, Inc. (a)	56
13	Prestige Brands Holdings, Inc. (a)	141

		233

	Tobacco — 1.2%
16	Universal Corp.	754

	Total Consumer Staples	2,431

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Energy — 6.2%
		Energy Equipment & Services — 1.6%
90		Cal Dive International, Inc. (a)	202
6		Complete Production Services, Inc. (a)	188
4		Dresser-Rand Group, Inc. (a)	200
10		Geokinetics, Inc. (a)	22
2		Gulf Island Fabrication, Inc.	61
11		Hercules Offshore, Inc. (a)	48
6		ION Geophysical Corp. (a)	39
1		Parker Drilling Co. (a)	9
4		Patterson-UTI Energy, Inc.	80
9		Pioneer Drilling Co. (a)	83

			932

		Oil, Gas & Consumable Fuels — 4.6%
3		Alon USA Energy, Inc.	27
2		Bonanza Creek Energy, Inc. (a)	30
1		Clayton Williams Energy, Inc. (a)	68
16		Cloud Peak Energy, Inc. (a)	309
1		Contango Oil & Gas Co. (a)	76
6		CVR Energy, Inc. (a)	112
19		Delek U.S. Holdings, Inc.	219
28		Energy Partners Ltd. (a)	401
—	(h)	Isramco, Inc. (a)	20
—	(h)	KiOR, Inc., Class A (a)	3
6		McMoRan Exploration Co. (a)	87
1		Panhandle Oil and Gas, Inc., Class A	29
24		Petroquest Energy, Inc. (a)	158
2		Solazyme, Inc. (a)	25
9		Stone Energy Corp. (a)	235
5		Swift Energy Co. (a)	146
31		VAALCO Energy, Inc. (a)	186
30		W&T Offshore, Inc.	626
2		Western Refining, Inc. (a)	28
1		Westmoreland Coal Co. (a)	8

			2,793

		Total Energy	3,725

		Financials — 22.0%
		Capital Markets — 1.4%
4		Affiliated Managers Group, Inc. (a)	384
5		Federated Investors, Inc., Class B	74
34		Investment Technology Group, Inc. (a)	362
1		Janus Capital Group, Inc.	6
3		Manning & Napier, Inc. (a)	42

			868

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.7%
4	1st Source Corp.	101
9	BancFirst Corp.	334
19	BancorpSouth, Inc.	212
4	Banner Corp.	69
6	BBCN Bancorp, Inc. (a)	60
7	Cathay General Bancorp	111
1	Citizens & Northern Corp.	17
9	City Holding Co. (c)	302
6	CoBiz Financial, Inc.	35
8	Financial Institutions, Inc.	129
54	First Commonwealth Financial Corp.	283
7	First Financial Bancorp	118
4	First Interstate Bancsystem, Inc.	48
2	First Merchants Corp.	18
13	FNB Corp.	141
4	Heartland Financial USA, Inc.	61
5	MainSource Financial Group, Inc.	43
15	Oriental Financial Group, Inc.	185
6	PacWest Bancorp	106
4	Sierra Bancorp	39
5	Simmons First National Corp., Class A	144
20	Southwest Bancorp, Inc. (a)	121
2	StellarOne Corp.	24
11	Suffolk Bancorp (a)	123
12	Susquehanna Bancshares, Inc.	100
2	SVB Financial Group (a) (c)	100
19	TCF Financial Corp. (c)	200
2	UMB Financial Corp.	89
6	West Bancorp, Inc.	54
13	Wilshire Bancorp, Inc. (a)	46

		3,413

	Consumer Finance — 2.4%
9	Advance America Cash Advance Centers, Inc.	77
4	Credit Acceptance Corp. (a)	313
25	DFC Global Corp. (a)	444
8	World Acceptance Corp. (a)	588

		1,422

	Diversified Financial Services — 0.4%
7	Marlin Business Services Corp.	93
12	PHH Corp. (a)	129

		222

	Insurance — 2.6%
26	American Equity Investment Life Holding Co.	265
2	Aspen Insurance Holdings Ltd., (Bermuda)	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
3	Axis Capital Holdings Ltd., (Bermuda)	96
35	CNO Financial Group, Inc. (a)	218
1	Delphi Financial Group, Inc., Class A	40
6	Meadowbrook Insurance Group, Inc.	68
4	Navigators Group, Inc. (The) (a)	167
8	Platinum Underwriters Holdings Ltd., (Bermuda)	276
4	ProAssurance Corp.	279
14	Symetra Financial Corp.	122

		1,587

	Real Estate Investment Trusts (REITs) — 8.5%
4	Agree Realty Corp.	85
35	Anworth Mortgage Asset Corp.	217
8	Ashford Hospitality Trust, Inc.	64
2	Associated Estates Realty Corp.	24
4	BioMed Realty Trust, Inc.	72
33	Capstead Mortgage Corp.	409
9	CBL & Associates Properties, Inc.	140
2	Colonial Properties Trust	44
25	Coresite Realty Corp.	444
19	DCT Industrial Trust, Inc. (c)	97
10	DiamondRock Hospitality Co.	95
4	EastGroup Properties, Inc.	174
9	Education Realty Trust, Inc.	88
2	Equity Lifestyle Properties, Inc.	100
3	First Industrial Realty Trust, Inc. (a)	32
5	Home Properties, Inc.	282
9	Hospitality Properties Trust	205
17	Lexington Realty Trust	128
15	LTC Properties, Inc.	463
24	MFA Financial, Inc.	162
1	Mid-America Apartment Communities, Inc.	56
14	Mission West Properties, Inc.	125
14	MPG Office Trust, Inc. (a) (c)	29
11	Pennsylvania Real Estate Investment Trust	119
14	Potlatch Corp.	432
9	PS Business Parks, Inc.	516
17	Ramco-Gershenson Properties Trust	166
6	Saul Centers, Inc.	213
3	Taubman Centers, Inc.	161

		5,142

	Thrifts & Mortgage Finance — 1.0%
6	Astoria Financial Corp.	52
2	BankFinancial Corp.	8
2	Capitol Federal Financial, Inc.	17

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
6	OceanFirst Financial Corp.	79
31	Ocwen Financial Corp. (a)	446

		602

	Total Financials	13,256

	Health Care — 12.1%
	Biotechnology — 3.7%
15	Achillion Pharmaceuticals, Inc. (a)	117
9	Acorda Therapeutics, Inc. (a)	212
13	Aegerion Pharmaceuticals, Inc. (a)	211
20	Anthera Pharmaceuticals, Inc. (a)	120
24	Ariad Pharmaceuticals, Inc. (a)	289
24	ArQule, Inc. (a)	135
6	AVEO Pharmaceuticals, Inc. (a)	103
31	BioCryst Pharmaceuticals, Inc. (a) (c)	77
15	Chelsea Therapeutics International Ltd. (a)	74
49	Dynavax Technologies Corp. (a)	162
16	Inhibitex, Inc. (a)	173
9	InterMune, Inc. (a)	116
5	Onyx Pharmaceuticals, Inc. (a)	211
96	Orexigen Therapeutics, Inc. (a)	154
41	Savient Pharmaceuticals, Inc. (a)	91

		2,245

	Health Care Equipment & Supplies — 3.2%
3	AngioDynamics, Inc. (a)	49
16	CONMED Corp. (a)	401
26	Greatbatch, Inc. (a)	570
19	Invacare Corp.	286
140	RTI Biologics, Inc. (a)	620

		1,926

	Health Care Providers & Services — 3.1%
33	Alliance HealthCare Services, Inc. (a)	42
11	American Dental Partners, Inc. (a)	215
2	AMERIGROUP Corp. (a)	88
33	CardioNet, Inc. (a)	77
50	Cross Country Healthcare, Inc. (a)	279
6	Magellan Health Services, Inc. (a)	277
4	Molina Healthcare, Inc. (a)	85
23	Skilled Healthcare Group, Inc., Class A (a)	125
9	Team Health Holdings, Inc. (a)	199
9	WellCare Health Plans, Inc. (a)	467

		1,854

	Health Care Technology — 0.2%
13	MedAssets, Inc. (a)	116

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 0.6%
35	Affymetrix, Inc. (a)	144
1	Mettler-Toledo International, Inc. (a)	89
40	Pacific Biosciences of California, Inc. (a)	113

		346

	Pharmaceuticals — 1.3%
8	MAP Pharmaceuticals, Inc. (a)	105
11	Medicis Pharmaceutical Corp., Class A	373
29	Nektar Therapeutics (a)	164
15	Vivus, Inc. (a)	150

		792

	Total Health Care	7,279

	Industrials — 14.0%
	Aerospace & Defense — 1.4%
15	Cubic Corp.	636
39	GenCorp, Inc. (a) (c)	209

		845

	Air Freight & Logistics — 0.3%
29	Pacer International, Inc. (a)	153
2	Park-Ohio Holdings Corp. (a)	37

		190

	Airlines — 0.3%
32	Hawaiian Holdings, Inc. (a)	186

	Building Products — 0.6%
27	Gibraltar Industries, Inc. (a)	376

	Commercial Services & Supplies — 2.7%
27	ACCO Brands Corp. (a)	264
30	American Reprographics Co. (a)	136
9	Deluxe Corp.	214
19	EnergySolutions, Inc. (a)	59
4	G&K Services, Inc., Class A	116
13	Intersections, Inc.	144
33	Knoll, Inc.	489
2	Portfolio Recovery Associates, Inc. (a)	135
2	Standard Parking Corp. (a)	43
4	Steelcase, Inc., Class A	28

		1,628

	Construction & Engineering — 1.0%
6	Argan, Inc.	91
19	EMCOR Group, Inc.	520

		611

	Electrical Equipment — 0.5%
6	Acuity Brands, Inc.	297

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.4%
6	Standex International Corp.	219

	Machinery — 3.9%
1	Ampco-Pittsburgh Corp.	19
1	Cascade Corp.	61
16	Douglas Dynamics, Inc.	240
11	Hurco Cos., Inc. (a)	227
2	Kadant, Inc. (a)	34
9	Mueller Industries, Inc.	342
1	NACCO Industries, Inc., Class A	80
16	Nordson Corp.	643
16	Sauer-Danfoss, Inc. (a)	579
9	Trimas Corp. (a)	154

		2,379

	Professional Services — 0.3%
9	Barrett Business Services, Inc.	181

	Road & Rail — 1.5%
6	Arkansas Best Corp.	118
2	Celadon Group, Inc.	28
4	Con-way, Inc.	117
9	Heartland Express, Inc.	127
15	RailAmerica, Inc. (a)	226
21	Saia, Inc. (a)	258

		874

	Trading Companies & Distributors — 0.8%
9	Aircastle Ltd.	113
6	Applied Industrial Technologies, Inc.	225
6	TAL International Group, Inc.	162

		500

	Transportation Infrastructure — 0.3%
13	Wesco Aircraft Holdings, Inc. (a)	176

	Total Industrials	8,462

	Information Technology — 15.3%
	Communications Equipment — 2.2%
6	Arris Group, Inc. (a)	69
9	Black Box Corp.	241
6	Comtech Telecommunications Corp.	183
11	InterDigital, Inc. (c)	484
11	Oplink Communications, Inc. (a)	188
4	Plantronics, Inc.	125

		1,290

	Computers & Peripherals — 0.4%
3	Dot Hill Systems Corp. (a)	4
6	Electronics for Imaging, Inc. (a)	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
4	Fusion-io, Inc. (a) (c)	97
13	Imation Corp. (a)	73

		254

	Electronic Equipment, Instruments & Components — 2.1%
4	Agilysys, Inc. (a)	35
36	Brightpoint, Inc. (a)	386
16	Checkpoint Systems, Inc. (a)	170
9	Coherent, Inc. (a)	450
4	Newport Corp. (a)	54
18	Pulse Electronics Corp.	51
4	RadiSys Corp. (a) (c)	18
2	Richardson Electronics Ltd.	29
9	Vishay Intertechnology, Inc. (a)	80

		1,273

	Internet Software & Services — 0.5%
2	Ancestry.com, Inc. (a)	35
2	Demand Media, Inc. (a)	14
3	InfoSpace, Inc. (a)	33
4	OpenTable, Inc. (a)	172
1	Zillow, Inc. (a)	29

		283

	IT Services — 1.0%
2	CACI International, Inc., Class A (a)	129
5	CSG Systems International, Inc. (a)	72
6	Global Cash Access Holdings, Inc. (a)	28
4	Heartland Payment Systems, Inc.	85
1	TNS, Inc. (a)	16
4	Unisys Corp. (a)	81
5	VeriFone Systems, Inc. (a)	191

		602

	Semiconductors & Semiconductor Equipment — 3.8%
4	ATMI, Inc. (a)	70
6	Brooks Automation, Inc.	65
6	Cirrus Logic, Inc. (a)	101
4	Cymer, Inc. (a)	219
4	DSP Group, Inc. (a)	19
25	GT Advanced Technologies, Inc. (a)	178
7	Integrated Device Technology, Inc. (a)	38
11	Intermolecular, Inc. (a)	91
7	Kulicke & Soffa Industries, Inc. (a)	64
11	Lattice Semiconductor Corp. (a)	68
64	LSI Corp. (a)	378
60	LTX-Credence Corp. (a)	318

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
30	Micrel, Inc.	298
2	Novellus Systems, Inc. (a)	87
21	RF Micro Devices, Inc. (a)	111
8	Rudolph Technologies, Inc. (a)	74
4	Semtech Corp. (a)	109

		2,288

	Software — 5.3%
27	Aspen Technology, Inc. (a)	475
5	EPIQ Systems, Inc.	57
4	Fair Isaac Corp.	143
1	Imperva, Inc. (a)	24
4	JDA Software Group, Inc. (a)	124
1	Jive Software, Inc. (a)	19
18	Manhattan Associates, Inc. (a)	712
3	MicroStrategy, Inc., Class A (a)	282
38	Monotype Imaging Holdings, Inc. (a)	585
2	Quest Software, Inc. (a)	39
1	Tangoe, Inc. (a)	14
41	TeleNav, Inc. (a)	320
6	TIBCO Software, Inc. (a)	144
15	Websense, Inc. (a)	274

		3,212

	Total Information Technology	9,202

	Materials — 4.6%
	Chemicals — 2.1%
10	Georgia Gulf Corp. (a)	199
3	Innophos Holdings, Inc.	165
12	Minerals Technologies, Inc.	678
9	Tredegar Corp.	198

		1,240

	Containers & Packaging — 0.6%
15	Graphic Packaging Holding Co. (a)	65
23	Myers Industries, Inc.	279

		344

	Metals & Mining — 1.0%
7	Coeur d’Alene Mines Corp. (a)	157
16	Hecla Mining Co. (c)	83
24	Worthington Industries, Inc.	387

		627

	Paper & Forest Products — 0.9%
6	Buckeye Technologies, Inc.	187
2	Domtar Corp., (Canada)	160
7	Neenah Paper, Inc.	156

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — Continued
5	PH Glatfelter Co.	69

		572

	Total Materials	2,783

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
5	Boingo Wireless, Inc. (a)	44
9	Cincinnati Bell, Inc. (a)	27
16	Consolidated Communications Holdings, Inc.	305
106	Vonage Holdings Corp. (a)	260

		636

	Wireless Telecommunication Services — 0.0% (g)
1	USA Mobility, Inc.	9

	Total Telecommunication Services	645

	Utilities — 3.7%
	Electric Utilities — 1.3%
9	El Paso Electric Co.	308
13	Portland General Electric Co.	321
4	UniSource Energy Corp.	148

		777

	Gas Utilities — 1.3%
5	AGL Resources, Inc.	226
2	Laclede Group, Inc. (The)	97
2	New Jersey Resources Corp.	118
6	Piedmont Natural Gas Co., Inc.	191
4	Southwest Gas Corp.	170

		802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.1%
19	NorthWestern Corp.	680

	Total Utilities	2,259

	Total Common Stocks (Cost $53,578)	59,626

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
225	U.S. Treasury Notes, 0.500%, 11/30/12 (k) (Cost $226)	226

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
887	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $887)	887

Investment of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
1,045	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,045)	1,045

	Total Investments — 102.5% (Cost $55,736)	61,784
	Liabilities in Excess of Other Assets — (2.5)%	(1,494)

	NET ASSETS — 100.0%	$60,290

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini Russell 2000	03/16/12	$296	$—	(a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF December 31, 2011 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$324,641		$372,322		$2,150,716
Investments in affiliates, at value	11,111		11,130		89,819

Total investment securities, at value	335,752		383,452		2,240,535
Receivables:
Investment securities sold	—		744		3,002
Fund shares sold	1,599		447		2,427
Interest and dividends from non-affiliates	116		609		3,298
Dividends from affiliates	—	(a)	1		7
Securities lending income	25		5		1

Total Assets	337,492		385,258		2,249,270

LIABILITIES:
Payables:
Investment securities purchased	—		2,151		4,008
Collateral for securities lending program	4,792		1,852		351
Fund shares redeemed	1,010		—	(a)	11,184
Variation margin on futures contracts	—		36		—
Accrued liabilities:
Investment advisory fees	182		208		1,012
Administration fees	25		18		169
Shareholder servicing fees	51		—		310
Distribution fees	64		—		156
Custodian and accounting fees	15		7		37
Trustees’ and Chief Compliance Officer’s fees	4		1		1
Other	206		255		933

Total Liabilities	6,349		4,528		18,161

Net Assets	$331,143		$380,730		$2,231,109

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$315,306	$377,962	$1,785,420
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,381)	1,320	890
Accumulated net realized gains (losses)	(19,790)	(69,796)	21,203
Net unrealized appreciation (depreciation)	37,008	71,244	423,596

Total Net Assets	$331,143	$380,730	$2,231,109

Net Assets:
Class A	$139,068	$—	$591,169
Class B	1,224	—	10,751
Class C	52,372	—	34,313
Class R2	—	—	5,121
Class R5	—	—	590,072
Select Class	138,479	380,730	999,683

Total	$331,143	$380,730	$2,231,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,771	—	18,038
Class B	77	—	386
Class C	3,296	—	1,235
Class R2	—	—	157
Class R5	—	—	16,472
Select Class	7,293	10,998	27,919

Net Asset Value (b):
Class A — Redemption price per share	$17.90	$—	$32.77
Class B — Offering price per share (c)	15.92	—	27.83
Class C — Offering price per share (c)	15.89	—	27.78
Class R2 — Offering and redemption price per share	—	—	32.50
Class R5 — Offering and redemption price per share	—	—	35.82
Select Class — Offering and redemption price per share	18.99	34.62	35.81
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.89	$—	$34.59

Cost of investments in non-affiliates	$287,633	$301,130	$1,727,120
Cost of investments in affiliates	11,111	11,130	89,819
Value of securities on loan	4,634	1,793	338

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$719,477		$537,315	$59,852
Investments in affiliates, at value	21,839		15,454	1,932

Total investment securities, at value	741,316		552,769	61,784
Receivables:
Investment securities sold	236		131	90
Fund shares sold	1,319		5,116	28
Interest and dividends from non-affiliates	260		1,306	96
Dividends from affiliates	1		1	—	(a)
Securities lending income	81		4	2
Prepaid expenses and other assets	—		—	31

Total Assets	743,213		559,327	62,031

LIABILITIES:
Payables:
Investment securities purchased	—		2,134	592
Collateral for securities lending program	9,494		2,651	1,045
Fund shares redeemed	7,292		1,577	50
Variation margin on futures contracts	—		48	1
Accrued liabilities:
Investment advisory fees	339		294	1
Administration fees	—	(a)	13	5
Shareholder servicing fees	103		52	11
Distribution fees	76		62	2
Custodian and accounting fees	12		18	9
Trustees’ and Chief Compliance Officer’s fees	10		1	1
Other	154		226	24

Total Liabilities	17,480		7,076	1,741

Net Assets	$725,733		$552,251	$60,290

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$648,527	$581,940	$64,524
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,509)	316	161
Accumulated net realized gains (losses)	1,237	(78,057)	(10,443)
Net unrealized appreciation (depreciation)	77,478	48,052	6,048

Total Net Assets	$725,733	$552,251	$60,290

Net Assets:
Class A	$225,190	$187,749	$7,225
Class B	4,329	4,643	—
Class C	25,019	26,547	1,226
Class R2	20,081	5,328	52
Class R5	—	12,204	—
Class R6	115,685	123,756	52
Institutional Class	215,869	—	14,678
Select Class	119,560	192,024	37,057

Total	$725,733	$552,251	$60,290

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,349	10,869	768
Class B	501	304	—
Class C	2,769	1,755	132
Class R2	1,919	309	6
Class R5	—	676	—
Class R6	10,322	6,856	6
Institutional Class	19,281	—	1,544
Select Class	10,796	10,643	3,891

Net Asset Value (b):
Class A — Redemption price per share	$10.55	$17.27	$9.41
Class B — Offering price per share (c)	8.64	15.26	—
Class C — Offering price per share (c)	9.03	15.13	9.28
Class R2 — Offering and redemption price per share	10.46	17.22	9.37
Class R5 — Offering and redemption price per share	—	18.04	—
Class R6 — Offering and redemption price per share	11.21	18.05	9.50
Institutional Class — Offering and redemption price per share	11.20	—	9.50
Select Class — Offering and redemption price per share	11.07	18.04	9.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.13	$18.23	$9.93

Cost of investments in non-affiliates	$641,999	$489,252	$53,804
Cost of investments in affiliates	21,839	15,454	1,932
Value of securities on loan	9,247	2,522	1,013

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	856	2,910	17,288
Dividend income from affiliates	2	4	24
Income from securities lending (net)	375	110	38

Total investment income	1,233	3,026	17,350

EXPENSES:
Investment advisory fees	1,082	1,268	7,347
Administration fees	147	172	999
Distribution fees:
Class A	176	—	763
Class B	5	—	42
Class C	202	—	131
Class R2	—	—	12
Shareholder servicing fees:
Class A	175	—	763
Class B	2	—	14
Class C	67	—	43
Class R2	—	—	6
Class R5	—	—	139
Select Class	172	488	1,306
Custodian and accounting fees	20	25	53
Professional fees	23	26	32
Trustees’ and Chief Compliance Officer’s fees	5	2	12
Printing and mailing costs	52	134	220
Registration and filing fees	38	12	63
Transfer agent fees	266	3	1,587
Other	4	2	9

Total expenses	2,436	2,132	13,541

Less amounts waived	(102)	(584)	(1,744)
Less earnings credits	— (a)	— (a)	—

Net expenses	2,334	1,548	11,797

Net investment income (loss)	(1,101)	1,478	5,553

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(688)	(7,119)	38,679
Futures	—	4,085	—

Net realized gain (loss)	(688)	(3,034)	38,679

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(42,676)	(47,370)	(191,495)
Futures	—	(3,790)	—

Change in net unrealized appreciation (depreciation)	(42,676)	(51,160)	(191,495)

Net realized/unrealized gains (losses)	(43,364)	(54,194)	(152,816)

Change in net assets resulting from operations	$(44,465)	$(52,716)	$(147,263)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$— (a)
Dividend income from non-affiliates	1,785	5,758	487
Dividend income from affiliates	7	6	1
Income from securities lending (net)	927	145	25

Total investment income	2,719	5,911	513

EXPENSES:
Investment advisory fees	2,274	1,692	193
Administration fees	309	230	28
Distribution fees:
Class A	295	230	10
Class B	18	19	—
Class C	98	100	5
Class R2	45	14	— (a)
Shareholder servicing fees:
Class A	295	229	10
Class B	6	7	—
Class C	33	33	1
Class R2	23	7	— (a)
Class R5	—	4	—
Institutional Class	101	—	9
Select Class	144	219	47
Custodian and accounting fees	27	25	22
Interest expense to affiliates	—	—	— (a)
Professional fees	25	25	26
Trustees’ and Chief Compliance Officer’s fees	3	3	1
Printing and mailing costs	59	51	5
Registration and filing fees	54	45	31
Transfer agent fees	498	314	24
Other	9	5	3

Total expenses	4,316	3,252	415

Less amounts waived	(647)	(367)	(93)
Less earnings credits	— (a)	— (a)	—

Net expenses	3,669	2,885	322

Net investment income (loss)	(950)	3,026	191

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,039	(7,579)	(3,855)
Futures	—	(1,135)	(11)

Net realized gain (loss)	9,039	(8,714)	(3,866)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(91,151)	(40,614)	(5,418)
Futures	—	(678)	(96)

Change in net unrealized appreciation (depreciation)	(91,151)	(41,292)	(5,514)

Net realized/unrealized gains (losses)	(82,112)	(50,006)	(9,380)

Change in net assets resulting from operations	$(83,062)	$(46,980)	$(9,189)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,101)	$(2,511)	$1,478	$2,023
Net realized gain (loss)	(688)	28,202	(3,034)	48,384
Change in net unrealized appreciation (depreciation)	(42,676)	65,759	(51,160)	113,851

Change in net assets resulting from operations	(44,465)	91,450	(52,716)	164,258

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(2,078)	(1,795)

Total distributions to shareholders	—	—	(2,078)	(1,795)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(766)	112,643	(114,006)	(103,994)

NET ASSETS:
Change in net assets	(45,231)	204,093	(168,800)	58,469
Beginning of period	376,374	172,281	549,530	491,061

End of period	$331,143	$376,374	$380,730	$549,530

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(1,381)	$(280)	$1,320	$1,920

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,553	$14,629	$(950)	$(3,206)
Net realized gain (loss)	38,679	94,478	9,039	70,690
Change in net unrealized appreciation (depreciation)	(191,495)	572,464	(91,151)	133,726

Change in net assets resulting from operations	(147,263)	681,571	(83,062)	201,210

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,784)	(1,060)	—	—
From net realized gains	(29,961)	(19,043)	(4,635)	—
Class B
From net realized gains	(645)	(506)	(107)	—
Class C
From net realized gains	(2,059)	(1,347)	(598)	—
Class R2
From net investment income	(6)	—	—	—
From net realized gains	(264)	(172)	(408)	—
Class R5
From net investment income	(4,589)	(1,948)	—	—
From net realized gains	(27,407)	(9,777)	—	—
Class R6 (a)
From net realized gains	—	—	(2,268)	—
Institutional Class
From net realized gains	—	—	(4,220)	—
Select Class
From net investment income	(5,722)	(4,611)	—	—
From net realized gains	(48,444)	(33,431)	(2,322)	—

Total distributions to shareholders	(120,881)	(71,895)	(14,558)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,340)	144,612	77,873	126,045

NET ASSETS:
Change in net assets	(293,484)	754,288	(19,747)	327,255
Beginning of period	2,524,593	1,770,305	745,480	418,225

End of period	$2,231,109	$2,524,593	$725,733	$745,480

Accumulated undistributed (distributions in excess of) net investment income (loss)	$890	$7,438	$(1,509)	$(559)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,026	$3,987	$191	$141
Net realized gain (loss)	(8,714)	17,657	(3,866)	4,400
Change in net unrealized appreciation (depreciation)	(41,292)	107,369	(5,514)	10,055

Change in net assets resulting from operations	(46,980)	129,013	(9,189)	14,596

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(793)	(1,299)	—	(29)
Class B
From net investment income	(10)	(27)	—	—
Class C
From net investment income	(61)	(126)	—	—
Class R2 (a)
From net investment income	(17)	(29)	— (b)	—
Class R5
From net investment income	(67)	(293)	—	—
Class R6 (a) (c)
From net investment income	(689)	(700)	— (b)	—
Institutional Class
From net investment income	—	—	(59)	(46)
Select Class
From net investment income	(914)	(1,496)	(108)	(51)

Total distributions to shareholders	(2,551)	(3,970)	(167)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	29,405	18,276	495	18,766

NET ASSETS:
Change in net assets	(20,126)	143,319	(8,861)	33,236
Beginning of period	572,377	429,058	69,151	35,915

End of period	$552,251	$572,377	$60,290	$69,151

Accumulated undistributed (distributions in excess of) net investment income (loss)	$316	$(159)	$161	$137

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.
(c)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,914	$94,508	$—	$—
Cost of shares redeemed	(34,172)	(44,068)	—	—

Change in net assets from Class A capital transactions	$(1,258)	$50,440	$—	$—

Class B
Proceeds from shares issued	$3	$52	$—	$—
Cost of shares redeemed	(418)	(1,314)	—	—

Change in net assets from Class B capital transactions	$(415)	$(1,262)	$—	$—

Class C
Proceeds from shares issued	$9,241	$23,259	$—	$—
Cost of shares redeemed	(13,576)	(25,022)	—	—

Change in net assets from Class C capital transactions	$(4,335)	$(1,763)	$—	$—

Select Class
Proceeds from shares issued	$37,263	$110,890	$7,258	$50,308
Dividends and distributions reinvested	—	—	1,948	1,638
Cost of shares redeemed	(32,021)	(45,662)	(123,212)	(155,940)

Change in net assets from Select Class capital transactions	$5,242	$65,228	$(114,006)	$(103,994)

Total change in net assets from capital transactions	$(766)	$112,643	$(114,006)	$(103,994)

SHARE TRANSACTIONS:
Class A
Issued	1,892	5,157	—	—
Redeemed	(2,006)	(2,500)	—	—

Change in Class A Shares	(114)	2,657	—	—

Class B
Issued	— (a)	3	—	—
Redeemed	(27)	(87)	—	—

Change in Class B Shares	(27)	(84)	—	—

Class C
Issued	592	1,440	—	—
Redeemed	(872)	(1,584)	—	—

Change in Class C Shares	(280)	(144)	—	—

Select Class
Issued	2,028	5,859	218	1,456
Reinvested	—	—	56	45
Redeemed	(1,790)	(2,366)	(3,210)	(4,737)

Change in Select Class Shares	238	3,493	(2,936)	(3,236)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$78,595	$193,253	$45,100	$130,913
Dividends and distributions reinvested	27,280	17,092	4,446	—
Cost of shares redeemed	(136,425)	(211,462)	(59,834)	(76,654)

Change in net assets from Class A capital transactions	$(30,550)	$(1,117)	$(10,288)	$54,259

Class B
Proceeds from shares issued	$94	$154	$107	$731
Dividends and distributions reinvested	587	456	93	—
Cost of shares redeemed	(1,502)	(4,282)	(1,101)	(3,418)

Change in net assets from Class B capital transactions	$(821)	$(3,672)	$(901)	$(2,687)

Class C
Proceeds from shares issued	$1,406	$3,420	$2,046	$10,534
Dividends and distributions reinvested	1,591	1,029	488	—
Cost of shares redeemed	(3,641)	(7,383)	(4,832)	(7,197)

Change in net assets from Class C capital transactions	$(644)	$(2,934)	$(2,298)	$3,337

Class R2
Proceeds from shares issued	$1,219	$2,674	$7,448	$15,456
Dividends and distributions reinvested	114	55	377	—
Cost of shares redeemed	(797)	(3,719)	(1,651)	(2,622)

Change in net assets from Class R2 capital transactions	$536	$(990)	$6,174	$12,834

Class R5
Proceeds from shares issued	$113,621	$297,001	$—	$—
Dividends and distributions reinvested	30,874	11,063	—	—
Cost of shares redeemed	(66,139)	(96,978)	—	—

Change in net assets from Class R5 capital transactions	$78,356	$211,086	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$46,360	$79,204
Dividends and distributions reinvested	—	—	2,269	—
Cost of shares redeemed	—	—	(5,910)	(277)

Change in net assets from Class R6 capital transactions	$—	$—	$42,719	$78,927

Institutional Class
Proceeds from shares issued	$—	$—	$75,568	$128,356
Dividends and distributions reinvested	—	—	3,608	—
Cost of shares redeemed	—	—	(45,038)	(133,441)

Change in net assets from Institutional Class capital transactions	$—	$—	$34,138	$(5,085)

Select Class
Proceeds from shares issued	$128,567	$402,797	$33,373	$72,991
Dividends and distributions reinvested	47,155	26,913	1,909	—
Cost of shares redeemed	(247,939)	(487,471)	(26,953)	(88,531)

Change in net assets from Select Class capital transactions	$(72,217)	$(57,761)	$8,329	$(15,540)

Total change in net assets from capital transactions	$(25,340)	$144,612	$77,873	$126,045

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,368	5,780	4,195	12,058
Reinvested	849	514	436	—
Redeemed	(4,216)	(6,454)	(5,608)	(7,144)

Change in Class A Shares	(999)	(160)	(977)	4,914

Class B
Issued	3	5	12	81
Reinvested	22	16	11	—
Redeemed	(53)	(149)	(124)	(398)

Change in Class B Shares	(28)	(128)	(101)	(317)

Class C
Issued	50	119	219	1,098
Reinvested	58	36	56	—
Redeemed	(128)	(258)	(527)	(791)

Change in Class C Shares	(20)	(103)	(252)	307

Class R2
Issued	38	82	708	1,374
Reinvested	3	1	37	—
Redeemed	(24)	(113)	(159)	(230)

Change in Class R2 Shares	17	(30)	586	1,144

Class R5
Issued	3,230	7,893	—	—
Reinvested	874	304	—	—
Redeemed	(1,810)	(2,591)	—	—

Change in Class R5 Shares	2,294	5,606	—	—

Class R6 (a)
Issued	—	—	4,167	6,501
Reinvested	—	—	210	—
Redeemed	—	—	(536)	(20)

Change in Class R6 Shares	—	—	3,841	6,481

Institutional Class
Issued	—	—	6,853	11,081
Reinvested	—	—	334	—
Redeemed	—	—	(4,065)	(11,667)

Change in Institutional Class Shares	—	—	3,122	(586)

Select Class
Issued	3,560	11,168	2,968	6,430
Reinvested	1,339	742	178	—
Redeemed	(7,004)	(13,187)	(2,443)	(7,950)

Change in Select Class Shares	(2,105)	(1,277)	703	(1,520)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,465	$75,776		$5,215	$12,982
Dividends and distributions reinvested	727	1,221		—	29
Cost of shares redeemed	(33,754)	(70,870)		(8,415)	(3,018)

Change in net assets from Class A capital transactions	$4,438	$6,127		$(3,200)	$9,993

Class B
Proceeds from shares issued	$37	$155		$—	$—
Dividends and distributions reinvested	9	25		—	—
Cost of shares redeemed	(1,381)	(2,954)		—	—

Change in net assets from Class B capital transactions	$(1,335)	$(2,774)		$—	$—

Class C
Proceeds from shares issued	$2,545	$8,850		$305	$821
Dividends and distributions reinvested	52	101		—	—
Cost of shares redeemed	(4,668)	(7,833)		(121)	(178)

Change in net assets from Class C capital transactions	$(2,071)	$1,118		$184	$643

Class R2 (a)
Proceeds from shares issued	$1,297	$6,061		$50	$—
Dividends and distributions reinvested	15	25		— (b)	—
Cost of shares redeemed	(1,504)	(1,011)		—	—

Change in net assets from Class R2 capital transactions	$(192)	$5,075		$50	$—

Class R5
Proceeds from shares issued	$2,286	$37,941		$—	$—
Dividends and distributions reinvested	1	114		—	—
Cost of shares redeemed	(20,130)	(70,073	)(c)	—	—

Change in net assets from Class R5 capital transactions	$(17,843)	$(32,018)		$—	$—

Class R6 (a) (d)
Proceeds from shares issued	$29,148	$84,590	(c)	$50	$—
Dividends and distributions reinvested	689	700		— (b)	—
Cost of shares redeemed	(1,015)	(12,534)		—	—

Change in net assets from Class R6 capital transactions	$28,822	$72,756		$50	$—

Institutional Class
Proceeds from shares issued	$—	$—		$— (b)	$6,216
Dividends and distributions reinvested	—	—		59	46
Cost of shares redeemed	—	—		(3,770)	(615)

Change in net assets from Institutional Class capital transactions	$—	$—		$(3,711)	$5,647

Select Class
Proceeds from shares issued	$40,174	$48,920		$13,043	$7,607
Dividends and distributions reinvested	378	588		88	38
Cost of shares redeemed	(22,966)	(81,516)		(6,009)	(5,162)

Change in net assets from Select Class capital transactions	$17,586	$(32,008)		$7,122	$2,483

Total change in net assets from capital transactions	$29,405	$18,276		$495	$18,766

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,201	4,296		550	1,378
Reinvested	45	65		—	3
Redeemed	(2,021)	(4,060)		(937)	(300)

Change in Class A Shares	225	301		(387)	1,081

Class B
Issued	2	10		—	—
Reinvested	1	2		—	—
Redeemed	(93)	(189)		—	—

Change in Class B Shares	(90)	(177)		—	—

Class C
Issued	174	567		34	81
Reinvested	4	6		—	—
Redeemed	(322)	(512)		(14)	(18)

Change in Class C Shares	(144)	61		20	63

Class R2 (a)
Issued	77	341		6	—
Reinvested	1	1		— (b)	—
Redeemed	(90)	(58)		—	—

Change in Class R2 Shares	(12)	284		6	—

Class R5
Issued	130	2,072		—	—
Reinvested	— (b)	6		—	—
Redeemed	(1,063)	(3,647	)(c)	—	—

Change in Class R5 Shares	(933)	(1,569)		—	—

Class R6 (a) (d)
Issued	1,657	4,356	(c)	6	—
Reinvested	41	35		— (b)	—
Redeemed	(58)	(736)		—	—

Change in Class R6 Shares	1,640	3,655		6	—

Institutional Class
Issued	—	—		— (b)	618
Reinvested	—	—		6	5
Redeemed	—	—		(394)	(59)

Change in Institutional Class Shares	—	—		(388)	564

Select Class
Issued	2,362	2,602		1,282	704
Reinvested	23	30		9	4
Redeemed	(1,358)	(4,602)		(646)	(545)

Change in Select Class Shares	1,027	(1,970)		645	163

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$20.20	$(0.06	)(e)	$(2.24)	$(2.30)	$—
Year Ended June 30, 2011	13.80	(0.16	)(e)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(e)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)

Class B
Six Months Ended December 31, 2011 (Unaudited)	18.01	(0.10	)(e)	(1.99)	(2.09)	—
Year Ended June 30, 2011	12.37	(0.23	)(e)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.98	(0.10	)(e)	(1.99)	(2.09)	—
Year Ended June 30, 2011	12.35	(0.23	)(e)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	21.39	(0.03	)(e)	(2.37)	(2.40)	—
Year Ended June 30, 2011	14.56	(0.11	)(e)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(e)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to Average Net Assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.90	(11.39)%	$139,068	1.48%	(0.73)%	1.49%	31%
20.20	46.38	159,290	1.42	(0.91)	1.50	79
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144

15.92	(11.60)	1,224	1.98	(1.24)	1.99	31
18.01	45.59	1,865	1.99	(1.48)	2.04	79
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144

15.89	(11.62)	52,372	1.98	(1.24)	1.99	31
17.98	45.59	64,298	1.98	(1.47)	2.02	79
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144

18.99	(11.22)	138,479	1.10	(0.36)	1.24	31
21.39	46.91	150,921	1.08	(0.57)	1.24	79
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2011 (Unaudited)	$39.44	$0.17	$(4.80)	$(4.63)	$(0.19)	$—	$(0.19)
Year Ended June 30, 2011	28.60	0.17	10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09	5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)	(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07	7.32	(0.22)	(2.97)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$34.62	(11.74)%	$380,730	0.80%	0.76%	1.10%	18%
39.44	38.37	549,530	0.79	0.39	1.09	38
28.60	23.89	491,061	0.80	0.40	1.09	40
23.28	(27.66)	337,981	0.80	0.96	1.10	42
35.77	(18.23)	558,129	0.80	0.77	1.07	35
51.34	15.99	1,016,826	0.80	0.49	1.08	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$36.72	$0.04	(e)	$(2.13)	$(2.09)	$(0.10)	$(1.76)	$(1.86)
Year Ended June 30, 2011	27.54	0.14	(e)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)

Class B
Six Months Ended December 31, 2011 (Unaudited)	31.46	(0.04	)(e)	(1.83)	(1.87)	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)

Class C
Six Months Ended December 31, 2011 (Unaudited)	31.41	(0.04	)(e)	(1.83)	(1.87)	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	36.41	—	(e)(f)	(2.11)	(2.11)	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (g) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	40.04	0.14	(e)	(2.32)	(2.18)	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	39.98	0.10	(e)	(2.31)	(2.21)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$32.77	(5.58)%	$591,169	1.30%	0.23%	1.42%	9%
36.72	37.77	699,042	1.29	0.43	1.40	39
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26

27.83	(5.81)	10,751	1.80	(0.27)	1.92	9
31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26

27.78	(5.82)	34,313	1.80	(0.27)	1.92	9
31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26

32.50	(5.69)	5,121	1.55	0.01	1.67	9
36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

35.82	(5.34)	590,072	0.80	0.77	0.97	9
40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26

35.81	(5.42)	999,683	1.00	0.54	1.17	9
39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$12.17	$(0.02	)(e)	$(1.38)	$(1.40)	$(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(e)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)	(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93	1.86	(1.79)

Class B
Six Months Ended December 31, 2011 (Unaudited)	10.04	(0.04	)(e)	(1.14)	(1.18)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)	(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71	1.58	(1.79)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.48	(0.04	)(e)	(1.19)	(1.23)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)	(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76	1.63	(1.79)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	12.09	(0.04	)(e)	(1.37)	(1.41)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54	1.46	—
November 3, 2008 (f) through June 30, 2009	6.28	(0.03	)(e)	0.54	0.51	—

Class R6
Six Months Ended December 31, 2011 (Unaudited)	12.88	—	(e)(g)	(1.45)	(1.45)	(0.22)
November 30, 2010 (f) through June 30, 2011	11.02	(0.02	)(e)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	12.87	(0.01	)(e)	(1.44)	(1.45)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)	(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00	1.97	(1.79)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	12.74	(0.01	)(e)	(1.44)	(1.45)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)	(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00	1.95	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.55	(11.46)%	$225,190	1.25%	(0.47)%	1.43%	27%
12.17	46.98	271,606	1.24	(0.72)	1.39	79
8.28	21.76	144,214	1.25	(0.71)	1.44	83
6.80	(23.94)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93)	120,723	1.25	(0.56)	1.39	71
11.98	16.90	108,013	1.25	(0.65)	1.36	86

8.64	(11.70)	4,329	1.75	(0.98)	1.94	27
10.04	46.14	6,049	1.78	(1.26)	1.89	79
6.87	21.16	6,318	1.85	(1.33)	1.94	83
5.67	(24.60)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48)	13,420	1.85	(1.18)	1.89	71
10.41	16.26	20,719	1.84	(1.25)	1.86	86

9.03	(11.69)	25,019	1.75	(0.97)	1.94	27
10.48	46.16	31,665	1.78	(1.26)	1.89	79
7.17	21.11	19,472	1.85	(1.31)	1.94	83
5.92	(24.49)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49)	18,615	1.85	(1.17)	1.89	71
10.78	16.25	20,280	1.84	(1.24)	1.86	86

10.46	(11.62)	20,081	1.50	(0.72)	1.69	27
12.09	46.55	16,109	1.50	(0.98)	1.64	79
8.25	21.50	1,561	1.50	(0.89)	1.66	83
6.79	8.12	54	1.50	(0.72)	1.93	83

11.21	(11.21)	115,685	0.75	0.03	0.94	27
12.88	16.88	83,457	0.74	(0.24)	0.88	79

11.20	(11.22)	215,869	0.85	(0.07)	1.04	27
12.87	47.42	207,977	0.85	(0.32)	1.00	79
8.73	22.44	146,161	0.85	(0.31)	1.04	83
7.13	(23.82)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53)	91,439	0.85	(0.15)	0.99	71
12.41	17.39	66,811	0.85	(0.25)	0.96	86

11.07	(11.34)	119,560	1.00	(0.22)	1.18	27
12.74	47.28	128,617	0.99	(0.47)	1.14	79
8.65	22.18	100,499	1.00	(0.46)	1.19	83
7.08	(23.87)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74)	201,462	1.00	(0.34)	1.13	71
12.37	17.25	373,174	1.00	(0.40)	1.11	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$18.99	$0.09	(e)	$(1.74)	$(1.65)	$(0.07)	$—	$(0.07)
Year Ended June 30, 2011	14.53	0.12	(e)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70	3.81	(0.14)	(3.00)	(3.14)

Class B
Six Months Ended December 31, 2011 (Unaudited)	16.78	0.03	(e)	(1.52)	(1.49)	(0.03)	—	(0.03)
Year Ended June 30, 2011	12.88	0.01	(e)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(f)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40	3.37	(0.03)	(3.00)	(3.03)

Class C
Six Months Ended December 31, 2011 (Unaudited)	16.64	0.03	(e)	(1.51)	(1.48)	(0.03)	—	(0.03)
Year Ended June 30, 2011	12.78	0.01	(e)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(f)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39	3.36	(0.04)	(3.00)	(3.04)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	18.93	0.06	(e)	(1.72)	(1.66)	(0.05)	—	(0.05)
Year Ended June 30, 2011	14.51	0.08	(e)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	13.84	0.10	(e)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	19.82	0.11	(e)	(1.79)	(1.68)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.15	0.18	(e)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80	4.00	(0.22)	(3.00)	(3.22)

Class R6 (h)
Six Months Ended December 31, 2011 (Unaudited)	19.83	0.13	(e)	(1.81)	(1.68)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81	4.02	(0.23)	(3.00)	(3.23)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	19.82	0.11	(e)	(1.80)	(1.69)	(0.09)	—	(0.09)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79	3.97	(0.19)	(3.00)	(3.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amounts round to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30. 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.27	(8.65)%	$187,749	1.25%	1.03%	1.42%	14%
18.99	31.56	202,094	1.24	0.68	1.43	43
14.53	27.50	150,297	1.25	0.64	1.48	50
11.46	(26.91)	108,414	1.25	1.42	1.55	33
17.45	(18.44)	155,745	1.25	0.82	1.41	35
24.56	16.73	208,767	1.24	0.47	1.35	38

15.26	(8.87)	4,643	1.86	0.37	1.92	14
16.78	30.75	6,611	1.85	0.06	1.93	43
12.88	26.77	7,355	1.86	0.03	1.98	50
10.17	(27.42)	10,614	1.86	0.79	2.04	33
15.72	(18.93)	19,488	1.87	0.18	1.91	35
22.47	16.02	33,326	1.84	(0.14)	1.85	38

15.13	(8.86)	26,547	1.86	0.40	1.92	14
16.64	30.72	31,602	1.85	0.07	1.93	43
12.78	26.74	23,499	1.86	0.03	1.98	50
10.10	(27.34)	17,402	1.86	0.79	2.04	33
15.61	(18.95)	30,533	1.87	0.18	1.91	35
22.34	16.03	53,186	1.84	(0.13)	1.85	38

17.22	(8.74)	5,328	1.50	0.76	1.67	14
18.93	31.22	6,082	1.49	0.45	1.64	43
14.51	27.20	534	1.50	0.39	1.71	50
11.45	(8.17)	59	1.50	1.34	1.91	33

18.04	(8.45)	12,204	0.91	1.22	0.96	14
19.82	31.95	31,899	0.90	1.03	1.00	43
15.15	27.96	48,135	0.91	0.98	1.02	50
11.94	(26.63)	13,342	0.91	1.74	1.14	33
18.08	(18.17)	10,077	0.91	1.17	0.96	35
25.32	17.10	11,270	0.89	0.81	0.91	38

18.05	(8.42)	123,756	0.86	1.46	0.92	14
19.83	32.06	103,457	0.85	1.06	0.89	43
15.15	27.91	23,660	0.86	1.02	0.98	50
11.95	(26.59)	18,137	0.86	1.80	1.05	33
18.09	(18.16)	28,433	0.86	1.21	0.91	35
25.34	17.19	59,684	0.84	0.86	0.85	38

18.04	(8.48)	192,024	1.00	1.28	1.17	14
19.82	31.86	190,632	0.99	0.92	1.18	43
15.15	27.83	175,578	1.00	0.90	1.23	50
11.94	(26.72)	201,486	1.00	1.64	1.30	33
18.09	(18.24)	350,596	1.00	1.05	1.16	35
25.33	16.98	592,724	0.99	0.71	1.10	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$10.62	$0.01	(e)	$(1.22)	$(1.21)	$—	$—	$—
Year Ended June 30, 2011	7.79	—	(e)(f)	2.86	2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68	1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.50	—	(e)(f)	(1.22)	(1.22)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84	2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68	1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16)	(2.14)	— (f)	(0.06)	(0.06)
November 1, 2007 through June 30, 2008	9.73	—	(e)(f)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

Class R2
November 1, 2011 (g) through December 31, 2011 (Unaudited)	9.02	0.01	(e)	0.38	0.39	(0.04)	—	(0.04)

Class R6
November 1, 2011(g) through December 31, 2011 (Unaudited)	9.13	0.02	(e)	0.39	0.41	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	10.75	0.04	(e)	(1.25)	(1.21)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(e)	2.90	2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68	1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01	2.08	(0.09)	(1.87)	(1.96)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	10.76	0.03	(e)	(1.24)	(1.21)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(e)	2.89	2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70	1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02	2.06	(0.05)	(1.87)	(1.92)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.41	(11.39)%	$7,225	1.26%		0.24%	1.53%	45%
10.62	36.78	12,271	1.25		0.02	1.50	48
7.79	27.48	576	1.26		0.06	1.67	56
6.17	(25.30)	240	1.26		0.75	1.70	52
8.37	(11.51)	149	1.26		0.56	1.62	130

9.28	(11.62)	1,226	1.76		(0.11)	2.05	45
10.50	36.19	1,173	1.75		(0.50)	2.02	48
7.71	26.81	381	1.76		(0.44)	2.18	56
6.14	(25.62)	94	1.76		0.27	2.20	52
8.34	(11.82)	45	1.75		0.03	2.18	130

9.37	4.37	52	1.51		0.73	1.95	45

9.50	4.53	52	0.76		1.48	1.20	45

9.50	(11.27)	14,678	0.83		0.74	1.13	45
10.75	37.58	20,763	0.82		0.42	1.13	48
7.84	27.78	10,729	0.83		0.48	1.30	56
6.20	(24.84)	9,086	0.83		1.17	1.30	52
8.39	(19.41)	15,035	0.84	(h)	0.78	1.18	130
14.02	16.06	40,769	0.83		0.49	0.99	46

9.52	(11.27)	37,057	1.01		0.63	1.29	45
10.76	37.14	34,944	1.00		0.27	1.29	48
7.86	27.61	24,229	1.01		0.30	1.45	56
6.22	(24.92)	20,698	1.01		1.00	1.44	52
8.40	(19.62)	34,092	1.02	(h)	0.59	1.33	130
14.03	15.87	81,115	1.01		0.31	1.14	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$335,752	$—	$—	$335,752

Small Cap Core Fund
Total Investments in Securities (b)	$382,022	$1,430	$—	$383,452

Appreciation in Other Financial Instruments
Futures Contracts	$52	$—	$—	$52

Small Cap Equity Fund
Total Investments in Securities (a)	$2,240,535	$—	$—	$2,240,535

Small Cap Growth Fund
Total Investments in Securities (a)	$741,316	$—	$—	$741,316

Small Cap Value Fund
Total Investments in Securities (b)	$550,998	$1,771	$—	$552,769

Depreciation in Other Financial Instruments
Futures Contracts	$(11)	$—	$—	$(11)

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Small Company Fund
Total Investments in Securities (b)	$61,558		$226	$—	$61,784

Appreciation in Other Financial Instruments
Futures Contracts	$—	(c)	$—	$—	$—	(c)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$22,347	$16,271	$1,462
Ending Notional Balance Long	9,604	12,929	296

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	3
Small Cap Equity Fund	5
Small Cap Growth Fund	19
Small Cap Value Fund	4
U.S. Small Company Fund	1

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$4,634	$4,792	$4,792
Small Cap Core Fund	1,793	1,852	1,852
Small Cap Equity Fund	338	351	351
Small Cap Growth Fund	9,247	9,494	9,494
Small Cap Value Fund	2,522	2,651	2,651
U.S. Small Company Fund	1,013	1,045	1,045

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	3
Small Cap Equity Fund	6
Small Cap Growth Fund	18
Small Cap Value Fund	4
U.S. Small Company Fund	1

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	3	3
Small Cap Growth Fund	7	3
Small Cap Value Fund	28	2
U.S. Small Company Fund	2	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

Prior to November 1, 2011, the contractual expense limitations for the Small Cap Growth Fund was 1.87% for Class B and Class C Shares

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$—	$95	$95
Small Cap Core Fund	5	78	488	571
Small Cap Equity Fund	1,281	—	399	1,680
Small Cap Growth Fund	321	300	—	621
Small Cap Value Fund	13	140	200	353
U.S. Small Company Fund	85	—	6	91

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Small Cap Growth Fund	$3	$9	$—	$12

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	13
Small Cap Equity Fund	64
Small Cap Growth Fund	14
Small Cap Value Fund	14
U.S. Small Company Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$104,009	$103,221	$—	$—
Small Cap Core Fund	67,192	87,219	1,305	685
Small Cap Equity Fund	205,504	359,109	—	—
Small Cap Growth Fund	262,829	186,048	—	—
Small Cap Value Fund	102,801	73,107	1,731	830
U.S. Small Company Fund	30,350	28,123	216	125

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$298,744	$65,152	$28,144	$37,008
Small Cap Core Fund	312,260	95,878	24,686	71,192
Small Cap Equity Fund	1,816,939	517,601	94,005	423,596
Small Cap Growth Fund	663,838	138,377	60,899	77,478
Small Cap Value Fund	504,706	103,011	54,948	48,063
U.S. Small Company Fund	55,736	10,623	4,575	6,048

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Dynamic Small Cap Growth Fund	$17,040	$17,040
Small Cap Core Fund	59,420	59,420
Small Cap Value Fund	58,712	58,712
U.S. Small Company Fund	5,538	5,538

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 15.3%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$886.10	$7.02	1.48%
Hypothetical*	1,000.00	1,017.70	7.51	1.48
Class B
Actual*	1,000.00	884.00	9.38	1.98
Hypothetical*	1,000.00	1,015.18	10.03	1.98
Class C
Actual*	1,000.00	883.80	9.38	1.98
Hypothetical*	1,000.00	1,015.18	10.03	1.98
Select Class
Actual*	1,000.00	887.80	5.22	1.10
Hypothetical*	1,000.00	1,019.61	5.58	1.10

Small Cap Core Fund
Select Class
Actual*	1,000.00	882.60	3.79	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80

Small Cap Equity Fund
Class A
Actual*	1,000.00	944.20	6.35	1.30
Hypothetical*	1,000.00	1,018.60	6.60	1.30
Class B
Actual*	1,000.00	941.90	8.79	1.80
Hypothetical*	1,000.00	1,016.09	9.12	1.80
Class C
Actual*	1,000.00	941.80	8.79	1.80
Hypothetical*	1,000.00	1,016.09	9.12	1.80

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual*	$1,000.00	$943.10	$7.57	1.55%
Hypothetical*	1,000.00	1,017.34	7.86	1.55
Class R5
Actual*	1,000.00	946.60	3.91	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80
Select Class
Actual*	1,000.00	945.80	4.89	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

Small Cap Growth Fund
Class A
Actual*	1,000.00	885.40	5.92	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	883.00	8.28	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	883.10	8.28	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	883.80	7.10	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R6
Actual*	1,000.00	887.90	3.56	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Institutional Class
Actual*	1,000.00	887.80	4.03	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85
Select Class
Actual*	1,000.00	886.60	4.74	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

Small Cap Value Fund
Class A
Actual*	1,000.00	913.50	6.01	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	911.30	8.94	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class C
Actual*	1,000.00	911.40	8.94	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class R2
Actual*	1,000.00	912.60	7.21	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R5
Actual*	1,000.00	915.50	4.38	0.91
Hypothetical*	1,000.00	1,020.56	4.62	0.91
Class R6
Actual*	1,000.00	915.80	4.14	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Select Class
Actual*	1,000.00	915.20	4.81	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	$1,000.00	$886.10	$5.97	1.26%
Hypothetical*	1,000.00	1,018.80	6.39	1.26
Class C
Actual*	1,000.00	883.80	8.33	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class R2
Actual**	1,000.00	1,043.70	2.53	1.51
Hypothetical*	1,000.00	1,017.55	7.66	1.51
Class R6
Actual**	1,000.00	1,045.30	1.27	0.76
Hypothetical*	1,000.00	1,021.32	3.86	0.76
Institutional Class
Actual*	1,000.00	887.30	3.94	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Select Class
Actual*	1,000.00	887.30	4.79	1.01
Hypothetical*	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the actual period).

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, the Trustees also considered fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the second, fourth, and third quintiles for Class A shares and in the first, fourth, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Core Fund’s performance was in the second, third, and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first, and first quintiles for Class A shares and in the second, first, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the first, second, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall per-

formance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second quintile for Class A shares for the one- and three-year periods and in the second, second and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-SC-1211

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. mid-cap stocks, as measured by the Russell Midcap Index, still finished the six months ended December 31, 2011 with an 8.91% loss, while the Russell 3000 Index declined 5.01%.

U.S growth stocks outperformed U.S. value stocks, as the Russell 3000 Growth Index returned -4.49% versus the -5.52% return for the Russell 3000 Value Index during the six months ended December 31, 2011. U.S. mid-cap growth stocks underperformed U.S. mid-cap value stocks, as the Russell Midcap Growth Index returned -10.26% versus the -7.56% return for the Russell Midcap Value Index.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	–7.65%
Russell 3000 Growth Index	–4.49%

Net Assets as of 12/31/2011 (In Thousands)	$1,062,456

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables sector and stock selection and underweight versus the Benchmark in the materials and processing sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., NetFlix, Inc. and Agilent Technologies, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of NetFlix, Inc., which provides a subscription service for television shows and movies, decreased after the company lost subscribers due to its price increases and the decision to separate its streaming video and DVD rental services, a decision that the company reversed toward the end of the reporting period. Shares of Agilent Technologies, Inc., which provides bio-analytical and electronic measurement solutions, declined as investors became concerned about the company’s future earnings growth.

Individual contributors to relative performance included the Fund’s positions in Alexion Pharmaceuticals, Inc., Apple, Inc. and W.W. Grainger, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.7%
2.	Google, Inc., Class A	2.5
3.	QUALCOMM, Inc.	2.3
4.	Valeant Pharmaceuticals International, Inc., (Canada)	2.1
5.	Amazon.com, Inc.	2.0
6.	W.W. Grainger, Inc.	2.0
7.	UnitedHealth Group, Inc.	1.9
8.	Biogen Idec, Inc.	1.8
9.	Pall Corp.	1.8
10.	MasterCard, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.2%
Consumer Discretionary	19.9
Industrials	15.9
Health Care	13.7
Financials	9.6
Energy	6.9
Materials	2.5
Consumer Staples	0.4
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		(7.65)%	(1.72)%	3.37%	5.41%
With Sales Charge**		(12.46)	(6.85)	2.27	4.84
CLASS B SHARES	10/29/99
Without CDSC		(7.90)	(2.22)	2.79	4.85
With CDSC***		(12.90)	(7.22)	2.43	4.85
CLASS C SHARES	5/1/06
Without CDSC		(7.78)	(2.10)	2.82	4.75
With CDSC****		(8.78)	(3.10)	2.82	4.75
CLASS R5 SHARES	1/8/09	(7.42)	(1.24)	3.75	5.62
SELECT CLASS SHARES	5/1/06	(7.45)	(1.47)	3.63	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–6.41%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$266,124

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the financial services and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., ProAssurance Corp. and Papa John’s International, Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Devon Energy Corp. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	UnitedHealth Group, Inc.	3.2%
2.	Devon Energy Corp.	3.1
3.	Jarden Corp.	2.7
4.	Silgan Holdings, Inc.	2.6
5.	Penn National Gaming, Inc.	2.4
6.	Waste Connections, Inc.	2.4
7.	Chubb Corp. (The)	2.1
8.	Norfolk Southern Corp.	2.0
9.	Laboratory Corp. of America Holdings	1.9
10.	Airgas, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.6%
Consumer Discretionary	17.1
Industrials	15.9
Information Technology	9.5
Materials	9.4
Health Care	8.3
Energy	7.5
Utilities	7.4
Consumer Staples	1.4
Short-Term Investment	5.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(6.53)%	1.24%	6.63%
With Sales Charge**		(11.42)	(4.07)	1.47
CLASS C SHARES	11/30/10
Without CDSC		(6.72)	0.80	6.11
With CDSC***		(7.72)	(0.20)	6.11
CLASS R2 SHARES	11/30/10	(6.65)	0.99	6.36
CLASS R5 SHARES	11/30/10	(6.35)	1.67	7.07
CLASS R6 SHARES	1/31/11	(6.31)	1.72	7.11
SELECT CLASS SHARES	11/30/10	(6.41)	1.49	6.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2010 To 12/31/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–8.86%
Russell Midcap Index	–8.91%

Net Assets as of 12/31/2011 (In Thousands)	$568,964

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the industrials sector contributed to relative performance, while the Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in W.W. Grainger, Inc., Humana, Inc. and TJX Cos., Inc. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012. Shares of insurance company Humana, Inc. gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Humana, Inc.	1.4%
2.	Marriott International, Inc., Class A	1.3
3.	T. Rowe Price Group, Inc.	1.2
4.	Lincare Holdings, Inc.	1.2
5.	Sherwin-Williams Co. (The)	1.2
6.	Carlisle Cos., Inc.	1.2
7.	W.W. Grainger, Inc.	1.2
8.	Valeant Pharmaceuticals International, Inc., (Canada)	1.1
9.	Concho Resources, Inc.	1.1
10.	TE Connectivity Ltd., (Switzerland)	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	18.8%
Information Technology	15.8
Financials	15.2
Industrials	14.9
Health Care	10.1
Energy	7.6
Utilities	6.0
Materials	5.5
Consumer Staples	3.6
Telecommunication Services	0.6
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(8.99)%	(2.14)%	1.84%	6.49%
With Sales Charge**		(13.76)	(7.27)	0.75	5.92
CLASS C SHARES	11/2/09
Without CDSC		(9.24)	(2.62)	1.62	6.38
With CDSC***		(10.24)	(3.62)	1.62	6.38
SELECT CLASS SHARES	1/1/97	(8.86)	(1.80)	1.99	6.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–13.26%
Russell Midcap Growth Index	–10.26%

Net Assets as of 12/31/2011 (In Thousands)	$1,379,851

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and technology sectors detracted from relative performance, while the Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Royal Caribbean Cruises Ltd. and Polycom, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of cruise ship operator Royal Caribbean Cruises Ltd. declined due to rising fuel prices and the company’s announcement that lingering geopolitical risks in the eastern Mediterranean region would cause it to modify cruise routes, hurting its earnings. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors.

Individual contributors to relative performance included the Fund’s positions in Pall Corp., Alexion Pharmaceuticals, Inc. and W.W. Grainger, Inc. Shares of Pall Corp, a supplier of filtration, separation and purification technologies, benefited from the company’s strong third-quarter earnings, driven by strength from its biopharmaceutical segment. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	W.W. Grainger, Inc.	2.4%
2.	Valeant Pharmaceuticals International, Inc., (Canada)	2.2
3.	Concho Resources, Inc.	2.2
4.	Pall Corp.	2.2
5.	Cameron International Corp.	2.1
6.	Alliance Data Systems Corp.	1.9
7.	FMC Corp.	1.8
8.	Humana, Inc.	1.7
9.	Harley-Davidson, Inc.	1.6
10.	Wabtec Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.3%
Industrials	21.2
Consumer Discretionary	18.6
Health Care	14.1
Energy	8.5
Financials	6.7
Materials	3.7
Consumer Staples	0.9
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(13.40)%	(6.11)%	1.91%	4.35%
With Sales Charge**		(17.94)	(11.03)	0.82	3.79
CLASS B SHARES	1/14/94
Without CDSC		(13.69)	(6.59)	1.32	3.79
With CDSC***		(18.69)	(11.59)	0.94	3.79
CLASS C SHARES	11/4/97
Without CDSC		(13.61)	(6.54)	1.33	3.69
With CDSC****		(14.61)	(7.54)	1.33	3.69
CLASS R2 SHARES	6/19/09	(13.48)	(6.24)	1.75	4.17
CLASS R5 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
CLASS R6 SHARES	11/1/11	(13.22)	(5.75)	2.21	4.64
SELECT CLASS SHARES	3/2/89	(13.26)	(5.79)	2.20	4.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–4.58%
Russell Midcap Value Index	–7.56%

Net Assets as of 12/31/2011 (In Thousands)	$6,529,835

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary and financials sectors. The Fund’s overweight versus the Benchmark in the telecommunication services sector and underweight versus the Benchmark in the utilities sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TJX Cos., Inc., Jack Henry & Associates, Inc. and Transatlantic Holdings, Inc. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Jack Henry & Associates, Inc., a provider of technology solutions and payment processing services primarily for the financial services industry, increased due to the company’s strong quarterly revenue. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Albemarle Corp. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter profit. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Albemarle Corp., a manufacturer of engineered specialty chemicals, declined on concerns that slowing economic growth would diminish demand for the company’s products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.0%
2.	Energen Corp.	1.8
3.	Loews Corp.	1.7
4.	CMS Energy Corp.	1.7
5.	Williams Cos., Inc. (The)	1.6
6.	Ameriprise Financial, Inc.	1.6
7.	Xcel Energy, Inc.	1.6
8.	Ball Corp.	1.5
9.	W.R. Berkley Corp.	1.4
10.	ONEOK, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.5%
Consumer Discretionary	18.8
Utilities	11.7
Industrials	8.9
Materials	7.3
Energy	6.6
Information Technology	6.5
Consumer Staples	6.3
Health Care	6.2
Telecommunication Services	1.4
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(4.80)%	1.91%	1.52%	8.21%
With Sales Charge**		(9.79)	(3.44)	0.43	7.63
CLASS B SHARES	4/30/01
Without CDSC		(5.06)	1.37	1.00	7.72
With CDSC***		(10.06)	(3.63)	0.61	7.72
CLASS C SHARES	4/30/01
Without CDSC		(5.04)	1.38	1.00	7.60
With CDSC****		(6.04)	0.38	1.00	7.60
CLASS R2 SHARES	11/3/08	(4.95)	1.63	1.35	8.12
INSTITUTIONAL CLASS SHARES	11/13/97	(4.58)	2.42	2.01	8.75
SELECT CLASS SHARES	10/31/01	(4.67)	2.17	1.76	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	–2.52%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 12/31/2011 (In Thousands)	$486,967

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2011.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund experienced negative returns in the technology, industrial and consumer sectors and positive returns in the financial and health care sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apollo Group, Inc., Class A	0.5%
2.	CMS Energy Corp.	0.5
3.	Eli Lilly & Co.	0.5
4.	Assurant, Inc.	0.5
5.	Brinker International, Inc.	0.5
6.	Stone Energy Corp.	0.4
7.	Smithfield Foods, Inc.	0.4
8.	Omnicare, Inc.	0.4
9.	Alliance Data Systems Corp.	0.4
10.	Activision Blizzard, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Quanta Services, Inc.	0.5%
2.	Akamai Technologies, Inc.	0.5
3.	CarMax, Inc.	0.5
4.	American Tower Corp., Class A	0.5
5.	McMoRan Exploration Co.	0.5
6.	Cobalt International Energy, Inc.	0.5
7.	Concur Technologies, Inc.	0.5
8.	Cincinnati Financial Corp.	0.5
9.	World Fuel Services Corp.	0.5
10.	CapitalSource, Inc.	0.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.8%
Information Technology	16.5
Financials	12.3
Industrials	12.2
Health Care	9.2
Energy	7.2
Consumer Staples	6.2
Materials	6.1
Utilities	5.4
Telecommunication Services	0.6
Short-Term Investment	7.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	16.7%
Consumer Discretionary	15.2
Information Technology	14.1
Financials	14.0
Health Care	10.3
Energy	8.3
Materials	7.4
Utilities	6.8
Consumer Staples	5.8
Telecommunication Services	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(2.75)%	(0.42)%	(1.69)%	1.10%
With Sales Charge**		(7.83)	(5.64)	(2.75)	0.47
CLASS B SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.40
With CDSC***		(8.06)	(6.08)	(2.86)	0.40
CLASS C SHARES	5/23/03
Without CDSC		(3.06)	(1.08)	(2.42)	0.35
With CDSC****		(4.06)	(2.08)	(2.42)	0.35
SELECT CLASS SHARES	5/23/03	(2.52)	(0.10)	(1.44)	1.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month

U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	–3.33%
Russell 3000 Value Index	–5.52%

Net Assets as of 12/31/2011 (In Thousands)	$872,550

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Transatlantic Holdings, Inc. and W.R. Berkley Corp. Shares of reinsurance company Transatlantic Holdings, Inc. increased amid investor optimism that it would be taken over. Shares of property and casualty insurer W.R. Berkley Corp. increased as investors reacted positively to the news that the company declared a dividend and increased its stock repurchase authorization.

In addition, the Fund’s underweight position versus the Benchmark in Bank of America Corp. contributed to relative performance, as its shares were hurt by fears that the bank would need to raise capital. The stock also declined after the announcement that American International Group brought a lawsuit against the company.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon Energy Corp., Walgreen Co. and Cablevision Systems Corp. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that its terminated partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of Cablevision Systems Corp. declined after the television company announced lower-than-expected third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow.

The Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers preferred retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Loews Corp.	2.8
3.	Devon Energy Corp.	2.7
4.	Exxon Mobil Corp.	2.7
5.	AT&T, Inc.	2.6
6.	Procter & Gamble Co. (The)	2.4
7.	Pfizer, Inc.	2.3
8.	Johnson & Johnson	2.1
9.	Ameriprise Financial, Inc.	1.8
10.	Merck & Co., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Consumer Discretionary	12.8
Health Care	11.2
Energy	11.1
Utilities	8.1
Consumer Staples	5.9
Industrials	4.8
Telecommunication Services	4.6
Materials	4.5
Information Technology	2.0
Investment Company	0.8
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(3.55)%	1.11%	1.65%	5.29%
With Sales Charge**		(8.63)	(4.21)	0.56	4.46
CLASS C SHARES	2/28/05
Without CDSC		(3.78)	0.61	1.14	4.77
With CDSC***		(4.78)	(0.39)	1.14	4.77
INSTITUTIONAL CLASS SHARES	2/28/05	(3.33)	1.62	2.17	5.74
SELECT CLASS SHARES	2/28/05	(3.45)	1.37	1.91	5.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 20.0%
	Auto Components — 0.9%
146	BorgWarner, Inc. (a)	9,274

	Automobiles — 1.7%
335	Harley-Davidson, Inc.	13,017
191	Tesla Motors, Inc. (a)	5,441

		18,458

	Diversified Consumer Services — 1.3%
212	American Public Education, Inc. (a)	9,167
150	Sotheby’s	4,291

		13,458

	Hotels, Restaurants & Leisure — 1.9%
105	BJ’s Restaurants, Inc. (a)	4,759
167	Las Vegas Sands Corp. (a)	7,127
294	Marriott International, Inc., Class A	8,585

		20,471

	Household Durables — 1.7%
123	Tempur-Pedic International, Inc. (a)	6,450
593	Toll Brothers, Inc. (a)	12,099

		18,549

	Internet & Catalog Retail — 3.7%
125	Amazon.com, Inc. (a)	21,689
246	HomeAway, Inc. (a)	5,714
45	NetFlix, Inc. (a)	3,132
19	priceline.com, Inc. (a)	8,840

		39,375

	Media — 3.4%
287	DIRECTV, Class A (a)	12,276
6,160	Sirius XM Radio, Inc. (a)	11,212
325	Walt Disney Co. (The)	12,173

		35,661

	Specialty Retail — 1.2%
602	Sally Beauty Holdings, Inc. (a)	12,710

	Textiles, Apparel & Luxury Goods — 4.2%
217	Coach, Inc.	13,258
92	Deckers Outdoor Corp. (a)	6,922
175	Lululemon Athletica, Inc., (Canada) (a)	8,142
310	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,442
240	Vera Bradley, Inc. (a)	7,737

		44,501

	Total Consumer Discretionary	212,457

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.4%
	Food Products — 0.4%
138	Diamond Foods, Inc.	4,459

	Energy — 6.9%
	Energy Equipment & Services — 4.2%
377	Cameron International Corp. (a)	18,558
113	Dril-Quip, Inc. (a)	7,438
274	Schlumberger Ltd.	18,737

		44,733

	Oil, Gas & Consumable Fuels — 2.7%
190	Concho Resources, Inc. (a)	17,813
178	Laredo Petroleum Holdings, Inc. (a)	3,976
196	Newfield Exploration Co. (a)	7,410

		29,199

	Total Energy	73,932

	Financials — 9.7%
	Capital Markets — 2.4%
607	Blackstone Group LP (The)	8,510
257	Lazard Ltd., (Bermuda), Class A	6,713
181	T. Rowe Price Group, Inc.	10,319

		25,542

	Commercial Banks — 2.0%
419	U.S. Bancorp	11,320
375	Wells Fargo & Co.	10,335

		21,655

	Consumer Finance — 1.2%
274	American Express Co.	12,915

	Diversified Financial Services — 1.7%
41	CME Group, Inc.	9,868
225	Moody’s Corp.	7,585

		17,453

	Insurance — 1.6%
154	ACE Ltd., (Switzerland)	10,827
235	Amtrust Financial Services, Inc.	5,576

		16,403

	Real Estate Investment Trusts (REITs) — 0.8%
308	ProLogis, Inc.	8,792

	Total Financials	102,760

	Health Care — 13.8%
	Biotechnology — 4.7%
318	Aegerion Pharmaceuticals, Inc. (a)	5,325
103	Alexion Pharmaceuticals, Inc. (a)	7,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
177	Biogen Idec, Inc. (a)	19,479
270	Celgene Corp. (a)	18,218

		50,358

	Health Care Equipment & Supplies — 1.6%
175	Sirona Dental Systems, Inc. (a)	7,703
292	Thoratec Corp. (a)	9,806

		17,509

	Health Care Providers & Services — 3.3%
307	Emeritus Corp. (a)	5,376
100	Humana, Inc.	8,796
411	UnitedHealth Group, Inc.	20,824

		34,996

	Life Sciences Tools & Services — 0.7%
200	Agilent Technologies, Inc. (a)	6,996

	Pharmaceuticals — 3.5%
161	Allergan, Inc.	14,109
487	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	22,724

		36,833

	Total Health Care	146,692

	Industrials — 16.0%
	Aerospace & Defense — 2.0%
166	HEICO Corp. (c)	9,679
116	TransDigm Group, Inc. (a)	11,053

		20,732

	Building Products — 1.0%
247	Armstrong World Industries, Inc. (a)	10,814

	Industrial Conglomerates — 1.3%
309	Carlisle Cos., Inc.	13,706

	Machinery — 4.8%
200	AGCO Corp. (a)	8,598
142	Cummins, Inc.	12,464
341	Pall Corp.	19,460
155	Wabtec Corp.	10,821

		51,343

	Professional Services — 1.2%
142	IHS, Inc., Class A (a)	12,209

	Road & Rail — 1.9%
189	J.B. Hunt Transport Services, Inc.	8,500
294	Old Dominion Freight Line, Inc. (a)	11,916

		20,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 3.8%
433	Air Lease Corp. (a)	10,266
115	W.W. Grainger, Inc.	21,452
139	Watsco, Inc.	9,147

		40,865

	Total Industrials	170,085

	Information Technology — 30.4%
	Communications Equipment — 4.5%
359	Aruba Networks, Inc. (a)	6,645
77	F5 Networks, Inc. (a)	8,150
508	Polycom, Inc. (a)	8,285
446	QUALCOMM, Inc.	24,407

		47,487

	Computers & Peripherals — 9.4%
203	Apple, Inc. (a)	82,154
388	EMC Corp. (a)	8,351
262	NetApp, Inc. (a)	9,485

		99,990

	Electronic Equipment, Instruments & Components — 1.0%
357	TE Connectivity Ltd., (Switzerland)	10,996

	Internet Software & Services — 2.9%
41	Google, Inc., Class A (a)	26,288
124	OpenTable, Inc. (a)	4,856

		31,144

	IT Services — 3.5%
159	Cognizant Technology Solutions Corp., Class A (a)	10,219
50	MasterCard, Inc., Class A	18,753
236	VeriFone Systems, Inc. (a)	8,372

		37,344

	Office Electronics — 0.5%
147	Zebra Technologies Corp., Class A (a)	5,274

	Semiconductors & Semiconductor Equipment — 3.2%
310	Avago Technologies Ltd., (Singapore)	8,935
520	Freescale Semiconductor Holdings I Ltd. (a)	6,578
201	Lam Research Corp. (a)	7,423
335	Xilinx, Inc.	10,740

		33,676

	Software — 5.4%
112	Citrix Systems, Inc. (a)	6,776
189	MICROS Systems, Inc. (a)	8,813
466	Nuance Communications, Inc. (a)	11,712
80	Salesforce.com, Inc. (a)	8,158

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
240	Taleo Corp., Class A (a)	9,301
80	VMware, Inc., Class A (a)	6,647
585	Zynga, Inc., Class A (a)	5,500

		56,907

	Total Information Technology	322,818

	Materials — 2.5%
	Chemicals — 2.5%
182	FMC Corp.	15,694
122	Sherwin-Williams Co. (The)	10,864

	Total Materials	26,558

	Total Common Stocks (Cost $897,574)	1,059,761

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.9%
	Investment Company — 0.9%
9,188	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,188)	9,188

Investment of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
18,373	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $18,373)	18,373

	Total Investments — 102.3% (Cost $925,135)	1,087,322
	Liabilities in Excess of Other Assets — (2.3)%	(24,866)

	NET ASSETS — 100.0%	$1,062,456

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 17.5%
	Automobiles — 1.5%
103	Harley-Davidson, Inc.	4,005

	Distributors — 1.5%
63	Genuine Parts Co.	3,883

	Hotels, Restaurants & Leisure — 5.1%
70	Cracker Barrel Old Country Store, Inc.	3,519
96	Papa John’s International, Inc. (a)	3,619
172	Penn National Gaming, Inc. (a)	6,531

		13,669

	Household Durables — 2.8%
247	Jarden Corp.	7,384

	Multiline Retail — 1.6%
86	Nordstrom, Inc.	4,263

	Specialty Retail — 5.0%
253	American Eagle Outfitters, Inc.	3,875
240	Chico’s FAS, Inc.	2,671
94	Dick’s Sporting Goods, Inc.	3,474
84	Williams-Sonoma, Inc.	3,246

		13,266

	Total Consumer Discretionary	46,470

	Consumer Staples — 1.4%
	Food & Staples Retailing — 1.4%
112	Walgreen Co.	3,688

	Energy — 7.7%
	Energy Equipment & Services — 2.8%
211	Patterson-UTI Energy, Inc.	4,208
64	Tidewater, Inc.	3,171

		7,379

	Oil, Gas & Consumable Fuels — 4.9%
75	Cimarex Energy Co.	4,646
137	Devon Energy Corp.	8,499

		13,145

	Total Energy	20,524

	Financials — 18.1%
	Capital Markets — 6.0%
21	BlackRock, Inc.	3,654
323	Calamos Asset Management, Inc., Class A	4,041
115	Epoch Holding Corp.	2,568
236	Janus Capital Group, Inc.	1,492
264	TD Ameritrade Holding Corp.	4,126

		15,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 3.5%
432	Associated Banc-Corp.	4,829
151	First Republic Bank (a)	4,614

		9,443

	Insurance — 3.9%
83	Chubb Corp. (The)	5,735
57	ProAssurance Corp.	4,544

		10,279

	Real Estate Investment Trusts (REITs) — 4.7%
72	Mid-America Apartment Communities, Inc.	4,508
155	National Retail Properties, Inc.	4,091
231	RLJ Lodging Trust	3,896

		12,495

	Total Financials	48,098

	Health Care — 8.5%
	Health Care Equipment & Supplies — 1.7%
57	IDEXX Laboratories, Inc. (a)	4,416

	Health Care Providers & Services — 6.8%
147	Coventry Health Care, Inc. (a)	4,456
59	Laboratory Corp. of America Holdings (a)	5,093
171	UnitedHealth Group, Inc.	8,650

		18,199

	Total Health Care	22,615

	Industrials — 16.2%
	Aerospace & Defense — 1.6%
46	TransDigm Group, Inc. (a)	4,380

	Commercial Services & Supplies — 2.4%
194	Waste Connections, Inc.	6,419

	Electrical Equipment — 1.3%
70	Regal-Beloit Corp.	3,576

	Machinery — 7.3%
42	Cummins, Inc.	3,732
83	Dover Corp.	4,795
74	Eaton Corp.	3,242
45	Joy Global, Inc.	3,336
69	Toro Co. (The)	4,178

		19,283

	Road & Rail — 2.1%
77	Norfolk Southern Corp.	5,585

	Trading Companies & Distributors — 1.5%
21	W.W. Grainger, Inc.	3,912

	Total Industrials	43,155

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 9.8%
	Computers & Peripherals — 1.4%
101	NetApp, Inc. (a)	3,657

	Electronic Equipment, Instruments & Components — 1.7%
76	Anixter International, Inc. (a)	4,512

	Semiconductors & Semiconductor Equipment — 3.3%
281	Intersil Corp., Class A	2,929
105	Linear Technology Corp.	3,157
191	Marvell Technology Group Ltd., (Bermuda) (a)	2,646

		8,732

	Software — 3.4%
93	MICROS Systems, Inc. (a)	4,327
107	Solera Holdings, Inc.	4,756

		9,083

	Total Information Technology	25,984

	Materials — 9.6%
	Chemicals — 3.3%
64	Airgas, Inc.	4,986
82	Scotts Miracle-Gro Co. (The), Class A	3,817

		8,803

	Containers & Packaging — 4.5%
145	Crown Holdings, Inc. (a)	4,875
184	Silgan Holdings, Inc.	7,104

		11,979

	Metals & Mining — 1.8%
101	Reliance Steel & Aluminum Co.	4,924

	Total Materials	25,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.6%
	Electric Utilities — 1.5%
86	Southern Co. (The)	3,960

	Gas Utilities — 1.2%
68	Northwest Natural Gas Co.	3,249

	Multi-Utilities — 4.9%
204	CMS Energy Corp.	4,502
104	NorthWestern Corp.	3,737
137	Wisconsin Energy Corp.	4,802

		13,041

	Total Utilities	20,250

	Total Common Stocks (Cost $257,941)	256,490

Short-Term Investment — 6.0%
	Investment Company — 6.0%
16,041	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $16,041)	16,041

	Total Investments — 102.4% (Cost $273,982)	272,531
	Liabilities in Excess of Other Assets — (2.4)%	(6,407)

	NET ASSETS — 100.0%	$266,124

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 18.8%
	Auto Components — 0.7%
64	BorgWarner, Inc. (a)	4,086

	Automobiles — 1.1%
116	Harley-Davidson, Inc.	4,521
52	Tesla Motors, Inc. (a)	1,485

		6,006

	Distributors — 0.5%
47	Genuine Parts Co.	2,869

	Diversified Consumer Services — 0.3%
48	Sotheby’s	1,378

	Hotels, Restaurants & Leisure — 4.0%
68	Darden Restaurants, Inc.	3,093
213	International Game Technology	3,668
259	Marriott International, Inc., Class A	7,549
139	Royal Caribbean Cruises Ltd.	3,440
21	Wynn Resorts Ltd.	2,365
47	Yum! Brands, Inc.	2,785

		22,900

	Household Durables — 1.6%
53	Jarden Corp.	1,569
36	Mohawk Industries, Inc. (a)	2,124
36	Tempur-Pedic International, Inc. (a)	1,891
161	Toll Brothers, Inc. (a)	3,292

		8,876

	Internet & Catalog Retail — 0.6%
42	Expedia, Inc.	1,207
16	NetFlix, Inc. (a)	1,088
42	TripAdvisor, Inc. (a)	1,049

		3,344

	Media — 2.5%
20	AMC Networks, Inc., Class A (a)	769
56	Cablevision Systems Corp., Class A	799
110	CBS Corp. (Non-Voting), Class B	2,975
102	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,285
86	DISH Network Corp., Class A	2,438
120	Gannett Co., Inc.	1,599
2,156	Sirius XM Radio, Inc. (a)	3,924
2	Washington Post Co. (The), Class B	661

		14,450

	Multiline Retail — 0.9%
40	Family Dollar Stores, Inc.	2,289
62	Kohl’s Corp.	3,045

		5,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.1%
25	Abercrombie & Fitch Co., Class A	1,221
10	AutoZone, Inc. (a)	3,120
46	Bed Bath & Beyond, Inc. (a)	2,690
48	Dick’s Sporting Goods, Inc.	1,785
128	Gap, Inc. (The)	2,382
36	PetSmart, Inc.	1,841
158	Sally Beauty Holdings, Inc. (a)	3,338
31	Tiffany & Co.	2,021
62	TJX Cos., Inc.	3,970
26	Williams-Sonoma, Inc.	989

		23,357

	Textiles, Apparel & Luxury Goods — 2.5%
48	Coach, Inc.	2,918
29	Deckers Outdoor Corp. (a)	2,177
25	Fossil, Inc. (a)	1,968
48	Lululemon Athletica, Inc., (Canada) (a)	2,221
81	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,207
37	PVH Corp.	2,608

		14,099

	Total Consumer Discretionary	106,699

	Consumer Staples — 3.6%
	Beverages — 1.2%
77	Beam, Inc.	3,940
17	Brown-Forman Corp., Class B	1,367
42	Dr. Pepper Snapple Group, Inc.	1,666

		6,973

	Food Products — 2.0%
37	Diamond Foods, Inc.	1,187
29	Green Mountain Coffee Roasters, Inc. (a)	1,278
33	Hershey Co. (The)	2,045
39	JM Smucker Co. (The)	3,041
42	Ralcorp Holdings, Inc. (a)	3,617

		11,168

	Household Products — 0.4%
33	Energizer Holdings, Inc. (a)	2,549

	Total Consumer Staples	20,690

	Energy — 7.6%
	Energy Equipment & Services — 2.0%
117	Cameron International Corp. (a)	5,758
14	CARBO Ceramics, Inc.	1,763
31	Core Laboratories N.V., (Netherlands)	3,578

		11,099

	Oil, Gas & Consumable Fuels — 5.6%
66	Concho Resources, Inc. (a)	6,225

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
41	CVR Energy, Inc. (a)	762
58	Devon Energy Corp.	3,609
105	Energen Corp.	5,265
39	EQT Corp.	2,115
46	Laredo Petroleum Holdings, Inc. (a)	1,028
108	Newfield Exploration Co. (a)	4,056
52	Range Resources Corp.	3,227
41	Teekay Corp., (Canada)	1,098
141	Williams Cos., Inc. (The)	4,643

		32,028

	Total Energy	43,127

	Financials — 15.1%
	Capital Markets — 3.8%
92	Ameriprise Financial, Inc.	4,582
175	Blackstone Group LP (The)	2,448
140	Invesco Ltd.	2,807
94	Lazard Ltd., (Bermuda), Class A	2,452
37	Northern Trust Corp.	1,471
91	Och-Ziff Capital Management Group LLC, Class A	763
125	T. Rowe Price Group, Inc.	7,104

		21,627

	Commercial Banks — 3.4%
58	BancorpSouth, Inc.	635
55	BOK Financial Corp. (c)	3,010
55	City National Corp.	2,417
44	Cullen/Frost Bankers, Inc.	2,344
235	Fifth Third Bancorp	2,994
176	Huntington Bancshares, Inc.	968
46	M&T Bank Corp.	3,481
127	SunTrust Banks, Inc.	2,242
80	Zions Bancorp	1,304

		19,395

	Diversified Financial Services — 0.5%
90	Moody’s Corp.	3,018

	Insurance — 4.8%
22	Arch Capital Group Ltd., (Bermuda) (a)	834
39	Chubb Corp. (The)	2,672
133	Loews Corp.	4,996
108	Marsh & McLennan Cos., Inc.	3,409
218	Old Republic International Corp.	2,021
97	OneBeacon Insurance Group Ltd., Class A	1,497
32	Torchmark Corp.	1,374
61	Transatlantic Holdings, Inc.	3,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
120	W.R. Berkley Corp.	4,137
152	XL Group plc, (Ireland)	2,995

		27,246

	Real Estate Investment Trusts (REITs) — 1.6%
55	HCP, Inc.	2,287
85	ProLogis, Inc.	2,427
60	Regency Centers Corp.	2,265
30	Vornado Realty Trust	2,279

		9,258

	Real Estate Management & Development — 0.4%
137	Brookfield Office Properties, Inc.	2,140

	Thrifts & Mortgage Finance — 0.6%
88	Capitol Federal Financial, Inc.	1,013
192	People’s United Financial, Inc.	2,462

		3,475

	Total Financials	86,159

	Health Care — 10.1%
	Biotechnology — 0.9%
49	Alexion Pharmaceuticals, Inc. (a)	3,525
44	Vertex Pharmaceuticals, Inc. (a)	1,461

		4,986

	Health Care Equipment & Supplies — 1.4%
35	Becton, Dickinson & Co.	2,623
58	Sirona Dental Systems, Inc. (a)	2,541
86	Thoratec Corp. (a)	2,876

		8,040

	Health Care Providers & Services — 5.1%
92	AmerisourceBergen Corp.	3,418
207	Brookdale Senior Living, Inc. (a)	3,600
34	Cigna Corp.	1,407
156	Coventry Health Care, Inc. (a)	4,733
57	HCA Holdings, Inc. (a)	1,260
90	Humana, Inc.	7,855
270	Lincare Holdings, Inc.	6,939

		29,212

	Life Sciences Tools & Services — 1.1%
94	Agilent Technologies, Inc. (a)	3,294
118	Bruker Corp. (a)	1,467
37	Illumina, Inc. (a)	1,133

		5,894

	Pharmaceuticals — 1.6%
31	Perrigo Co.	3,017

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
134	Valeant Pharmaceuticals International, Inc., (Canada) (a) (c)	6,233

		9,250

	Total Health Care	57,382

	Industrials — 14.9%
	Aerospace & Defense — 1.5%
36	Alliant Techsystems, Inc.	2,029
8	Goodrich Corp.	977
24	L-3 Communications Holdings, Inc.	1,620
40	TransDigm Group, Inc. (a)	3,866

		8,492

	Building Products — 0.8%
72	Armstrong World Industries, Inc. (a)	3,172
94	Fortune Brands Home & Security, Inc. (a)	1,596

		4,768

	Commercial Services & Supplies — 1.6%
207	Republic Services, Inc.	5,698
44	Stericycle, Inc. (a)	3,417

		9,115

	Electrical Equipment — 2.6%
71	AMETEK, Inc.	2,989
104	Cooper Industries plc	5,610
57	Regal-Beloit Corp.	2,895
36	Roper Industries, Inc.	3,165

		14,659

	Industrial Conglomerates — 1.2%
153	Carlisle Cos., Inc.	6,768

	Machinery — 3.6%
49	AGCO Corp. (a)	2,110
31	Cummins, Inc.	2,730
104	Pall Corp.	5,955
32	Parker Hannifin Corp.	2,417
57	Snap-on, Inc.	2,865
64	Wabtec Corp.	4,447

		20,524

	Professional Services — 0.6%
41	IHS, Inc., Class A (a)	3,490

	Road & Rail — 0.9%
150	Avis Budget Group, Inc. (a)	1,611
74	J.B. Hunt Transport Services, Inc.	3,335

		4,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.1%
133	Air Lease Corp. (a)	3,146
33	MSC Industrial Direct Co., Inc., Class A	2,333
35	W.W. Grainger, Inc.	6,626

		12,105

	Total Industrials	84,867

	Information Technology — 15.7%
	Communications Equipment — 1.5%
96	Aruba Networks, Inc. (a)	1,783
38	F5 Networks, Inc. (a)	4,011
169	Polycom, Inc. (a)	2,747

		8,541

	Computers & Peripherals — 0.4%
65	NetApp, Inc. (a)	2,339

	Electronic Equipment, Instruments & Components — 2.2%
76	Amphenol Corp., Class A	3,445
78	Arrow Electronics, Inc. (a)	2,911
197	TE Connectivity Ltd., (Switzerland)	6,054

		12,410

	Internet Software & Services — 0.7%
36	OpenTable, Inc. (a)	1,393
55	Rackspace Hosting, Inc. (a)	2,383

		3,776

	IT Services — 2.6%
52	Alliance Data Systems Corp. (a)	5,431
88	CGI Group, Inc., (Canada), Class A (a)	1,659
75	FleetCor Technologies, Inc. (a)	2,252
103	Jack Henry & Associates, Inc.	3,448
64	VeriFone Systems, Inc. (a)	2,277

		15,067

	Office Electronics — 0.3%
50	Zebra Technologies Corp., Class A (a)	1,789

	Semiconductors & Semiconductor Equipment — 3.2%
83	Analog Devices, Inc.	2,963
105	Avago Technologies Ltd., (Singapore)	3,039
159	Freescale Semiconductor Holdings I Ltd. (a)	2,009
68	KLA-Tencor Corp.	3,276
94	Microchip Technology, Inc. (c)	3,440
116	Xilinx, Inc.	3,725

		18,452

	Software — 4.8%
55	Citrix Systems, Inc. (a)	3,309
41	Concur Technologies, Inc. (a)	2,083

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
25	FactSet Research Systems, Inc.	2,173
106	Fortinet, Inc. (a)	2,303
61	MICROS Systems, Inc. (a)	2,846
145	Nuance Communications, Inc. (a)	3,651
81	Red Hat, Inc. (a)	3,353
17	Salesforce.com, Inc. (a)	1,755
111	Synopsys, Inc. (a)	3,008
56	TIBCO Software, Inc. (a)	1,332
151	Zynga, Inc., Class A (a)	1,423

		27,236

	Total Information Technology	89,610

	Materials — 5.5%
	Chemicals — 3.5%
32	Airgas, Inc.	2,460
56	Albemarle Corp.	2,891
57	FMC Corp.	4,904
76	Sherwin-Williams Co. (The)	6,794
47	Sigma-Aldrich Corp.	2,954

		20,003

	Containers & Packaging — 2.0%
120	Ball Corp.	4,271
39	Greif, Inc., Class A	1,790
42	Rock-Tenn Co., Class A	2,441
77	Silgan Holdings, Inc.	2,966

		11,468

	Total Materials	31,471

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
54	CenturyLink, Inc.	2,024

	Wireless Telecommunication Services — 0.3%
71	Telephone & Data Systems, Inc.	1,700

	Total Telecommunication Services	3,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.0%
	Electric Utilities — 1.5%
44	Northeast Utilities	1,594
175	NV Energy, Inc.	2,853
133	Westar Energy, Inc.	3,839

		8,286

	Gas Utilities — 0.7%
47	ONEOK, Inc.	4,066

	Multi-Utilities — 3.8%
87	CenterPoint Energy, Inc.	1,750
224	CMS Energy Corp.	4,948
68	NSTAR	3,198
64	Sempra Energy	3,515
107	Wisconsin Energy Corp.	3,737
163	Xcel Energy, Inc.	4,516

		21,664

	Total Utilities	34,016

	Total Common Stocks (Cost $478,062)	557,745

Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,685	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $10,685)	10,685

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
5,493	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $5,493)	5,493

	Total Investments — 100.9% (Cost $494,240)	573,923
	Liabilities in Excess of Other Assets — (0.9)%	(4,959)

	NET ASSETS — 100.0%	$568,964

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 18.7%
	Auto Components — 1.5%
317	BorgWarner, Inc. (a)	20,199

	Automobiles — 2.1%
576	Harley-Davidson, Inc.	22,374
257	Tesla Motors, Inc. (a)	7,328

		29,702

	Diversified Consumer Services — 0.5%
239	Sotheby’s	6,805

	Hotels, Restaurants & Leisure — 4.5%
1,055	International Game Technology	18,145
679	Marriott International, Inc., Class A	19,812
497	Royal Caribbean Cruises Ltd.	12,313
106	Wynn Resorts Ltd.	11,701

		61,971

	Household Durables — 1.9%
178	Tempur-Pedic International, Inc. (a)	9,329
797	Toll Brothers, Inc. (a)	16,281

		25,610

	Internet & Catalog Retail — 0.4%
77	NetFlix, Inc. (a)	5,349

	Media — 1.4%
10,666	Sirius XM Radio, Inc. (a)	19,411

	Specialty Retail — 2.3%
124	Abercrombie & Fitch Co., Class A	6,042
239	Dick’s Sporting Goods, Inc.	8,822
792	Sally Beauty Holdings, Inc. (a)	16,724

		31,588

	Textiles, Apparel & Luxury Goods — 4.1%
236	Coach, Inc.	14,430
142	Deckers Outdoor Corp. (a)	10,746
122	Fossil, Inc. (a)	9,706
235	Lululemon Athletica, Inc., (Canada) (a)	10,974
408	Michael Kors Holdings Ltd., (Hong Kong) (a)	11,107

		56,963

	Total Consumer Discretionary	257,598

	Consumer Staples — 0.9%
	Food Products — 0.9%
184	Diamond Foods, Inc.	5,934
141	Green Mountain Coffee Roasters, Inc. (a)	6,315

	Total Consumer Staples	12,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 8.6%
	Energy Equipment & Services — 4.0%
580	Cameron International Corp. (a)	28,509
71	CARBO Ceramics, Inc.	8,732
156	Core Laboratories N.V., (Netherlands)	17,719

		54,960

	Oil, Gas & Consumable Fuels — 4.6%
329	Concho Resources, Inc. (a)	30,806
231	Laredo Petroleum Holdings, Inc. (a)	5,140
303	Newfield Exploration Co. (a)	11,436
258	Range Resources Corp.	15,950

		63,332

	Total Energy	118,292

	Financials — 6.7%
	Capital Markets — 3.6%
863	Blackstone Group LP (The)	12,096
464	Lazard Ltd., (Bermuda), Class A	12,112
743	Och-Ziff Capital Management Group LLC, Class A	6,253
349	T. Rowe Price Group, Inc.	19,895

		50,356

	Commercial Banks — 1.1%
271	BOK Financial Corp.	14,875

	Diversified Financial Services — 1.1%
443	Moody’s Corp.	14,927

	Real Estate Investment Trusts (REITs) — 0.9%
419	ProLogis, Inc.	11,991

	Total Financials	92,149

	Health Care — 14.2%
	Biotechnology — 1.8%
244	Alexion Pharmaceuticals, Inc. (a)	17,439
222	Vertex Pharmaceuticals, Inc. (a)	7,359

		24,798

	Health Care Equipment & Supplies — 2.0%
285	Sirona Dental Systems, Inc. (a)	12,552
423	Thoratec Corp. (a)	14,209

		26,761

	Health Care Providers & Services — 5.0%
1,024	Brookdale Senior Living, Inc. (a)	17,798
435	Coventry Health Care, Inc. (a)	13,202
268	Humana, Inc.	23,446
583	Lincare Holdings, Inc.	14,984

		69,430

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.1%
466	Agilent Technologies, Inc. (a)	16,293
582	Bruker Corp. (a)	7,232
183	Illumina, Inc. (a)	5,581

		29,106

	Pharmaceuticals — 3.3%
154	Perrigo Co.	14,936
661	Valeant Pharmaceuticals International, Inc., (Canada) (a)	30,848

		45,784

	Total Health Care	195,879

	Industrials — 21.2%
	Aerospace & Defense — 1.7%
39	Goodrich Corp.	4,824
200	TransDigm Group, Inc. (a)	19,127

		23,951

	Building Products — 1.1%
357	Armstrong World Industries, Inc. (a)	15,679

	Commercial Services & Supplies — 1.2%
217	Stericycle, Inc. (a)	16,898

	Electrical Equipment — 2.1%
236	Cooper Industries plc	12,796
180	Roper Industries, Inc.	15,640

		28,436

	Industrial Conglomerates — 1.3%
423	Carlisle Cos., Inc.	18,726

	Machinery — 6.4%
243	AGCO Corp. (a)	10,429
153	Cummins, Inc.	13,498
522	Pall Corp.	29,832
157	Parker Hannifin Corp.	11,964
315	Wabtec Corp.	22,000

		87,723

	Professional Services — 1.3%
203	IHS, Inc., Class A (a)	17,473

	Road & Rail — 1.8%
742	Avis Budget Group, Inc. (a)	7,955
366	J.B. Hunt Transport Services, Inc.	16,496

		24,451

	Trading Companies & Distributors — 4.3%
656	Air Lease Corp. (a) (c)	15,561
162	MSC Industrial Direct Co., Inc., Class A	11,555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
176	W.W. Grainger, Inc.	32,852

		59,968

	Total Industrials	293,305

	Information Technology — 25.3%
	Communications Equipment — 3.1%
482	Aruba Networks, Inc. (a)	8,919
187	F5 Networks, Inc. (a)	19,866
833	Polycom, Inc. (a)	13,576

		42,361

	Computers & Peripherals — 0.8%
319	NetApp, Inc. (a)	11,563

	Electronic Equipment, Instruments & Components — 1.1%
474	TE Connectivity Ltd., (Switzerland)	14,592

	Internet Software & Services — 1.3%
176	OpenTable, Inc. (a)	6,871
274	Rackspace Hosting, Inc. (a)	11,768

		18,639

	IT Services — 4.2%
259	Alliance Data Systems Corp. (a) (c)	26,884
434	CGI Group, Inc., (Canada), Class A (a)	8,181
372	FleetCor Technologies, Inc. (a)	11,121
317	VeriFone Systems, Inc. (a)	11,249

		57,435

	Office Electronics — 0.6%
247	Zebra Technologies Corp., Class A (a)	8,834

	Semiconductors & Semiconductor Equipment — 5.5%
521	Avago Technologies Ltd., (Singapore)	15,033
784	Freescale Semiconductor Holdings I Ltd. (a)	9,923
336	KLA-Tencor Corp.	16,202
464	Microchip Technology, Inc. (c)	17,007
575	Xilinx, Inc.	18,425

		76,590

	Software — 8.7%
270	Citrix Systems, Inc. (a)	16,364
203	Concur Technologies, Inc. (a)	10,290
123	FactSet Research Systems, Inc.	10,744
522	Fortinet, Inc. (a)	11,385
302	MICROS Systems, Inc. (a)	14,072
718	Nuance Communications, Inc. (a)	18,052
402	Red Hat, Inc. (a)	16,595
85	Salesforce.com, Inc. (a)	8,644

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
277	TIBCO Software, Inc. (a)	6,628
751	Zynga, Inc., Class A (a)	7,064

		119,838

	Total Information Technology	349,852

	Materials — 3.7%
	Chemicals — 3.1%
282	FMC Corp.	24,272
206	Sherwin-Williams Co. (The)	18,416

		42,688

	Containers & Packaging — 0.6%
194	Greif, Inc., Class A	8,832

	Total Materials	51,520

	Total Common Stocks (Cost $1,195,950)	1,370,844

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,528	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $13,528)	13,528

Investment of Cash Collateral for Securities on Loan — 1.0%
	Investment Company — 1.0%
13,316	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $13,316)	13,316

	Total Investments — 101.3% (Cost $1,222,794)	1,397,688
	Liabilities in Excess of Other Assets — (1.3)%	(17,837)

	NET ASSETS — 100.0%	$1,379,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 18.8%
	Distributors — 1.0%
1,044	Genuine Parts Co.	63,918

	Hotels, Restaurants & Leisure — 3.6%
1,518	Darden Restaurants, Inc.	69,169
2,736	Marriott International, Inc., Class A	79,802
853	Royal Caribbean Cruises Ltd.	21,123
1,066	Yum! Brands, Inc.	62,929

		233,023

	Household Durables — 1.3%
1,186	Jarden Corp.	35,451
800	Mohawk Industries, Inc. (a)	47,863

		83,314

	Internet & Catalog Retail — 0.8%
933	Expedia, Inc.	27,064
933	TripAdvisor, Inc. (a)	23,510

		50,574

	Media — 3.6%
457	AMC Networks, Inc., Class A (a)	17,164
1,258	Cablevision Systems Corp., Class A	17,889
2,459	CBS Corp. (Non-Voting), Class B	66,726
2,286	Clear Channel Outdoor Holdings, Inc., Class A (a)	28,695
1,912	DISH Network Corp., Class A	54,461
2,850	Gannett Co., Inc.	38,106
39	Washington Post Co. (The), Class B (c)	14,854

		237,895

	Multiline Retail — 1.8%
886	Family Dollar Stores, Inc.	51,088
1,383	Kohl’s Corp.	68,263

		119,351

	Specialty Retail — 5.8%
214	AutoZone, Inc. (a)	69,413
1,033	Bed Bath & Beyond, Inc. (a)	59,903
2,861	Gap, Inc. (The)	53,067
805	PetSmart, Inc.	41,268
689	Tiffany & Co.	45,630
1,370	TJX Cos., Inc.	88,404
585	Williams-Sonoma, Inc.	22,541

		380,226

	Textiles, Apparel & Luxury Goods — 0.9%
836	PVH Corp.	58,908

	Total Consumer Discretionary	1,227,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.3%
	Beverages — 2.4%
1,754	Beam, Inc.	89,871
378	Brown-Forman Corp., Class B	30,465
953	Dr. Pepper Snapple Group, Inc.	37,634

		157,970

	Food Products — 3.0%
737	Hershey Co. (The)	45,534
888	JM Smucker Co. (The)	69,399
945	Ralcorp Holdings, Inc. (a)	80,788

		195,721

	Household Products — 0.9%
738	Energizer Holdings, Inc. (a)	57,193

	Total Consumer Staples	410,884

	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
915	CVR Energy, Inc. (a)	17,132
1,305	Devon Energy Corp.	80,937
2,365	Energen Corp.	118,270
873	EQT Corp.	47,857
1,044	Newfield Exploration Co. (a)	39,409
935	Teekay Corp., (Canada)	24,991
3,157	Williams Cos., Inc. (The)	104,247

	Total Energy	432,843

	Financials — 23.4%
	Capital Markets — 4.1%
2,063	Ameriprise Financial, Inc.	102,402
3,129	Invesco Ltd.	62,852
829	Northern Trust Corp.	32,886
1,212	T. Rowe Price Group, Inc.	69,045

		267,185

	Commercial Banks — 5.6%
1,277	BancorpSouth, Inc. (c)	14,068
1,235	City National Corp.	54,571
1,000	Cullen/Frost Bankers, Inc.	52,910
5,276	Fifth Third Bancorp	67,116
3,929	Huntington Bancshares, Inc.	21,569
1,022	M&T Bank Corp.	78,053
2,859	SunTrust Banks, Inc.	50,600
1,790	Zions Bancorp	29,143

		368,030

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 9.4%
513	Arch Capital Group Ltd., (Bermuda) (a)	19,085
865	Chubb Corp. (The)	59,845
3,030	Loews Corp.	114,087
2,462	Marsh & McLennan Cos., Inc.	77,862
4,884	Old Republic International Corp.	45,279
2,173	OneBeacon Insurance Group Ltd., Class A	33,447
707	Torchmark Corp.	30,696
1,381	Transatlantic Holdings, Inc.	75,584
2,700	W.R. Berkley Corp.	92,863
3,399	XL Group plc, (Ireland)	67,207

		615,955

	Real Estate Investment Trusts (REITs) — 2.4%
1,236	HCP, Inc.	51,208
1,350	Regency Centers Corp.	50,768
664	Vornado Realty Trust	51,023

		152,999

	Real Estate Management & Development — 0.7%
3,056	Brookfield Office Properties, Inc.	47,789

	Thrifts & Mortgage Finance — 1.2%
1,983	Capitol Federal Financial, Inc.	22,880
4,294	People’s United Financial, Inc.	55,177

		78,057

	Total Financials	1,530,015

	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.9%
787	Becton, Dickinson & Co.	58,782

	Health Care Providers & Services — 5.3%
2,099	AmerisourceBergen Corp.	78,046
748	Cigna Corp.	31,427
1,523	Coventry Health Care, Inc. (a)	46,241
1,279	HCA Holdings, Inc. (a)	28,168
814	Humana, Inc.	71,327
3,410	Lincare Holdings, Inc.	87,680

		342,889

	Total Health Care	401,671

	Industrials — 8.8%
	Aerospace & Defense — 1.2%
795	Alliant Techsystems, Inc.	45,422
544	L-3 Communications Holdings, Inc.	36,268

		81,690

	Building Products — 0.6%
2,141	Fortune Brands Home & Security, Inc. (a)	36,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 2.0%
4,658	Republic Services, Inc.	128,316

	Electrical Equipment — 3.0%
1,584	AMETEK, Inc.	66,701
1,252	Cooper Industries plc	67,811
1,268	Regal-Beloit Corp.	64,639

		199,151

	Industrial Conglomerates — 1.0%
1,515	Carlisle Cos., Inc.	67,113

	Machinery — 1.0%
1,270	Snap-on, Inc.	64,303

	Total Industrials	577,032

	Information Technology — 6.5%
	Electronic Equipment, Instruments & Components — 3.3%
1,695	Amphenol Corp., Class A	76,940
1,745	Arrow Electronics, Inc. (a)	65,279
2,247	TE Connectivity Ltd., (Switzerland)	69,241

		211,460

	IT Services — 1.2%
2,301	Jack Henry & Associates, Inc.	77,333

	Semiconductors & Semiconductor Equipment — 1.0%
1,851	Analog Devices, Inc.	66,213

	Software — 1.0%
2,481	Synopsys, Inc. (a)	67,481

	Total Information Technology	422,487

	Materials — 7.3%
	Chemicals — 4.0%
711	Airgas, Inc.	55,498
1,269	Albemarle Corp.	65,387
787	Sherwin-Williams Co. (The)	70,263
1,062	Sigma-Aldrich Corp.	66,332

		257,480

	Containers & Packaging — 3.3%
2,702	Ball Corp.	96,479
948	Rock-Tenn Co., Class A	54,717
1,721	Silgan Holdings, Inc.	66,509

		217,705

	Total Materials	475,185

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.7%
1,242	CenturyLink, Inc.	46,184

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.7%
1,967	Telephone & Data Systems, Inc.	46,826

	Total Telecommunication Services	93,010

	Utilities — 11.7%
	Electric Utilities — 2.9%
989	Northeast Utilities	35,669
3,938	NV Energy, Inc.	64,380
2,994	Westar Energy, Inc.	86,176

		186,225

	Gas Utilities — 1.4%
1,059	ONEOK, Inc.	91,839

	Multi-Utilities — 7.4%
1,944	CenterPoint Energy, Inc.	39,053
5,032	CMS Energy Corp.	111,112
1,527	NSTAR	71,722
1,444	Sempra Energy	79,419
2,399	Wisconsin Energy Corp.	83,866
3,668	Xcel Energy, Inc.	101,373

		486,545

	Total Utilities	764,609

	Total Common Stocks (Cost $5,160,356)	6,334,945

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
184,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $184,921)	184,921

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
4,075	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $4,075)	4,075

	Total Investments — 99.9% (Cost $5,349,352)	6,523,941
	Other Assets in Excess of Liabilities — 0.1%	5,894

	NET ASSETS — 100.0%	$6,529,835

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.7% (j)
		Common Stocks — 92.2%
		Consumer Discretionary — 16.8%
		Auto Components — 1.7%
25		Autoliv, Inc., (Sweden)	1,358
16		BorgWarner, Inc. (a)	1,043
78		Dana Holding Corp. (a)	947
83		Goodyear Tire & Rubber Co. (The) (a)	1,177
35		Lear Corp.	1,385
32		Tenneco, Inc. (a)	964
43		TRW Automotive Holdings Corp. (a)	1,395

			8,269

		Automobiles — 0.8%
136		Ford Motor Co. (a)	1,468
45		General Motors Co. (a)	914
41		Harley-Davidson, Inc.	1,582

			3,964

		Diversified Consumer Services — 2.1%
42		Apollo Group, Inc., Class A (a)	2,254
54		Bridgepoint Education, Inc. (a)	1,252
23		Career Education Corp. (a)	180
41		Coinstar, Inc. (a)	1,872
29		ITT Educational Services, Inc. (a)	1,659
17		Strayer Education, Inc.	1,682
25		Weight Watchers International, Inc.	1,397

			10,296

		Hotels, Restaurants & Leisure — 2.4%
39		Bally Technologies, Inc. (a)	1,545
82		Brinker International, Inc.	2,199
21		Cracker Barrel Old Country Store, Inc.	1,067
—	(h)	Marriott International, Inc., Class A	12
41		Penn National Gaming, Inc. (a)	1,561
306		Wendy’s Co. (The)	1,642
53		Wyndham Worldwide Corp.	1,993
13		Wynn Resorts Ltd.	1,458

			11,477

		Household Durables — 0.5%
13		Harman International Industries, Inc.	487
22		Tempur-Pedic International, Inc. (a)	1,158
18		Tupperware Brands Corp.	998

			2,643

		Internet & Catalog Retail — 0.9%
5		Amazon.com, Inc. (a)	869
36		Expedia, Inc.	1,036
7		NetFlix, Inc. (a)	477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
2	priceline.com, Inc. (a)	986
36	TripAdvisor, Inc. (a)	900

		4,268

	Leisure Equipment & Products — 0.3%
26	Polaris Industries, Inc.	1,454

	Media — 2.1%
75	Cablevision Systems Corp., Class A	1,060
23	CBS Corp. (Non-Voting), Class B	611
11	Comcast Corp., Class A	262
71	DISH Network Corp., Class A	2,033
56	Gannett Co., Inc.	744
1	Interpublic Group of Cos., Inc. (The)	13
28	McGraw-Hill Cos., Inc. (The)	1,263
31	Omnicom Group, Inc.	1,372
28	Time Warner Cable, Inc.	1,792
28	Viacom, Inc., Class B	1,287

		10,437

	Multiline Retail — 0.9%
13	Dollar Tree, Inc. (a)	1,119
44	Macy’s, Inc.	1,423
32	Nordstrom, Inc.	1,599

		4,141

	Specialty Retail — 4.2%
20	Advance Auto Parts, Inc.	1,403
58	ANN, Inc. (a)	1,437
3	AutoZone, Inc. (a)	1,131
17	Bed Bath & Beyond, Inc. (a)	973
56	Best Buy Co., Inc.	1,298
38	Buckle, Inc. (The)	1,553
62	Finish Line, Inc. (The), Class A	1,187
72	Foot Locker, Inc.	1,721
55	GameStop Corp., Class A (a)	1,337
32	Gap, Inc. (The)	598
22	Genesco, Inc. (a)	1,363
13	Jos. A. Bank Clothiers, Inc. (a)	654
35	Limited Brands, Inc.	1,427
20	O’Reilly Automotive, Inc. (a)	1,601
66	Penske Automotive Group, Inc.	1,266
135	RadioShack Corp.	1,312
2	Ulta Salon Cosmetics & Fragrance, Inc. (a)	125

		20,386

	Textiles, Apparel & Luxury Goods — 0.9%
24	Coach, Inc.	1,435
92	Crocs, Inc. (a)	1,353

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
1	Fossil, Inc. (a)	113
4	PVH Corp.	289
8	Ralph Lauren Corp.	1,159

		4,349

	Total Consumer Discretionary	81,684

	Consumer Staples — 6.1%
	Beverages — 1.3%
61	Coca-Cola Enterprises, Inc.	1,579
70	Constellation Brands, Inc., Class A (a)	1,448
48	Dr. Pepper Snapple Group, Inc.	1,878
26	Molson Coors Brewing Co., Class B	1,148

		6,053

	Food & Staples Retailing — 1.0%
16	Casey’s General Stores, Inc.	834
37	CVS Caremark Corp.	1,495
69	Kroger Co. (The)	1,670
818	Rite Aid Corp. (a)	1,031

		5,030

	Food Products — 2.4%
12	Archer-Daniels-Midland Co.	334
29	ConAgra Foods, Inc.	769
118	Darling International, Inc. (a)	1,567
136	Dean Foods Co. (a)	1,521
30	Diamond Foods, Inc.	954
46	Fresh Del Monte Produce, Inc.	1,151
63	Sara Lee Corp.	1,197
86	Smithfield Foods, Inc. (a)	2,090
93	Tyson Foods, Inc., Class A	1,920

		11,503

	Household Products — 0.1%
10	Clorox Co. (The)	658

	Personal Products — 0.3%
28	Herbalife Ltd., (Cayman Islands)	1,449
3	Nu Skin Enterprises, Inc., Class A	134

		1,583

	Tobacco — 1.0%
18	Lorillard, Inc.	2,008
18	Philip Morris International, Inc.	1,415
35	Universal Corp.	1,612

		5,035

	Total Consumer Staples	29,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.2%
	Energy Equipment & Services — 2.5%
28	Diamond Offshore Drilling, Inc.	1,522
34	Halliburton Co.	1,158
125	Helix Energy Solutions Group, Inc. (a)	1,974
19	Helmerich & Payne, Inc.	1,114
81	Nabors Industries Ltd., (Bermuda) (a)	1,409
9	National Oilwell Varco, Inc.	603
51	Patterson-UTI Energy, Inc.	1,025
88	RPC, Inc.	1,612
21	Superior Energy Services, Inc. (a)	586
27	Unit Corp. (a)	1,244

		12,247

	Oil, Gas & Consumable Fuels — 4.7%
19	Chevron Corp.	2,065
57	Cloud Peak Energy, Inc. (a)	1,102
24	ConocoPhillips	1,723
11	Continental Resources, Inc. (a)	718
77	CVR Energy, Inc. (a)	1,438
44	Denbury Resources, Inc. (a)	670
26	Devon Energy Corp.	1,603
24	Energen Corp.	1,223
11	Energy XXI Bermuda Ltd., (Bermuda) (a)	355
4	EOG Resources, Inc.	403
18	EQT Corp.	1,010
21	Gulfport Energy Corp. (a)	631
17	HollyFrontier Corp.	398
56	Marathon Oil Corp.	1,629
6	Northern Oil & Gas, Inc. (a)	142
2	Occidental Petroleum Corp.	204
29	Peabody Energy Corp.	951
14	Range Resources Corp.	897
80	Stone Energy Corp. (a)	2,117
41	Tesoro Corp. (a)	960
22	Valero Energy Corp.	464
83	W&T Offshore, Inc.	1,751
29	Western Refining, Inc. (a)	383

		22,837

	Total Energy	35,084

	Financials — 12.3%
	Capital Markets — 2.3%
34	Ameriprise Financial, Inc.	1,712
40	Apollo Investment Corp.	259
108	Ares Capital Corp.	1,672
57	Bank of New York Mellon Corp. (The)	1,139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Capital Markets — Continued
67	Eaton Vance Corp.	1,584
29	Federated Investors, Inc., Class B	432
8	Franklin Resources, Inc.	761
122	Knight Capital Group, Inc., Class A (a)	1,438
91	Prospect Capital Corp.	843
34	State Street Corp.	1,350

		11,190

	Commercial Banks — 2.1%
11	Bank of Hawaii Corp.	506
4	Commerce Bancshares, Inc.	134
90	East West Bancorp, Inc.	1,779
31	Fifth Third Bancorp	392
112	Fulton Financial Corp.	1,094
287	Huntington Bancshares, Inc.	1,578
24	PNC Financial Services Group, Inc.	1,388
59	U.S. Bancorp	1,586
70	Wells Fargo & Co.	1,935

		10,392

	Consumer Finance — 1.2%
32	Capital One Financial Corp.	1,356
6	Cash America International, Inc.	263
65	Discover Financial Services	1,551
33	Ezcorp, Inc., Class A (a)	882
13	First Cash Financial Services, Inc. (a)	458
92	SLM Corp.	1,232

		5,742

	Diversified Financial Services — 0.6%
48	Citigroup, Inc.	1,257
13	Moody’s Corp.	423
51	NASDAQ OMX Group, Inc. (The) (a)	1,246

		2,926

	Insurance — 5.5%
26	ACE Ltd., (Switzerland)	1,826
38	Aflac, Inc.	1,631
19	Allied World Assurance Co. Holdings AG, (Switzerland)	1,175
44	American Financial Group, Inc.	1,622
54	Assurant, Inc.	2,206
131	Assured Guaranty Ltd., (Bermuda)	1,718
283	CNO Financial Group, Inc. (a)	1,785
45	Delphi Financial Group, Inc., Class A	2,009
85	Hartford Financial Services Group, Inc.	1,387
92	Lincoln National Corp.	1,789
35	MetLife, Inc.	1,096

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
45	Principal Financial Group, Inc.	1,117
10	ProAssurance Corp.	777
67	Protective Life Corp.	1,515
24	Prudential Financial, Inc.	1,194
28	Reinsurance Group of America, Inc.	1,469
30	Torchmark Corp.	1,294
52	Unum Group	1,096

		26,706

	Real Estate Investment Trusts (REITs) — 0.4%
10	Mid-America Apartment Communities, Inc.	645
11	Post Properties, Inc.	497
4	Simon Property Group, Inc.	522

		1,664

	Thrifts & Mortgage Finance — 0.2%
73	Ocwen Financial Corp. (a)	1,052

	Total Financials	59,672

	Health Care — 9.2%
	Biotechnology — 1.2%
9	Amgen, Inc.	571
6	Biogen Idec, Inc. (a)	689
9	Celgene Corp. (a)	600
22	Gilead Sciences, Inc. (a)	883
99	Human Genome Sciences, Inc. (a)	732
19	Incyte Corp., Ltd. (a)	291
29	InterMune, Inc. (a)	362
36	United Therapeutics Corp. (a)	1,678

		5,806

	Health Care Equipment & Supplies — 1.0%
44	Alere, Inc. (a)	1,024
14	C.R. Bard, Inc.	1,227
15	Cooper Cos., Inc. (The)	1,025
14	Teleflex, Inc.	841
15	Zimmer Holdings, Inc. (a)	821

		4,938

	Health Care Providers & Services — 3.0%
30	Aetna, Inc.	1,252
5	AmerisourceBergen Corp.	181
37	Cigna Corp.	1,535
33	Community Health Systems, Inc. (a)	579
33	HCA Holdings, Inc. (a)	730
35	Health Net, Inc. (a)	1,063
21	Humana, Inc.	1,832
61	Omnicare, Inc.	2,084

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Providers & Services — Continued
28	UnitedHealth Group, Inc.	1,419
38	WellCare Health Plans, Inc. (a)	2,000
24	WellPoint, Inc.	1,600

		14,275

	Health Care Technology — 0.2%
18	SXC Health Solutions Corp. (a)	1,035

	Life Sciences Tools & Services — 0.1%
49	Bruker Corp. (a)	614

	Pharmaceuticals — 3.7%
24	Abbott Laboratories	1,374
56	Bristol-Myers Squibb Co.	1,971
53	Eli Lilly & Co.	2,219
11	Endo Pharmaceuticals Holdings, Inc. (a)	378
48	Forest Laboratories, Inc. (a)	1,468
33	Jazz Pharmaceuticals, Inc. (a)	1,262
27	Medicis Pharmaceutical Corp., Class A	897
39	Merck & Co., Inc.	1,464
59	Pfizer, Inc.	1,271
37	Salix Pharmaceuticals Ltd. (a)	1,764
67	ViroPharma, Inc. (a)	1,848
61	Warner Chilcott plc, (Ireland), Class A (a)	923
18	Watson Pharmaceuticals, Inc. (a)	1,084

		17,923

	Total Health Care	44,591

	Industrials — 12.1%
	Aerospace & Defense — 2.0%
21	Alliant Techsystems, Inc.	1,183
22	L-3 Communications Holdings, Inc.	1,482
23	Lockheed Martin Corp.	1,857
31	Northrop Grumman Corp.	1,807
28	Raytheon Co.	1,348
83	Textron, Inc.	1,537
6	TransDigm Group, Inc. (a)	610

		9,824

	Air Freight & Logistics — 0.3%
35	Atlas Air Worldwide Holdings, Inc. (a)	1,331
2	United Parcel Service, Inc., Class B	133

		1,464

	Airlines — 0.4%
7	Copa Holdings S.A., (Panama), Class A	420
301	U.S. Airways Group, Inc. (a)	1,526

		1,946

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.8%
1	Brink's Co. (The)	14
22	Copart, Inc. (a)	1,060
1	Corrections Corp. of America (a)	13
30	Covanta Holding Corp.	415
16	Deluxe Corp.	368
49	Herman Miller, Inc.	896
23	R.R. Donnelley & Sons Co.	333
21	United Stationers, Inc.	679

		3,778

	Construction & Engineering — 1.6%
45	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,701
57	EMCOR Group, Inc.	1,528
28	Fluor Corp.	1,403
78	Foster Wheeler AG, (Switzerland) (a)	1,491
45	URS Corp. (a)	1,589

		7,712

	Electrical Equipment — 1.1%
32	Belden, Inc.	1,069
53	EnerSys (a)	1,377
56	General Cable Corp. (a)	1,410
5	Rockwell Automation, Inc.	376
25	Thomas & Betts Corp. (a)	1,342

		5,574

	Industrial Conglomerates — 0.4%
112	General Electric Co.	2,005

	Machinery — 3.6%
40	AGCO Corp. (a)	1,718
19	Caterpillar, Inc.	1,698
42	CNH Global N.V., (Netherlands) (a)	1,520
16	Cummins, Inc.	1,447
13	Deere & Co.	983
12	Dover Corp.	709
15	Gardner Denver, Inc.	1,147
50	Ingersoll-Rand plc, (Ireland)	1,534
87	ITT Corp.	1,673
6	Kennametal, Inc.	218
36	Navistar International Corp. (a)	1,361
37	PACCAR, Inc.	1,391
14	Parker Hannifin Corp.	1,048
2	Valmont Industries, Inc.	149
25	WABCO Holdings, Inc. (a)	1,103

		17,699

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Marine — 0.3%
23	Kirby Corp. (a)	1,508

	Professional Services — 0.0% (g)
4	Corporate Executive Board Co. (The)	134

	Road & Rail — 1.3%
63	Avis Budget Group, Inc. (a)	674
53	CSX Corp.	1,119
25	J.B. Hunt Transport Services, Inc.	1,140
68	Knight Transportation, Inc.	1,071
23	Norfolk Southern Corp.	1,684
5	Union Pacific Corp.	546

		6,234

	Trading Companies & Distributors — 0.3%
43	TAL International Group, Inc.	1,246

	Total Industrials	59,124

	Information Technology — 16.4%
	Communications Equipment — 1.8%
23	Arris Group, Inc. (a)	247
88	Cisco Systems, Inc.	1,588
41	Harris Corp.	1,485
41	Motorola Solutions, Inc.	1,891
37	NETGEAR, Inc. (a)	1,247
51	Plantronics, Inc.	1,816
14	QUALCOMM, Inc.	739

		9,013

	Computers & Peripherals — 1.0%
4	Apple, Inc. (a)	1,639
108	Dell, Inc. (a)	1,581
31	Seagate Technology plc, (Ireland)	515
38	Western Digital Corp. (a)	1,190

		4,925

	Electronic Equipment, Instruments & Components — 2.4%
108	Corning, Inc.	1,405
10	FEI Co. (a)	417
242	Flextronics International Ltd., (Singapore) (a)	1,372
59	Ingram Micro, Inc., Class A (a)	1,068
34	IPG Photonics Corp. (a)	1,162
74	Jabil Circuit, Inc.	1,446
34	SYNNEX Corp. (a)	1,021
36	TE Connectivity Ltd., (Switzerland)	1,101
34	Tech Data Corp. (a)	1,691
104	TTM Technologies, Inc. (a)	1,141

		11,824

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 1.5%
71		Digital River, Inc. (a)	1,065
50		eBay, Inc. (a)	1,503
46		IAC/InterActiveCorp.	1,962
19		Sohu.com, Inc., (China) (a)	929
49		VeriSign, Inc.	1,760

			7,219

		IT Services — 2.6%
27		Accenture plc, (Ireland), Class A	1,434
20		Alliance Data Systems Corp. (a)	2,081
17		Broadridge Financial Solutions, Inc.	380
31		CACI International, Inc., Class A (a)	1,756
49		Fidelity National Information Services, Inc.	1,298
25		Gartner, Inc. (a)	854
9		International Business Machines Corp.	1,585
—	(h)	MasterCard, Inc., Class A	132
136		SAIC, Inc. (a)	1,670
79		Western Union Co. (The)	1,436

			12,626

		Semiconductors & Semiconductor Equipment — 3.7%
190		Advanced Micro Devices, Inc. (a)	1,027
242		Amkor Technology, Inc. (a)	1,055
134		Applied Materials, Inc.	1,440
210		GT Advanced Technologies, Inc. (a)	1,517
39		Intel Corp.	945
42		KLA-Tencor Corp.	2,031
250		LSI Corp. (a)	1,486
117		Marvell Technology Group Ltd., (Bermuda) (a)	1,623
45		Novellus Systems, Inc. (a)	1,839
108		NVIDIA Corp. (a)	1,496
176		PMC-Sierra, Inc. (a)	970
96		Teradyne, Inc. (a)	1,303
50		Veeco Instruments, Inc. (a)	1,046

			17,778

		Software — 3.4%
168		Activision Blizzard, Inc.	2,069
13		Adobe Systems, Inc. (a)	360
4		Ariba, Inc. (a)	119
46		BMC Software, Inc. (a)	1,500
83		CA, Inc.	1,686
186		Cadence Design Systems, Inc. (a)	1,939
45		Fair Isaac Corp.	1,600
80		Microsoft Corp.	2,067
48		Oracle Corp.	1,240
61		Quest Software, Inc. (a)	1,131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Software — Continued
100	Symantec Corp. (a)	1,562
151	TiVo, Inc. (a)	1,354
1	VMware, Inc., Class A (a)	112

		16,739

	Total Information Technology	80,124

	Materials — 6.1%
	Chemicals — 2.6%
6	Albemarle Corp.	333
25	Celanese Corp., Class A	1,092
12	CF Industries Holdings, Inc.	1,669
10	Cytec Industries, Inc.	452
75	Kronos Worldwide, Inc.	1,354
22	Monsanto Co.	1,562
29	Mosaic Co. (The)	1,467
5	NewMarket Corp.	925
48	OM Group, Inc. (a)	1,068
38	Rockwood Holdings, Inc. (a)	1,492
30	Westlake Chemical Corp.	1,199

		12,613

	Containers & Packaging — 0.6%
4	Ball Corp.	140
16	Crown Holdings, Inc. (a)	539
36	Owens-Illinois, Inc. (a)	692
89	Sealed Air Corp.	1,529

		2,900

	Metals & Mining — 2.2%
142	Alcoa, Inc.	1,228
25	Cliffs Natural Resources, Inc.	1,555
63	Coeur d’Alene Mines Corp. (a)	1,514
20	Compass Minerals International, Inc.	1,372
31	Freeport-McMoRan Copper & Gold, Inc.	1,131
44	Molycorp, Inc. (a)	1,064
6	Nucor Corp.	236
23	Schnitzer Steel Industries, Inc., Class A	968
124	Steel Dynamics, Inc.	1,628

		10,696

	Paper & Forest Products — 0.7%
24	Domtar Corp., (Canada)	1,898
53	International Paper Co.	1,566

		3,464

	Total Materials	29,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
28	Level 3 Communications, Inc. (a)	481
5	Verizon Communications, Inc.	198

		679

	Wireless Telecommunication Services — 0.5%
156	MetroPCS Communications, Inc. (a)	1,358
23	SBA Communications Corp., Class A (a)	979
27	Sprint Nextel Corp. (a)	64

		2,401

	Total Telecommunication Services	3,080

	Utilities — 5.4%
	Electric Utilities — 2.1%
49	American Electric Power Co., Inc.	2,036
43	Edison International	1,790
36	El Paso Electric Co.	1,247
25	Entergy Corp.	1,845
81	PNM Resources, Inc.	1,468
81	Portland General Electric Co.	2,042

		10,428

	Gas Utilities — 0.6%
11	Atmos Energy Corp.	362
9	New Jersey Resources Corp.	439
2	ONEOK, Inc.	137
51	Questar Corp.	1,007
41	UGI Corp.	1,216

		3,161

	Independent Power Producers & Energy Traders — 0.6%
126	AES Corp. (The) (a)	1,494
76	NRG Energy, Inc. (a)	1,379

		2,873

	Multi-Utilities — 2.0%
60	Ameren Corp.	1,989
101	CMS Energy Corp.	2,223
11	DTE Energy Co.	623
11	Integrys Energy Group, Inc.	604
41	PG&E Corp.	1,708
36	Public Service Enterprise Group, Inc.	1,198
22	Sempra Energy	1,217

		9,562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Water Utilities — 0.1%
8	American Water Works Co., Inc.	268

	Total Utilities	26,292

	Total Common Stocks (Cost $426,657)	449,186

	Short-Term Investment — 7.5%
	Investment Company — 7.5%
36,621	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $36,621)	36,621

	Total Investments — 99.7% (Cost $463,278)	485,807
	Other Assets in Excess of Liabilities — 0.3%	1,160

	NET ASSETS — 100.0%	$486,967

Short Positions — 92.9%
	Common Stocks — 92.9%
	Consumer Discretionary — 14.1%
	Auto Components — 0.4%
20	Gentex Corp.	581
52	Johnson Controls, Inc.	1,635

		2,216

	Distributors — 0.2%
30	Pool Corp.	895

	Diversified Consumer Services — 0.2%
10	DeVry, Inc.	371
17	Sotheby’s	487

		858

	Hotels, Restaurants & Leisure — 3.4%
34	BJ’s Restaurants, Inc. (a)	1,541
49	Carnival Corp.	1,586
5	Chipotle Mexican Grill, Inc. (a)	1,808
39	Gaylord Entertainment Co. (a)	930
28	Hyatt Hotels Corp., Class A (a)	1,062
31	Jack in the Box, Inc. (a)	651
39	Life Time Fitness, Inc. (a)	1,831
6	Panera Bread Co., Class A (a)	916
26	Royal Caribbean Cruises Ltd.	636
15	Six Flags Entertainment Corp.	627
37	Starbucks Corp.	1,706
22	Starwood Hotels & Resorts Worldwide, Inc.	1,045
19	Vail Resorts, Inc.	821
71	WMS Industries, Inc. (a)	1,451

		16,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.7%
85	MDC Holdings, Inc.	1,503
31	Mohawk Industries, Inc. (a)	1,864

		3,367

	Internet & Catalog Retail — 0.3%
63	Shutterfly, Inc. (a)	1,432

	Media — 2.5%
78	DreamWorks Animation SKG, Inc., Class A (a)	1,292
61	Lamar Advertising Co., Class A (a)	1,687
25	Liberty Media Corp. - Liberty Capital, Class A (a)	1,914
161	Live Nation Entertainment, Inc. (a)	1,335
6	Meredith Corp.	190
112	New York Times Co. (The), Class A (a)	865
3	Scripps Networks Interactive, Inc., Class A	136
52	Thomson Reuters Corp.	1,397
10	Valassis Communications, Inc. (a)	194
85	Virgin Media, Inc.	1,823
35	Walt Disney Co. (The)	1,300

		12,133

	Multiline Retail — 0.3%
50	J.C. Penney Co., Inc.	1,747

	Specialty Retail — 3.4%
17	Abercrombie & Fitch Co., Class A	816
17	Aeropostale, Inc. (a)	260
78	American Eagle Outfitters, Inc.	1,185
77	Cabela’s, Inc. (a)	1,946
72	CarMax, Inc. (a)	2,187
34	Children’s Place Retail Stores, Inc. (The) (a)	1,823
121	Collective Brands, Inc. (a)	1,740
30	DSW, Inc., Class A	1,344
18	Guess?, Inc.	539
33	Monro Muffler Brake, Inc.	1,294
23	Rent-A-Center, Inc.	842
9	Staples, Inc.	124
8	Tractor Supply Co.	558
66	Urban Outfitters, Inc. (a)	1,820

		16,478

	Textiles, Apparel & Luxury Goods — 2.7%
47	Carter’s, Inc. (a)	1,879
17	Deckers Outdoor Corp. (a)	1,261
71	Hanesbrands, Inc. (a)	1,542
74	Iconix Brand Group, Inc. (a)	1,204
95	Jones Group, Inc. (The)	998
12	NIKE, Inc., Class B	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
26	Under Armour, Inc., Class A (a)	1,893
12	V.F. Corp.	1,510
41	Wolverine World Wide, Inc.	1,463

		12,954

	Total Consumer Discretionary	68,691

	Consumer Staples — 5.3%
	Beverages — 0.5%
15	Brown-Forman Corp., Class B	1,236
9	Coca-Cola Co. (The)	650
8	PepsiCo, Inc.	553

		2,439

	Food & Staples Retailing — 0.8%
36	Ruddick Corp.	1,529
31	Sysco Corp.	917
38	United Natural Foods, Inc. (a)	1,519

		3,965

	Food Products — 3.7%
80	Flowers Foods, Inc.	1,509
41	General Mills, Inc.	1,661
29	Green Mountain Coffee Roasters, Inc. (a)	1,298
22	H.J. Heinz Co.	1,171
13	Hershey Co. (The)	798
17	JM Smucker Co. (The)	1,363
25	Kellogg Co.	1,281
52	Kraft Foods, Inc., Class A	1,951
36	McCormick & Co., Inc. (Non-Voting)	1,798
28	Mead Johnson Nutrition Co.	1,958
30	Sanderson Farms, Inc.	1,493
25	TreeHouse Foods, Inc. (a)	1,609

		17,890

	Personal Products — 0.3%
15	Estee Lauder Cos., Inc. (The), Class A	1,714

	Total Consumer Staples	26,008

	Energy — 7.7%
	Energy Equipment & Services — 2.5%
9	Atwood Oceanics, Inc. (a)	340
34	Cameron International Corp. (a)	1,663
27	Dril-Quip, Inc. (a)	1,795
30	FMC Technologies, Inc. (a)	1,548
129	ION Geophysical Corp. (a)	794
22	Lufkin Industries, Inc.	1,453
51	Noble Corp., (Switzerland) (a)	1,531
42	Rowan Cos., Inc. (a)	1,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
37	Tidewater, Inc.	1,820
14	Weatherford International Ltd., (Switzerland) (a)	211

		12,416

	Oil, Gas & Consumable Fuels — 5.2%
75	Alpha Natural Resources, Inc. (a)	1,537
43	Bill Barrett Corp. (a)	1,481
19	Cabot Oil & Gas Corp.	1,480
20	Cimarex Energy Co.	1,235
136	Cobalt International Energy, Inc. (a)	2,109
28	Comstock Resources, Inc. (a)	433
15	Forest Oil Corp. (a)	199
15	Hess Corp.	843
145	McMoRan Exploration Co. (a)	2,110
140	Patriot Coal Corp. (a)	1,182
5	Pioneer Natural Resources Co.	442
177	Quicksilver Resources, Inc. (a)	1,189
242	SandRidge Energy, Inc. (a)	1,973
46	Spectra Energy Corp.	1,401
39	Sunoco, Inc.	1,620
12	Targa Resources Corp.	480
56	Teekay Corp., (Canada)	1,484
35	Ultra Petroleum Corp. (a)	1,040
21	Whiting Petroleum Corp. (a)	965
49	World Fuel Services Corp.	2,055

		25,258

	Total Energy	37,674

	Financials — 13.1%
	Capital Markets — 2.0%
183	E*Trade Financial Corp. (a)	1,453
1	Goldman Sachs Group, Inc. (The)	123
45	Greenhill & Co., Inc.	1,625
45	Janus Capital Group, Inc.	281
67	Legg Mason, Inc.	1,615
68	SEI Investments Co.	1,181
58	Stifel Financial Corp. (a)	1,866
30	T. Rowe Price Group, Inc.	1,720

		9,864

	Commercial Banks — 4.3%
102	Associated Banc-Corp.	1,135
66	BancorpSouth, Inc.	724
304	CapitalSource, Inc.	2,040
51	CIT Group, Inc. (a)	1,779
223	First Horizon National Corp.	1,784
95	FirstMerit Corp.	1,434

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
29	Iberiabank Corp.	1,424
119	Regions Financial Corp.	511
19	Signature Bank (a)	1,124
96	SunTrust Banks, Inc.	1,691
162	Susquehanna Bancshares, Inc.	1,362
1,022	Synovus Financial Corp.	1,440
114	TCF Financial Corp.	1,172
136	Umpqua Holdings Corp.	1,690
16	Wintrust Financial Corp.	443
71	Zions Bancorp	1,157

		20,910

	Diversified Financial Services — 0.8%
257	Bank of America Corp.	1,430
3	CME Group, Inc.	800
50	MSCI, Inc., Class A (a)	1,660

		3,890

	Insurance — 4.0%
48	Allstate Corp. (The)	1,308
74	American International Group, Inc. (a)	1,710
13	Aspen Insurance Holdings Ltd., (Bermuda)	339
82	Brown & Brown, Inc.	1,855
67	Cincinnati Financial Corp.	2,055
33	First American Financial Corp.	423
74	Genworth Financial, Inc., Class A (a)	487
32	Hanover Insurance Group, Inc. (The)	1,131
4	Markel Corp. (a)	1,760
38	Mercury General Corp.	1,720
76	Montpelier Re Holdings Ltd., (Bermuda)	1,348
166	Old Republic International Corp.	1,538
8	PartnerRe Ltd., (Bermuda)	484
38	Platinum Underwriters Holdings Ltd., (Bermuda)	1,297
24	RenaissanceRe Holdings Ltd., (Bermuda)	1,808

		19,263

	Real Estate Investment Trusts (REITs) — 1.1%
28	Apartment Investment & Management Co., Class A	652
4	BRE Properties, Inc.	197
19	Colonial Properties Trust	393
32	Equity One, Inc.	548
4	Home Properties, Inc.	223
10	Kilroy Realty Corp.	384
4	Vornado Realty Trust	276

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
30	Weingarten Realty Investors	656
102	Weyerhaeuser Co.	1,898

		5,227

	Thrifts & Mortgage Finance — 0.9%
19	Astoria Financial Corp.	157
123	Capitol Federal Financial, Inc.	1,418
276	Hudson City Bancorp, Inc.	1,728
90	Northwest Bancshares, Inc.	1,115

		4,418

	Total Financials	63,572

	Health Care — 9.5%
	Biotechnology — 1.3%
15	Alexion Pharmaceuticals, Inc. (a)	1,049
142	Ariad Pharmaceuticals, Inc. (a)	1,740
23	BioMarin Pharmaceutical, Inc. (a)	791
23	Cepheid, Inc. (a)	800
40	Myriad Genetics, Inc. (a)	838
31	Theravance, Inc. (a)	680
18	Vertex Pharmaceuticals, Inc. (a)	582

		6,480

	Health Care Equipment & Supplies — 2.4%
48	DENTSPLY International, Inc.	1,662
8	Edwards Lifesciences Corp. (a)	546
23	Haemonetics Corp. (a)	1,388
20	HeartWare International, Inc. (a)	1,385
13	Integra LifeSciences Holdings Corp. (a)	415
1	Intuitive Surgical, Inc. (a)	422
51	Masimo Corp. (a)	948
4	Medtronic, Inc.	150
77	NxStage Medical, Inc. (a)	1,376
43	STERIS Corp.	1,283
9	Stryker Corp.	446
10	Thoratec Corp. (a)	324
56	Volcano Corp. (a)	1,322

		11,667

	Health Care Providers & Services — 2.5%
108	Brookdale Senior Living, Inc. (a)	1,871
8	Catalyst Health Solutions, Inc. (a)	414
13	Chemed Corp.	648
95	HealthSouth Corp. (a)	1,682
27	Henry Schein, Inc. (a)	1,722
20	HMS Holdings Corp. (a)	649
19	Mednax, Inc. (a)	1,362

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Providers & Services — Continued
53	Owens & Minor, Inc.	1,468
22	Quest Diagnostics, Inc.	1,287
50	VCA Antech, Inc. (a)	993

		12,096

	Health Care Technology — 0.5%
26	Cerner Corp. (a)	1,616
19	Quality Systems, Inc.	699

		2,315

	Life Sciences Tools & Services — 1.3%
40	Charles River Laboratories International, Inc. (a)	1,087
7	Mettler-Toledo International, Inc. (a)	1,032
71	Parexel International Corp. (a)	1,483
34	QIAGEN N.V., (Netherlands) (a)	472
14	Techne Corp.	975
36	Thermo Fisher Scientific, Inc. (a)	1,634

		6,683

	Pharmaceuticals — 1.5%
22	Allergan, Inc.	1,936
25	Hospira, Inc. (a)	755
69	Impax Laboratories, Inc. (a)	1,390
52	Par Pharmaceutical Cos., Inc. (a)	1,709
15	Perrigo Co.	1,448

		7,238

	Total Health Care	46,479

	Industrials — 15.6%
	Aerospace & Defense — 1.9%
25	Boeing Co. (The)	1,808
62	DigitalGlobe, Inc. (a)	1,062
27	Esterline Technologies Corp. (a)	1,531
73	Hexcel Corp. (a)	1,759
9	Precision Castparts Corp.	1,523
24	Rockwell Collins, Inc.	1,345
7	Triumph Group, Inc.	400

		9,428

	Air Freight & Logistics — 1.0%
18	C.H. Robinson Worldwide, Inc.	1,279
27	Expeditors International of Washington, Inc.	1,116
41	Hub Group, Inc., Class A (a)	1,324
83	UTi Worldwide, Inc., (United Kingdom)	1,101

		4,820

	Airlines — 0.2%
18	Allegiant Travel Co. (a)	952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
44	A.O. Smith Corp.	1,754
13	Armstrong World Industries, Inc. (a)	549
112	Masco Corp.	1,178
40	Simpson Manufacturing Co., Inc.	1,342

		4,823

	Commercial Services & Supplies — 2.2%
50	Avery Dennison Corp.	1,427
49	Cintas Corp.	1,718
31	Clean Harbors, Inc. (a)	1,966
62	GEO Group, Inc. (The) (a)	1,046
5	Republic Services, Inc.	137
21	Stericycle, Inc. (a)	1,625
51	Waste Connections, Inc.	1,674
31	Waste Management, Inc.	1,029

		10,622

	Construction & Engineering — 1.3%
49	Jacobs Engineering Group, Inc. (a)	1,974
18	MasTec, Inc. (a)	309
105	Quanta Services, Inc. (a)	2,255
75	Shaw Group, Inc. (The) (a)	2,029

		6,567

	Electrical Equipment — 1.3%
15	Acuity Brands, Inc.	777
31	Cooper Industries plc	1,698
119	GrafTech International Ltd. (a)	1,627
7	Polypore International, Inc. (a)	320
33	Regal-Beloit Corp.	1,707

		6,129

	Industrial Conglomerates — 0.4%
2	3M Co.	138
37	Danaher Corp.	1,722

		1,860

	Machinery — 2.5%
33	CLARCOR, Inc.	1,664
19	Flowserve Corp.	1,936
41	Kaydon Corp.	1,248
22	Manitowoc Co., Inc. (The)	202
45	Pentair, Inc.	1,497
25	Robbins & Myers, Inc.	1,194
14	SPX Corp.	826
63	Trinity Industries, Inc.	1,894
47	Woodward, Inc.	1,917

		12,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Marine — 0.3%
32	Alexander & Baldwin, Inc.	1,293

	Professional Services — 1.5%
21	Acacia Research - Acacia Technologies (a)	757
21	CoStar Group, Inc. (a)	1,380
48	Equifax, Inc.	1,870
21	IHS, Inc., Class A (a)	1,813
4	Manpower, Inc.	128
49	Robert Half International, Inc.	1,381

		7,329

	Road & Rail — 0.8%
22	Genesee & Wyoming, Inc., Class A (a)	1,315
63	Hertz Global Holdings, Inc. (a)	735
7	Landstar System, Inc.	346
24	Ryder System, Inc.	1,266

		3,662

	Trading Companies & Distributors — 1.2%
31	Applied Industrial Technologies, Inc.	1,087
40	Fastenal Co.	1,733
18	MSC Industrial Direct Co., Inc., Class A	1,309
2	W.W. Grainger, Inc.	417
21	Watsco, Inc.	1,349

		5,895

	Total Industrials	75,758

	Information Technology — 13.1%
	Communications Equipment — 2.0%
51	Acme Packet, Inc. (a)	1,585
81	Aruba Networks, Inc. (a)	1,505
129	Ciena Corp. (a)	1,565
107	Finisar Corp. (a)	1,786
425	Tellabs, Inc.	1,717
38	ViaSat, Inc. (a)	1,741

		9,899

	Computers & Peripherals — 0.4%
9	Hewlett-Packard Co.	232
34	SanDisk Corp. (a)	1,681

		1,913

	Electronic Equipment, Instruments & Components — 1.6%
32	Amphenol Corp., Class A	1,467
44	Cognex Corp.	1,581
67	FLIR Systems, Inc.	1,689
20	Molex, Inc.	482
44	National Instruments Corp.	1,139
38	Trimble Navigation Ltd. (a)	1,631

		7,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 0.8%
69		Akamai Technologies, Inc. (a)	2,222
—	(h)	LogMeIn, Inc. (a)	13
42		WebMD Health Corp. (a)	1,574

			3,809

		IT Services — 1.5%
16		Automatic Data Processing, Inc.	867
7		Cardtronics, Inc. (a)	195
74		Genpact Ltd., (Bermuda) (a)	1,112
37		Global Payments, Inc.	1,748
32		Jack Henry & Associates, Inc.	1,092
112		Sapient Corp.	1,414
16		Syntel, Inc.	739

			7,167

		Office Electronics — 0.3%
60		Xerox Corp.	478
34		Zebra Technologies Corp., Class A (a)	1,210

			1,688

		Semiconductors & Semiconductor Equipment — 3.8%
55		Cavium, Inc. (a)	1,575
86		Cirrus Logic, Inc. (a)	1,363
72		Cree, Inc. (a)	1,597
29		Cymer, Inc. (a)	1,424
62		Diodes, Inc. (a)	1,316
24		Hittite Microwave Corp. (a)	1,185
67		International Rectifier Corp. (a)	1,295
118		MEMC Electronic Materials, Inc. (a)	465
50		Microchip Technology, Inc.	1,814
49		Micron Technology, Inc. (a)	307
37		Power Integrations, Inc.	1,240
207		RF Micro Devices, Inc. (a)	1,118
33		Silicon Laboratories, Inc. (a)	1,412
52		Texas Instruments, Inc.	1,500
189		TriQuint Semiconductor, Inc. (a)	920

			18,531

		Software — 2.7%
41		Concur Technologies, Inc. (a)	2,082
37		MICROS Systems, Inc. (a)	1,717
47		NetSuite, Inc. (a)	1,914
37		Red Hat, Inc. (a)	1,526
31		Solera Holdings, Inc.	1,383
24		Synchronoss Technologies, Inc. (a)	713
123		Take-Two Interactive Software, Inc. (a)	1,673

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — Continued
42	Taleo Corp., Class A (a)	1,635
6	Ultimate Software Group, Inc. (a)	369

		13,012

	Total Information Technology	64,008

	Materials — 6.8%
	Chemicals — 2.9%
16	Air Products & Chemicals, Inc.	1,390
8	Airgas, Inc.	607
29	Ashland, Inc.	1,675
27	Cabot Corp.	860
36	Dow Chemical Co. (The)	1,039
20	FMC Corp.	1,755
32	International Flavors & Fragrances, Inc.	1,663
17	Praxair, Inc.	1,789
53	RPM International, Inc.	1,300
39	Scotts Miracle-Gro Co. (The), Class A	1,802
2	Sigma-Aldrich Corp.	149

		14,029

	Construction Materials — 0.8%
65	Eagle Materials, Inc.	1,674
17	Martin Marietta Materials, Inc.	1,256
30	Vulcan Materials Co.	1,162

		4,092

	Containers & Packaging — 0.9%
28	Greif, Inc., Class A	1,279
71	Packaging Corp. of America	1,801
47	Sonoco Products Co.	1,554

		4,634

	Metals & Mining — 2.2%
22	Allegheny Technologies, Inc.	1,044
57	Allied Nevada Gold Corp. (a)	1,719
30	Carpenter Technology Corp.	1,562
246	Thompson Creek Metals Co., Inc., (Canada) (a)	1,711
112	Titanium Metals Corp.	1,680
55	United States Steel Corp.	1,461
22	Walter Energy, Inc.	1,361

		10,538

	Total Materials	33,293

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.5%
19	AT&T, Inc.	565
215	Frontier Communications Corp.	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
32	tw telecom, inc. (a)	612
18	Windstream Corp.	216

		2,501

	Wireless Telecommunication Services — 0.8%
36	American Tower Corp., Class A	2,143
58	Telephone & Data Systems, Inc.	1,503

		3,646

	Total Telecommunication Services	6,147

	Utilities — 6.4%
	Electric Utilities — 2.3%
27	IDACORP, Inc.	1,160
30	NextEra Energy, Inc.	1,833
51	Northeast Utilities	1,847
16	NV Energy, Inc.	258
39	Pepco Holdings, Inc.	785
40	Southern Co. (The)	1,849
49	UIL Holdings Corp.	1,750
63	Westar Energy, Inc.	1,815

		11,297

	Gas Utilities — 1.5%
40	AGL Resources, Inc.	1,677
28	National Fuel Gas Co.	1,580
26	Northwest Natural Gas Co.	1,228
38	Piedmont Natural Gas Co., Inc.	1,292
21	South Jersey Industries, Inc.	1,186
9	Southwest Gas Corp.	386

		7,349

	Independent Power Producers & Energy Traders — 0.5%
112	Calpine Corp. (a)	1,831
196	GenOn Energy, Inc. (a)	512

		2,343

	Multi-Utilities — 1.8%
50	Avista Corp.	1,287
43	Black Hills Corp.	1,453
30	Consolidated Edison, Inc.	1,878
32	Dominion Resources, Inc.	1,704
23	OGE Energy Corp.	1,329
37	Xcel Energy, Inc.	1,032

		8,683

	Water Utilities — 0.3%
56	Aqua America, Inc.	1,231

	Total Utilities	30,903

	Total Short Positions (Proceeds $479,076)	$452,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 12.9%
	Distributors — 1.0%
143	Genuine Parts Co.	8,758

	Hotels, Restaurants & Leisure — 1.9%
296	Marriott International, Inc., Class A	8,646
53	McDonald’s Corp.	5,348
208	Monarch Casino & Resort, Inc. (a)	2,121

		16,115

	Internet & Catalog Retail — 0.7%
107	Expedia, Inc.	3,099
107	TripAdvisor, Inc. (a)	2,690

		5,789

	Media — 3.7%
276	AH Belo Corp., Class A	1,313
544	Belo Corp., Class A	3,428
202	CBS Corp. (Non-Voting), Class B	5,488
258	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,235
415	Entercom Communications Corp., Class A (a)	2,553
400	Gannett Co., Inc.	5,348
67	Time Warner Cable, Inc.	4,253
79	Time Warner, Inc.	2,870
10	Washington Post Co. (The), Class B	3,768

		32,256

	Multiline Retail — 1.4%
216	Kohl’s Corp.	10,640
52	Sears Holdings Corp. (a)	1,646

		12,286

	Specialty Retail — 4.2%
28	AutoZone, Inc. (a)	9,164
107	Bed Bath & Beyond, Inc. (a)	6,174
182	Gap, Inc. (The)	3,369
230	Home Depot, Inc. (The)	9,686
3	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
70	TJX Cos., Inc.	4,525
104	Williams-Sonoma, Inc.	3,988

		36,906

	Total Consumer Discretionary	112,110

	Consumer Staples — 5.9%
	Beverages — 1.1%
85	Beam, Inc.	4,344
65	Diageo plc, (United Kingdom), ADR	5,682

		10,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.7%
260	Walgreen Co.	8,582
102	Wal-Mart Stores, Inc.	6,066

		14,648

	Food Products — 0.7%
83	JM Smucker Co. (The)	6,465

	Household Products — 2.4%
310	Procter & Gamble Co. (The)	20,647

	Total Consumer Staples	51,786

	Energy — 11.1%
	Oil, Gas & Consumable Fuels — 11.1%
174	ConocoPhillips	12,708
384	Devon Energy Corp.	23,827
245	Energen Corp.	12,255
276	Exxon Mobil Corp.	23,411
261	NuStar GP Holdings LLC	8,672
344	Teekay Corp., (Canada)	9,203
197	Williams Cos., Inc. (The)	6,515

	Total Energy	96,591

	Financials — 32.0%
	Capital Markets — 4.1%
319	Ameriprise Financial, Inc.	15,825
559	Charles Schwab Corp. (The)	6,293
31	Goldman Sachs Group, Inc. (The)	2,804
378	Invesco Ltd.	7,584
82	W.P. Carey & Co. LLC	3,353

		35,859

	Commercial Banks — 8.3%
118	City National Corp.	5,196
93	Cullen/Frost Bankers, Inc.	4,942
136	M&T Bank Corp.	10,359
308	SunTrust Banks, Inc.	5,453
432	U.S. Bancorp	11,680
1,278	Wells Fargo & Co.	35,208

		72,838

	Consumer Finance — 1.3%
260	Capital One Financial Corp.	10,991

	Diversified Financial Services — 1.7%
929	Bank of America Corp.	5,167
362	Citigroup, Inc.	9,533

		14,700

	Insurance — 11.7%
126	Aflac, Inc.	5,434

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
55		Allied World Assurance Co. Holdings AG, (Switzerland)	3,467
394		American International Group, Inc. (a)	9,129
—	(h)	Berkshire Hathaway, Inc., Class A (a)	11,476
105		Endurance Specialty Holdings Ltd., (Bermuda)	4,020
652		Loews Corp.	24,559
613		Old Republic International Corp.	5,685
185		OneBeacon Insurance Group Ltd., Class A	2,854
176		Prudential Financial, Inc.	8,826
156		Transatlantic Holdings, Inc.	8,511
189		Travelers Cos., Inc. (The)	11,165
192		W.R. Berkley Corp.	6,613

			101,739

		Real Estate Investment Trusts (REITs) — 2.8%
205		Agree Realty Corp.	4,993
586		Cousins Properties, Inc.	3,754
600		CreXus Investment Corp.	6,231
485		Excel Trust, Inc.	5,825
75		National Health Investors, Inc.	3,318

			24,121

		Real Estate Management & Development — 0.8%
270		Brookfield Asset Management, Inc., (Canada), Class A	7,414

		Thrifts & Mortgage Finance — 1.3%
217		Capitol Federal Financial, Inc.	2,504
470		People’s United Financial, Inc.	6,034
215		Washington Federal, Inc.	3,007

			11,545

		Total Financials	279,207

		Health Care — 11.2%
		Health Care Equipment & Supplies — 0.5%
52		Becton, Dickinson & Co.	3,900

		Health Care Providers & Services — 3.9%
293		AmerisourceBergen Corp.	10,904
49		Humana, Inc.	4,328
375		Lincare Holdings, Inc.	9,638
218		National Healthcare Corp.	9,139

			34,009

		Pharmaceuticals — 6.8%
195		Bristol-Myers Squibb Co.	6,868
275		Johnson & Johnson	18,002
385		Merck & Co., Inc.	14,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
939	Pfizer, Inc.	20,318

		59,687

	Total Health Care	97,596

	Industrials — 4.8%
	Building Products — 0.4%
227	Fortune Brands Home & Security, Inc. (a)	3,871

	Commercial Services & Supplies — 0.7%
234	Republic Services, Inc.	6,438

	Industrial Conglomerates — 1.2%
238	Carlisle Cos., Inc.	10,552

	Machinery — 1.1%
199	Illinois Tool Works, Inc.	9,305

	Professional Services — 0.8%
189	Equifax, Inc.	7,333

	Trading Companies & Distributors — 0.6%
203	Air Lease Corp. (a)	4,804

	Total Industrials	42,303

	Information Technology — 2.0%
	Electronic Equipment, Instruments & Components — 0.4%
110	TE Connectivity Ltd., (Switzerland)	3,389

	Semiconductors & Semiconductor Equipment — 0.5%
124	Analog Devices, Inc.	4,444

	Software — 1.1%
365	Microsoft Corp.	9,470

	Total Information Technology	17,303

	Materials — 4.5%
	Chemicals — 2.3%
185	Albemarle Corp.	9,550
114	Sherwin-Williams Co. (The)	10,195

		19,745

	Construction Materials — 0.3%
38	Martin Marietta Materials, Inc.	2,843

	Containers & Packaging — 1.0%
153	Rock-Tenn Co., Class A	8,822

	Paper & Forest Products — 0.9%
273	MeadWestvaco Corp.	8,182

	Total Materials	39,592

	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.3%
762	AT&T, Inc.	23,043

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Telecommunication Services — Continued
163	CenturyLink, Inc.	6,052

		29,095

	Wireless Telecommunication Services — 1.3%
184	Telephone & Data Systems, Inc.	4,370
241	Vodafone Group plc, (United Kingdom), ADR	6,764

		11,134

	Total Telecommunication Services	40,229

	Utilities — 8.1%
	Electric Utilities — 4.4%
175	NextEra Energy, Inc.	10,629
184	Northeast Utilities	6,637
154	Progress Energy, Inc.	8,633
277	Southern Co. (The)	12,799

		38,698

	Gas Utilities — 1.6%
161	ONEOK, Inc.	13,949

	Multi-Utilities — 2.1%
180	PG&E Corp.	7,411
192	Sempra Energy	10,566

		17,977

	Total Utilities	70,624

	Total Common Stocks (Cost $757,228)	847,341

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
3	Orchard Supply Hardware Stores Corp., Series A, Zero Coupon (a) (f) (i) (Cost $—)	—

Investment Company — 0.9%
478	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,102)	7,571

Short-Term Investment — 2.2%
	Investment Company — 2.2%
18,962	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $18,962)	18,962

	Total Investments — 100.2% (Cost $783,292)	873,874
	Liabilities in Excess of Other Assets — (0.2)%	(1,324)

	NET ASSETS — 100.0%	$872,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Value Advantage Fund	$—	—%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,059,761	$256,490		$557,745		$1,370,844
Investments in affiliates, at value	27,561	16,041		16,178		26,844

Total investment securities, at value	1,087,322	272,531		573,923		1,397,688
Receivables:
Investment securities sold	—	571		1,263		5,472
Fund shares sold	519	1,471		1,143		13,412
Dividends from non-affiliates	477	308		517		613
Dividends from affiliates	1	1		1		3
Securities lending income	3	—		1		4

Total Assets	1,088,322	274,882		576,848		1,417,192

LIABILITIES:
Payables:
Dividends	—	17		—		—
Investment securities purchased	—	7,965		1,413		6,873
Collateral for securities lending program	18,373	—		5,493		13,316
Fund shares redeemed	6,408	526		346		15,478
Accrued liabilities:
Investment advisory fees	595	132		241		693
Administration fees	81	10		—		17
Shareholder servicing fees	186	53		—	(a)	256
Distribution fees	48	—	(a)	1		142
Custodian and accounting fees	13	13		11		12
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	5		9
Other	157	42		374		545

Total Liabilities	25,866	8,758		7,884		37,341

Net Assets	$1,062,456	$266,124		$568,964		$1,379,851

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$965,846	$270,345	$512,945	$1,288,414
Accumulated undistributed (distributions in excess of) net investment income	(2,019)	110	80	(1,781)
Accumulated net realized gains (losses)	(63,558)	(2,880)	(23,744)	(81,676)
Net unrealized appreciation (depreciation)	162,187	(1,451)	79,683	174,894

Total Net Assets	$1,062,456	$266,124	$568,964	$1,379,851

Net Assets:
Class A	$160,492	$300	$3,417	$539,433
Class B	2,436	—	—	12,769
Class C	19,812	95	454	22,154
Class R2	—	54	—	176
Class R5	210,769	54	—	50
Class R6	—	49	—	50
Select Class	668,947	265,572	565,093	805,219

Total	$1,062,456	$266,124	$568,964	$1,379,851

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,722	19	120	29,800
Class B	307	—	—	931
Class C	2,495	6	16	1,388
Class R2	—	3	—	9
Class R5	24,108	3	—	3
Class R6	—	3	—	3
Select Class	76,980	16,525	19,818	41,121

Net Asset Value (b):
Class A — Redemption price per share	$8.57	$16.07	$28.45	$18.10
Class B — Offering price per share (c)	7.93	—	—	13.72
Class C — Offering price per share (c)	7.94	15.99	28.28	15.96
Class R2 — Offering and redemption price per share	—	16.03	—	19.33
Class R5 — Offering and redemption price per share	8.74	16.10	—	19.59
Class R6 — Offering and redemption price per share	—	16.09	—	19.59
Select Class — Offering and redemption price per share	8.69	16.07	28.51	19.58
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.04	$16.96	$30.03	$19.10

Cost of investments in non-affiliates	$897,574	$257,941	$478,062	$1,195,950
Cost of investments in affiliates	27,561	16,041	16,178	26,844
Value of securities on loan	18,149	—	5,404	13,029

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,334,945	$449,186	$854,912
Investments in affiliates, at value	188,996	36,621	18,962

Total investment securities, at value	6,523,941	485,807	873,874
Cash	—	—	5
Deposits at broker for securities sold short	—	454,611	—
Receivables:
Investment securities sold	2,845	—	5,127
Fund shares sold	21,880	101	1,182
Dividends from non-affiliates	8,937	415	1,633
Dividends from affiliates	17	4	1
Securities lending income	1	—	—

Total Assets	6,557,621	940,938	881,822

LIABILITIES:
Payables:
Securities sold short, at value	—	452,533	—
Dividend expense to non-affiliates on securities sold short	—	440	—
Investment securities purchased	416	—	7,502
Interest expense to non-affiliates on securities sold short	—	64	—
Collateral for securities lending program	4,075	—	—
Fund shares redeemed	16,968	254	1,133
Accrued liabilities:
Investment advisory fees	3,113	442	290
Administration fees	84	22	30
Shareholder servicing fees	745	4	120
Distribution fees	635	18	113
Custodian and accounting fees	93	2	14
Trustees’ and Chief Compliance Officer’s fees	1	3	3
Other	1,656	189	67

Total Liabilities	27,786	453,971	9,272

Net Assets	$6,529,835	$486,967	$872,550

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,665,590	$541,725	$832,685
Accumulated undistributed (distributions in excess of) net investment income	35,902	(3,124)	1,248
Accumulated net realized gains (losses)	(346,246)	(100,706)	(51,965)
Net unrealized appreciation (depreciation)	1,174,589	49,072	90,582

Total Net Assets	$6,529,835	$486,967	$872,550

Net Assets:
Class A	$1,800,874	$23,850	$200,772
Class B	67,774	2,283	—
Class C	334,963	17,829	113,017
Class R2	8,261	—	—
Institutional Class	2,850,013	—	300,519
Select Class	1,467,950	443,005	258,242

Total	$6,529,835	$486,967	$872,550

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	76,928	2,499	11,037
Class B	2,962	249	—
Class C	14,646	1,940	6,213
Class R2	361	—	—
Institutional Class	119,987	—	16,535
Select Class	62,280	45,879	14,189

Net Asset Value (a):
Class A — Redemption price per share	$23.41	$9.54	$18.19
Class B — Offering price per share (b)	22.89	9.18	—
Class C — Offering price per share (b)	22.87	9.19	18.19
Class R2 — Offering and redemption price per share	22.87	—	—
Institutional Class — Offering and redemption price per share	23.75	—	18.17
Select Class — Offering and redemption price per share	23.57	9.66	18.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.71	$10.07	$19.20

Cost of investments in non-affiliates	$5,160,356	$426,657	$764,330
Cost of investments in affiliates	188,996	36,621	18,962
Value of securities on loan	3,962	—	—
Proceeds from securities sold short	—	479,076	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,764	$1,604		$4,072	$5,931
Dividend income from affiliates	5	4		6	13
Income from securities lending (net)	108	—		29	168
Other income	—	—		—	58

Total investment income	3,877	1,608		4,107	6,170

EXPENSES:
Investment advisory fees	3,609	596		1,787	4,741
Administration fees	491	81		243	645
Distribution fees:
Class A	204	—	(a)	4	741
Class B	10	—		—	55
Class C	71	1		1	91
Class R2	—	—	(a)	—	— (a)
Shareholder servicing fees:
Class A	204	—	(a)	4	741
Class B	3	—		—	18
Class C	24	—	(a)	— (a)	30
Class R2	—	—	(a)	—	— (a)
Class R5	48	—	(a)	—	— (a)
Select Class	918	229		683	1,034
Custodian and accounting fees	20	13		16	34
Professional fees	24	18		22	22
Trustees’ and Chief Compliance Officer’s fees	10	1		6	12
Printing and mailing costs	38	10		138	152
Registration and filing fees	52	29		31	5
Transfer agent fees	142	5		765	728
Other	52	9		4	10

Total expenses	5,920	992		3,704	9,059

Less amounts waived	(61)	(82)		(1,241)	(1,230)
Less earnings credits	— (a)	—	(a)	— (a)	— (a)

Net expenses	5,859	910		2,463	7,829

Net investment income (loss)	(1,982)	698		1,644	(1,659)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,168)	(2,864)		(2,244)	29,668
Futures	—	—		—	979

Net realized gain (loss)	(9,168)	(2,864)		(2,244)	30,647

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(81,273)	(1,849)		(47,827)	(253,662)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(81,273)	(1,849)		(47,827)	(253,835)

Net realized/unrealized gains (losses)	(90,441)	(4,713)		(50,071)	(223,188)

Change in net assets resulting from operations	$(92,423)	$(4,015)		$(48,427)	$(224,847)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	67,524	3,776	11,704
Dividend income from affiliates	61	28	7
Income from securities lending (net)	15	—	—

Total investment income	67,600	3,811	11,711

EXPENSES:
Investment advisory fees	20,389	3,307	2,751
Administration fees	2,773	234	374
Distribution fees:
Class A	2,227	33	256
Class B	278	11	—
Class C	1,256	75	431
Class R2	17	—	—
Shareholder servicing fees:
Class A	2,227	33	256
Class B	93	3	—
Class C	419	25	144
Class R2	8	—	—
Institutional Class	1,329	—	141
Select Class	1,772	600	306
Custodian and accounting fees	137	25	25
Interest expense to affiliates	—	—	— (a)
Professional fees	63	29	26
Trustees’ and Chief Compliance Officer’s fees	34	2	5
Printing and mailing costs	550	26	78
Registration and filing fees	169	30	63
Transfer agent fees	4,063	192	491
Other	74	7	2
Dividend expense to non-affiliates on securities sold short	—	3,062	—
Interest expense to non-affiliates on securities sold short	—	444	—

Total expenses	37,878	8,138	5,349

Less amounts waived	(6,383)	(1,240)	(805)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	31,495	6,898	4,544

Net investment income (loss)	36,105	(3,087)	7,167

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	44,827	2,964	9,565
Securities sold short	—	15,657	—

Net realized gain (loss)	44,827	18,621	9,565

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(392,675)	(66,357)	(52,268)
Securities sold short	—	37,399	—

Change in net unrealized appreciation (depreciation)	(392,675)	(28,958)	(52,268)

Net realized/unrealized gains (losses)	(347,848)	(10,337)	(42,703)

Change in net assets resulting from operations	$(311,743)	$(13,424)	$(35,536)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,982)	$(2,651)	$698		$44
Net realized gain (loss)	(9,168)	80,245	(2,864)		78
Change in net unrealized appreciation (depreciation)	(81,273)	181,810	(1,849)		398

Change in net assets resulting from operations	(92,423)	259,404	(4,015)		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(61,277)	157,627	179,083		91,263

NET ASSETS:
Change in net assets	(153,700)	417,031	174,342		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,062,456	$1,216,156	$266,124		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(2,019)	$(37)	$110		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,644	$2,229	$(1,659)	$(4,513)
Net realized gain (loss)	(2,244)	27,793	30,647	267,778
Change in net unrealized appreciation (depreciation)	(47,827)	96,239	(253,835)	276,234

Change in net assets resulting from operations	(48,427)	126,261	(224,847)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	—	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(1,341)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(1,344)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	46,516	(16,990)	(36,675)	(53,988)

NET ASSETS:
Change in net assets	(3,255)	107,282	(395,902)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$568,964	$572,219	$1,379,851	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$80	$(220)	$(1,781)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,105	$62,082	$(3,087)	$(8,614)
Net realized gain (loss)	44,827	261,794	18,621	12,061
Change in net unrealized appreciation (depreciation)	(392,675)	1,311,629	(28,958)	3,429

Change in net assets resulting from operations	(311,743)	1,635,505	(13,424)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	125,980	111,762	(46,056)	(35,976)

NET ASSETS:
Change in net assets	(245,999)	1,687,104	(59,480)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$6,529,835	$6,775,834	$486,967	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$35,902	$60,033	$(3,124)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,167	$10,539
Net realized gain (loss)	9,565	43,953
Change in net unrealized appreciation (depreciation)	(52,268)	101,318

Change in net assets resulting from operations	(35,536)	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	525	285,229

NET ASSETS:
Change in net assets	(46,291)	432,855
Beginning of period	918,841	485,986

End of period	$872,550	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$1,248	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,855	$92,600	$192		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(31,665)	(59,032)	(149)		(33)

Change in net assets from Class A capital transactions	$(2,810)	$33,568	$43		$263

Class B
Proceeds from shares issued	$120	$267	$—		$—
Cost of shares redeemed	(598)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(478)	$(910)	$—		$—

Class C
Proceeds from shares issued	$5,007	$11,077	$7		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(4,306)	(7,860)	(4)		(9)

Change in net assets from Class C capital transactions	$701	$3,217	$3		$91

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$45,696	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(2,312)	(762)	—		—

Change in net assets from Class R5 capital transactions	$43,384	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$—	(b)	$50

Select Class
Proceeds from shares issued	$43,057	$418,656	$201,849		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(145,131)	(364,049)	(22,821)		(3,624)

Change in net assets from Select Class capital transactions	$(102,074)	$54,607	$179,037		$90,759

Total change in net assets from capital transactions	$(61,277)	$157,627	$179,083		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,435	10,834	12		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(3,739)	(6,865)	(9)		(2)

Change in Class A Shares	(304)	3,969	3		16

Class B
Issued	14	32	—		—
Redeemed	(74)	(152)	—		—

Change in Class B Shares	(60)	(120)	—		—

Class C
Issued	633	1,351	—	(b)	6
Reinvested	—	—	—	(b)	—
Redeemed	(538)	(981)	—	(b)	—	(b)

Change in Class C Shares	95	370	—	(b)	6

Class R2
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	5,343	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(266)	(85)	—		—

Change in Class R5 Shares	5,077	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	—		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R6 Shares	—	—	—	(b)	3

Select Class
Issued	5,040	46,982	12,677		5,510
Reinvested	—	—	1		—	(b)
Redeemed	(17,069)	(46,450)	(1,453)		(210)

Change in Select Class Shares	(12,029)	532	11,225		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,758	$2,423	$33,783	$75,693
Dividends and distributions reinvested	3	5	51,675	—
Cost of shares redeemed	(976)	(1,487)	(93,640)	(160,643)

Change in net assets from Class A capital transactions	$785	$941	$(8,182)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$241	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(3,549)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(1,752)	$(9,668)

Class C
Proceeds from shares issued	$125	$443	$1,069	$3,672
Dividends and distributions reinvested	—	— (a)	2,079	—
Cost of shares redeemed	(69)	(113)	(3,629)	(6,894)

Change in net assets from Class C capital transactions	$56	$330	$(481)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$89	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(4)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$101	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R5 capital transactions	$—	$—	$55	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	5	—

Change in net assets from Class R6 capital transactions	$—	$—	$55	$—

Select Class
Proceeds from shares issued	$117,159	$269,128	$103,057	$247,747
Dividends and distributions reinvested	1,116	447	62,923	—
Cost of shares redeemed	(72,600)	(287,836)	(192,451)	(203,926)

Change in net assets from Select Class capital transactions	$45,675	$(18,261)	$(26,471)	$43,821

Total change in net assets from capital transactions	$46,516	$(16,990)	$(36,675)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	62	84	1,692	3,594
Reinvested	— (a)	— (a)	2,951	—
Redeemed	(35)	(52)	(4,725)	(7,968)

Change in Class A Shares	27	32	(82)	(4,374)

Class B
Issued	—	—	16	41
Reinvested	—	—	117	—
Redeemed	—	—	(222)	(641)

Change in Class B Shares	—	—	(89)	(600)

Class C
Issued	4	15	60	189
Reinvested	—	— (a)	135	—
Redeemed	(2)	(4)	(205)	(379)

Change in Class C Shares	2	11	(10)	(190)

Class R2
Issued	—	—	3	1
Reinvested	—	—	1	—
Redeemed	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	4	1

Class R5 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R5 Shares	—	—	3	—

Class R6 (b)
Issued	—	—	3	—
Reinvested	—	—	— (a)	—

Change in Class R6 Shares	—	—	3	—

Select Class
Issued	4,227	9,351	4,837	11,401
Reinvested	41	15	3,322	—
Redeemed	(2,590)	(11,406)	(8,342)	(9,364)

Change in Select Class Shares	1,678	(2,040)	(183)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,371	$373,327	$2,093	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(240,893)	(621,660)	(6,778)	(100,820)

Change in net assets from Class A capital transactions	$(68,030)	$(233,718)	$(4,685)	$(66,188)

Class B
Proceeds from shares issued	$61	$626	$6	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(17,386)	(34,335)	(1,127)	(4,375)

Change in net assets from Class B capital transactions	$(17,325)	$(33,561)	$(1,121)	$(4,353)

Class C
Proceeds from shares issued	$15,205	$37,081	$431	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(33,815)	(65,800)	(4,111)	(18,536)

Change in net assets from Class C capital transactions	$(18,136)	$(27,846)	$(3,680)	$(17,457)

Class R2
Proceeds from shares issued	$2,814	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(786)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$2,087	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$430,056	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(264,250)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$191,318	$286,283	$—	$—

Select Class
Proceeds from shares issued	$202,922	$449,654	$1,607	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(177,218)	(342,598)	(38,177)	(103,596)

Change in net assets from Select Class capital transactions	$36,066	$116,341	$(36,570)	$52,022

Total change in net assets from capital transactions	$125,980	$111,762	$(46,056)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	7,119	16,395	214	3,576
Reinvested	500	636	—	—
Redeemed	(10,638)	(27,300)	(694)	(10,335)

Change in Class A Shares	(3,019)	(10,269)	(480)	(6,759)

Class B
Issued	3	29	1	2
Reinvested	—	7	—	—
Redeemed	(793)	(1,559)	(120)	(465)

Change in Class B Shares	(790)	(1,523)	(119)	(463)

Class C
Issued	687	1,660	45	115
Reinvested	21	39	—	—
Redeemed	(1,538)	(3,011)	(436)	(1,973)

Change in Class C Shares	(830)	(1,312)	(391)	(1,858)

Class R2
Issued	126	245	—	—
Reinvested	2	1	—	—
Redeemed	(35)	(55)	—	—

Change in Class R2 Shares	93	191	—	—

Institutional Class
Issued	18,742	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(11,502)	(22,926)	—	—

Change in Institutional Class Shares	8,334	12,088	—	—

Select Class
Issued	8,976	19,629	162	15,949
Reinvested	448	401	—	—
Redeemed	(7,769)	(15,059)	(3,888)	(10,636)

Change in Select Class Shares	1,655	4,971	(3,726)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,807	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(48,428)	(81,151)

Change in net assets from Class A capital transactions	$(19,615)	$40,381

Class C
Proceeds from shares issued	$4,612	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(17,492)	(26,534)

Change in net assets from Class C capital transactions	$(12,367)	$(3,439)

Institutional Class
Proceeds from shares issued	$53,306	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(26,153)	(20,173)
Redemptions in-kind (See Note 9)	—	(41,498)

Change in net assets from Institutional Class capital transactions	$31,750	$79,991

Select Class
Proceeds from shares issued	$45,154	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(47,084)	(30,319)

Change in net assets from Select Class capital transactions	$757	$168,296

Total change in net assets from capital transactions	$525	$285,229

SHARE TRANSACTIONS:
Class A
Issued	1,524	6,732
Reinvested	112	96
Redeemed	(2,770)	(4,517)

Change in Class A Shares	(1,134)	2,311

Class C
Issued	263	1,279
Reinvested	29	23
Redeemed	(1,008)	(1,501)

Change in Class C Shares	(716)	(199)

Institutional Class
Issued	2,956	7,736
Reinvested	258	162
Redeemed	(1,561)	(1,098)
Redemptions in-kind (See Note 9)	—	(2,189)

Change in Institutional Class Shares	1,653	4,611

Select Class
Issued	2,580	11,074
Reinvested	150	103
Redeemed	(2,695)	(1,687)

Change in Select Class Shares	35	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.28	$(0.02	)(e)	$(0.69)	$(0.71)
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55

Class B
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.64)	(0.68)
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43

Class C
Six Months Ended December 31, 2011 (Unaudited)	8.61	(0.04	)(e)	(0.63)	(0.67)
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42

Class R5
Six Months Ended December 31, 2011 (Unaudited)	9.44	(0.01	)(e)	(0.69)	(0.70)
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.39	(0.02	)(e)	(0.68)	(0.70)
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.57	(7.65)%	$160,492	1.25%		(0.55)%	1.30%	36%
9.28	37.28	176,492	1.25		(0.45)	1.31	96
6.76	14.97	101,814	1.31		(0.41)	1.31	102
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159

7.93	(7.90)	2,436	1.75		(1.06)	1.81	36
8.61	36.45	3,157	1.75		(0.94)	1.81	96
6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159

7.94	(7.78)	19,812	1.75		(1.05)	1.81	36
8.61	36.45	20,676	1.75		(0.95)	1.81	96
6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159

8.74	(7.42)	210,769	0.85		(0.13)	0.85	36
9.44	37.61	179,677	0.86		(0.05)	0.86	96
6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

8.69	(7.45)	668,947	1.05		(0.35)	1.05	36
9.39	37.48	836,154	1.06		(0.27)	1.06	96
6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$17.19	$0.03	(e)	$(1.14)	$(1.11)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.15	(0.01	)(e)	(1.14)	(1.15)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2011 (Unaudited)	17.17	0.01	(e)	(1.14)	(1.13)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2011 (Unaudited)	17.23	0.07	(e)	(1.14)	(1.07)	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	17.24	0.07	(e)	(1.15)	(1.08)	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2011 (Unaudited)	17.22	0.06	(e)	(1.16)	(1.10)	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.07	(6.47)%	$300	1.25%		0.42%		1.34%		22%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

15.99	(6.72)	95	1.75		(0.07)		1.85		22
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

16.03	(6.60)	54	1.50		0.18		1.60		22
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

16.10	(6.24)	54	0.79		0.88		0.89		22
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

16.09	(6.31)	49	0.75		0.93		0.84		22
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

16.07	(6.41)	265,572	0.99		0.77		1.08		22
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$31.29	$0.04	(e)	$(2.85)	$(2.81)	$(0.03)	$—	$(0.03)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (f) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2011 (Unaudited)	31.16	(0.03	)(e)	(2.85)	(2.88)	—	—	—
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (f) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (g)	—	— (g)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	31.36	0.09	(e)	(2.87)	(2.78)	(0.07)	—	(0.07)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.45	(8.99)%	$3,417	1.25%	0.26%	1.60%	26%
31.29	36.60	2,918	1.24	0.14	1.53	88
22.95	6.77	1,394	1.24	0.30	1.44	56

28.28	(9.24)	454	1.75	(0.24)	2.10	26
31.16	35.98	447	1.74	(0.40)	2.06	88
22.93	6.40	65	1.74	(0.23)	1.92	56

28.51	(8.86)	565,093	0.90	0.60	1.35	26
31.36	37.09	568,854	0.89	0.50	1.27	88
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$23.30	$(0.04	)(e)	$(3.15)	$(3.19)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41	4.23	(4.19)

Class B
Six Months Ended December 31, 2011 (Unaudited)	18.29	(0.07	)(e)	(2.49)	(2.56)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76	3.48	(4.19)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.88	(0.08	)(e)	(2.83)	(2.91)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14	3.83	(4.19)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.73	(0.06	)(e)	(3.33)	(3.39)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (f) through June 30, 2009	14.56	—	(e)(g)	— (g)	— (g)	—

Class R5
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Class R6
November 1, 2011 (f) through December 31, 2011 (Unaudited)	21.75	0.02	(e)	(0.17)	(0.15)	(2.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	(0.01	)(e)	(3.37)	(3.38)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60	4.48	(4.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.10	(13.40)%	$539,433	1.24%	(0.39)%	1.38%	33%
23.30	42.51	696,334	1.24	(0.44)	1.36	79
16.35	19.52	560,054	1.24	(0.53)	1.42	82
13.68	(30.97)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22)	384,225	1.24	(0.75)	1.39	95
24.89	18.65	480,084	1.24	(0.73)	1.36	119

13.72	(13.62)	12,769	1.76	(0.93)	1.88	33
18.29	41.78	18,648	1.77	(0.97)	1.86	79
12.90	18.89	20,893	1.77	(1.07)	1.92	82
10.85	(31.35)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90)	69,186	1.88	(1.38)	1.89	95
20.88	17.93	123,779	1.86	(1.35)	1.86	119

15.96	(13.61)	22,154	1.76	(0.92)	1.88	33
20.88	41.75	29,187	1.77	(0.97)	1.86	79
14.73	18.89	23,389	1.77	(1.06)	1.92	82
12.39	(31.38)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85)	27,785	1.88	(1.38)	1.89	95
23.21	17.90	38,805	1.86	(1.35)	1.86	119

19.33	(13.43)	176	1.40	(0.54)	1.63	33
24.73	42.29	121	1.40	(0.59)	1.60	79
17.38	19.37	63	1.40	(0.69)	1.67	82
14.56	0.00	83	1.22	(0.31)	1.94	96

19.59	(0.38)	50	0.79	0.54	0.94	33

19.59	(0.38)	50	0.74	0.59	0.89	33

19.58	(13.26)	805,219	0.93	(0.08)	1.13	33
24.97	42.93	1,031,463	0.93	(0.13)	1.10	79
17.47	19.90	685,843	0.93	(0.22)	1.17	82
14.57	(30.74)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02)	539,292	0.99	(0.49)	1.13	95
26.10	18.95	740,208	0.99	(0.48)	1.11	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.76	$0.10	(e)	$(1.29)	$(1.19)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)

Class B
Six Months Ended December 31, 2011 (Unaudited)	24.10	0.04	(e)	(1.25)	(1.21)	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.04	(e)	(1.26)	(1.22)	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.27	0.08	(e)	(1.28)	(1.20)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	25.19	0.16	(e)	(1.32)	(1.16)	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.97	0.14	(e)	(1.31)	(1.17)	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.41	(4.80)%	$1,800,874	1.24%	0.92%	1.41%	15%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45

22.89	(5.02)	67,774	1.75	0.38	1.91	15
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45

22.87	(5.04)	334,963	1.75	0.40	1.91	15
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45

22.87	(4.95)	8,261	1.50	0.70	1.66	15
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

23.75	(4.58)	2,850,013	0.75	1.42	1.00	15
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45

23.57	(4.67)	1,467,950	0.99	1.18	1.15	15
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.81	$(0.07	)(g)	$(0.20)	$(0.27)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(g)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(g)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)

Class B
Six Months Ended December 31, 2011 (Unaudited)	9.47	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(g)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(g)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2011 (Unaudited)	9.48	(0.10	)(g)	(0.19)	(0.29)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(g)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(g)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.91	(0.06	)(g)	(0.19)	(0.25)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(g)	0.05	— (h)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(g)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.96% for the six months ended December 31, 2011, 1.49% and 1.95% for the year ended June 30, 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009, 1.51% and 1.93% for 2008 and 1.50% and 1.91% for 2007; for Class B are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Class C are 2.23% and 2.46 for the six months ended December 31, 2011, 2.24% and 2.45% for the year ended June 30, 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009, 2.26% and 2.43% for 2008 and 2.25% and 2.41% for 2007; for Select Class are 1.23% and 1.71% for the six months ended December 31, 2011, 1.24% and 1.70% for the year ended June 30, 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009, 1.25% and 1.67% for 2008 and 1.25% and 1.66% for 2007, respectively.
(f)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$9.54	(2.75)%	$23,850	2.81%	(1.37)%	3.29%	80%	168%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—
11.24	5.27	204,059	2.69	3.32	3.10	96	—

9.18	(3.06)	2,283	3.56	(2.13)	3.79	80	168
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—
11.07	4.56	24,974	3.44	2.60	3.60	96	—

9.19	(3.06)	17,829	3.56	(2.12)	3.79	80	168
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—
11.07	4.56	187,546	3.44	2.60	3.60	96	—

9.66	(2.52)	443,005	2.56	(1.11)	3.04	80	168
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—
11.31	5.59	1,852,145	2.44	3.55	2.85	96	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$19.07	$0.13	(e)	$(0.81)	$(0.68)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(e)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(e)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)

Class C
Six Months Ended December 31, 2011 (Unaudited)	19.01	0.09	(e)	(0.81)	(0.72)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(e)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	19.11	0.18	(e)	(0.82)	(0.64)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(e)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	19.12	0.16	(e)	(0.83)	(0.67)	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(e)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.19	(3.55)%	$200,772	1.25%	1.52%	1.40%	22%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77

18.19	(3.78)	113,017	1.75	1.01	1.91	22
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77

18.17	(3.33)	300,519	0.75	2.04	1.01	22
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77

18.20	(3.45)	258,242	1.00	1.78	1.16	22
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and, secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,087,322	$—	$—	$1,087,322

Mid Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$272,531	$—	$—	$272,531

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,923	$—	$—	$573,923

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,397,688	$—	$—	$1,397,688

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,523,941	$—	$—	$6,523,941

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$485,807	$—	$—	$485,807

Total Liabilities (a)	$(452,533)	$—	$—	$(452,533)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$112,110	$—	$—	(b)	$112,110
Consumer Staples	46,104	5,682	—		51,786
Energy	96,591	—	—		96,591
Financials	279,207	—	—		279,207
Health Care	97,596	—	—		97,596
Industrials	42,303	—	—		42,303
Information Technology	17,303	—	—		17,303
Materials	39,592	—	—		39,592
Telecommunication Services	33,465	6,764	—		40,229
Utilities	70,624	—	—		70,624

Total Common Stocks	834,895	12,446	—	(b)	847,341

Preferred Stock
Consumer Discretionary	—	—	—	(b)	—	(b)
Investment Company	7,571	—	—		7,571
Short-Term Investment
Investment Company	18,962	—	—		18,962

Total Investments in Securities	$861,428	$12,446	$—	(b)	$873,874

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Security has zero value.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Value Advantage Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)		Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)
Preferred Stock — Consumer Discretionary	—	—	—	—	—	(a)	—	—	—	—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Security has zero value.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value		Percentage
Value Advantage Fund	$—	(a)	—%

(a)	Securities have zero value.

C. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2011, the Fund had outstanding short sales as listed on its SOI.

D. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average is for the period July 1, 2011 through July 31, 2011.

E. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$13
Mid Cap Equity Fund	5
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Investments
Growth Advantage Fund	$18,149	$18,373	*	$18,373
Mid Cap Equity Fund	5,404	5,493	*	5,493
Mid Cap Growth Fund	13,029	13,316		13,316
Mid Cap Value Fund	3,962	4,075		4,075

*	Subsequent to December 31, 2011, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$12
Mid Cap Equity Fund	4
Mid Cap Growth Fund	13
Mid Cap Value Fund	4

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

F. Offering and Organization Costs — Offering costs (registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$10		$4
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	1		—	(a)
Mid Cap Growth Fund	7		3
Mid Cap Value Fund	32		8
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	8		2

(a)	Amount rounds to less than $1,000.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012 for all of the Funds. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$46	$46
Mid Cap Core Fund	38	36	—	74
Mid Cap Equity Fund	294	243	686	1,223
Mid Cap Growth Fund	257	490	450	1,197
Mid Cap Value Fund	2,352	2,376	1,489	6,217
Multi-Cap Market Neutral Fund	—	—	520	520
Value Advantage Fund	410	231	141	782

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$452	$92	$113	$657

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$15
Mid Cap Core Fund	8
Mid Cap Equity Fund	18
Mid Cap Growth Fund	33
Mid Cap Value Fund	166
Multi-Cap Market Neutral Fund	63
Value Advantage Fund	23

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$395,905	$456,398	$—	$—
Mid Cap Core Fund	211,691	38,641	—	—
Mid Cap Equity Fund	194,529	138,735	—	—
Mid Cap Growth Fund	477,222	538,722	—	—
Mid Cap Value Fund	1,000,473	896,571	—	—
Multi-Cap Market Neutral Fund	374,148	393,464	393,569	420,675
Value Advantage Fund	192,741	187,036	—	—

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$925,135	$213,686	$51,499	$162,187
Mid Cap Core Fund	273,982	10,113	11,564	(1,451)
Mid Cap Equity Fund	494,240	100,713	21,030	79,683
Mid Cap Growth Fund	1,222,794	268,234	93,340	174,894
Mid Cap Value Fund	5,349,352	1,356,036	181,447	1,174,589
Multi-Cap Market Neutral Fund	463,278	47,954	25,425	22,529
Value Advantage Fund	783,292	111,018	20,436	90,582

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	Total
Growth Advantage Fund	$—	$—	$—	$47,838	$47,838
Mid Cap Equity Fund	—	—	—	8,310	8,310
Mid Cap Value Fund	—	1,151	14,176	317,213	332,540	*
Multi-Cap Market Neutral Fund	1,901	97,035	—	—	98,936
Value Advantage Fund	—	—	—	53,759	53,759

*	Amounts include capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	N/A	19.15%
Multi-Cap Market Neutral Fund	85.44%	N/A
Value Advantage Fund	N/A	23.37

Additionally, Mid Cap Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2011, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$41,498	$14,315	Redemption-In-Kind

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$923.50	$6.04	1.25%
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	921.00	8.45	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	922.20	8.46	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R5
Actual*	1,000.00	925.80	4.11	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85
Select Class
Actual*	1,000.00	925.50	5.08	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

Mid Cap Core Fund
Class A
Actual*	1,000.00	935.30	6.08	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	932.80	8.50	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	934.00	7.29	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual*	$1,000.00	$937.60	$3.85	0.79%
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	936.90	3.65	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	935.90	4.82	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Mid Cap Equity Fund
Class A
Actual*	1,000.00	910.10	6.00	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	907.60	8.39	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Select Class
Actual*	1,000.00	911.40	4.32	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Mid Cap Growth Fund
Class A
Actual*	1,000.00	866.00	5.82	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	863.80	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class C
Actual*	1,000.00	863.90	8.25	1.76
Hypothetical*	1,000.00	1,016.29	8.92	1.76
Class R2
Actual*	1,000.00	865.70	6.57	1.40
Hypothetical*	1,000.00	1,018.10	7.10	1.40
Class R5
Actual**	1,000.00	996.20	1.29	0.79
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual**	1,000.00	996.20	1.21	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	867.40	4.37	0.93
Hypothetical*	1,000.00	1,020.46	4.72	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	952.00	6.08	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class B
Actual*	1,000.00	949.80	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class C
Actual*	1,000.00	949.60	8.58	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual*	$1,000.00	$950.50	$7.35	1.50%
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Institutional Class
Actual*	1,000.00	954.20	3.68	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	953.30	4.86	0.99
Hypothetical*	1,000.00	1,020.16	5.03	0.99

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	972.50	13.93	2.81
Hypothetical*	1,000.00	1,011.01	14.20	2.81
Class B
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Class C
Actual*	1,000.00	969.40	17.62	3.56
Hypothetical*	1,000.00	1,007.24	17.96	3.56
Select Class
Actual*	1,000.00	974.80	12.71	2.56
Hypothetical*	1,000.00	1,012.27	12.95	2.56

Value Advantage Fund
Class A
Actual*	1,000.00	964.50	6.17	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	962.20	8.63	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Institutional Class
Actual*	1,000.00	966.70	3.71	0.75
Hypothetical*	1,000.00	1,021.37	3.81	0.75
Select Class
Actual*	1,000.00	965.50	4.94	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the one-half year period). Commencement of offering of class of shares was November 1, 2011.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and in the second and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the Mid Cap Core Fund since its inception on November 30, 2010 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the first quintile for Class A shares for the one-year period ended December 31, 2010, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the third, second, third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2011

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select

Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. December 2011.

SAN-MC-1211

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2011 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

 “This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago. “

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic
issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500
Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than
value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises—both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The
reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the S&P
500 Index, still finished the six months ended December 31, 2011 with a 3.69% loss.

U.S. large-cap growth stocks outperformed U.S. large-cap
value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*

–3.98%

S&P 500 Index

–3.69%

Net Assets as of 12/31/2011 (In Thousands)

$
811,407

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended
December 31, 2011. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance, while the Fund’s stock selection in the systems and network hardware and energy sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Dendreon Corp., Sprint
Nextel Corp. and PACCAR, Inc. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

Individual contributors to relative performance included the Fund’s positions in Apple,
Inc. and Chevron Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of integrated energy company
Chevron Corp. gained as investors reacted positively to the increase of its dividend payout.

The Fund’s underweight position versus the
Benchmark in Hewlett-Packard Co. also contributed to relative performance. The stock declined after the computer hardware company lowered its expectations for its fourth-quarter earnings.

HOW WAS THE FUND POSITIONED?

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on valuation and strong fundamentals.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.2
%

2.

Exxon Mobil Corp.

2.9

3.

Chevron Corp.

2.3

4.

International Business Machines Corp.

2.3

5.

Procter & Gamble Co. (The)

2.1

6.

Microsoft Corp.

2.1

7.

Merck & Co., Inc.

2.0

8.

Wells Fargo & Co.

1.9

9.

Pfizer, Inc.

1.7

10.

General Electric Co.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.3
%

Financials

13.0

Energy

11.6

Health Care

11.4

Consumer Discretionary

11.4

Consumer Staples

10.9

Industrials

10.5

Utilities

4.1

Materials

3.5

Telecommunication Services

2.9

U.S. Treasury Obligation

0.3

Short-Term Investment

2.1

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

(4.20
)%

0.72
%

0.02
%

2.45
%

With Sales Charge**

(9.22
)

(4.57
)

(1.05
)

1.90

CLASS R6 SHARES

3/24/03

(3.93
)

1.25

0.53

2.99

INSTITUTIONAL CLASS SHARES

1/3/97

(3.98
)

1.15

0.43

2.89

SELECT CLASS SHARES

9/10/01

(4.04
)

1.01

0.28

2.72

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because
Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included

in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2011 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

-8.78%

Russell 1000 Growth Index

-3.92%

Net Assets as of 12/31/2011 (In Thousands)

$
35,132

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the
“Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the technology and consumer discretionary sectors detracted from relative performance. The Fund’s stock selection in the producer durables sector and underweight versus the Benchmark in the materials and processing sector contributed to relative performance.

Individual
detractors from relative performance included the Fund’s positions in Juniper Networks, Inc., Capital One Financial Corp. and Fossil, Inc. Shares of Juniper Networks, Inc. declined after the communications equipment company lowered its expectations for its fourth-quarter earnings due to weaker-than-expected demand for routers from telecommunication service providers. Shares of Capital One Financial Corp. declined on concerns that the credit card company would see a ratings downgrade as a result of its proposed acquisition of HSBC’s domestic credit card business. Shares of Fossil, Inc., a specialty retailer, decreased after the company lowered its expectations for its fourth-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kansas City Southern and McDonald’s Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of railroad operator Kansas City Southern gained due to improving trends for freight volume. Shares of McDonald’s
Corp. benefited from the company’s consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

8.8
%

2.

Kansas City Southern

5.5

3.

McDonald’s Corp.

5.5

4.

Celgene Corp.

5.3

5.

Google, Inc., Class A

4.9

6.

MasterCard, Inc., Class A

4.1

7.

National Oilwell Varco, Inc.

4.0

8.

DIRECTV, Class A

3.9

9.

Amazon.com, Inc.

3.7

10.

Express Scripts, Inc.

3.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

38.2
%

Consumer Discretionary

17.0

Health Care

16.4

Industrials

9.5

Energy

8.5

Materials

3.7

Financials

2.5

Short-Term Investment

4.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

6

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

(8.98
)%

(4.93
)%

17.30
%

(1.51
)%

With Sales Charge**

(13.77
)

(9.91
)

15.23

(2.80
)

CLASS C SHARES

11/30/07

Without CDSC

(9.20
)

(5.41
)

16.74

(2.00
)

With CDSC***

(10.20
)

(6.41
)

16.74

(2.00
)

CLASS R5 SHARES

11/30/07

(8.72
)

(4.52
)

17.84

(1.06
)

SELECT CLASS SHARES

11/30/07

(8.78
)

(4.69
)

17.63

(1.25
)

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the
Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

-0.06%

Russell 1000 Value Index

-5.22%

Net Assets as of 12/31/2011 (In Thousands)

$
1,282,834

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance, while the Fund’s stock selection in the industrials and materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in McDonald’s Corp. and TJX Cos., Inc. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings.

In addition, the Fund’s underweight position versus the Benchmark in Bank of America Corp. contributed to relative perform-

ance, as its shares were hurt by fears that the bank would need to raise capital. The stock also declined after the announcement that American International Group brought a lawsuit against the company.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Greif, Inc. The stock declined after the container and packing company lowered its expectations for its fiscal 2011 earnings. The Fund’s underweight positions in Berkshire Hathaway, Inc. and Cisco Systems, Inc. also detracted from the Fund’s relative performance as both of these stocks were strong performers in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Pfizer, Inc.

3.0
%

2.

ConocoPhillips

2.7

3.

Merck & Co., Inc.

2.6

4.

Wells Fargo & Co.

2.5

5.

T. Rowe Price Group, Inc.

2.0

6.

Johnson & Johnson

1.9

7.

Verizon Communications, Inc.

1.9

8.

Exxon Mobil Corp.

1.8

9.

Chevron Corp.

1.8

10.

PPG Industries, Inc.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.0
%

Consumer Discretionary

12.3

Health Care

11.5

Energy

10.5

Industrials

9.1

Information Technology

8.6

Consumer Staples

7.7

Utilities

6.9

Materials

4.0

Telecommunication Services

3.9

Short-Term Investment

4.5

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s
composition is subject to change.

DECEMBER 31, 2011

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2011

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

(0.10
)%

7.39
%

1.14
%

4.15
%

With Sales Charge**

(5.35
)

1.73

0.06

3.59

CLASS B SHARES

1/14/94

Without CDSC

(0.44
)

6.81

0.61

3.64

With CDSC***

(5.44
)

1.81

0.22

3.64

CLASS C SHARES

11/4/97

Without CDSC

(0.40
)

6.81

0.61

3.55

With CDSC****

(1.40
)

5.81

0.61

3.55

CLASS R2 SHARES

2/28/11

(0.15
)

7.16

1.02

4.04

CLASS R5 SHARES

2/28/11

0.12

7.76

1.47

4.47

SELECT CLASS SHARES

7/2/87

(0.06
)

7.59

1.44

4.45

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have different expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index
and the Lipper Equity Income Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell
1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2011

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2011 (Unaudited)

Reporting Period Return:

Fund (Class A Shares, without a sales charge)*

-4.74%

S&P 500/Citigroup Value Index

-5.43%

Net Assets as of 12/31/2011 (In Thousands)

$
288,400

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors contributed to relative performance, while the Fund’s stock selection in the industrials and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., TJX Cos., Inc. and McDonald’s Corp. Shares of
technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon
Energy Corp. and PACCAR, Inc. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

The Fund’s
underweight position versus the Benchmark in healthcare company Pfizer, Inc. also detracted from the Fund’s relative performance as the stock was a strong performer in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.0%
2.	Exxon Mobil Corp.	2.9
3.	General Electric Co.	2.9
4.	Merck & Co., Inc.	2.8
5.	Microsoft Corp.	2.7
6.	ConocoPhillips	2.7
7.	Devon Energy Corp.	2.6
8.	Apple, Inc.	2.6
9.	Chevron Corp.	2.3
10.	T. Rowe Price Group, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Consumer Discretionary	15.5
Energy	13.2
Health Care	10.8
Industrials	10.1
Information Technology	8.0
Consumer Staples	6.8
Telecommunication Services	3.8
Utilities	1.8
Materials	0.7
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(4.74)%	0.32%	(2.37)%	2.58%
With Sales Charge**		(9.75)	(4.93)	(3.42)	2.03
CLASS B SHARES	11/4/93
Without CDSC		(4.98)	(0.17)	(2.86)	2.17
With CDSC***		(9.98)	(5.17)	(3.31)	2.17
CLASS C SHARES	1/2/98
Without CDSC		(4.97)	(0.15)	(2.85)	2.07
With CDSC****		(5.97)	(1.15)	(2.85)	2.07
SELECT CLASS SHARES	1/25/96	(4.56)	0.67	(2.06)	2.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-3.79%
Russell 1000 Growth Index	-3.92%

Net Assets as of 12/31/2011 (In Thousands)	$3,077,289

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the producer durables sector contributed to relative performance. The Fund’s stock selection in the technology sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Alexion Pharmaceuticals, Inc., Apple, Inc. and W.W. Grainger, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

Individual detractors from relative performance included the Fund’s positions in NetFlix, Inc., Illumina, Inc. and Fossil, Inc. Shares of NetFlix, Inc., which provides a subscription service for television shows and movies, decreased after the company lost subscribers due to its price increases and the decision to separate its streaming video and DVD rental services, a decision that the company reversed toward the end of the reporting period. Shares of Illumina, Inc., a developer and manufacturer of life science tools, declined due to the company’s lower-than-expected third-quarter revenue. Shares of Fossil, Inc., a specialty retailer, decreased after the company lowered its expectations for its fourth-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	International Business Machines Corp.	3.3
3.	Google, Inc., Class A	3.1
4.	MasterCard, Inc., Class A	3.1
5.	Philip Morris International, Inc.	2.7
6.	Biogen Idec, Inc.	2.6
7.	McDonald’s Corp.	2.5
8.	Intuitive Surgical, Inc.	2.5
9.	W.W. Grainger, Inc.	2.4
10.	Starbucks Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.7%
Consumer Discretionary	18.8
Health Care	12.9
Industrials	11.0
Consumer Staples	11.0
Energy	9.1
Materials	3.0
Financials	0.7
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		(3.89)%	2.72%	4.68%	3.05%
With Sales Charge**		(8.93)	(2.67)	3.56	2.49
CLASS B SHARES	1/14/94
Without CDSC		(4.11)	2.19	4.11	2.53
With CDSC***		(9.11)	(2.81)	3.77	2.53
CLASS C SHARES	11/4/97
Without CDSC		(4.10)	2.21	4.14	2.43
With CDSC****		(5.10)	1.21	4.14	2.43
CLASS R2 SHARES	11/3/08	(3.99)	2.46	4.43	2.77
CLASS R5 SHARES	4/14/09	(3.69)	3.13	5.03	3.34
CLASS R6 SHARES	11/30/10	(3.63)	3.18	5.05	3.35
SELECT CLASS SHARES	2/28/92	(3.79)	2.90	4.93	3.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-8.26%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$622,416

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the financials sector and underweight versus the Benchmark in the utilities sector detracted from relative performance, while the Fund’s overweight versus the Benchmark in the information technology and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Sprint Nextel Corp. and Imperial Holdings, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of insurer Imperial Holdings, Inc. declined after a federal investigation began on the company.

Individual contributors to relative performance included the Fund’s positions in Wells Fargo & Co., Apple, Inc. and ACE Ltd. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Merck & Co., Inc.	3.6
3.	Citigroup, Inc.	3.3
4.	Chevron Corp.	3.1
5.	ConocoPhillips	2.9
6.	Cisco Systems, Inc.	2.9
7.	Comcast Corp., Class A	2.3
8.	Aflac, Inc.	2.2
9.	Occidental Petroleum Corp.	2.2
10.	MetLife, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.3%
Health Care	15.2
Energy	13.0
Information Technology	11.7
Consumer Discretionary	9.6
Industrials	8.9
Consumer Staples	4.6
Utilities	3.6
Telecommunication Services	3.1
Materials	2.9
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(8.39)%	(4.87)%	(3.27)%	1.92%
With Sales Charge**		(13.17)	(9.83)	(4.30)	1.37
CLASS B SHARES	1/14/94
Without CDSC		(8.58)	(5.34)	(3.79)	1.41
With CDSC***		(13.58)	(10.34)	(4.26)	1.41
CLASS C SHARES	3/22/99
Without CDSC		(8.61)	(5.35)	(3.80)	1.31
With CDSC****		(9.61)	(6.35)	(3.80)	1.31
CLASS R2 SHARES	11/3/08	(8.52)	(5.19)	(3.55)	1.64
CLASS R5 SHARES	5/15/06	(8.14)	(4.50)	(2.86)	2.28
CLASS R6 SHARES	11/30/10	(8.12)	(4.46)	(2.85)	2.28
SELECT CLASS SHARES	3/1/91	(8.26)	(4.78)	(3.08)	2.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	-5.88%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$5,069,115

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the auto and transportation and software and services sectors detracted from relative performance, while the Fund’s stock selection in the systems hardware and financial services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Dendreon Corp., General Motors Co. and Sprint Nextel Corp. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of car manufacturer General Motors Co. declined due to supply chain disruptions, weakness in Europe and concerns over slowing global growth. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Wells Fargo & Co. and Humana, Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Humana, Inc., a U.S. Medicare managed-care provider, gained after the company raised its full-year profit forecast and issued a better-than-expected 2012 outlook.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had modest overweights versus the Benchmark in the auto and transportation and systems hardware sectors. The Fund had modest underweights versus the Benchmark in the real estate investment trusts (REITs) and retail sectors.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Merck & Co., Inc.	2.9
3.	Wells Fargo & Co.	2.3
4.	Microsoft Corp.	2.2
5.	Schlumberger Ltd.	2.0
6.	Procter & Gamble Co. (The)	2.0
7.	Chevron Corp.	1.9
8.	Occidental Petroleum Corp.	1.9
9.	Coca-Cola Co. (The)	1.9
10.	Verizon Communications, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.5%
Consumer Discretionary	14.8
Health Care	13.3
Financials	12.4
Energy	12.0
Industrials	9.8
Consumer Staples	8.7
Materials	3.5
Utilities	2.9
Telecommunication Services	2.6
U.S. Treasury Obligation	0.1
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(6.02)%	(1.81)%	1.28%	3.11%
With Sales Charge**		(10.96)	(6.98)	0.19	2.56
CLASS B SHARES	9/10/01
Without CDSC		(6.36)	(2.35)	0.74	2.64
With CDSC***		(11.36)	(7.35)	0.35	2.64
CLASS C SHARES	9/10/01
Without CDSC		(6.26)	(2.29)	0.75	2.52
With CDSC****		(7.26)	(3.29)	0.75	2.52
CLASS R2 SHARES	11/3/08	(6.23)	(2.09)	1.11	3.02
CLASS R5 SHARES	5/15/06	(5.94)	(1.48)	1.69	3.55
CLASS R6 SHARES	11/30/10	(5.83)	(1.33)	1.72	3.57
INSTITUTIONAL CLASS SHARES	9/17/93	(5.88)	(1.53)	1.66	3.52
SELECT CLASS SHARES	9/10/01	(5.95)	(1.56)	1.51	3.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
	Consumer Discretionary — 11.5%
	Auto Components — 0.5%
129	Johnson Controls, Inc.	4,020

	Automobiles — 0.5%
213	General Motors Co. (a)	4,310

	Diversified Consumer Services — 0.2%
37	DeVry, Inc.	1,423

	Hotels, Restaurants & Leisure — 1.0%
30	Carnival Corp.	989
7	Darden Restaurants, Inc.	328
55	Marriott International, Inc., Class A	1,614
30	McDonald’s Corp.	3,019
32	Yum! Brands, Inc.	1,866

		7,816

	Household Durables — 0.5%
103	D.R. Horton, Inc.	1,298
39	Lennar Corp., Class A	765
128	PulteGroup, Inc. (a)	807
57	Ryland Group, Inc. (The)	898

		3,768

	Internet & Catalog Retail — 0.8%
36	Amazon.com, Inc. (a)	6,291
6	Expedia, Inc.	180
6	TripAdvisor, Inc. (a)	156

		6,627

	Leisure Equipment & Products — 0.1%
21	Hasbro, Inc.	654

	Media — 3.3%
268	CBS Corp. (Non-Voting), Class B	7,282
328	Comcast Corp., Class A	7,779
31	DIRECTV, Class A (a)	1,327
297	Time Warner, Inc.	10,740

		27,128

	Multiline Retail — 1.3%
44	Kohl’s Corp.	2,178
86	Macy’s, Inc.	2,777
24	Nordstrom, Inc.	1,213
87	Target Corp.	4,449

		10,617

	Specialty Retail — 2.2%
15	AutoZone, Inc. (a)	4,732
6	Bed Bath & Beyond, Inc. (a)	348
9	GameStop Corp., Class A (a)	216

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
76	Home Depot, Inc. (The)	3,178
174	Lowe’s Cos., Inc.	4,405
33	Staples, Inc.	458
76	TJX Cos., Inc.	4,934

		18,271

	Textiles, Apparel & Luxury Goods — 1.1%
50	NIKE, Inc., Class B	4,853
30	V.F. Corp.	3,862

		8,715

	Total Consumer Discretionary	93,349

	Consumer Staples — 11.0%
	Beverages — 2.7%
10	Beam, Inc.	492
157	Coca-Cola Co. (The)	11,003
50	Dr. Pepper Snapple Group, Inc.	1,991
120	PepsiCo, Inc.	7,969

		21,455

	Food & Staples Retailing — 2.1%
141	CVS Caremark Corp.	5,749
104	Kroger Co. (The)	2,507
64	Sysco Corp.	1,872
121	Wal-Mart Stores, Inc.	7,251

		17,379

	Food Products — 2.1%
59	General Mills, Inc.	2,395
30	Kellogg Co.	1,505
255	Kraft Foods, Inc., Class A	9,520
29	Ralcorp Holdings, Inc. (a)	2,514
59	Tyson Foods, Inc., Class A	1,224

		17,158

	Household Products — 2.6%
54	Kimberly-Clark Corp.	3,950
261	Procter & Gamble Co. (The)	17,429

		21,379

	Tobacco — 1.5%
167	Altria Group, Inc.	4,961
88	Philip Morris International, Inc.	6,887

		11,848

	Total Consumer Staples	89,219

	Energy — 11.7%
	Energy Equipment & Services — 2.5%
63	Baker Hughes, Inc.	3,085

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy Equipment & Services — Continued
62	Halliburton Co.	2,133
77	National Oilwell Varco, Inc.	5,257
31	Rowan Cos., Inc. (a)	952
117	Schlumberger Ltd.	7,983
55	Weatherford International Ltd., (Switzerland) (a)	805

		20,215

	Oil, Gas & Consumable Fuels — 9.2%
18	Anadarko Petroleum Corp.	1,381
47	Chesapeake Energy Corp.	1,039
179	Chevron Corp.	19,016
118	ConocoPhillips	8,583
76	Devon Energy Corp.	4,734
275	Exxon Mobil Corp.	23,342
21	Hess Corp.	1,164
64	Marathon Oil Corp.	1,868
12	Murphy Oil Corp.	669
79	Occidental Petroleum Corp.	7,386
115	Southwestern Energy Co. (a)	3,674
39	Valero Energy Corp.	812
40	Williams Cos., Inc. (The)	1,336

		75,004

	Total Energy	95,219

	Financials — 13.1%
	Capital Markets — 1.9%
12	BlackRock, Inc.	2,192
43	Goldman Sachs Group, Inc. (The)	3,863
185	Invesco Ltd.	3,710
8	Legg Mason, Inc.	199
157	Morgan Stanley	2,373
79	State Street Corp.	3,165

		15,502

	Commercial Banks — 2.1%
68	SunTrust Banks, Inc.	1,207
559	Wells Fargo & Co.	15,413
12	Zions Bancorp	198

		16,818

	Consumer Finance — 1.7%
127	American Express Co.	5,999
164	Capital One Financial Corp.	6,941
37	Discover Financial Services	878

		13,818

	Diversified Financial Services — 2.3%
1,154	Bank of America Corp.	6,419

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
276	Citigroup, Inc.	7,260
11	CME Group, Inc., Class A	2,627
22	IntercontinentalExchange, Inc. (a)	2,708

		19,014

	Insurance — 3.3%
73	ACE Ltd., (Switzerland)	5,120
97	Allstate Corp. (The)	2,648
37	Axis Capital Holdings Ltd., (Bermuda)	1,179
99	Berkshire Hathaway, Inc., Class B (a)	7,579
34	Everest Re Group Ltd., (Bermuda)	2,843
114	MetLife, Inc.	3,567
6	PartnerRe Ltd., (Bermuda)	378
65	Prudential Financial, Inc.	3,253

		26,567

	Real Estate Investment Trusts (REITs) — 1.8%
29	Alexandria Real Estate Equities, Inc.	2,014
40	Colonial Properties Trust	843
51	Duke Realty Corp.	613
11	Equity Lifestyle Properties, Inc.	760
24	Highwoods Properties, Inc.	715
41	Mack-Cali Realty Corp.	1,102
14	Mid-America Apartment Communities, Inc.	876
21	Pebblebrook Hotel Trust	395
10	Plum Creek Timber Co., Inc.	355
20	Post Properties, Inc.	861
20	Regency Centers Corp.	752
68	Senior Housing Properties Trust	1,519
53	Ventas, Inc.	2,908
36	Weyerhaeuser Co.	670

		14,383

	Total Financials	106,102

	Health Care — 11.5%
	Biotechnology — 1.9%
17	Alexion Pharmaceuticals, Inc. (a)	1,208
52	Biogen Idec, Inc. (a)	5,701
108	Celgene Corp. (a)	7,332
28	Vertex Pharmaceuticals, Inc. (a)	920

		15,161

	Health Care Equipment & Supplies — 1.3%
32	Becton, Dickinson & Co.	2,410
188	Covidien plc, (Ireland)	8,452

		10,862

	Health Care Providers & Services — 2.2%
35	Aetna, Inc.	1,474

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
51	Humana, Inc.	4,452
55	McKesson Corp.	4,319
142	UnitedHealth Group, Inc.	7,216

		17,461

	Life Sciences Tools & Services — 0.1%
12	Life Technologies Corp. (a)	467
29	PerkinElmer, Inc.	570

		1,037

	Pharmaceuticals — 6.0%
136	Abbott Laboratories	7,630
27	Allergan, Inc.	2,343
68	Johnson & Johnson	4,485
424	Merck & Co., Inc.	15,975
145	Mylan, Inc. (a)	3,121
655	Pfizer, Inc.	14,180
29	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,150

		48,884

	Total Health Care	93,405

	Industrials — 10.6%
	Aerospace & Defense — 2.2%
24	General Dynamics Corp.	1,594
7	Goodrich Corp.	891
85	Honeywell International, Inc.	4,608
17	Northrop Grumman Corp.	982
132	United Technologies Corp.	9,656

		17,731

	Airlines — 0.2%
151	Southwest Airlines Co.	1,292

	Building Products — 0.1%
68	Masco Corp.	710

	Construction & Engineering — 0.5%
88	Fluor Corp.	4,440

	Electrical Equipment — 0.8%
148	Emerson Electric Co.	6,879

	Industrial Conglomerates — 2.9%
60	3M Co.	4,926
741	General Electric Co.	13,264
112	Tyco International Ltd., (Switzerland)	5,240

		23,430

	Machinery — 0.9%
4	Cummins, Inc.	379

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
72	Ingersoll-Rand plc, (Ireland)	2,197
123	PACCAR, Inc.	4,622

		7,198

	Road & Rail — 3.0%
355	CSX Corp.	7,466
82	Norfolk Southern Corp.	5,943
101	Union Pacific Corp.	10,719

		24,128

	Total Industrials	85,808

	Information Technology — 18.4%
	Communications Equipment — 2.0%
493	Cisco Systems, Inc.	8,906
36	Juniper Networks, Inc. (a)	741
127	QUALCOMM, Inc.	6,941

		16,588

	Computers & Peripherals — 5.2%
84	Apple, Inc. (a)	34,186
174	EMC Corp. (a)	3,753
90	Hewlett-Packard Co.	2,316
10	NetApp, Inc. (a)	348
17	SanDisk Corp. (a)	812
16	Western Digital Corp. (a)	492

		41,907

	Electronic Equipment, Instruments & Components — 0.2%
52	TE Connectivity Ltd., (Switzerland)	1,587

	Internet Software & Services — 1.6%
25	eBay, Inc. (a)	749
17	Google, Inc., Class A (a)	11,167
86	Yahoo!, Inc. (a)	1,394

		13,310

	IT Services — 3.8%
84	Accenture plc, (Ireland), Class A	4,488
25	Booz Allen Hamilton Holding Corp. (a)	436
42	Cognizant Technology Solutions Corp., Class A (a)	2,673
50	Genpact Ltd., (Bermuda) (a)	741
102	International Business Machines Corp.	18,837
11	MasterCard, Inc., Class A	4,064

		31,239

	Semiconductors & Semiconductor Equipment — 2.2%
86	Altera Corp.	3,198
34	Broadcom Corp., Class A (a)	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
38	Freescale Semiconductor Holdings I Ltd. (a)	482
47	Intel Corp.	1,146
83	Lam Research Corp. (a)	3,057
211	LSI Corp. (a)	1,257
57	Marvell Technology Group Ltd., (Bermuda) (a)	794
70	Micron Technology, Inc. (a)	441
107	ON Semiconductor Corp. (a)	829
40	Texas Instruments, Inc.	1,155
133	Xilinx, Inc.	4,280

		17,643

	Software — 3.4%
76	Adobe Systems, Inc. (a)	2,137
656	Microsoft Corp.	17,033
302	Oracle Corp.	7,734
41	Zynga, Inc., Class A (a)	386

		27,290

	Total Information Technology	149,564

	Materials — 3.5%
	Chemicals — 2.2%
57	Air Products & Chemicals, Inc.	4,833
29	Dow Chemical Co. (The)	834
212	E.I. du Pont de Nemours & Co.	9,709
27	Georgia Gulf Corp. (a)	522
34	Mosaic Co. (The)	1,705

		17,603

	Containers & Packaging — 0.4%
34	Ball Corp.	1,217
23	Crown Holdings, Inc. (a)	786
74	Sealed Air Corp.	1,271

		3,274

	Metals & Mining — 0.9%
235	Alcoa, Inc.	2,033
93	Freeport-McMoRan Copper & Gold, Inc.	3,407
34	Newmont Mining Corp.	2,065

		7,505

	Total Materials	28,382

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 2.6%
273	AT&T, Inc.	8,258
70	Frontier Communications Corp.	363
314	Verizon Communications, Inc.	12,594

		21,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
37	Crown Castle International Corp. (a)	1,649
467	Sprint Nextel Corp. (a)	1,093

		2,742

	Total Telecommunication Services	23,957

	Utilities — 4.1%
	Electric Utilities — 2.3%
115	American Electric Power Co., Inc.	4,766
45	Exelon Corp.	1,956
76	NextEra Energy, Inc.	4,623
86	Northeast Utilities	3,096
52	NV Energy, Inc.	845
107	PPL Corp.	3,160

		18,446

	Gas Utilities — 0.3%
69	AGL Resources, Inc.	2,930

	Multi-Utilities — 1.5%
250	CenterPoint Energy, Inc.	5,031
27	Dominion Resources, Inc.	1,412
31	DTE Energy Co.	1,689
14	OGE Energy Corp.	811
80	PG&E Corp.	3,281

		12,224

	Total Utilities	33,600

	Total Common Stocks (Cost $713,688)	798,605

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
2,010	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $2,015)	2,016

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
17,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $17,061)	17,061

	Total Investments — 100.7% (Cost $732,764)	817,682
	Liabilities in Excess of Other Assets — (0.7)%	(6,275)

	NET ASSETS — 100.0%	$811,407

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Short Position
SHARES	SECURITY DESCRIPTION	VALUE
(11)	WPX Energy, Inc. (a) (w) † (Proceeds $198)	$(200)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
192	E-mini S&P 500	03/16/12	$12,025	$436

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 17.1%
	Hotels, Restaurants & Leisure — 6.4%
19	McDonald’s Corp.	1,934
3	Wynn Resorts Ltd.	298

		2,232

	Internet & Catalog Retail — 6.8%
8	Amazon.com, Inc. (a)	1,303
2	priceline.com, Inc. (a)	1,097

		2,400

	Media — 3.9%
32	DIRECTV, Class A (a)	1,358

	Total Consumer Discretionary	5,990

	Energy — 8.5%
	Energy Equipment & Services — 8.5%
24	Cameron International Corp. (a)	1,161
21	National Oilwell Varco, Inc.	1,397
6	Schlumberger Ltd.	427

	Total Energy	2,985

	Financials — 2.5%
	Consumer Finance — 2.5%
21	Capital One Financial Corp.	894

	Health Care — 16.4%
	Biotechnology — 8.7%
11	Biogen Idec, Inc. (a)	1,188
28	Celgene Corp. (a)	1,881

		3,069

	Health Care Providers & Services — 3.6%
28	Express Scripts, Inc. (a)	1,255

	Health Care Technology — 1.6%
9	Cerner Corp. (a)	562

	Pharmaceuticals — 2.5%
10	Allergan, Inc.	884

	Total Health Care	5,770

	Industrials — 9.6%
	Machinery — 4.0%
8	Cummins, Inc.	687
13	Pall Corp.	726

		1,413

	Road & Rail — 5.6%
29	Kansas City Southern (a)	1,945

	Total Industrials	3,358

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 38.2%
	Communications Equipment — 3.4%
22	QUALCOMM, Inc.	1,192

	Computers & Peripherals — 13.6%
8	Apple, Inc. (a)	3,090
53	EMC Corp. (a)	1,138
15	NetApp, Inc. (a)	548

		4,776

	Internet Software & Services — 7.2%
7	Baidu, Inc., (China), ADR (a)	813
3	Google, Inc., Class A (a)	1,728

		2,541

	IT Services — 9.4%
19	Cognizant Technology Solutions Corp., Class A (a)	1,208
4	MasterCard, Inc., Class A	1,428
14	Teradata Corp. (a)	660

		3,296

	Semiconductors & Semiconductor Equipment — 3.0%
39	ARM Holdings plc, (United Kingdom), ADR	1,068

	Software — 1.6%
5	Salesforce.com, Inc. (a)	555

	Total Information Technology	13,428

	Materials — 3.7%
	Chemicals — 3.7%
3	CF Industries Holdings, Inc.	370
13	Monsanto Co.	934

	Total Materials	1,304

	Total Common Stocks (Cost $32,394)	33,729

Short-Term Investment — 4.2%
	Investment Company — 4.2%
1,464	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $1,464)	1,464

	Total Investments — 100.2% (Cost $33,858)	35,193
	Liabilities in Excess of Other Assets — (0.2)%	(61)

	NET ASSETS — 100.0%	$35,132

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 12.6%
	Auto Components — 0.5%
212	Gentex Corp.	6,273

	Distributors — 1.1%
104	Genuine Parts Co.	6,349
244	Pool Corp.	7,345

		13,694

	Hotels, Restaurants & Leisure — 2.5%
230	Darden Restaurants, Inc.	10,464
116	McDonald’s Corp.	11,681
178	Yum! Brands, Inc.	10,484

		32,629

	Household Durables — 0.9%
196	Tupperware Brands Corp.	10,985

	Media — 3.2%
718	Cinemark Holdings, Inc.	13,268
216	Time Warner Cable, Inc.	13,730
384	Time Warner, Inc.	13,894

		40,892

	Specialty Retail — 2.9%
313	Home Depot, Inc. (The)	13,156
250	Limited Brands, Inc.	10,097
82	Tiffany & Co.	5,451
131	TJX Cos., Inc.	8,453

		37,157

	Textiles, Apparel & Luxury Goods — 1.5%
71	NIKE, Inc., Class B	6,818
101	V.F. Corp.	12,797

		19,615

	Total Consumer Discretionary	161,245

	Consumer Staples — 7.9%
	Beverages — 1.5%
207	Coca-Cola Co. (The)	14,460
122	Dr. Pepper Snapple Group, Inc.	4,805

		19,265

	Food Products — 2.8%
236	Hershey Co. (The)	14,569
163	JM Smucker Co. (The)	12,732
239	Kraft Foods, Inc., Class A	8,945

		36,246

	Household Products — 1.3%
240	Procter & Gamble Co. (The)	15,988

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.3%
96	Lorillard, Inc.	10,996
237	Philip Morris International, Inc.	18,594

		29,590

	Total Consumer Staples	101,089

	Energy — 10.7%
	Oil, Gas & Consumable Fuels — 10.7%
216	Chevron Corp.	22,992
487	ConocoPhillips	35,459
220	Energy Transfer Equity LP	8,927
277	Exxon Mobil Corp.	23,499
113	Kinder Morgan, Inc.	3,642
271	NuStar GP Holdings LLC	9,019
124	Occidental Petroleum Corp.	11,619
301	Spectra Energy Corp.	9,248
399	Williams Cos., Inc. (The)	13,178

	Total Energy	137,583

	Financials — 21.6%
	Capital Markets — 5.5%
330	Bank of New York Mellon Corp. (The)	6,567
104	BlackRock, Inc.	18,505
286	Northern Trust Corp.	11,342
472	T. Rowe Price Group, Inc.	26,883
156	W.P. Carey & Co. LLC	6,370

		69,667

	Commercial Banks — 6.4%
382	BB&T Corp.	9,622
138	Cullen/Frost Bankers, Inc.	7,283
215	M&T Bank Corp.	16,439
585	U.S. Bancorp	15,830
1,195	Wells Fargo & Co.	32,944

		82,118

	Consumer Finance — 1.0%
273	American Express Co.	12,883

	Insurance — 4.8%
146	Chubb Corp. (The)	10,098
202	Cincinnati Financial Corp.	6,150
375	OneBeacon Insurance Group Ltd., Class A	5,764
190	Prudential Financial, Inc.	9,512
206	Travelers Cos., Inc. (The)	12,191
423	Validus Holdings Ltd., (Bermuda)	13,311
242	XL Group plc, (Ireland)	4,780

		61,806

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 3.4%
136	Agree Realty Corp.	3,317
119	Alexandria Real Estate Equities, Inc.	8,228
239	National Health Investors, Inc.	10,525
55	Public Storage	7,426
107	Simon Property Group, Inc.	13,802

		43,298

	Thrifts & Mortgage Finance — 0.5%
528	People’s United Financial, Inc.	6,781

	Total Financials	276,553

	Health Care — 11.7%
	Health Care Equipment & Supplies — 2.2%
214	Baxter International, Inc.	10,570
109	Becton, Dickinson & Co.	8,143
221	Covidien plc, (Ireland)	9,932

		28,645

	Health Care Providers & Services — 1.0%
483	Lincare Holdings, Inc.	12,425

	Pharmaceuticals — 8.5%
187	Abbott Laboratories	10,533
388	Johnson & Johnson	25,444
896	Merck & Co., Inc.	33,783
1,838	Pfizer, Inc.	39,773

		109,533

	Total Health Care	150,603

	Industrials — 9.3%
	Aerospace & Defense — 1.7%
172	Honeywell International, Inc.	9,327
176	United Technologies Corp.	12,866

		22,193

	Air Freight & Logistics — 0.5%
87	United Parcel Service, Inc., Class B	6,370

	Commercial Services & Supplies — 0.8%
370	Republic Services, Inc.	10,206

	Electrical Equipment — 1.1%
287	Emerson Electric Co.	13,391

	Industrial Conglomerates — 1.4%
211	3M Co.	17,226

	Machinery — 2.1%
349	PACCAR, Inc.	13,089
280	Snap-on, Inc.	14,157

		27,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.3%
314	Seaspan Corp., (Hong Kong)	4,296

	Road & Rail — 1.0%
182	Norfolk Southern Corp.	13,280

	Trading Companies & Distributors — 0.4%
82	Watsco, Inc.	5,376

	Total Industrials	119,584

	Information Technology — 8.8%
	Electronic Equipment, Instruments & Components — 0.7%
375	Molex, Inc.	8,951

	IT Services — 2.6%
184	Accenture plc, (Ireland), Class A	9,810
254	Automatic Data Processing, Inc.	13,714
52	International Business Machines Corp.	9,627

		33,151

	Semiconductors & Semiconductor Equipment — 4.0%
393	Analog Devices, Inc.	14,050
300	KLA-Tencor Corp.	14,455
292	Linear Technology Corp.	8,783
452	Xilinx, Inc.	14,504

		51,792

	Software — 1.5%
733	Microsoft Corp.	19,027

	Total Information Technology	112,921

	Materials — 4.2%
	Chemicals — 3.7%
143	Air Products & Chemicals, Inc.	12,170
287	E.I. du Pont de Nemours & Co.	13,130
258	PPG Industries, Inc.	21,581

		46,881

	Containers & Packaging — 0.5%
143	Greif, Inc., Class A	6,520

	Total Materials	53,401

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 4.0%
442	AT&T, Inc.	13,367
347	CenturyLink, Inc.	12,919
611	Verizon Communications, Inc.	24,525

	Total Telecommunication Services	50,811

	Utilities — 7.0%
	Electric Utilities — 3.3%
235	NextEra Energy, Inc.	14,333

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
294	Northeast Utilities	10,590
377	Southern Co. (The)	17,438

		42,361

	Gas Utilities — 1.1%
169	ONEOK, Inc.	14,661

	Multi-Utilities — 2.3%
720	CMS Energy Corp. (c)	15,899
253	Sempra Energy	13,904

		29,803

	Water Utilities — 0.3%
105	American Water Works Co., Inc.	3,345

	Total Utilities	90,170

	Total Common Stocks (Cost $1,132,836)	1,253,960

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.6%
	Investment Company — 4.6%
58,965	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $58,965)	58,965

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company —0.0% (g)
333	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $333)	333

	Total Investments — 102.4% (Cost $1,192,134)	1,313,258
	Liabilities in Excess of Other Assets — (2.4)%	(30,424)

	NET ASSETS — 100.0%	$1,282,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 15.3%
	Hotels, Restaurants & Leisure — 3.4%
76	Marriott International, Inc., Class A	2,205
34	McDonald’s Corp.	3,361
71	Yum! Brands, Inc.	4,184

		9,750

	Internet & Catalog Retail — 0.6%
30	Expedia, Inc.	877
30	TripAdvisor, Inc. (a)	761

		1,638

	Media — 4.9%
142	Comcast Corp., Class A	3,371
90	DISH Network Corp., Class A	2,575
156	Gannett Co., Inc.	2,079
85	Time Warner, Inc.	3,061
82	Walt Disney Co. (The)	3,079

		14,165

	Specialty Retail — 4.4%
10	AutoZone, Inc. (a)	3,152
65	Gap, Inc. (The)	1,213
71	Home Depot, Inc. (The)	2,993
37	Tiffany & Co.	2,439
45	TJX Cos., Inc.	2,898

		12,695

	Textiles, Apparel & Luxury Goods — 2.0%
33	NIKE, Inc., Class B	3,200
21	V.F. Corp.	2,692

		5,892

	Total Consumer Discretionary	44,140

	Consumer Staples — 6.7%
	Beverages — 1.8%
55	Beam, Inc.	2,838
58	Dr. Pepper Snapple Group, Inc.	2,278

		5,116

	Food & Staples Retailing — 1.1%
97	Walgreen Co.	3,197

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,470

	Household Products — 1.2%
51	Procter & Gamble Co. (The)	3,392

	Tobacco — 1.8%
66	Philip Morris International, Inc.	5,140

	Total Consumer Staples	19,315

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 13.1%
	Oil, Gas & Consumable Fuels — 13.1%
63	Chevron Corp.	6,688
107	ConocoPhillips	7,831
121	Devon Energy Corp.	7,521
30	Energen Corp.	1,515
33	EQT Corp.	1,786
99	Exxon Mobil Corp.	8,399
124	Williams Cos., Inc. (The)	4,091

	Total Energy	37,831

	Financials — 26.5%
	Capital Markets — 8.0%
16	Affiliated Managers Group, Inc. (a)	1,555
57	Ameriprise Financial, Inc.	2,844
14	BlackRock, Inc.	2,442
174	Charles Schwab Corp. (The)	1,963
137	Invesco Ltd.	2,746
184	Morgan Stanley	2,781
62	Northern Trust Corp.	2,467
110	T. Rowe Price Group, Inc.	6,236

		23,034

	Commercial Banks — 7.3%
75	BB&T Corp.	1,888
61	CIT Group, Inc. (a)	2,130
36	M&T Bank Corp.	2,710
213	U.S. Bancorp	5,770
314	Wells Fargo & Co.	8,640

		21,138

	Consumer Finance — 2.1%
126	American Express Co.	5,920

	Diversified Financial Services — 2.2%
451	Bank of America Corp.	2,510
141	Citigroup, Inc.	3,706

		6,216

	Insurance — 4.2%
104	Loews Corp.	3,904
71	Prudential Financial, Inc.	3,559
85	Validus Holdings Ltd., (Bermuda)	2,669
107	XL Group plc, (Ireland)	2,107

		12,239

	Real Estate Management & Development — 2.3%
141	Brookfield Asset Management, Inc., (Canada), Class A	3,886
175	Brookfield Office Properties, Inc.	2,729

		6,615

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.4%
95	People’s United Financial, Inc.	1,226

	Total Financials	76,388

	Health Care — 10.7%
	Health Care Equipment & Supplies — 1.9%
39	Baxter International, Inc.	1,925
28	Becton, Dickinson & Co.	2,115
30	Covidien plc, (Ireland)	1,351

		5,391

	Health Care Providers & Services — 2.5%
154	Lincare Holdings, Inc.	3,954
67	UnitedHealth Group, Inc.	3,391

		7,345

	Pharmaceuticals — 6.3%
53	Abbott Laboratories	2,991
58	Johnson & Johnson	3,817
215	Merck & Co., Inc.	8,089
155	Pfizer, Inc.	3,348

		18,245

	Total Health Care	30,981

	Industrials — 10.0%
	Aerospace & Defense — 2.9%
73	Honeywell International, Inc.	3,946
23	L-3 Communications Holdings, Inc.	1,547
37	United Technologies Corp.	2,719

		8,212

	Electrical Equipment — 1.7%
41	Cooper Industries plc	2,204
60	Emerson Electric Co.	2,809

		5,013

	Industrial Conglomerates — 3.9%
38	3M Co.	3,130
457	General Electric Co.	8,176

		11,306

	Machinery — 1.5%
114	PACCAR, Inc.	4,272

	Total Industrials	28,803

	Information Technology — 7.9%
	Communications Equipment — 0.8%
41	QUALCOMM, Inc.	2,248

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 2.6%
18	Apple, Inc. (a)	7,452

	Internet Software & Services — 0.6%
99	Yahoo!, Inc. (a)	1,597

	IT Services — 1.2%
19	International Business Machines Corp.	3,567

	Software — 2.7%
302	Microsoft Corp.	7,851

	Total Information Technology	22,715

	Materials — 0.8%
	Chemicals — 0.8%
47	E.I. du Pont de Nemours & Co.	2,165

	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 3.8%
81	AT&T, Inc.	2,440
75	CenturyLink, Inc.	2,786
143	Verizon Communications, Inc.	5,738

	Total Telecommunication Services	10,964

	Utilities — 1.7%
	Multi-Utilities — 1.7%
153	CMS Energy Corp.	3,369
30	Sempra Energy	1,667

	Total Utilities	5,036

	Total Common Stocks (Cost $212,191)	278,338

Short-Term Investment — 2.5%
	Investment Company — 2.5%
7,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $7,314)	7,314

	Total Investments — 99.0% (Cost $219,505)	285,652
	Other Assets in Excess of Liabilities — 1.0%	2,748

	NET ASSETS — 100.0%	$288,400

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 18.8%
	Auto Components — 1.3%
585	BorgWarner, Inc. (a)	37,256
137	Johnson Controls, Inc.	4,280

		41,536

	Hotels, Restaurants & Leisure — 5.7%
784	McDonald’s Corp.	78,618
1,509	Starbucks Corp.	69,406
250	Wynn Resorts Ltd.	27,656

		175,680

	Internet & Catalog Retail — 3.3%
367	Amazon.com, Inc. (a)	63,500
139	NetFlix, Inc. (a)	9,645
60	priceline.com, Inc. (a)	27,969

		101,114

	Media — 1.5%
1,065	DIRECTV, Class A (a)	45,528

	Multiline Retail — 1.4%
514	Dollar Tree, Inc. (a)	42,719

	Specialty Retail — 3.2%
874	Bed Bath & Beyond, Inc. (a)	50,660
585	O’Reilly Automotive, Inc. (a)	46,755

		97,415

	Textiles, Apparel & Luxury Goods — 2.4%
195	Fossil, Inc. (a)	15,491
180	Lululemon Athletica, Inc., (Canada) (a)	8,399
372	Ralph Lauren Corp.	51,393

		75,283

	Total Consumer Discretionary	579,275

	Consumer Staples — 9.8%
	Beverages — 4.0%
985	Coca-Cola Co. (The)	68,900
604	Hansen Natural Corp. (a)	55,680

		124,580

	Household Products — 1.1%
372	Colgate-Palmolive Co.	34,406

	Personal Products — 1.9%
512	Estee Lauder Cos., Inc. (The), Class A	57,463

	Tobacco — 2.8%
1,081	Philip Morris International, Inc.	84,869

	Total Consumer Staples	301,318

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.1%
	Energy Equipment & Services — 3.9%
1,012	FMC Technologies, Inc. (a)	52,852
574	National Oilwell Varco, Inc.	39,038
428	Schlumberger Ltd.	29,242

		121,132

	Oil, Gas & Consumable Fuels — 5.2%
576	Concho Resources, Inc. (a)	54,028
485	Exxon Mobil Corp.	41,075
572	Occidental Petroleum Corp.	53,577
246	Whiting Petroleum Corp. (a)	11,472

		160,152

	Total Energy	281,284

	Financials — 0.7%
	Capital Markets — 0.7%
387	T. Rowe Price Group, Inc.	22,017

	Health Care — 13.0%
	Biotechnology — 4.6%
848	Alexion Pharmaceuticals, Inc. (a)	60,661
721	Biogen Idec, Inc. (a)	79,346

		140,007

	Health Care Equipment & Supplies — 2.5%
164	Intuitive Surgical, Inc. (a)	75,795

	Health Care Providers & Services — 1.4%
488	Express Scripts, Inc. (a)	21,788
258	Humana, Inc.	22,568

		44,356

	Health Care Technology — 1.2%
609	Cerner Corp. (a)	37,307

	Life Sciences Tools & Services — 0.3%
302	Illumina, Inc. (a)	9,193

	Pharmaceuticals — 3.0%
747	Allergan, Inc.	65,577
230	Novo Nordisk A/S, (Denmark), ADR	26,452

		92,029

	Total Health Care	398,687

	Industrials — 11.1%
	Aerospace & Defense — 2.0%
115	Goodrich Corp.	14,275
282	Precision Castparts Corp.	46,520

		60,795

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — 4.8%
552	Caterpillar, Inc.	50,038
481	Cummins, Inc.	42,373
257	Deere & Co.	19,887
469	Joy Global, Inc.	35,124

		147,422

	Road & Rail — 1.9%
556	Union Pacific Corp.	58,860

	Trading Companies & Distributors — 2.4%
389	W.W. Grainger, Inc.	72,817

	Total Industrials	339,894

	Information Technology — 30.9%
	Communications Equipment — 3.0%
323	F5 Networks, Inc. (a)	34,224
1,075	QUALCOMM, Inc.	58,802

		93,026

	Computers & Peripherals — 8.0%
505	Apple, Inc. (a)	204,553
1,158	EMC Corp. (a)	24,943
418	NetApp, Inc. (a)	15,176

		244,672

	Internet Software & Services — 3.7%
158	Baidu, Inc., (China), ADR (a)	18,379
148	Google, Inc., Class A (a)	95,771

		114,150

	IT Services — 8.0%
751	Cognizant Technology Solutions Corp., Class A (a)	48,278
555	International Business Machines Corp.	102,068
257	MasterCard, Inc., Class A	95,628

		245,974

	Semiconductors & Semiconductor Equipment — 1.7%
538	Altera Corp.	19,949
1,192	ARM Holdings plc, (United Kingdom), ADR	32,988

		52,937

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 6.5%
451	Citrix Systems, Inc. (a)	27,379
233	FactSet Research Systems, Inc.	20,301
709	Intuit, Inc.	37,297
1,104	Oracle Corp.	28,330
704	Red Hat, Inc. (a)	29,068
269	Salesforce.com, Inc. (a)	27,272
346	VMware, Inc., Class A (a)	28,775

		198,422

	Total Information Technology	949,181

	Materials — 3.0%
	Chemicals — 2.5%
271	CF Industries Holdings, Inc.	39,348
359	Praxair, Inc.	38,409

		77,757

	Metals & Mining — 0.5%
430	Freeport-McMoRan Copper & Gold, Inc.	15,827

	Total Materials	93,584

	Total Common Stocks (Cost $2,904,339)	2,965,240

Preferred Stock — 1.2%
	Consumer Staples — 1.2%
	Beverages — 1.2%
1,038	Cia de Bebidas das Americas, (Brazil), ADR (Cost $33,022)	37,450

Short-Term Investment — 2.8%
	Investment Company — 2.8%
87,450	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $87,450)	87,450

	Total Investments — 100.4% (Cost $3,024,811)	3,090,140
	Liabilities in Excess of Other Assets — (0.4)%	(12,851)

	NET ASSETS — 100.0%	$3,077,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 9.6%
	Auto Components — 1.0%
93	Johnson Controls, Inc.	2,904
47	Lear Corp.	1,859
51	TRW Automotive Holdings Corp. (a)	1,666

		6,429

	Automobiles — 0.6%
191	General Motors Co. (a)	3,876

	Hotels, Restaurants & Leisure — 0.2%
45	Carnival Corp.	1,459

	Media — 6.2%
345	CBS Corp. (Non-Voting), Class B	9,351
606	Comcast Corp., Class A	14,374
621	News Corp. (Non-Voting), Class A	11,075
91	Scripps Networks Interactive, Inc., Class A	3,852

		38,652

	Multiline Retail — 0.5%
55	Target Corp.	2,832

	Specialty Retail — 1.1%
7	AutoZone, Inc. (a)	2,145
111	Home Depot, Inc. (The)	4,658

		6,803

	Total Consumer Discretionary	60,051

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.8%
279	CVS Caremark Corp.	11,363

	Food Products — 1.4%
238	Kraft Foods, Inc., Class A	8,881

	Household Products — 1.4%
128	Procter & Gamble Co. (The)	8,571

	Total Consumer Staples	28,815

	Energy — 13.0%
	Energy Equipment & Services — 1.5%
106	Baker Hughes, Inc.	5,156
56	Schlumberger Ltd.	3,825

		8,981

	Oil, Gas & Consumable Fuels — 11.5%
66	Apache Corp.	5,962
179	Chevron Corp.	19,059
251	ConocoPhillips	18,323
90	Devon Energy Corp.	5,598
144	Occidental Petroleum Corp.	13,449
73	Peabody Energy Corp.	2,424

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
259	Williams Cos., Inc. (The) (a)	7,004

		71,819

	Total Energy	80,800

	Financials — 26.3%
	Capital Markets — 3.9%
47	Goldman Sachs Group, Inc. (The)	4,275
529	Morgan Stanley	8,006
303	State Street Corp.	12,199

		24,480

	Commercial Banks — 5.9%
648	Huntington Bancshares, Inc.	3,557
182	U.S. Bancorp	4,914
1,029	Wells Fargo & Co.	28,368

		36,839

	Consumer Finance — 1.8%
264	Capital One Financial Corp.	11,170

	Diversified Financial Services — 4.6%
348	Bank of America Corp.	1,937
775	Citigroup, Inc.	20,388
10	CME Group, Inc.	2,412
10	IntercontinentalExchange, Inc. (a)	1,242
136	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,374

		28,353

	Insurance — 10.1%
73	ACE Ltd., (Switzerland)	5,136
319	Aflac, Inc.	13,788
92	Allstate Corp. (The)	2,533
155	Berkshire Hathaway, Inc., Class B (a)	11,797
56	Everest Re Group Ltd., (Bermuda)	4,726
426	MetLife, Inc.	13,276
231	Prudential Financial, Inc.	11,568

		62,824

	Total Financials	163,666

	Health Care — 15.2%
	Biotechnology — 2.0%
53	Biogen Idec, Inc. (a)	5,802
100	Celgene Corp. (a)	6,760

		12,562

	Health Care Equipment & Supplies — 0.6%
86	Covidien plc, (Ireland)	3,862

	Health Care Providers & Services — 6.9%
113	Cigna Corp.	4,725

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
104	Humana, Inc.	9,134
133	McKesson Corp.	10,333
259	UnitedHealth Group, Inc.	13,131
81	WellPoint, Inc.	5,396

		42,719

	Pharmaceuticals — 5.7%
589	Merck & Co., Inc.	22,214
149	Mylan, Inc. (a)	3,206
474	Pfizer, Inc.	10,268

		35,688

	Total Health Care	94,831

	Industrials — 8.9%
	Aerospace & Defense — 1.1%
91	United Technologies Corp.	6,681

	Building Products — 0.1%
60	Masco Corp.	631

	Construction & Engineering — 0.6%
74	Fluor Corp.	3,703

	Industrial Conglomerates — 2.3%
466	General Electric Co.	8,349
128	Tyco International Ltd., (Switzerland)	5,977

		14,326

	Machinery — 1.7%
38	Joy Global, Inc.	2,880
67	Navistar International Corp. (a)	2,532
71	Parker Hannifin Corp.	5,395

		10,807

	Road & Rail — 3.1%
362	Hertz Global Holdings, Inc. (a)	4,240
159	Norfolk Southern Corp.	11,577
32	Union Pacific Corp.	3,414

		19,231

	Total Industrials	55,379

	Information Technology — 11.8%
	Communications Equipment — 2.9%
1,008	Cisco Systems, Inc.	18,223

	Computers & Peripherals — 2.4%
25	Apple, Inc. (a)	10,040
195	Hewlett-Packard Co.	5,018

		15,058

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.8%
95	Arrow Electronics, Inc. (a)	3,565
106	Avnet, Inc. (a)	3,286
131	TE Connectivity Ltd., (Switzerland)	4,048

		10,899

	IT Services — 0.5%
175	Western Union Co. (The)	3,201

	Semiconductors & Semiconductor Equipment — 2.2%
91	Altera Corp.	3,380
56	Broadcom Corp., Class A (a)	1,653
106	Intel Corp.	2,581
50	Lam Research Corp. (a)	1,855
62	Marvell Technology Group Ltd., (Bermuda) (a)	864
105	Xilinx, Inc.	3,368

		13,701

	Software — 2.0%
278	Microsoft Corp.	7,223
189	Oracle Corp.	4,848

		12,071

	Total Information Technology	73,153

	Materials — 2.9%
	Chemicals — 1.3%
173	E.I. du Pont de Nemours & Co.	7,918

	Containers & Packaging — 0.7%
37	Ball Corp.	1,318
99	Crown Holdings, Inc. (a)	3,328

		4,646

	Metals & Mining — 0.9%
168	Alcoa, Inc.	1,449
110	Freeport-McMoRan Copper & Gold, Inc.	4,051

		5,500

	Total Materials	18,064

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.0%
152	CenturyLink, Inc.	5,651
317	Verizon Communications, Inc.	12,711

		18,362

	Wireless Telecommunication Services — 0.1%
279	Sprint Nextel Corp. (a)	652

	Total Telecommunication Services	19,014

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued

	Utilities — 3.6%
	Electric Utilities — 1.7%
91	NextEra Energy, Inc.	5,539
160	PPL Corp.	4,692

		10,231

	Gas Utilities — 0.8%
120	AGL Resources, Inc.	5,087

	Multi-Utilities — 1.1%
248	CenterPoint Energy, Inc.	4,978
46	PG&E Corp.	1,909

		6,887

	Total Utilities	22,205

	Total Common Stocks (Cost $542,458)	615,978

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.1%
	Investment Company — 1.1%
6,953	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $6,953)	6,953

	Total Investments — 100.1% (Cost $549,411)	622,931
	Liabilities in Excess of Other Assets — (0.1)%	(515)

	NET ASSETS — 100.0%	$622,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.7%
	Auto Components — 1.4%
99	BorgWarner, Inc. (a)	6,287
1,962	Johnson Controls, Inc.	61,321
34	Lear Corp.	1,369
38	TRW Automotive Holdings Corp. (a)	1,228

		70,205

	Automobiles — 0.8%
1,968	General Motors Co. (a)	39,886

	Hotels, Restaurants & Leisure — 2.1%
986	Carnival Corp.	32,178
139	Darden Restaurants, Inc.	6,344
278	Marriott International, Inc., Class A	8,113
129	McDonald’s Corp.	12,903
247	Starbucks Corp.	11,378
42	Wynn Resorts Ltd.	4,670
554	Yum! Brands, Inc.	32,688

		108,274

	Household Durables — 0.4%
569	D.R. Horton, Inc.	7,177
146	Lennar Corp., Class A	2,867
11	NVR, Inc. (a) (c)	7,525
300	Ryland Group, Inc. (The)	4,721

		22,290

	Internet & Catalog Retail — 1.5%
396	Amazon.com, Inc. (a)	68,606
22	NetFlix, Inc. (a) (c)	1,519
10	priceline.com, Inc. (a)	4,738

		74,863

	Leisure Equipment & Products — 0.1%
176	Mattel, Inc.	4,884

	Media — 4.0%
1,559	CBS Corp. (Non-Voting), Class B	42,314
2,517	Comcast Corp., Class A	59,688
180	DIRECTV, Class A (a)	7,688
483	News Corp., Class A	8,620
75	Scripps Networks Interactive, Inc., Class A	3,183
2,286	Time Warner, Inc.	82,598

		204,091

	Multiline Retail — 0.6%
84	Dollar Tree, Inc. (a)	6,962
115	Kohl’s Corp.	5,653
382	Target Corp.	19,592

		32,207

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.3%
57	AutoZone, Inc. (a)	18,607
148	Bed Bath & Beyond, Inc. (a)	8,556
867	Home Depot, Inc. (The)	36,432
1,151	Lowe’s Cos., Inc.	29,223
95	O’Reilly Automotive, Inc. (a)	7,633
246	TJX Cos., Inc.	15,850

		116,301

	Textiles, Apparel & Luxury Goods — 1.5%
139	Coach, Inc.	8,469
33	Fossil, Inc. (a)	2,612
30	Lululemon Athletica, Inc., (Canada) (a)	1,420
349	NIKE, Inc., Class B	33,654
63	Ralph Lauren Corp.	8,674
157	V.F. Corp.	19,934

		74,763

	Total Consumer Discretionary	747,764

	Consumer Staples — 8.6%
	Beverages — 2.0%
1,345	Coca-Cola Co. (The)	94,075
99	Hansen Natural Corp. (a)	9,103

		103,178

	Food & Staples Retailing — 0.9%
833	CVS Caremark Corp.	33,972
199	Safeway, Inc.	4,179
75	Wal-Mart Stores, Inc.	4,455

		42,606

	Food Products — 2.4%
730	Campbell Soup Co.	24,277
644	General Mills, Inc.	26,042
1,913	Kraft Foods, Inc., Class A	71,453

		121,772

	Household Products — 2.3%
187	Colgate-Palmolive Co.	17,307
1,485	Procter & Gamble Co. (The)	99,069

		116,376

	Personal Products — 0.2%
87	Estee Lauder Cos., Inc. (The), Class A	9,803

	Tobacco — 0.8%
541	Philip Morris International, Inc.	42,459

	Total Consumer Staples	436,194

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 12.0%
	Energy Equipment & Services — 3.1%
542	Baker Hughes, Inc.	26,346
142	Cameron International Corp. (a)	6,993
165	FMC Technologies, Inc. (a)	8,637
275	Halliburton Co.	9,475
93	National Oilwell Varco, Inc.	6,354
1,462	Schlumberger Ltd.	99,886

		157,691

	Oil, Gas & Consumable Fuels — 8.9%
338	Anadarko Petroleum Corp.	25,799
112	Apache Corp.	10,157
922	Chevron Corp.	98,072
94	Concho Resources, Inc. (a)	8,837
652	ConocoPhillips	47,532
305	Devon Energy Corp.	18,897
218	EOG Resources, Inc.	21,495
811	Exxon Mobil Corp.	68,700
159	Hess Corp.	9,053
112	Marathon Petroleum Corp.	3,737
1,045	Occidental Petroleum Corp.	97,880
54	Peabody Energy Corp.	1,785
73	Pioneer Natural Resources Co.	6,546
356	Southwestern Energy Co. (a)	11,385
41	Whiting Petroleum Corp. (a)	1,936
566	Williams Cos., Inc. (The) (a)	17,291

		449,102

	Total Energy	606,793

	Financials — 12.4%
	Capital Markets — 2.6%
181	Ameriprise Financial, Inc.	8,968
393	Goldman Sachs Group, Inc. (The)	35,530
1,042	Invesco Ltd.	20,928
1,571	Morgan Stanley	23,769
582	State Street Corp.	23,473
63	T. Rowe Price Group, Inc.	3,571
909	TD Ameritrade Holding Corp.	14,228

		130,467

	Commercial Banks — 2.9%
359	Huntington Bancshares, Inc.	1,970
282	Regions Financial Corp.	1,214
497	SunTrust Banks, Inc.	8,792
38	SVB Financial Group (a) (c)	1,801
441	U.S. Bancorp	11,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
4,183	Wells Fargo & Co.	115,281
215	Zions Bancorp	3,503

		144,502

	Consumer Finance — 0.8%
291	American Express Co.	13,747
694	Capital One Financial Corp.	29,333

		43,080

	Diversified Financial Services — 2.3%
5,094	Bank of America Corp.	28,323
2,258	Citigroup, Inc.	59,398
52	CME Group, Inc.	12,689
118	IntercontinentalExchange, Inc. (a)	14,225

		114,635

	Insurance — 3.4%
397	ACE Ltd., (Switzerland)	27,834
291	Aflac, Inc.	12,602
488	Allstate Corp. (The)	13,372
97	Axis Capital Holdings Ltd., (Bermuda)	3,093
114	Berkshire Hathaway, Inc., Class B (a)	8,730
118	Everest Re Group Ltd., (Bermuda)	9,960
270	First American Financial Corp.	3,416
37	Hartford Financial Services Group, Inc.	603
1,346	MetLife, Inc.	41,968
742	Prudential Financial, Inc.	37,197
88	RenaissanceRe Holdings Ltd., (Bermuda)	6,581
431	XL Group plc, (Ireland)	8,526

		173,882

	Real Estate Investment Trusts (REITs) — 0.4%
75	Boston Properties, Inc.	7,511
166	Vornado Realty Trust	12,749

		20,260

	Total Financials	626,826

	Health Care — 13.3%
	Biotechnology — 2.7%
198	Alexion Pharmaceuticals, Inc. (a)	14,143
575	Biogen Idec, Inc. (a)	63,289
696	Celgene Corp. (a)	47,022
351	Vertex Pharmaceuticals, Inc. (a)	11,641

		136,095

	Health Care Equipment & Supplies — 1.2%
148	Becton, Dickinson & Co.	11,067

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
870	Covidien plc, (Ireland)	39,152
27	Intuitive Surgical, Inc. (a)	12,455

		62,674

	Health Care Providers & Services — 3.8%
504	Cardinal Health, Inc.	20,487
90	Cigna Corp.	3,791
509	Express Scripts, Inc. (a)	22,747
581	Humana, Inc.	50,875
347	McKesson Corp.	27,068
1,227	UnitedHealth Group, Inc.	62,163
70	WellPoint, Inc.	4,628

		191,759

	Health Care Technology — 0.1%
103	Cerner Corp. (a)	6,298

	Life Sciences Tools & Services — 0.0% (g)
47	Illumina, Inc. (a)	1,441

	Pharmaceuticals — 5.5%
186	Abbott Laboratories	10,441
308	Allergan, Inc.	27,005
431	Johnson & Johnson	28,269
3,929	Merck & Co., Inc.	148,116
565	Mylan, Inc. (a)	12,133
37	Novo Nordisk A/S, (Denmark), ADR	4,308
2,089	Pfizer, Inc.	45,213
22	Teva Pharmaceutical Industries Ltd., (Israel), ADR	889

		276,374

	Total Health Care	674,641

	Industrials — 9.8%
	Aerospace & Defense — 2.6%
20	Goodrich Corp.	2,413
715	Honeywell International, Inc.	38,844
48	Precision Castparts Corp.	7,849
1,160	United Technologies Corp.	84,793

		133,899

	Building Products — 0.1%
309	Masco Corp.	3,243

	Construction & Engineering — 0.6%
551	Fluor Corp.	27,665

	Electrical Equipment — 1.0%
1,133	Emerson Electric Co.	52,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.7%
133	3M Co.	10,867
1,807	General Electric Co.	32,368
910	Tyco International Ltd., (Switzerland)	42,484

		85,719

	Machinery — 1.4%
90	Caterpillar, Inc.	8,179
81	Cummins, Inc.	7,154
42	Deere & Co.	3,215
104	Joy Global, Inc.	7,831
1,122	PACCAR, Inc.	42,044
60	Parker Hannifin Corp.	4,598

		73,021

	Road & Rail — 2.2%
1,221	CSX Corp.	25,708
281	Hertz Global Holdings, Inc. (a)	3,289
670	Norfolk Southern Corp.	48,821
296	Union Pacific Corp.	31,345

		109,163

	Trading Companies & Distributors — 0.2%
64	W.W. Grainger, Inc.	11,946

	Total Industrials	497,445

	Information Technology — 18.5%
	Communications Equipment — 2.6%
4,848	Cisco Systems, Inc.	87,660
52	F5 Networks, Inc. (a)	5,553
152	Juniper Networks, Inc. (a)	3,110
629	QUALCOMM, Inc.	34,409

		130,732

	Computers & Peripherals — 5.2%
576	Apple, Inc. (a)	233,359
666	EMC Corp. (a)	14,356
152	Hewlett-Packard Co.	3,909
290	NetApp, Inc. (a)	10,503
52	SanDisk Corp. (a)	2,565

		264,692

	Electronic Equipment, Instruments & Components — 0.2%
70	Arrow Electronics, Inc. (a)	2,637
78	Avnet, Inc. (a)	2,440
228	TE Connectivity Ltd., (Switzerland)	7,020

		12,097

	Internet Software & Services — 1.0%
29	Baidu, Inc., (China), ADR (a)	3,418

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
72	Google, Inc., Class A (a)	46,460

		49,878

	IT Services — 2.4%
613	Cognizant Technology Solutions Corp., Class A (a)	39,411
423	Genpact Ltd., (Bermuda) (a)	6,323
92	Global Payments, Inc.	4,348
135	International Business Machines Corp.	24,828
114	MasterCard, Inc., Class A	42,578
130	Western Union Co. (The)	2,368

		119,856

	Semiconductors & Semiconductor Equipment — 2.5%
990	Altera Corp.	36,730
201	ARM Holdings plc, (United Kingdom), ADR	5,569
467	Broadcom Corp., Class A (a)	13,703
608	Freescale Semiconductor Holdings I Ltd. (a)	7,694
78	Intel Corp.	1,901
528	Lam Research Corp. (a)	19,535
46	Marvell Technology Group Ltd., (Bermuda) (a)	637
48	Novellus Systems, Inc. (a)	1,963
1,270	Xilinx, Inc.	40,725

		128,457

	Software — 4.6%
238	Adobe Systems, Inc. (a)	6,723
188	Citrix Systems, Inc. (a)	11,411
39	FactSet Research Systems, Inc.	3,429
115	Intuit, Inc.	6,065
72	MICROS Systems, Inc. (a)	3,354
4,204	Microsoft Corp.	109,144
2,856	Oracle Corp.	73,266
119	Red Hat, Inc. (a)	4,907
45	Salesforce.com, Inc. (a)	4,609
56	VMware, Inc., Class A (a)	4,654
457	Zynga, Inc., Class A (a)	4,296

		231,858

	Total Information Technology	937,570

	Materials — 3.5%
	Chemicals — 2.4%
492	Air Products & Chemicals, Inc.	41,951
46	CF Industries Holdings, Inc.	6,646
948	E.I. du Pont de Nemours & Co.	43,412
325	Georgia Gulf Corp. (a)	6,330
222	Monsanto Co.	15,565

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
59	Praxair, Inc.	6,256

		120,160

	Containers & Packaging — 0.2%
27	Ball Corp.	971
249	Crown Holdings, Inc. (a)	8,347

		9,318

	Metals & Mining — 0.8%
123	Alcoa, Inc.	1,060
1,120	Freeport-McMoRan Copper & Gold, Inc.	41,219

		42,279

	Paper & Forest Products — 0.1%
129	International Paper Co.	3,821

	Total Materials	175,578

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.5%
940	AT&T, Inc.	28,418
112	CenturyLink, Inc.	4,163
2,341	Verizon Communications, Inc.	93,907

		126,488

	Wireless Telecommunication Services — 0.1%
2,004	Sprint Nextel Corp. (a)	4,690

	Total Telecommunication Services	131,178

	Utilities — 2.9%
	Electric Utilities — 1.8%
349	American Electric Power Co., Inc.	14,419
196	Exelon Corp.	8,485
535	NextEra Energy, Inc.	32,559
366	Northeast Utilities	13,186
740	PPL Corp.	21,785

		90,434

	Gas Utilities — 0.2%
260	AGL Resources, Inc.	10,969

	Multi-Utilities — 0.9%
341	CenterPoint Energy, Inc.	6,851
159	Dominion Resources, Inc.	8,463
238	DTE Energy Co.	12,969
400	PG&E Corp.	16,492
45	Sempra Energy	2,474

		47,249

	Total Utilities	148,652

	Total Common Stocks (Cost $4,288,109)	4,982,641

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 0.2%
	Consumer Staples — 0.2%
	Beverages — 0.2%
169	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,491)	6,091

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
3,500	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $3,506)	3,509

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.3%
	Investment Company — 1.3%
68,370	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $68,370)	68,370

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
1,498	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $1,498)	1,498

	Total Investments — 99.9% (Cost $4,365,974)	5,062,109
	Other Assets in Excess of Liabilities — 0.1%	7,006

	NET ASSETS — 100.0%	$5,069,115

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
748	E-mini S&P 500	03/16/12	$46,847	$512

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,374	0.4%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security
†	— Short position is the result of the sale of a when-issued security from a pending corporate action on the Williams Companies, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$800,621		$33,729		$1,253,960		$278,338
Investments in affiliates, at value	17,061		1,464		59,298		7,314

Total investment securities, at value	817,682		35,193		1,313,258		285,652
Cash	1		—		24		—
Receivables:
Investment securities sold	456		—		2,527		3,958
Fund shares sold	1,395		—		12,998		16
Interest and dividends from non-affiliates	1,276		6		2,137		522
Dividends from affiliates	1		—	(a)	6		1
Securities lending income	—		—		—	(a)	—
Prepaid expenses and other assets	—		7		—		16

Total Assets	820,811		35,206		1,330,950		290,165

LIABILITIES:
Payables:
Dividends	—		—		1,390		—
Securities sold short, at value	200		—		—		—
Investment securities purchased	7,873		—		43,616		1,073
Collateral for securities lending program	—		—		333		—
Fund shares redeemed	1,011		—	(a)	1,895		217
Variation margin on futures contracts	79		—		—		—
Accrued liabilities:
Investment advisory fees	165		14		336		97
Administration fees	5		3		85		21
Shareholder servicing fees	13		6		235		60
Distribution fees	1		—	(a)	108		63
Custodian and accounting fees	21		10		14		5
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	4		2
Transfer agent fees	—	(a)	4		56		163
Printing and mailing costs	6		4		12		22
Audit fees	25		30		19		36
Other	4		3		13		6

Total Liabilities	9,404		74		48,116		1,765

Net Assets	$811,407		$35,132		$1,282,834		$288,400

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$769,563	$38,981	$1,162,478	$315,034
Accumulated undistributed (distributions in excess of) net investment income	75	(94)	353	113
Accumulated net realized gains (losses)	(43,583)	(5,090)	(1,121)	(92,894)
Net unrealized appreciation (depreciation)	85,352	1,335	121,124	66,147

Total Net Assets	$811,407	$35,132	$1,282,834	$288,400

Net Assets:
Class A	$6,705	$94	$356,781	$275,613
Class B	—	—	4,469	3,459
Class C	—	92	60,284	3,587
Class R2	—	—	383	—
Class R5	—	24	65,230	—
Class R6	678,567	—	—	—
Institutional Class	114,873	—	—	—
Select Class	11,262	34,922	795,687	5,741

Total	$811,407	$35,132	$1,282,834	$288,400

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	419	7	38,554	10,304
Class B	—	—	486	132
Class C	—	7	6,578	145
Class R2	—	—	41	—
Class R5	—	2	6,966	—
Class R6	42,349	—	—	—
Institutional Class	7,169	—	—	—
Select Class	702	2,453	84,962	206

Net Asset Value (b):
Class A — Redemption price per share	$15.98	$14.09	$9.25	$26.75
Class B — Offering price per share (c)	—	—	9.20	26.14
Class C — Offering price per share (c)	—	13.81	9.16	24.85
Class R2 — Offering and redemption price per share	—	—	9.25	—
Class R5 — Offering and redemption price per share	—	14.35	9.36	—
Class R6 — Offering and redemption price per share	16.02	—	—	—
Institutional Class — Offering and redemption price per share	16.02	—	—	—
Select Class — Offering and redemption price per share	16.05	14.24	9.37	27.83
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.87	$14.87	$9.76	$28.23

Cost of investments in non-affiliates	$715,703	$32,394	$1,132,836	$212,191
Cost of investments in affiliates	17,061	1,464	59,298	7,314
Value of securities on loan	—	—	320	—
Proceeds from securities sold short	198	—	—	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$3,002,690	$615,978	$4,992,241
Investments in affiliates, at value	87,450	6,953	69,868

Total investment securities, at value	3,090,140	622,931	5,062,109
Deposits at broker for futures contracts	—	—	1,780
Receivables:
Investment securities sold	—	11,518	25,006
Fund shares sold	67,628	105	11,469
Interest and dividends from non-affiliates	1,684	840	7,640
Dividends from affiliates	11	1	6
Securities lending income	—	—	—	(a)

Total Assets	3,159,463	635,395	5,108,010

LIABILITIES:
Payables:
Due to custodian	—	11	6
Investment securities purchased	75,748	11,875	28,249
Collateral for securities lending program	—	—	1,498
Fund shares redeemed	3,927	570	5,460
Variation margin on futures contracts	—	—	177
Accrued liabilities:
Investment advisory fees	1,227	209	1,497
Administration fees	220	27	377
Shareholder servicing fees	527	123	800
Distribution fees	159	8	145
Custodian and accounting fees	15	9	66
Trustees’ and Chief Compliance Officer’s fees	3	3	3
Other	348	144	617

Total Liabilities	82,174	12,979	38,895

Net Assets	$3,077,289	$622,416	$5,069,115

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$3,127,757	$702,235	$4,652,090
Accumulated undistributed (distributions in excess of) net investment income	(265)	134	2,178
Accumulated net realized gains (losses)	(115,532)	(153,473)	(281,800)
Net unrealized appreciation (depreciation)	65,329	73,520	696,647

Total Net Assets	$3,077,289	$622,416	$5,069,115

Net Assets:
Class A	$563,863	$23,957	$484,722
Class B	14,138	1,672	5,401
Class C	63,085	2,570	55,988
Class R2	9,121	115	15,910
Class R5	233,175	25,171	243,380
Class R6	176,190	10,621	653,758
Institutional Class	—	—	449,482
Select Class	2,017,717	558,310	3,160,474

Total	$3,077,289	$622,416	$5,069,115

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,211	2,299	48,970
Class B	740	163	553
Class C	3,328	252	5,756
Class R2	427	11	1,613
Class R5	10,820	2,437	24,553
Class R6	8,170	1,028	65,902
Institutional Class	—	—	45,346
Select Class	94,019	54,254	319,297

Net Asset Value (b):
Class A — Redemption price per share	$21.51	$10.42	$9.90
Class B — Offering price per share (c)	19.11	10.27	9.77
Class C — Offering price per share (c)	18.96	10.21	9.73
Class R2 — Offering and redemption price per share	21.35	10.39	9.86
Class R5 — Offering and redemption price per share	21.55	10.33	9.91
Class R6 — Offering and redemption price per share	21.57	10.33	9.92
Institutional Class — Offering and redemption price per share	—	—	9.91
Select Class — Offering and redemption price per share	21.46	10.29	9.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.70	$11.00	$10.45

Cost of investments in non-affiliates	$2,937,361	$542,458	$4,296,106
Cost of investments in affiliates	87,450	6,953	69,868
Value of securities on loan	—	—	1,464

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—		$—
Dividend income from non-affiliates	7,846	93		12,953		3,787
Dividend income from affiliates	4	1		16		2
Income from securities lending (net)	1	—		4		—

Total investment income	7,853	94		12,973		3,789

EXPENSES:
Investment advisory fees	889	113		1,542		578
Administration fees	314	17		341		128
Distribution fees:
Class A	4	—	(a)	334		346
Class B	—	—		18		14
Class C	—	—	(a)	149		13
Class R2	—	—		—	(a)	—
Shareholder servicing fees:
Class A	4	—	(a)	334		346
Class B	—	—		6		5
Class C	—	—	(a)	50		4
Class R2	—	—		—	(a)	—
Class R5	—	—	(a)	10		—
Institutional Class	57	—		—		—
Select Class	14	47		525		7
Custodian and accounting fees	26	12		32		17
Interest expense to affiliates	—	—	(a)	—		—
Professional fees	31	17		38		23
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	3		3
Printing and mailing costs	13	3		32		20
Registration and filing fees	24	15		61		31
Transfer agent fees	89	—	(a)	255		231
Other	7	2		9		1

Total expenses	1,476	226		3,739		1,767

Less amounts waived	(161)	(38)		(255)		(9)
Less earnings credits	— (a)	—		—	(a)	— (a)

Net expenses	1,315	188		3,484		1,758

Net investment income (loss)	6,538	(94)		9,489		2,031

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(21,105)	(3,165)		2,669		1,563
Futures	(661)	—		—		—

Net realized gain (loss)	(21,766)	(3,165)		2,669		1,563

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(12,904)	(373)		37,012		(19,189)
Futures	173	—		—		—
Securities sold short	(2)	—		—		—

Change in net unrealized appreciation (depreciation)	(12,733)	(373)		37,012		(19,189)

Net realized/unrealized gains (losses)	(34,499)	(3,538)		39,681		(17,626)

Change in net assets resulting from operations	$(27,961)	$(3,632)		$49,170		$(15,595)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$5
Dividend income from non-affiliates	11,467	6,739	48,279
Dividend income from affiliates	50	4	37
Income from securities lending (net)	— (a)	1	5

Total investment income	11,517	6,744	48,326

EXPENSES:
Investment advisory fees	5,966	1,231	9,585
Administration fees	1,055	272	2,118
Distribution fees:
Class A	498	29	539
Class B	59	7	22
Class C	156	10	202
Class R2	7	— (a)	30
Shareholder servicing fees:
Class A	498	29	539
Class B	19	2	8
Class C	52	4	67
Class R2	4	— (a)	15
Class R5	30	6	43
Institutional Class	—	—	220
Select Class	2,132	690	3,857
Custodian and accounting fees	57	24	128
Professional fees	25	28	76
Trustees’ and Chief Compliance Officer’s fees	13	3	26
Printing and mailing costs	95	17	294
Registration and filing fees	54	38	164
Transfer agent fees	560	169	1,483
Other	12	8	11

Total expenses	11,292	2,567	19,427

Less amounts waived	(238)	(120)	(1,223)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	11,054	2,447	18,204

Net investment income (loss)	463	4,297	30,122

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(64,640)	(5,554)	(125,455)
Futures	—	—	10,279

Net realized gain (loss)	(64,640)	(5,554)	(115,176)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,079	(53,236)	(194,419)
Futures	—	—	(702)

Change in net unrealized appreciation (depreciation)	2,079	(53,236)	(195,121)

Net realized/unrealized gains (losses)	(62,561)	(58,790)	(310,297)

Change in net assets resulting from operations	$(62,098)	$(54,493)	$(280,175)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,538	$8,023	$(94)	$(72)
Net realized gain (loss)	(21,766)	34,601	(3,165)	(1,016)
Change in net unrealized appreciation (depreciation)	(12,733)	71,384	(373)	1,479

Change in net assets resulting from operations	(27,961)	114,008	(3,632)	391

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(28)	(24)	—	—
Class R6 (a)
From net investment income	(5,529)	(4,234)	—	—
Institutional Class
From net investment income	(945)	(3,509)	—	—
Select Class
From net investment income	(86)	(130)	—	—

Total distributions to shareholders	(6,588)	(7,897)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	133,775	365,534	(5,084)	41,156

NET ASSETS:
Change in net assets	99,226	471,645	(8,716)	41,547
Beginning of period	712,181	240,536	43,848	2,301

End of period	$811,407	$712,181	$35,132	$43,848

Accumulated undistributed (distributions in excess of) net investment income	$75	$125	$(94)	$— (b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,489	$6,494	$2,031	$3,280
Net realized gain (loss)	2,669	9,924	1,563	7,603
Change in net unrealized appreciation (depreciation)	37,012	52,533	(19,189)	63,810

Change in net assets resulting from operations	49,170	68,951	(15,595)	74,693

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,491)	(3,059)	(1,778)	(3,110)
From net realized gains	(1,481)	—	—	—
Class B
From net investment income	(28)	(110)	(15)	(27)
From net realized gains	(20)	—	—	—
Class C
From net investment income	(313)	(258)	(17)	(23)
From net realized gains	(240)	—	—	—
Class R2 (a)
From net investment income	(2)	— (b)	—	—
From net realized gains	(1)	—	—	—
Class R5 (a)
From net investment income	(579)	(13)	—	—
From net realized gains	(229)	—	—	—
Select Class
From net investment income	(5,246)	(3,166)	(41)	(47)
From net realized gains	(2,850)	—	—	—

Total distributions to shareholders	(13,480)	(6,606)	(1,851)	(3,207)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	787,466	216,829	(15,013)	(26,616)

NET ASSETS:
Change in net assets	823,156	279,174	(32,459)	44,870
Beginning of period	459,678	180,504	320,859	275,989

End of period	$1,282,834	$459,678	$288,400	$320,859

Accumulated undistributed (distributions in excess of) net investment income	$353	$(477)	$113	$(67)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$463	$(743)	$4,297	$7,344
Net realized gain (loss)	(64,640)	282,043	(5,554)	25,904
Change in net unrealized appreciation (depreciation)	2,079	(44,388)	(53,236)	92,323

Change in net assets resulting from operations	(62,098)	236,912	(54,493)	125,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(147)	(256)
Class B
From net investment income	—	—	(7)	(14)
Class C
From net investment income	—	—	(11)	(18)
Class R2
From net investment income	(1)	—	(1)	(1)
Class R5
From net investment income	(140)	—	(200)	(480)
Class R6 (a)
From net investment income	(129)	—	(87)	(75)
Select Class
From net investment income	(421)	—	(3,946)	(6,412)

Total distributions to shareholders	(691)	—	(4,399)	(7,256)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,214,079	1,176,092	13,484	92,237

NET ASSETS:
Change in net assets	1,151,290	1,413,004	(45,408)	210,552
Beginning of period	1,925,999	512,995	667,824	457,272

End of period	$3,077,289	$1,925,999	$622,416	$667,824

Accumulated undistributed (distributions in excess of) net investment income	$(265)	$(37)	$134	$236

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,122	$38,746
Net realized gain (loss)	(115,176)	126,612
Change in net unrealized appreciation (depreciation)	(195,121)	692,560

Change in net assets resulting from operations	(280,175)	857,918

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,213)	(2,611)
From net realized gains	(2,714)	—
Class B
From net investment income	(13)	(30)
From net realized gains	(31)	—
Class C
From net investment income	(144)	(223)
From net realized gains	(317)	—
Class R2
From net investment income	(53)	(35)
From net realized gains	(82)	—
Class R5
From net investment income	(1,269)	(2,223)
From net realized gains	(1,305)	—
Class R6 (a)
From net investment income	(4,209)	(3,806)
From net realized gains	(3,702)	—
Institutional Class
From net investment income	(2,656)	(5,016)
From net realized gains	(2,489)	—
Select Class
From net investment income	(17,557)	(24,402)
From net realized gains	(17,996)	—

Total distributions to shareholders	(56,750)	(38,346)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	573,632	1,398,645

NET ASSETS:
Change in net assets	236,707	2,218,217
Beginning of period	4,832,408	2,614,191

End of period	$5,069,115	$4,832,408

Accumulated undistributed (distributions in excess of) net investment income	$2,178	$170

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011		Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,931	$2,001		$—	$—
Dividends and distributions reinvested	28	22		—	—
Cost of shares redeemed	(520)	(512)		—	—

Change in net assets from Class A capital transactions	$3,439	$1,511		$—	$—

Class R6 (a)
Proceeds from shares issued	$156,381	$559,938	(b)	$—	$—
Dividends and distributions reinvested	5,529	4,234		—	—
Cost of shares redeemed	(32,233)	(55,165)		—	—

Change in net assets from Class R6 capital transactions	$129,677	$509,007		$—	$—

Institutional Class
Proceeds from shares issued	$7,410	$251,624		$—	$—
Dividends and distributions reinvested	944	3,505		—	—
Cost of shares redeemed	(7,058)	(401,169	)(b)	—	—

Change in net assets from Institutional Class capital transactions	$1,296	$(146,040)		$—	$—

Select Class
Proceeds from shares issued	$293	$3,717		$3,918	$43,933
Dividends and distributions reinvested	39	67		—	—
Cost of shares redeemed	(969)	(2,728)		(9,002)	(2,777)

Change in net assets from Select Class capital transactions	$(637)	$1,056		$(5,084)	$41,156

Total change in net assets from capital transactions	$133,775	$365,534		$(5,084)	$41,156

SHARE TRANSACTIONS:
Class A
Issued	249	125		—	—
Reinvested	2	1		—	—
Redeemed	(34)	(33)		—	—

Change in Class A Shares	217	93		—	—

Class R6 (a)
Issued	9,846	34,542	(b)	—	—
Reinvested	363	254		—	—
Redeemed	(2,154)	(3,242)		—	—

Change in Class R6 Shares	8,055	31,554		—	—

Institutional Class
Issued	474	16,977		—	—
Reinvested	62	223		—	—
Redeemed	(447)	(24,965	)(b)	—	—

Change in Institutional Class Shares	89	(7,765)		—	—

Select Class
Issued	19	229		275	2,792
Reinvested	3	4		—	—
Redeemed	(61)	(177)		(616)	(183)

Change in Select Class Shares	(39)	56		(341)	2,609

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$162,196	$139,727	$2,908	$9,059
Dividends and distributions reinvested	3,803	2,832	1,690	2,918
Cost of shares redeemed	(28,487)	(33,330)	(19,172)	(40,745)

Change in net assets from Class A capital transactions	$137,512	$109,229	$(14,574)	$(28,768)

Class B
Proceeds from shares issued	$266	$703	$35	$105
Dividends and distributions reinvested	42	100	15	27
Cost of shares redeemed	(1,635)	(3,078)	(752)	(1,849)

Change in net assets from Class B capital transactions	$(1,327)	$(2,275)	$(702)	$(1,717)

Class C
Proceeds from shares issued	$35,725	$25,331	$673	$1,021
Dividends and distributions reinvested	452	215	15	20
Cost of shares redeemed	(5,497)	(4,560)	(736)	(702)

Change in net assets from Class C capital transactions	$30,680	$20,986	$(48)	$339

Class R2 (a)
Proceeds from shares issued	$323	$50	$—	$—
Dividends and distributions reinvested	3	— (b)	—	—
Cost of shares redeemed	(2)	—	—	—

Change in net assets from Class R2 capital transactions	$324	$50	$—	$—

Class R5 (a)
Proceeds from shares issued	$75,757	$2,964	$—	$—
Dividends and distributions reinvested	808	13	—	—
Cost of shares redeemed	(18,598)	(26)	—	—

Change in net assets from Class R5 capital transactions	$57,967	$2,951	$—	$—

Select Class
Proceeds from shares issued	$584,344	$163,037	$507	$3,862
Dividends and distributions reinvested	3,033	564	24	29
Cost of shares redeemed	(25,067)	(77,713)	(220)	(361)

Change in net assets from Select Class capital transactions	$562,310	$85,888	$311	$3,530

Total change in net assets from capital transactions	$787,466	$216,829	$(15,013)	$(26,616)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,183	15,758	113	339
Reinvested	425	320	67	109
Redeemed	(3,231)	(3,814)	(735)	(1,542)

Change in Class A Shares	15,377	12,264	(555)	(1,094)

Class B
Issued	30	80	1	4
Reinvested	5	12	— (b)	1
Redeemed	(188)	(362)	(30)	(71)

Change in Class B Shares	(153)	(270)	(29)	(66)

Class C
Issued	4,047	2,848	28	40
Reinvested	51	24	1	1
Redeemed	(633)	(529)	(30)	(30)

Change in Class C Shares	3,465	2,343	(1)	11

Class R2 (a)
Issued	36	5	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	— (b)	—	—	—

Change in Class R2 Shares	36	5	—	—

Class R5 (a)
Issued	8,676	310	—	—
Reinvested	90	1	—	—
Redeemed	(2,108)	(3)	—	—

Change in Class R5 Shares	6,658	308	—	—

Select Class
Issued	65,894	17,994	18	136
Reinvested	333	63	1	1
Redeemed	(2,783)	(8,677)	(8)	(13)

Change in Select Class Shares	63,444	9,380	11	124

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$300,597	$136,831	$3,885	$6,956
Dividends and distributions reinvested	—	—	142	227
Cost of shares redeemed	(52,297)	(56,181)	(3,529)	(9,150)

Change in net assets from Class A capital transactions	$248,300	$80,650	$498	$(1,967)

Class B
Proceeds from shares issued	$346	$482	$40	$80
Dividends and distributions reinvested	—	—	6	14
Cost of shares redeemed	(3,792)	(10,232)	(497)	(1,310)

Change in net assets from Class B capital transactions	$(3,446)	$(9,750)	$(451)	$(1,216)

Class C
Proceeds from shares issued	$37,240	$27,328	$254	$1,118
Dividends and distributions reinvested	—	—	10	16
Cost of shares redeemed	(4,119)	(6,716)	(588)	(2,166)

Change in net assets from Class C capital transactions	$33,121	$20,612	$(324)	$(1,032)

Class R2
Proceeds from shares issued	$8,772	$562	$4	$55
Dividends and distributions reinvested	1	—	1	1
Cost of shares redeemed	(193)	(33)	(2)	(14)

Change in net assets from Class R2 capital transactions	$8,580	$529	$3	$42

Class R5
Proceeds from shares issued	$212,578	$58,341	$750	$29,071
Dividends and distributions reinvested	140	—	200	481
Cost of shares redeemed	(29,280)	(20,118)	(1,767)	(18,502)

Change in net assets from Class R5 capital transactions	$183,438	$38,223	$(817)	$11,050

Class R6 (a)
Proceeds from shares issued	$149,173	$30,263	$878	$11,217
Dividends and distributions reinvested	129	—	87	75
Cost of shares redeemed	(5,850)	(435)	(432)	(94)

Change in net assets from Class R6 capital transactions	$143,452	$29,828	$533	$11,198

Select Class
Proceeds from shares issued	$787,265	$1,121,868	$24,110	$116,915
Dividends and distributions reinvested	93	—	47	72
Cost of shares redeemed	(186,724)	(105,868)	(10,115)	(42,825)

Change in net assets from Select Class capital transactions	$600,634	$1,016,000	$14,042	$74,162

Total change in net assets from capital transactions	$1,214,079	$1,176,092	$13,484	$92,237

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	14,003	6,395	382	633
Reinvested	—	—	15	21
Redeemed	(2,449)	(2,743)	(340)	(846)

Change in Class A Shares	11,554	3,652	57	(192)

Class B
Issued	18	26	4	8
Reinvested	—	—	1	1
Redeemed	(200)	(572)	(49)	(123)

Change in Class B Shares	(182)	(546)	(44)	(114)

Class C
Issued	1,969	1,465	26	102
Reinvested	—	—	1	2
Redeemed	(218)	(356)	(59)	(207)

Change in Class C Shares	1,751	1,109	(32)	(103)

Class R2
Issued	408	26	— (b)	6
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	(9)	(2)	— (b)	(1)

Change in Class R2 Shares	399	24	— (b)	5

Class R5
Issued	9,783	2,656	74	3,028
Reinvested	7	—	21	45
Redeemed	(1,367)	(931)	(168)	(1,658)

Change in Class R5 Shares	8,423	1,725	(73)	1,415

Class R6 (a)
Issued	7,082	1,376	91	971
Reinvested	6	—	9	7
Redeemed	(274)	(20)	(42)	(8)

Change in Class R6 Shares	6,814	1,356	58	970

Select Class
Issued	37,170	51,982	2,368	10,605
Reinvested	4	—	5	7
Redeemed	(8,771)	5,390	(943)	(4,113)

Change in Select Class Shares	28,403	46,592	1,430	6,499

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$182,810	$288,805
Dividends and distributions reinvested	4,554	2,411
Cost of shares redeemed	(98,728)	(111,112)

Change in net assets from Class A capital transactions	$88,636	$180,104

Class B
Proceeds from shares issued	$127	$566
Dividends and distributions reinvested	42	28
Cost of shares redeemed	(1,360)	(3,701)

Change in net assets from Class B capital transactions	$(1,191)	$(3,107)

Class C
Proceeds from shares issued	$13,386	$35,307
Dividends and distributions reinvested	404	189
Cost of shares redeemed	(10,803)	(14,793)

Change in net assets from Class C capital transactions	$2,987	$20,703

Class R2
Proceeds from shares issued	$10,629	$10,856
Dividends and distributions reinvested	97	21
Cost of shares redeemed	(2,666)	(3,132)

Change in net assets from Class R2 capital transactions	$8,060	$7,745

Class R5
Proceeds from shares issued	$114,506	$270,327
Dividends and distributions reinvested	2,398	2,062
Cost of shares redeemed	(15,776)	(403,734	)(a)

Change in net assets from Class R5 capital transactions	$101,128	$(131,345)

Class R6 (b)
Proceeds from shares issued	$145,737	$540,527	(a)
Dividends and distributions reinvested	7,911	3,806
Cost of shares redeemed	(12,677)	(5,802)

Change in net assets from Class R6 capital transactions	$140,971	$538,531

Institutional Class
Proceeds from shares issued	$136,366	$245,239
Dividends and distributions reinvested	3,132	2,768
Cost of shares redeemed	(152,533)	(309,619)

Change in net assets from Institutional Class capital transactions	$(13,035)	$(61,612)

Select Class
Proceeds from shares issued	$574,175	$1,352,402
Dividends and distributions reinvested	23,553	3,551
Cost of shares redeemed	(351,652)	(508,327)

Change in net assets from Select Class capital transactions	$246,076	$847,626

Total change in net assets from capital transactions	$573,632	$1,398,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,634	28,479
Reinvested	476	232
Redeemed	(10,187)	(10,930)

Change in Class A Shares	8,923	17,781

Class B
Issued	13	56
Reinvested	4	3
Redeemed	(141)	(380)

Change in Class B Shares	(124)	(321)

Class C
Issued	1,391	3,517
Reinvested	43	18
Redeemed	(1,130)	(1,487)

Change in Class C Shares	304	2,048

Class R2
Issued	1,077	1,045
Reinvested	10	2
Redeemed	(278)	(302)

Change in Class R2 Shares	809	745

Class R5
Issued	11,515	28,025
Reinvested	250	207
Redeemed	(1,605)	(39,068	)(a)

Change in Class R5 Shares	10,160	(10,836)

Class R6 (b)
Issued	14,876	51,669	(a)
Reinvested	827	356
Redeemed	(1,290)	(536)

Change in Class R6 Shares	14,413	51,489

Institutional Class
Issued	13,481	24,103
Reinvested	328	271
Redeemed	(15,445)	(30,551)

Change in Institutional Class Shares	(1,636)	(6,177)

Select Class
Issued	59,061	134,052
Reinvested	2,463	343
Redeemed	(36,055)	(50,487)

Change in Select Class Shares	25,469	83,908

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$16.80	$0.11	(e)	$(0.82)	$(0.71)	$(0.11)
Year Ended June 30, 2011	13.07	0.17	(e)	3.72	3.89	(0.16)
Year Ended June 30, 2010	11.52	0.18	(e)	1.54	1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(e)	(3.93)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)	(2.78)	(0.23)
Year Ended June 30, 2007	15.33	0.18	(e)	3.15	3.33	(0.21)

Class R6 (f)
Six Months Ended December 31, 2011 (Unaudited)	16.83	0.15	(e)	(0.82)	(0.67)	(0.14)
Year Ended June 30, 2011	13.08	0.25	(e)	3.73	3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(e)	1.56	1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(e)	(3.94)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)	(2.71)	(0.31)
Year Ended June 30, 2007	15.33	0.26	(e)	3.17	3.43	(0.29)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	16.83	0.14	(e)	(0.82)	(0.68)	(0.13)
Year Ended June 30, 2011	13.09	0.24	(e)	3.72	3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(e)	1.57	1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(e)	(3.90)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)	(2.72)	(0.30)
Year Ended June 30, 2007	15.33	0.25	(e)	3.16	3.41	(0.27)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.86	0.13	(e)	(0.82)	(0.69)	(0.12)
Year Ended June 30, 2011	13.11	0.21	(e)	3.73	3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(e)	1.56	1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(e)	(3.94)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)	(2.74)	(0.26)
Year Ended June 30, 2007	15.34	0.22	(e)	3.16	3.38	(0.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.98	(4.20)%	$6,705	0.85%	1.34%	0.90%	77%
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72
18.45	21.82	1,628	0.85	1.07	0.92	59

16.02	(3.93)	678,567	0.35	1.87	0.39	77
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72
18.47	22.53	135,785	0.35	1.55	0.42	59

16.02	(3.98)	114,873	0.45	1.75	0.49	77
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72
18.47	22.40	115,178	0.45	1.47	0.51	59

16.05	(4.04)	11,262	0.60	1.60	0.64	77
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72
18.48	22.16	68,341	0.60	1.32	0.66	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.47	$(0.05)		$(1.33)	$(1.38)	$—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.21	(0.09)		(1.31)	(1.40)	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Six Months Ended December 31, 2011 (Unaudited)	15.72	(0.03)		(1.34)	(1.37)	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.61	(0.04)		(1.33)	(1.37)	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.09	(8.92)%	$94	1.25%	(0.75)%	1.45%	36%
15.47	35.23	103	1.23	(0.71)	3.18	97
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

13.81	(9.20)	92	1.75	(1.25)	1.95	36
15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

14.35	(8.72)	24	0.79	(0.30)	1.00	36
15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

14.24	(8.78)	34,922	0.99	(0.50)	1.20	36
15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$9.38	$0.10	(e)	$(0.11)	$(0.01)	$(0.08)	$(0.04)	$(0.12)
Year Ended June 30, 2011	7.26	0.19	(e)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)

Class B
Six Months Ended December 31, 2011 (Unaudited)	9.33	0.07	(e)	(0.10)	(0.03)	(0.06)	(0.04)	(0.10)
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class C
Six Months Ended December 31, 2011 (Unaudited)	9.30	0.08	(e)	(0.12)	(0.04)	(0.06)	(0.04)	(0.10)
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	9.38	0.09	(e)	(0.11)	(0.02)	(0.07)	(0.04)	(0.11)
February 28, 2011 (f) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	9.49	0.13	(e)	(0.12)	0.01	(0.10)	(0.04)	(0.14)
February 28, 2011 (f) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	9.50	0.12	(e)	(0.12)	— (g)	(0.09)	(0.04)	(0.13)
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.25	(0.10)%	$356,781	1.04%	2.28%	1.10%	25%
9.38	32.06	217,462	1.05	2.16	1.14	37
7.26	16.94	79,236	1.20	2.29	1.22	43
6.35	(22.86)	66,117	1.23	3.13	1.39	54
9.11	(16.48)	97,572	1.18	2.61	1.18	49
12.42	21.98	156,220	1.18	2.13	1.18	23

9.20	(0.33)	4,469	1.54	1.66	1.61	25
9.33	31.44	5,962	1.56	1.66	1.65	37
7.22	16.63	6,563	1.72	1.77	1.72	43
6.30	(23.39)	7,829	1.85	2.49	1.89	54
9.05	(16.99)	14,129	1.68	2.04	1.68	49
12.36	21.39	27,245	1.68	1.62	1.68	23

9.16	(0.40)	60,284	1.54	1.82	1.60	25
9.30	31.52	28,947	1.55	1.69	1.63	37
7.20	16.34	5,549	1.71	1.79	1.72	43
6.30	(23.36)	3,879	1.85	2.54	1.90	54
9.05	(16.92)	4,425	1.68	2.05	1.68	49
12.35	21.42	7,138	1.68	1.63	1.68	23

9.25	(0.15)	383	1.29	2.10	1.35	25
9.38	2.54	51	1.28	1.80	1.36	37

9.36	0.12	65,230	0.58	2.88	0.65	25
9.49	2.77	2,925	0.58	3.21	0.66	37

9.37	0.04	795,687	0.79	2.62	0.85	25
9.50	32.42	204,331	0.80	2.45	0.89	37
7.35	17.45	89,156	0.86	2.64	0.97	43
6.42	(22.59)	78,303	0.89	3.51	1.15	54
9.20	(16.26)	67,729	0.89	2.86	0.93	49
12.53	22.32	98,581	0.89	2.41	0.93	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$28.26	$0.18	(e)	$(1.52)	$(1.34)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2011	22.30	0.28	(e)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(e)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(e)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49	7.84	(0.35)	(1.74)	(2.09)

Class B
Six Months Ended December 31, 2011 (Unaudited)	27.62	0.11	(e)	(1.48)	(1.37)	(0.11)	—	(0.11)
Year Ended June 30, 2011	21.80	0.15	(e)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(e)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(e)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35	7.51	(0.15)	(1.74)	(1.89)

Class C
Six Months Ended December 31, 2011 (Unaudited)	26.27	0.11	(e)	(1.41)	(1.30)	(0.12)	—	(0.12)
Year Ended June 30, 2011	20.77	0.14	(e)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(e)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(e)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08	7.24	(0.18)	(1.74)	(1.92)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	29.39	0.24	(e)	(1.59)	(1.35)	(0.21)	—	(0.21)
Year Ended June 30, 2011	23.18	0.37	(e)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(e)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(e)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72	8.20	(0.46)	(1.74)	(2.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$26.75	(4.70)%	$275,613	1.21%	1.42%	1.22%	18%
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69
40.42	23.20	581,817	1.17	0.94	1.17	49

26.14	(4.95)	3,459	1.72	0.89	1.72	18
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49

24.85	(4.93)	3,587	1.72	0.93	1.72	18
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49

27.83	(4.56)	5,741	0.90	1.74	0.97	18
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69
41.71	23.57	9,431	0.87	1.22	0.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$22.38	$(0.01	)(e)	$(0.86)	$(0.87)	$—
Year Ended June 30, 2011	15.86	(0.04	)(e)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90	0.83	—
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69	2.64	—

Class B
Six Months Ended December 31, 2011 (Unaudited)	19.93	(0.06	)(e)	(0.76)	(0.82)	—
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82	0.66	—
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47	2.34	—

Class C
Six Months Ended December 31, 2011 (Unaudited)	19.77	(0.06	)(e)	(0.75)	(0.81)	—
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82	0.66	—
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44	2.31	—

Class R2
Six Months Ended December 31, 2011 (Unaudited)	22.24	(0.04	)(e)	(0.85)	(0.89)	— (f)
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(e)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	22.39	0.04	(e)	(0.87)	(0.83)	(0.01)
Year Ended June 30, 2011	15.81	0.04	(e)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(e)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	22.40	0.04	(e)	(0.85)	(0.81)	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(e)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2011 (Unaudited)	22.31	0.01	(e)	(0.86)	(0.85)	— (f)
Year Ended June 30, 2011	15.79	—	(e)(f)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(e)(f)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89	0.87	—
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67	2.66	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.51	(3.89)%	$563,863	1.09%	(0.12)%	1.16%	16%
22.38	41.11	328,012	1.11	(0.19)	1.23	84
15.86	18.54	174,585	1.24	(0.27)	1.31	61
13.38	(31.26)	160,168	1.24	0.05	1.45	124
19.50	4.45	251,333	1.24	(0.36)	1.28	52
18.67	16.47	227,544	1.24	(0.29)	1.26	35

19.11	(4.11)	14,138	1.60	(0.68)	1.66	16
19.93	40.35	18,374	1.62	(0.70)	1.74	84
14.20	17.84	20,842	1.77	(0.80)	1.82	61
12.05	(31.69)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	60,623	1.77	(0.88)	1.78	52
16.99	15.97	107,034	1.76	(0.81)	1.76	35

18.96	(4.10)	63,085	1.60	(0.61)	1.66	16
19.77	40.31	31,181	1.60	(0.68)	1.71	84
14.09	17.91	6,588	1.77	(0.80)	1.81	61
11.95	(31.67)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	12,465	1.77	(0.88)	1.78	52
16.84	15.90	11,602	1.76	(0.81)	1.76	35

21.35	(3.99)	9,121	1.34	(0.37)	1.41	16
22.24	40.67	626	1.34	(0.50)	1.42	84
15.81	18.25	58	1.48	(0.52)	1.56	61
13.37	(2.16)	49	1.49	0.16	1.80	124

21.55	(3.69)	233,175	0.70	0.34	0.71	16
22.39	41.62	53,668	0.71	0.22	0.76	84
15.81	19.05	10,618	0.78	0.20	0.85	61
13.28	6.56	53	0.79	0.19	1.17	124

21.57	(3.63)	176,190	0.65	0.41	0.66	16
22.40	12.34	30,386	0.63	0.25	0.65	84

21.46	(3.79)	2,017,717	0.90	0.06	0.91	16
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61
13.28	(31.13)	335,992	0.99	0.29	1.19	124
19.33	4.71	581,830	0.99	(0.10)	1.03	52
18.46	16.84	669,951	0.99	(0.04)	1.01	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$11.45	$0.06	(e)	$(1.02)	$(0.96)	$(0.07)	$—	$(0.07)
Year Ended June 30, 2011	9.15	0.12	(e)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52	3.75	(0.23)	(1.53)	(1.76)

Class B
Six Months Ended December 31, 2011 (Unaudited)	11.28	0.04	(e)	(1.01)	(0.97)	(0.04)	—	(0.04)
Year Ended June 30, 2011	9.02	0.06	(e)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50	3.64	(0.15)	(1.53)	(1.68)

Class C
Six Months Ended December 31, 2011 (Unaudited)	11.22	0.04	(e)	(1.01)	(0.97)	(0.04)	—	(0.04)
Year Ended June 30, 2011	8.97	0.06	(e)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50	3.63	(0.15)	(1.53)	(1.68)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	11.42	0.05	(e)	(1.03)	(0.98)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.13	0.09	(e)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (f) through June 30, 2009	8.10	0.11	(e)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	11.34	0.08	(e)	(1.01)	(0.93)	(0.08)	—	(0.08)
Year Ended June 30, 2011	9.07	0.16	(e)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50	3.80	(0.31)	(1.53)	(1.84)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	11.34	0.08	(e)	(1.01)	(0.93)	(0.08)	—	(0.08)
November 30, 2010 (f) through June 30, 2011	10.19	0.10	(e)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	11.30	0.07	(e)	(1.01)	(0.94)	(0.07)	—	(0.07)
Year Ended June 30, 2011	9.04	0.13	(e)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50	3.77	(0.27)	(1.53)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.42	(8.39)%	$23,957	0.95%	1.25%	1.09%	59%
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93
18.54	23.49	48,264	1.07	1.27	1.07	77

10.27	(8.58)	1,672	1.45	0.73	1.59	59
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93
18.38	22.89	14,870	1.57	0.77	1.57	77

10.21	(8.61)	2,570	1.45	0.74	1.59	59
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93
18.32	22.92	5,143	1.57	0.77	1.57	77

10.39	(8.52)	115	1.20	1.00	1.34	59
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

10.33	(8.14)	25,171	0.60	1.59	0.63	59
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93
18.37	24.04	37,350	0.62	1.70	0.62	77

10.33	(8.12)	10,621	0.55	1.66	0.58	59
11.34	12.50	11,006	0.54	1.48	0.55	65

10.29	(8.26)	558,310	0.80	1.40	0.83	59
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93
18.39	23.83	710,573	0.82	1.53	0.82	77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$10.65	$0.05	(e)	$(0.69)	$(0.64)	$(0.05)	$(0.06)	$(0.11)
Year Ended June 30, 2011	8.30	0.08	(e)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)

Class B
Six Months Ended December 31, 2011 (Unaudited)	10.51	0.03	(e)	(0.69)	(0.66)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)

Class C
Six Months Ended December 31, 2011 (Unaudited)	10.47	0.03	(e)	(0.68)	(0.65)	(0.03)	(0.06)	(0.09)
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	10.62	0.04	(e)	(0.70)	(0.66)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (f) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	10.66	0.07	(e)	(0.70)	(0.63)	(0.06)	(0.06)	(0.12)
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	10.67	0.07	(e)	(0.69)	(0.62)	(0.07)	(0.06)	(0.13)
November 30, 2010 (f) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.90	(6.02)%	$484,722	0.97%	1.06%	1.08%	44%
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101
9.56	(10.55)	120,365	1.05	0.91	1.07	103
12.36	24.09	143,393	1.05	0.85	1.10	112

9.77	(6.26)	5,401	1.47	0.52	1.58	44
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101
9.45	(11.08)	12,548	1.57	0.38	1.57	103
12.24	23.50	22,375	1.57	0.33	1.60	112

9.73	(6.26)	55,988	1.47	0.55	1.58	44
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101
9.44	(11.03)	8,589	1.57	0.40	1.57	103
12.23	23.43	9,417	1.57	0.33	1.60	112

9.86	(6.23)	15,910	1.22	0.83	1.33	44
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

9.91	(5.85)	243,380	0.59	1.51	0.63	44
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101
9.55	(10.16)	96,194	0.59	1.42	0.62	103
12.35	24.66	43,851	0.59	1.31	0.65	112

9.92	(5.83)	653,758	0.54	1.50	0.58	44
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	$10.66	$0.07	(e)	$(0.70)	$(0.63)	$(0.06)	$(0.06)	$(0.12)
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	10.65	0.06	(e)	(0.69)	(0.63)	(0.06)	(0.06)	(0.12)
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.91	(5.88)%	$449,482	0.64%	1.36%	0.68%	44%
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101
9.55	(10.20)	249,806	0.64	1.33	0.67	103
12.35	24.60	223,850	0.64	1.27	0.70	112

9.90	(5.95)	3,160,474	0.79	1.23	0.83	44
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101
9.54	(10.34)	987,949	0.79	1.17	0.82	103
12.34	24.44	1,099,173	0.79	1.11	0.85	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities (a)	$814,516	$3,166	$—	$817,682

Total Liabilities (b)	$(200)	$—	$—	$(200)

Appreciation in Other Financial Instruments
Futures Contracts	$436	$—	$—	$436

Dynamic Growth Fund
Total Investments in Securities (c)	$34,125	$1,068	$—	$35,193

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Equity Income Fund
Total Investments in Securities (b)	$1,313,258	$—	$—	$1,313,258

Growth and Income Fund
Total Investments in Securities (b)	$285,652	$—	$—	$285,652

Large Cap Growth Fund
Total Investments in Securities (c)	$2,993,250	$96,890	$—	$3,090,140

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,051	$—	$—	$60,051
Consumer Staples	28,815	—	—	28,815
Energy	80,800	—	—	80,800
Financials	161,292	—	2,374	163,666
Health Care	94,831	—	—	94,831
Industrials	55,379	—	—	55,379
Information Technology	73,153	—	—	73,153
Materials	18,064	—	—	18,064
Telecommunication Services	19,014	—	—	19,014
Utilities	22,205	—	—	22,205

Total Common Stocks	613,604	—	2,374	615,978

Short-Term Investment
Investment Company	6,953	—	—	6,953

Total Investments in Securities	$620,557	$—	$2,374	$622,931

U.S. Equity Fund
Total Investments in Securities (a)	$5,041,743	$20,366	$—	$5,062,109

Appreciation in Other Financial Instruments
Futures Contracts	$512	$—	$—	$512

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral and certain ADRs, the reported values of which are an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported values of which are an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investments in Securities
Common Stocks — Financials	$2,306	$—	$68	$—	$—	$—	$—	$—	$2,374

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $68,000 for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,374	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$8,485	$37,631
Ending Notional Balance Long	12,025	46,847

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Equity Income Fund	$320	$333	$333
U.S. Equity Fund	1,464	1,498	1,498

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	70	11
Growth and Income Fund	5	1
Large Cap Growth Fund	51	4
Large Cap Value Fund	2	—	(a)
U.S. Equity Fund	73	5

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation (beginning March 1, 2012 for Equity Income Fund), extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$152	$—	$152
Dynamic Growth Fund	28	—	10	38
Equity Income Fund	230	—	—	230
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	—	—	130	130
Large Cap Value Fund	—	98	14	112
U.S. Equity Fund	944	—	176	1,120

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$9
Equity Income Fund	25
Growth and Income Fund	7
Large Cap Growth Fund	108
Large Cap Value Fund	8
U.S. Equity Fund	103

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$674,820	$542,660	$—	$—
Dynamic Growth Fund	13,391	18,384	—	—
Equity Income Fund	953,203	190,711	—	—
Growth and Income Fund	51,164	65,537	—	—
Large Cap Growth Fund	1,600,542	359,235	—	—
Large Cap Value Fund	365,988	360,013	—	—
U.S. Equity Fund	2,614,458	2,058,932	—	2,711

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$732,764	$103,070	$18,152	$84,918
Dynamic Growth Fund	33,858	2,807	1,472	1,335
Equity Income Fund	1,192,134	128,795	7,671	121,124
Growth and Income Fund	219,505	73,075	6,928	66,147
Large Cap Growth Fund	3,024,811	215,528	150,199	65,329
Large Cap Value Fund	549,411	90,328	16,808	73,520
U.S. Equity Fund	4,365,974	808,334	112,199	696,135

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2017	2018	2019		Total
Disciplined Equity Fund	$—	$7,465	$—	$—		$7,465
Dynamic Growth Fund	—	473	436	—	(a)	909
Growth and Income Fund	—	15,120	76,036	—		91,156
Large Cap Growth Fund (b)	896	—	49,171	—		50,067
Large Cap Value Fund	—	44,519	86,153	—		130,672

(a)	Amount rounds to less than $1,000.
(b)	Includes approximately $896,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	79.63%
Dynamic Growth Fund	89.04%	n/a
Large Cap Value Fund	87.53	n/a
U.S. Equity Fund	17.73	n/a

Additionally, U.S. Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$958.00	$4.18	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	960.70	1.72	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Institutional Class
Actual	1,000.00	960.20	2.22	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Select Class
Actual	1,000.00	959.60	2.96	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	910.80	6.00	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	908.00	8.39	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	912.80	3.80	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Select Class
Actual	1,000.00	912.20	4.76	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$999.00	$5.23	1.04%
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class B
Actual	1,000.00	996.70	7.73	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class C
Actual	1,000.00	996.00	7.73	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R2
Actual	1,000.00	998.50	6.48	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R5
Actual	1,000.00	1,001.20	2.92	0.58
Hypothetical	1,000.00	1,022.22	2.95	0.58
Select Class
Actual	1,000.00	1,000.40	3.97	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Growth and Income Fund
Class A
Actual	1,000.00	953.00	5.94	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21
Class B
Actual	1,000.00	950.50	8.43	1.72
Hypothetical	1,000.00	1,016.49	8.72	1.72
Class C
Actual	1,000.00	950.70	8.43	1.72
Hypothetical	1,000.00	1,016.49	8.72	1.72
Select Class
Actual	1,000.00	954.40	4.42	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	961.10	5.37	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class B
Actual	1,000.00	958.90	7.88	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class C
Actual	1,000.00	959.00	7.88	1.60
Hypothetical	1,000.00	1,017.09	8.11	1.60
Class R2
Actual	1,000.00	960.10	6.60	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class R5
Actual	1,000.00	963.10	3.45	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R6
Actual	1,000.00	963.70	3.21	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Select Class
Actual	1,000.00	962.10	4.44	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual	$1,000.00	$916.10	$4.58	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class B
Actual	1,000.00	914.20	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class C
Actual	1,000.00	913.90	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	914.80	5.78	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	918.60	2.89	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	918.80	2.65	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	917.40	3.86	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

U.S. Equity Fund
Class A
Actual	1,000.00	939.80	4.73	0.97
Hypothetical	1,000.00	1,020.26	4.93	0.97
Class B
Actual	1,000.00	937.40	7.16	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class C
Actual	1,000.00	937.40	7.16	1.47
Hypothetical	1,000.00	1,017.75	7.46	1.47
Class R2
Actual	1,000.00	937.70	5.94	1.22
Hypothetical	1,000.00	1,019.00	6.19	1.22
Class R5
Actual	1,000.00	941.50	2.88	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	941.70	2.64	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	941.20	3.12	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Select Class
Actual	1,000.00	940.50	3.85	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the

Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Large Cap Growth Fund and Large Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the first, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first and second quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first, second and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the second, fourth and fourth quintiles for Class A shares and in the first, fourth and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Large Cap Growth Fund’s performance was in the first, second and first quintiles for Class A shares and in the first quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the fourth, second and third quintiles for Class A and in the third, second, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Equity Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense

DECEMBER 31, 2011	J.P. MORGAN LARGE CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-LCE-1211

Semi-Annual Report

J.P. Morgan Funds

December 31, 2011 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell

Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and –10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises —both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-5.52%
S&P 500 Index	-3.69%
Diversified Composite Benchmark	-0.03%

Net Assets as of 12/31/2011 (In Thousands)	$704,300

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011 and led investors to rotate into the relative safety of U.S. bonds. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the S&P 500 Index, still finished the six months ended December 31, 2011 down 3.69%. U.S. investment grade bonds, as measured by the Barclays Capital U.S. Aggregate Index gained 4.98%, outperforming high yield bonds (also known as “junk bonds”) during the same period.

Among U.S. stocks, U.S. large-cap stocks outperformed U.S. small- and mid-cap stocks. International and emerging market stocks underperformed U.S. stocks during the reporting period. Commodities finished the reporting period lower, as investors worried that slowing economic growth would curtail global demand for commodities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invested in a mix of domestic, international, and emerging market equities and fixed income securities, underperformed the S&P 500 Index, which is comprised solely of U.S. equities, as international and emerging market equities underperformed U.S. equities for the six months ended December 31, 2011.

The Fund’s investments in international and emerging market equities also hurt its relative performance versus its composite benchmark, a blend of equity and fixed income benchmarks consisting of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Fund’s shorter-term tactical asset allocation decisions also detracted from its relative performance versus the composite benchmark, most notably the Fund’s overweight of equities relative to fixed income investments.

Within the Fund’s fixed income allocation, the Fund’s underweight of core fixed income in favor of high yield bonds and emerging markets debt detracted from its relative performance. These two asset classes underperformed core fixed income during the reporting period and were not represented in the Fund’s customized benchmark. Within the Fund’s equity allocation, the Fund’s underweight of small-cap U.S. equities contributed to relative performance as this asset class performed poorly during the reporting period. The Fund invested in underlying J.P. Morgan funds to help implement the portfolio manager’s asset allocation views, and many of these underlying strategies underperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging markets equities) and U.S. and international fixed income. Among fixed-income securities, the Fund’s portfolio managers preferred high yield bonds, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2011

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	7.2%
2.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	3.0
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2.5
4.	Apple, Inc.	1.5
5.	JPMorgan Realty Income Fund, Institutional Class Shares	1.5
6.	JPMorgan International Realty Fund, Select Class Shares	1.0
7.	U.S. Treasury Notes, 0.875%, 01/31/12	0.9
8.	U.S. Treasury Bonds, 6.250%, 08/15/23	0.8
9.	Wells Fargo & Co.	0.8
10.	Exxon Mobil Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Investment Companies	15.3%
Financials	12.9
Collateralized Mortgage Obligations	9.1
Information Technology	8.9
Consumer Discretionary	8.9
Energy	7.1
Industrials	6.9
Health Care	6.8
Consumer Staples	5.5
U.S. Treasury Obligations	4.3
Materials	3.2
Utilities	3.1
Telecommunication Services	2.4
Asset-Backed Securities	1.9
Mortgage Pass-Through Securities	1.0
Others (each less than 1.0%)	0.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		(5.75)%	(2.00)%	2.26%	4.06%
With Sales Charge**		(9.98)	(6.41)	1.33	3.58
CLASS B SHARES	3/24/03
Without CDSC		(6.00)	(2.48)	1.75	3.61
With CDSC***		(11.00)	(7.48)	1.37	3.61
CLASS C SHARES	3/24/03
Without CDSC		(6.06)	(2.52)	1.74	3.56
With CDSC****		(7.06)	(3.52)	1.74	3.56
INSTITUTIONAL CLASS SHARES	9/10/93	(5.52)	(1.48)	2.78	4.57
SELECT CLASS SHARES	9/10/01	(5.62)	(1.70)	2.55	4.32

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 To 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of the S&P 500 Index (60%) and the Barclays Capital U.S. Aggregate Index (40%). The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2011

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 57.1%
	Consumer Discretionary — 7.9%
	Auto Components — 0.4%
6	BorgWarner, Inc. (a)	382
18	Bridgestone Corp., (Japan)	401
4	Dana Holding Corp. (a)	43
51	Johnson Controls, Inc.	1,588
14	Spartan Motors, Inc.	69
6	Superior Industries International, Inc.	91
5	TRW Automotive Holdings Corp. (a)	160
338	Xinyi Glass Holdings Ltd., (Hong Kong)	193

		2,927

	Automobiles — 1.0%
219	China Motor Corp., (Taiwan)	199
226	Dongfeng Motor Group Co., Ltd., (China), Class H	386
42	Ford Motor Co. (a)	452
61	General Motors Co. (a)	1,229
162	Great Wall Motor Co., Ltd., (China), Class H	236
14	Harley-Davidson, Inc.	537
37	Honda Motor Co., Ltd., (Japan)	1,124
4	Hyundai Motor Co., (South Korea)	658
6	Kia Motors Corp., (South Korea) (a)	319
56	Nissan Motor Co., Ltd., (Japan)	501
17	Tata Motors Ltd., (India), ADR	283
8	Tesla Motors, Inc. (a)	228
19	Toyota Motor Corp., (Japan)	618

		6,770

	Distributors — 0.1%
8	Genuine Parts Co.	465
15	Imperial Holdings Ltd., (South Africa)	235

		700

	Diversified Consumer Services — 0.1%
9	American Public Education, Inc. (a)	381
3	Coinstar, Inc. (a)	128
2	DeVry, Inc.	59
3	H&R Block, Inc.	46
4	Regis Corp.	69
2	School Specialty, Inc. (a)	5
6	Sotheby’s	180
1	Weight Watchers International, Inc.	77

		945

	Hotels, Restaurants & Leisure — 1.2%
10	Accor S.A., (France)	258
11	Ameristar Casinos, Inc.	197
1	Biglari Holdings, Inc. (a)	405
4	BJ’s Restaurants, Inc. (a)	199

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
8		Brinker International, Inc.	206
23		Carnival Corp.	760
1		Cheesecake Factory, Inc. (The) (a)	26
5		Darden Restaurants, Inc.	220
—	(h)	DineEquity, Inc. (a)	9
41		Intercontinental Hotels Group plc, (United Kingdom)	741
7		Las Vegas Sands Corp. (a)	295
36		Marriott International, Inc., Class A	1,039
4		McDonald’s Corp.	406
15		Monarch Casino & Resort, Inc. (a)	153
8		Multimedia Games Holding Co., Inc. (a)	64
11		O’Charley’s, Inc. (a)	60
3		Penn National Gaming, Inc. (a)	95
4		PF Chang’s China Bistro, Inc.	111
4		Red Robin Gourmet Burgers, Inc. (a)	114
190		Sands China Ltd., (China) (a)	534
183		SJM Holdings Ltd., (Hong Kong)	297
11		Sodexo, (France)	763
16		Town Sports International Holdings, Inc. (a)	118
5		Wyndham Worldwide Corp.	197
13		Yum! Brands, Inc.	764

			8,031

		Household Durables — 0.4%
14		American Greetings Corp., Class A	169
53		Arcelik AS, (Turkey)	170
4		Blyth, Inc.	227
4		CSS Industries, Inc.	70
16		D.R. Horton, Inc.	208
3		Jarden Corp.	87
11		Leggett & Platt, Inc.	256
6		Lennar Corp., Class A	117
9		Lifetime Brands, Inc.	108
—	(h)	NVR, Inc. (a)	257
5		PulteGroup, Inc. (a)	33
7		Ryland Group, Inc. (The)	108
1		Skullcandy, Inc. (a)	9
452		Skyworth Digital Holdings Ltd., (Hong Kong)	158
5		Tempur-Pedic International, Inc. (a)	271
25		Toll Brothers, Inc. (a)	500
117		Turkiye Sise ve Cam Fabrikalari AS, (Turkey)	176

			2,924

		Internet & Catalog Retail — 0.5%
14		Amazon.com, Inc. (a)	2,450
6		Expedia, Inc.	168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet & Catalog Retail — Continued
10	HomeAway, Inc. (a)	240
2	NetFlix, Inc. (a)	132
3	PetMed Express, Inc.	27
1	priceline.com, Inc. (a)	374
6	TripAdvisor, Inc. (a)	146

		3,537

	Leisure Equipment & Products — 0.1%
9	Arctic Cat, Inc. (a)	194
6	Brunswick Corp.	116
1	Hasbro, Inc.	27
22	JAKKS Pacific, Inc.	310
2	Polaris Industries, Inc.	123

		770

	Media — 1.6%
14	AH Belo Corp., Class A (m)	67
29	Belo Corp., Class A	180
58	CBS Corp. (Non-Voting), Class B	1,564
13	Clear Channel Outdoor Holdings, Inc., Class A (a)	166
59	Comcast Corp., Class A	1,402
13	DIRECTV, Class A (a)	564
32	Entercom Communications Corp., Class A (a)	195
1	Fisher Communications, Inc. (a)	29
19	Gannett Co., Inc.	255
12	Global Sources Ltd., (Bermuda) (a)	59
6	Journal Communications, Inc., Class A (a)	26
23	McClatchy Co. (The), Class A (a)	55
11	Nexstar Broadcasting Group, Inc., Class A (a)	89
7	Outdoor Channel Holdings, Inc.	52
1	Pandora Media, Inc. (a)	12
33	Pearson plc, (United Kingdom)	625
33	Reed Elsevier N.V., (Netherlands)	379
9	Scholastic Corp.	267
24	Sinclair Broadcast Group, Inc., Class A	274
255	Sirius XM Radio, Inc. (a)	463
8	Time Warner Cable, Inc.	477
72	Time Warner, Inc.	2,592
10	Viacom, Inc., Class B	454
13	Walt Disney Co. (The)	505
1	Washington Post Co. (The), Class B	188
53	WPP plc, (Ireland)	553

		11,492

	Multiline Retail — 0.6%
10	Dillard’s, Inc., Class A	435
17	Kohl’s Corp.	855

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — Continued
24		Macy’s, Inc.	765
78		Marks & Spencer Group plc, (United Kingdom)	375
1		Nordstrom, Inc.	51
7		PPR, (France)	1,020
3		Sears Holdings Corp. (a)	86
15		Target Corp.	765

			4,352

		Specialty Retail — 1.1%
4		AutoZone, Inc. (a)	1,222
6		Barnes & Noble, Inc. (a)	80
6		Bed Bath & Beyond, Inc. (a)	339
343		Belle International Holdings Ltd., (Hong Kong)	596
4		Best Buy Co., Inc.	86
5		Build-A-Bear Workshop, Inc. (a)	39
211		Coldwater Creek, Inc. (a)	249
21		Conn’s, Inc. (a)	235
16		Finish Line, Inc. (The), Class A	312
8		GameStop Corp., Class A (a)	200
10		Gap, Inc. (The)	176
30		Home Depot, Inc. (The)	1,264
10		Inditex S.A., (Spain)	843
23		Lowe’s Cos., Inc.	573
—	(h)	Orchard Supply Hardware Stores Corp., Class A (a) (f) (i)	—
1		Rent-A-Center, Inc.	30
25		Sally Beauty Holdings, Inc. (a)	524
1		Staples, Inc.	19
1		Teavana Holdings, Inc. (a)	23
9		TJX Cos., Inc.	605
5		Williams-Sonoma, Inc.	208

			7,623

		Textiles, Apparel & Luxury Goods — 0.8%
24		Burberry Group plc, (United Kingdom)	442
11		Cie Financiere Richemont S.A., (Switzerland), Class A	543
9		Coach, Inc.	549
6		Deckers Outdoor Corp. (a)	416
23		Liz Claiborne, Inc. (a)	197
7		Lululemon Athletica, Inc., (Canada) (a)	336
4		LVMH Moet Hennessy Louis Vuitton S.A., (France)	578
13		Michael Kors Holdings Ltd., (Hong Kong) (a)	354
9		NIKE, Inc., Class B	852
4		Oxford Industries, Inc.	185
7		V.F. Corp.	836

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
10	Vera Bradley, Inc. (a)	323

		5,611

	Total Consumer Discretionary	55,682

	Consumer Staples — 4.7%
	Beverages — 0.7%
15	Anheuser-Busch InBev N.V., (Belgium)	896
5	Beam, Inc.	246
5	Carlsberg A/S, (Denmark), Class B	336
28	Coca-Cola Co. (The)	1,959
9	Constellation Brands, Inc., Class A (a)	195
3	Diageo plc, (United Kingdom), ADR	297
2	Dr. Pepper Snapple Group, Inc.	83
5	PepsiCo, Inc.	330
5	Pernod-Ricard S.A., (France)	497

		4,839

	Food & Staples Retailing — 0.6%
1	Arden Group, Inc., Class A	63
28	CVS Caremark Corp.	1,147
3	Fresh Market, Inc. (The) (a)	122
19	Kroger Co. (The)	462
200	Rite Aid Corp. (a)	252
3	Sysco Corp.	77
111	Tesco plc, (United Kingdom)	696
14	Walgreen Co.	446
17	Wal-Mart Stores, Inc.	1,009

		4,274

	Food Products — 1.5%
4	B&G Foods, Inc.	104
22	BRF - Brasil Foods S.A., (Brazil), ADR	438
19	Campbell Soup Co.	621
280	Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (f) (i)	—
341	Charoen Pokphand Foods PCL, (Thailand)	348
1	CJ CheilJedang Corp., (South Korea) (a)	264
7	ConAgra Foods, Inc.	185
10	Diamond Foods, Inc.	320
14	General Mills, Inc.	568
10	Imperial Sugar Co.	37
369	Indofood Sukses Makmur Tbk PT, (Indonesia)	187
4	JM Smucker Co. (The)	336
1	Kellogg Co.	62
9	Kernel Holding S.A., (Ukraine) (a)	185
45	Kraft Foods, Inc., Class A	1,671
37	Nestle S.A., (Switzerland)	2,107

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
1		Ralcorp Holdings, Inc. (a)	104
26		Smart Balance, Inc. (a)	139
8		Smithfield Foods, Inc. (a)	189
9		Tiger Brands Ltd., (South Africa)	286
10		Tyson Foods, Inc., Class A	210
65		Unilever N.V. CVA, (Netherlands)	2,228

			10,589

		Household Products — 0.7%
5		Colgate-Palmolive Co.	497
2		Energizer Holdings, Inc. (a)	170
12		Kimberly-Clark Corp.	889
53		Procter & Gamble Co. (The)	3,536

			5,092

		Personal Products — 0.2%
70		Hengan International Group Co., Ltd., (China)	653
—	(h)	Herbalife Ltd., (Cayman Islands)	21
4		L’Oreal S.A., (France)	452
2		Nature’s Sunshine Products, Inc. (a)	34
2		Nu Skin Enterprises, Inc., Class A	87
7		Prestige Brands Holdings, Inc. (a)	83

			1,330

		Tobacco — 1.0%
13		Altria Group, Inc.	384
44		British American Tobacco plc, (United Kingdom)	2,091
17		Imperial Tobacco Group plc, (United Kingdom)	647
—	(h)	Japan Tobacco, Inc., (Japan)	1,293
1		Lorillard, Inc.	126
21		Philip Morris International, Inc.	1,656
27		Souza Cruz S.A., (Brazil)	334
10		Universal Corp.	441

			6,972

		Total Consumer Staples	33,096

		Energy — 6.4%
		Energy Equipment & Services — 1.1%
21		Baker Hughes, Inc.	1,009
53		Cal Dive International, Inc. (a)	119
18		Cameron International Corp. (a)	887
3		Complete Production Services, Inc. (a)	111
2		Dresser-Rand Group, Inc. (a)	120
5		Dril-Quip, Inc. (a)	309
6		Geokinetics, Inc. (a)	13
1		Gulf Island Fabrication, Inc.	35
15		Halliburton Co.	522

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Energy Equipment & Services — Continued
3		Helmerich & Payne, Inc.	198
6		Hercules Offshore, Inc. (a)	28
4		ION Geophysical Corp. (a)	23
10		National Oilwell Varco, Inc.	684
1		Parker Drilling Co. (a)	5
2		Patterson-UTI Energy, Inc.	48
5		Pioneer Drilling Co. (a)	48
1		Rowan Cos., Inc. (a)	40
49		Schlumberger Ltd.	3,336
5		Technip S.A., (France)	459
2		Weatherford International Ltd., (Switzerland) (a)	33

			8,027

		Oil, Gas & Consumable Fuels — 5.3%
2		Alon USA Energy, Inc.	16
7		Anadarko Petroleum Corp.	567
2		Apache Corp.	196
110		BG Group plc, (United Kingdom)	2,342
2		Bonanza Creek Energy, Inc. (a)	19
41		Cairn Energy plc, (United Kingdom) (a)	168
2		Chesapeake Energy Corp.	43
29		Chevron Corp.	3,039
76		China Shenhua Energy Co., Ltd., (China), Class H	329
1		Clayton Williams Energy, Inc. (a)	46
9		Cloud Peak Energy, Inc. (a)	182
758		CNOOC Ltd., (China)	1,322
8		Concho Resources, Inc. (a)	730
27		ConocoPhillips	1,974
1		Contango Oil & Gas Co. (a)	47
4		CVR Energy, Inc. (a)	66
11		Delek U.S. Holdings, Inc.	129
25		Devon Energy Corp.	1,555
34		Dragon Oil plc, (United Arab Emirates)	245
13		Energen Corp.	650
16		Energy Partners Ltd. (a)	237
6		EOG Resources, Inc.	635
61		Exxon Mobil Corp.	5,198
3		Hess Corp.	181
—	(h)	Isramco, Inc. (a)	9
98		JX Holdings, Inc., (Japan)	593
16		KazMunaiGas Exploration Production, (Kazakhstan), GDR	242
—	(h)	KiOR, Inc., Class A (a)	1
7		Laredo Petroleum Holdings, Inc. (a)	163
10		Lukoil OAO, (Russia), ADR	548
21		Marathon Oil Corp.	622

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
4		Marathon Petroleum Corp.	127
4		McMoRan Exploration Co. (a)	51
1		Murphy Oil Corp.	28
8		Newfield Exploration Co. (a)	309
14		NuStar GP Holdings LLC	456
32		Occidental Petroleum Corp.	2,964
37		OGX Petroleo e Gas Participacoes S.A., (Brazil) (a)	270
1		Panhandle Oil and Gas, Inc., Class A	16
496		PetroChina Co., Ltd., (China), Class H	616
16		Petroleo Brasileiro S.A., (Brazil), ADR	393
14		Petroquest Energy, Inc. (a)	93
47		PTT PCL, (Thailand)	473
109		Royal Dutch Shell plc, (Netherlands), Class A	3,970
12		Sasol Ltd., (South Africa)	566
1		Solazyme, Inc. (a)	14
10		Southwestern Energy Co. (a)	332
5		Stone Energy Corp. (a)	137
3		Swift Energy Co. (a)	86
13		Tatneft, (Russia), ADR	396
18		Teekay Corp., (Canada)	477
24		Total S.A., (France)	1,201
43		Tullow Oil plc, (United Kingdom)	927
14		Tupras Turkiye Petrol Rafinerileri A.S., (Turkey)	289
18		VAALCO Energy, Inc. (a)	109
3		Valero Energy Corp.	67
17		W&T Offshore, Inc.	367
1		Western Refining, Inc. (a)	16
—	(h)	Westmoreland Coal Co. (a)	4
16		Williams Cos., Inc. (The)	527

			37,375

		Total Energy	45,402

		Financials — 9.8%
		Capital Markets — 1.1%
2		Affiliated Managers Group, Inc. (a) (m)	230
26		Ameriprise Financial, Inc.	1,310
1		BlackRock, Inc.	91
25		Blackstone Group LP (The)	353
29		Charles Schwab Corp. (The)	328
18		Credit Suisse Group AG, (Switzerland) (a)	432
3		Federated Investors, Inc., Class B	44
12		Goldman Sachs Group, Inc. (The)	1,129
54		ICAP plc, (United Kingdom)	291
49		Invesco Ltd.	987
20		Investment Technology Group, Inc. (a)	213

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Capital Markets — Continued
1		Janus Capital Group, Inc.	3
11		Lazard Ltd., (Bermuda), Class A	279
—	(h)	Legg Mason, Inc.	8
69		Man Group plc, (United Kingdom)	136
2		Manning & Napier, Inc. (a)	25
28		Morgan Stanley	429
7		State Street Corp.	263
7		T. Rowe Price Group, Inc.	427
18		TD Ameritrade Holding Corp.	287
4		W.P. Carey & Co. LLC	176

			7,441

		Commercial Banks — 3.3%
2		1st Source Corp.	61
24		Australia & New Zealand Banking Group Ltd., (Australia)	493
5		BancFirst Corp.	195
41		Banco Bilbao Vizcaya Argentaria S.A., (Spain)	350
23		Banco do Brasil S.A., (Brazil)	290
11		BancorpSouth, Inc.	125
1,188		Bank of China Ltd., (China), Class H	436
2		Banner Corp.	41
143		Barclays plc, (United Kingdom)	393
4		BBCN Bancorp, Inc. (a)	36
11		BNP Paribas S.A., (France)	414
4		Cathay General Bancorp	64
1,298		China Construction Bank Corp., (China), Class H	902
217		China Merchants Bank Co., Ltd., (China), Class H	435
1		Citizens & Northern Corp.	9
5		City Holding Co.	176
6		City National Corp.	270
4		CoBiz Financial, Inc.	20
5		Cullen/Frost Bankers, Inc.	259
20		DGB Financial Group, Inc., (South Korea) (a)	222
36		DNB ASA, (Norway)	347
3		Erste Group Bank AG, (Austria)	58
26		Fifth Third Bancorp	331
5		Financial Institutions, Inc.	76
32		First Commonwealth Financial Corp.	166
4		First Financial Bancorp	73
2		First Interstate Bancsystem, Inc.	27
1		First Merchants Corp.	10
7		FNB Corp.	84
12		Hana Financial Group, Inc., (South Korea)	378
14		HDFC Bank Ltd., (India), ADR	364
2		Heartland Financial USA, Inc.	37

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
244	HSBC Holdings plc, (United Kingdom)	1,857
6	Huntington Bancshares, Inc.	32
713	Industrial & Commercial Bank of China, (China), Class H	421
19	Industrial Bank of Korea, (South Korea) (a)	204
156	Intesa Sanpaolo S.p.A., (Italy)	260
541	Krung Thai Bank PCL, (Thailand)	255
756	Lloyds Banking Group plc, (United Kingdom) (a)	304
7	M&T Bank Corp.	542
3	MainSource Financial Group, Inc.	26
118	Mitsubishi UFJ Financial Group, Inc., (Japan)	498
9	Oriental Financial Group, Inc.	109
3	PacWest Bancorp	63
11	PNC Financial Services Group, Inc.	634
10	Regions Financial Corp.	41
29	Sberbank of Russia, (Russia), ADR (a)	285
3	Sierra Bancorp	23
3	Simmons First National Corp., Class A	84
10	Societe Generale S.A., (France)	214
12	Southwest Bancorp, Inc. (a)	71
87	Standard Chartered plc, (United Kingdom)	1,900
1	StellarOne Corp.	14
7	Suffolk Bancorp (a)	72
18	Sumitomo Mitsui Financial Group, Inc., (Japan)	493
32	SunTrust Banks, Inc.	559
7	Susquehanna Bancshares, Inc.	59
1	SVB Financial Group (a)	57
11	TCF Financial Corp.	118
51	U.S. Bancorp	1,390
1	UMB Financial Corp.	52
204	Wells Fargo & Co.	5,613
3	West Bancorp, Inc.	32
7	Wilshire Bancorp, Inc. (a)	27
3	Zions Bancorp	47

		23,498

	Consumer Finance — 0.6%
5	Advance America Cash Advance Centers, Inc. (m)	45
19	American Express Co.	895
47	Capital One Financial Corp.	1,980
177	Compartamos S.A.B. de C.V., (Mexico)	216
2	Credit Acceptance Corp. (a)	181
14	DFC Global Corp. (a)	261
2	Discover Financial Services	37
5	World Acceptance Corp. (a)	345

		3,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — 1.0%
78		African Bank Investments Ltd., (South Africa)	329
251		Bank of America Corp.	1,394
90		Citigroup, Inc.	2,362
4		CME Group, Inc., Class A	893
10		Deutsche Boerse AG, (Germany) (a)	547
102		ING Groep N.V. CVA, (Netherlands) (a)	727
3		IntercontinentalExchange, Inc. (a)	398
4		Marlin Business Services Corp.	55
9		Moody’s Corp.	317
7		PHH Corp. (a)	76

			7,098

		Insurance — 2.4%
25		ACE Ltd., (Switzerland)	1,734
7		Aflac, Inc. (m)	290
4		Allianz SE, (Germany)	420
3		Allied World Assurance Co. Holdings AG, (Switzerland)	182
12		Allstate Corp. (The) (m)	331
15		American Equity Investment Life Holding Co.	156
21		American International Group, Inc. (a)	476
10		Amtrust Financial Services, Inc.	233
1		Aspen Insurance Holdings Ltd., (Bermuda)	32
34		AXA S.A., (France)	436
7		Axis Capital Holdings Ltd., (Bermuda)	211
—	(h)	Berkshire Hathaway, Inc., Class A (a)	574
4		Berkshire Hathaway, Inc., Class B (a)	314
20		CNO Financial Group, Inc. (a)	128
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The), (Japan)	280
1		Delphi Financial Group, Inc., Class A	22
7		Dongbu Insurance Co., Ltd., (South Korea)	311
5		Endurance Specialty Holdings Ltd., (Bermuda)	206
3		Everest Re Group Ltd., (Bermuda)	215
1		Hartford Financial Services Group, Inc.	22
35		Loews Corp.	1,303
4		Meadowbrook Insurance Group, Inc.	41
50		MetLife, Inc.	1,549
2		Navigators Group, Inc. (The) (a)	100
32		Old Republic International Corp.	296
10		OneBeacon Insurance Group Ltd., Class A	146
—	(h)	PartnerRe Ltd., (Bermuda)	15
52		Ping An Insurance Group Co. of China Ltd., (China), Class H	338
5		Platinum Underwriters Holdings Ltd., (Bermuda)	162
2		ProAssurance Corp.	168
5		Protective Life Corp.	110

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
34	Prudential Financial, Inc.	1,719
131	Prudential plc, (United Kingdom)	1,299
3	RenaissanceRe Holdings Ltd., (Bermuda)	222
26	Sul America S.A., (Brazil)	207
9	Swiss Re AG, (Switzerland) (a)	459
8	Symetra Financial Corp.	73
8	Transatlantic Holdings, Inc.	443
10	Travelers Cos., Inc. (The)	580
10	W.R. Berkley Corp.	351
15	XL Group plc, (Ireland)	291
3	Zurich Financial Services AG, (Switzerland) (a)	709

		17,154

	Real Estate Investment Trusts (REITs) — 1.0%
13	Agree Realty Corp. (m)	307
1	Alexandria Real Estate Equities, Inc. (m)	84
11	Annaly Capital Management, Inc.	176
20	Anworth Mortgage Asset Corp.	128
5	Ashford Hospitality Trust, Inc.	38
1	Associated Estates Realty Corp.	13
2	BioMed Realty Trust, Inc.	43
19	Capstead Mortgage Corp.	240
5	CBL & Associates Properties, Inc.	82
3	Colonial Properties Trust	59
14	Coresite Realty Corp.	256
31	Cousins Properties, Inc.	199
30	CreXus Investment Corp.	313
11	DCT Industrial Trust, Inc.	57
6	DiamondRock Hospitality Co.	56
2	Duke Realty Corp.	25
2	EastGroup Properties, Inc.	104
5	Education Realty Trust, Inc.	51
1	Equity Lifestyle Properties, Inc.	92
26	Excel Trust, Inc.	306
2	First Industrial Realty Trust, Inc. (a)	18
7	HCP, Inc.	294
4	Health Care REIT, Inc.	224
1	Highwoods Properties, Inc.	30
3	Home Properties, Inc.	167
13	Hospitality Properties Trust	303
11	Lexington Realty Trust	79
9	LTC Properties, Inc.	272
2	Mack-Cali Realty Corp.	46
14	MFA Financial, Inc.	92
1	Mid-America Apartment Communities, Inc.	74
8	Mission West Properties, Inc.	74

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Real Estate Investment Trusts (REITs) — Continued
9		MPG Office Trust, Inc. (a)	17
4		National Health Investors, Inc.	158
1		Pebblebrook Hotel Trust	16
7		Pennsylvania Real Estate Investment Trust	70
—	(h)	Plum Creek Timber Co., Inc.	15
1		Post Properties, Inc.	36
8		Potlatch Corp.	255
16		ProLogis, Inc.	466
6		PS Business Parks, Inc.	305
10		Ramco-Gershenson Properties Trust	97
1		Regency Centers Corp.	31
4		Saul Centers, Inc.	124
3		Senior Housing Properties Trust	63
2		Taubman Centers, Inc.	93
6		Ventas, Inc.	308
30		Westfield Group, (Australia)	241
2		Weyerhaeuser Co.	28

			6,625

		Real Estate Management & Development — 0.3%
14		Brookfield Asset Management, Inc., (Canada), Class A	390
238		China Overseas Land & Investment Ltd., (Hong Kong)	395
141		Hang Lung Properties Ltd., (Hong Kong)	400
30		Mitsubishi Estate Co., Ltd., (Japan)	447
335		Soho China Ltd., (China)	223
35		Sun Hung Kai Properties Ltd., (Hong Kong)	438

			2,293

		Thrifts & Mortgage Finance — 0.1%
4		Astoria Financial Corp.	31
1		BankFinancial Corp.	4
12		Capitol Federal Financial, Inc.	142
4		OceanFirst Financial Corp.	46
18		Ocwen Financial Corp. (a)	262
25		People’s United Financial, Inc.	315
11		Washington Federal, Inc.	156

			956

		Total Financials	69,025

		Health Care — 6.4%
		Biotechnology — 1.0%
9		Achillion Pharmaceuticals, Inc. (a) (m)	69
5		Acorda Therapeutics, Inc. (a) (m)	124
21		Aegerion Pharmaceuticals, Inc. (a) (m)	347
5		Alexion Pharmaceuticals, Inc. (a) (m)	355

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
12	Amgen, Inc.	742
11	Anthera Pharmaceuticals, Inc. (a)	70
14	Ariad Pharmaceuticals, Inc. (a)	169
14	ArQule, Inc. (a)	79
3	AVEO Pharmaceuticals, Inc. (a)	58
18	BioCryst Pharmaceuticals, Inc. (a)	45
17	Biogen Idec, Inc. (a)	1,860
25	Celgene Corp. (a)	1,700
8	Chelsea Therapeutics International Ltd. (a)	43
29	Dynavax Technologies Corp. (a)	95
11	Gilead Sciences, Inc. (a)	462
9	Inhibitex, Inc. (a)	102
5	InterMune, Inc. (a)	68
3	Onyx Pharmaceuticals, Inc. (a)	123
56	Orexigen Therapeutics, Inc. (a)	91
24	Savient Pharmaceuticals, Inc. (a)	54
13	Vertex Pharmaceuticals, Inc. (a)	433

		7,089

	Health Care Equipment & Supplies — 0.6%
2	AngioDynamics, Inc. (a)	28
6	Baxter International, Inc.	307
6	Becton, Dickinson & Co.	476
9	CONMED Corp. (a)	234
33	Covidien plc, (Ireland)	1,471
15	Greatbatch, Inc. (a)	336
11	Invacare Corp.	168
82	RTI Biologics, Inc. (a)	364
7	Sirona Dental Systems, Inc. (a)	322
12	Thoratec Corp. (a)	407

		4,113

	Health Care Providers & Services — 1.4%
1	Aetna, Inc. (m)	61
20	Alliance HealthCare Services, Inc. (a) (m)	25
7	American Dental Partners, Inc. (a)	126
1	AMERIGROUP Corp. (a)	53
15	AmerisourceBergen Corp.	565
17	Cardinal Health, Inc.	671
19	CardioNet, Inc. (a)	46
30	Cross Country Healthcare, Inc. (a)	164
13	Emeritus Corp. (a)	226
10	Express Scripts, Inc. (a)	425
5	Fresenius Medical Care AG & Co. KGaA, (Germany)	347
23	Humana, Inc.	1,975
20	Lincare Holdings, Inc.	512

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Health Care Providers & Services — Continued
3		Magellan Health Services, Inc. (a)	163
7		McKesson Corp.	542
2		Molina Healthcare, Inc. (a)	49
12		National Healthcare Corp.	486
13		Skilled Healthcare Group, Inc., Class A (a)	73
5		Team Health Holdings, Inc. (a)	117
59		UnitedHealth Group, Inc.	2,988
5		WellCare Health Plans, Inc. (a)	273

			9,887

		Health Care Technology — 0.0% (g)
7		MedAssets, Inc. (a)	68

		Life Sciences Tools & Services — 0.1%
21		Affymetrix, Inc. (a) (m)	85
8		Agilent Technologies, Inc. (a) (m)	291
1		Life Technologies Corp. (a)	19
—	(h)	Mettler-Toledo International, Inc. (a)	59
23		Pacific Biosciences of California, Inc. (a)	65
1		PerkinElmer, Inc.	24

			543

		Pharmaceuticals — 3.3%
12		Abbott Laboratories (m)	648
10		Allergan, Inc. (m)	897
24		Bayer AG, (Germany)	1,531
10		Bristol-Myers Squibb Co.	359
6		Endo Pharmaceuticals Holdings, Inc. (a)	204
88		GlaxoSmithKline plc, (United Kingdom)	1,999
28		Johnson & Johnson	1,867
5		MAP Pharmaceuticals, Inc. (a)	62
7		Medicis Pharmaceutical Corp., Class A	219
123		Merck & Co., Inc.	4,637
6		Mylan, Inc. (a)	129
17		Nektar Therapeutics (a)	96
14		Novartis AG, (Switzerland)	810
5		Novo Nordisk A/S, (Denmark), Class B	606
197		Pfizer, Inc.	4,254
6		Roche Holding AG, (Switzerland)	1,052
15		Sanofi, (France)	1,069
17		Shire plc, (Ireland)	608
23		Teva Pharmaceutical Industries Ltd., (Israel), ADR	945
20		Valeant Pharmaceuticals International, Inc., (Canada) (a)	934
9		Vivus, Inc. (a)	88

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
14		Warner Chilcott plc, (Ireland), Class A (a)	209

			23,223

		Total Health Care	44,923

		Industrials — 6.3%
		Aerospace & Defense — 1.0%
9		Cubic Corp.	375
7		Embraer S.A., (Brazil), ADR	172
15		European Aeronautic Defence and Space Co., N.V., (Netherlands)	470
23		GenCorp, Inc. (a)	122
10		General Dynamics Corp.	671
—	(h)	Goodrich Corp.	37
7		HEICO Corp.	404
35		Honeywell International, Inc.	1,909
33		Meggitt plc, (United Kingdom)	178
1		Northrop Grumman Corp.	41
5		TransDigm Group, Inc. (a)	459
7		Wesco Aircraft Holdings, Inc. (a)	104
26		United Technologies Corp.	1,915

			6,857

		Air Freight & Logistics — 0.0% (g)
17		Pacer International, Inc. (a)	90
1		Park-Ohio Holdings Corp. (a)	21

			111

		Airlines — 0.1%
2		Alaska Air Group, Inc. (a) (m)	150
19		Hawaiian Holdings, Inc. (a)	109
6		Southwest Airlines Co.	54
8		United Continental Holdings, Inc. (a)	145

			458

		Building Products — 0.3%
10		Armstrong World Industries, Inc. (a)	447
11		Daikin Industries Ltd., (Japan)	308
12		Fortune Brands Home & Security, Inc. (a)	206
16		Gibraltar Industries, Inc. (a)	221
12		Masco Corp.	124
243		Nippon Sheet Glass Co., Ltd., (Japan)	453

			1,759

		Commercial Services & Supplies — 0.2%
16		ACCO Brands Corp. (a) (m)	155
17		American Reprographics Co. (a)	80
6		Deluxe Corp.	125
11		EnergySolutions, Inc. (a)	35

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
2	G&K Services, Inc., Class A	70
8	Intersections, Inc.	84
19	Knoll, Inc.	287
1	Portfolio Recovery Associates, Inc. (a)	81
12	Republic Services, Inc.	336
1	Standard Parking Corp. (a)	25
2	Steelcase, Inc., Class A	16

		1,294

	Construction & Engineering — 0.1%
4	Argan, Inc.	53
11	EMCOR Group, Inc.	306
12	Fluor Corp.	619

		978

	Electrical Equipment — 0.7%
72	ABB Ltd., (Switzerland) (a)	1,360
3	Acuity Brands, Inc. (m)	175
30	Emerson Electric Co.	1,388
69	Mitsubishi Electric Corp., (Japan)	661
5	Nidec Corp., (Japan)	425
20	Schneider Electric S.A., (France)	1,070

		5,079

	Industrial Conglomerates — 0.9%
7	3M Co.	574
25	Carlisle Cos., Inc.	1,126
77	General Electric Co.	1,378
54	Hutchison Whampoa Ltd., (Hong Kong)	450
6	Jardine Matheson Holdings Ltd., (Hong Kong)	301
6	Siemens AG, (Germany)	573
3	SK Holdings Co., Ltd., (South Korea) (a)	268
4	Standex International Corp.	130
33	Tyco International Ltd., (Switzerland)	1,559

		6,359

	Machinery — 1.4%
8	AGCO Corp. (a) (m)	357
1	Ampco-Pittsburgh Corp.	12
36	Atlas Copco AB, (Sweden), Class A	781
1	Cascade Corp.	38
7	Caterpillar, Inc.	661
6	Cummins, Inc.	534
10	Douglas Dynamics, Inc.	140
3	FANUC Corp., (Japan)	397
6	Hurco Cos., Inc. (a)	132
10	Illinois Tool Works, Inc.	476

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — Continued
3		Ingersoll-Rand plc, (Ireland)	91
2		Joy Global, Inc.	157
1		Kadant, Inc. (a)	18
23		Komatsu Ltd., (Japan)	525
56		Kubota Corp., (Japan)	469
60		Mitsubishi Heavy Industries Ltd., (Japan)	255
5		Mueller Industries, Inc.	200
1		NACCO Industries, Inc., Class A	54
5		Navistar International Corp. (a)	174
9		Nordson Corp.	375
27		PACCAR, Inc.	993
14		Pall Corp.	800
6		Parker Hannifin Corp.	465
10		Samsung Heavy Industries Co., Ltd., (South Korea) (a)	233
9		Sauer-Danfoss, Inc. (a)	340
3		SMC Corp., (Japan)	483
2		Stanley Black & Decker, Inc.	115
5		Trimas Corp. (a)	90
6		Wabtec Corp.	446

			9,811

		Professional Services — 0.3%
5		Barrett Business Services, Inc.	104
3		Dun & Bradstreet Corp. (The)	202
10		Equifax, Inc.	387
49		Experian plc, (Ireland)	665
6		IHS, Inc., Class A (a)	508
—	(h)	SGS S.A., (Switzerland)	383
2		Towers Watson & Co., Class A	95

			2,344

		Road & Rail — 0.7%
4		Arkansas Best Corp.	69
1		Celadon Group, Inc.	17
2		Con-way, Inc.	70
25		CSX Corp.	533
10		East Japan Railway Co., (Japan)	625
5		Heartland Express, Inc.	74
8		J.B. Hunt Transport Services, Inc.	354
28		Norfolk Southern Corp.	2,039
12		Old Dominion Freight Line, Inc. (a)	490
9		RailAmerica, Inc. (a)	133
12		Saia, Inc. (a)	152
4		Union Pacific Corp.	445

			5,001

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 0.6%
29	Air Lease Corp. (a) (m)	680
5	Aircastle Ltd.	66
4	Applied Industrial Technologies, Inc.	134
66	Marubeni Corp., (Japan)	402
26	Mitsubishi Corp., (Japan)	528
30	Mitsui & Co., Ltd., (Japan)	470
34	Sumitomo Corp., (Japan)	462
3	TAL International Group, Inc.	92
5	W.W. Grainger, Inc.	880
6	Watsco, Inc.	381

		4,095

	Total Industrials	44,146

	Information Technology — 8.6%
	Communications Equipment — 1.0%
4	Arris Group, Inc. (a)	41
15	Aruba Networks, Inc. (a)	276
5	Black Box Corp.	140
134	Cisco Systems, Inc.	2,426
4	Comtech Telecommunications Corp.	109
3	F5 Networks, Inc. (a)	340
7	InterDigital, Inc.	283
6	Juniper Networks, Inc. (a)	113
7	Oplink Communications, Inc. (a)	110
2	Plantronics, Inc.	75
21	Polycom, Inc. (a)	344
46	QUALCOMM, Inc.	2,502
57	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	581

		7,340

	Computers & Peripherals — 2.0%
26	Apple, Inc. (a)	10,624
5	Dell, Inc. (a)	78
2	Dot Hill Systems Corp. (a)	2
3	Electronics for Imaging, Inc. (a)	47
45	EMC Corp. (a)	974
116	Fujitsu Ltd., (Japan)	601
2	Fusion-io, Inc. (a)	58
4	Hewlett-Packard Co.	107
8	Imation Corp. (a)	43
490	Lenovo Group Ltd., (China)	326
18	NetApp, Inc. (a)	669
7	SanDisk Corp. (a)	323
1	Western Digital Corp. (a)	21

		13,873

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.6%
3	Agilysys, Inc. (a) (m)	21
21	Brightpoint, Inc. (a)	227
9	Checkpoint Systems, Inc. (a)	99
5	Coherent, Inc. (a)	261
109	E Ink Holdings, Inc., (Taiwan)	142
9	FUJIFILM Holdings Corp., (Japan)	205
224	Hon Hai Precision Industry Co., Ltd., (Taiwan), GDR, Reg. S.	1,231
7	Murata Manufacturing Co., Ltd., (Japan)	348
2	Newport Corp. (a)	33
9	Omron Corp., (Japan)	189
85	Premier Farnell plc, (United Kingdom)	239
11	Pulse Electronics Corp.	30
2	RadiSys Corp. (a)	11
1	Richardson Electronics Ltd.	17
23	TE Connectivity Ltd., (Switzerland)	700
20	Vishay Intertechnology, Inc. (a)	182

		3,935

	Internet Software & Services — 0.5%
1	Ancestry.com, Inc. (a)	18
1	Demand Media, Inc. (a)	8
1	eBay, Inc. (a)	31
4	Google, Inc., Class A (a)	2,419
5	IAC/InterActiveCorp.	192
2	InfoSpace, Inc. (a)	20
8	OpenTable, Inc. (a)	305
1	Yahoo! Japan Corp., (Japan)	273
4	Yahoo!, Inc. (a)	58
1	Zillow, Inc. (a)	16

		3,340

	IT Services — 1.0%
3	Accenture plc, (Ireland), Class A	186
1	Alliance Data Systems Corp. (a) (m)	130
1	Booz Allen Hamilton Holding Corp. (a)	22
1	CACI International, Inc., Class A (a)	73
14	Cielo S.A., (Brazil)	364
16	Cognizant Technology Solutions Corp., Class A (a)	1,020
3	CSG Systems International, Inc. (a)	43
5	Genpact Ltd., (Bermuda) (a)	75
4	Global Cash Access Holdings, Inc. (a)	17
2	Heartland Payment Systems, Inc.	51
10	Infosys Ltd., (India), ADR	519
13	International Business Machines Corp.	2,343
4	MasterCard, Inc., Class A	1,609
1	TNS, Inc. (a)	9

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
2	Unisys Corp. (a)	47
13	VeriFone Systems, Inc. (a)	460

		6,968

	Office Electronics — 0.2%
29	Canon, Inc., (Japan)	1,259
27	Xerox Corp.	213
6	Zebra Technologies Corp., Class A (a)	219

		1,691

	Semiconductors & Semiconductor Equipment — 1.6%
18	Altera Corp.	672
6	Analog Devices, Inc.	229
10	ASML Holding N.V., (Netherlands)	412
2	ATMI, Inc. (a) (m)	42
13	Avago Technologies Ltd., (Singapore)	369
18	Broadcom Corp., Class A (a)	526
4	Brooks Automation, Inc.	38
4	Cirrus Logic, Inc. (a)	59
3	Cymer, Inc. (a)	129
2	DSP Group, Inc. (a)	11
43	Freescale Semiconductor Holdings I Ltd. (a)	547
524	GCL-Poly Energy Holdings Ltd., (Hong Kong)	146
14	GT Advanced Technologies, Inc. (a)	104
17	Hynix Semiconductor, Inc., (South Korea) (a)	322
4	Integrated Device Technology, Inc. (a)	22
2	Intel Corp.	48
6	Intermolecular, Inc. (a)	54
4	Kulicke & Soffa Industries, Inc. (a)	38
24	Lam Research Corp. (a)	896
7	Lattice Semiconductor Corp. (a)	40
46	LSI Corp. (a)	274
35	LTX-Credence Corp. (a)	187
2	Marvell Technology Group Ltd., (Bermuda) (a)	33
17	Micrel, Inc.	175
3	Micron Technology, Inc. (a)	18
3	Novellus Systems, Inc. (a)	116
4	ON Semiconductor Corp. (a)	34
12	RF Micro Devices, Inc. (a)	65
5	Rudolph Technologies, Inc. (a)	44
3	Samsung Electronics Co., Ltd., (South Korea)	2,549
3	Semtech Corp. (a)	65
93	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,206
2	Texas Instruments, Inc.	48
52	Xilinx, Inc.	1,673

		11,191

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 1.7%
3		Adobe Systems, Inc. (a) (m)	89
16		Aspen Technology, Inc. (a)	279
6		Citrix Systems, Inc. (a)	366
3		EPIQ Systems, Inc.	34
2		Fair Isaac Corp.	86
—	(h)	Imperva, Inc. (a)	14
2		JDA Software Group, Inc. (a)	71
1		Jive Software, Inc. (a)	11
10		Manhattan Associates, Inc. (a)	417
8		MICROS Systems, Inc. (a)	367
177		Microsoft Corp.	4,600
2		MicroStrategy, Inc., Class A (a)	162
22		Monotype Imaging Holdings, Inc. (a)	343
19		Nuance Communications, Inc. (a)	483
84		Oracle Corp.	2,146
1		Quest Software, Inc. (a)	22
3		Salesforce.com, Inc. (a)	335
13		SAP AG, (Germany)	704
11		Symantec Corp. (a)	167
10		Taleo Corp., Class A (a)	385
1		Tangoe, Inc. (a)	8
24		TeleNav, Inc. (a)	188
4		TIBCO Software, Inc. (a)	84
3		VMware, Inc., Class A (a)	274
9		Websense, Inc. (a)	161
39		Zynga, Inc., Class A (a)	365

			12,161

		Total Information Technology	60,499

		Materials — 2.9%
		Chemicals — 1.3%
9		Air Products & Chemicals, Inc. (m)	798
10		Albemarle Corp. (m)	495
2		CF Industries Holdings, Inc.	333
312		Dongyue Group, (China)	204
1		Dow Chemical Co. (The)	35
26		E.I. du Pont de Nemours & Co.	1,193
8		FMC Corp.	645
15		Georgia Gulf Corp. (a)	301
2		Innophos Holdings, Inc.	98
14		KP Chemical Corp., (South Korea) (a)	173
5		Lanxess AG, (Germany)	251
3		Linde AG, (Germany)	439
5		LyondellBasell Industries N.V., (Netherlands), Class A	156
7		Minerals Technologies, Inc.	396

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
10	Monsanto Co.	683
1	Mosaic Co. (The)	71
3	PPG Industries, Inc.	267
104	PTT Global Chemical PCL, (Thailand) (a)	200
11	Sherwin-Williams Co. (The)	998
10	Shin-Etsu Chemical Co., Ltd., (Japan)	476
5	Solvay S.A., (Belgium)	404
11	Symrise AG, (Germany)	289
5	Tredegar Corp.	116

		9,021

	Construction Materials — 0.1%
238	China Shanshui Cement Group Ltd., (China)	157
6	Holcim Ltd., (Switzerland) (a)	331
6	Imerys S.A., (France)	294
9	Lafarge S.A., (France)	309
2	Martin Marietta Materials, Inc.	143

		1,234

	Containers & Packaging — 0.1%
1	Ball Corp.	50
1	Crown Holdings, Inc. (a)	33
9	Graphic Packaging Holding Co. (a)	38
13	Myers Industries, Inc.	164
8	Rock-Tenn Co., Class A	467
3	Sealed Air Corp.	53

		805

	Metals & Mining — 1.2%
10	Alcoa, Inc. (m)	84
34	BHP Billiton Ltd., (Australia)	1,186
4	Coeur d’Alene Mines Corp. (a)	94
14	Exxaro Resources Ltd., (South Africa)	283
22	First Quantum Minerals Ltd., (Canada)	443
43	Freeport-McMoRan Copper & Gold, Inc.	1,587
9	Hecla Mining Co.	49
8	KGHM Polska Miedz S.A., (Poland)	244
6	Kumba Iron Ore Ltd., (South Africa)	359
20	MMC Norilsk Nickel OJSC, (Russia), ADR	302
3	Newmont Mining Corp.	182
6	Rio Tinto Ltd., (Australia)	380
33	Rio Tinto plc, (United Kingdom)	1,591
36	Ruukki Group OYJ, (Finland) (a)	41
42	Vale S.A., (Brazil), ADR	906
14	Worthington Industries, Inc.	226
30	Xstrata plc, (Switzerland)	464

		8,421

SHARES		SECURITY DESCRIPTION	VALUE($)

		Paper & Forest Products — 0.2%
3		Buckeye Technologies, Inc.	110
1		Domtar Corp., (Canada)	96
4		International Paper Co.	132
15		MeadWestvaco Corp.	434
4		Neenah Paper, Inc.	92
3		PH Glatfelter Co.	41
27		Stora Enso OYJ, (Finland), Class R	161
26		UPM-Kymmene OYJ, (Finland)	283

			1,349

		Total Materials	20,830

		Telecommunication Services — 2.0%
		Diversified Telecommunication Services — 1.2%
98		AT&T, Inc. (m)	2,960
3		Boingo Wireless, Inc. (a)	26
23		CenturyLink, Inc.	850
5		Cincinnati Bell, Inc. (a)	16
9		Consolidated Communications Holdings, Inc.	179
3		Frontier Communications Corp.	15
46		Koninklijke KPN N.V., (Netherlands)	544
11		Nippon Telegraph & Telephone Corp., (Japan)	570
142		Telecom Corp. of New Zealand Ltd., (New Zealand)	228
15		Telefonica Brasil S.A., (Brazil), ADR	407
52		Turk Telekomunikasyon AS, (Turkey)	191
60		Verizon Communications, Inc.	2,426
62		Vonage Holdings Corp. (a)	153

			8,565

		Wireless Telecommunication Services — 0.8%
13		America Movil S.A.B. de C.V., (Mexico), Series L, ADR	285
15		China Mobile Ltd., (Hong Kong)	141
2		Crown Castle International Corp. (a)	69
—	(h)	KDDI Corp., (Japan)	552
24		Mobile Telesystems OJSC, (Russia), ADR	346
15		SK Telecom Co., Ltd., (South Korea), ADR	204
42		Sprint Nextel Corp. (a)	99
10		Telephone & Data Systems, Inc.	231
—	(h)	USA Mobility, Inc.	6
32		VimpelCom Ltd., (Netherlands), ADR	299
18		Vodacom Group Ltd., (South Africa)	193
892		Vodafone Group plc, (United Kingdom)	2,488
13		Vodafone Group plc, (United Kingdom), ADR	356

			5,269

		Total Telecommunication Services	13,834

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 2.1%
	Electric Utilities — 1.0%
24	American Electric Power Co., Inc.	988
25	Cia Energetica de Minas Gerais, (Brazil), ADR	436
25	E.ON AG, (Germany)	542
5	El Paso Electric Co.	180
9	Exelon Corp.	370
27	NextEra Energy, Inc.	1,637
21	Northeast Utilities	760
2	NV Energy, Inc.	35
8	Portland General Electric Co.	190
19	PPL Corp.	565
8	Progress Energy, Inc.	448
15	Southern Co. (The)	694
2	UniSource Energy Corp.	89

		6,934

	Gas Utilities — 0.4%
8	AGL Resources, Inc. (m)	348
10	CenterPoint Energy, Inc.	209
1	Laclede Group, Inc. (The)	57
1	New Jersey Resources Corp.	71
8	ONEOK, Inc.	719
886	Perusahaan Gas Negara PT, (Indonesia)	310
3	Piedmont Natural Gas Co., Inc.	112
135	Snam Rete Gas S.p.A., (Italy)	597
2	Southwest Gas Corp.	102

		2,525

	Multi-Utilities — 0.7%
219	Centrica plc, (United Kingdom)	985
6	Dominion Resources, Inc.	333
5	DTE Energy Co.	298
21	GDF Suez, (France)	566
11	NorthWestern Corp.	397
1	OGE Energy Corp.	34
16	PG&E Corp.	649
25	Sempra Energy	1,362
23	Suez Environnement Co., (France)	267

		4,891

	Water Utilities — 0.0% (g)
4	Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR (a)	245

	Total Utilities	14,595

	Total Common Stocks (Cost $377,030)	402,032

SHARES		SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 0.4%
		Consumer Discretionary — 0.2%
		Automobiles — 0.2%
8		Volkswagen AG, (Germany)	1,129

		Specialty Retail — 0.0%
—	(h)	Orchard Supply Hardware Stores Corp., Series A, (a) (f) (i)	—

		Total Consumer Discretionary	1,129

		Consumer Staples — 0.2%
		Beverages — 0.1%
17		Cia de Bebidas das Americas, (Brazil), ADR	616

		Household Products — 0.1%
9		Henkel AG & Co. KGaA, (Germany)	533

		Total Consumer Staples	1,149

		Financials — 0.0% (g)
		Commercial Banks — 0.0% (g)
27		Banco do Estado do Rio Grande do Sul, (Brazil)	290
4		Itau Unibanco Holding S.A., (Brazil), ADR	76

		Total Financials	366

		Total Preferred Stocks (Cost $2,138)	2,644

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 1.8%
861		ACE Securities Corp., Series 2006-SD1, Class A1B, VAR, 0.644%, 02/25/36 (m)	780
56		AH Mortgage Advance Trust, Series SART-1, Class A1, 2.630%, 05/10/42 (e) (m)	55
		Ally Auto Receivables Trust,
33		Series 2010-1, Class A3, 1.450%, 05/15/14	33
67		Series 2010-3, Class A4, 1.550%, 08/17/15	68
97		Series 2010-4, Class A3, 0.910%, 11/17/14	97
82		Series 2011-3, Class A3, 0.970%, 08/17/15	82
53		AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 01/08/16	53
879		Asset Backed Securities Corp. Home Equity, Series 2005-HE1, Class M3, VAR, 1.164%, 03/25/35	472
44		Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	45
		Bayview Financial Acquisition Trust,
446		Series 2005-C, Class A1C, VAR, 0.704%, 06/28/44	405
843		Series 2006-A, Class 2A4, VAR, 0.594%, 02/28/41	732
510		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-1, Class 1A7, SUB, 3.985%, 11/25/33	451

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
200	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3, 0.910%, 08/08/13	200
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	180
	CNH Equipment Trust,
43	Series 2010-A, Class A3, 1.540%, 07/15/14	43
100	Series 2011-A, Class A3, 1.200%, 05/16/16	100
	Credit-Based Asset Servicing and Securitization LLC,
1,044	Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	1,024
593	Series 2005-CB5, Class AF2, SUB, 4.831%, 08/25/35	576
	CS First Boston Mortgage Securities Corp.,
42	Series 2002-HE4, Class AF, 5.510%, 08/25/32	39
56	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	55
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	107
1,509	Equity One ABS, Inc., Series 2003-1, Class M1, VAR, 4.860%, 07/25/33	1,272
297	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A3, VAR, 0.834%, 09/25/34	280
100	Ford Credit Auto Owner Trust, Series 2011-B, Class A3, 0.840%, 06/15/15	100
60	Honda Auto Receivables Owner Trust, Series 2011-1, Class A4, 1.800%, 04/17/17	61
	Hyundai Auto Receivables Trust,
65	Series 2010-B, Class A4, 1.630%, 03/15/17	66
57	Series 2011-B, Class A4, 1.650%, 02/15/17	58
	John Deere Owner Trust,
20	Series 2009-B, Class A3, 1.570%, 10/15/13	21
55	Series 2011-A, Class A3, 1.290%, 01/15/16	55
	MASTR Asset Backed Securities Trust,
585	Series 2002-OPT1, Class M3, VAR, 3.819%, 11/25/32	513
250	Series 2005-OPT1, Class M1, VAR, 0.694%, 03/25/35	215
	Mercedes-Benz Auto Receivables Trust,
55	Series 2010-1, Class A3, 1.420%, 08/15/14	55
68	Series 2011-1, Class A3, 0.850%, 03/16/15	68
1,174	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.344%, 05/25/33	923
328	Morgan Stanley ABS Capital I, Series 2005-HE1, Class M3, VAR, 0.814%, 12/25/34	238

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.744%, 03/25/35	170
1,029	Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 1.869%, 05/25/34	725
662	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	576
436	Residential Asset Mortgage Products, Inc., Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	406
	Residential Asset Securities Corp.,
711	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	672
300	Series 2005-KS7, Class M1, VAR, 0.734%, 08/25/35	285
200	Series 2005-KS9, Class A3, VAR, 0.664%, 10/25/35	190
81	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	81
180	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.564%, 06/25/35	168

	Total Asset-Backed Securities (Cost $12,926)	12,795

Collateralized Mortgage Obligations — 9.1%
	Agency CMO — 7.9%
283	Federal Home Loan Banks, Series TQ-2015, Class A, 5.065%, 10/20/15	307
378	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	428
	Federal Home Loan Mortgage Corp. REMICS,
7	Series 1087, Class I, 8.500%, 06/15/21	8
7	Series 1136, Class H, 6.000%, 09/15/21	7
184	Series 1617, Class PM, 6.500%, 11/15/23	210
144	Series 1710, Class GH, 8.000%, 04/15/24	166
103	Series 1732, Class K, 6.500%, 05/15/24	111
136	Series 1843, Class Z, 7.000%, 04/15/26	142
170	Series 2033, Class K, 6.050%, 08/15/23	172
1,592	Series 2097, Class PD, 8.000%, 11/15/28 (m)	1,957
55	Series 2115, Class PE, 6.000%, 01/15/14	56
346	Series 2378, Class BD, 5.500%, 11/15/31	367
63	Series 2391, Class QR, 5.500%, 12/15/16 (m)	67
163	Series 2394, Class MC, 6.000%, 12/15/16	174
201	Series 2405, Class JF, 6.000%, 01/15/17 (m)	214
105	Series 2425, Class OB, 6.000%, 03/15/17	113
310	Series 2455, Class GK, 6.500%, 05/15/32	353

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
89	Series 2457, Class PE, 6.500%, 06/15/32	103
234	Series 2473, Class JZ, 6.500%, 07/15/32 (m)	262
28	Series 2503, Class TG, 5.500%, 09/15/17	30
31	Series 2508, Class AQ, 5.500%, 10/15/17	33
103	Series 2515, Class DE, 4.000%, 03/15/32	105
95	Series 2522, Class AH, 5.250%, 02/15/32	97
213	Series 2527, Class BP, 5.000%, 11/15/17	228
121	Series 2531, Class HN, 5.000%, 12/15/17	129
98	Series 2538, Class CB, 5.000%, 12/15/17	105
500	Series 2564, Class NK, 5.000%, 02/15/18	536
500	Series 2575, Class PE, 5.500%, 02/15/33	547
500	Series 2586, Class WG, 4.000%, 03/15/33	535
250	Series 2594, Class OL, 5.000%, 04/15/18	272
129	Series 2595, Class HO, 4.500%, 03/15/23	141
61	Series 2617, Class TJ, 4.500%, 08/15/16	61
350	Series 2627, Class KM, 4.500%, 06/15/18 (m)	375
519	Series 2636, Class Z, 4.500%, 06/15/18	552
313	Series 2651, Class VZ, 4.500%, 07/15/18	332
180	Series 2657, Class ME, 5.000%, 10/15/22	193
400	Series 2663, Class VQ, 5.000%, 06/15/22	441
200	Series 2685, Class DT, 5.000%, 10/15/23	227
167	Series 2686, Class GC, 5.000%, 10/15/23	183
224	Series 2695, Class DE, 4.000%, 01/15/17	226
500	Series 2699, Class TC, 4.000%, 11/15/18	537
400	Series 2715, Class NG, 4.500%, 12/15/18	440
133	Series 2727, Class PE, 4.500%, 07/15/32	142
366	Series 2744, Class TU, 5.500%, 05/15/32	385
774	Series 2744, Class VD, 5.500%, 02/15/26 (m)	866
187	Series 2748, Class LE, 4.500%, 12/15/17	191
228	Series 2756, Class NA, 5.000%, 02/15/24	251
300	Series 2763, Class PD, 4.500%, 12/15/17	306
150	Series 2764, Class OE, 4.500%, 03/15/19	165
195	Series 2773, Class CD, 4.500%, 04/15/24	211
65	Series 2775, Class WA, 4.500%, 04/15/19	68
11	Series 2778, Class TD, 4.250%, 06/15/33	11
47	Series 2780, Class JA, 4.500%, 04/15/19	49
53	Series 2780, Class JG, 4.500%, 04/15/19	55
317	Series 2780, Class MD, 5.000%, 09/15/31	321
249	Series 2780, Class TH, 5.000%, 09/15/29	251
179	Series 2783, Class AT, 4.000%, 04/15/19	194
69	Series 2809, Class UB, 4.000%, 09/15/17	70
100	Series 2809, Class UC, 4.000%, 06/15/19	107
801	Series 2835, Class HB, 5.500%, 08/15/24 (m)	877
250	Series 2852, Class NY, 5.000%, 09/15/33	278
455	Series 2864, Class NB, 5.500%, 07/15/33	508

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
226	Series 2864, Class PE, 5.000%, 06/15/33	239
268	Series 2872, Class GC, 5.000%, 11/15/29	271
400	Series 2877, Class AD, 4.000%, 10/15/19	426
150	Series 2899, Class KB, 4.500%, 03/15/19	157
433	Series 2901, Class KB, 5.000%, 12/15/34	484
310	Series 2910, Class BE, 4.500%, 12/15/19	340
267	Series 2921, Class MD, 5.000%, 06/15/33	275
80	Series 2922, Class GA, 5.500%, 05/15/34	88
77	Series 2931, Class AM, 4.500%, 07/15/19	80
520	Series 2931, Class DC, 4.000%, 06/15/18	537
150	Series 2966, Class NC, 5.000%, 04/15/31	152
300	Series 2988, Class TY, 5.500%, 06/15/25	332
200	Series 2989, Class TG, 5.000%, 06/15/25	216
32	Series 2998, Class PK, 5.500%, 07/15/35	32
117	Series 3000, Class PB, 3.900%, 01/15/23	121
105	Series 3004, Class HK, 5.500%, 07/15/35	113
500	Series 3028, Class ME, 5.000%, 02/15/34	551
290	Series 3031, Class AG, 5.000%, 02/15/34	318
209	Series 3036, Class ND, 5.000%, 05/15/34	229
100	Series 3064, Class OG, 5.500%, 06/15/34	109
110	Series 3077, Class TO, PO, 04/15/35	102
500	Series 3078, Class PD, 5.500%, 07/15/34	544
550	Series 3084, Class BH, 5.500%, 12/15/35	633
550	Series 3098, Class KG, 5.500%, 01/15/36	633
330	Series 3098, Class PE, 5.000%, 06/15/34	357
243	Series 3102, Class CE, 5.500%, 01/15/26	277
395	Series 3106, Class PD, 5.500%, 06/15/34	426
260	Series 3113, Class QD, 5.000%, 06/15/34	280
194	Series 3121, Class JD, 5.500%, 03/15/26	214
500	Series 3135, Class JC, 6.000%, 08/15/33	526
300	Series 3151, Class PD, 6.000%, 11/15/34	319
350	Series 3151, Class UC, 5.500%, 08/15/35	383
350	Series 3178, Class PC, 5.500%, 12/15/32	364
500	Series 3184, Class PD, 5.500%, 07/15/34	530
56	Series 3200, Class PO, PO, 08/15/36	51
242	Series 3212, Class BK, 5.500%, 09/15/36	272
90	Series 3216, Class JA, 5.500%, 11/15/24	91
166	Series 3261, Class MA, 5.500%, 01/15/17	172
329	Series 3312, Class LB, 5.500%, 11/15/25	345
600	Series 3334, Class CD, 6.000%, 07/15/34	629
93	Series 3334, Class MC, 5.000%, 04/15/33	94
361	Series 3349, Class DP, 6.000%, 09/15/36	411
368	Series 3653, Class HJ, 5.000%, 04/15/40	407
176	Series 3688, Class GT, VAR, 7.156%, 11/15/46	207
228	Series 3747, Class HI, IO, 4.500%, 07/15/37	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
196	Series 3852, Class TP, IF, 5.500%, 05/15/41	198
300	Series 3874, Class DW, 3.500%, 06/15/21	320
14	Series 50, Class I, 8.000%, 06/15/20	15
169	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	188
	Federal National Mortgage Association - ACES,
260	Series 2011-M2, Class A2, 3.645%, 07/25/21	275
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	434
80	Federal National Mortgage Association Interest STRIPS, Series 293, Class 1, PO, 12/01/24	76
	Federal National Mortgage Association REMICS,
11	Series 1990-7, Class B, 8.500%, 01/25/20	12
3	Series 1990-35, Class E, 9.500%, 04/25/20	4
12	Series 1990-76, Class G, 7.000%, 07/25/20	14
37	Series 1990-106, Class J, 8.500%, 09/25/20	42
6	Series 1991-73, Class A, 8.000%, 07/25/21	6
109	Series 1992-112, Class GB, 7.000%, 07/25/22	123
45	Series 1992-195, Class C, 7.500%, 10/25/22	52
21	Series 1997-42, Class PG, 7.000%, 07/18/12 (m)	21
157	Series 1998-37, Class VZ, 6.000%, 06/17/28	174
275	Series 1998-66, Class B, 6.500%, 12/25/28	304
169	Series 2002-19, Class PE, 6.000%, 04/25/17	180
312	Series 2002-24, Class AJ, 6.000%, 04/25/17	339
430	Series 2002-55, Class PG, 5.500%, 09/25/32	473
63	Series 2002-63, Class KC, 5.000%, 10/25/17	68
175	Series 2002-63, Class LB, 5.500%, 10/25/17	188
109	Series 2003-21, Class OU, 5.500%, 03/25/33	120
956	Series 2003-24, Class BC, 5.000%, 04/25/18 (m)	1,023
96	Series 2003-33, Class AC, 4.250%, 03/25/33	101
500	Series 2003-39, Class PG, 5.500%, 05/25/23	570
500	Series 2003-48, Class TC, 5.000%, 06/25/23	555
78	Series 2003-53, Class JL, 5.000%, 12/25/31	80
87	Series 2003-58, Class AD, 3.250%, 07/25/33	89
61	Series 2003-63, Class PE, 3.500%, 07/25/33	63
150	Series 2003-67, Class KE, 5.000%, 07/25/33	170
15	Series 2003-67, Class VQ, 7.000%, 01/25/19	15
195	Series 2003-78, Class B, 5.000%, 08/25/23	217
132	Series 2003-81, Class CB, 4.750%, 09/25/18	135
500	Series 2003-81, Class LC, 4.500%, 09/25/18	538
194	Series 2003-81, Class YC, 5.000%, 09/25/33	209
457	Series 2003-83, Class PG, 5.000%, 06/25/23	491
203	Series 2003-110, Class WA, 4.000%, 08/25/33	214

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
192	Series 2003-113, Class KA, 4.500%, 11/25/18	197
500	Series 2003-122, Class TE, 5.000%, 12/25/22	536
168	Series 2003-131, Class CH, 5.500%, 01/25/34	194
805	Series 2004-32, Class AY, 4.000%, 05/25/19 (m)	872
500	Series 2004-36, Class PC, 5.500%, 02/25/34	559
590	Series 2004-53, Class NC, 5.500%, 07/25/24 (m)	629
225	Series 2005-5, Class CK, 5.000%, 01/25/35	248
269	Series 2005-18, Class EG, 5.000%, 03/25/25	287
43	Series 2005-23, Class TG, 5.000%, 04/25/35	47
209	Series 2005-29, Class WC, 4.750%, 04/25/35	231
84	Series 2005-34, Class PC, 5.500%, 06/25/32	86
188	Series 2005-38, Class TB, 6.000%, 11/25/34	218
500	Series 2005-44, Class PE, 5.000%, 07/25/33	538
281	Series 2005-58, Class EP, 5.500%, 07/25/35	313
500	Series 2005-67, Class HG, 5.500%, 01/25/35	547
283	Series 2005-68, Class BC, 5.250%, 06/25/35	312
400	Series 2005-118, Class PN, 6.000%, 01/25/32	418
633	Series 2006-43, Class LB, 5.500%, 04/25/35	692
385	Series 2006-45, Class NW, 5.500%, 01/25/35	421
267	Series 2007-65, Class KI, IF, IO, 6.326%, 07/25/37	36
500	Series 2007-79, Class PC, 5.000%, 01/25/32	514
400	Series 2008-65, Class CD, 4.500%, 08/25/23	440
130	Series 2008-68, Class VN, 5.500%, 03/25/27	141
550	Series 2008-70, Class BY, 4.000%, 08/25/23	600
151	Series 2009-37, Class KI, IF, IO, 5.706%, 06/25/39	18
256	Series 2009-50, Class PT, VAR, 5.989%, 05/25/37	286
168	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	21
211	Series 2009-86, Class OT, PO, 10/25/37	178
630	Series 2009-92, Class AD, 6.000%, 11/25/39	704
623	Series 2009-112, Class ST, IF, IO, 5.956%, 01/25/40	78
334	Series 2010-35, Class SB, IF, IO, 6.126%, 04/25/40	49
1,057	Series 2010-37, Class CY, 5.000%, 04/25/40	1,188
541	Series 2010-64, Class DM, 5.000%, 06/25/40	590
418	Series 2010-64, Class EH, 5.000%, 10/25/35	441
338	Series 2010-111, Class AE, 5.500%, 04/25/38	357
266	Series 2011-22, Class MA, 6.500%, 04/25/38	292
150	Series 2011-52, Class KB, 5.500%, 06/25/41	180
150	Series 2011-52, Class LB, 5.500%, 06/25/41	180
77	Series G92-35, Class E, 7.500%, 07/25/22	85

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Government National Mortgage Association,
390	Series 2005-48, Class CY, 5.000%, 06/20/35	450
235	Series 2005-92, Class CD, 5.000%, 01/20/32	256
275	Series 2006-38, Class SG, IF, IO, 6.365%, 09/20/33	26
400	Series 2006-69, Class MB, 5.500%, 12/20/36	463
271	Series 2007-26, Class SW, IF, IO, 5.915%, 05/20/37	39
469	Series 2008-33, Class PB, 5.500%, 04/20/38	532
250	Series 2008-42, Class PB, 5.500%, 08/20/36	275
112	Series 2008-62, Class SA, IF, IO, 5.865%, 07/20/38	15
278	Series 2008-68, Class PQ, 5.500%, 04/20/38	304
250	Series 2008-71, Class PB, 6.000%, 07/20/37	276
271	Series 2008-76, Class US, IF, IO, 5.615%, 09/20/38	36
410	Series 2008-95, Class DS, IF, IO, 7.015%, 12/20/38	69
259	Series 2009-72, Class SM, IF, IO, 5.967%, 08/16/39	37
576	Series 2009-106, Class ST, IF, IO, 5.715%, 02/20/38	85
277	Series 2010-14, Class QP, 6.000%, 12/20/39	300
238	Series 2010-157, Class OP, PO, 12/20/40	210
188	Series 2011-97, Class WA, VAR, 6.067%, 11/20/38	213

		55,615

	Non-Agency CMO — 1.2%
	Banc of America Alternative Loan Trust,
486	Series 2003-2, Class CB2, VAR, 0.794%, 04/25/33	467
553	Series 2004-9, Class 4A1, 5.500%, 10/25/19	558
250	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	256
	Citicorp Mortgage Securities, Inc.,
163	Series 2004-4, Class A4, 5.500%, 06/25/34	170
175	Series 2005-7, Class 1A6, 5.500%, 10/25/35	174
86	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	90
	Countrywide Alternative Loan Trust,
74	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	75
529	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	506
404	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	403

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
749	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	708
166	Credit Suisse Mortgage Capital Certificates, Series 2011-7R, Class A1, VAR, 1.544%, 08/28/47 (e)	163
121	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	125
	First Horizon Asset Securities, Inc.,
9	Series 2004-AR7, Class 2A1, VAR, 2.630%, 02/25/35	8
494	Series 2006-3, Class 1A13, 6.250%, 11/25/36	449
	GSR Mortgage Loan Trust,
137	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	143
51	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	54
	JPMorgan Mortgage Trust,
227	Series 2006-A2, Class 5A3, VAR, 2.648%, 11/25/33	208
114	Series 2007-A1, Class 5A5, VAR, 2.798%, 07/25/35	103
78	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	79
23	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	23
87	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.528%, 08/22/36	85
	Morgan Stanley Mortgage Loan Trust,
163	Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	166
285	Series 2004-4, Class 2A, VAR, 6.336%, 09/25/34	282
	Opteum Mortgage Acceptance Corp.,
994	Series 2005-3, Class A1B, VAR, 0.554%, 07/25/35	911
1,461	Series 2005-3, Class APT, VAR, 0.584%, 07/25/35	1,103
74	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	76
82	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	84
	Residential Accredit Loans, Inc.,
32	Series 2004-QS3, Class CB, 5.000%, 03/25/19	32
28	Series 2004-QS8, Class A12, 5.000%, 06/25/34	28
103	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
36	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 5.018%, 12/25/33	36
	WaMu Mortgage Pass-Through Certificates,
69	Series 2003-AR9, Class 1A6, VAR, 2.460%, 09/25/33	66
50	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	51
	Wells Fargo Mortgage-Backed Securities Trust,
49	Series 2004-7, Class 2A2, 5.000%, 07/25/19	51
36	Series 2004-EE, Class 3A1, VAR, 2.740%, 12/25/34	35
256	Series 2004-P, Class 2A1, VAR, 2.677%, 09/25/34	243

		8,117

	Total Collateralized Mortgage Obligations (Cost $60,462)	63,732

Commercial Mortgage-Backed Securities — 0.5%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	108
100	Series 2005-3, Class AM, 4.727%, 07/10/43	102
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	55
327	Series 2005-6, Class ASB, VAR, 5.193%, 09/10/47	342
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	329
150	Series 2006-4, Class A4, 5.634%, 07/10/46	166
100	Series 2006-5, Class A4, 5.414%, 09/10/47	108
100	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.441%, 03/11/39	111
140	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	149
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	146
606	GS Mortgage Securities Corp., Series 2005-SE, Class A1, VAR, 0.644%, 01/25/45	535
200	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	214
200	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.358%, 08/12/37	197
213	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 03/15/36	223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.666%, 05/12/39	111
4,161	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.210%, 12/12/49 (e)	55
8,912	Morgan Stanley Capital I, Series 2007-HQ11, Class X, IO, VAR, 0.238%, 02/12/44 (e)	70
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.739%, 08/15/39	162
500	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	532

	Total Commercial Mortgage-Backed Securities (Cost $3,581)	3,715

Corporate Bonds — 7.7%
	Consumer Discretionary — 0.7%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	64
125	5.000%, 03/30/20	139

		203

	Automobiles — 0.1%
	Daimler Finance North America LLC,
350	1.950%, 03/28/14 (e)	349
100	6.500%, 11/15/13	109

		458

	Broadcasting & Cable TV — 0.0% (g)
100	DISH DBS Corp., 7.875%, 09/01/19	113

	Diversified Consumer Services — 0.0% (g)
100	Service Corp. International, 7.000%, 05/15/19	105

	Hotels, Restaurants & Leisure — 0.0% (g)
100	Vail Resorts, Inc., 6.500%, 05/01/19	102

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	35

	Leisure Equipment & Products — 0.0% (g)
60	Mattel, Inc., 5.450%, 11/01/41	61

	Media — 0.5%
120	CBS Corp., 7.875%, 07/30/30	153
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13 (m)	40
	Comcast Corp.,
145	4.950%, 06/15/16	161
200	5.850%, 11/15/15	227
55	6.300%, 11/15/17	65

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
70	6.400%, 03/01/40	87
100	6.450%, 03/15/37	121
	Cox Communications, Inc.,
125	5.450%, 12/15/14	139
25	8.375%, 03/01/39 (e)	33
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
230	5.000%, 03/01/21	246
150	6.000%, 08/15/40	164
47	Discovery Communications LLC, 4.375%, 06/15/21	50
	NBC Universal Media LLC,
150	3.650%, 04/30/15	158
115	4.375%, 04/01/21	122
95	5.150%, 04/30/20	106
	News America, Inc.,
250	6.750%, 01/09/38	283
90	6.900%, 08/15/39	104
130	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	135
	Time Warner Cable, Inc.,
75	5.875%, 11/15/40	81
125	7.300%, 07/01/38	152
120	8.750%, 02/14/19	153
155	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	203
	Time Warner, Inc.,
110	6.500%, 11/15/36	132
250	7.625%, 04/15/31 (m)	323
	Viacom, Inc.,
17	3.875%, 12/15/21	17
100	6.250%, 04/30/16	116
70	WPP Finance 2010, (United Kingdom), 4.750%, 11/21/21 (e)	70

		3,641

	Multiline Retail — 0.1%
	Target Corp.,
140	1.125%, 07/18/14	141
200	7.000%, 01/15/38	279

		420

	Specialty Retail — 0.0% (g)
80	Home Depot, Inc. (The), 5.950%, 04/01/41	103

	Total Consumer Discretionary	5,241

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.6%
	Beverages — 0.2%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	136
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14	45
245	5.375%, 01/15/20	287
150	Coca-Cola Co. (The), 4.875%, 03/15/19	176
100	Constellation Brands, Inc., 7.250%, 05/15/17	110
250	PepsiCo, Inc., 3.125%, 11/01/20	260

		1,014

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
100	4.125%, 05/15/21	108
105	5.750%, 05/15/41	125
55	CVS Pass-Through Trust, 6.943%, 01/10/30	61
105	Delhaize Group S.A., (Belgium), 5.700%, 10/01/40	108
	Kroger Co. (The),
25	5.400%, 07/15/40	27
150	6.400%, 08/15/17	178
	Wal-Mart Stores, Inc.,
150	5.000%, 10/25/40	176
90	6.200%, 04/15/38	121

		904

	Food Products — 0.2%
	Bunge Ltd. Finance Corp.,
100	5.875%, 05/15/13	104
100	8.500%, 06/15/19	122
150	Cargill, Inc., 6.000%, 11/27/17 (e)	177
71	General Mills, Inc., 6.000%, 02/15/12 (m)	71
66	Kellogg Co., 3.250%, 05/21/18	70
	Kraft Foods, Inc.,
498	5.375%, 02/10/20	575
100	6.500%, 08/11/17	119
100	7.000%, 08/11/37	133

		1,371

	Household Products — 0.0% (g)
200	Procter & Gamble Co. (The), 1.450%, 08/15/16	202

	Tobacco — 0.1%
260	Altria Group, Inc., 4.750%, 05/05/21	286
	Philip Morris International, Inc.,
85	5.650%, 05/16/18	101
50	6.375%, 05/16/38	65

		452

	Total Consumer Staples	3,943

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy — 0.6%
	Energy Equipment & Services — 0.1%
125	Halliburton Co., 8.750%, 02/15/21	180
100	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	103
	Transocean, Inc., (Cayman Islands),
140	6.375%, 12/15/21	149
50	6.500%, 11/15/20	51

		483

	Oil, Gas & Consumable Fuels — 0.5%
50	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31 (m)	63
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16	142
190	6.375%, 09/15/17	220
60	Apache Corp., 5.250%, 02/01/42	72
165	Canadian Natural Resources Ltd., (Canada), 4.900%, 12/01/14	181
200	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	215
230	ConocoPhillips, 6.500%, 02/01/39	318
	Devon Energy Corp.,
160	2.400%, 07/15/16	164
100	6.300%, 01/15/19	122
175	Encana Corp., (Canada), 6.625%, 08/15/37	211
105	Energy Transfer Partners LP, 6.050%, 06/01/41	103
	Enterprise Products Operating LLC,
30	5.700%, 02/15/42	33
40	6.450%, 09/01/40	47
150	6.650%, 04/15/18	177
150	9.750%, 01/31/14	173
70	EQT Corp., 4.875%, 11/15/21	71
	Kinder Morgan Energy Partners LP,
70	6.375%, 03/01/41	79
30	6.950%, 01/15/38	34
270	Occidental Petroleum Corp., 1.750%, 02/15/17	273
155	ONEOK Partners LP, 3.250%, 02/01/16	160
	Plains All American Pipeline LP/PAA Finance Corp.,
115	3.950%, 09/15/15	122
165	5.750%, 01/15/20	184
	Suncor Energy, Inc., (Canada),
100	6.100%, 06/01/18	118
160	6.500%, 06/15/38	202
5	6.850%, 06/01/39	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
128	Total Capital S.A., (France), 4.125%, 01/28/21	141
57	Valero Energy Corp., 6.625%, 06/15/37	61

		3,692

	Total Energy	4,175

	Financials — 3.0%
	Capital Markets — 0.6%
	Bank of New York Mellon Corp. (The),
150	1.700%, 11/24/14	151
100	2.950%, 06/18/15	103
100	4.150%, 02/01/21	106
100	BlackRock, Inc., 6.250%, 09/15/17	116
255	Credit Suisse, (Switzerland), 6.000%, 02/15/18	252
300	Credit Suisse USA, Inc., 5.125%, 08/15/15	316
	Goldman Sachs Group, Inc. (The),
75	3.700%, 08/01/15	74
375	4.750%, 07/15/13	380
25	5.950%, 01/18/18	26
130	6.150%, 04/01/18	134
255	6.250%, 02/01/41	250
100	7.500%, 02/15/19	110
100	Jefferies Group, Inc., 8.500%, 07/15/19	102
205	Lehman Brothers Holdings Capital Trust VII, 6.000%, 05/31/12 (d) (f) (i) (x) #	—	(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d) (f) (i) #	115
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	77
100	7.300%, 08/01/14 (e)	104
	Merrill Lynch & Co., Inc.,
100	6.400%, 08/28/17	97
100	6.875%, 04/25/18	98
	Morgan Stanley,
115	3.450%,11/02/15	106
200	5.450%, 01/09/17	193
125	5.625%, 09/23/19	116
500	5.750%, 10/18/16	487
100	5.750%, 01/25/21	93
70	6.625%, 04/01/18	69
100	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	105
150	UBS AG, (Switzerland), 5.750%, 04/25/18	155

		3,935

	Commercial Banks — 0.9%
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	51

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
150	4.375%, 01/13/21	164
	Barclays Bank plc, (United Kingdom),
300	5.200%, 07/10/14	309
100	6.750%, 05/22/19	111
63	BB&T Corp., 5.700%, 04/30/14	69
250	BNP Paribas S.A., (France), 3.250%, 03/11/15	236
150	BPCE S.A., (France), 2.375%, 10/04/13 (e)	145
150	Branch Banking & Trust Co., 4.875%, 01/15/13 (m)	153
325	Canadian Imperial Bank of Commerce, (Canada), 2.350%, 12/11/15	327
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	122
200	DNB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	198
200	Fifth Third Bancorp, 3.625%, 01/25/16	203
	HSBC Bank plc, (United Kingdom),
105	4.125%, 08/12/20 (e)	104
300	4.750%, 01/19/21 (e)	311
	HSBC Holdings plc, (United Kingdom),
270	5.100%, 04/05/21	287
30	6.100%, 01/14/42	34
	ING Bank N.V., (Netherlands),
100	2.000%, 10/18/13 (e)	98
200	4.000%, 03/15/16 (e)	193
150	KeyCorp, 6.500%, 05/14/13	159
95	Lloyds TSB Bank plc, (United Kingdom), 6.375%, 01/21/21	95
250	National City Corp., 4.900%, 01/15/15	270
195	PNC Funding Corp., 2.700%, 09/19/16	199
	Rabobank Nederland N.V., (Netherlands),
35	2.125%, 10/13/15	34
120	4.500%, 01/11/21	125
200	Royal Bank of Canada, (Canada), 1.450%, 10/30/14	201
185	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 03/16/15	177
310	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	328
300	SunTrust Banks, Inc., 5.000%, 09/01/15	312
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	109
108	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	110
67	U.S. Bancorp, 4.125%, 05/24/21	75
50	UnionBanCal Corp., 5.250%, 12/16/13	52

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
300	Wachovia Bank N.A., 5.600%, 03/15/16	321
200	Wachovia Corp., 5.750%, 02/01/18	227
490	Wells Fargo & Co., 3.676%, 06/15/16	512

		6,421

	Consumer Finance — 0.3%
250	American Express Co., 7.000%, 03/19/18	302
200	American Express Credit Corp., 2.750%, 09/15/15	201
150	American Honda Finance Corp., 7.625%, 10/01/18 (e)	188
	Capital One Bank USA N.A.,
200	6.500%, 06/13/13	211
250	8.800%, 07/15/19	286
	Capital One Financial Corp.,
150	3.150%, 07/15/16	150
60	4.750%, 07/15/21	62
100	Ford Motor Credit Co. LLC, 6.625%, 08/15/17	109
	HSBC Finance Corp.,
100	5.000%, 06/30/15	102
300	VAR, 0.653%, 01/15/14	276
50	RCI Banque S.A., (France), 4.600%, 04/12/16 (e)	48

		1,935

	Diversified Financial Services — 0.8%
	Bank of America Corp.,
130	3.625%, 03/17/16	120
110	3.750%, 07/12/16	102
200	4.500%, 04/01/15	193
105	5.000%, 05/13/21	96
130	5.625%, 07/01/20	120
585	5.650%, 05/01/18	557
500	7.625%, 06/01/19	517
	Citigroup, Inc.,
36	4.587%, 12/15/15	36
644	5.000%, 09/15/14	637
220	5.375%, 08/09/20	226
295	5.500%, 10/15/14	303
210	5.875%, 05/29/37	210
200	8.500%, 05/22/19	236
65	CME Group, Inc., 5.750%, 02/15/14	71
35	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	36
	General Electric Capital Corp.,
225	2.250%, 11/09/15	226
100	4.375%, 09/16/20	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
200	4.625%, 01/07/21	208
150	5.625%, 05/01/18	168
550	5.875%, 02/15/12 (m)	553
370	5.875%, 01/14/38	392
200	Hutchison Whampoa International 03/13 Ltd., (Cayman Islands), 6.500%, 02/13/13 (e)	209
55	Xstrata Finance Canada Ltd., (Canada), 5.800%, 11/15/16 (e)	60

		5,378

	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	110
350	Allstate Corp. (The), 6.125%, 02/15/12 (m)	352
355	American International Group, Inc., 6.400%, 12/15/20	358
	Aon Corp.,
53	3.125%, 05/27/16	54
28	6.250%, 09/30/40	34
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	117
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	31
100	6.500%, 08/15/16	108
65	Hartford Financial Services Group, Inc., 6.625%, 03/30/40	65
25	Lincoln National Corp., 4.850%, 06/24/21	25
180	MetLife, Inc., 4.750%, 02/08/21	195
	Metropolitan Life Global Funding I,
100	3.125%, 01/11/16 (e)	103
100	5.125%, 04/10/13 (e)	104
100	New York Life Global Funding, 5.375%, 09/15/13 (e)	107
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	67
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	106
	Prudential Financial, Inc.,
150	5.800%, 11/16/41	152
75	7.375%, 06/15/19	88
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	99

		2,291

	Real Estate Investment Trusts (REITs) — 0.1%
60	CommonWealth REIT, 6.650%, 01/15/18	64
40	Duke Realty LP, 6.750%, 03/15/20	44

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
68	ERP Operating LP, 4.625%, 12/15/21	69
225	HCP, Inc., 5.375%, 02/01/21	236
	Simon Property Group LP,
110	4.125%, 12/01/21	115
17	5.650%, 02/01/20	19
100	6.125%, 05/30/18	115
100	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	112

		774

	Thrifts & Mortgage Finance — 0.0% (g)
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	188

	Total Financials	20,922

	Health Care — 0.4%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	4.100%, 06/15/21	154
65	5.650%, 06/15/42	71
190	Gilead Sciences, Inc., 4.500%, 04/01/21	201

		426

	Health Care Equipment & Supplies — 0.0% (g)
80	Baxter International, Inc., 1.850%, 01/15/17	81

	Health Care Providers & Services — 0.2%
80	AmerisourceBergen Corp., 3.500%, 11/15/21	82
105	Aristotle Holding, Inc., 4.750%, 11/15/21 (e)	109
	Cigna Corp.,
135	4.375%, 12/15/20	138
20	5.375%, 02/15/42	20
100	Coventry Health Care, Inc., 5.450%, 06/15/21	111
120	Express Scripts, Inc., 3.125%, 05/15/16	121
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	116
50	Roche Holdings, Inc., 7.000%, 03/01/39 (e)	71
135	UnitedHealth Group, Inc., 5.700%, 10/15/40	161
100	WellPoint, Inc., 5.800%, 08/15/40	119

		1,048

	Pharmaceuticals — 0.1%
125	Abbott Laboratories, 5.300%, 05/27/40 (m)	150
100	Mylan, Inc., 7.625%, 07/15/17 (e)	109
125	Pfizer, Inc., 7.200%, 03/15/39	185
135	Sanofi, (France), 1.200%, 09/30/14	136
70	Teva Pharmaceutical Finance Co. B.V., (Curacao), 2.400%, 11/10/16	71

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Pharmaceuticals — Continued
200	Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, (Netherlands), 3.000%, 06/15/15	208
85	Watson Pharmaceuticals, Inc., 6.125%, 08/15/19	100

		959

	Total Health Care	2,514

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
100	Honeywell International, Inc., 4.250%, 03/01/21	113
	Lockheed Martin Corp.,
140	2.125%, 09/15/16	140
200	4.250%, 11/15/19	213
100	Northrop Grumman Corp., 5.050%, 08/01/19	111
180	United Technologies Corp., 5.400%, 05/01/35	213

		790

	Airlines — 0.0% (g)
23	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	21
93	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	97
113	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	119
19	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	19
17	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	17

		273

	Commercial Services & Supplies — 0.1%
	Pitney Bowes, Inc.,
150	4.875%, 08/15/14	159
50	5.000%, 03/15/15	53
	Waste Management, Inc.,
180	2.600%, 09/01/16	183
37	4.600%, 03/01/21	40
100	4.750%, 06/30/20	110

		545

	Industrial Conglomerates — 0.1%
61	Danaher Corp., 3.900%, 06/23/21	67
180	General Electric Co., 5.250%, 12/06/17	207
40	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	46

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — Continued
35	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	45

		365

	Machinery — 0.0% (g)
	Caterpillar, Inc.,
100	3.900%, 05/27/21	110
155	5.200%, 05/27/41	186

		296

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
500	4.100%, 06/01/21	540
100	5.650%, 05/01/17	115
30	5.750%, 05/01/40	36
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	270
150	CSX Corp., 7.375%, 02/01/19	187
391	Norfolk Southern Corp., 4.837%, 10/01/41 (e)	415
	Ryder System, Inc.,
43	3.500%, 06/01/17	43
20	3.600%, 03/01/16	21
218	Union Pacific Corp., 4.163%, 07/15/22	236

		1,863

	Total Industrials	4,132

	Information Technology — 0.2%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
100	4.450%, 01/15/20	113
200	5.500%, 01/15/40	245

		358

	Computers & Peripherals — 0.1%
160	Dell, Inc., 4.625%, 04/01/21	174
	Hewlett-Packard Co.,
120	4.300%, 06/01/21	123
30	6.000%, 09/15/41	33
100	International Business Machines Corp., 5.700%, 09/14/17	121

		451

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	161

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Office Electronics — 0.0% (g)
	Xerox Corp.,
150	4.500%, 05/15/21	152
100	5.625%, 12/15/19	109

		261

	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	96

	Software — 0.0% (g)
	Oracle Corp.,
55	3.875%, 07/15/20	61
100	5.250%, 01/15/16	115
115	6.125%, 07/08/39	151

		327

	Total Information Technology	1,755

	Materials — 0.2%
	Chemicals — 0.0% (g)
38	Dow Chemical Co. (The), 4.250%, 11/15/20	40
100	Praxair, Inc., 5.200%, 03/15/17	115
150	Union Carbide Corp., 7.750%, 10/01/96	169

		324

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	47

	Metals & Mining — 0.2%
170	Barrick Gold Corp., (Canada), 2.900%, 05/30/16	175
50	Barrick North America Finance LLC, 5.700%, 05/30/41	59
	Rio Tinto Finance USA Ltd., (Australia),
95	2.250%, 09/20/16	97
150	2.500%, 05/20/16	153
100	4.125%, 05/20/21	107
35	8.950%, 05/01/14	41
	Vale Overseas Ltd., (Cayman Islands),
150	4.625%, 09/15/20	155
105	5.625%, 09/15/19	116
60	6.875%, 11/21/36	68
105	Xstrata Canada Financial Corp., (Canada), 6.000%, 11/15/41 (e)	108

		1,079

	Paper & Forest Products — 0.0% (g)
105	International Paper Co., 6.000%, 11/15/41	114

	Total Materials	1,564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
105	4.450%, 05/15/21 (m)	115
250	4.850%, 02/15/14 (m)	270
6	5.350%, 09/01/40	7
335	6.300%, 01/15/38 (m)	411
100	British Telecommunications plc, (United Kingdom), 9.625%, 12/15/30	141
210	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	284
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	119
110	France Telecom S.A., (France), 4.125%, 09/14/21	111
150	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	144
	Telefonica Emisiones SAU, (Spain),
145	5.462%, 02/16/21	138
100	6.221%, 07/03/17	103
	Verizon Communications, Inc.,
200	1.250%, 11/03/14	201
100	4.600%, 04/01/21	113
110	6.100%, 04/15/18	132
115	6.350%, 04/01/19	140

		2,429

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	2.375%, 09/08/16	199
140	5.000%, 03/30/20	155
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	101
125	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	145

		600

	Total Telecommunication Services	3,029

	Utilities — 1.0%
	Electric Utilities — 0.7%
100	Appalachian Power Co., 4.600%, 03/30/21	110
100	Carolina Power & Light Co., 5.125%, 09/15/13	107
90	CenterPoint Energy Houston Electric LLC, Series M2, 5.750%, 01/15/14	98
	Commonwealth Edison Co.,
200	1.625%, 01/15/14	201
190	3.400%, 09/01/21	197

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
215	Consolidated Edison Co. of New York, Inc., 5.850%, 04/01/18	262
	Duke Energy Carolinas LLC,
150	1.750%, 12/15/16	151
500	6.250%, 01/15/12 (m)	501
130	Duke Energy Corp., 5.050%, 09/15/19	148
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	89
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	146
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	108
60	FirstEnergy Corp., Series C, 7.375%, 11/15/31	74
50	Florida Power & Light Co., 5.950%, 10/01/33	64
	Georgia Power Co.,
145	3.000%, 04/15/16	154
200	4.250%, 12/01/19	223
35	Great Plains Energy, Inc., 4.850%, 06/01/21	37
100	Indiana Michigan Power Co., 7.000%, 03/15/19	123
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	207
	Nevada Power Co.,
20	5.375%, 09/15/40	24
34	5.450%, 05/15/41	40
50	6.500%, 08/01/18	60
	Nisource Finance Corp.,
80	5.800%, 02/01/42	84
35	5.950%, 06/15/41	37
110	NV Energy, Inc., 6.250%, 11/15/20	114
60	Oglethorpe Power Corp., 5.375%, 11/01/40	71
85	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40	97
100	Pacific Gas & Electric Co., 6.050%, 03/01/34	124
10	PacifiCorp, 5.650%, 07/15/18	12
200	Pennsylvania Electric Co., 6.050%, 09/01/17	229
125	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	131
117	Progress Energy, Inc., 4.400%, 01/15/21	129
	Southern California Edison Co.,
40	4.500%, 09/01/40	43
100	6.650%, 04/01/29	132
200	Southwestern Public Service Co., 8.750%, 12/01/18	273

		4,600

	Gas Utilities — 0.1%
	AGL Capital Corp.,
100	5.250%, 08/15/19 (m)	112
18	5.875%, 03/15/41 (m)	21

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
150	ANR Pipeline Co., 9.625%, 11/01/21 (m)	221
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	91
	DCP Midstream LLC,
140	5.350%, 03/15/20 (e)	150
60	9.750%, 03/15/19 (e)	78
160	Rockies Express Pipeline LLC, 3.900%, 04/15/15 (e)	158

		831

	Independent Power Producers & Energy Traders — 0.0% (g)
188	PSEG Power LLC, 5.125%, 04/15/20	211
95	Southern Power Co., 5.150%, 09/15/41	101

		312

	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
235	5.200%, 08/15/19	271
210	6.250%, 06/30/12 (m)	216
40	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12 (m)	42
	MidAmerican Energy Holdings Co.,
100	5.750%, 04/01/18	115
120	6.125%, 04/01/36	143
35	6.500%, 09/15/37	44
100	Sempra Energy, 9.800%, 02/15/19	135
95	Xcel Energy, Inc., 4.700%, 05/15/20	107

		1,073

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
120	6.085%, 10/15/17	140
100	6.593%, 10/15/37	123

		263

	Total Utilities	7,079

	Total Corporate Bonds (Cost $52,710)	54,354

Foreign Government Security — 0.0% (g)
60	United Mexican States, (Mexico), 6.375%, 01/16/13 (Cost $60)	63

SHARES
Investment Companies — 15.2%
24	Cohen & Steers Infrastructure Fund, Inc.	384
2,664	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	21,229

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
868	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	17,716
6,582	JPMorgan High Yield Fund, Class R6 Shares (b)	50,090
956	JPMorgan International Realty Fund, Select Class Shares (b)	7,273
1,015	JPMorgan Realty Income Fund, Institutional Class Shares (b)	10,366

	Total Investment Companies (Cost $96,479)	107,058

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.1%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
148	5.500%, 02/01/24	160
10	6.000%, 04/01/14	11
6	6.500%, 03/01/13 - 06/01/13	6
6	7.000%, 06/01/13	6
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
159	6.500%, 11/01/22 - 03/01/26	177
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
481	4.500%, 05/01/41	510
92	6.000%, 12/01/36	101
4	6.500%, 02/01/26	5
4	7.000%, 02/01/26	5
19	7.500%, 05/01/26 - 08/01/27	22
15	8.000%, 04/01/25 - 05/01/25	18
11	8.500%, 07/01/26	13
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
21	7.000%, 12/01/14 - 03/01/16	22
997	Federal National Mortgage Association, 3.730%, 06/01/18	1,071
	Federal National Mortgage Association Pool,
200	3.370%, 11/01/20	211
247	3.810%, 01/01/19	267
246	4.369%, 02/01/20	273
297	4.640%, 01/01/21	334
	Federal National Mortgage Association, 15 Year, Single Family,
42	4.500%, 05/01/19	45
49	5.000%, 10/01/19	53
463	6.000%, 01/01/14 - 01/01/24	501
11	6.500%, 04/01/13	11
8	7.000%, 06/01/13	8

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year, Single Family,
289	5.000%, 03/01/36	313
558	6.000%, 12/01/32 - 04/01/35	623
571	6.500%, 02/01/26 - 10/01/38	642
225	7.000%, 03/01/26 - 04/01/37	258
32	7.500%, 05/01/26 - 11/01/26	32
47	8.000%, 11/01/22 - 06/01/24	54
24	8.500%, 11/01/18	26
23	9.000%, 08/01/24	29
	Federal National Mortgage Association, Other,
147	2.490%, 10/01/17	151
200	3.380%, 01/01/18	212
200	3.480%, 12/01/20	212
150	3.590%, 10/01/20	160
298	4.330%, 04/01/21	340
	Government National Mortgage Association II, 30 Year, Single Family,
10	8.000%, 07/20/28	12
37	8.500%, 09/20/25	44
27	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	28
	Government National Mortgage Association, 30 Year, Single Family,
65	6.500%, 01/15/24 - 03/15/28	75
115	7.000%, 04/15/24 - 05/15/26	133
21	7.500%, 06/15/25 - 05/15/26	22
36	8.000%, 04/15/24 - 09/15/27	41
73	8.500%, 06/15/22 - 12/15/22	86
3	10.000%, 07/15/18	3

	Total Mortgage Pass-Through Securities (Cost $6,959)	7,326

Municipal Bonds — 0.1%
	New York — 0.0% (g)
35	New York State Dormitory Authority, Build America Bonds, Series D, Rev., 5.600%, 03/15/40	42
150	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	170

		212

	Ohio — 0.1%
210	American Municipal Power, Inc., Build America Bonds, Rev., 7.499%, 02/15/50	274

	Total Municipal Bonds (Cost $395)	486

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $65)	65

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	52
65	5.250%, 09/15/39	83

	Total U.S. Government Agency Securities (Cost $108)	135

U.S. Treasury Obligations — 4.3%
	U.S. Treasury Bonds,
205	3.750%, 08/15/41 (m)	241
98	4.375%, 05/15/41 (m)	128
3,500	5.375%, 02/15/31 (m)	4,989
4,000	6.250%, 08/15/23 (m)	5,725
3,000	U.S. Treasury Bonds STRIPS, 08/15/16 (m)	2,884
	U.S. Treasury Notes,
115	0.500%, 11/30/12	116
35	0.625%, 06/30/12 (m)	35
6,515	0.875%, 01/31/12 (m)	6,520
15	1.000%, 10/31/16 (m)	15
5,000	1.375%, 09/30/18 (m)	5,027
355	2.000%, 11/15/21 (m)	359
2,000	2.625%, 12/31/14 (m)	2,133
1,000	2.625%, 02/29/16 (m)	1,081
600	3.125%, 10/31/16 (m)	665
35	3.125%, 05/15/21 (m)	39
95	4.250%, 09/30/12	98

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
255	4.250%, 11/15/14	283

	Total U.S. Treasury Obligations (Cost $27,649)	30,338

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
15,134	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $15,134)	15,134

	Total Investments — 99.4% (Cost $655,696)	699,877

	Other Assets in Excess of Liabilities — 0.6%	4,423

	NET ASSETS — 100.0%	$704,300

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	79.5%
United Kingdom	3.7
Japan	2.5
Switzerland	1.9
France	1.5
Netherlands	1.4
China	1.1
Germany	1.1
Others (each less than 1.0%)	7.3

*	Percentages indicated are based upon total investments as of December 31, 2011.

Short Position
SHARES		SECURITY DESCRIPTION	VALUE
—	(h)	WPX Energy, Inc. (a) (w) † (Proceeds $9)	$(9)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
83	TOPIX Index	03/08/12	$7,850	$(161)
16	10 Year Australian Government Bond	03/15/12	1,945	26
39	S&P/Toronto 60 Index	03/15/12	5,198	25
18	DAX	03/16/12	3,436	72
50	Dow Jones Euro STOXX 50 Index	03/16/12	1,494	61
4	E-mini Russell 2000	03/16/12	296	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
437	E-mini S&P 500	03/16/12	$27,369	$191
83	10 Year U.S. Treasury Note	03/21/12	10,883	93
7	30 Year U.S. Treasury Bond	03/21/12	1,014	11
14	2 Year U.S. Treasury Note	03/30/12	3,088	1
	Short Futures Outstanding
(237)	OMXS30 Index	01/20/12	(3,406)	(99)
(13)	Euro Bund	03/08/12	(2,339)	(70)
(3)	10 Year Japanese Government Bond	03/09/12	(5,550)	(26)
(30)	SFE SPI 200 Index	03/15/12	(3,083)	109
(123)	E-mini Russell 2000	03/16/12	(9,088)	33
(58)	FTSE 100 Index	03/16/12	(4,986)	(67)
(20)	10 Year U.S. Treasury Note	03/21/12	(2,623)	(19)
(97)	5 Year U.S. Treasury Note	03/30/12	(11,956)	(26)

				$166

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
255,671 165,813	AUD for GBP	Credit Suisse International	02/23/12	$257	#	$260	#	$3
108,382 142,915	EUR for AUD	Royal Bank of Canada	02/23/12	145	#	140	#	(5)
117,153 144,217	EUR for CHF	Westpac Banking Corp.	02/23/12	154	#	152	#	(2)
78,663 126,571	GBP for AUD	Barclays Bank plc	02/23/12	129	#	122	#	(7)
95,182 111,133	GBP for EUR	Union Bank of Switzerland AG	02/23/12	144	#	148	#	4
1,139,055 135,354	HKD for CHF	Westpac Banking Corp.	02/23/12	145	#	147	#	2
7,320,590 97,560	JPY for CAD	Westpac Banking Corp.	02/23/12	95	#	95	#	— (h)
289,394 17,552,933	SGD for JPY	Westpac Banking Corp.	02/23/12	228	#	223	#	(5)
4,084,765	AUD	Deutsche Bank AG	02/23/12	4,092		4,154		62
409,691	CAD	Morgan Stanley	02/23/12	402		402		— (h)
1,814,095	CHF	Deutsche Bank AG	02/23/12	1,981		1,933		(48)
593,629	EUR	Citibank, N.A.	02/23/12	799		769		(30)
218,070	EUR	HSBC Bank, N.A.	02/23/12	284		282		(2)
196,416	EUR	Morgan Stanley	02/23/12	262		254		(8)
253,212	EUR	Royal Bank of Canada	02/23/12	347		328		(19)
79,409	EUR	Westpac Banking Corp.	02/23/12	104		103		(1)
407,004	GBP	Citibank, N.A.	02/23/12	638		632		(6)
319,210	GBP	Morgan Stanley	02/23/12	498		495		(3)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
61,964,746	JPY	Citibank, N.A.	02/23/12	$800	$806	$6
3,645,164	SEK	Union Bank of Switzerland AG	02/23/12	536	528	(8)
788,910	SGD	Deutsche Bank AG	02/23/12	610	608	(2)
				$12,650	$12,581	$(69)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
498,082	AUD	Deutsche Bank AG	02/23/12	$508	$506	$2
158,677	AUD	Westpac Banking Corp.	02/23/12	154	161	(7)
686,235	CAD	Deutsche Bank AG	02/23/12	668	673	(5)
205,193	CHF	HSBC Bank, N.A.	02/23/12	221	218	3
276,262	CHF	Westpac Banking Corp.	02/23/12	294	295	(1)
492,075	DKK	Barclays Bank plc	02/23/12	89	86	3
2,239,156	EUR	Barclays Bank plc	02/23/12	3,018	2,899	119
255,287	EUR	Citibank, N.A.	02/23/12	344	331	13
65,564	EUR	Goldman Sachs International	02/23/12	88	85	3
431,038	EUR	HSBC Bank, N.A.	02/23/12	581	558	23
79,877	EUR	Union Bank of Switzerland AG	02/23/12	108	103	5
78,795	GBP	Barclays Bank plc	02/23/12	124	123	1
456,581	GBP	HSBC Bank, N.A.	02/23/12	717	708	9
1,577,668	GBP	State Street Corp.	02/23/12	2,485	2,449	36
3,460,518	HKD	Royal Bank of Canada	02/23/12	445	445	— (h)
2,441,803	HKD	Union Bank of Switzerland AG	02/23/12	314	315	(1)
36,932,432	JPY	Royal Bank of Scotland	02/23/12	476	481	(5)
198,124	NZD	Union Bank of Switzerland AG	02/23/12	151	154	(3)
				$10,785	$10,590	$195

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 12/31/11 of the currency being sold, and the value at 12/31/11 is the U.S. Dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound

GDR HKD	— Global Depositary Receipt — Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2011. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

JPY NZD	— Japanese Yen — New Zealand Dollar
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2011.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2011.

(a)	— Non-income producing security
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $115,000 which amounts to less than 0.1% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2011.

†	— Short position is the result of the sale of a when-issued security from a pending corporate action on The Williams Cos, Inc.
#	— The Fund is not currently able to sell this security due to ongoing resolution of issues with the Lehman bankruptcy and therefore the security is deemed to be illiquid.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $110,865,000 and 15.8%, respectively.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	J.P. MORGAN FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$578,069
Investments in affiliates, at value	121,808

Total investment securities, at value	699,877
Cash	2,124
Foreign currency, at value	693
Deposits at broker for futures contracts	50
Receivables:
Investment securities sold	402
Fund shares sold	290
Interest and dividends from non-affiliates	1,983
Dividends from affiliates	647
Tax reclaims	54
Variation margin on futures contracts	281
Unrealized appreciation on forward foreign currency exchange contracts	294
Other assets (See Note 8)	24

Total Assets	706,719

LIABILITIES:
Payables:
Securities sold short, at value	9
Investment securities purchased	1,533
Fund shares redeemed	261
Unrealized depreciation on forward foreign currency exchange contracts	168
Accrued liabilities:
Investment advisory fees	129
Administration fees	53
Shareholder servicing fees	42
Distribution fees	37
Trustees’ and Chief Compliance Officer’s fees	1
Other	186

Total Liabilities	2,419

Net Assets	$704,300

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2011

Diversified Fund
NET ASSETS:
Paid in capital	$678,159
Accumulated undistributed (distributions in excess of) net investment income	(415)
Accumulated net realized gains (losses)	(17,909)
Net unrealized appreciation (depreciation)	44,465

Total Net Assets	$704,300

Net Assets:
Class A	$126,989
Class B	6,116
Class C	9,445
Institutional Class	500,257
Select Class	61,493

Total	$704,300

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,466
Class B	455
Class C	706
Institutional Class	37,204
Select Class	4,567

Net Asset Value: (a)
Class A — Redemption price per share	$13.42
Class B — Offering price per share (b)	13.45
Class C — Offering price per share (b)	13.38
Institutional Class — Offering and redemption price per share	13.45
Select Class — Offering and redemption price per share	13.47
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.05

Cost of investments in non-affiliates	$544,492
Cost of investments in affiliates	111,204
Cost of foreign currency	704
Proceeds from securities sold short	9

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	37

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,768
Interest income from affiliates	4
Dividend income from non-affiliates	4,298
Dividend income from affiliates	2,938
Foreign taxes withheld	(96)

Total investment income	10,912

EXPENSES:
Investment advisory fees	1,930
Administration fees	310
Distribution fees:
Class A	163
Class B	27
Class C	34
Shareholder servicing fees:
Class A	163
Class B	9
Class C	11
Institutional Class	244
Select Class	84
Custodian and accounting fees	178
Interest expense to affiliates	— (a)
Professional fees	41
Trustees’ and Chief Compliance Officer’s fees	4
Printing and mailing costs	33
Registration and filing fees	23
Transfer agent fees	148
Other	6

Total expenses	3,408

Less amounts waived	(1,058)

Net expenses	2,350

Net investment income (loss)	8,562

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,392)
Investment in affiliates	(710)
Futures	(1,706)
Foreign currency transactions	7

Net realized gain (loss)	(8,801)

Distributions of realized gains by investment company affiliates	1,001

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(34,589)
Investments in affiliates	(8,156)
Futures	(491)
Securities sold short	— (a)
Foreign currency translations	23

Change in net unrealized appreciation (depreciation)	(43,213)

Net realized/unrealized gains (losses)	(51,013)

Change in net assets resulting from operations	$(42,451)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,562	$14,116
Net realized gain (loss)	(8,801)	47,208
Distributions of realized gains by investment company affiliates	1,001	99
Change in net unrealized appreciation (depreciation)	(43,213)	54,902

Change in net assets resulting from operations	(42,451)	116,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,877)	(2,382)
From net realized gains	(36)	—
Class B
From net investment income	(78)	(159)
From net realized gains	(2)	—
Class C
From net investment income	(112)	(104)
From net realized gains	(3)	—
Institutional Class
From net investment income	(8,230)	(9,847)
From net realized gains	(143)	—
Select Class
From net investment income	(1,004)	(1,598)
From net realized gains	(18)	—

Total distributions to shareholders	(11,503)	(14,090)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	22,402	143,143

NET ASSETS:
Change in net assets	(31,552)	245,378
Beginning of period	735,852	490,474

End of period	$704,300	$735,852

Accumulated undistributed (distributions in excess of) net investment income	$(415)	$2,324

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,919	$29,661
Dividends and distributions reinvested	1,710	2,192
Cost of shares redeemed	(17,187)	(25,105)

Change in net assets from Class A capital transactions	$2,442	$6,748

Class B
Proceeds from shares issued	$43	$221
Dividends and distributions reinvested	78	152
Cost of shares redeemed	(2,523)	(6,381)

Change in net assets from Class B capital transactions	$(2,402)	$(6,008)

Class C
Proceeds from shares issued	$1,606	$5,716
Dividends and distributions reinvested	89	82
Cost of shares redeemed	(1,203)	(1,039)

Change in net assets from Class C capital transactions	$492	$4,759

Institutional Class
Proceeds from shares issued	$33,218	$201,735
Dividends and distributions reinvested	7,820	9,288
Cost of shares redeemed	(11,195)	(74,588)

Change in net assets from Institutional Class capital transactions	$29,843	$136,435

Select Class
Proceeds from shares issued	$4,800	$23,660
Dividends and distributions reinvested	644	975
Cost of shares redeemed	(13,417)	(23,426)

Change in net assets from Select Class capital transactions	$(7,973)	$1,209

Total change in net assets from capital transactions	$22,402	$143,143

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2011

	Diversified Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,300	2,114
Reinvested	132	158
Redeemed	(1,282)	(1,830)

Change in Class A Shares	150	442

Class B
Issued	3	16
Reinvested	6	11
Redeemed	(186)	(460)

Change in Class B Shares	(177)	(433)

Class C
Issued	120	411
Reinvested	7	6
Redeemed	(89)	(75)

Change in Class C Shares	38	342

Institutional Class
Issued	2,435	14,425
Reinvested	601	664
Redeemed	(832)	(5,310)

Change in Institutional Class Shares	2,204	9,779

Select Class
Issued	349	1,726
Reinvested	49	70
Redeemed	(1,000)	(1,683)

Change in Select Class Shares	(602)	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.46	$0.14	(g)	$(0.98)	$(0.84)	$(0.20)	$— (h)	$(0.20)
Year Ended June 30, 2011	12.08	0.27	(g)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(g)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(g)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)

Class B
Six Months Ended December 31, 2011 (Unaudited)	14.49	0.10	(g)	(0.98)	(0.88)	(0.16)	— (h)	(0.16)
Year Ended June 30, 2011	12.10	0.20	(g)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(g)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(g)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.43	0.11	(g)	(0.99)	(0.88)	(0.17)	— (h)	(0.17)
Year Ended June 30, 2011	12.06	0.21	(g)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(g)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(g)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	14.49	0.18	(g)	(0.99)	(0.81)	(0.23)	— (h)	(0.23)
Year Ended June 30, 2011	12.10	0.34	(g)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(g)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(g)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.51	0.16	(g)	(0.99)	(0.83)	(0.21)	— (h)	(0.21)
Year Ended June 30, 2011	12.12	0.31	(g)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(g)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(g)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$13.42	(5.75)%	$126,989	1.03%	2.09%	1.27%	32%
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70
10.71	(15.04)	95,028	1.11	2.36	1.40	165
13.23	(5.68)	134,183	1.14	2.04	1.33	234
15.68	15.79	159,579	1.14	2.11	1.34	218

13.45	(6.00)	6,116	1.54	1.53	1.77	32
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70
10.72	(15.51)	18,025	1.62	1.81	1.89	165
13.24	(6.20)	37,605	1.65	1.51	1.83	234
15.69	15.30	69,996	1.65	1.57	1.84	218

13.38	(6.06)	9,445	1.54	1.58	1.77	32
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70
10.70	(15.46)	2,841	1.61	1.85	1.90	165
13.22	(6.24)	3,636	1.65	1.53	1.83	234
15.68	15.32	5,015	1.65	1.60	1.84	218

13.45	(5.52)	500,257	0.53	2.59	0.86	32
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70
10.73	(14.60)	124,261	0.62	2.83	1.00	165
13.25	(5.20)	236,864	0.65	2.55	0.93	234
15.70	16.39	227,438	0.65	2.60	0.94	218

13.47	(5.62)	61,493	0.78	2.32	1.01	32
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70
10.74	(14.79)	50,070	0.86	2.60	1.15	165
13.26	(5.43)	77,601	0.89	2.31	1.08	234
15.71	16.11	107,974	0.89	2.36	1.09	218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless

44	J.P. MORGAN FUNDS	DECEMBER 31, 2011

the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$41,478	$14,204	$—	(a)	$55,682
Consumer Staples	19,195	13,901	—	(a)	33,096
Energy	30,323	15,079	—		45,402
Financials	48,684	20,341	—		69,025
Health Care	35,956	8,967	—		44,923
Industrials	30,779	13,367	—		44,146
Information Technology	49,247	11,252	—		60,499
Materials	11,103	9,727	—		20,830
Telecommunication Services	7,329	6,505	—		13,834
Utilities	10,647	3,948	—		14,595

Total Common Stocks	284,741	117,291	—	(a)	402,032

Preferred Stocks
Consumer Discretionary	—	1,129	—	(a)	1,129
Consumer Staples	—	1,149	—		1,149
Financials	290	76	—		366

Total Preferred Stocks	290	2,354	—	(a)	2,644

Debt Securities
Asset-Backed Securities	—	12,795	—		12,795
Collateralized Mortgage Obligations
Agency	—	55,615	—		55,615
Non-Agency	—	8,117	—		8,117

Total Collateralized Mortgage Obligations	—	63,732	—		63,732

Commercial Mortgage-Backed Securities	—	3,715	—		3,715
Corporate Bonds
Consumer Discretionary	—	5,241	—		5,241
Consumer Staples	—	3,943	—		3,943
Energy	—	4,175	—		4,175
Financials	—	20,807	115		20,922
Health Care	—	2,514	—		2,514
Industrials	—	4,132	—		4,132
Information Technology	—	1,755	—		1,755
Materials	—	1,564	—		1,564
Telecommunication Services	—	3,029	—		3,029
Utilities	—	7,079	—		7,079

Total Corporate Bonds	—	54,239	115		54,354

DECEMBER 31, 2011	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Security	$—	$63	$—	$63
Mortgage Pass-Through Securities	—	7,326	—	7,326
Municipal Bonds	—	486	—	486
Supranational	—	65	—	65
U.S. Government Agency Securities	—	135	—	135
U.S. Treasury Obligations	—	30,338	—	30,338
Investment Companies	107,058	—	—	107,058
Short-Term Investment
Investment Company	15,134	—	—	15,134

Total Investments in Securities	$407,223	292,539	$115	$699,877

Liabilities
Common Stock
Energy	$(9)	$—	$—	$(9)

Total Liabilities	$(9)	$—	$—	$(9)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$294	$—	$294
Futures Contracts	634	—	—	634

Total Appreciation in Other Financial Instruments	$634	$294	$—	$928

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(168)	$—	$(168)
Futures Contracts	(468)	—	—	(468)

Total Depreciation in Other Financial Instruments	$(468)	$(168)	$—	$(636)

(a)	Security has a zero value.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 06/30/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investment in Securities
Common Stocks — Consumer Discretionary	$—		$—	$—	$—	$—	(b)	$—	$—	$—	$—	(b)
Common Stocks — Consumer Staples	—		—	(122)	—	—		—	122	—	—	(b)
Corporate Bonds — Financials	—	(a)	—	(2)	—	—		—	117	—	115
Preferred Stocks — Consumer Discretionary	—		—	—	—	—	(b)	—	—	—	—	(b)

	$—	(a)	$—	$(124)	$—	$—	(b)	$—	$239	$—	$115

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Security has a zero value.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2011

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(124,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of December 31, 2011, was $115,000 and less than 0.1%, respectively.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$48,946	$45,643
Interest Rate	28,631	16,930

Short Futures Contracts:
Equity	22,565	20,563
Interest Rate	26,008	22,468

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activities during the six months ended December 31, 2011 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$12,849
Ending Notional Balance Long	12,650
Average Notional Balance Short	11,344
Ending Notional Balance Short	10,785

E. Summary of Derivative Information — The following table presents the value of derivatives held as of December 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$131	$—
Foreign exchange contracts	Receivables	—	294
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	503	—

Total		$634	$294

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(141)	$—
Foreign exchange contracts	Payables	—	(168)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(327)	—

Total		$(468)	$(168)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$1,148	$—	$1,148
Foreign exchange contracts	—	23	23
Equity contracts	(2,854)	—	(2,854)

Total	$(1,706)	$23	$(1,683)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(95)	$—	$(95)
Foreign exchange contracts	—	29	29
Equity contracts	(396)	—	(396)

Total	$(491)	$29	$(462)

The Fund’s derivatives contracts held at December 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2011

F. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers. Included in the Sales Proceeds and Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates (amounts in thousands):

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$22,004	$5,909	$6,100	$21	$810	2,664	$21,229
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,140	2,038	3,100	(458)	38	868	17,716
JPMorgan High Yield Fund, Class R6 Shares	39,454	16,484	3,731	728	1,733	6,582	50,090
JPMorgan International Realty Fund, Select Class Shares	6,490	2,314	—	—	274	956	7,273
JPMorgan Prime Money Market Fund, Institutional Class Shares	58,688	146,078	189,632	—	7	15,134	15,134
JPMorgan Realty Income Fund, Institutional Class Shares	6,261	4,377	—	—	76	1,015	10,366

	$155,037			$291	$2,938		$121,808

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will

DECEMBER 31, 2011	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$6	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2011

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreement was in effect for the six months ended December 31, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2011. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$392	$254	$646

Voluntary Waivers
Investment Advisory		Total
$393		$393

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011, was approximately $19,000.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2011, the Fund incurred less than $1,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$237,029	$188,140	$15,410	$30,295

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$655,696	$74,675	$30,494	$44,181

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

52	J.P. MORGAN FUNDS	DECEMBER 31, 2011

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund.

8. Other

Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy on September 15, 2008. As of December 31, 2011, the Fund has an outstanding receivable from a subsidiary of Lehman, Lehman Brothers Special Financing, Inc. (“LBSF”) of approximately $24,000 included in Other assets in the Statement of Assets and Liabilities.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$942.50	$5.03	1.03%
Hypothetical	1,000.00	1,019.96	5.23	1.03
Class B
Actual	1,000.00	940.00	7.51	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class C
Actual	1,000.00	939.40	7.51	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Institutional Class
Actual	1,000.00	944.80	2.59	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Select Class
Actual	1,000.00	943.80	3.81	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54	J.P. MORGAN FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their

56	J.P. MORGAN FUNDS	DECEMBER 31, 2011

review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2011	J.P. MORGAN FUNDS	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-DIV-1211

Semi-Annual

J.P. Morgan Equity Funds

December 31, 2011 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell

Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and–10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011

The reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the S&P 500 Index, still finished the six months ended December 31, 2011 with a 3.69% loss.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.12%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$145,738

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the six months ended December 31, 2011. The Fund’s stock selection in the materials, consumer staples and energy sectors detracted from relative performance, while the Fund’s stock selection in the information technology, financials and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Baker Hughes Inc. and Halliburton Co. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial company Citigroup, Inc. Shares of oilfield services company Halliburton Co. and oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Wyndham Worldwide Corp. and Macy’s Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s Inc. rose due to strong sales at the company’s stores. Shares of Wyndham Worldwide Corp. increased after the hotel company announced an increase in its stock repurchase program and declared a quarterly cash dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an investment approach that is rooted in behavioral finance. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Fund’s portfolio managers aimed to capitalize on these market inefficiencies by targeting stocks that they believed were attractively valued and possessed high quality earnings and strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase.

The investment process uses a combination of quantitative, qualitative and technical tools to identify where and when risk should be taken. The Fund’s portfolio managers ranked 1,000 large cap stocks using proprietary value, momentum and quality factors. After ranking each stock within the overall investment universe, the stocks were also ranked at the individual sector level in an effort to confirm that the stocks were equally as attractive versus their sector peers. Trends in the sector and risk models were used to evaluate the efficacy of the model and monitor for changes in market dynamics. In addition, the Fund’s portfolio managers looked to sell stocks held in the portfolio or short stocks that were overvalued and/or experienced negative momentum, in their view. Technical analysis was used to confirm trades as the Fund’s portfolio managers evaluated relative strength, support and resistance levels. The upside and downside potential for each trade was analyzed in an attempt to concentrate the portfolio in long positions with the highest potential return and least potential loss. The Fund’s average long to short exposure during the reporting period was 115% to 15%.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	7.1%
2.	Cisco Systems, Inc.	4.9
3.	CBS Corp. (Non-Voting), Class B	3.6
4.	Merck & Co., Inc.	3.5
5.	Pfizer, Inc.	3.5
6.	Monsanto Co.	3.3
7.	Citigroup, Inc.	3.2
8.	Google, Inc., Class A	3.0
9.	Prudential Financial, Inc.	2.8
10.	Occidental Petroleum Corp.	2.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Consumer Staples Select Sector SPDR Fund	32.1%
2.	Utilities Select Sector SPDR Fund	27.1
3.	Materials Select Sector SPDR Fund	6.4
4.	Consumer Discretionary Select Sector SPDR Fund	6.4
5.	SPDR S&P 500 ETF Trust	4.4
6.	TJX Cos., Inc.	3.4
7.	Paychex, Inc.	3.4
8.	Omnicom Group, Inc.	3.3
9.	Zimmer Holdings, Inc.	3.2
10.	Health Care Select Sector SPDR Fund	3.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Financials	13.3
Consumer Staples	12.5
Health Care	11.9
Consumer Discretionary	11.5
Energy	10.1
Industrials	6.8
Materials	5.4
Utilities	5.0
Telecommunication Services	2.3
Short-Term Investment	1.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Investment Companies	79.7%
Consumer Discretionary	9.8
Materials	3.9
Information Technology	3.4
Health Care	3.2

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		(5.26)%	(0.28)%	(2.72)%	(0.76)%
With Sales Charge**		(10.22)	(5.51)	(3.76)	(1.66)
CLASS C SHARES	1/31/06
Without CDSC		(5.44)	(0.71)	(3.18)	(1.24)
With CDSC***		(6.44)	(1.71)	(3.18)	(1.24)
SELECT CLASS SHARES	1/31/06	(5.12)	(0.02)	(2.47)	(0.50)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.15%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$6,539,737

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the six months ended December 31, 2011. The Fund’s stock selection in the auto and transportation sector detracted from relative performance, while the Fund’s stock selection in the systems hardware sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in General Motors Co. and Dendreon Corp. Shares of car manufacturer General Motors Co. declined due to supply chain disruptions, weakness in Europe and concerns over slowing global growth. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. The Fund’s short position in Intel Corp. also detracted from relative performance, as shares of the chipmaker benefited from strong demand in emerging markets for laptops.

Individual contributors to relative performance included the Fund’s long positions in Apple, Inc., Wells Fargo & Co. and Norfolk Southern Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of railroad operator Norfolk Southern Corp. increased after the company reported strong earnings during the reporting period, boosted by the company’s coal operations and robust demand for freight rail transportation.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was long in the auto and transportation and systems hardware sectors.

Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure during the reporting period was 124% to 24%.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Merck & Co., Inc.	3.5
3.	Schlumberger Ltd.	2.4
4.	Occidental Petroleum Corp.	2.2
5.	Time Warner, Inc.	2.2
6.	Wells Fargo & Co.	2.1
7.	Microsoft Corp.	2.1
8.	United Technologies Corp.	2.0
9.	Coca-Cola Co. (The)	1.9
10.	Procter & Gamble Co. (The)	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Eli Lilly & Co.	4.4%
2.	Intel Corp.	3.8
3.	Dover Corp.	3.3
4.	KLA-Tencor Corp.	3.2
5.	Rockwell Automation, Inc.	3.1
6.	Praxair, Inc.	3.0
7.	Lockheed Martin Corp.	2.8
8.	AmerisourceBergen Corp.	2.4
9.	Whole Foods Market, Inc.	2.3
10.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.1%
Consumer Discretionary	14.9
Health Care	14.3
Financials	11.4
Energy	11.2
Industrials	10.7
Consumer Staples	8.3
Materials	4.6
Utilities	3.4
Telecommunication Services	2.3
Investment Company	0.1
Short-Term Investment	1.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	21.7%
Health Care	16.7
Information Technology	14.4
Consumer Discretionary	11.0
Consumer Staples	10.2
Materials	8.5
Financials	7.7
Utilities	5.0
Energy	4.8

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		(7.31)%	(4.16)%	1.96%	5.66%
With Sales Charge**		(12.18)	(9.19)	0.86	4.74
CLASS C SHARES	11/1/05
Without CDSC		(7.50)	(4.58)	1.46	5.14
With CDSC***		(8.50)	(5.58)	1.46	5.14
CLASS R2 SHARES	11/3/08	(7.41)	(4.38)	1.80	5.53
CLASS R5 SHARES	5/15/06	(7.03)	(3.66)	2.44	6.13
SELECT CLASS SHARES	11/1/05	(7.15)	(3.87)	2.23	5.92

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.36%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$36,873

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the six months ended December 31, 2011. The Fund’s stock selection in the auto and transportation and industrial cyclical sectors detracted from relative performance, while the Fund’s stock selection in the financial services and technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in Citigroup, Inc., Sprint Nextel Corp. and Imperial Holdings, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of insurer Imperial Holdings, Inc. declined after a federal investigation began on the company.

Individual contributors to relative performance included the Fund’s long positions in Wells Fargo & Co., Apple, Inc. and ACE Ltd. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. The average long to-short exposure over the period was 117% to 17%.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.8%
2.	Merck & Co., Inc.	3.2
3.	Citigroup, Inc.	2.7
4.	Chevron Corp.	2.6
5.	Cisco Systems, Inc.	2.5
6.	ConocoPhillips	2.5
7.	UnitedHealth Group, Inc.	2.0
8.	North American Financial Holdings, Inc., Class A	2.0
9.	CVS Caremark Corp.	2.0
10.	Aflac, Inc.	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Praxair, Inc.	3.8%
2.	Rockwell Automation, Inc.	3.7
3.	Stryker Corp.	3.0
4.	Linear Technology Corp.	2.9
5.	Lockheed Martin Corp.	2.9
6.	Cliffs Natural Resources, Inc.	2.7
7.	Zimmer Holdings, Inc.	2.5
8.	OM Group, Inc.	2.5
9.	Aqua America, Inc.	2.4
10.	Boeing Co. (The)	2.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.0%
Health Care	15.0
Information Technology	11.9
Energy	11.0
Consumer Discretionary	10.0
Industrials	10.0
Consumer Staples	5.0
Utilities	4.1
Materials	4.0
Telecommunication Services	2.8
Short-Term Investment	0.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	17.4%
Financials	16.8
Industrials	16.5
Materials	12.6
Information Technology	11.0
Consumer Discretionary	10.2
Utilities	7.9
Consumer Staples	6.8
Energy	0.8

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(8.48)%	(6.11)%	11.73%	(4.15)%
With Sales Charge**		(13.29)	(11.02)	9.75	(5.41)
CLASS C SHARES	11/30/07
Without CDSC		(8.70)	(6.55)	11.22	(4.62)
With CDSC***		(9.70)	(7.55)	11.22	(4.62)
CLASS R5 SHARES	11/30/07	(8.29)	(5.69)	12.24	(3.71)
SELECT CLASS SHARES	11/30/07	(8.36)	(5.83)	12.05	(3.89)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Index from November 30, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/ Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.28%
S&P 500 Index	-3.69%

Net Assets as of 12/31/2011 (In Thousands)	$10,497

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the industrial cyclical and telecommunications sectors detracted from relative performance, while the Fund’s stock selection in the software and hardware and health services and systems sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in Sprint Nextel Corp. and Dendreon Corp. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. The Fund’s short position in Intel Corp. also detracted from relative performance, as shares of the chipmaker benefited from strong demand in emerging markets for laptops.

Individual contributors to relative performance included the Fund’s long positions in Apple, Inc. and ACE Ltd. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market. The Fund’s short position in OM Group, Inc. also contributed to relative performance. The stock declined after the chemical manufacturing company lowered its expectations for its fiscal second-quarter revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure over the period was 132% to 32%.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.9%
2.	Procter & Gamble Co. (The)	2.0
3.	Chevron Corp.	1.9
4.	Kraft Foods, Inc., Class A	1.7
5.	Time Warner, Inc.	1.7
6.	Merck & Co., Inc.	1.7
7.	CBS Corp. (Non-Voting), Class B	1.7
8.	United Technologies Corp.	1.6
9.	Microsoft Corp.	1.5
10.	Coca-Cola Co. (The)	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hershey Co. (The)	4.3%
2.	Microchip Technology, Inc.	4.1
3.	Federal Realty Investment Trust	3.3
4.	News Corp., Class B	3.0
5.	Lockheed Martin Corp.	2.5
6.	KLA-Tencor Corp.	2.4
7.	Extra Space Storage, Inc.	2.3
8.	Altria Group, Inc.	2.2
9.	Nucor Corp.	1.8
10.	Taubman Centers, Inc.	1.8

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Financials	16.9%
Information Technology	16.3
Consumer Discretionary	12.3
Consumer Staples	11.6
Health Care	10.5
Industrials	10.4
Energy	9.7
Materials	5.0
Utilities	4.3
Telecommunication Services	2.2
U.S. Treasury Obligation	0.2
Short-Term Investment	0.6

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	30.1%
Information Technology	12.1
Consumer Staples	11.3
Industrials	11.2
Materials	9.4
Consumer Discretionary	9.2
Health Care	7.4
Utilities	4.7
Energy	4.6

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		(7.37)%	(3.31)%	1.75%
With Sales Charge**		(12.22)	(8.36)	(1.33)
CLASS C SHARES	4/1/10
Without CDSC		(7.68)	(3.86)	1.23
With CDSC***		(8.68)	(4.86)	1.23
CLASS R2 SHARES	4/1/10	(7.54)	(3.60)	1.48
CLASS R5 SHARES	4/1/10	(7.24)	(2.94)	2.19
CLASS R6 SHARES	5/31/11	(7.17)	(2.87)	2.23
SELECT CLASS SHARES	4/1/10	(7.28)	(3.10)	2.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial Investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 114.9% (j)
	Common Stocks — 113.3%
	Consumer Discretionary — 13.2%
	Automobiles — 1.4%
185	Ford Motor Co. (a)	1,991

	Hotels, Restaurants & Leisure — 2.0%
79	Wyndham Worldwide Corp.	2,981

	Internet & Catalog Retail — 0.6%
5	Amazon.com, Inc. (a) (m)	813

	Media — 5.5%
224	CBS Corp. (Non-Voting), Class B	6,067
110	News Corp., Class A	1,959

		8,026

	Multiline Retail — 2.1%
96	Macy’s, Inc.	3,089

	Specialty Retail — 1.6%
5	AutoZone, Inc. (a)	1,560
20	Home Depot, Inc.	853

		2,413

	Total Consumer Discretionary	19,313

	Consumer Staples — 14.3%
	Beverages — 3.1%
38	Coca-Cola Co. (The)	2,673
4	Dr. Pepper Snapple Group, Inc.	146
26	PepsiCo, Inc.	1,738

		4,557

	Food & Staples Retailing — 3.1%
7	Costco Wholesale Corp.	600
22	CVS Caremark Corp.	901
10	Kroger Co. (The)	249
10	Sysco Corp.	285
15	Walgreen Co.	499
29	Wal-Mart Stores, Inc.	1,751
3	Whole Foods Market, Inc.	188

		4,473

	Food Products — 2.3%
11	Archer-Daniels-Midland Co.	326
7	ConAgra Foods, Inc.	188
11	General Mills, Inc.	437
5	H.J. Heinz Co.	286
3	Hershey Co. (The)	161
2	JM Smucker Co. (The)	156
4	Kellogg Co.	212
29	Kraft Foods, Inc., Class A	1,098

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
4	Mead Johnson Nutrition Co.	241
10	Sara Lee Corp.	189

		3,294

	Household Products — 3.0%
2	Clorox Co. (The)	153
8	Colgate-Palmolive Co.	748
6	Kimberly-Clark Corp.	471
46	Procter & Gamble Co. (The)	3,059

		4,431

	Personal Products — 0.2%
7	Avon Products, Inc.	126
2	Estee Lauder Cos., Inc. (The), Class A	224

		350

	Tobacco — 2.6%
34	Altria Group, Inc. (m)	1,020
2	Lorillard, Inc.	262
29	Philip Morris International, Inc.	2,292
6	Reynolds American, Inc.	236

		3,810

	Total Consumer Staples	20,915

	Energy — 11.6%
	Energy Equipment & Services — 4.4%
35	Baker Hughes, Inc.	1,702
29	Ensco plc, (United Kingdom), ADR	1,347
50	Schlumberger Ltd.	3,409

		6,458

	Oil, Gas & Consumable Fuels — 7.2%
26	Chevron Corp.	2,743
45	Exxon Mobil Corp.	3,775
42	Occidental Petroleum Corp.	3,907

		10,425

	Total Energy	16,883

	Financials — 15.3%
	Commercial Banks — 6.1%
125	Fifth Third Bancorp	1,586
32	PNC Financial Services Group, Inc.	1,846
78	U.S. Bancorp	2,118
123	Wells Fargo & Co.	3,390

		8,940

	Diversified Financial Services — 3.7%
204	Citigroup, Inc.	5,377

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — 5.5%
107	MetLife, Inc.	3,327
94	Prudential Financial, Inc.	4,716

		8,043

	Total Financials	22,360

	Health Care — 13.7%
	Health Care Providers & Services — 5.7%
35	Humana, Inc.	3,093
30	McKesson Corp.	2,330
57	UnitedHealth Group, Inc.	2,870

		8,293

	Pharmaceuticals — 8.0%
156	Merck & Co., Inc.	5,866
267	Pfizer, Inc.	5,779

		11,645

	Total Health Care	19,938

	Industrials — 7.8%
	Aerospace & Defense — 0.6%
12	United Technologies Corp.	855

	Industrial Conglomerates — 1.7%
53	Tyco International Ltd., (Switzerland)	2,480

	Machinery — 3.3%
24	Caterpillar, Inc.	2,147
34	Deere & Co.	2,592

		4,739

	Road & Rail — 2.2%
44	Norfolk Southern Corp.	3,235

	Total Industrials	11,309

	Information Technology — 22.8%
	Communications Equipment — 5.6%
455	Cisco Systems, Inc.	8,232

	Computers & Peripherals — 9.8%
29	Apple, Inc. (a) (m)	11,909
47	SanDisk Corp. (a)	2,323

		14,232

	Internet Software & Services — 3.5%
8	Google, Inc., Class A (a)	5,038

	IT Services — 2.8%
7	International Business Machines Corp.	1,372
7	MasterCard, Inc., Class A	2,684

		4,056

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 1.1%
68	Intel Corp.	1,639

	Total Information Technology	33,197

	Materials — 6.2%
	Chemicals — 3.9%
80	Monsanto Co.	5,591

	Metals & Mining — 2.3%
92	Freeport-McMoRan Copper & Gold, Inc.	3,377

	Total Materials	8,968

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.6%
77	AT&T, Inc. (m)	2,316
36	Verizon Communications, Inc.	1,458

	Total Telecommunication Services	3,774

	Utilities — 5.8%
	Electric Utilities — 3.2%
10	American Electric Power Co., Inc. (m)	424
29	Duke Energy Corp.	634
7	Edison International	281
4	Entergy Corp.	301
14	Exelon Corp.	608
6	FirstEnergy Corp.	284
9	NextEra Energy, Inc.	532
4	Northeast Utilities	130
10	PPL Corp.	287
6	Progress Energy, Inc.	332
19	Southern Co.	857

		4,670

	Gas Utilities — 0.1%
2	ONEOK, Inc.	186

	Independent Power Producers & Energy Traders — 0.3%
14	AES Corp. (The) (a) (m)	170
5	Constellation Energy Group, Inc.	179
6	NRG Energy, Inc. (a)	101

		450

	Multi-Utilities — 2.2%
5	Ameren Corp. (m)	167
9	CenterPoint Energy, Inc.	174
6	Consolidated Edison, Inc.	371
13	Dominion Resources, Inc.	690
3	DTE Energy Co.	189
6	NiSource, Inc.	142
8	PG&E Corp.	324

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Multi-Utilities — Continued
11	Public Service Enterprise Group, Inc.	362
5	Sempra Energy	288
5	Wisconsin Energy Corp.	173
10	Xcel Energy, Inc.	269

		3,149

	Total Utilities	8,455

	Total Common Stocks (Cost $145,522)	165,112

Short-Term Investment — 1.6%
	Investment Company — 1.6%
2,382	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%, (b) (l) (m) (Cost $2,382)	2,382

	Total Investments — 114.9% (Cost $147,904)	167,494
	Liabilities in Excess of Other Assets — (14.9)%	(21,756)

	NET ASSETS — 100.0%	$145,738

Short Positions — 15.6%
	Common Stocks — 3.2%
	Consumer Discretionary — 1.6%
	Media — 1.0%
17	Omnicom Group, Inc.	744
17	Scripps Networks Interactive, Inc., Class A	717

		1,461

	Specialty Retail — 0.6%
12	TJX Cos., Inc.	775

	Total Consumer Discretionary	2,236

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 0.5%
	Health Care Equipment & Supplies — 0.5%
14	Zimmer Holdings, Inc. (a)	732

	Information Technology — 0.5%
	IT Services — 0.5%
25	Paychex, Inc.	762

	Materials — 0.6%
	Chemicals — 0.6%
6	Air Products & Chemicals, Inc.	520
3	Praxair, Inc.	363

	Total Materials	883

	Total Common Stocks (Cost $4,475)	4,613

	Investment Companies — 12.4%
38	Consumer Discretionary Select Sector SPDR Fund	1,463
224	Consumer Staples Select Sector SPDR Fund	7,288
21	Health Care Select Sector SPDR Fund	728
44	Materials Select Sector SPDR Fund	1,464
8	SPDR S&P 500 ETF Trust	990
171	Utilities Select Sector SPDR Fund	6,163

	Total Investment Companies (Cost $17,312)	18,096

	Total Short Positions (Proceeds $21,787)	$22,709

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 127.1% (j)
	Common Stocks — 124.8%
	Consumer Discretionary — 19.0%
	Auto Components — 2.2%
4,608	Johnson Controls, Inc.	144,043

	Automobiles — 1.8%
5,712	General Motors Co. (a)	115,782

	Hotels, Restaurants & Leisure — 2.5%
2,002	Carnival Corp.	65,358
360	Darden Restaurants, Inc.	16,394
561	Marriott International, Inc., Class A	16,368
1,170	Yum! Brands, Inc.	69,068

		167,188

	Household Durables — 0.7%
970	D.R. Horton, Inc.	12,233
344	Lennar Corp., Class A	6,756
30	NVR, Inc. (a)	20,262
357	Ryland Group, Inc. (The)	5,627

		44,878

	Internet & Catalog Retail — 1.3%
503	Amazon.com, Inc. (a)	87,012

	Media — 5.5%
3,492	CBS Corp. (Non-Voting), Class B	94,762
3,614	Comcast Corp., Class A	85,685
4,967	Time Warner, Inc.	179,497

		359,944

	Multiline Retail — 1.3%
367	Kohl’s Corp.	18,135
1,272	Target Corp.	65,134

		83,269

	Specialty Retail — 2.2%
52	AutoZone, Inc. (a)	16,902
1,169	Home Depot, Inc. (The)	49,160
1,585	Lowe’s Cos., Inc.	40,239
580	TJX Cos., Inc.	37,435

		143,736

	Textiles, Apparel & Luxury Goods — 1.5%
536	NIKE, Inc., Class B	51,610
344	V.F. Corp.	43,687

		95,297

	Total Consumer Discretionary	1,241,149

	Consumer Staples — 10.5%
	Beverages — 2.5%
2,298	Coca-Cola Co. (The)	160,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
1,236	CVS Caremark Corp.	50,403

	Food Products — 3.6%
1,183	Campbell Soup Co.	39,323
1,353	General Mills, Inc.	54,675
3,795	Kraft Foods, Inc., Class A	141,763

		235,761

	Household Products — 2.8%
331	Colgate-Palmolive Co.	30,624
2,342	Procter & Gamble Co. (The)	156,226

		186,850

	Tobacco — 0.8%
680	Philip Morris International, Inc.	53,341

	Total Consumer Staples	687,125

	Energy — 14.3%
	Energy Equipment & Services — 4.2%
700	Baker Hughes, Inc.	34,045
201	Cameron International Corp. (a)	9,909
742	Halliburton Co.	25,600
2,955	Schlumberger Ltd.	201,834

		271,388

	Oil, Gas & Consumable Fuels — 10.1%
692	Anadarko Petroleum Corp.	52,795
172	Apache Corp.	15,571
1,140	Chevron Corp.	121,278
667	ConocoPhillips	48,628
129	Devon Energy Corp.	8,007
127	Energen Corp.	6,356
511	EOG Resources, Inc.	50,324
1,232	Exxon Mobil Corp.	104,383
189	Hess Corp.	10,740
657	Marathon Petroleum Corp.	21,881
1,948	Occidental Petroleum Corp.	182,553
95	QEP Resources, Inc.	2,778
755	Southwestern Energy Co. (a)	24,107
316	Williams Cos., Inc. (The)	10,421

		659,822

	Total Energy	931,210

	Financials — 14.5%
	Capital Markets — 2.9%
356	Ameriprise Financial, Inc.	17,679
678	Goldman Sachs Group, Inc. (The)	61,307
2,442	Invesco Ltd.	49,061
1,734	Morgan Stanley	26,235

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Capital Markets — Continued
260	State Street Corp.	10,483
1,453	TD Ameritrade Holding Corp.	22,736

		187,501

	Commercial Banks — 3.5%
466	Huntington Bancshares, Inc.	2,560
763	Regions Financial Corp.	3,279
774	SunTrust Banks, Inc.	13,707
934	U.S. Bancorp	25,253
6,478	Wells Fargo & Co.	178,534
189	Zions Bancorp	3,078

		226,411

	Consumer Finance — 0.7%
190	American Express Co.	8,982
950	Capital One Financial Corp.	40,179

		49,161

	Diversified Financial Services — 2.5%
7,789	Bank of America Corp.	43,305
2,655	Citigroup, Inc.	69,848
121	CME Group, Inc.	29,536
171	IntercontinentalExchange, Inc. (a)	20,631

		163,320

	Insurance — 4.5%
754	ACE Ltd., (Switzerland)	52,903
642	Allstate Corp. (The)	17,591
478	Axis Capital Holdings Ltd., (Bermuda)	15,270
232	Everest Re Group Ltd., (Bermuda)	19,508
102	Hartford Financial Services Group, Inc.	1,655
2,444	MetLife, Inc.	76,210
1,196	Prudential Financial, Inc.	59,950
239	RenaissanceRe Holdings Ltd., (Bermuda)	17,777
1,819	XL Group plc, (Ireland)	35,966

		296,830

	Real Estate Investment Trusts (REITs) — 0.4%
164	Alexandria Real Estate Equities, Inc.	11,297
141	Macerich Co. (The)	7,113
94	SL Green Realty Corp.	6,244
117	UDR, Inc.	2,929

		27,583

	Total Financials	950,806

	Health Care — 18.1%
	Biotechnology — 2.5%
754	Biogen Idec, Inc. (a)	83,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
828	Celgene Corp. (a)	55,955
684	Vertex Pharmaceuticals, Inc. (a)	22,723

		161,678

	Health Care Equipment & Supplies — 1.5%
320	Becton, Dickinson & Co.	23,881
1,662	Covidien plc, (Ireland)	74,793

		98,674

	Health Care Providers & Services — 6.2%
1,996	Cardinal Health, Inc.	81,066
434	Cigna Corp.	18,240
977	Express Scripts, Inc. (a)	43,643
984	Humana, Inc.	86,189
656	McKesson Corp.	51,113
2,434	UnitedHealth Group, Inc.	123,341

		403,592

	Pharmaceuticals — 7.9%
468	Abbott Laboratories	26,323
199	Allergan, Inc.	17,480
891	Johnson & Johnson	58,448
7,776	Merck & Co., Inc.	293,146
5,774	Pfizer, Inc.	124,953

		520,350

	Total Health Care	1,184,294

	Industrials — 13.6%
	Aerospace & Defense — 4.2%
1,985	Honeywell International, Inc.	107,880
2,311	United Technologies Corp.	168,888

		276,768

	Building Products — 0.1%
716	Masco Corp.	7,506

	Construction & Engineering — 0.9%
1,192	Fluor Corp.	59,901

	Electrical Equipment — 2.0%
2,821	Emerson Electric Co.	131,448

	Industrial Conglomerates — 2.5%
359	3M Co.	29,360
3,668	General Electric Co.	65,696
1,414	Tyco International Ltd., (Switzerland)	66,030

		161,086

	Machinery — 1.4%
2,489	PACCAR, Inc.	93,262

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — 2.5%
844	CSX Corp.	17,776
1,975	Norfolk Southern Corp.	143,929

		161,705

	Total Industrials	891,676

	Information Technology — 21.7%
	Communications Equipment — 3.4%
8,241	Cisco Systems, Inc.	149,003
318	Juniper Networks, Inc. (a)	6,486
1,171	QUALCOMM, Inc.	64,061

		219,550

	Computers & Peripherals — 6.4%
826	Apple, Inc. (a)	334,558
1,496	EMC Corp. (a)	32,214
722	Hewlett-Packard Co.	18,592
576	NetApp, Inc. (a)	20,895
226	SanDisk Corp. (a)	11,100

		417,359

	Internet Software & Services — 0.8%
79	Google, Inc., Class A (a)	50,990

	IT Services — 1.6%
604	Cognizant Technology Solutions Corp., Class A (a)	38,834
108	Fidelity National Information Services, Inc.	2,867
238	Genpact Ltd., (Bermuda) (a)	3,558
73	Global Payments, Inc.	3,441
109	MasterCard, Inc., Class A	40,589
445	Paychex, Inc.	13,403

		102,692

	Semiconductors & Semiconductor Equipment — 4.4%
1,619	Altera Corp.	60,073
280	Analog Devices, Inc.	10,009
819	Broadcom Corp., Class A (a)	24,049
1,196	Freescale Semiconductor Holdings I Ltd. (a)	15,132
2,272	Lam Research Corp. (a)	84,127
650	Linear Technology Corp.	19,517
201	Novellus Systems, Inc. (a)	8,308
379	Texas Instruments, Inc.	11,039
1,838	Xilinx, Inc.	58,939

		291,193

	Software — 5.1%
115	Citrix Systems, Inc. (a)	7,012
6,620	Microsoft Corp.	171,865
5,869	Oracle Corp.	150,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
824	Zynga, Inc., Class A (a)	7,750

		337,157

	Total Information Technology	1,418,941

	Materials — 5.9%
	Chemicals — 3.7%
1,166	Air Products & Chemicals, Inc.	99,337
1,876	E.I. du Pont de Nemours & Co.	85,889
1,147	Georgia Gulf Corp. (a)	22,349
456	Monsanto Co.	31,935

		239,510

	Metals & Mining — 1.9%
3,394	Freeport-McMoRan Copper & Gold, Inc.	124,865

	Paper & Forest Products — 0.3%
697	International Paper Co.	20,645

	Total Materials	385,020

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.8%
2,465	AT&T, Inc.	74,551
2,712	Verizon Communications, Inc.	108,824

		183,375

	Wireless Telecommunication Services — 0.1%
1,821	Sprint Nextel Corp. (a)	4,262

	Total Telecommunication Services	187,637

	Utilities — 4.3%
	Electric Utilities — 2.9%
434	American Electric Power Co., Inc.	17,935
707	Exelon Corp.	30,679
1,031	NextEra Energy, Inc.	62,743
876	Northeast Utilities	31,604
1,214	PPL Corp.	35,708
311	Southern Co. (The)	14,400

		193,069

	Gas Utilities — 0.2%
284	AGL Resources, Inc. (m)	11,985

	Multi-Utilities — 1.2%
409	Dominion Resources, Inc.	21,690
435	DTE Energy Co.	23,685
578	PG&E Corp.	23,815
150	Sempra Energy	8,238

		77,428

	Total Utilities	282,482

	Total Common Stocks (Cost $7,046,794)	8,160,340

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Investment Company — 0.2%
170	iShares Dow Jones U.S. Real Estate Index Fund (Cost $9,634)	9,649

Short-Term Investment — 2.1%
	Investment Company — 2.1%
140,034	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $140,034)	140,034

	Total Investments — 127.1% (Cost $7,196,462)	8,310,023
	Liabilities in Excess of Other Assets — (27.1)%	(1,770,286)

	NET ASSETS — 100.0%	$6,539,737

Short Positions — 26.7%
	Common Stocks — 26.7%
	Consumer Discretionary — 2.9%
	Automobiles — 0.4%
2,548	Ford Motor Co. (a)	27,415

	Hotels, Restaurants & Leisure — 0.4%
97	Choice Hotels International, Inc.	3,679
11	Hyatt Hotels Corp., Class A (a)	403
177	McDonald’s Corp.	17,718
236	Royal Caribbean Cruises Ltd.	5,841

		27,641

	Household Durables — 0.3%
378	Tupperware Brands Corp.	21,144

	Internet & Catalog Retail — 0.2%
24	priceline.com, Inc. (a)	11,061

	Media — 0.9%
875	Gannett Co., Inc.	11,692
795	Omnicom Group, Inc.	35,425
160	Viacom, Inc., Class B	7,276
185	Walt Disney Co. (The)	6,948

		61,341

	Multiline Retail — 0.4%
683	J.C. Penney Co., Inc.	23,997

	Specialty Retail — 0.2%
228	Bed Bath & Beyond, Inc. (a)	13,215

	Textiles, Apparel & Luxury Goods — 0.1%
42	Ralph Lauren Corp.	5,845

	Total Consumer Discretionary	191,659

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 2.7%
	Beverages — 0.2%
339	Dr. Pepper Snapple Group, Inc.	13,386

	Food & Staples Retailing — 0.9%
124	Costco Wholesale Corp.	10,349
185	Wal-Mart Stores, Inc.	11,068
589	Whole Foods Market, Inc.	40,958

		62,375

	Food Products — 0.7%
375	ConAgra Foods, Inc.	9,912
340	Hershey Co. (The)	20,978
210	Mead Johnson Nutrition Co.	14,423

		45,313

	Household Products — 0.3%
432	Church & Dwight Co., Inc.	19,779

	Tobacco — 0.6%
1,258	Altria Group, Inc.	37,314

	Total Consumer Staples	178,167

	Energy — 1.3%
	Energy Equipment & Services — 0.3%
199	Diamond Offshore Drilling, Inc.	10,977
179	Noble Corp., (Switzerland) (a)	5,411

		16,388

	Oil, Gas & Consumable Fuels — 1.0%
282	Chesapeake Energy Corp.	6,285
73	Concho Resources, Inc. (a)	6,842
747	Denbury Resources, Inc. (a)	11,281
71	Noble Energy, Inc.	6,681
482	Tesoro Corp. (a)	11,263
423	TransCanada Corp., (Canada)	18,465
203	Ultra Petroleum Corp. (a)	6,027

		66,844

	Total Energy	83,232

	Financials — 2.1%
	Capital Markets — 0.2%
196	Federated Investors, Inc., Class B	2,970
54	Franklin Resources, Inc.	5,149
103	T. Rowe Price Group, Inc.	5,885

		14,004

	Commercial Banks — 0.1%
478	KeyCorp	3,674
51	UMB Financial Corp.	1,917

		5,591

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Insurance — 1.0%
658	American International Group, Inc. (a)	15,256
225	Aon Corp.	10,547
164	Chubb Corp. (The)	11,343
168	Lincoln National Corp.	3,272
163	Torchmark Corp.	7,075
429	W.R. Berkley Corp.	14,750

		62,243

	Real Estate Investment Trusts (REITs) — 0.8%
322	BioMed Realty Trust, Inc.	5,820
334	Digital Realty Trust, Inc.	22,279
158	Federal Realty Investment Trust	14,338
131	Taubman Centers, Inc.	8,108
100	Washington Real Estate Investment Trust	2,744

		53,289

	Total Financials	135,127

	Health Care — 4.5%
	Biotechnology — 0.6%
457	Amgen, Inc.	29,374
175	Regeneron Pharmaceuticals, Inc. (a)	9,727

		39,101

	Health Care Equipment & Supplies — 1.2%
86	Edwards Lifesciences Corp. (a)	6,050
708	Medtronic, Inc.	27,078
297	Stryker Corp.	14,751
271	Varian Medical Systems, Inc. (a)	18,177
253	Zimmer Holdings, Inc. (a)	13,490

		79,546

	Health Care Providers & Services — 1.2%
1,146	AmerisourceBergen Corp.	42,628
247	Coventry Health Care, Inc. (a)	7,489
237	DaVita, Inc. (a)	17,990
115	WellPoint, Inc.	7,597

		75,704

	Pharmaceuticals — 1.5%
594	Bristol-Myers Squibb Co.	20,937
1,831	Eli Lilly & Co.	76,077

		97,014

	Total Health Care	291,365

	Industrials — 5.8%
	Aerospace & Defense — 1.6%
315	Boeing Co. (The)	23,101
116	Exelis, Inc.	1,047
616	Lockheed Martin Corp.	49,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
280	Northrop Grumman Corp.	16,371
307	Raytheon Co.	14,842

		105,162

	Air Freight & Logistics — 0.1%
66	United Parcel Service, Inc., Class B	4,862

	Electrical Equipment — 0.8%
744	Rockwell Automation, Inc.	54,612

	Industrial Conglomerates — 0.3%
411	Danaher Corp.	19,314

	Machinery — 2.4%
180	Caterpillar, Inc.	16,337
138	Cummins, Inc.	12,126
290	Deere & Co.	22,455
990	Dover Corp.	57,457
465	Illinois Tool Works, Inc.	21,705
58	ITT Corp.	1,118
342	Parker Hannifin Corp.	26,100

		157,298

	Road & Rail — 0.6%
523	Heartland Express, Inc.	7,472
603	Knight Transportation, Inc.	9,427
27	Union Pacific Corp.	2,869
773	Werner Enterprises, Inc.	18,632

		38,400

	Total Industrials	379,648

	Information Technology — 3.8%
	Computers & Peripherals — 0.2%
1,243	Dell, Inc. (a)	18,185

	IT Services — 0.4%
244	Automatic Data Processing, Inc.	13,170
44	Fiserv, Inc. (a)	2,569
50	International Business Machines Corp.	9,225

		24,964

	Semiconductors & Semiconductor Equipment — 3.2%
1,485	Advanced Micro Devices, Inc. (a)	8,019
164	Cypress Semiconductor Corp. (a)	2,762
2,757	Intel Corp.	66,863
1,158	KLA-Tencor Corp.	55,897
986	Microchip Technology, Inc.	36,126
3,045	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	39,307

		208,974

	Total Information Technology	252,123

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Materials — 2.3%
	Chemicals — 1.5%
1,348	Dow Chemical Co. (The)	38,763
319	OM Group, Inc. (a)	7,134
483	Praxair, Inc.	51,581

		97,478

	Metals & Mining — 0.8%
1,072	AK Steel Holding Corp.	8,853
499	Cliffs Natural Resources, Inc.	31,131
223	Nucor Corp.	8,816

		48,800

	Paper & Forest Products — 0.0% (g)
36	Domtar Corp., (Canada)	2,898

	Total Materials	149,176

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.3%
	Electric Utilities — 0.3%
425	FirstEnergy Corp.	18,845

	Gas Utilities — 0.3%
434	National Fuel Gas Co.	24,119

	Multi-Utilities — 0.7%
605	Consolidated Edison, Inc.	37,554
197	Public Service Enterprise Group, Inc.	6,514

		44,068

	Total Utilities	87,032

	Total Short Positions (Proceeds $1,704,812)	$1,747,529

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,161	E-mini S&P 500	03/16/12	$72,713	$(49)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 118.3% (j)
	Common Stocks — 118.0%
	Consumer Discretionary — 11.9%
	Auto Components — 1.3%
9	Johnson Controls, Inc.	277
3	Lear Corp.	112
3	TRW Automotive Holdings Corp. (a)	101

		490

	Automobiles — 0.9%
16	General Motors Co. (a)	315

	Hotels, Restaurants & Leisure — 0.4%
3	Carnival Corp.	86
1	Starwood Hotels & Resorts Worldwide, Inc.	67

		153

	Household Durables — 0.5%
5	Lennar Corp., Class A	94
5	Ryland Group, Inc. (The)	79

		173

	Media — 6.4%
20	CBS Corp. (Non-Voting), Class B	548
35	Comcast Corp., Class A	839
43	News Corp., Class A	759
5	Scripps Networks Interactive, Inc., Class A	227

		2,373

	Multiline Retail — 0.8%
1	Kohl’s Corp.	71
2	Macy’s, Inc.	71
3	Target Corp.	163

		305

	Specialty Retail — 1.6%
1	AutoZone, Inc. (a)	234
3	Best Buy Co., Inc.	61
7	Home Depot, Inc. (The)	273

		568

	Total Consumer Discretionary	4,377

	Consumer Staples — 5.9%
	Food & Staples Retailing — 2.7%
21	CVS Caremark Corp.	863
3	Wal-Mart Stores, Inc.	151

		1,014

	Food Products — 1.7%
16	Kraft Foods, Inc., Class A	613

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.5%
8	Procter & Gamble Co. (The)	540

	Total Consumer Staples	2,167

	Energy — 13.0%
	Energy Equipment & Services — 1.4%
6	Baker Hughes, Inc.	305
3	Schlumberger Ltd.	226

		531

	Oil, Gas & Consumable Fuels — 11.6%
4	Apache Corp.	348
10	Chevron Corp.	1,115
15	ConocoPhillips	1,072
5	Devon Energy Corp.	326
2	Marathon Petroleum Corp.	55
8	Occidental Petroleum Corp.	790
4	Peabody Energy Corp.	143
15	Williams Cos., Inc. (The) (a)	408

		4,257

	Total Energy	4,788

	Financials — 30.8%
	Capital Markets — 4.1%
4	Charles Schwab Corp. (The)	48
3	Goldman Sachs Group, Inc. (The)	251
30	Morgan Stanley	457
18	State Street Corp.	715
3	TD Ameritrade Holding Corp.	48

		1,519

	Commercial Banks — 6.6%
3	Fifth Third Bancorp	33
50	Huntington Bancshares, Inc.	277
1	PNC Financial Services Group, Inc.	48
12	Regions Financial Corp.	50
14	U.S. Bancorp	386
60	Wells Fargo & Co.	1,642

		2,436

	Consumer Finance — 1.8%
15	Capital One Financial Corp.	647

	Diversified Financial Services — 6.4%
20	Bank of America Corp.	111
45	Citigroup, Inc.	1,182
1	CME Group, Inc.	141
1	IntercontinentalExchange, Inc. (a)	75

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Diversified Financial Services — Continued
49	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	865

		2,374

	Insurance — 11.4%
6	ACE Ltd., (Switzerland)	397
20	Aflac, Inc. (m)	855
6	Allstate Corp. (The)	152
2	Axis Capital Holdings Ltd., (Bermuda)	63
9	Berkshire Hathaway, Inc., Class B (a)	695
4	Everest Re Group Ltd., (Bermuda)	360
26	MetLife, Inc.	821
2	PartnerRe Ltd., (Bermuda)	96
14	Prudential Financial, Inc.	705
1	Travelers Cos., Inc. (The)	55

		4,199

	Real Estate Investment Trusts (REITs) — 0.5%
1	Boston Properties, Inc.	133
2	Weingarten Realty Investors	53

		186

	Total Financials	11,361

	Health Care — 17.7%
	Biotechnology — 2.1%
4	Biogen Idec, Inc. (a)	391
6	Celgene Corp. (a)	396

		787

	Health Care Equipment & Supplies — 0.9%
7	Covidien plc, (Ireland)	330

	Health Care Providers & Services — 7.8%
8	Cigna Corp.	331
7	Humana, Inc.	590
9	McKesson Corp.	736
17	UnitedHealth Group, Inc.	871
5	WellPoint, Inc.	359

		2,887

	Pharmaceuticals — 6.9%
2	Abbott Laboratories	114
1	Johnson & Johnson	92
37	Merck & Co., Inc.	1,379
16	Mylan, Inc. (a)	352
28	Pfizer, Inc.	603

		2,540

	Total Health Care	6,544

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 11.8%
		Aerospace & Defense — 2.4%
1		General Dynamics Corp.	54
2		Honeywell International, Inc.	122
2		Raytheon Co.	121
8		United Technologies Corp.	591

			888

		Building Products — 0.1%
4		Masco Corp.	38

		Construction & Engineering — 0.6%
4		Fluor Corp.	216

		Industrial Conglomerates — 3.0%
37		General Electric Co.	665
10		Tyco International Ltd., (Switzerland)	451

			1,116

		Machinery — 2.0%
3		Joy Global, Inc.	256
4		Navistar International Corp. (a)	142
4		Parker Hannifin Corp.	333

			731

		Road & Rail — 3.7%
21		Hertz Global Holdings, Inc. (a)	251
11		Norfolk Southern Corp.	799
3		Union Pacific Corp.	315

			1,365

		Total Industrials	4,354

		Information Technology — 14.0%
		Communications Equipment — 2.9%
60		Cisco Systems, Inc.	1,076

		Computers & Peripherals — 3.0%
2		Apple, Inc. (a)	713
11		Hewlett-Packard Co.	290
2		SanDisk Corp. (a)	100

			1,103

		Electronic Equipment, Instruments & Components — 1.7%
6		Arrow Electronics, Inc. (a)	210
6		Avnet, Inc. (a)	194
8		TE Connectivity Ltd., (Switzerland)	235

			639

		IT Services — 0.9%
2		Global Payments, Inc.	77
—	(h)	MasterCard, Inc., Class A	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
10	Western Union Co. (The)	189

		341

	Semiconductors & Semiconductor Equipment — 3.6%
5	Altera Corp.	198
4	Applied Materials, Inc.	41
5	Broadcom Corp., Class A (a)	160
6	Intel Corp.	152
6	Lam Research Corp. (a)	230
7	Marvell Technology Group Ltd., (Bermuda) (a)	96
13	Xilinx, Inc.	432

		1,309

	Software — 1.9%
16	Microsoft Corp.	425
11	Oracle Corp.	285

		710

	Total Information Technology	5,178

	Materials — 4.8%
	Chemicals — 2.4%
2	Air Products & Chemicals, Inc.	200
14	E.I. du Pont de Nemours & Co.	636
1	Georgia Gulf Corp. (a)	26
1	Westlake Chemical Corp.	36

		898

	Containers & Packaging — 1.2%
4	Ball Corp.	142
8	Crown Holdings, Inc. (a)	283

		425

	Metals & Mining — 1.2%
18	Alcoa, Inc.	157
7	Freeport-McMoRan Copper & Gold, Inc.	273

		430

	Total Materials	1,753

	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 2.9%
9	CenturyLink, Inc.	340
18	Verizon Communications, Inc.	739

		1,079

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
2	American Tower Corp., Class A	111
15	Sprint Nextel Corp. (a)	35

		146

	Total Telecommunication Services	1,225

	Utilities — 4.8%
	Electric Utilities — 1.6%
5	NextEra Energy, Inc.	326
9	PPL Corp.	278

		604

	Gas Utilities — 1.1%
10	AGL Resources, Inc.	405

	Multi-Utilities — 1.6%
15	CenterPoint Energy, Inc.	295
5	CMS Energy Corp.	114
3	PG&E Corp.	112
1	Sempra Energy	78

		599

	Water Utilities — 0.5%
5	American Water Works Co., Inc.	166

	Total Utilities	1,774

	Total Common Stocks (Cost $36,250)	43,521

	Short-Term Investment — 0.3%
	Investment Company — 0.3%
99	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%, (b) (l) (m) (Cost $99)	99

	Total Investments — 118.3% (Cost $36,349)	43,620
	Liabilities in Excess of Other Assets — (18.3)%	(6,747)

	NET ASSETS — 100.0%	$36,873

Short Positions — 18.6%
	Common Stocks — 18.6%
	Consumer Discretionary — 1.9%
	Automobiles — 0.2%
9	Ford Motor Co. (a)	95

	Hotels, Restaurants & Leisure — 0.2%
2	Hyatt Hotels Corp., Class A (a)	70

	Household Durables — 0.5%
2	D.R. Horton, Inc.	19
1	MDC Holdings, Inc.	11

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Household Durables — Continued
—	(h)	NVR, Inc. (a)	75
7		Pulte Group, Inc. (a)	45
1		Toll Brothers, Inc. (a)	19

			169

		Internet & Catalog Retail — 0.3%
1		Amazon.com, Inc. (a)	128

		Multiline Retail — 0.2%
2		J.C. Penney Co., Inc.	75

		Specialty Retail — 0.5%
3		Gap, Inc. (The)	54
1		O’Reilly Automotive, Inc. (a)	114

			168

		Total Consumer Discretionary	705

		Consumer Staples — 1.3%
		Food & Staples Retailing — 0.5%
3		Walgreen Co.	110
1		Whole Foods Market, Inc.	74

			184

		Food Products — 0.2%
1		Mead Johnson Nutrition Co.	79

		Household Products — 0.6%
2		Church & Dwight Co., Inc.	113
1		Colgate-Palmolive Co.	87

			200

		Total Consumer Staples	463

		Energy — 0.2%
		Oil, Gas & Consumable Fuels — 0.2%
2		Tesoro Corp. (a)	56

		Financials — 3.1%
		Capital Markets — 0.1%
2		Federated Investors, Inc., Class B	28

		Commercial Banks — 0.5%
3		Cullen/Frost Bankers, Inc.	138
9		KeyCorp	67

			205

		Insurance — 1.6%
3		Aon Corp.	134
1		Chubb Corp. (The)	100
—	(h)	Markel Corp. (a)	129
2		Marsh & McLennan Cos., Inc.	63
4		Progressive Corp. (The)	71
3		W.R. Berkley Corp.	107

			604

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — 0.9%
4		Extra Space Storage, Inc.	96
1		Federal Realty Investment Trust	109
4		Washington Real Estate Investment Trust	113

			318

		Total Financials	1,155

		Health Care — 3.2%
		Biotechnology — 0.3%
1		Amgen, Inc.	77
1		Onyx Pharmaceuticals, Inc. (a)	38

			115

		Health Care Equipment & Supplies — 1.4%
3		Medtronic, Inc.	118
4		Stryker Corp.	208
3		Zimmer Holdings, Inc. (a)	172

			498

		Health Care Providers & Services — 0.8%
3		AmerisourceBergen Corp.	97
3		Coventry Health Care, Inc. (a)	105
1		DaVita, Inc. (a)	105

			307

		Pharmaceuticals — 0.7%
3		Eli Lilly & Co.	140
4		Forest Laboratories, Inc. (a)	134

			274

		Total Health Care	1,194

		Industrials — 3.1%
		Aerospace & Defense — 1.2%
2		Boeing Co. (The)	159
2		Lockheed Martin Corp.	196
2		Northrop Grumman Corp.	104

			459

		Air Freight & Logistics — 0.5%
—	(h)	FedEx Corp.	35
2		United Parcel Service, Inc., Class B	131

			166

		Electrical Equipment — 0.7%
3		Rockwell Automation, Inc.	252

		Machinery — 0.2%
1		Caterpillar, Inc.	84

		Road & Rail — 0.5%
4		Heartland Express, Inc.	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Road & Rail — Continued
4	Werner Enterprises, Inc.	106

		169

	Total Industrials	1,130

	Information Technology — 2.0%
	IT Services — 0.4%
3	Fiserv, Inc. (a)	148

	Semiconductors & Semiconductor Equipment — 1.6%
1	ASML Holding N.V., (Netherlands), ADR,	34
6	Cypress Semiconductor Corp. (a)	97
1	KLA-Tencor Corp.	71
7	Linear Technology Corp.	200
3	Microchip Technology, Inc.	93
9	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	113

		608

	Total Information Technology	756

	Materials — 2.3%
	Chemicals — 1.3%
2	Dow Chemical Co. (The)	57
8	OM Group, Inc. (a)	172
2	Praxair, Inc.	264

		493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.2%
2	Bemis Co., Inc.	69

	Metals & Mining — 0.8%
6	AK Steel Holding Corp.	50
3	Cliffs Natural Resources, Inc.	184
3	Vale S.A., (Brazil), ADR	70

		304

	Total Materials	866

	Utilities — 1.5%
	Electric Utilities — 0.2%
2	FirstEnergy Corp.	72

	Multi-Utilities — 0.8%
1	Consolidated Edison, Inc.	90
4	Vectren Corp.	109
3	Wisconsin Energy Corp.	107

		306

	Water Utilities — 0.5%
7	Aqua America, Inc.	162

	Total Utilities	540

	Total Short Positions (Proceeds $7,024)	$6,865

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions – 133.3% (j)
		Common Stocks – 132.3%
		Consumer Discretionary – 16.4%
		Auto Components – 1.0%
3		Johnson Controls, Inc.	105

		Automobiles – 0.6%
3		General Motors Co. (a)	58

		Diversified Consumer Services – 0.1%
—	(h)	ITT Educational Services, Inc. (a)	6

		Hotels, Restaurants & Leisure – 2.0%
2		Carnival Corp.	51
—	(h)	Darden Restaurants, Inc.	20
—	(h)	Marriott International, Inc., Class A	10
1		McDonald’s Corp.	86
1		Yum! Brands, Inc.	39

			206

		Household Durables – 0.4%
1		Lennar Corp., Class A	26
—	(h)	NVR, Inc. (a)	21

			47

		Internet & Catalog Retail – 1.8%
1		Amazon.com, Inc. (a)	192

		Leisure Equipment & Products – 0.2%
1		Mattel, Inc.	19

		Media – 6.1%
9		CBS Corp. (Non-Voting), Class B	233
5		Comcast Corp., Class A	112
—	(h)	DIRECTV, Class A (a)	11
1		Discovery Communications, Inc., Class A (a)	40
—	(h)	DISH Network Corp., Class A	13
7		Time Warner, Inc.	236

			645

		Multiline Retail – 0.6%
—	(h)	Kohl’s Corp.	13
—	(h)	Macy’s, Inc.	15
1		Target Corp.	35

			63

		Specialty Retail – 1.9%
—	(h)	AutoZone, Inc. (a)	65
1		Home Depot, Inc.	58
1		Lowe’s Cos., Inc.	28
1		Staples, Inc.	17
—	(h)	TJX Cos., Inc.	28

			196

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods – 1.7%
1		Coach, Inc.	41
1		NIKE, Inc., Class B	97
—	(h)	V.F. Corp.	46

			184

		Total Consumer Discretionary	1,721

		Consumer Staples – 15.5%
		Beverages – 4.9%
3		Coca-Cola Co. (The)	206
1		Coca-Cola Enterprises, Inc.	35
2		Dr. Pepper Snapple Group, Inc.	96
3		PepsiCo, Inc.	172

			509

		Food & Staples Retailing – 2.2%
2		CVS Caremark Corp.	67
1		Kroger Co. (The)	26
1		Safeway, Inc.	23
1		Sysco Corp.	33
1		Wal-Mart Stores, Inc.	83

			232

		Food Products – 4.1%
2		Archer-Daniels-Midland Co.	45
2		Campbell Soup Co.	82
2		General Mills, Inc.	64
6		Kraft Foods, Inc., Class A	242

			433

		Household Products – 3.0%
—	(h)	Colgate-Palmolive Co.	44
4		Procter & Gamble Co. (The)	273

			317

		Tobacco – 1.3%
2		Philip Morris International, Inc.	138

		Total Consumer Staples	1,629

		Energy – 12.9%
		Energy Equipment & Services – 2.7%
1		Baker Hughes, Inc.	72
—	(h)	Cameron International Corp. (a)	11
—	(h)	National Oilwell Varco, Inc.	22
3		Schlumberger Ltd.	179

			284

		Oil, Gas & Consumable Fuels – 10.2%
1		Anadarko Petroleum Corp.	68
—	(h)	Apache Corp.	19
2		Chevron Corp.	263

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions – Continued
		Oil, Gas & Consumable Fuels – Continued
1		ConocoPhillips	109
1		Devon Energy Corp.	81
—	(h)	EOG Resources, Inc.	12
2		Exxon Mobil Corp.	175
1		Hess Corp.	30
—	(h)	Marathon Oil Corp.	6
1		Marathon Petroleum Corp.	39
—	(h)	Noble Energy, Inc.	10
1		Occidental Petroleum Corp.	128
—	(h)	Pioneer Natural Resources Co.	34
2		Southwestern Energy Co. (a)	50
1		Williams Cos., Inc. (The)	47

			1,071

		Total Energy	1,355

		Financials – 22.6%
		Capital Markets – 2.5%
—	(h)	BlackRock, Inc.	11
1		Goldman Sachs Group, Inc. (The)	67
2		Invesco Ltd.	36
4		Morgan Stanley	61
2		State Street Corp.	63
1		TD Ameritrade Holding Corp.	21

			259

		Commercial Banks – 3.3%
1		Huntington Bancshares, Inc.	5
5		Regions Financial Corp.	20
2		SunTrust Banks, Inc.	43
—	(h)	SVB Financial Group (a)	14
1		U.S. Bancorp	38
7		Wells Fargo & Co.	198
2		Zions Bancorp	25

			343

		Consumer Finance – 1.0%
1		American Express Co.	55
1		Capital One Financial Corp.	50

			105

		Diversified Financial Services – 2.2%
12		Bank of America Corp.	69
4		Citigroup, Inc.	109
—	(h)	CME Group, Inc.	19
—	(h)	IntercontinentalExchange, Inc. (a)	17

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services – Continued
1		NASDAQ OMX Group, Inc. (The) (a)	14
—	(h)	NYSE Euronext	2

			230

		Insurance – 6.0%
2		ACE Ltd., (Switzerland)	121
1		Aflac, Inc.	49
1		Allstate Corp. (The)	38
1		Axis Capital Holdings Ltd., (Bermuda)	26
1		Berkshire Hathaway, Inc., Class B (a)	92
1		Everest Re Group Ltd., (Bermuda)	87
1		First American Financial Corp.	11
3		MetLife, Inc.	92
—	(h)	PartnerRe Ltd., (Bermuda)	8
2		Prudential Financial, Inc.	107
—	(h)	XL Group plc, (Ireland)	2

			633

		Real Estate Investment Trusts (REITs) – 7.6%
—	(h)	Alexandria Real Estate Equities, Inc.	34
—	(h)	AvalonBay Communities, Inc.	55
—	(h)	Boston Properties, Inc.	30
4		Brandywine Realty Trust	34
—	(h)	Colonial Properties Trust	9
7		CubeSmart	74
2		Duke Realty Corp.	22
1		DuPont Fabros Technology, Inc.	26
1		Education Realty Trust, Inc.	10
2		General Growth Properties, Inc.	22
1		Glimcher Realty Trust	8
2		Kimco Realty Corp.	25
1		Macerich Co. (The)	46
1		Mack-Cali Realty Corp.	32
2		Pebblebrook Hotel Trust	34
1		Post Properties, Inc.	34
1		Regency Centers Corp.	47
2		Senior Housing Properties Trust	47
1		Simon Property Group, Inc.	85
1		SL Green Realty Corp.	36
1		Ventas, Inc.	66
1		Weingarten Realty Investors	25

			801

		Total Financials	2,371

		Health Care – 14.0%
		Biotechnology – 3.0%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	11

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions – Continued
		Biotechnology – Continued
1		Biogen Idec, Inc. (a)	148
2		Celgene Corp. (a)	132
1		Dendreon Corp. (a)	9
1		Vertex Pharmaceuticals, Inc. (a)	18

			318

		Health Care Equipment & Supplies – 2.0%
1		Becton, Dickinson & Co.	43
—	(h)	C.R. Bard, Inc.	2
3		Covidien plc, (Ireland)	152
—	(h)	St. Jude Medical, Inc.	11

			208

		Health Care Providers & Services – 2.3%
—	(h)	Aetna, Inc.	15
—	(h)	Cigna Corp.	4
1		Express Scripts, Inc. (a)	33
1		Humana, Inc.	66
—	(h)	McKesson Corp.	14
2		UnitedHealth Group, Inc.	101
—	(h)	WellPoint, Inc.	7

			240

		Pharmaceuticals – 6.7%
2		Abbott Laboratories	130
1		Allergan, Inc.	45
2		Johnson & Johnson	104
6		Merck & Co., Inc.	233
1		Mylan, Inc. (a)	31
7		Pfizer, Inc.	146
—	(h)	Teva Pharmaceutical Industries Ltd., (Israel), ADR	10

			699

		Total Health Care	1,465

		Industrials – 13.9%
		Aerospace & Defense – 3.3%
—	(h)	Goodrich Corp.	5
1		Honeywell International, Inc.	78
1		Huntington Ingalls Industries, Inc. (a)	21
—	(h)	Rockwell Collins, Inc.	2
1		Textron, Inc.	18
3		United Technologies Corp.	225

			349

		Air Freight & Logistics – 0.2%
—	(h)	United Parcel Service, Inc., Class B	17

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Services & Supplies – 0.1%
1		Republic Services, Inc.	14

		Construction & Engineering – 1.2%
2		Fluor Corp.	124

		Electrical Equipment – 0.9%
2		Emerson Electric Co.	89

		Industrial Conglomerates – 3.1%
1		3M Co.	60
7		General Electric Co.	126
3		Tyco International Ltd., (Switzerland)	141

			327

		Machinery – 1.4%
4		PACCAR, Inc.	147

		Road & Rail – 3.7%
7		CSX Corp.	153
1		Norfolk Southern Corp.	105
1		Union Pacific Corp.	130

			388

		Total Industrials	1,455

		Information Technology – 21.7%
		Communications Equipment – 2.4%
8		Cisco Systems, Inc.	140
2		Juniper Networks, Inc. (a)	31
—	(h)	Motorola Mobility Holdings, Inc. (a)	10
1		QUALCOMM, Inc.	74

			255

		Computers & Peripherals – 5.1%
1		Apple, Inc. (a)	539

		Electronic Equipment, Instruments & Components – 0.6%
2		Corning, Inc.	32
1		TE Connectivity Ltd., (Switzerland)	29

			61

		Internet Software & Services – 1.1%
1		eBay, Inc. (a)	30
—	(h)	Google, Inc., Class A (a)	69
1		Yahoo!, Inc. (a)	11

			110

		IT Services – 2.8%
1		Accenture plc, (Ireland), Class A	35
1		Cognizant Technology Solutions Corp., Class A (a)	76
2		Genpact Ltd., (Bermuda) (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	31

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions – Continued
		IT Services – Continued
—	(h)	International Business Machines Corp.	83
—	(h)	MasterCard, Inc., Class A	72

			293

		Semiconductors & Semiconductor Equipment – 5.9%
3		Altera Corp.	97
2		Analog Devices, Inc.	72
2		Applied Materials, Inc.	17
1		Avago Technologies Ltd., (Singapore)	18
3		Broadcom Corp., Class A (a)	93
2		Freescale Semiconductor Holdings I Ltd. (a)	25
3		Lam Research Corp. (a)	103
1		Marvell Technology Group Ltd., (Bermuda) (a)	13
2		Micron Technology, Inc. (a)	10
1		Novellus Systems, Inc. (a)	32
—	(h)	ON Semiconductor Corp. (a)	3
4		Xilinx, Inc.	139

			622

		Software – 3.8%
1		Adobe Systems, Inc. (a)	28
1		Citrix Systems, Inc. (a)	44
8		Microsoft Corp.	215
4		Oracle Corp.	108
1		Zynga, Inc., Class A (a)	7

			402

		Total Information Technology	2,282

		Materials – 6.6%
		Chemicals – 4.2%
2		Air Products & Chemicals, Inc.	188
4		E.I. du Pont de Nemours & Co.	202
1		Georgia Gulf Corp. (a)	25
—	(h)	Monsanto Co.	24

			439

		Containers & Packaging – 0.2%
1		Crown Holdings, Inc. (a)	22

		Metals & Mining – 2.2%
11		Alcoa, Inc.	92
4		Freeport-McMoRan Copper & Gold, Inc.	136
—	(h)	Newmont Mining Corp.	9

			237

		Total Materials	698

SHARES		SECURITY DESCRIPTION	VALUE($)

		Telecommunication Services – 3.0%
		Diversified Telecommunication Services – 2.1%
1		AT&T, Inc.	22
5		Verizon Communications, Inc.	201

			223

		Wireless Telecommunication Services – 0.9%
—	(h)	American Tower Corp., Class A (a)	23
—	(h)	Crown Castle International Corp. (a)	14
22		Sprint Nextel Corp. (a)	53

			90

		Total Telecommunication Services	313

		Utilities – 5.7%
		Electric Utilities – 4.4%
1		American Electric Power Co., Inc.	58
—	(h)	Exelon Corp.	16
1		NextEra Energy, Inc.	81
3		Northeast Utilities	95
8		NV Energy, Inc.	135
2		PPL Corp.	71

			456

		Gas Utilities – 0.1%
—	(h)	AGL Resources, Inc.	12

		Independent Power Producers & Energy Traders – 0.0% (g)
—	(h)	NRG Energy, Inc. (a)	3

		Multi-Utilities – 1.2%
1		CenterPoint Energy, Inc.	12
1		Dominion Resources, Inc.	28
1		DTE Energy Co.	44
1		PG&E Corp.	42

			126

		Total Utilities	597

		Total Common Stocks (Cost $13,508)	13,886

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation – 0.2%
25		U.S. Treasury Notes, 0.625%, 06/30/12 (k) (Cost $25)	25

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions – Continued
Short-Term Investment – 0.8%
		Investment Company – 0.8%
85		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $85)	85

		Total Investments – 133.3% (Cost $13,618)	13,996
		Liabilities in Excess of Other Assets – (33.3)%	(3,499)

		NET ASSETS – 100.0%	$10,497

Short Positions – 32.7%
		Common Stocks – 32.7%
		Consumer Discretionary – 3.0%
		Automobiles – 0.1%
1		Ford Motor Co. (a)	9

		Hotels, Restaurants & Leisure – 0.2%
1		Choice Hotels International, Inc.	25

		Media – 2.7%
2		Gannett Co., Inc.	24
1		New York Times Co. (The), Class A (a)	10
6		News Corp., Class B	102
1		Omnicom Group, Inc.	32
1		Scripps Networks Interactive, Inc., Class A	34
—	(h)	Viacom, Inc., Class B	21
—	(h)	Walt Disney Co. (The)	10
—	(h)	Washington Post Co. (The), Class B	49

			282

		Total Consumer Discretionary	316

		Consumer Staples – 3.7%
		Food Products – 1.7%
1		H.J. Heinz Co.	33
2		Hershey Co. (The)	148
—	(h)	Sara Lee Corp.	—	(h)

			181

		Household Products – 0.6%
1		Church & Dwight Co., Inc.	60
—	(h)	Clorox Co. (The)	5

			65

		Personal Products – 0.5%
1		Estee Lauder Cos., Inc. (The), Class A	56

		Tobacco – 0.9%
3		Altria Group, Inc.	77
—	(h)	Lorillard, Inc.	12

			89

		Total Consumer Staples	391

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy – 1.5%
		Energy Equipment & Services – 0.8%
—	(h)	Diamond Offshore Drilling, Inc.	19
2		Tenaris S.A., (Luxembourg), ADR	62

			81

		Oil, Gas & Consumable Fuels – 0.7%
1		Encana Corp., (Canada)	10
—	(h)	Newfield Exploration Co. (a)	9
—	(h)	Sunoco, Inc.	8
1		Tesoro Corp. (a)	26
1		TransCanada Corp., (Canada)	24

			77

		Total Energy	158

		Financials – 9.8%
		Capital Markets – 0.1%
—	(h)	Federated Investors, Inc., Class B	3
—	(h)	Northern Trust Corp.	8

			11

		Commercial Banks – 0.9%
—	(h)	Bank of Hawaii Corp.	20
—	(h)	Cullen/Frost Bankers, Inc.	20
1		KeyCorp	11
1		UMB Financial Corp.	23
2		Valley National Bancorp	20

			94

		Insurance – 2.9%
1		American International Group, Inc. (a)	31
1		Aon Corp.	37
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	17
—	(h)	Chubb Corp. (The)	28
1		Fidelity National Financial, Inc., Class A	10
1		Lincoln National Corp.	10
2		Principal Financial Group, Inc.	38
1		Progressive Corp. (The)	19
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	14
1		Torchmark Corp.	41
—	(h)	Travelers Cos., Inc. (The)	12
2		W.R. Berkley Corp.	52

			309

		Real Estate Investment Trusts (REITs) – 5.9%
1		American Campus Communities, Inc.	21
2		BioMed Realty Trust, Inc.	37
3		DDR Corp.	38
—	(h)	Digital Realty Trust, Inc.	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	33

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions – Continued
		Real Estate Investment Trusts (REITs) – Continued
1		EastGroup Properties, Inc.	22
2		Equity One, Inc.	39
—	(h)	Equity Residential	20
3		Extra Space Storage, Inc.	78
1		Federal Realty Investment Trust	112
1		Highwoods Properties, Inc.	26
1		National Retail Properties, Inc.	33
1		Realty Income Corp.	21
2		Strategic Hotels & Resorts, Inc. (a)	9
1		Tanger Factory Outlet Centers	24
1		Taubman Centers, Inc.	62
2		Washington Real Estate Investment Trust	47

			620

		Total Financials	1,034

		Health Care – 2.4%
		Biotechnology – 0.0% (g)
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	6

		Health Care Equipment & Supplies – 1.4%
—	(h)	Edwards Lifesciences Corp. (a)	21
—	(h)	Medtronic, Inc.	16
1		Stryker Corp.	40
—	(h)	Varian Medical Systems, Inc. (a)	26
1		Zimmer Holdings, Inc. (a)	45

			148

		Life Sciences Tools & Services – 0.1%
—	(h)	Agilent Technologies, Inc. (a)	10

		Pharmaceuticals – 0.9%
1		Eli Lilly & Co.	28
1		Forest Laboratories, Inc. (a)	21
1		Hospira, Inc. (a)	27
1		Warner Chilcott plc, (Ireland), Class A (a)	15

			91

		Total Health Care	255

		Industrials – 3.7%
		Aerospace & Defense – 1.4%
1		Boeing Co. (The)	37
1		Lockheed Martin Corp.	84
1		Raytheon Co.	27

			148

		Air Freight & Logistics – 0.3%
—	(h)	FedEx Corp.	28

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment – 0.5%
1		Rockwell Automation, Inc.	47

		Machinery – 0.8%
—	(h)	Caterpillar, Inc.	11
—	(h)	Deere & Co.	20
1		Dover Corp.	46
—	(h)	Parker Hannifin Corp.	11

			88

		Road & Rail – 0.7%
1		Heartland Express, Inc.	20
1		Knight Transportation, Inc.	17
2		Werner Enterprises, Inc.	38

			75

		Total Industrials	386

		Information Technology – 4.0%
		Communications Equipment – 0.2%
1		JDS Uniphase Corp. (a)	8
—	(h)	Motorola Solutions, Inc.	13

			21

		IT Services – 0.0% (g)
—	(h)	Paychex, Inc.	1

		Semiconductors & Semiconductor Equipment – 3.4%
3		Advanced Micro Devices, Inc. (a)	16
2		Cypress Semiconductor Corp. (a)	31
1		Intel Corp.	24
2		KLA-Tencor Corp.	84
4		Microchip Technology, Inc.	142
—	(h)	NVIDIA Corp. (a)	6
4		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	47

			350

		Software – 0.4%
2		Electronic Arts, Inc. (a)	43

		Total Information Technology	415

		Materials – 3.1%
		Chemicals – 1.4%
1		Dow Chemical Co. (The)	23
1		OM Group, Inc. (a)	28
1		Praxair, Inc.	59
1		Valspar Corp.	36

			146

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions – Continued
		Metals & Mining – 1.7%
3		AK Steel Holding Corp.	23
1		Cliffs Natural Resources, Inc.	57
2		Nucor Corp.	62
—	(h)	United States Steel Corp.	9
1		Vale S.A., (Brazil), ADR	26

			177

		Total Materials	323

		Utilities – 1.5%
		Electric Utilities – 0.6%
1		Edison International	38
—	(h)	Entergy Corp.	14
—	(h)	FirstEnergy Corp.	12

			64

		Multi-Utilities – 0.9%
1		Consolidated Edison, Inc.	35
2		Wisconsin Energy Corp.	61

			96

		Total Utilities	160

		Total Short Positions (Proceeds $3,298)	$3,438

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/16/12	$125	$1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	35

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF December 31, 2011 (Unaudited)

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depository Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
U.S. Large Cap Value Plus Fund	$865	2.0%

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$165,112		$8,169,989	$43,521		$13,911
Investments in affiliates, at value	2,382		140,034	99		85

Total investment securities, at value	167,494		8,310,023	43,620		13,996
Cash	—		—	307		—
Deposits at broker for futures contracts	—		5,020	—		—
Deposits at broker for securities sold short	—		—	—		1
Receivables:
Investment securities sold	9,394		1,177	1,369		22
Fund shares sold	21		3,114	46		—
Interest and dividends from non-affiliates	261		14,648	79		24
Dividends from affiliates	—	(a)	9	—	(a)	—	(a)
Due from Advisor	—		—	—		9

Total Assets	177,170		8,333,991	45,421		14,052

LIABILITIES:
Payables:
Due to custodian	—		18	—		11
Securities sold short, at value	22,709		1,747,529	6,865		3,438
Dividend expense to non-affiliates on securities sold short	27		3,092	4		7
Investment securities purchased	8,431		27,865	1,100		22
Interest expense to non-affiliates on securities sold short	11		811	3		—
Fund shares redeemed	65		7,599	506		—
Variation margin on futures contracts	—		279	—		—	(a)
Accrued liabilities:
Investment advisory fees	115		4,843	17		—
Administration fees	5		231	2		—
Shareholder servicing fees	—		1,107	8		2
Distribution fees	8		269	1		—	(a)
Custodian and accounting fees	5		2	7		19
Trustees’ and Chief Compliance Officer’s fees	1		—	—	(a)	—	(a)
Other	55		609	35		56

Total Liabilities	31,432		1,794,254	8,548		3,555

Net Assets	$145,738		$6,539,737	$36,873		$10,497

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid in capital	$135,487	$6,045,766	$30,790	$10,410
Accumulated undistributed (distributions in excess of) net investment income	494	(296)	225	37
Accumulated net realized gains (losses)	(8,911)	(576,528)	(1,572)	(189)
Net unrealized appreciation (depreciation)	18,668	1,070,795	7,430	239

Total Net Assets	$145,738	$6,539,737	$36,873	$10,497

Net Assets:
Class A	$35,383	$659,113	$3,283	$67
Class C	443	200,670	905	72
Class R2	—	1,542	—	51
Class R5	—	53,965	21	52
Class R6	—	—	—	46
Select Class	109,912	5,624,447	32,664	10,209

Total	$145,738	$6,539,737	$36,873	$10,497

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,885	33,561	362	5
Class C	37	10,363	101	5
Class R2	—	79	—	3
Class R5	—	2,727	2	3
Class R6	—	—	—	3
Select Class	8,915	284,839	3,578	675

Net Asset Value: (b)
Class A — Redemption price per share	$12.26	$19.64	$9.08	$15.10
Class C — Offering price per share(c)	11.97	19.36	8.99	15.01
Class R2 — Offering and redemption price per share	—	19.51	—	15.08
Class R5 — Offering and redemption price per share	—	19.79	9.10	15.15
Class R6 — Offering and redemption price per share	—	—	—	15.15
Select Class — Offering and redemption price per share	12.33	19.75	9.13	15.13
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$12.94	$20.73	$9.58	$15.94

Cost of investments in non-affiliates	$145,522	$7,056,428	$36,250	$13,533
Cost of investments in affiliates	2,382	140,034	99	85
Proceeds from securities sold short	21,787	1,704,812	7,024	3,298

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$—	(a)
Dividend income from non-affiliates	1,786	90,811	718	149
Dividend income from affiliates	1	62	— (a)	—	(a)

Total investment income	1,787	90,873	718	149

EXPENSES:
Investment advisory fees	932	33,927	283	52
Administration fees	66	2,999	25	5
Distribution fees:
Class A	46	858	3	—	(a)
Class C	1	782	3	—	(a)
Class R2	—	3	—	—	(a)
Shareholder servicing fees:
Class A	46	858	3	—	(a)
Class C	— (a)	261	1	—	(a)
Class R2	—	2	—	—	(a)
Class R5	—	10	— (a)	—	(a)
Select Class	140	7,309	67	13
Custodian and accounting fees	15	215	29	21
Interest expense to affiliates	— (a)	3	10	—
Professional fees	30	68	26	36
Trustees’ and Chief Compliance Officer’s fees	1	28	1	—	(a)
Printing and mailing costs	5	145	1	11
Registration and filing fees	15	34	16	48
Transfer agent fees	60	587	6	4
Other	5	32	2	4
Dividend expense to non-affiliates on securities sold short	316	20,107	101	49
Interest expense to non-affiliates on securities sold short	72	4,495	15	10

Total expenses	1,750	72,723	592	253

Less amounts waived	(461)	(7,683)	(177)	(57)
Less earnings credits	— (a)	— (a)	— (a)	—	(a)
Less expense reimbursements	—	—	—	(84)

Net expenses	1,289	65,040	415	112

Net investment income (loss)	498	25,833	303	37

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,889)	(145,038)	(309)	(118)
Futures	—	(17,142)	—	6
Securities sold short	2,270	1,782	(29)	(14)

Net realized gain (loss)	(5,619)	(160,398)	(338)	(126)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,130)	(474,230)	(6,844)	(932)
Futures	—	(1,495)	—	(1)
Securities sold short	(395)	63,996	945	200

Change in net unrealized appreciation (depreciation)	(3,525)	(411,729)	(5,899)	(733)

Net realized/unrealized gains (losses)	(9,144)	(572,127)	(6,237)	(859)

Change in net assets resulting from operations	$(8,646)	$(546,294)	$(5,934)	$(822)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$498	$818	$25,833	$29,520
Net realized gain (loss)	(5,619)	25,371	(160,398)	359,842
Change in net unrealized appreciation (depreciation)	(3,525)	30,268	(411,729)	1,073,918

Change in net assets resulting from operations	(8,646)	56,457	(546,294)	1,463,280

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(87)	(131)	(2,510)	(1,559)
From net realized gains	(4,686)	—	—	—
Class C
From net realized gains	(59)	—	—	—
Class R2
From net investment income	—	—	(5)	(2)
Class R5
From net investment income	—	—	(458)	(75)
Select Class
From net investment income	(411)	(1,178)	(36,514)	(24,557)
From net realized gains	(14,454)	—	—	—

Total distributions to shareholders	(19,697)	(1,309)	(39,487)	(26,193)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,242	(96,950)	(314,463)	754,417

NET ASSETS:
Change in net assets	(18,101)	(41,802)	(900,244)	2,191,504
Beginning of period	163,839	205,641	7,439,981	5,248,477

End of period	$145,738	$163,839	$6,539,737	$7,439,981

Accumulated undistributed (distributions in excess of) net investment income	$494	$494	$(296)	$13,358

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$303	$928	$37	$46
Net realized gain (loss)	(338)	12,028	(126)	240
Change in net unrealized appreciation (depreciation)	(5,899)	15,770	(733)	2,219

Change in net assets resulting from operations	(5,934)	28,726	(822)	2,505

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26)	(30)	— (a)	—	(a)
From net realized gains	(592)	(88)	(1)	—
Class C
From net investment income	(3)	(13)	—	—
From net realized gains	(175)	(31)	(1)	—
Class R2
From net investment income	—	—	—	—	(a)
From net realized gains	—	—	(1)	—
Class R5
From net investment income	— (a)	(1)	— (a)	—	(a)
From net realized gains	(4)	(2)	(1)	—
Class R6 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(1)	—
Select Class
From net investment income	(281)	(1,493)	(20)	(40)
From net realized gains	(7,643)	(4,343)	(202)	—

Total distributions to shareholders	(8,724)	(6,001)	(227)	(40)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(14,146)	(183,999)	262	98

NET ASSETS:
Change in net assets	(28,804)	(161,274)	(787)	2,563
Beginning of period	65,677	226,951	11,284	8,721

End of period	$36,873	$65,677	$10,497	$11,284

Accumulated undistributed (distributions in excess of) net investment income	$225	$232	$37	$20

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2011 for U.S Research Equity Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,960	$25,694	$106,595	$434,915
Dividends and distributions reinvested	4,760	130	2,350	1,427
Cost of shares redeemed	(8,206)	(16,921)	(151,493)	(228,722)

Change in net assets from Class A capital transactions	$2,514	$8,903	$(42,548)	$207,620

Class C
Proceeds from shares issued	$125	$92	$16,713	$95,164
Dividends and distributions reinvested	58	—	—	—
Cost of shares redeemed	(108)	(1,403)	(26,956)	(43,201)

Change in net assets from Class C capital transactions	$75	$(1,311)	$(10,243)	$51,963

Class R2
Proceeds from shares issued	$—	$—	$568	$1,428
Dividends and distributions reinvested	—	—	2	1
Cost of shares redeemed	—	—	(261)	(584)

Change in net assets from Class R2 capital transactions	$—	$—	$309	$845

Class R5
Proceeds from shares issued	$—	$—	$21,000	$33,157
Dividends and distributions reinvested	—	—	417	75
Cost of shares redeemed	—	—	(6,313)	(3,045)

Change in net assets from Class R5 capital transactions	$—	$—	$15,104	$30,187

Select Class
Proceeds from shares issued	$8,621	$84,962	$317,708	$1,276,692
Dividends and distributions reinvested	14,362	18	18,821	10,940
Cost of shares redeemed	(15,330)	(189,522)	(613,614)	(823,830)

Change in net assets from Select Class capital transactions	$7,653	$(104,542)	$(277,085)	$463,802

Total change in net assets from capital transactions	$10,242	$(96,950)	$(314,463)	$754,417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011

SHARE TRANSACTIONS:
Class A
Issued	436	1,817	5,422	21,622
Reinvested	401	9	121	70
Redeemed	(609)	(1,183)	(7,804)	(11,521)

Change in Class A Shares	228	643	(2,261)	10,171

Class C
Issued	9	6	867	4,750
Reinvested	5	—	—	—
Redeemed	(8)	(104)	(1,411)	(2,206)

Change in Class C Shares	6	(98)	(544)	2,544

Class R2
Issued	—	—	29	72
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(13)	(28)

Change in Class R2 Shares	—	—	16	44

Class R5
Issued	—	—	1,072	1,542
Reinvested	—	—	21	4
Redeemed	—	—	(321)	(146)

Change in Class R5 Shares	—	—	772	1,400

Select Class
Issued	646	6,287	15,758	62,366
Reinvested	1,204	1	962	536
Redeemed	(1,121)	(13,266)	(31,255)	(41,233)

Change in Select Class Shares	729	(6,978)	(14,535)	21,669

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,748	$1,402	$9	$17
Dividends and distributions reinvested	599	107	1	—	(a)
Cost of shares redeemed	(480)	(558)	—	(10)

Change in net assets from Class A capital transactions	$1,867	$951	$10	$7

Class C
Proceeds from shares issued	$280	$749	$23	$—
Dividends and distributions reinvested	154	32	1	—
Cost of shares redeemed	(243)	(149)	—	—

Change in net assets from Class C capital transactions	$191	$632	$24	$—

Class R2
Dividends and distributions reinvested	$—	$—	$1	$—	(a)

Change in net assets from Class R2 capital transactions	$—	$—	$1	$—	(a)

Class R5
Proceeds from shares issued	$— (a)	$—	$—	$—
Dividends and distributions reinvested	4	2	1	—	(a)
Cost of shares redeemed	— (a)	—	—	—

Change in net assets from Class R5 capital transactions	$4	$2	$1	$—	(a)

Class R6 (b)
Proceeds from shares issued	$—	$—	$—	$50
Dividends and distributions reinvested	—	—	1	—

Change in net assets from Class R6 capital transactions	$—	$—	$1	$50

Select Class
Proceeds from shares issued	$12,404	$28,961	$5	$52
Dividends and distributions reinvested	389	255	221	40
Cost of shares redeemed	(29,001)	(214,800)	(1)	(51)

Change in net assets from Select Class capital transactions	$(16,208)	$(185,584)	$225	$41

Total change in net assets from capital transactions	$(14,146)	$(183,999)	$262	$98

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund			U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2011 (Unaudited)		Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)		Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	164		115	1		1
Reinvested	68		9	—	(a)	—	(a)
Redeemed	(44)		(45)	—		—	(a)

Change in Class A Shares	188		79	1		1

Class C
Issued	27		61	2		—
Reinvested	18		3	—	(a)	—
Redeemed	(24)		(14)	—		—

Change in Class C Shares	21		50	2		—

Class R2
Reinvested	—		—	—	(a)	—	(a)

Change in Class R2 Shares	—		—	—	(a)	—	(a)

Class R5
Issued	—	(a)	—	—		—
Reinvested	—	(a)	— (a)	—	(a)	—	(a)
Redeemed	—	(a)	—	—		—

Change in Class R5 Shares	—	(a)	— (a)	—	(a)	—	(a)

Class R6 (b)
Issued	—		—	—		3
Reinvested	—		—	—	(a)	—

Change in Class R6 Shares	—		—	—	(a)	3

Select Class
Issued	1,187		2,408	—	(a)	4
Reinvested	44		21	15		2
Redeemed	(2,730)		(18,195)	—	(a)	(3)

Change in Select Class Shares	(1,499)		(15,766)	15		3

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective May 31, 2011 for U.S. Research Equity Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(8,646)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(444,446)
Proceeds from disposition of investment securities	461,152
Covers of investment securities sold short	(128,443)
Proceeds from investment securities sold short	121,871
Purchases of short-term investments, net	(175)
Change in unrealized (appreciation)/depreciation on investments	3,130
Change in unrealized (appreciation)/depreciation on investment securities sold short	395
Net realized (gain)/ loss on investments	7,889
Net realized (gain)/ loss on investment securities sold short	(2,270)
Decrease in receivable for investments sold	10,953
Increase in interest and dividends receivable	(72)
Decrease in interest expense payable for securities sold short	(7)
Decrease in payable for investments purchased	(12,447)
Decrease in dividends payable for securities sold short	(43)
Decrease in accrued expenses and other liabilities	(54)

Net cash provided (used) by operating activities	8,787

Cash flows provided (used) by financing activities:
Proceeds from shares issued	14,992
Payment on shares redeemed	(23,842)
Cash distributions paid to shareholders (net of reinvestments of $19,180)	(517)

Net cash provided (used) by financing activities	(9,367)

Net increase/decrease in cash	(580)

Cash:
Beginning of period	580

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $61 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	47

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(546,294)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(4,546,576)
Proceeds from disposition of investment securities	4,617,119
Covers of investment securities sold short	(1,217,167)
Proceeds from investment securities sold short	1,466,886
Purchases of short-term investments, net	(50,933)
Change in unrealized (appreciation)/depreciation on investments	474,230
Change in unrealized (appreciation)/depreciation on investment securities sold short	(63,996)
Net realized (gain)/ loss on investments	145,038
Net realized (gain)/ loss on investment securities sold short	(1,782)
Increase in deposits with broker for futures contracts	(955)
Decrease in deposits with broker for securities sold short	289
Decrease in receivable for investments sold	102,617
Increase in interest and dividends receivable	(5,166)
Decrease in variation margin receivable	561
Increase in interest expense payable for securities sold short	100
Decrease in payable for investments purchased	(45,554)
Increase in variation margin payable	279
Decrease in dividends payable for securities sold short	(436)
Decrease in accrued expenses and other liabilities	(937)

Net cash provided (used) by operating activities	327,323

Cash flows provided (used) by financing activities:
Proceeds from shares issued	472,737
Payment on shares redeemed	(798,693)
Due to custodian	18
Cash distributions paid to shareholders (net of reinvestments of $21,590)	(17,897)

Net cash provided (used) by financing activities	(343,835)

Net increase/decrease in cash	(16,512)

Cash:
Beginning of period	16,512

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $3,684 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(5,934)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(40,686)
Proceeds from disposition of investment securities	65,799
Covers of investment securities sold short	(8,683)
Proceeds from investment securities sold short	4,834
Proceeds of short-term investments, net	1,528
Change in unrealized (appreciation)/depreciation on investments	6,844
Change in unrealized (appreciation)/depreciation on investment securities sold short	(945)
Net realized (gain)/ loss on investments	309
Net realized (gain)/ loss on investment securities sold short	29
Increase in receivable for investments sold	(680)
Decrease in interest and dividends receivable	20
Increase in interest expense payable for securities sold short	2
Increase in payable for investments purchased	343
Decrease in dividends payable for securities sold short	(7)
Decrease in accrued expenses and other liabilities	(58)

Net cash provided (used) by operating activities	22,715

Cash flows provided (used) by financing activities:
Proceeds from shares issued	14,425
Payment on shares redeemed	(29,246)
Due to custodian	(9)
Cash distributions paid to shareholders (net of reinvestments of $1,146)	(7,578)

Net cash provided (used) by financing activities	(22,408)

Net increase/decrease in cash	307

Cash:
Beginning of period	—

End of period	$307

Supplemental disclosure of cash flow information:

The Fund paid $15 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	49

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(822)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(3,540)
Proceeds from disposition of investment securities	3,710
Covers of investment securities sold short	(1,346)
Proceeds from investment securities sold short	1,123
Purchases of short-term investments, net	(38)
Change in unrealized (appreciation)/depreciation on investments	932
Change in unrealized (appreciation)/depreciation on investment securities sold short	(200)
Net realized (gain)/ loss on investments	118
Net realized (gain)/ loss on investment securities sold short	14
Decrease in due from Advisor and Affiliates	6
Decrease in receivable for investments sold	831
Increase in interest and dividends receivable	(4)
Decrease in variation margin receivable	1
Decrease in payable for investments purchased	(859)
Decrease in dividends payable for securities sold short	(1)
Increase in accrued expenses and other liabilities	15

Net cash provided (used) by operating activities	(60)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	37
Payment on shares redeemed	(1)
Due to custodian	11
Cash distributions paid to shareholders (net of reinvestments of $226)	(1)

Net cash provided (used) by financing activities	46

Net increase/decrease in cash	(14)

Cash:
Beginning of period	14

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $10 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.02	0.03	(g)	$(0.89)	$(0.86)	$(0.03)	$(1.87)	$(1.90)	$12.26
Year Ended June 30, 2011	11.84	0.01	(g)	3.23	3.24	(0.06)	—	(0.06)	15.02
Year Ended June 30, 2010	10.79	0.03	(g)	1.07	1.10	(0.05)	—	(0.05)	11.84
Year Ended June 30, 2009	15.26	0.03	(g)	(4.50)	(4.47)	—	—	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(g)	(2.71)	(2.72)	—	—	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	—	—	17.98

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.71	—	(g)(h)	(0.87)	(0.87)	—	(1.87)	(1.87)	11.97
Year Ended June 30, 2011	11.61	(0.04	)(g)	3.14	3.10	—	—	—	14.71
Year Ended June 30, 2010	10.61	(0.04	)(g)	1.06	1.02	(0.02)	—	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(g)(h)	(4.47)	(4.47)	—	—	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(g)	(2.67)	(2.77)	—	—	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	—	—	17.85

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.08	0.05	(g)	(0.88)	(0.83)	(0.05)	(1.87)	(1.92)	12.33
Year Ended June 30, 2011	11.89	0.06	(g)	3.22	3.28	(0.09)	—	(0.09)	15.08
Year Ended June 30, 2010	10.82	0.06	(g)	1.08	1.14	(0.07)	—	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(g)	(4.56)	(4.47)	(0.05)	—	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(g)	(2.69)	(2.68)	—	—	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	—	(0.01)	18.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.40% and 2.02% for the six months ended December 31, 2011, 1.39% and 1.98% for the year ended June 30, 2011, 1.39% and 2.00% for 2010, 1.55% and 2.16% for 2009, 1.75% and 2.12% for 2008 and 1.75% and 2.12% for 2007; for Class C are 1.90% and 2.52% for the six months ended December 31, 2011, 1.89% and 2.48% for the year ended June 30, 2011, 1.89% and 2.50% for 2010, 2.23% and 2.69% for 2009, 2.25% and 2.61% for 2008 and 2.25% and 2.62% for 2007; for Select Class are 1.15% and 1.77% for the six months ended December 31, 2011, 1.14% and 1.73% for the year ended June 30, 2011, 1.14% and 1.75% for 2010, 1.43% and 1.95% for 2009, 1.50% and 1.86% for 2008 and 1.50% and 1.87% for 2007, respectively.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

(5.26)%	$35,383	1.92%	0.48%	2.54%	259%	334%
27.36	39,904	1.89	0.10	2.48	465	651
10.15	23,847	1.87	0.24	2.48	679	925
(29.29)	13,729	1.85	0.33	2.46	504	678
(15.13)	1,506	2.09	(0.08)	2.46	125	—
18.68	599	2.33	(0.54)	2.70	108	—

(5.44)	443	2.42	(0.04)	3.05	259	334
26.70	461	2.39	(0.33)	2.98	465	651
9.61	1,496	2.37	(0.31)	2.98	679	925
(29.64)	98	2.53	(0.02)	2.98	504	678
(15.52)	388	2.59	(0.64)	2.95	125	—
18.06	595	2.83	(1.04)	3.20	108	—

(5.06)	109,912	1.67	0.74	2.29	259	334
27.60	123,474	1.64	0.41	2.23	465	651
10.43	180,298	1.62	0.47	2.23	679	925
(29.11)	77,768	1.72	0.86	2.25	504	678
(14.87)	61,124	1.84	0.08	2.20	125	—
18.89	63,353	2.08	(0.29)	2.45	108	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$21.26	0.05	(g)	$(1.59)	$(1.54)	$(0.08)	$—	$(0.08)	$19.64
Year Ended June 30, 2011	16.72	0.05	(g)	4.54	4.59	(0.05)	—	(0.05)	21.26
Year Ended June 30, 2010	14.62	0.05	(g)	2.15	2.20	(0.10)	—	(0.10)	16.72
Year Ended June 30, 2009	18.56	0.15	(g)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(g)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.93	0.01	(g)	(1.58)	(1.57)	—	—	—	19.36
Year Ended June 30, 2011	16.50	(0.05	)(g)	4.48	4.43	—	—	—	20.93
Year Ended June 30, 2010	14.47	(0.04	)(g)	2.12	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(g)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(g)	4.50	4.53	—	(0.14)	(0.14)	20.83

Class R2
Six Months Ended December 31, 2011 (Unaudited)	21.13	0.03	(g)	(1.59)	(1.56)	(0.06)	—	(0.06)	19.51
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)	21.13
Year Ended June 30, 2010	14.56	0.01	(g)	2.13	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008 (h) through June 30, 2009	14.29	0.08	(g)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Six Months Ended December 31, 2011 (Unaudited)	21.47	0.10	(g)	(1.61)	(1.51)	(0.17)	—	(0.17)	19.79
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)	21.47
Year Ended June 30, 2010	14.72	0.11	(g)	2.18	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(g)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(g)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03

Select Class
Six Months Ended December 31, 2011 (Unaudited)	21.40	0.08	(g)	(1.60)	(1.52)	(0.13)	—	(0.13)	19.75
Year Ended June 30, 2011	16.82	0.10	(g)	4.57	4.67	(0.09)	—	(0.09)	21.40
Year Ended June 30, 2010	14.69	0.09	(g)	2.15	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(g)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(g)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.40% and 1.63% for the six months ended December 31, 2011, 1.39% and 1.63% for the year ended June 30, 2011, 1.39% and 1.66% for 2010, 1.35% and 1.73% for 2009, 1.25% and 1.64% for 2008 and 1.25% and 1.76% for 2007; for Class C are 1.90% and 2.13% for the six months ended December 31, 2011, 1.89% and 2.13% for the year ended June 30, 2011, 1.89% and 2.16% for 2010, 1.84% and 2.23% for 2009, 1.75% and 2.14% for 2008 and 1.75% and 2.31% for 2007; for Class R2 are 1.65 and 1.88% for the six months ended December 31, 2011, 1.64% and 1.87% for the year ended June 30, 2011, 1.64% and 1.91% for 2010, 1.65% and 2.02% for the period ended June 30, 2009; for Class R5 are 0.95% and 1.18% for the six months ended December 31, 2011, 0.94% and 1.17% for the year ended June 30, 2011, 0.94% and 1.21% for 2010, 0.90% and 1.29% for 2009, 0.80% and 1.19% for 2008 and 0.80% and 1.29% for 2007; for Select Class are 1.15% and 1.38% for the six months ended December 31, 2011, 1.14% and 1.38% for the year ended June 30, 2011, 1.14% and 1.41% for 2010, 1.09% and 1.48% for 2009, 1.00% and 1.39% for 2008 and 1.00% and 1.45% for 2007, respectively.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

(7.26)%	$659,113	2.13%	0.56%	2.35%	55%	69%
27.49	761,412	1.98	0.25	2.22	73	102
14.98	428,928	1.98	0.27	2.25	109	150
(20.23)	154,789	1.76	1.04	2.15	116	153
(8.36)	107,496	1.57	0.75	1.96	124	—
28.35	3,090	1.66	0.64	2.17	138	—

(7.50)	200,670	2.63	0.06	2.86	55	69
26.85	228,276	2.48	(0.25)	2.72	73	102
14.36	138,023	2.48	(0.23)	2.75	109	150
(20.64)	42,221	2.26	0.55	2.64	116	153
(8.74)	36,663	2.07	0.26	2.46	124	—
27.64	983	2.16	0.17	2.72	138	—

(7.36)	1,542	2.38	0.34	2.61	55	69
27.13	1,329	2.23	(0.03)	2.46	73	102
14.70	318	2.23	0.05	2.50	109	150
3.48	139	2.06	0.90	2.44	116	153

(7.03)	53,965	1.67	1.00	1.90	55	69
28.05	41,988	1.53	0.67	1.76	73	102
15.50	9,369	1.53	0.64	1.80	109	150
(19.89)	88,636	1.32	1.45	1.70	116	153
(7.90)	57,411	1.12	1.12	1.51	124	—
28.94	44,397	1.21	1.07	1.70	138	—

(7.11)	5,624,447	1.88	0.81	2.10	55	69
27.78	6,406,976	1.73	0.50	1.97	73	102
15.22	4,671,839	1.73	0.52	2.00	109	150
(20.03)	3,474,451	1.51	1.29	1.89	116	153
(8.07)	3,387,910	1.32	0.95	1.71	124	—
28.62	1,377,427	1.41	0.86	1.86	138	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$12.27	0.05	(g)	$(1.16)	$(1.11)	$(0.07)	$(2.01)	$(2.08)	$9.08
Year Ended June 30, 2011	10.80	0.08	(g)	2.51	2.59	(0.27)	(0.85)	(1.12)	12.27
Year Ended June 30, 2010	9.56	0.07	(g)	1.32	1.39	(0.05)	(0.10)	(0.15)	10.80
Year Ended June 30, 2009	12.20	0.18	(g)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (k) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Six Months Ended December 31, 2011 (Unaudited)	12.16	0.02	(g)	(1.15)	(1.13)	(0.03)	(2.01)	(2.04)	8.99
Year Ended June 30, 2011	10.78	0.02	(g)	2.51	2.53	(0.30)	(0.85)	(1.15)	12.16
Year Ended June 30, 2010	9.55	0.02	(g)	1.31	1.33	—	(0.10)	(0.10)	10.78
Year Ended June 30, 2009	12.17	0.13	(g)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (k) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Six Months Ended December 31, 2011 (Unaudited)	12.30	0.07	(g)	(1.16)	(1.09)	(0.10)	(2.01)	(2.11)	9.10
Year Ended June 30, 2011	10.85	0.13	(g)	2.53	2.66	(0.36)	(0.85)	(1.21)	12.30
Year Ended June 30, 2010	9.58	0.13	(g)	1.31	1.44	(0.07)	(0.10)	(0.17)	10.85
Year Ended June 30, 2009	12.23	0.22	(g)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (k) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Six Months Ended December 31, 2011 (Unaudited)	12.32	0.06	(g)	(1.17)	(1.11)	(0.07)	(2.01)	(2.08)	9.13
Year Ended June 30, 2011	10.82	0.11	(g)	2.53	2.64	(0.29)	(0.85)	(1.14)	12.32
Year Ended June 30, 2010	9.57	0.10	(g)	1.31	1.41	(0.06)	(0.10)	(0.16)	10.82
Year Ended June 30, 2009	12.22	0.13	(g)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (k) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.29% and 1.92% for the six months ended December 31, 2011, 1.25% and 1.86% for the year ended June 30, 2011, 1.29% and 1.83% for 2010, 1.32% and 5.74% for 2009 and 1.64% and 13.06% for the period ended June 30, 2008; for Class C are 1.79% and 2.42% for the six months ended December 31, 2011, 1.75% and 2.36% for the year ended June 30, 2011, 1.79% and 2.32% for 2010, 1.82% and 6.49% for 2009 and 2.14% and 13.61% for the period ended June 30, 2008; for Class R5 are 0.84% and 1.46% for the six months ended December 31, 2011, 0.80% and 1.40% for the year ended June 30, 2011, 0.84% and 1.40% for 2010, 0.87% and 5.57% for 2009 and 1.19% and 12.85% for the period ended June 30, 2008; for Select Class are 1.04% and 1.66% for the six months ended December 31, 2011, 1.00% and 1.54% for the year ended June 30, 2011, 1.04% and 1.57% for 2010, 1.07% and 3.06% for 2009 and 1.39% and 12.32% for the period ended June 30, 2008, respectively. Includes interest expense to affiliates of 0.03%, 0.04%, 0.07% and 0.39% for the periods ended December 31, 2011, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense to affiliates of 0.04%.
(i)	Includes interest expense to affiliates of 0.07%.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(k)	Commencement of operations.
(l)	Includes interest expense to affiliates of 0.39%.
(m)	Includes interest expense to affiliates of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expense without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

(8.38)%	$3,283	1.70	%(m)	0.90%	2.33	%(m)	62%	76%
24.49	2,137	1.69		0.64	2.30		66	105
14.34	1,029	1.67	(h)	0.64	2.21	(h)	79	110
(20.85)	140	1.64	(i)	1.92	6.06	(i)(j)	93	161
(18.44)	96	2.15	(l)	1.41	13.57	(j)(l)	57	—

(8.70)	905	2.20	(m)	0.35	2.83	(m)	62	76
23.93	979	2.19		0.14	2.80		66	105
13.81	318	2.17	(h)	0.18	2.70	(h)	79	110
(21.29)	111	2.14	(i)	1.34	6.81	(i)(j)	93	161
(18.67)	159	2.65	(l)	0.82	14.12	(j)(l)	57	—

(8.22)	21	1.25	(m)	1.30	1.87	(m)	62	76
25.06	23	1.24		1.10	1.84		66	105
14.83	19	1.22	(h)	1.11	1.78	(h)	79	110
(20.51)	16	1.19	(i)	2.31	5.89	(i)(j)	93	161
(18.22)	20	1.70	(l)	1.86	13.36	(j)(l)	57	—

(8.36)	32,664	1.45	(m)	1.10	2.08	(m)	62	76
24.93	62,538	1.44		0.92	1.98		66	105
14.54	225,585	1.42	(h)	0.89	1.95	(h)	79	110
(20.64)	66,942	1.39	(i)	1.41	3.37	(i)(j)	93	161
(18.29)	3,173	1.90	(l)	1.63	12.83	(j)(l)	57	—

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Research Equity Plus Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$16.66	0.04	(j)	$(1.27)	$(1.23)	$(0.02)	$(0.31)	$(0.33)	$15.10
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)	16.66
April 1, 2010 (f) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—	13.01

Class C
Six Months Ended December 31, 2011 (Unaudited)	16.60	—	(h)(j)	(1.28)	(1.28)	—	(0.31)	(0.31)	15.01
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—	16.60
April 1, 2010 (f) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—	12.99

Class R2
Six Months Ended December 31, 2011 (Unaudited)	16.64	0.02	(j)	(1.27)	(1.25)	—	(0.31)	(0.31)	15.08
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)	16.64
April 1, 2010 (f) through June 30, 2010	15.00	—	(h)	(2.00)	(2.00)	—	—	—	13.00

Class R5
Six Months Ended December 31, 2011 (Unaudited)	16.71	0.07	(j)	(1.27)	(1.20)	(0.05)	(0.31)	(0.36)	15.15
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)	16.71
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—	13.02

Class R6
Six Months Ended December 31, 2011 (Unaudited)	16.71	0.08	(j)	(1.28)	(1.20)	(0.05)	(0.31)	(0.36)	15.15
May 31, 2011 (i) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—	16.71

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.69	0.06	(j)	(1.28)	(1.22)	(0.03)	(0.31)	(0.34)	15.13
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)	16.69
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—	13.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 3.95% for the six months ended December 31, 2011, 1.25% and 4.25% for the year ended June 30, 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 4.45% for the six months ended December 31, 2011, 1.75% and 4.77% for the year ended June 30, 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 4.19% for the six months ended December 31, 2011, 1.50% and 4.52% for the year ended June 30, 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 3.49% for the six months ended December 31, 2011, 0.80% and 3.82% for the year ended June 30, 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 3.44% for the six months ended December 31, 2011 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 3.69% for the six months ended December 31, 2011, 1.00% and 4.02% for the year ended June 30, 2011 and 1.00% and 5.79% for the period ended June 30, 2010; respectively.
(f)	Commencement of operations.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

(7.37)%	$67	2.37%	0.48%	5.07%		25%	34%
28.32	63	2.33	0.19	5.33		91	125
(13.27)	43	2.35	0.24	7.15	(g)	34	80

(7.68)	72	2.87	(0.04)	5.57		25	34
27.79	55	2.83	(0.31)	5.85		91	125
(13.40)	43	2.85	(0.26)	7.63	(g)	34	80

(7.48)	51	2.62	0.23	5.31		25	34
28.05	56	2.58	(0.05)	5.60		91	125
(13.33)	43	2.60	(0.01)	7.38	(g)	34	80

(7.17)	52	1.92	0.92	4.61		25	34
29.00	56	1.88	0.64	4.90		91	125
(13.20)	43	1.90	0.69	6.68	(g)	34	80

(7.17)	46	1.87	0.97	4.56		25	34
(1.65)	49	1.83	0.58	4.58	(g)	91	125

(7.28)	10,209	2.12	0.72	4.81		25	34
28.67	11,005	2.08	0.44	5.10		91	125
(13.20)	8,548	2.10	0.49	6.89	(g)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The U.S. Dynamic Plus Fund seeks to provide long-term capital appreciation.

The U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities.

The U.S. Large Cap Value Plus Fund seeks to provide long-term capital appreciation.

The U.S. Research Equity Plus Fund seeks to provide total return from a portfolio of selected equity securities.

Effective September 2, 2011, the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis.

Class R6 Shares commenced operations on May 31, 2011 for the U.S. Research Equity Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

60	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$167,494	$—	$—	$167,494

Total Liabilities (a)	(22,709)	—	—	(22,709)

U.S. Large Cap Core Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,310,023	$—	$—	$8,310,023

Total Liabilities (b)	$(1,708,222)	$(39,307)	$—	$(1,747,529)

Depreciation in Other Financial Instruments
Futures Contracts	$(49)	$—	$—	$(49)

U.S. Large Cap Value Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$4,377	$—	$—	$4,377
Consumer Staples	2,167	—	—	2,167
Energy	4,788	—	—	4,788
Financials	10,496	—	865	11,361
Health Care	6,544	—	—	6,544
Industrials	4,354	—	—	4,354
Information Technology	5,178	—	—	5,178
Materials	1,753	—	—	1,753
Telecommunication Services	1,225	—	—	1,225
Utilities	1,774	—	—	1,774

Total Common Stocks	42,656	—	865	43,521

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)(continued)

U.S. Large Cap Value Plus Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$99	$—	$—	$99

Total Investments in Securities	$42,755	$—	$865	$43,620

Liabilities
Common Stocks
Consumer Discretionary	(705)	—	—	(705)
Consumer Staples	(463)	—	—	(463)
Energy	(56)	—	—	(56)
Financials	(1,155)	—	—	(1,155)
Health Care	(1,194)	—	—	(1,194)
Industrials	(1,130)	—	—	(1,130)
Information Technology	(609)	(147)	—	(756)
Materials	(866)	—	—	(866)
Utilities	(540)	—	—	(540)

Total Liabilities	$(6,718)	$(147)	$—	$(6,865)

U.S. Research Equity Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$13,971	$25	$—	$13,996

Total Liabilities (b)	$(3,303)	$(135)	$—	$(3,438)

Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—	$1

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

U.S. Large Cap Value Plus Fund	Balance as of 06/30/11	Realized gain (loss)	Change in Unrealized Appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investment in Securities
Common Stocks — Financials	$840	$—	$25	$—	$—	$—	$—	$—	$865

[1]	Purchases include all purchases of securities and securities received in corporate actions.

[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) was approximately $25,000 for U.S. Large Cap Value Plus Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a

62	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011 (amounts in thousands):

	Value	Percentage
U.S. Large Cap Value Plus Fund	$865	2.3%

C. Futures Contracts — The U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Average Notional Balance Long	$96,010	$97
Ending Notional Balance Long	72,713	125

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)(continued)

As of December 31, 2011, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual fee rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate of each Fund’s average daily net assets was as follows:

U.S. Dynamic Plus Fund	0.09%
U.S. Large Cap Core Plus Fund	0.09
U.S. Large Cap Value Plus Fund	0.09
U.S. Research Equity Plus Fund	0.09

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

64	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Large Cap Value Plus Fund	0.25	0.75	n/a
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—
U.S. Large Cap Core Plus Fund	35		4
U.S. Large Cap Value Plus Fund	1		—
U.S. Research Equity Plus Fund	—	(a)	—

(a) Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Large Cap Value Plus Fund	0.25	0.25	n/a	0.05	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.40%	1.90%	n/a	n/a	n/a	1.15%
U.S. Large Cap Core Plus Fund	1.40	1.90	1.65%	0.95%	n/a	1.15
U.S. Large Cap Value Plus Fund	1.25	1.75	n/a	0.80	n/a	1.00
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)(continued)

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012 except for Class R6 of U.S. Research Equity Plus Fund which is in place until May 31, 2012.

For the six months ended December 31 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$233	$38	$186	$457	$
U.S. Large Cap Core Plus Fund	4,212	1,591	1,697	7,500		—
U.S. Large Cap Value Plus Fund	155	7	14	176		—
U.S. Research Equity Plus Fund	52	5	—	57		84

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$4
U.S. Large Cap Core Plus Fund	183
U.S. Large Cap Value Plus Fund	1

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$444,446	$461,152	$121,871	$128,443
U.S. Large Cap Core Plus Fund	4,546,576	4,617,119	1,466,886	1,217,167
U.S. Large Cap Value Plus Fund	40,686	65,799	4,834	8,683
U.S. Research Equity Plus Fund	3,540	3,710	1,123	1,346

66	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$147,904	$20,399	$809	$19,590
U.S. Large Cap Core Plus Fund	7,196,462	1,287,717	174,156	1,113,561
U.S. Large Cap Value Plus Fund	36,349	8,077	806	7,271
U.S. Research Equity Plus Fund	13,618	1,380	1,002	378

At June 30, 2011, U.S. Large Cap Core Plus Fund had a pre-enactment capital loss carryforward of approximately $21,793,000 which expires in 2018. U.S. Dynamic Plus Fund, U.S. Large Cap Value Plus Fund and U.S. Research Equity Plus Fund did not have any capital loss carryforwards at June 30, 2011.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	73.2%

Additionally, U.S. Large Cap Core Plus Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

As of December 31, 2011, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Advisor.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2011, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group, the U.S. Large Cap Value Plus Fund pledged a significant portion of its assets for securities sold short to Merrill Lynch & Co., Inc., and the U.S. Research Equity Plus Fund pledged a significant portion of its assets for securities sold short to BNP Paribas Prime Brokerage Inc.

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period,

December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011 *	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$947.40	$9.40	1.92%
Hypothetical	1,000.00	1,015.48	9.73	1.92
Class C
Actual	1,000.00	945.60	11.84	2.42
Hypothetical	1,000.00	1,012.97	12.25	2.42
Select Class
Actual	1,000.00	949.40	8.18	1.67
Hypothetical	1,000.00	1,016.74	8.47	1.67

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	927.40	10.32	2.13
Hypothetical	1,000.00	1,014.43	10.79	2.13
Class C
Actual	1,000.00	925.00	12.73	2.63
Hypothetical	1,000.00	1,011.91	13.30	2.63
Class R2
Actual	1,000.00	926.40	11.52	2.38
Hypothetical	1,000.00	1,013.17	12.04	2.38
Class R5
Actual	1,000.00	929.70	8.10	1.67
Hypothetical	1,000.00	1,016.74	8.47	1.67
Select Class
Actual	1,000.00	928.90	9.12	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88

68	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011 *	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual	$1,000.00	$916.20	$8.19	1.70%
Hypothetical	1,000.00	1,016.59	8.62	1.70
Class C
Actual	1,000.00	913.00	10.58	2.20
Hypothetical	1,000.00	1,014.08	11.14	2.20
Class R5
Actual	1,000.00	917.80	6.03	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Select Class
Actual	1,000.00	916.40	6.98	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45

U.S. Research Equity Plus Fund
Class A
Actual	1,000.00	926.30	11.48	2.37
Hypothetical	1,000.00	1,013.22	11.99	2.37
Class C
Actual	1,000.00	923.20	13.87	2.87
Hypothetical	1,000.00	1,010.71	14.51	2.87
Class R2
Actual	1,000.00	925.20	12.68	2.62
Hypothetical	1,000.00	1,011.97	13.25	2.62
Class R5
Actual	1,000.00	928.30	9.31	1.92
Hypothetical	1,000.00	1,015.48	9.73	1.92
Class R6
Actual	1,000.00	928.30	9.06	1.87
Hypothetical	1,000.00	1,015.74	9.48	1.87
Select Class
Actual	1,000.00	927.20	10.27	2.12
Hypothetical	1,000.00	1,014.48	10.74	2.12

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

70	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings

DECEMBER 31, 2011	J.P. MORGAN EQUITY FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the fifth and third quintiles for Class A shares and in the fourth and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s performance was in the first and third quintiles for Class A shares and in the first and second quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the performance of the U.S. Research Equity Plus Fund since inception on April 1, 2010 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor, and based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advi-

sory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the fifth and third quintiles, respectively and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Research Equity Plus Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

72	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-PLUS-1211

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2011 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and–10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. large-cap stocks, as measured by the Russell 1000 Index, still finished the six months ended December 31, 2011 with a 4.58% loss, while the Russell 3000 Index declined 5.01%.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011. U.S. mid-cap stocks underperformed U.S. large-cap stocks as the Russell Midcap Index declined 8.91%.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.33%
Russell 1000 Index	-4.58%

Net Assets as of 12/31/2011 (In Thousands)	$1,674,270

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the consumer staples and telecommunication services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and Halliburton Co. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of oilfield services company Halliburton Co. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and Amgen, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of healthcare company Amgen, Inc. benefited from the company’s better-than-expected earnings and announced stock repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Exxon Mobil Corp.	3.9
3.	Pfizer, Inc.	3.1
4.	International Business Machines Corp.	2.9
5.	Microsoft Corp.	2.8
6.	Honeywell International, Inc.	1.8
7.	Tyco International Ltd. (Switzerland)	1.7
8.	Amgen, Inc.	1.7
9.	Kimberly-Clark Corp.	1.6
10.	Chevron Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.1%
Financials	14.7
Energy	11.8
Health Care	11.5
Industrials	10.9
Consumer Discretionary	10.2
Consumer Staples	9.3
Materials	4.0
Utilities	3.8
Telecommunication Services	3.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.48)%	(0.33)%	(1.60)%	7.20%
With Sales Charge**		(12.33)	(5.55)	(2.65)	6.55
CLASS C SHARES	2/19/05
Without CDSC		(7.70)	(0.84)	(2.09)	6.77
With CDSC***		(8.70)	(1.84)	(2.09)	6.77
CLASS R2 SHARES	11/3/08	(7.57)	(0.55)	(1.75)	7.10
CLASS R5 SHARES	5/15/06	(7.23)	0.15	(1.14)	7.54
SELECT CLASS SHARES	2/28/03	(7.33)	(0.06)	(1.35)	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.63%
Russell 1000 Growth Index	-3.92%

Net Assets as of 12/31/2011 (In Thousands)	$620,418

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Oracle Corp., Halliburton Co. and Baker Hughes Inc. Shares of Oracle Corp. declined as the technology company’s revenue was hurt by weak growth in new software licenses and a greater-than-expected decline in hardware sales. Shares of oilfield services company Halliburton Co. and oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and AutoZone, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of AutoZone, Inc., a distributor of automotive replacement parts and accessories, benefited from the company’s strong sales and announced stock buyback.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	7.3%
2.	Exxon Mobil Corp.	5.2
3.	International Business Machines Corp.	4.3
4.	Microsoft Corp.	3.9
5.	Philip Morris International, Inc.	3.3
6.	Wal-Mart Stores, Inc.	2.3
7.	Gilead Sciences, Inc.	2.2
8.	Oracle Corp.	2.2
9.	QUALCOMM, Inc.	1.8
10.	Honeywell International, Inc.	1.8

POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.4%
Consumer Discretionary	12.6
Industrials	11.9
Consumer Staples	11.4
Health Care	11.2
Energy	10.9
Materials	5.1
Financials	4.1
Telecommunication Services	1.0
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(6.73)%	1.10%	0.96%	7.33%
With Sales Charge**		(11.62)	(4.22)	(0.13)	6.67
CLASS C SHARES	2/19/05
Without CDSC		(6.97)	0.63	0.46	6.90
With CDSC***		(7.97)	(0.37)	0.46	6.90
CLASS R2 SHARES	11/3/08	(6.84)	0.89	0.80	7.23
CLASS R5 SHARES	5/15/06	(6.51)	1.60	1.41	7.66
SELECT CLASS SHARES	2/28/03	(6.63)	1.38	1.21	7.53

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-11.06%
Russell Midcap Index	-8.91%

Net Assets as of 12/31/2011 (In Thousands)	$411,310

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the industrial cyclical and energy sectors detracted from relative performance, while the Fund’s stock selection in the health service and systems and pharmaceutical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Navistar International Corp. and Signet Jewelers Ltd. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of specialty retail jeweler Signet Jewelers Ltd. declined amid concerns that slowing economic growth would hurt jewelry demand.

Individual contributors to relative performance included the Portfolio’s positions in Pharmasset Inc., Alliance Data Systems Corp. and Macy’s. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of consumer financial services company Alliance Data Systems Corp. benefited from the company’s strong earnings and announced stock repurchase plan. Shares of retailer Macy’s Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.3
3.	PPG Industries, Inc.	2.0
4.	Discover Financial Services	1.9
5.	Cooper Cos., Inc. (The)	1.7
6.	Campbell Soup Co.	1.5
7.	Parker Hannifin Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	Alliance Data Systems Corp.	1.4
10.	Wyndham Worldwide Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Consumer Discretionary	15.8
Information Technology	14.1
Industrials	11.1
Health Care	9.1
Utilities	8.3
Materials	7.0
Energy	6.7
Consumer Staples	6.4
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(11.17)%	(1.79)%	(0.30)%	4.79%
With Sales Charge**		(15.81)	(6.92)	(1.37)	4.22
CLASS B SHARES	9/23/96
Without CDSC		(11.49)	(2.48)	(0.95)	4.22
With CDSC***		(16.49)	(7.48)	(1.37)	4.22
CLASS C SHARES	3/22/99
Without CDSC		(11.54)	(2.46)	(0.94)	4.08
With CDSC****		(12.54)	(3.46)	(0.94)	4.08
SELECT CLASS SHARES	6/1/91	(11.06)	(1.57)	(0.06)	5.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.95%
Russell 3000 Index	-5.01%

Net Assets as of 12/31/2011 (In Thousands)	$8,955

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 3000 Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and consumer discretionary sectors detracted from relative performance, while the Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TRW Automotive Holdings Corp., Time Warner Cable, Inc. and Citigroup, Inc. Shares of TRW Automotive Holdings Corp. declined after the auto and truck parts manufacturer reported lower-than-expected earnings. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of Time Warner Cable, Inc. declined due to concerns about subscription losses in its residential video segment.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Alexion Pharmaceuticals, Inc. and Wyndham Worldwide Corp. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Alexion Pharmaceuticals, Inc. benefited after the biopharmaceutical company raised its full-year 2011 earnings guidance. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly cash dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Apple, Inc.	4.1
3.	Chevron Corp.	3.0
4.	Microsoft Corp.	2.8
5.	Pfizer, Inc.	2.5
6.	UnitedHealth Group, Inc.	2.2
7.	Lorillard, Inc.	2.1
8.	Wyndham Worldwide Corp.	2.1
9.	PNC Financial Services Group, Inc.	2.0
10.	Eaton Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Health Care	13.6
Financials	13.4
Energy	13.2
Consumer Staples	11.5
Consumer Discretionary	10.7
Industrials	9.5
Materials	3.3
Telecommunication Services	3.0
Utilities	2.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.13)%	(0.10)%	(2.48)%	6.65%
With Sales Charge**		(12.00)	(5.34)	(3.53)	6.00
CLASS C SHARES	2/19/05
Without CDSC		(7.35)	(0.57)	(2.97)	6.23
With CDSC***		(8.35)	(1.57)	(2.97)	6.23
SELECT CLASS SHARES	2/28/03	(6.95)	0.21	(2.23)	6.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.43%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$786,045

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and materials sectors detracted from relative performance, while the Fund’s stock selection in the telecommunication services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and MetLife, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares.

Individual contributors to relative performance included the Fund’s positions in ACE Ltd., Apple, Inc. and Macy’s, Inc. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pfizer, Inc.	4.4%
2.	Wells Fargo & Co.	3.1
3.	Chevron Corp.	3.1
4.	Exxon Mobil Corp.	2.8
5.	AT&T, Inc.	2.6
6.	ConocoPhillips	2.5
7.	Citigroup, Inc.	2.1
8.	General Electric Co.	2.1
9.	ACE Ltd., (Switzerland)	2.0
10.	PNC Financial Services Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.0%
Health Care	13.5
Energy	12.5
Information Technology	9.0
Consumer Discretionary	8.1
Industrials	8.0
Consumer Staples	7.3
Utilities	6.9
Telecommunication Services	5.7
Materials	2.5
Short-Term Investment	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.53)%	(1.17)%	(2.59)%	7.79%
With Sales Charge**		(12.39)	(6.36)	(3.64)	7.14
CLASS C SHARES	2/19/05
Without CDSC		(7.77)	(1.69)	(3.08)	7.37
With CDSC***		(8.77)	(2.69)	(3.08)	7.37
CLASS R2 SHARES	11/3/08	(7.64)	(1.42)	(2.74)	7.69
CLASS R5 SHARES	5/15/06	(7.37)	(0.86)	(2.18)	8.12
CLASS R6 SHARES	11/30/10	(7.35)	(0.77)	(2.17)	8.12
SELECT CLASS SHARES	2/28/03	(7.43)	(0.99)	(2.37)	7.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 10.2%
	Auto Components — 0.4%
187	TRW Automotive Holdings Corp. (a)	6,096

	Automobiles — 1.0%
1,595	Ford Motor Co. (a)	17,167

	Diversified Consumer Services — 0.3%
107	H&R Block, Inc.	1,752
52	Weight Watchers International, Inc.	2,861

		4,613

	Hotels, Restaurants & Leisure — 1.1%
293	Brinker International, Inc.	7,833
97	Penn National Gaming, Inc. (a)	3,681
198	Wyndham Worldwide Corp.	7,505

		19,019

	Household Durables — 0.2%
110	Jarden Corp.	3,275

	Internet & Catalog Retail — 0.5%
48	Amazon.com, Inc. (a)	8,361

	Leisure Equipment & Products — 0.3%
83	Polaris Industries, Inc.	4,652

	Media — 2.2%
384	CBS Corp. (Non-Voting), Class B	10,421
150	Time Warner Cable, Inc.	9,561
380	Viacom, Inc., Class B	17,256

		37,238

	Multiline Retail — 1.8%
133	Dillard’s, Inc., Class A	5,987
769	Macy’s, Inc.	24,756

		30,743

	Specialty Retail — 1.4%
38	AutoZone, Inc. (a)	12,251
142	Best Buy Co., Inc.	3,316
299	GameStop Corp., Class A (a) (c)	7,213

		22,780

	Textiles, Apparel & Luxury Goods — 1.0%
63	Deckers Outdoor Corp. (a)	4,776
97	V.F. Corp.	12,293

		17,069

	Total Consumer Discretionary	171,013

	Consumer Staples — 9.3%
	Beverages — 0.4%
360	Constellation Brands, Inc., Class A (a)	7,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.5%
339	CVS Caremark Corp.	13,804
563	Kroger Co. (The)	13,628
243	Wal-Mart Stores, Inc.	14,522

		41,954

	Food Products — 1.6%
205	Campbell Soup Co.	6,824
265	ConAgra Foods, Inc.	6,986
295	Smithfield Foods, Inc. (a)	7,160
293	Tyson Foods, Inc., Class A	6,050

		27,020

	Household Products — 2.3%
47	Colgate-Palmolive Co.	4,333
85	Energizer Holdings, Inc. (a)	6,586
375	Kimberly-Clark Corp.	27,614

		38,533

	Personal Products — 0.2%
68	Nu Skin Enterprises, Inc., Class A	3,317

	Tobacco — 2.3%
230	Altria Group, Inc.	6,808
43	Lorillard, Inc.	4,868
337	Philip Morris International, Inc.	26,463

		38,139

	Total Consumer Staples	156,413

	Energy — 11.8%
	Energy Equipment & Services — 2.8%
354	Baker Hughes, Inc.	17,194
120	Halliburton Co.	4,141
129	Helmerich & Payne, Inc.	7,529
258	National Oilwell Varco, Inc.	17,507

		46,371

	Oil, Gas & Consumable Fuels — 9.0%
258	Chevron Corp.	27,430
183	ConocoPhillips	13,306
762	Exxon Mobil Corp.	64,625
708	Marathon Oil Corp.	20,714
251	Occidental Petroleum Corp.	23,491
60	Valero Energy Corp.	1,265

		150,831

	Total Energy	197,202

	Financials — 14.7%
	Capital Markets — 0.8%
199	Ameriprise Financial, Inc.	9,893

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Capital Markets — Continued
44	Goldman Sachs Group, Inc. (The)	4,008

		13,901

	Commercial Banks — 3.6%
989	Fifth Third Bancorp	12,580
418	PNC Financial Services Group, Inc.	24,089
123	SunTrust Banks, Inc.	2,184
750	Wells Fargo & Co.	20,682

		59,535

	Consumer Finance — 1.6%
623	Capital One Financial Corp.	26,342

	Diversified Financial Services — 2.3%
2,134	Bank of America Corp.	11,867
999	Citigroup, Inc.	26,271

		38,138

	Insurance — 3.8%
318	ACE Ltd., (Switzerland)	22,277
680	MetLife, Inc.	21,196
186	Protective Life Corp.	4,203
322	Prudential Financial, Inc.	16,119

		63,795

	Real Estate Investment Trusts (REITs) — 2.6%
425	Annaly Capital Management, Inc.	6,786
269	HCP, Inc.	11,161
154	Health Care REIT, Inc.	8,403
306	Hospitality Properties Trust	7,037
135	ProLogis, Inc.	3,854
128	Ventas, Inc.	7,046

		44,287

	Total Financials	245,998

	Health Care — 11.5%
	Biotechnology — 3.1%
438	Amgen, Inc.	28,131
429	Gilead Sciences, Inc. (a)	17,567
185	Vertex Pharmaceuticals, Inc. (a)	6,147

		51,845

	Health Care Equipment & Supplies — 1.6%
234	Baxter International, Inc.	11,574
325	Covidien plc, (Ireland)	14,619

		26,193

	Health Care Providers & Services — 2.2%
160	Humana, Inc.	13,982
447	UnitedHealth Group, Inc.	22,654

		36,636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.6%
224	Endo Pharmaceuticals Holdings, Inc. (a)	7,745
238	Merck & Co., Inc.	8,973
2,425	Pfizer, Inc.	52,471
526	Warner Chilcott plc, (Ireland), Class A (a)	7,963

		77,152

	Total Health Care	191,826

	Industrials — 10.9%
	Aerospace & Defense — 3.2%
347	General Dynamics Corp.	23,058
559	Honeywell International, Inc.	30,403

		53,461

	Airlines — 0.7%
81	Alaska Air Group, Inc. (a)	6,105
291	United Continental Holdings, Inc. (a)	5,497

		11,602

	Industrial Conglomerates — 1.7%
614	Tyco International Ltd., (Switzerland)	28,670

	Machinery — 3.6%
279	Caterpillar, Inc.	25,250
79	Joy Global, Inc.	5,908
176	Navistar International Corp. (a)	6,655
233	Parker Hannifin Corp.	17,781
65	Stanley Black & Decker, Inc.	4,408

		60,002

	Professional Services — 0.6%
102	Dun & Bradstreet Corp. (The)	7,640
60	Towers Watson & Co., Class A	3,584

		11,224

	Road & Rail — 1.1%
250	Norfolk Southern Corp.	18,215

	Total Industrials	183,174

	Information Technology — 18.1%
	Communications Equipment — 1.6%
650	Cisco Systems, Inc.	11,754
283	QUALCOMM, Inc.	15,464

		27,218

	Computers & Peripherals — 5.2%
174	Apple, Inc. (a)	70,389
202	Dell, Inc. (a)	2,948
244	EMC Corp. (a)	5,264
158	SanDisk Corp. (a)	7,751

		86,352

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.3%
571	Vishay Intertechnology, Inc. (a)	5,133

	Internet Software & Services — 1.0%
15	Google, Inc., Class A (a)	9,366
172	IAC/InterActiveCorp.	7,314

		16,680

	IT Services — 3.6%
48	Alliance Data Systems Corp. (a)	5,005
265	International Business Machines Corp.	48,811
15	MasterCard, Inc., Class A	5,480

		59,296

	Office Electronics — 0.5%
1,020	Xerox Corp.	8,116

	Semiconductors & Semiconductor Equipment — 1.9%
327	Broadcom Corp., Class A (a)	9,592
343	Freescale Semiconductor Holdings I Ltd. (a)	4,343
559	Xilinx, Inc.	17,905

		31,840

	Software — 4.0%
1,782	Microsoft Corp.	46,269
516	Oracle Corp.	13,233
405	Symantec Corp. (a)	6,340
184	Zynga, Inc., Class A (a)	1,732

		67,574

	Total Information Technology	302,209

	Materials — 4.0%
	Chemicals — 2.6%
87	CF Industries Holdings, Inc.	12,584
93	E.I. du Pont de Nemours & Co.	4,244
184	LyondellBasell Industries N.V., (Netherlands), Class A	5,968
151	Monsanto Co.	10,545
121	PPG Industries, Inc.	10,086

		43,427

	Metals & Mining — 1.4%
549	Freeport-McMoRan Copper & Gold, Inc.	20,194
62	Newmont Mining Corp.	3,709

		23,903

	Total Materials	67,330

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
619	AT&T, Inc.	18,716
547	CenturyLink, Inc.	20,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
506	Verizon Communications, Inc.	20,281

	Total Telecommunication Services	59,331

	Utilities — 3.8%
	Electric Utilities — 2.2%
520	American Electric Power Co., Inc.	21,471
176	NextEra Energy, Inc.	10,715
139	PPL Corp.	4,074

		36,260

	Multi-Utilities — 1.6%
496	Sempra Energy	27,275

	Total Utilities	63,535

	Total Common Stocks (Cost $1,441,854)	1,638,031

Short-Term Investment — 2.2%
	Investment Company — 2.2%
36,712	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $36,712)	36,712

Investments of Cash Collateral for Securities on Loan —0.2%
	Investment Company — 0.2%
2,627	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,627)	2,627

	Total Investments — 100.2% (Cost $1,481,193)	1,677,370
	Liabilities in Excess of Other Assets — (0.2)%	(3,100)

	NET ASSETS — 100.0%	$1,674,270

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
250	E-mini S&P 500	03/16/12	$15,658	$453

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 12.6%
	Automobiles — 1.1%
613	Ford Motor Co. (a)	6,598

	Diversified Consumer Services — 0.2%
23	ITT Educational Services, Inc. (a)	1,309

	Hotels, Restaurants & Leisure — 3.1%
109	Brinker International, Inc.	2,909
69	Carnival Corp.	2,246
43	McDonald’s Corp.	4,284
68	Penn National Gaming, Inc. (a)	2,573
69	Wyndham Worldwide Corp.	2,603
77	Yum! Brands, Inc.	4,526

		19,141

	Household Durables — 0.4%
42	Tempur-Pedic International, Inc. (a)	2,206

	Internet & Catalog Retail — 2.1%
38	Amazon.com, Inc. (a)	6,612
14	priceline.com, Inc. (a)	6,548

		13,160

	Leisure Equipment & Products — 0.5%
44	Mattel, Inc.	1,227
29	Polaris Industries, Inc.	1,612

		2,839

	Media — 2.4%
116	CBS Corp. (Non-Voting), Class B	3,159
122	DIRECTV, Class A (a)	5,212
19	Time Warner Cable, Inc.	1,189
121	Viacom, Inc., Class B	5,490

		15,050

	Multiline Retail — 1.3%
249	Macy’s, Inc.	8,006

	Specialty Retail — 1.2%
18	AutoZone, Inc. (a)	5,915
46	Limited Brands, Inc.	1,844

		7,759

	Textiles, Apparel & Luxury Goods — 0.3%
24	Deckers Outdoor Corp. (a)	1,844

	Total Consumer Discretionary	77,912

	Consumer Staples — 11.4%
	Beverages — 0.4%
127	Constellation Brands, Inc., Class A (a)	2,631

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.2%
47	CVS Caremark Corp.	1,929
161	Kroger Co. (The)	3,887
237	Wal-Mart Stores, Inc.	14,145

		19,961

	Food Products — 1.8%
79	Campbell Soup Co.	2,633
98	ConAgra Foods, Inc.	2,584
113	Smithfield Foods, Inc. (a)	2,746
136	Tyson Foods, Inc., Class A	2,803

		10,766

	Household Products — 1.8%
35	Colgate-Palmolive Co.	3,188
107	Kimberly-Clark Corp.	7,893

		11,081

	Personal Products — 0.2%
25	Nu Skin Enterprises, Inc., Class A	1,234

	Tobacco — 4.0%
86	Altria Group, Inc.	2,535
16	Lorillard, Inc.	1,870
261	Philip Morris International, Inc.	20,452

		24,857

	Total Consumer Staples	70,530

	Energy — 10.9%
	Energy Equipment & Services — 3.0%
131	Baker Hughes, Inc.	6,367
90	Halliburton Co.	3,120
52	Helmerich & Payne, Inc.	3,029
87	National Oilwell Varco, Inc.	5,935

		18,451

	Oil, Gas & Consumable Fuels — 7.9%
11	Chevron Corp.	1,168
383	Exxon Mobil Corp.	32,429
267	Marathon Oil Corp.	7,818
84	Occidental Petroleum Corp.	7,908

		49,323

	Total Energy	67,774

	Financials — 4.1%
	Capital Markets — 0.5%
62	Ameriprise Financial, Inc.	3,098

	Consumer Finance — 1.3%
203	Capital One Financial Corp.	8,564

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.6%
455	Bank of America Corp.	2,529
44	Citigroup, Inc.	1,168

		3,697

	Insurance — 0.7%
26	Everest Re Group Ltd., (Bermuda)	2,161
67	Validus Holdings Ltd., (Bermuda)	2,120

		4,281

	Real Estate Investment Trusts (REITs) — 1.0%
85	Hospitality Properties Trust	1,962
75	Ventas, Inc.	4,157

		6,119

	Total Financials	25,759

	Health Care — 11.2%
	Biotechnology — 4.6%
67	Alexion Pharmaceuticals, Inc. (a)	4,812
47	Amgen, Inc.	3,044
65	Celgene Corp. (a)	4,387
333	Gilead Sciences, Inc. (a)	13,613
80	Vertex Pharmaceuticals, Inc. (a)	2,654

		28,510

	Health Care Equipment & Supplies — 1.4%
102	Baxter International, Inc.	5,027
83	Covidien plc, (Ireland)	3,736

		8,763

	Health Care Providers & Services — 2.0%
45	Humana, Inc.	3,898
164	UnitedHealth Group, Inc.	8,322

		12,220

	Pharmaceuticals — 3.2%
83	Endo Pharmaceuticals Holdings, Inc. (a)	2,877
497	Pfizer, Inc.	10,744
213	Warner Chilcott plc, (Ireland), Class A (a)	3,216
48	Watson Pharmaceuticals, Inc. (a)	2,890

		19,727

	Total Health Care	69,220

	Industrials — 11.8%
	Aerospace & Defense — 3.0%
115	General Dynamics Corp.	7,664
203	Honeywell International, Inc.	11,038

		18,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.9%
26	Alaska Air Group, Inc. (a)	1,945
254	Delta Air Lines, Inc. (a)	2,051
78	United Continental Holdings, Inc. (a)	1,462

		5,458

	Industrial Conglomerates — 1.5%
118	General Electric Co.	2,121
153	Tyco International Ltd., (Switzerland)	7,151

		9,272

	Machinery — 4.9%
105	Caterpillar, Inc.	9,495
34	Joy Global, Inc.	2,572
69	Navistar International Corp. (a)	2,610
119	Parker Hannifin Corp.	9,081
64	Stanley Black & Decker, Inc.	4,313
53	WABCO Holdings, Inc. (a)	2,313

		30,384

	Professional Services — 0.7%
40	Dun & Bradstreet Corp. (The)	2,956
24	Towers Watson & Co., Class A	1,408

		4,364

	Road & Rail — 0.8%
252	CSX Corp.	5,303

	Total Industrials	73,483

	Information Technology — 28.3%
	Communications Equipment — 2.0%
70	Cisco Systems, Inc.	1,271
202	QUALCOMM, Inc.	11,044

		12,315

	Computers & Peripherals — 8.2%
111	Apple, Inc. (a)	45,137
181	Dell, Inc. (a)	2,648
69	SanDisk Corp. (a)	3,411

		51,196

	Electronic Equipment, Instruments & Components — 0.2%
146	Vishay Intertechnology, Inc. (a)	1,316

	Internet Software & Services — 1.9%
14	Google, Inc., Class A (a)	8,784
65	IAC/InterActiveCorp.	2,769

		11,553

	IT Services — 6.7%
21	Accenture plc, (Ireland), Class A	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
29	Alliance Data Systems Corp. (a)	2,975
144	International Business Machines Corp.	26,525
6	MasterCard, Inc., Class A	2,125
491	Western Union Co. (The)	8,969

		41,685

	Office Electronics — 0.3%
225	Xerox Corp.	1,792

	Semiconductors & Semiconductor Equipment — 2.0%
137	Broadcom Corp., Class A (a)	4,031
127	Freescale Semiconductor Holdings I Ltd. (a)	1,600
208	Xilinx, Inc.	6,653

		12,284

	Software — 7.0%
925	Microsoft Corp.	24,009
524	Oracle Corp.	13,438
363	Symantec Corp. (a)	5,676
68	Zynga, Inc., Class A (a)	639

		43,762

	Total Information Technology	175,903

	Materials — 5.1%
	Chemicals — 3.5%
33	CF Industries Holdings, Inc.	4,799
75	LyondellBasell Industries N.V., (Netherlands), Class A	2,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
118	Monsanto Co.	8,282
74	PPG Industries, Inc.	6,203

		21,734

	Metals & Mining — 1.6%
263	Freeport-McMoRan Copper & Gold, Inc.	9,687

	Total Materials	31,421

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
176	CenturyLink, Inc.	6,548

	Total Common Stocks (Cost $513,707)	598,550

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,974	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $20,974)	20,974

	Total Investments — 99.9% (Cost $534,681)	619,524
	Other Assets in Excess of Liabilities — 0.1%	894

	NET ASSETS — 100.0%	$620,418

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	E-mini S&P 500	03/16/12	$8,142	$218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.9%
	Auto Components — 1.0%
46	Autoliv, Inc., (Sweden)	2,445
11	Lear Corp.	418
40	TRW Automotive Holdings Corp. (a)	1,297

		4,160

	Distributors — 0.0% (g)
4	Genuine Parts Co.	233

	Diversified Consumer Services — 2.4%
32	Apollo Group, Inc., Class A (a)	1,729
18	Career Education Corp. (a)	140
184	H&R Block, Inc.	3,005
29	ITT Educational Services, Inc. (a) (c)	1,627
319	Service Corp. International	3,402

		9,903

	Hotels, Restaurants & Leisure — 2.0%
89	Brinker International, Inc.	2,371
146	Wyndham Worldwide Corp.	5,535
3	Wynn Resorts Ltd.	309

		8,215

	Household Durables — 1.3%
28	Garmin Ltd., (Switzerland)	1,115
80	Leggett & Platt, Inc.	1,841
22	Tempur-Pedic International, Inc. (a)	1,176
24	Tupperware Brands Corp.	1,315

		5,447

	Internet & Catalog Retail — 0.5%
46	Groupon, Inc. (a)	957
2	priceline.com, Inc. (a)	936

		1,893

	Leisure Equipment & Products — 0.1%
20	Mattel, Inc.	541

	Media — 1.9%
214	CBS Corp. (Non-Voting), Class B	5,801
77	DISH Network Corp., Class A	2,187

		7,988

	Multiline Retail — 2.7%
3	Big Lots, Inc. (a)	121
32	Dillard’s, Inc., Class A	1,449
292	Macy’s, Inc.	9,384

		10,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
11	AutoZone, Inc. (a)	3,607
90	Best Buy Co., Inc.	2,094
188	GameStop Corp., Class A (a) (c)	4,530
15	Limited Brands, Inc.	597
23	TJX Cos., Inc.	1,478
41	Urban Outfitters, Inc. (a)	1,136

		13,442

	Textiles, Apparel & Luxury Goods — 0.7%
100	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,728

	Total Consumer Discretionary	65,504

	Consumer Staples — 6.5%
	Beverages — 1.3%
10	Coca-Cola Enterprises, Inc.	270
245	Constellation Brands, Inc., Class A (a)	5,068

		5,338

	Food & Staples Retailing — 0.6%
281	SUPERVALU, Inc. (c)	2,279

	Food Products — 2.3%
189	Campbell Soup Co.	6,269
7	Corn Products International, Inc.	346
54	Smithfield Foods, Inc. (a)	1,318
80	Tyson Foods, Inc., Class A	1,643

		9,576

	Tobacco — 2.3%
83	Lorillard, Inc.	9,405

	Total Consumer Staples	26,598

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
10	Baker Hughes, Inc.	471
9	Core Laboratories N.V., (Netherlands)	1,048
16	Dresser-Rand Group, Inc. (a)	784
20	National Oilwell Varco, Inc.	1,333
68	Oil States International, Inc. (a)	5,174
4	SEACOR Holdings, Inc. (a)	356
22	Unit Corp. (a)	1,028

		10,194

	Oil, Gas & Consumable Fuels — 4.2%
41	Cimarex Energy Co.	2,547
96	Energen Corp.	4,800
74	HollyFrontier Corp.	1,720
33	Laredo Petroleum Holdings, Inc. (a)	745
18	Murphy Oil Corp.	1,020

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
44	Newfield Exploration Co. (a)	1,675
13	Noble Energy, Inc.	1,232
31	Southern Union Co.	1,318
23	Sunoco, Inc.	931
69	Valero Energy Corp.	1,457

		17,445

	Total Energy	27,639

	Financials — 18.5%
	Capital Markets — 1.1%
33	Affiliated Managers Group, Inc. (a)	3,138
197	American Capital Ltd. (a)	1,324

		4,462

	Commercial Banks — 1.9%
21	BOK Financial Corp.	1,148
7	City National Corp.	327
4	Cullen/Frost Bankers, Inc.	217
92	Fifth Third Bancorp	1,171
110	Huntington Bancshares, Inc.	606
240	KeyCorp	1,847
11	M&T Bank Corp.	802
168	TCF Financial Corp.	1,737

		7,855

	Consumer Finance — 1.9%
329	Discover Financial Services	7,896

	Diversified Financial Services — 0.8%
140	NASDAQ OMX Group, Inc. (The) (a)	3,430

	Insurance — 5.1%
30	Allied World Assurance Co. Holdings AG, (Switzerland)	1,900
132	American Financial Group, Inc.	4,881
64	Arch Capital Group Ltd., (Bermuda) (a)	2,381
28	Assurant, Inc.	1,156
136	Assured Guaranty Ltd., (Bermuda)	1,784
19	Axis Capital Holdings Ltd., (Bermuda)	607
9	Everest Re Group Ltd., (Bermuda)	715
53	Hartford Financial Services Group, Inc.	866
37	Lincoln National Corp.	709
49	Principal Financial Group, Inc.	1,208
47	Protective Life Corp.	1,067
13	Reinsurance Group of America, Inc.	674
17	Torchmark Corp.	718
114	Unum Group	2,398

		21,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.2%
255	Annaly Capital Management, Inc.	4,063
91	Apartment Investment & Management Co., Class A	2,083
86	Brandywine Realty Trust	821
17	Camden Property Trust	1,027
28	Chimera Investment Corp.	71
53	CommonWealth REIT	878
58	Developers Diversified Realty Corp.	710
50	Douglas Emmett, Inc. (m)	917
336	Duke Realty Corp.	4,052
24	Equity Residential	1,346
49	Health Care REIT, Inc.	2,688
220	Hospitality Properties Trust	5,066
30	Mack-Cali Realty Corp.	795
6	SL Green Realty Corp.	407
35	Taubman Centers, Inc.	2,186
44	Ventas, Inc.	2,402

		29,512

	Real Estate Management & Development — 0.1%
25	Forest City Enterprises, Inc., Class A (a)	297

	Thrifts & Mortgage Finance — 0.4%
131	New York Community Bancorp, Inc.	1,622

	Total Financials	76,138

	Health Care — 9.2%
	Biotechnology — 0.8%
14	Pharmasset, Inc. (a)	1,846
36	United Therapeutics Corp. (a)	1,696

		3,542

	Health Care Equipment & Supplies — 2.5%
100	Cooper Cos., Inc. (The)	7,038
52	Hologic, Inc. (a)	903
41	Zimmer Holdings, Inc. (a)	2,201

		10,142

	Health Care Providers & Services — 3.7%
32	Aetna, Inc.	1,338
135	AmerisourceBergen Corp.	5,013
60	Community Health Systems, Inc. (a)	1,038
51	Humana, Inc.	4,433
89	LifePoint Hospitals, Inc. (a)	3,292

		15,114

	Life Sciences Tools & Services — 0.7%
20	Agilent Technologies, Inc. (a)	709
54	Life Technologies Corp. (a)	2,105

		2,814

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.5%
103	Endo Pharmaceuticals Holdings, Inc. (a)	3,567
51	Mylan, Inc. (a)	1,086
117	Warner Chilcott plc, (Ireland), Class A (a)	1,764

		6,417

	Total Health Care	38,029

	Industrials — 11.2%
	Aerospace & Defense — 1.6%
9	Alliant Techsystems, Inc.	509
11	Exelis, Inc.	103
3	Huntington Ingalls Industries, Inc. (a)	97
69	L-3 Communications Holdings, Inc.	4,621
19	Northrop Grumman Corp.	1,082

		6,412

	Airlines — 0.9%
24	Copa Holdings S.A., (Panama), Class A	1,385
120	United Continental Holdings, Inc. (a)	2,268

		3,653

	Commercial Services & Supplies — 0.6%
32	KAR Auction Services, Inc. (a)	434
24	Pitney Bowes, Inc.	447
115	R.R. Donnelley & Sons Co.	1,655

		2,536

	Construction & Engineering — 2.1%
50	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,901
183	KBR, Inc.	5,089
54	URS Corp. (a)	1,886

		8,876

	Electrical Equipment — 1.4%
56	Hubbell, Inc., Class B	3,768
35	Thomas & Betts Corp. (a)	1,900

		5,668

	Machinery — 3.5%
58	AGCO Corp. (a)	2,471
6	ITT Corp.	110
76	Navistar International Corp. (a)	2,868
80	Parker Hannifin Corp.	6,111
68	Timken Co.	2,644
11	Xylem, Inc.	293

		14,497

	Marine — 0.3%
20	Kirby Corp. (a)	1,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
4	Dun & Bradstreet Corp. (The)	269

	Road & Rail — 0.7%
84	CSX Corp.	1,772
18	Ryder System, Inc.	951

		2,723

	Total Industrials	45,938

	Information Technology — 14.2%
	Communications Equipment — 0.6%
54	Brocade Communications Systems, Inc. (a)	280
57	Harris Corp.	2,049

		2,329

	Computers & Peripherals — 2.0%
65	Lexmark International, Inc., Class A	2,140
108	NCR Corp. (a)	1,782
29	QLogic Corp. (a)	429
28	SanDisk Corp. (a)	1,388
75	Western Digital Corp. (a)	2,321

		8,060

	Electronic Equipment, Instruments & Components — 1.5%
64	Arrow Electronics, Inc. (a)	2,383
87	Avnet, Inc. (a)	2,717
9	Tech Data Corp. (a)	440
70	Vishay Intertechnology, Inc. (a)	629

		6,169

	Internet Software & Services — 1.4%
84	IAC/InterActiveCorp.	3,566
37	LinkedIn Corp., Class A (a)	2,319

		5,885

	IT Services — 3.5%
55	Alliance Data Systems Corp. (a) (c)	5,696
13	Amdocs Ltd. (a)	357
53	Broadridge Financial Solutions, Inc.	1,197
59	Computer Sciences Corp.	1,395
22	DST Systems, Inc.	1,002
64	Fidelity National Information Services, Inc.	1,691
56	Lender Processing Services, Inc.	839
181	SAIC, Inc. (a)	2,223

		14,400

	Office Electronics — 0.6%
307	Xerox Corp.	2,443

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 1.9%
21	Analog Devices, Inc.	759
28	Fairchild Semiconductor International, Inc. (a)	338
12	Linear Technology Corp.	371
288	LSI Corp. (a)	1,715
114	Marvell Technology Group Ltd., (Bermuda) (a)	1,576
215	Micron Technology, Inc. (a)	1,353
37	Teradyne, Inc. (a)	504
39	Xilinx, Inc.	1,265

		7,881

	Software — 2.7%
57	BMC Software, Inc. (a)	1,882
241	CA, Inc.	4,876
14	Rovi Corp. (a)	347
85	Symantec Corp. (a)	1,326
32	Synopsys, Inc. (a)	876
203	Zynga, Inc., Class A (a)	1,906

		11,213

	Total Information Technology	58,380

	Materials — 7.1%
	Chemicals — 3.4%
19	Ashland, Inc.	1,069
19	CF Industries Holdings, Inc.	2,784
98	PPG Industries, Inc.	8,190
48	Valspar Corp.	1,867

		13,910

	Containers & Packaging — 0.6%
44	Crown Holdings, Inc. (a)	1,481
16	Rock-Tenn Co., Class A	940

		2,421

	Metals & Mining — 2.0%
47	Cliffs Natural Resources, Inc.	2,937
24	Reliance Steel & Aluminum Co.	1,188
17	Royal Gold, Inc.	1,166
11	Schnitzer Steel Industries, Inc., Class A	482
44	Walter Energy, Inc.	2,686

		8,459

	Paper & Forest Products — 1.1%
25	Domtar Corp., (Canada)	2,015
80	International Paper Co.	2,374

		4,389

	Total Materials	29,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
268	Frontier Communications Corp.	1,378
94	Windstream Corp.	1,108

		2,486

	Wireless Telecommunication Services — 0.4%
61	Telephone & Data Systems, Inc.	1,569

	Total Telecommunication Services	4,055

	Utilities — 8.4%
	Electric Utilities — 0.7%
22	Entergy Corp.	1,600
38	NV Energy, Inc.	618
16	Pinnacle West Capital Corp.	761

		2,979

	Gas Utilities — 1.1%
18	AGL Resources, Inc.	765
57	Questar Corp.	1,136
89	UGI Corp.	2,625

		4,526

	Independent Power Producers & Energy Traders — 0.7%
148	AES Corp. (The) (a)	1,754
24	Constellation Energy Group, Inc.	960

		2,714

	Multi-Utilities — 5.9%
43	Alliant Energy Corp.	1,881
60	Ameren Corp.	2,001
185	CenterPoint Energy, Inc.	3,723
81	CMS Energy Corp.	1,782
40	Consolidated Edison, Inc.	2,469
69	DTE Energy Co.	3,735
12	Integrys Energy Group, Inc.	666
53	MDU Resources Group, Inc.	1,131
80	Sempra Energy	4,395
135	TECO Energy, Inc.	2,585

		24,368

	Total Utilities	34,587

	Total Common Stocks (Cost $355,302)	406,047

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
730	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $732)	732

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.0%
	Investment Company — 2.0%
8,176	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $8,176)	8,176

Investment of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
6,230	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $6,230)	6,230

	Total Investments — 102.4% (Cost $370,440)	421,185
	Liabilities in Excess of Other Assets — (2.4)%	(9,875)

	NET ASSETS — 100.0%	$411,310

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	S&P Mid Cap 400	03/16/12	$1,755	$35

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
		Consumer Discretionary — 10.7%
		Auto Components — 0.5%
1		TRW Automotive Holdings Corp. (a)	42

		Hotels, Restaurants & Leisure — 2.1%
5		Wyndham Worldwide Corp.	187

		Leisure Equipment & Products — 0.7%
1		Polaris Industries, Inc.	62

		Media — 2.5%
2		Time Warner Cable, Inc.	135
—	(h)	Time Warner, Inc.	10
2		Viacom, Inc., Class B	84

			229

		Multiline Retail — 0.9%
2		Macy’s, Inc.	79

		Specialty Retail — 3.2%
—	(h)	AutoZone, Inc. (a)	81
4		Best Buy Co., Inc.	90
8		Staples, Inc.	112

			283

		Textiles, Apparel & Luxury Goods — 0.8%
1		V.F. Corp.	76

		Total Consumer Discretionary	958

		Consumer Staples — 11.4%
		Beverages — 0.6%
3		Constellation Brands, Inc., Class A (a)	57

		Food & Staples Retailing — 3.3%
2		CVS Caremark Corp.	86
3		Kroger Co. (The)	80
2		Wal-Mart Stores, Inc.	124

			290

		Food Products — 2.1%
2		Campbell Soup Co.	51
2		Smithfield Foods, Inc. (a)	58
4		Tyson Foods, Inc., Class A	82

			191

		Household Products — 2.2%
1		Colgate-Palmolive Co.	58
1		Energizer Holdings, Inc. (a)	95
1		Kimberly-Clark Corp.	46

			199

		Tobacco — 3.2%
2		Lorillard, Inc.	188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — Continued
1		Philip Morris International, Inc.	98

			286

		Total Consumer Staples	1,023

		Energy — 13.2%
		Energy Equipment & Services — 1.2%
1		Halliburton Co.	40
1		National Oilwell Varco, Inc.	70

			110

		Oil, Gas & Consumable Fuels — 12.0%
—	(h)	Apache Corp.	41
3		Chevron Corp.	271
2		ConocoPhillips	131
1		Energen Corp.	70
4		Exxon Mobil Corp.	369
3		Marathon Oil Corp.	91
1		Occidental Petroleum Corp.	98

			1,071

		Total Energy	1,181

		Financials — 13.3%
		Capital Markets — 1.6%
2		Ameriprise Financial, Inc.	103
1		Bank of New York Mellon Corp. (The)	25
—	(h)	Goldman Sachs Group, Inc. (The)	14

			142

		Commercial Banks — 4.1%
1		BB&T Corp.	25
4		KeyCorp	32
3		PNC Financial Services Group, Inc.	180
5		Wells Fargo & Co.	128

			365

		Consumer Finance — 1.5%
2		Capital One Financial Corp.	99
1		Nelnet, Inc., Class A	34

			133

		Diversified Financial Services — 1.2%
6		Bank of America Corp.	34
3		Citigroup, Inc.	79

			113

		Insurance — 2.9%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	73
4		CNO Financial Group, Inc. (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
1		MetLife, Inc.	39
1		Protective Life Corp.	14
2		Prudential Financial, Inc.	109

			262

		Real Estate Investment Trusts (REITs) — 2.0%
2		Ashford Hospitality Trust, Inc.	17
7		Brandywine Realty Trust	65
3		CBL & Associates Properties, Inc.	41
2		First Industrial Realty Trust, Inc. (a)	18
1		LaSalle Hotel Properties	20
2		Pennsylvania Real Estate Investment Trust	17

			178

		Total Financials	1,193

		Health Care — 13.6%
		Biotechnology — 2.4%
1		Alexion Pharmaceuticals, Inc. (a)	45
1		Amgen, Inc.	32
—	(h)	Biogen Idec, Inc. (a)	41
3		Vertex Pharmaceuticals, Inc. (a)	97

			215

		Health Care Equipment & Supplies — 2.6%
1		Baxter International, Inc.	47
1		Cooper Cos., Inc. (The)	77
2		Covidien plc, (Ireland)	79
1		Medtronic, Inc.	27

			230

		Health Care Providers & Services — 4.6%
2		Aetna, Inc.	67
1		AmerisourceBergen Corp.	53
1		Humana, Inc.	96
4		UnitedHealth Group, Inc.	198

			414

		Life Sciences Tools & Services — 0.5%
1		Agilent Technologies, Inc. (a)	43

		Pharmaceuticals — 3.5%
1		Endo Pharmaceuticals Holdings, Inc. (a)	43
10		Pfizer, Inc.	226
3		Warner Chilcott plc, (Ireland), Class A (a)	43

			312

		Total Health Care	1,214

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 9.4%
		Aerospace & Defense — 1.9%
2		General Dynamics Corp.	106
1		Honeywell International, Inc.	68

			174

		Airlines — 0.9%
3		Delta Air Lines, Inc. (a)	21
3		United Continental Holdings, Inc. (a)	64

			85

		Commercial Services & Supplies — 0.2%
1		R.R. Donnelley & Sons Co.	16

		Construction & Engineering — 1.7%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	71
2		KBR, Inc.	58
1		MasTec, Inc. (a)	24

			153

		Machinery — 3.7%
—	(h)	Cummins, Inc.	22
4		Eaton Corp.	171
—	(h)	Joy Global, Inc.	24
1		Stanley Black & Decker, Inc.	54
2		Timken Co.	59

			330

		Professional Services — 0.6%
1		Towers Watson & Co., Class A	50

		Road & Rail — 0.4%
1		Norfolk Southern Corp.	36

		Total Industrials	844

		Information Technology — 18.2%
		Communications Equipment — 2.6%
5		Cisco Systems, Inc.	82
1		Harris Corp.	29
2		QUALCOMM, Inc.	119

			230

		Computers & Peripherals — 5.4%
1		Apple, Inc. (a)	365
1		Dell, Inc. (a)	9
3		EMC Corp. (a)	59
1		SanDisk Corp. (a)	50

			483

		Electronic Equipment, Instruments & Components — 0.2%
2		Vishay Intertechnology, Inc. (a)	21

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 0.8%
2		IAC/InterActiveCorp.	72

		IT Services — 2.6%
1		Alliance Data Systems Corp. (a)	81
1		CSG Systems International, Inc. (a)	11
1		International Business Machines Corp.	138

			230

		Office Electronics — 0.5%
6		Xerox Corp.	45

		Semiconductors & Semiconductor Equipment — 2.1%
1		Intel Corp.	34
2		Marvell Technology Group Ltd., (Bermuda) (a)	30
1		Novellus Systems, Inc. (a)	55
1		Skyworks Solutions, Inc. (a)	24
1		Xilinx, Inc.	46

			189

		Software — 4.0%
1		BMC Software, Inc. (a)	23
10		Microsoft Corp.	250
3		Oracle Corp.	85

			358

		Total Information Technology	1,628

		Materials — 3.3%
		Chemicals — 2.9%
1		CF Industries Holdings, Inc.	91
1		E.I. du Pont de Nemours & Co.	37
1		Eastman Chemical Co.	20
1		Monsanto Co.	58
1		PPG Industries, Inc.	56

			262

		Metals & Mining — 0.4%
1		Freeport-McMoRan Copper & Gold, Inc.	23
—	(h)	Newmont Mining Corp.	13

			36

		Total Materials	298

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
4	AT&T, Inc. (m)	112
4	CenturyLink, Inc.	156

	Total Telecommunication Services	268

	Utilities — 2.9%
	Electric Utilities — 2.2%
1	Entergy Corp.	55
1	NextEra Energy, Inc.	56
2	NV Energy, Inc.	38
2	PPL Corp.	45

		194

	Multi-Utilities — 0.7%
2	Ameren Corp.	62

	Total Utilities	256

	Total Common Stocks (Cost $7,592)	8,863

Short-Term Investment — 0.6%
	Investment Company — 0.6%
56	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $56)	56

	Total Investments — 99.6% (Cost $7,648)	8,919
	Other Assets in Excess of Liabilities — 0.4%	36

	NET ASSETS — 100.0%	$8,955

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/16/12	$125	$2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 8.1%
	Automobiles — 1.1%
776	Ford Motor Co. (a)	8,354

	Diversified Consumer Services — 0.3%
131	H&R Block, Inc.	2,144

	Hotels, Restaurants & Leisure — 0.4%
88	Wyndham Worldwide Corp.	3,318

	Household Durables — 0.4%
102	Jarden Corp.	3,033

	Media — 2.6%
278	CBS Corp. (Non-Voting), Class B	7,548
108	Time Warner Cable, Inc.	6,846
135	Viacom, Inc., Class B	6,139

		20,533

	Multiline Retail — 1.9%
69	Dillard’s, Inc., Class A	3,110
360	Macy’s, Inc.	11,578

		14,688

	Specialty Retail — 0.8%
133	Foot Locker, Inc.	3,169
134	GameStop Corp., Class A (a) (c)	3,238

		6,407

	Textiles, Apparel & Luxury Goods — 0.6%
40	V.F. Corp.	5,118

	Total Consumer Discretionary	63,595

	Consumer Staples — 7.4%
	Beverages — 0.4%
155	Constellation Brands, Inc., Class A (a)	3,204

	Food & Staples Retailing — 1.7%
98	CVS Caremark Corp.	3,976
153	Kroger Co. (The)	3,708
74	Safeway, Inc.	1,564
105	SUPERVALU, Inc. (c)	855
49	Wal-Mart Stores, Inc.	2,934

		13,037

	Food Products — 1.5%
67	Campbell Soup Co.	2,237
121	ConAgra Foods, Inc.	3,194
129	Smithfield Foods, Inc. (a)	3,130
160	Tyson Foods, Inc., Class A	3,300

		11,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.1%
49	Energizer Holdings, Inc. (a)	3,796
133	Kimberly-Clark Corp.	9,747
156	Procter & Gamble Co. (The)	10,387

		23,930

	Tobacco — 0.7%
22	Lorillard, Inc.	2,485
43	Philip Morris International, Inc.	3,343

		5,828

	Total Consumer Staples	57,860

	Energy — 12.6%
	Energy Equipment & Services — 1.6%
129	Baker Hughes, Inc.	6,294
55	Helmerich & Payne, Inc.	3,187
46	National Oilwell Varco, Inc.	3,100

		12,581

	Oil, Gas & Consumable Fuels — 11.0%
227	Chevron Corp.	24,116
269	ConocoPhillips	19,631
256	Exxon Mobil Corp.	21,707
385	Marathon Oil Corp.	11,281
89	Occidental Petroleum Corp.	8,349
59	Valero Energy Corp.	1,233

		86,317

	Total Energy	98,898

	Financials — 24.0%
	Capital Markets — 1.8%
153	Ameriprise Financial, Inc.	7,585
34	Goldman Sachs Group, Inc. (The)	3,070
257	Morgan Stanley	3,894

		14,549

	Commercial Banks — 6.5%
161	BB&T Corp.	4,058
486	Fifth Third Bancorp	6,187
261	PNC Financial Services Group, Inc.	15,051
66	SunTrust Banks, Inc.	1,159
890	Wells Fargo & Co.	24,535

		50,990

	Consumer Finance — 1.8%
329	Capital One Financial Corp.	13,892

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 3.4%
1,781	Bank of America Corp.	9,901
633	Citigroup, Inc.	16,667

		26,568

	Insurance — 7.6%
223	ACE Ltd., (Switzerland)	15,612
51	Allied World Assurance Co. Holdings AG, (Switzerland)	3,200
95	Endurance Specialty Holdings Ltd., (Bermuda)	3,649
79	Hartford Financial Services Group, Inc.	1,282
458	MetLife, Inc.	14,271
24	PartnerRe Ltd., (Bermuda)	1,541
102	Protective Life Corp.	2,301
231	Prudential Financial, Inc.	11,588
24	Reinsurance Group of America, Inc.	1,228
98	Validus Holdings Ltd., (Bermuda)	3,081
106	XL Group plc, (Ireland)	2,099

		59,852

	Real Estate Investment Trusts (REITs) — 2.9%
33	Alexandria Real Estate Equities, Inc.	2,269
206	Annaly Capital Management, Inc.	3,283
375	Brandywine Realty Trust	3,565
122	Douglas Emmett, Inc. (m)	2,229
76	Entertainment Properties Trust	3,326
187	Hospitality Properties Trust	4,297
29	Mack-Cali Realty Corp.	774
62	Ventas, Inc.	3,418

		23,161

	Total Financials	189,012

	Health Care — 13.6%
	Biotechnology — 3.1%
213	Amgen, Inc.	13,677
195	Gilead Sciences, Inc. (a)	7,993
73	Vertex Pharmaceuticals, Inc. (a)	2,408

		24,078

	Health Care Providers & Services — 3.4%
122	Cigna Corp.	5,124
86	Humana, Inc.	7,543
274	UnitedHealth Group, Inc.	13,891

		26,558

	Pharmaceuticals — 7.1%
108	Endo Pharmaceuticals Holdings, Inc. (a)	3,740
367	Merck & Co., Inc.	13,847

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
1,599	Pfizer, Inc.	34,601
262	Warner Chilcott plc, (Ireland), Class A (a)	3,969

		56,157

	Total Health Care	106,793

	Industrials — 8.0%
	Aerospace & Defense — 1.0%
123	General Dynamics Corp.	8,149

	Airlines — 0.6%
29	Alaska Air Group, Inc. (a)	2,163
121	United Continental Holdings, Inc. (a)	2,287

		4,450

	Industrial Conglomerates — 3.9%
916	General Electric Co.	16,414
307	Tyco International Ltd., (Switzerland)	14,316

		30,730

	Machinery — 1.8%
85	Navistar International Corp. (a)	3,227
100	Parker Hannifin Corp.	7,625
54	Stanley Black & Decker, Inc.	3,637

		14,489

	Professional Services — 0.7%
47	Dun & Bradstreet Corp. (The)	3,502
28	Towers Watson & Co., Class A	1,654

		5,156

	Total Industrials	62,974

	Information Technology — 9.1%
	Communications Equipment — 1.8%
639	Cisco Systems, Inc.	11,549
43	QUALCOMM, Inc.	2,358

		13,907

	Computers & Peripherals — 2.7%
23	Apple, Inc. (a)	9,194
250	Dell, Inc. (a)	3,660
146	Hewlett-Packard Co.	3,758
93	SanDisk Corp. (a)	4,572

		21,184

	Electronic Equipment, Instruments & Components — 0.3%
264	Vishay Intertechnology, Inc. (a)	2,370

	Internet Software & Services — 0.4%
80	IAC/InterActiveCorp.	3,395

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 0.6%
24	International Business Machines Corp.	4,468

	Office Electronics — 0.5%
466	Xerox Corp.	3,710

	Semiconductors & Semiconductor Equipment — 2.3%
129	Broadcom Corp., Class A (a)	3,776
166	Freescale Semiconductor Holdings I Ltd. (a)	2,101
157	Intel Corp.	3,809
263	Xilinx, Inc.	8,432

		18,118

	Software — 0.5%
159	Microsoft Corp.	4,128

	Total Information Technology	71,280

	Materials — 2.5%
	Chemicals — 1.1%
38	CF Industries Holdings, Inc.	5,524
84	LyondellBasell Industries N.V., (Netherlands), Class A	2,729

		8,253

	Metals & Mining — 1.4%
213	Freeport-McMoRan Copper & Gold, Inc.	7,847
58	Newmont Mining Corp.	3,457

		11,304

	Total Materials	19,557

	Telecommunication Services — 5.7%
	Diversified Telecommunication Services — 5.7%
688	AT&T, Inc.	20,799
305	CenturyLink, Inc.	11,358
316	Verizon Communications, Inc.	12,666

	Total Telecommunication Services	44,823

	Utilities — 6.9%
	Electric Utilities — 5.0%
357	American Electric Power Co., Inc.	14,764
93	Exelon Corp.	4,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
150	FirstEnergy Corp.	6,627
134	NextEra Energy, Inc.	8,134
210	PPL Corp.	6,178

		39,737

	Gas Utilities — 0.4%
110	UGI Corp.	3,228

	Independent Power Producers & Energy Traders — 0.4%
254	AES Corp. (The) (a)	3,006

	Multi-Utilities — 1.1%
129	Ameren Corp.	4,257
79	Sempra Energy	4,318

		8,575

	Total Utilities	54,546

	Total Common Stocks (Cost $726,959)	769,338

Short-Term Investment — 2.5%
	Investment Company — 2.5%
19,677	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $19,677)	19,677

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
2,704	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,704)	2,704

	Total Investments — 100.7% (Cost $749,340)	791,719
	Liabilities in Excess of Other Assets — (0.7)%	(5,674)

	NET ASSETS — 100.0%	$786,045

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
190	E-mini S&P 500	03/16/12	$11,900	$150

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,638,031	$598,550		$406,779
Investments in affiliates, at value	39,339	20,974		14,406

Total investment securities, at value	1,677,370	619,524		421,185
Deposits at broker for futures contracts	1,480	1,050		—
Receivables:
Investment securities sold	—	—		913
Fund shares sold	67	93		301
Interest and dividends from non-affiliates	2,012	606		692
Dividends from affiliates	5	2		1
Securities lending income	1	—		6

Total Assets	1,680,935	621,275		423,098

LIABILITIES:
Payables:
Investment securities purchased	—	—		4,288
Collateral for securities lending program	2,627	—		6,230
Fund shares redeemed	2,422	145		704
Variation margin on futures contracts	74	34		6
Accrued liabilities:
Investment advisory fees	915	341		224
Administration fees	125	33		31
Shareholder servicing fees	259	88		32
Distribution fees	18	17		46
Custodian and accounting fees	24	15		10
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	2
Transfer agent fees	87	113		146
Other	109	71		69

Total Liabilities	6,665	857		11,788

Net Assets	$1,674,270	$620,418		$411,310

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,990,351	$1,008,862	$434,022
Accumulated undistributed (distributions in excess of) net investment income	9,691	29	88
Accumulated net realized gains (losses)	(522,402)	(473,534)	(73,580)
Net unrealized appreciation (depreciation)	196,630	85,061	50,780

Total Net Assets	$1,674,270	$620,418	$411,310

Net Assets:
Class A	$59,492	$33,854	$116,204
Class B	—	—	8,409
Class C	7,866	14,544	25,953
Class R2	69	74	—
Class R5	335,090	101,869	—
Select Class	1,271,753	470,077	260,744

Total	$1,674,270	$620,418	$411,310

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,638	1,492	8,308
Class B	—	—	669
Class C	351	649	2,062
Class R2	3	3	—
Class R5	14,797	4,492	—
Select Class	56,002	20,625	18,020

Net Asset Value: (a)
Class A — Redemption price per share	$22.55	$22.69	$13.99
Class B — Offering price per share (b)	—	—	12.57
Class C — Offering price per share (b)	22.42	22.41	12.58
Class R2 — Offering and redemption price per share	22.35	22.46	—
Class R5 — Offering and redemption price per share	22.65	22.68	—
Select Class — Offering and redemption price per share	22.71	22.79	14.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.80	$23.95	$14.77

Cost of investments in non-affiliates	$1,441,854	$513,707	$356,034
Cost of investments in affiliates	39,339	20,974	14,406
Value of securities on loan	2,559	—	6,093

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$8,863		$769,338
Investments in affiliates, at value	56		22,381

Total investment securities, at value	8,919		791,719
Cash	—	(a)	—
Deposits at broker for futures contracts	50		1,260
Receivables:
Investment securities sold	128		—
Fund shares sold	1		1,321
Dividends from non-affiliates	8		1,070
Dividends from affiliates	—	(a)	2
Securities lending income	—		1
Due from Advisor	2		—

Total Assets	9,108		795,373

LIABILITIES:
Payables:
Investment securities purchased	105		—
Collateral for securities lending program	—		2,704
Fund shares redeemed	—		5,879
Variation margin on futures contracts	—	(a)	80
Accrued liabilities:
Investment advisory fees	—		230
Administration fees	—		32
Shareholder servicing fees	—		153
Distribution fees	2		28
Custodian and accounting fees	9		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Audit fees	21		24
Other	16		184

Total Liabilities	153		9,328

Net Assets	$8,955		$786,045

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$14,087	$898,763
Accumulated undistributed (distributions in excess of) net investment income	37	207
Accumulated net realized gains (losses)	(6,442)	(155,454)
Net unrealized appreciation (depreciation)	1,273	42,529

Total Net Assets	$8,955	$786,045

Net Assets:
Class A	$6,197	$61,993
Class C	1,776	23,839
Class R2	—	64
Class R5	—	42,969
Class R6	—	22,457
Select Class	982	634,723

Total	$8,955	$786,045

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	328	2,779
Class C	95	1,077
Class R2	—	3
Class R5	—	1,917
Class R6	—	1,002
Select Class	52	28,366

Net Asset Value: (a)
Class A — Redemption price per share	$18.91	$22.31
Class C — Offering price per share (b)	18.66	22.13
Class R2 — Offering and redemption price per share	—	22.27
Class R5 — Offering and redemption price per share	—	22.41
Class R6 — Offering and redemption price per share	—	22.41
Select Class — Offering and redemption price per share	18.96	22.38
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.96	$23.55

Cost of investments in non-affiliates	$7,592	$726,959
Cost of investments in affiliates	56	22,381
Value of securities on loan	—	2,634

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$2
Dividend income from non-affiliates	17,668	5,437	3,969
Dividend income from affiliates	21	7	4
Income from securities lending (net)	7	1	68

Total investment income	17,696	5,445	4,043

EXPENSES:
Investment advisory fees	5,331	2,062	1,356
Administration fees	725	280	184
Distribution fees:
Class A	62	45	150
Class B	—	—	34
Class C	31	59	99
Class R2	— (a)	— (a)	—
Shareholder servicing fees:
Class A	62	45	150
Class B	—	—	11
Class C	10	19	33
Class R2	— (a)	— (a)	—
Class R5	75	26	—
Select Class	1,604	600	328
Custodian and accounting fees	30	22	20
Professional fees	33	25	27
Trustees’ and Chief Compliance Officer’s fees	8	3	2
Printing and mailing costs	21	16	34
Registration and filing fees	34	26	17
Transfer agent fees	214	181	231
Other	4	2	4

Total expenses	8,244	3,411	2,680

Less amounts waived	(310)	(257)	(313)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	7,934	3,154	2,367

Net investment income (loss)	9,762	2,291	1,676

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(14,946)	847	1,730
Futures	1,336	422	(1,247)

Net realized gain (loss)	(13,610)	1,269	483

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(118,328)	(49,276)	(55,617)
Futures	(1,743)	(330)	(494)

Change in net unrealized appreciation (depreciation)	(120,071)	(49,606)	(56,111)

Net realized/unrealized gains (losses)	(133,681)	(48,337)	(55,628)

Change in net assets resulting from operations	$(123,919)	$(46,046)	$(53,952)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$103	$11,125
Dividend income from affiliates	— (a)	9
Income from securities lending (net)	—	8

Total investment income	103	11,142

EXPENSES:
Investment advisory fees	33	2,768
Administration fees	4	376
Distribution fees:
Class A	9	84
Class C	7	97
Class R2	—	— (a)
Shareholder servicing fees:
Class A	9	84
Class C	3	32
Class R2	—	— (a)
Class R5	—	11
Select Class	1	863
Custodian and accounting fees	11	26
Professional fees	20	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	4
Printing and mailing costs	2	27
Registration and filing fees	11	32
Transfer agent fees	9	414
Other	3	9

Total expenses	122	4,852

Less amounts waived	(49)	(1,412)
Less earnings credits	— (a)	— (a)
Less expense reimbursements	(6)	—

Net expenses	67	3,440

Net investment income (loss)	36	7,702

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	236	(44,736)
Futures	(34)	1,044

Net realized gain (loss)	202	(43,692)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,327)	(40,690)
Futures	(6)	(618)

Change in net unrealized appreciation (depreciation)	(1,333)	(41,308)

Net realized/unrealized gains (losses)	(1,131)	(85,000)

Change in net assets resulting from operations	$(1,095)	$(77,298)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,762	$15,968	$2,291	$4,654
Net realized gain (loss)	(13,610)	202,523	1,269	71,980
Change in net unrealized appreciation (depreciation)	(120,071)	218,333	(49,606)	106,083

Change in net assets resulting from operations	(123,919)	436,824	(46,046)	182,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(431)	(401)	(87)	(275)
Class C
From net investment income	—	(18)	—	(16)
Class R2
From net investment income	— (a)	(1)	— (a)	— (a)
Class R5
From net investment income	(3,671)	(2,018)	(790)	(1,104)
Select Class
From net investment income	(11,474)	(12,491)	(2,710)	(3,481)

Total distributions to shareholders	(15,576)	(14,929)	(3,587)	(4,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	99,162	(131,730)	(10,956)	(41,790)

NET ASSETS:
Change in net assets	(40,333)	290,165	(60,589)	136,051
Beginning of period	1,714,603	1,424,438	681,007	544,956

End of period	$1,674,270	$1,714,603	$620,418	$681,007

Accumulated undistributed (distributions in excess of) net investment income	$9,691	$15,505	$29	$1,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,676	$1,644	$36	$102
Net realized gain (loss)	483	30,929	202	1,106
Change in net unrealized appreciation (depreciation)	(56,111)	94,527	(1,333)	2,270

Change in net assets resulting from operations	(53,952)	127,100	(1,095)	3,478

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(295)	(470)	(74)	(20)
Class B
From net investment income	(11)	(12)	—	—
Class C
From net investment income	(35)	(35)	(10)	—
Select Class
From net investment income	(934)	(1,319)	(15)	(4)

Total distributions to shareholders	(1,275)	(1,836)	(99)	(24)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,970)	(10,440)	(2,657)	(1,350)

NET ASSETS:
Change in net assets	(59,197)	114,824	(3,851)	2,104
Beginning of period	470,507	355,683	12,806	10,702

End of period	$411,310	$470,507	$8,955	$12,806

Accumulated undistributed (distributions in excess of) net investment income	$88	$(313)	$37	$100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,702	$7,144
Net realized gain (loss)	(43,692)	24,271
Change in net unrealized appreciation (depreciation)	(41,308)	74,548

Change in net assets resulting from operations	(77,298)	105,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(561)	(902)
Class C
From net investment income	(161)	(221)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(447)	(539)
Class R6 (a)
From net investment income	(236)	(267)
Select Class
From net investment income	(6,382)	(4,939)

Total distributions to shareholders	(7,788)	(6,869)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(91,294)	594,945

NET ASSETS:
Change in net assets	(176,380)	694,039
Beginning of period	962,425	268,386

End of period	$786,045	$962,425

Accumulated undistributed (distributions in excess of) net investment income	$207	$293

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,250	$4,325	$1,799	$6,003
Dividends and distributions reinvested	428	357	84	257
Cost of shares redeemed	(11,623)	(22,071)	(6,538)	(19,392)

Change in net assets from Class A capital transactions	$14,055	$(17,389)	$(4,655)	$(13,132)

Class C
Proceeds from shares issued	$195	$414	$482	$588
Dividends and distributions reinvested	—	17	—	13
Cost of shares redeemed	(1,139)	(4,044)	(2,507)	(7,604)

Change in net assets from Class C capital transactions	$(944)	$(3,613)	$(2,025)	$(7,003)

Class R2
Proceeds from shares issued	$—	$4	$8	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	—	(65)	(6)	—

Change in net assets from Class R2 capital transactions	$— (a)	$(60)	$2	$— (a)

Class R5
Proceeds from shares issued	$71,440	$144,738	$6,768	$18,394
Dividends and distributions reinvested	3,672	2,018	789	1,104
Cost of shares redeemed	(4,214)	(8,848)	(8,743)	(25,231)

Change in net assets from Class R5 capital transactions	$70,898	$137,908	$(1,186)	$(5,733)

Select Class
Proceeds from shares issued	$110,328	$309,123	$32,673	$108,326
Dividends and distributions reinvested	398	932	149	223
Cost of shares redeemed	(95,573)	(558,631)	(35,914)	(124,471)

Change in net assets from Select Class capital transactions	$15,153	$(248,576)	$(3,092)	$(15,922)

Total change in net assets from capital transactions	$99,162	$(131,730)	$(10,956)	$(41,790)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,205	192	79	271
Reinvested	19	16	4	12
Redeemed	(516)	(972)	(290)	(880)

Change in Class A Shares	708	(764)	(207)	(597)

Class C
Issued	9	18	22	27
Reinvested	—	1	—	1
Redeemed	(52)	(183)	(112)	(352)

Change in Class C Shares	(43)	(164)	(90)	(324)

Class R2
Issued	—	— (a)	— (a)	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	(3)	— (a)	—

Change in Class R2 Shares	— (a)	(3)	— (a)	— (a)

Class R5
Issued	3,180	6,307	300	844
Reinvested	164	89	35	49
Redeemed	(191)	(386)	(385)	(1,179)

Change in Class R5 Shares	3,153	6,010	(50)	(286)

Select Class
Issued	4,858	12,985	1,419	4,712
Reinvested	18	41	6	10
Redeemed	(4,264)	(25,053)	(1,603)	(5,984)

Change in Select Class Shares	612	(12,027)	(178)	(1,262)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,443	$22,772	$635	$1,903
Dividends and distributions reinvested	291	447	74	19
Cost of shares redeemed	(16,453)	(46,008)	(2,902)	(2,590)

Change in net assets from Class A capital transactions	$(6,719)	$(22,789)	$(2,193)	$(668)

Class B
Proceeds from shares issued	$86	$164	$—	$—
Dividends and distributions reinvested	11	11	—	—
Cost of shares redeemed	(1,229)	(3,642)	—	—

Change in net assets from Class B capital transactions	$(1,132)	$(3,467)	$—	$—

Class C
Proceeds from shares issued	$2,977	$8,889	$42	$234
Dividends and distributions reinvested	33	32	9	—
Cost of shares redeemed	(4,201)	(8,375)	(361)	(975)

Change in net assets from Class C capital transactions	$(1,191)	$546	$(310)	$(741)

Select Class
Proceeds from shares issued	$27,198	$62,291	$23	$240
Dividends and distributions reinvested	125	205	4	1
Cost of shares redeemed	(22,251)	(47,226)	(181)	(182)

Change in net assets from Select Class capital transactions	$5,072	$15,270	$(154)	$59

Total change in net assets from capital transactions	$(3,970)	$(10,440)	$(2,657)	$(1,350)

SHARE TRANSACTIONS:
Class A
Issued	673	1,604	33	102
Reinvested	21	29	4	1
Redeemed	(1,184)	(3,267)	(160)	(138)

Change in Class A Shares	(490)	(1,634)	(123)	(35)

Class B
Issued	7	13	—	—
Reinvested	1	1	—	—
Redeemed	(100)	(292)	—	—

Change in Class B Shares	(92)	(278)	—	—

Class C
Issued	236	683	2	13
Reinvested	3	2	1	—
Redeemed	(338)	(656)	(20)	(52)

Change in Class C Shares	(99)	29	(17)	(39)

Select Class
Issued	1,875	4,060	1	12
Reinvested	9	13	— (a)	— (a)
Redeemed	(1,616)	(3,277)	(9)	(10)

Change in Select Class Shares	268	796	(8)	2

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,611	$11,484
Dividends and distributions reinvested	543	867
Cost of shares redeemed	(17,514)	(34,466)

Change in net assets from Class A capital transactions	$(13,360)	$(22,115)

Class C
Proceeds from shares issued	$592	$2,248
Dividends and distributions reinvested	128	160
Cost of shares redeemed	(4,428)	(10,960)

Change in net assets from Class C capital transactions	$(3,708)	$(8,552)

Class R2
Dividends and distributions reinvested	$— (a)	$1

Change in net assets from Class R2 capital transactions	$— (a)	$1

Class R5
Proceeds from shares issued	$2,186	$32,689
Dividends and distributions reinvested	447	539
Cost of shares redeemed	(5,699)	(7,975)

Change in net assets from Class R5 capital transactions	$(3,066)	$25,253

Class R6 (b)
Proceeds from shares issued	$—	$31,546
Dividends and distributions reinvested	236	268
Cost of shares redeemed	(7,024)	—

Change in net assets from Class R6 capital transactions	$(6,788)	$31,814

Select Class
Proceeds from shares issued	$134,742	$663,470
Dividends and distributions reinvested	3,614	3,708
Cost of shares redeemed	(202,728)	(98,634)

Change in net assets from Select Class capital transactions	$(64,372)	$568,544

Total change in net assets from capital transactions	$(91,294)	$594,945

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	165	508
Reinvested	26	38
Redeemed	(829)	(1,530)

Change in Class A Shares	(638)	(984)

Class C
Issued	27	99
Reinvested	6	7
Redeemed	(205)	(496)

Change in Class C Shares	(172)	(390)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	101	1,432
Reinvested	21	23
Redeemed	(261)	(338)

Change in Class R5 Shares	(139)	1,117

Class R6 (b)
Issued	—	1,307
Reinvested	11	11
Redeemed	(327)	—

Change in Class R6 Shares	(316)	1,318

Select Class
Issued	6,163	28,121
Reinvested	170	159
Redeemed	(9,357)	(4,289)

Change in Select Class Shares	(3,024)	23,991

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.55	$0.11	(e)	$(1.95)	$(1.84)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.54	0.17	(e)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.29	0.04	(e)	(1.91)	(1.87)	—	—	—
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.21	0.07	(e)	(1.90)	(1.83)	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.69	0.16	(e)	(1.95)	(1.79)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.73	0.13	(e)	(1.95)	(1.82)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.55	(7.48)%	$59,492	1.25%		0.98%	1.28%	61%
24.55	33.39	47,376	1.24		0.77	1.28	102
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81

22.42	(7.70)	7,866	1.75		0.40	1.79	61
24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81

22.35	(7.57)	69	1.50		0.66	1.54	61
24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

22.65	(7.23)	335,090	0.80		1.39	0.83	61
24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81

22.71	(7.33)	1,271,753	1.00		1.16	1.03	61
24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.39	$0.05	(e)	$(1.69)	$(1.64)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2011	17.93	0.12	(e)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.09	—	(e)(f)	(1.68)	(1.68)	—	—	—
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (f)	—	— (f)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.03	(e)	(1.68)	(1.65)	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.45	0.11	(e)	(1.70)	(1.59)	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.55	0.08	(e)	(1.71)	(1.63)	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.69	(6.73)%	$33,854	1.25%	0.46%	1.33%	70%
24.39	36.86	41,424	1.24	0.54	1.33	129
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130

22.41	(6.97)	14,544	1.75	(0.04)	1.83	70
24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130

22.46	(6.84)	74	1.50	0.22	1.58	70
24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

22.68	(6.51)	101,869	0.80	0.93	0.88	70
24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130

22.79	(6.63)	470,077	1.00	0.73	1.08	70
24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.79	$0.05	(e)	$(1.81)	$(1.76)	$(0.04)	$—	$(0.04)
Year Ended June 30, 2011	11.54	0.04	(e)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(e)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94	2.99	(0.06)	(1.69)	(1.75)

Class B
Six Months Ended December 31, 2011 (Unaudited)	14.22	0.00	(e)(f)	(1.63)	(1.63)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.44	(0.04	)(e)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73	2.68	(0.01)	(1.69)	(1.70)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.24	0.00	(e)(f)	(1.64)	(1.64)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.45	(0.04	)(e)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74	2.69	(0.02)	(1.69)	(1.71)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.33	0.07	(e)	(1.88)	(1.81)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.92	0.08	(e)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(e)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03	3.13	(0.10)	(1.69)	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.99	(11.17)%	$116,204	1.24%	0.70%	1.40%	27%
15.79	37.29	138,937	1.23	0.31	1.39	47
11.54	21.93	120,375	1.24	0.63	1.43	65
9.53	(30.94)	105,702	1.24	1.22	1.55	64
14.39	(13.02)	190,093	1.24	0.23	1.37	109
18.57	18.13	237,337	1.24	0.29	1.36	117

12.57	(11.49)	8,409	1.90	0.02	1.91	27
14.22	36.35	10,830	1.89	(0.34)	1.89	47
10.44	21.15	10,845	1.93	(0.06)	1.93	65
8.63	(31.38)	11,745	1.85	0.60	2.04	64
13.11	(13.61)	22,749	1.83	(0.37)	1.87	109
17.16	17.47	31,601	1.83	(0.30)	1.85	117

12.58	(11.54)	25,953	1.90	0.04	1.91	27
14.24	36.42	30,773	1.88	(0.34)	1.88	47
10.45	21.14	22,273	1.92	(0.06)	1.93	65
8.64	(31.35)	16,706	1.85	0.61	2.05	64
13.12	(13.60)	31,298	1.83	(0.36)	1.87	109
17.17	17.47	39,678	1.83	(0.30)	1.86	117

14.47	(11.06)	260,744	0.99	0.96	1.15	27
16.33	37.67	289,967	0.99	0.56	1.14	47
11.92	22.23	202,190	0.99	0.88	1.18	65
9.84	(30.77)	224,925	0.99	1.48	1.30	64
14.83	(12.89)	391,384	0.99	0.46	1.12	109
19.09	18.52	646,572	0.99	0.55	1.10	117

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$20.60	$0.07	(e)	$(1.53)	$(1.46)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	15.44	0.17	(e)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(e)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.25	0.03	(e)	(1.52)	(1.49)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(e)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	20.70	0.10	(e)	(1.54)	(1.44)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(e)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.91	(7.08)%	$6,197	1.25%		0.79%	2.35%	25%
20.60	33.71	9,291	1.25		0.91	2.44	75
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89

18.66	(7.35)	1,776	1.75		0.32	2.86	25
20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(f)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89

18.96	(6.95)	982	1.00		1.07	2.11	25
20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.35	$0.18	(e)	$(2.02)	$(1.84)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	18.64	0.30	(e)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.16	0.13	(e)	(2.02)	(1.89)	(0.14)	—	(0.14)
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.31	0.16	(e)	(2.03)	(1.87)	(0.17)	—	(0.17)
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.22	(e)	(2.04)	(1.82)	(0.23)	—	(0.23)
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.23	(e)	(2.04)	(1.81)	(0.24)	—	(0.24)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.42	0.20	(e)	(2.03)	(1.83)	(0.21)	—	(0.21)
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.31	(7.53)%	$61,993	0.95%	1.67%	1.37%	48%
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59

22.13	(7.77)	23,839	1.45	1.17	1.87	48
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59

22.27	(7.64)	64	1.20	1.43	1.62	48
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

22.41	(7.37)	42,969	0.60	2.02	0.92	48
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59

22.41	(7.35)	22,457	0.55	2.06	0.86	48
24.46	15.96	32,237	0.54	1.48	0.87	72

22.38	(7.43)	634,723	0.80	1.83	1.12	48
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objectives of the Intrepid America Fund and the Intrepid Growth Fund are to seek to provide long-term capital growth. The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Investment objectives of the Intrepid Multi Cap Fund and Intrepid Value Fund are to seek to provide long-term capital appreciation.

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,677,370	$—	$—	$1,677,370

Appreciation in Other Financial Instruments
Futures Contracts	$453	$—	$—	$453

Intrepid Growth Fund
Total Investments in Securities (a)	$619,524	$—	$—	$619,524

Appreciation in Other Financial Instruments
Futures Contracts	$218	$—	$—	$218

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$420,453	$732	$—	$421,185

Appreciation in Other Financial Instruments
Futures Contracts	$35	$—	$—	$35

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$8,919	$—	$—	$8,919

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
Total Investments in Securities (a)	$791,719	$—	$—	$791,719

Appreciation in Other Financial Instruments
Futures Contracts	$150	$—	$—	$150

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$39,335	$13,357	$8,032	$206	$17,109
Ending Notional Balance Long	15,658	8,142	1,755	125	11,900

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for each of the Funds except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$2,559	$2,627	$2,627
Intrepid Mid Cap Fund	6,093	6,230	6,230
Intrepid Value Fund	2,634	2,704	2,704

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$1		$—	(a)
Intrepid Growth Fund	2		—	(a)
Intrepid Mid Cap Fund	27		4
Intrepid Multi Cap Fund	—	(a)	—	(a)
Intrepid Value Fund	2		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25
The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$248	$248	$—
Intrepid Growth Fund	—	80	158	238	—
Intrepid Mid Cap Fund	—	—	303	303	—
Intrepid Multi Cap Fund	32	4	13	49	6
Intrepid Value Fund	1,158	179	47	1,384	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$62
Intrepid Growth Fund	19
Intrepid Mid Cap Fund	10
Intrepid Value Fund	28

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,093,022	$971,701	$—	$—
Intrepid Growth Fund	428,359	446,808	—	—
Intrepid Mid Cap Fund	116,140	112,245	733	220
Intrepid Multi Cap Fund	2,548	5,263	—	—
Intrepid Value Fund	402,397	485,024	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,481,391	$248,896	$52,917	$195,979
Intrepid Growth Fund	534,681	99,825	14,982	84,843
Intrepid Mid Cap Fund	370,550	75,354	24,719	50,635
Intrepid Multi Cap Fund	7,648	1,633	362	1,271
Intrepid Value Fund	749,391	74,334	32,006	42,328

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$113,110	$365,523	$478,633
Intrepid Growth Fund	219,239	252,490	471,729
Intrepid Mid Cap Fund	—	65,555	65,555
Intrepid Multi Cap Fund	3,051	3,432	6,483
Intrepid Value Fund	23,535	64,844	88,379

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	49.8%	17.5%
Intrepid Growth Fund	57.3	n/a
Intrepid Mid Cap Fund	52.4	n/a

Additionally, Intrepid Multi Cap Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$925.20	$6.05	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	923.00	8.46	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	924.30	7.26	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	927.70	3.88	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	926.70	4.84	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	932.70	6.07	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	930.30	8.49	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	931.60	7.28	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$934.90	$3.89	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	933.70	4.86	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	888.30	5.89	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class B
Actual	1,000.00	885.10	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class C
Actual	1,000.00	884.60	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Select Class
Actual	1,000.00	889.40	4.70	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	928.70	6.06	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	926.50	8.47	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	930.50	4.85	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	924.70	4.60	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	922.30	7.01	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	923.60	5.80	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	926.30	2.91	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	926.50	2.66	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	925.70	3.87	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the

Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Intrepid Mid Cap Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, Intrepid Mid Cap Fund retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the second, fourth and fourth quintiles for Class A shares, and in the second, third and fourth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2010, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the third, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective

Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	69

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S.-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and–10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

The reporting period began amid uncertainty surrounding global economic growth and concerns about political unrest in the Middle East, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. large-cap stocks, as measured by the Russell 1000 Index, still finished the six months ended December 31, 2011 with a 4.58% loss, while the Russell 3000 Index declined 5.01%.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned -3.92% versus the -5.22% return for the Russell 1000 Value Index during the six months ended December 31, 2011. U.S. mid-cap stocks underperformed U.S. large-cap stocks as the Russell Midcap Index declined 8.91%.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.33%
Russell 1000 Index	-4.58%

Net Assets as of 12/31/2011 (In Thousands)	$1,674,270

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary and financials sectors detracted from relative performance, while the Fund’s stock selection in the consumer staples and telecommunication services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and Halliburton Co. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of oilfield services company Halliburton Co. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and Amgen, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of healthcare company Amgen, Inc. benefited from the company’s better-than-expected earnings and announced stock repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Exxon Mobil Corp.	3.9
3.	Pfizer, Inc.	3.1
4.	International Business Machines Corp.	2.9
5.	Microsoft Corp.	2.8
6.	Honeywell International, Inc.	1.8
7.	Tyco International Ltd. (Switzerland)	1.7
8.	Amgen, Inc.	1.7
9.	Kimberly-Clark Corp.	1.6
10.	Chevron Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.1%
Financials	14.7
Energy	11.8
Health Care	11.5
Industrials	10.9
Consumer Discretionary	10.2
Consumer Staples	9.3
Materials	4.0
Utilities	3.8
Telecommunication Services	3.5
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.48)%	(0.33)%	(1.60)%	7.20%
With Sales Charge**		(12.33)	(5.55)	(2.65)	6.55
CLASS C SHARES	2/19/05
Without CDSC		(7.70)	(0.84)	(2.09)	6.77
With CDSC***		(8.70)	(1.84)	(2.09)	6.77
CLASS R2 SHARES	11/3/08	(7.57)	(0.55)	(1.75)	7.10
CLASS R5 SHARES	5/15/06	(7.23)	0.15	(1.14)	7.54
SELECT CLASS SHARES	2/28/03	(7.33)	(0.06)	(1.35)	7.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.63%
Russell 1000 Growth Index	-3.92%

Net Assets as of 12/31/2011 (In Thousands)	$620,418

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index for the six months ended December 31, 2011. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance, while the Fund’s stock selection in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Oracle Corp., Halliburton Co. and Baker Hughes Inc. Shares of Oracle Corp. declined as the technology company’s revenue was hurt by weak growth in new software licenses and a greater-than-expected decline in hardware sales. Shares of oilfield services company Halliburton Co. and oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Macy’s, Inc. and AutoZone, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores. Shares of AutoZone, Inc., a distributor of automotive replacement parts and accessories, benefited from the company’s strong sales and announced stock buyback.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	7.3%
2.	Exxon Mobil Corp.	5.2
3.	International Business Machines Corp.	4.3
4.	Microsoft Corp.	3.9
5.	Philip Morris International, Inc.	3.3
6.	Wal-Mart Stores, Inc.	2.3
7.	Gilead Sciences, Inc.	2.2
8.	Oracle Corp.	2.2
9.	QUALCOMM, Inc.	1.8
10.	Honeywell International, Inc.	1.8

POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.4%
Consumer Discretionary	12.6
Industrials	11.9
Consumer Staples	11.4
Health Care	11.2
Energy	10.9
Materials	5.1
Financials	4.1
Telecommunication Services	1.0
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(6.73)%	1.10%	0.96%	7.33%
With Sales Charge**		(11.62)	(4.22)	(0.13)	6.67
CLASS C SHARES	2/19/05
Without CDSC		(6.97)	0.63	0.46	6.90
With CDSC***		(7.97)	(0.37)	0.46	6.90
CLASS R2 SHARES	11/3/08	(6.84)	0.89	0.80	7.23
CLASS R5 SHARES	5/15/06	(6.51)	1.60	1.41	7.66
SELECT CLASS SHARES	2/28/03	(6.63)	1.38	1.21	7.53

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-11.06%
Russell Midcap Index	-8.91%

Net Assets as of 12/31/2011 (In Thousands)	$411,310

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2011. The Fund’s stock selection in the industrial cyclical and energy sectors detracted from relative performance, while the Fund’s stock selection in the health service and systems and pharmaceutical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Navistar International Corp. and Signet Jewelers Ltd. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing quarterly profit, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of specialty retail jeweler Signet Jewelers Ltd. declined amid concerns that slowing economic growth would hurt jewelry demand.

Individual contributors to relative performance included the Portfolio’s positions in Pharmasset Inc., Alliance Data Systems Corp. and Macy’s. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of consumer financial services company Alliance Data Systems Corp. benefited from the company’s strong earnings and announced stock repurchase plan. Shares of retailer Macy’s Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.3
3.	PPG Industries, Inc.	2.0
4.	Discover Financial Services	1.9
5.	Cooper Cos., Inc. (The)	1.7
6.	Campbell Soup Co.	1.5
7.	Parker Hannifin Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	Alliance Data Systems Corp.	1.4
10.	Wyndham Worldwide Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Consumer Discretionary	15.8
Information Technology	14.1
Industrials	11.1
Health Care	9.1
Utilities	8.3
Materials	7.0
Energy	6.7
Consumer Staples	6.4
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(11.17)%	(1.79)%	(0.30)%	4.79%
With Sales Charge**		(15.81)	(6.92)	(1.37)	4.22
CLASS B SHARES	9/23/96
Without CDSC		(11.49)	(2.48)	(0.95)	4.22
With CDSC***		(16.49)	(7.48)	(1.37)	4.22
CLASS C SHARES	3/22/99
Without CDSC		(11.54)	(2.46)	(0.94)	4.08
With CDSC****		(12.54)	(3.46)	(0.94)	4.08
SELECT CLASS SHARES	6/1/91	(11.06)	(1.57)	(0.06)	5.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/01 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2001 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.95%
Russell 3000 Index	-5.01%

Net Assets as of 12/31/2011 (In Thousands)	$8,955

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 3000 Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and consumer discretionary sectors detracted from relative performance, while the Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TRW Automotive Holdings Corp., Time Warner Cable, Inc. and Citigroup, Inc. Shares of TRW Automotive Holdings Corp. declined after the auto and truck parts manufacturer reported lower-than-expected earnings. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of Time Warner Cable, Inc. declined due to concerns about subscription losses in its residential video segment.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Alexion Pharmaceuticals, Inc. and Wyndham Worldwide Corp. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Alexion Pharmaceuticals, Inc. benefited after the biopharmaceutical company raised its full-year 2011 earnings guidance. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly cash dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.1%
2.	Apple, Inc.	4.1
3.	Chevron Corp.	3.0
4.	Microsoft Corp.	2.8
5.	Pfizer, Inc.	2.5
6.	UnitedHealth Group, Inc.	2.2
7.	Lorillard, Inc.	2.1
8.	Wyndham Worldwide Corp.	2.1
9.	PNC Financial Services Group, Inc.	2.0
10.	Eaton Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.3%
Health Care	13.6
Financials	13.4
Energy	13.2
Consumer Staples	11.5
Consumer Discretionary	10.7
Industrials	9.5
Materials	3.3
Telecommunication Services	3.0
Utilities	2.9
Short-Term Investment	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.13)%	(0.10)%	(2.48)%	6.65%
With Sales Charge**		(12.00)	(5.34)	(3.53)	6.00
CLASS C SHARES	2/19/05
Without CDSC		(7.35)	(0.57)	(2.97)	6.23
With CDSC***		(8.35)	(1.57)	(2.97)	6.23
SELECT CLASS SHARES	2/28/03	(6.95)	0.21	(2.23)	6.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.43%
Russell 1000 Value Index	-5.22%

Net Assets as of 12/31/2011 (In Thousands)	$786,045

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the six months ended December 31, 2011. The Fund’s stock selection in the financials and materials sectors detracted from relative performance, while the Fund’s stock selection in the telecommunication services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Xerox Corp. and MetLife, Inc. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Xerox Corp. declined due to concerns about weak spending by corporations. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares.

Individual contributors to relative performance included the Fund’s positions in ACE Ltd., Apple, Inc. and Macy’s, Inc. Shares of insurer ACE Ltd. gained on very good operational results and the prospect of an improving insurance market. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of retailer Macy’s, Inc. rose due to strong sales at the company’s stores.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pfizer, Inc.	4.4%
2.	Wells Fargo & Co.	3.1
3.	Chevron Corp.	3.1
4.	Exxon Mobil Corp.	2.8
5.	AT&T, Inc.	2.6
6.	ConocoPhillips	2.5
7.	Citigroup, Inc.	2.1
8.	General Electric Co.	2.1
9.	ACE Ltd., (Switzerland)	2.0
10.	PNC Financial Services Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.0%
Health Care	13.5
Energy	12.5
Information Technology	9.0
Consumer Discretionary	8.1
Industrials	8.0
Consumer Staples	7.3
Utilities	6.9
Telecommunication Services	5.7
Materials	2.5
Short-Term Investment	2.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2011. The Fund’s composition is subject to change.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(7.53)%	(1.17)%	(2.59)%	7.79%
With Sales Charge**		(12.39)	(6.36)	(3.64)	7.14
CLASS C SHARES	2/19/05
Without CDSC		(7.77)	(1.69)	(3.08)	7.37
With CDSC***		(8.77)	(2.69)	(3.08)	7.37
CLASS R2 SHARES	11/3/08	(7.64)	(1.42)	(2.74)	7.69
CLASS R5 SHARES	5/15/06	(7.37)	(0.86)	(2.18)	8.12
CLASS R6 SHARES	11/30/10	(7.35)	(0.77)	(2.17)	8.12
SELECT CLASS SHARES	2/28/03	(7.43)	(0.99)	(2.37)	7.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 10.2%
	Auto Components — 0.4%
187	TRW Automotive Holdings Corp. (a)	6,096

	Automobiles — 1.0%
1,595	Ford Motor Co. (a)	17,167

	Diversified Consumer Services — 0.3%
107	H&R Block, Inc.	1,752
52	Weight Watchers International, Inc.	2,861

		4,613

	Hotels, Restaurants & Leisure — 1.1%
293	Brinker International, Inc.	7,833
97	Penn National Gaming, Inc. (a)	3,681
198	Wyndham Worldwide Corp.	7,505

		19,019

	Household Durables — 0.2%
110	Jarden Corp.	3,275

	Internet & Catalog Retail — 0.5%
48	Amazon.com, Inc. (a)	8,361

	Leisure Equipment & Products — 0.3%
83	Polaris Industries, Inc.	4,652

	Media — 2.2%
384	CBS Corp. (Non-Voting), Class B	10,421
150	Time Warner Cable, Inc.	9,561
380	Viacom, Inc., Class B	17,256

		37,238

	Multiline Retail — 1.8%
133	Dillard’s, Inc., Class A	5,987
769	Macy’s, Inc.	24,756

		30,743

	Specialty Retail — 1.4%
38	AutoZone, Inc. (a)	12,251
142	Best Buy Co., Inc.	3,316
299	GameStop Corp., Class A (a) (c)	7,213

		22,780

	Textiles, Apparel & Luxury Goods — 1.0%
63	Deckers Outdoor Corp. (a)	4,776
97	V.F. Corp.	12,293

		17,069

	Total Consumer Discretionary	171,013

	Consumer Staples — 9.3%
	Beverages — 0.4%
360	Constellation Brands, Inc., Class A (a)	7,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.5%
339	CVS Caremark Corp.	13,804
563	Kroger Co. (The)	13,628
243	Wal-Mart Stores, Inc.	14,522

		41,954

	Food Products — 1.6%
205	Campbell Soup Co.	6,824
265	ConAgra Foods, Inc.	6,986
295	Smithfield Foods, Inc. (a)	7,160
293	Tyson Foods, Inc., Class A	6,050

		27,020

	Household Products — 2.3%
47	Colgate-Palmolive Co.	4,333
85	Energizer Holdings, Inc. (a)	6,586
375	Kimberly-Clark Corp.	27,614

		38,533

	Personal Products — 0.2%
68	Nu Skin Enterprises, Inc., Class A	3,317

	Tobacco — 2.3%
230	Altria Group, Inc.	6,808
43	Lorillard, Inc.	4,868
337	Philip Morris International, Inc.	26,463

		38,139

	Total Consumer Staples	156,413

	Energy — 11.8%
	Energy Equipment & Services — 2.8%
354	Baker Hughes, Inc.	17,194
120	Halliburton Co.	4,141
129	Helmerich & Payne, Inc.	7,529
258	National Oilwell Varco, Inc.	17,507

		46,371

	Oil, Gas & Consumable Fuels — 9.0%
258	Chevron Corp.	27,430
183	ConocoPhillips	13,306
762	Exxon Mobil Corp.	64,625
708	Marathon Oil Corp.	20,714
251	Occidental Petroleum Corp.	23,491
60	Valero Energy Corp.	1,265

		150,831

	Total Energy	197,202

	Financials — 14.7%
	Capital Markets — 0.8%
199	Ameriprise Financial, Inc.	9,893

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Capital Markets — Continued
44	Goldman Sachs Group, Inc. (The)	4,008

		13,901

	Commercial Banks — 3.6%
989	Fifth Third Bancorp	12,580
418	PNC Financial Services Group, Inc.	24,089
123	SunTrust Banks, Inc.	2,184
750	Wells Fargo & Co.	20,682

		59,535

	Consumer Finance — 1.6%
623	Capital One Financial Corp.	26,342

	Diversified Financial Services — 2.3%
2,134	Bank of America Corp.	11,867
999	Citigroup, Inc.	26,271

		38,138

	Insurance — 3.8%
318	ACE Ltd., (Switzerland)	22,277
680	MetLife, Inc.	21,196
186	Protective Life Corp.	4,203
322	Prudential Financial, Inc.	16,119

		63,795

	Real Estate Investment Trusts (REITs) — 2.6%
425	Annaly Capital Management, Inc.	6,786
269	HCP, Inc.	11,161
154	Health Care REIT, Inc.	8,403
306	Hospitality Properties Trust	7,037
135	ProLogis, Inc.	3,854
128	Ventas, Inc.	7,046

		44,287

	Total Financials	245,998

	Health Care — 11.5%
	Biotechnology — 3.1%
438	Amgen, Inc.	28,131
429	Gilead Sciences, Inc. (a)	17,567
185	Vertex Pharmaceuticals, Inc. (a)	6,147

		51,845

	Health Care Equipment & Supplies — 1.6%
234	Baxter International, Inc.	11,574
325	Covidien plc, (Ireland)	14,619

		26,193

	Health Care Providers & Services — 2.2%
160	Humana, Inc.	13,982
447	UnitedHealth Group, Inc.	22,654

		36,636

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.6%
224	Endo Pharmaceuticals Holdings, Inc. (a)	7,745
238	Merck & Co., Inc.	8,973
2,425	Pfizer, Inc.	52,471
526	Warner Chilcott plc, (Ireland), Class A (a)	7,963

		77,152

	Total Health Care	191,826

	Industrials — 10.9%
	Aerospace & Defense — 3.2%
347	General Dynamics Corp.	23,058
559	Honeywell International, Inc.	30,403

		53,461

	Airlines — 0.7%
81	Alaska Air Group, Inc. (a)	6,105
291	United Continental Holdings, Inc. (a)	5,497

		11,602

	Industrial Conglomerates — 1.7%
614	Tyco International Ltd., (Switzerland)	28,670

	Machinery — 3.6%
279	Caterpillar, Inc.	25,250
79	Joy Global, Inc.	5,908
176	Navistar International Corp. (a)	6,655
233	Parker Hannifin Corp.	17,781
65	Stanley Black & Decker, Inc.	4,408

		60,002

	Professional Services — 0.6%
102	Dun & Bradstreet Corp. (The)	7,640
60	Towers Watson & Co., Class A	3,584

		11,224

	Road & Rail — 1.1%
250	Norfolk Southern Corp.	18,215

	Total Industrials	183,174

	Information Technology — 18.1%
	Communications Equipment — 1.6%
650	Cisco Systems, Inc.	11,754
283	QUALCOMM, Inc.	15,464

		27,218

	Computers & Peripherals — 5.2%
174	Apple, Inc. (a)	70,389
202	Dell, Inc. (a)	2,948
244	EMC Corp. (a)	5,264
158	SanDisk Corp. (a)	7,751

		86,352

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 0.3%
571	Vishay Intertechnology, Inc. (a)	5,133

	Internet Software & Services — 1.0%
15	Google, Inc., Class A (a)	9,366
172	IAC/InterActiveCorp.	7,314

		16,680

	IT Services — 3.6%
48	Alliance Data Systems Corp. (a)	5,005
265	International Business Machines Corp.	48,811
15	MasterCard, Inc., Class A	5,480

		59,296

	Office Electronics — 0.5%
1,020	Xerox Corp.	8,116

	Semiconductors & Semiconductor Equipment — 1.9%
327	Broadcom Corp., Class A (a)	9,592
343	Freescale Semiconductor Holdings I Ltd. (a)	4,343
559	Xilinx, Inc.	17,905

		31,840

	Software — 4.0%
1,782	Microsoft Corp.	46,269
516	Oracle Corp.	13,233
405	Symantec Corp. (a)	6,340
184	Zynga, Inc., Class A (a)	1,732

		67,574

	Total Information Technology	302,209

	Materials — 4.0%
	Chemicals — 2.6%
87	CF Industries Holdings, Inc.	12,584
93	E.I. du Pont de Nemours & Co.	4,244
184	LyondellBasell Industries N.V., (Netherlands), Class A	5,968
151	Monsanto Co.	10,545
121	PPG Industries, Inc.	10,086

		43,427

	Metals & Mining — 1.4%
549	Freeport-McMoRan Copper & Gold, Inc.	20,194
62	Newmont Mining Corp.	3,709

		23,903

	Total Materials	67,330

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
619	AT&T, Inc.	18,716
547	CenturyLink, Inc.	20,334

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
506	Verizon Communications, Inc.	20,281

	Total Telecommunication Services	59,331

	Utilities — 3.8%
	Electric Utilities — 2.2%
520	American Electric Power Co., Inc.	21,471
176	NextEra Energy, Inc.	10,715
139	PPL Corp.	4,074

		36,260

	Multi-Utilities — 1.6%
496	Sempra Energy	27,275

	Total Utilities	63,535

	Total Common Stocks (Cost $1,441,854)	1,638,031

Short-Term Investment — 2.2%
	Investment Company — 2.2%
36,712	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $36,712)	36,712

Investments of Cash Collateral for Securities on Loan —0.2%
	Investment Company — 0.2%
2,627	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,627)	2,627

	Total Investments — 100.2% (Cost $1,481,193)	1,677,370
	Liabilities in Excess of Other Assets — (0.2)%	(3,100)

	NET ASSETS — 100.0%	$1,674,270

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
250	E-mini S&P 500	03/16/12	$15,658	$453

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 12.6%
	Automobiles — 1.1%
613	Ford Motor Co. (a)	6,598

	Diversified Consumer Services — 0.2%
23	ITT Educational Services, Inc. (a)	1,309

	Hotels, Restaurants & Leisure — 3.1%
109	Brinker International, Inc.	2,909
69	Carnival Corp.	2,246
43	McDonald’s Corp.	4,284
68	Penn National Gaming, Inc. (a)	2,573
69	Wyndham Worldwide Corp.	2,603
77	Yum! Brands, Inc.	4,526

		19,141

	Household Durables — 0.4%
42	Tempur-Pedic International, Inc. (a)	2,206

	Internet & Catalog Retail — 2.1%
38	Amazon.com, Inc. (a)	6,612
14	priceline.com, Inc. (a)	6,548

		13,160

	Leisure Equipment & Products — 0.5%
44	Mattel, Inc.	1,227
29	Polaris Industries, Inc.	1,612

		2,839

	Media — 2.4%
116	CBS Corp. (Non-Voting), Class B	3,159
122	DIRECTV, Class A (a)	5,212
19	Time Warner Cable, Inc.	1,189
121	Viacom, Inc., Class B	5,490

		15,050

	Multiline Retail — 1.3%
249	Macy’s, Inc.	8,006

	Specialty Retail — 1.2%
18	AutoZone, Inc. (a)	5,915
46	Limited Brands, Inc.	1,844

		7,759

	Textiles, Apparel & Luxury Goods — 0.3%
24	Deckers Outdoor Corp. (a)	1,844

	Total Consumer Discretionary	77,912

	Consumer Staples — 11.4%
	Beverages — 0.4%
127	Constellation Brands, Inc., Class A (a)	2,631

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.2%
47	CVS Caremark Corp.	1,929
161	Kroger Co. (The)	3,887
237	Wal-Mart Stores, Inc.	14,145

		19,961

	Food Products — 1.8%
79	Campbell Soup Co.	2,633
98	ConAgra Foods, Inc.	2,584
113	Smithfield Foods, Inc. (a)	2,746
136	Tyson Foods, Inc., Class A	2,803

		10,766

	Household Products — 1.8%
35	Colgate-Palmolive Co.	3,188
107	Kimberly-Clark Corp.	7,893

		11,081

	Personal Products — 0.2%
25	Nu Skin Enterprises, Inc., Class A	1,234

	Tobacco — 4.0%
86	Altria Group, Inc.	2,535
16	Lorillard, Inc.	1,870
261	Philip Morris International, Inc.	20,452

		24,857

	Total Consumer Staples	70,530

	Energy — 10.9%
	Energy Equipment & Services — 3.0%
131	Baker Hughes, Inc.	6,367
90	Halliburton Co.	3,120
52	Helmerich & Payne, Inc.	3,029
87	National Oilwell Varco, Inc.	5,935

		18,451

	Oil, Gas & Consumable Fuels — 7.9%
11	Chevron Corp.	1,168
383	Exxon Mobil Corp.	32,429
267	Marathon Oil Corp.	7,818
84	Occidental Petroleum Corp.	7,908

		49,323

	Total Energy	67,774

	Financials — 4.1%
	Capital Markets — 0.5%
62	Ameriprise Financial, Inc.	3,098

	Consumer Finance — 1.3%
203	Capital One Financial Corp.	8,564

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.6%
455	Bank of America Corp.	2,529
44	Citigroup, Inc.	1,168

		3,697

	Insurance — 0.7%
26	Everest Re Group Ltd., (Bermuda)	2,161
67	Validus Holdings Ltd., (Bermuda)	2,120

		4,281

	Real Estate Investment Trusts (REITs) — 1.0%
85	Hospitality Properties Trust	1,962
75	Ventas, Inc.	4,157

		6,119

	Total Financials	25,759

	Health Care — 11.2%
	Biotechnology — 4.6%
67	Alexion Pharmaceuticals, Inc. (a)	4,812
47	Amgen, Inc.	3,044
65	Celgene Corp. (a)	4,387
333	Gilead Sciences, Inc. (a)	13,613
80	Vertex Pharmaceuticals, Inc. (a)	2,654

		28,510

	Health Care Equipment & Supplies — 1.4%
102	Baxter International, Inc.	5,027
83	Covidien plc, (Ireland)	3,736

		8,763

	Health Care Providers & Services — 2.0%
45	Humana, Inc.	3,898
164	UnitedHealth Group, Inc.	8,322

		12,220

	Pharmaceuticals — 3.2%
83	Endo Pharmaceuticals Holdings, Inc. (a)	2,877
497	Pfizer, Inc.	10,744
213	Warner Chilcott plc, (Ireland), Class A (a)	3,216
48	Watson Pharmaceuticals, Inc. (a)	2,890

		19,727

	Total Health Care	69,220

	Industrials — 11.8%
	Aerospace & Defense — 3.0%
115	General Dynamics Corp.	7,664
203	Honeywell International, Inc.	11,038

		18,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 0.9%
26	Alaska Air Group, Inc. (a)	1,945
254	Delta Air Lines, Inc. (a)	2,051
78	United Continental Holdings, Inc. (a)	1,462

		5,458

	Industrial Conglomerates — 1.5%
118	General Electric Co.	2,121
153	Tyco International Ltd., (Switzerland)	7,151

		9,272

	Machinery — 4.9%
105	Caterpillar, Inc.	9,495
34	Joy Global, Inc.	2,572
69	Navistar International Corp. (a)	2,610
119	Parker Hannifin Corp.	9,081
64	Stanley Black & Decker, Inc.	4,313
53	WABCO Holdings, Inc. (a)	2,313

		30,384

	Professional Services — 0.7%
40	Dun & Bradstreet Corp. (The)	2,956
24	Towers Watson & Co., Class A	1,408

		4,364

	Road & Rail — 0.8%
252	CSX Corp.	5,303

	Total Industrials	73,483

	Information Technology — 28.3%
	Communications Equipment — 2.0%
70	Cisco Systems, Inc.	1,271
202	QUALCOMM, Inc.	11,044

		12,315

	Computers & Peripherals — 8.2%
111	Apple, Inc. (a)	45,137
181	Dell, Inc. (a)	2,648
69	SanDisk Corp. (a)	3,411

		51,196

	Electronic Equipment, Instruments & Components — 0.2%
146	Vishay Intertechnology, Inc. (a)	1,316

	Internet Software & Services — 1.9%
14	Google, Inc., Class A (a)	8,784
65	IAC/InterActiveCorp.	2,769

		11,553

	IT Services — 6.7%
21	Accenture plc, (Ireland), Class A	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
29	Alliance Data Systems Corp. (a)	2,975
144	International Business Machines Corp.	26,525
6	MasterCard, Inc., Class A	2,125
491	Western Union Co. (The)	8,969

		41,685

	Office Electronics — 0.3%
225	Xerox Corp.	1,792

	Semiconductors & Semiconductor Equipment — 2.0%
137	Broadcom Corp., Class A (a)	4,031
127	Freescale Semiconductor Holdings I Ltd. (a)	1,600
208	Xilinx, Inc.	6,653

		12,284

	Software — 7.0%
925	Microsoft Corp.	24,009
524	Oracle Corp.	13,438
363	Symantec Corp. (a)	5,676
68	Zynga, Inc., Class A (a)	639

		43,762

	Total Information Technology	175,903

	Materials — 5.1%
	Chemicals — 3.5%
33	CF Industries Holdings, Inc.	4,799
75	LyondellBasell Industries N.V., (Netherlands), Class A	2,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
118	Monsanto Co.	8,282
74	PPG Industries, Inc.	6,203

		21,734

	Metals & Mining — 1.6%
263	Freeport-McMoRan Copper & Gold, Inc.	9,687

	Total Materials	31,421

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
176	CenturyLink, Inc.	6,548

	Total Common Stocks (Cost $513,707)	598,550

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,974	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $20,974)	20,974

	Total Investments — 99.9% (Cost $534,681)	619,524
	Other Assets in Excess of Liabilities — 0.1%	894

	NET ASSETS — 100.0%	$620,418

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	E-mini S&P 500	03/16/12	$8,142	$218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 15.9%
	Auto Components — 1.0%
46	Autoliv, Inc., (Sweden)	2,445
11	Lear Corp.	418
40	TRW Automotive Holdings Corp. (a)	1,297

		4,160

	Distributors — 0.0% (g)
4	Genuine Parts Co.	233

	Diversified Consumer Services — 2.4%
32	Apollo Group, Inc., Class A (a)	1,729
18	Career Education Corp. (a)	140
184	H&R Block, Inc.	3,005
29	ITT Educational Services, Inc. (a) (c)	1,627
319	Service Corp. International	3,402

		9,903

	Hotels, Restaurants & Leisure — 2.0%
89	Brinker International, Inc.	2,371
146	Wyndham Worldwide Corp.	5,535
3	Wynn Resorts Ltd.	309

		8,215

	Household Durables — 1.3%
28	Garmin Ltd., (Switzerland)	1,115
80	Leggett & Platt, Inc.	1,841
22	Tempur-Pedic International, Inc. (a)	1,176
24	Tupperware Brands Corp.	1,315

		5,447

	Internet & Catalog Retail — 0.5%
46	Groupon, Inc. (a)	957
2	priceline.com, Inc. (a)	936

		1,893

	Leisure Equipment & Products — 0.1%
20	Mattel, Inc.	541

	Media — 1.9%
214	CBS Corp. (Non-Voting), Class B	5,801
77	DISH Network Corp., Class A	2,187

		7,988

	Multiline Retail — 2.7%
3	Big Lots, Inc. (a)	121
32	Dillard’s, Inc., Class A	1,449
292	Macy’s, Inc.	9,384

		10,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
11	AutoZone, Inc. (a)	3,607
90	Best Buy Co., Inc.	2,094
188	GameStop Corp., Class A (a) (c)	4,530
15	Limited Brands, Inc.	597
23	TJX Cos., Inc.	1,478
41	Urban Outfitters, Inc. (a)	1,136

		13,442

	Textiles, Apparel & Luxury Goods — 0.7%
100	Michael Kors Holdings Ltd., (Hong Kong) (a)	2,728

	Total Consumer Discretionary	65,504

	Consumer Staples — 6.5%
	Beverages — 1.3%
10	Coca-Cola Enterprises, Inc.	270
245	Constellation Brands, Inc., Class A (a)	5,068

		5,338

	Food & Staples Retailing — 0.6%
281	SUPERVALU, Inc. (c)	2,279

	Food Products — 2.3%
189	Campbell Soup Co.	6,269
7	Corn Products International, Inc.	346
54	Smithfield Foods, Inc. (a)	1,318
80	Tyson Foods, Inc., Class A	1,643

		9,576

	Tobacco — 2.3%
83	Lorillard, Inc.	9,405

	Total Consumer Staples	26,598

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
10	Baker Hughes, Inc.	471
9	Core Laboratories N.V., (Netherlands)	1,048
16	Dresser-Rand Group, Inc. (a)	784
20	National Oilwell Varco, Inc.	1,333
68	Oil States International, Inc. (a)	5,174
4	SEACOR Holdings, Inc. (a)	356
22	Unit Corp. (a)	1,028

		10,194

	Oil, Gas & Consumable Fuels — 4.2%
41	Cimarex Energy Co.	2,547
96	Energen Corp.	4,800
74	HollyFrontier Corp.	1,720
33	Laredo Petroleum Holdings, Inc. (a)	745
18	Murphy Oil Corp.	1,020

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
44	Newfield Exploration Co. (a)	1,675
13	Noble Energy, Inc.	1,232
31	Southern Union Co.	1,318
23	Sunoco, Inc.	931
69	Valero Energy Corp.	1,457

		17,445

	Total Energy	27,639

	Financials — 18.5%
	Capital Markets — 1.1%
33	Affiliated Managers Group, Inc. (a)	3,138
197	American Capital Ltd. (a)	1,324

		4,462

	Commercial Banks — 1.9%
21	BOK Financial Corp.	1,148
7	City National Corp.	327
4	Cullen/Frost Bankers, Inc.	217
92	Fifth Third Bancorp	1,171
110	Huntington Bancshares, Inc.	606
240	KeyCorp	1,847
11	M&T Bank Corp.	802
168	TCF Financial Corp.	1,737

		7,855

	Consumer Finance — 1.9%
329	Discover Financial Services	7,896

	Diversified Financial Services — 0.8%
140	NASDAQ OMX Group, Inc. (The) (a)	3,430

	Insurance — 5.1%
30	Allied World Assurance Co. Holdings AG, (Switzerland)	1,900
132	American Financial Group, Inc.	4,881
64	Arch Capital Group Ltd., (Bermuda) (a)	2,381
28	Assurant, Inc.	1,156
136	Assured Guaranty Ltd., (Bermuda)	1,784
19	Axis Capital Holdings Ltd., (Bermuda)	607
9	Everest Re Group Ltd., (Bermuda)	715
53	Hartford Financial Services Group, Inc.	866
37	Lincoln National Corp.	709
49	Principal Financial Group, Inc.	1,208
47	Protective Life Corp.	1,067
13	Reinsurance Group of America, Inc.	674
17	Torchmark Corp.	718
114	Unum Group	2,398

		21,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.2%
255	Annaly Capital Management, Inc.	4,063
91	Apartment Investment & Management Co., Class A	2,083
86	Brandywine Realty Trust	821
17	Camden Property Trust	1,027
28	Chimera Investment Corp.	71
53	CommonWealth REIT	878
58	Developers Diversified Realty Corp.	710
50	Douglas Emmett, Inc. (m)	917
336	Duke Realty Corp.	4,052
24	Equity Residential	1,346
49	Health Care REIT, Inc.	2,688
220	Hospitality Properties Trust	5,066
30	Mack-Cali Realty Corp.	795
6	SL Green Realty Corp.	407
35	Taubman Centers, Inc.	2,186
44	Ventas, Inc.	2,402

		29,512

	Real Estate Management & Development — 0.1%
25	Forest City Enterprises, Inc., Class A (a)	297

	Thrifts & Mortgage Finance — 0.4%
131	New York Community Bancorp, Inc.	1,622

	Total Financials	76,138

	Health Care — 9.2%
	Biotechnology — 0.8%
14	Pharmasset, Inc. (a)	1,846
36	United Therapeutics Corp. (a)	1,696

		3,542

	Health Care Equipment & Supplies — 2.5%
100	Cooper Cos., Inc. (The)	7,038
52	Hologic, Inc. (a)	903
41	Zimmer Holdings, Inc. (a)	2,201

		10,142

	Health Care Providers & Services — 3.7%
32	Aetna, Inc.	1,338
135	AmerisourceBergen Corp.	5,013
60	Community Health Systems, Inc. (a)	1,038
51	Humana, Inc.	4,433
89	LifePoint Hospitals, Inc. (a)	3,292

		15,114

	Life Sciences Tools & Services — 0.7%
20	Agilent Technologies, Inc. (a)	709
54	Life Technologies Corp. (a)	2,105

		2,814

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 1.5%
103	Endo Pharmaceuticals Holdings, Inc. (a)	3,567
51	Mylan, Inc. (a)	1,086
117	Warner Chilcott plc, (Ireland), Class A (a)	1,764

		6,417

	Total Health Care	38,029

	Industrials — 11.2%
	Aerospace & Defense — 1.6%
9	Alliant Techsystems, Inc.	509
11	Exelis, Inc.	103
3	Huntington Ingalls Industries, Inc. (a)	97
69	L-3 Communications Holdings, Inc.	4,621
19	Northrop Grumman Corp.	1,082

		6,412

	Airlines — 0.9%
24	Copa Holdings S.A., (Panama), Class A	1,385
120	United Continental Holdings, Inc. (a)	2,268

		3,653

	Commercial Services & Supplies — 0.6%
32	KAR Auction Services, Inc. (a)	434
24	Pitney Bowes, Inc.	447
115	R.R. Donnelley & Sons Co.	1,655

		2,536

	Construction & Engineering — 2.1%
50	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,901
183	KBR, Inc.	5,089
54	URS Corp. (a)	1,886

		8,876

	Electrical Equipment — 1.4%
56	Hubbell, Inc., Class B	3,768
35	Thomas & Betts Corp. (a)	1,900

		5,668

	Machinery — 3.5%
58	AGCO Corp. (a)	2,471
6	ITT Corp.	110
76	Navistar International Corp. (a)	2,868
80	Parker Hannifin Corp.	6,111
68	Timken Co.	2,644
11	Xylem, Inc.	293

		14,497

	Marine — 0.3%
20	Kirby Corp. (a)	1,304

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.1%
4	Dun & Bradstreet Corp. (The)	269

	Road & Rail — 0.7%
84	CSX Corp.	1,772
18	Ryder System, Inc.	951

		2,723

	Total Industrials	45,938

	Information Technology — 14.2%
	Communications Equipment — 0.6%
54	Brocade Communications Systems, Inc. (a)	280
57	Harris Corp.	2,049

		2,329

	Computers & Peripherals — 2.0%
65	Lexmark International, Inc., Class A	2,140
108	NCR Corp. (a)	1,782
29	QLogic Corp. (a)	429
28	SanDisk Corp. (a)	1,388
75	Western Digital Corp. (a)	2,321

		8,060

	Electronic Equipment, Instruments & Components — 1.5%
64	Arrow Electronics, Inc. (a)	2,383
87	Avnet, Inc. (a)	2,717
9	Tech Data Corp. (a)	440
70	Vishay Intertechnology, Inc. (a)	629

		6,169

	Internet Software & Services — 1.4%
84	IAC/InterActiveCorp.	3,566
37	LinkedIn Corp., Class A (a)	2,319

		5,885

	IT Services — 3.5%
55	Alliance Data Systems Corp. (a) (c)	5,696
13	Amdocs Ltd. (a)	357
53	Broadridge Financial Solutions, Inc.	1,197
59	Computer Sciences Corp.	1,395
22	DST Systems, Inc.	1,002
64	Fidelity National Information Services, Inc.	1,691
56	Lender Processing Services, Inc.	839
181	SAIC, Inc. (a)	2,223

		14,400

	Office Electronics — 0.6%
307	Xerox Corp.	2,443

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 1.9%
21	Analog Devices, Inc.	759
28	Fairchild Semiconductor International, Inc. (a)	338
12	Linear Technology Corp.	371
288	LSI Corp. (a)	1,715
114	Marvell Technology Group Ltd., (Bermuda) (a)	1,576
215	Micron Technology, Inc. (a)	1,353
37	Teradyne, Inc. (a)	504
39	Xilinx, Inc.	1,265

		7,881

	Software — 2.7%
57	BMC Software, Inc. (a)	1,882
241	CA, Inc.	4,876
14	Rovi Corp. (a)	347
85	Symantec Corp. (a)	1,326
32	Synopsys, Inc. (a)	876
203	Zynga, Inc., Class A (a)	1,906

		11,213

	Total Information Technology	58,380

	Materials — 7.1%
	Chemicals — 3.4%
19	Ashland, Inc.	1,069
19	CF Industries Holdings, Inc.	2,784
98	PPG Industries, Inc.	8,190
48	Valspar Corp.	1,867

		13,910

	Containers & Packaging — 0.6%
44	Crown Holdings, Inc. (a)	1,481
16	Rock-Tenn Co., Class A	940

		2,421

	Metals & Mining — 2.0%
47	Cliffs Natural Resources, Inc.	2,937
24	Reliance Steel & Aluminum Co.	1,188
17	Royal Gold, Inc.	1,166
11	Schnitzer Steel Industries, Inc., Class A	482
44	Walter Energy, Inc.	2,686

		8,459

	Paper & Forest Products — 1.1%
25	Domtar Corp., (Canada)	2,015
80	International Paper Co.	2,374

		4,389

	Total Materials	29,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
268	Frontier Communications Corp.	1,378
94	Windstream Corp.	1,108

		2,486

	Wireless Telecommunication Services — 0.4%
61	Telephone & Data Systems, Inc.	1,569

	Total Telecommunication Services	4,055

	Utilities — 8.4%
	Electric Utilities — 0.7%
22	Entergy Corp.	1,600
38	NV Energy, Inc.	618
16	Pinnacle West Capital Corp.	761

		2,979

	Gas Utilities — 1.1%
18	AGL Resources, Inc.	765
57	Questar Corp.	1,136
89	UGI Corp.	2,625

		4,526

	Independent Power Producers & Energy Traders — 0.7%
148	AES Corp. (The) (a)	1,754
24	Constellation Energy Group, Inc.	960

		2,714

	Multi-Utilities — 5.9%
43	Alliant Energy Corp.	1,881
60	Ameren Corp.	2,001
185	CenterPoint Energy, Inc.	3,723
81	CMS Energy Corp.	1,782
40	Consolidated Edison, Inc.	2,469
69	DTE Energy Co.	3,735
12	Integrys Energy Group, Inc.	666
53	MDU Resources Group, Inc.	1,131
80	Sempra Energy	4,395
135	TECO Energy, Inc.	2,585

		24,368

	Total Utilities	34,587

	Total Common Stocks (Cost $355,302)	406,047

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
730	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $732)	732

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.0%
	Investment Company — 2.0%
8,176	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $8,176)	8,176

Investment of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
6,230	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $6,230)	6,230

	Total Investments — 102.4% (Cost $370,440)	421,185
	Liabilities in Excess of Other Assets — (2.4)%	(9,875)

	NET ASSETS — 100.0%	$411,310

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	S&P Mid Cap 400	03/16/12	$1,755	$35

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
		Consumer Discretionary — 10.7%
		Auto Components — 0.5%
1		TRW Automotive Holdings Corp. (a)	42

		Hotels, Restaurants & Leisure — 2.1%
5		Wyndham Worldwide Corp.	187

		Leisure Equipment & Products — 0.7%
1		Polaris Industries, Inc.	62

		Media — 2.5%
2		Time Warner Cable, Inc.	135
—	(h)	Time Warner, Inc.	10
2		Viacom, Inc., Class B	84

			229

		Multiline Retail — 0.9%
2		Macy’s, Inc.	79

		Specialty Retail — 3.2%
—	(h)	AutoZone, Inc. (a)	81
4		Best Buy Co., Inc.	90
8		Staples, Inc.	112

			283

		Textiles, Apparel & Luxury Goods — 0.8%
1		V.F. Corp.	76

		Total Consumer Discretionary	958

		Consumer Staples — 11.4%
		Beverages — 0.6%
3		Constellation Brands, Inc., Class A (a)	57

		Food & Staples Retailing — 3.3%
2		CVS Caremark Corp.	86
3		Kroger Co. (The)	80
2		Wal-Mart Stores, Inc.	124

			290

		Food Products — 2.1%
2		Campbell Soup Co.	51
2		Smithfield Foods, Inc. (a)	58
4		Tyson Foods, Inc., Class A	82

			191

		Household Products — 2.2%
1		Colgate-Palmolive Co.	58
1		Energizer Holdings, Inc. (a)	95
1		Kimberly-Clark Corp.	46

			199

		Tobacco — 3.2%
2		Lorillard, Inc.	188

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — Continued
1		Philip Morris International, Inc.	98

			286

		Total Consumer Staples	1,023

		Energy — 13.2%
		Energy Equipment & Services — 1.2%
1		Halliburton Co.	40
1		National Oilwell Varco, Inc.	70

			110

		Oil, Gas & Consumable Fuels — 12.0%
—	(h)	Apache Corp.	41
3		Chevron Corp.	271
2		ConocoPhillips	131
1		Energen Corp.	70
4		Exxon Mobil Corp.	369
3		Marathon Oil Corp.	91
1		Occidental Petroleum Corp.	98

			1,071

		Total Energy	1,181

		Financials — 13.3%
		Capital Markets — 1.6%
2		Ameriprise Financial, Inc.	103
1		Bank of New York Mellon Corp. (The)	25
—	(h)	Goldman Sachs Group, Inc. (The)	14

			142

		Commercial Banks — 4.1%
1		BB&T Corp.	25
4		KeyCorp	32
3		PNC Financial Services Group, Inc.	180
5		Wells Fargo & Co.	128

			365

		Consumer Finance — 1.5%
2		Capital One Financial Corp.	99
1		Nelnet, Inc., Class A	34

			133

		Diversified Financial Services — 1.2%
6		Bank of America Corp.	34
3		Citigroup, Inc.	79

			113

		Insurance — 2.9%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	73
4		CNO Financial Group, Inc. (a)	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
1		MetLife, Inc.	39
1		Protective Life Corp.	14
2		Prudential Financial, Inc.	109

			262

		Real Estate Investment Trusts (REITs) — 2.0%
2		Ashford Hospitality Trust, Inc.	17
7		Brandywine Realty Trust	65
3		CBL & Associates Properties, Inc.	41
2		First Industrial Realty Trust, Inc. (a)	18
1		LaSalle Hotel Properties	20
2		Pennsylvania Real Estate Investment Trust	17

			178

		Total Financials	1,193

		Health Care — 13.6%
		Biotechnology — 2.4%
1		Alexion Pharmaceuticals, Inc. (a)	45
1		Amgen, Inc.	32
—	(h)	Biogen Idec, Inc. (a)	41
3		Vertex Pharmaceuticals, Inc. (a)	97

			215

		Health Care Equipment & Supplies — 2.6%
1		Baxter International, Inc.	47
1		Cooper Cos., Inc. (The)	77
2		Covidien plc, (Ireland)	79
1		Medtronic, Inc.	27

			230

		Health Care Providers & Services — 4.6%
2		Aetna, Inc.	67
1		AmerisourceBergen Corp.	53
1		Humana, Inc.	96
4		UnitedHealth Group, Inc.	198

			414

		Life Sciences Tools & Services — 0.5%
1		Agilent Technologies, Inc. (a)	43

		Pharmaceuticals — 3.5%
1		Endo Pharmaceuticals Holdings, Inc. (a)	43
10		Pfizer, Inc.	226
3		Warner Chilcott plc, (Ireland), Class A (a)	43

			312

		Total Health Care	1,214

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 9.4%
		Aerospace & Defense — 1.9%
2		General Dynamics Corp.	106
1		Honeywell International, Inc.	68

			174

		Airlines — 0.9%
3		Delta Air Lines, Inc. (a)	21
3		United Continental Holdings, Inc. (a)	64

			85

		Commercial Services & Supplies — 0.2%
1		R.R. Donnelley & Sons Co.	16

		Construction & Engineering — 1.7%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	71
2		KBR, Inc.	58
1		MasTec, Inc. (a)	24

			153

		Machinery — 3.7%
—	(h)	Cummins, Inc.	22
4		Eaton Corp.	171
—	(h)	Joy Global, Inc.	24
1		Stanley Black & Decker, Inc.	54
2		Timken Co.	59

			330

		Professional Services — 0.6%
1		Towers Watson & Co., Class A	50

		Road & Rail — 0.4%
1		Norfolk Southern Corp.	36

		Total Industrials	844

		Information Technology — 18.2%
		Communications Equipment — 2.6%
5		Cisco Systems, Inc.	82
1		Harris Corp.	29
2		QUALCOMM, Inc.	119

			230

		Computers & Peripherals — 5.4%
1		Apple, Inc. (a)	365
1		Dell, Inc. (a)	9
3		EMC Corp. (a)	59
1		SanDisk Corp. (a)	50

			483

		Electronic Equipment, Instruments & Components — 0.2%
2		Vishay Intertechnology, Inc. (a)	21

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 0.8%
2		IAC/InterActiveCorp.	72

		IT Services — 2.6%
1		Alliance Data Systems Corp. (a)	81
1		CSG Systems International, Inc. (a)	11
1		International Business Machines Corp.	138

			230

		Office Electronics — 0.5%
6		Xerox Corp.	45

		Semiconductors & Semiconductor Equipment — 2.1%
1		Intel Corp.	34
2		Marvell Technology Group Ltd., (Bermuda) (a)	30
1		Novellus Systems, Inc. (a)	55
1		Skyworks Solutions, Inc. (a)	24
1		Xilinx, Inc.	46

			189

		Software — 4.0%
1		BMC Software, Inc. (a)	23
10		Microsoft Corp.	250
3		Oracle Corp.	85

			358

		Total Information Technology	1,628

		Materials — 3.3%
		Chemicals — 2.9%
1		CF Industries Holdings, Inc.	91
1		E.I. du Pont de Nemours & Co.	37
1		Eastman Chemical Co.	20
1		Monsanto Co.	58
1		PPG Industries, Inc.	56

			262

		Metals & Mining — 0.4%
1		Freeport-McMoRan Copper & Gold, Inc.	23
—	(h)	Newmont Mining Corp.	13

			36

		Total Materials	298

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
4	AT&T, Inc. (m)	112
4	CenturyLink, Inc.	156

	Total Telecommunication Services	268

	Utilities — 2.9%
	Electric Utilities — 2.2%
1	Entergy Corp.	55
1	NextEra Energy, Inc.	56
2	NV Energy, Inc.	38
2	PPL Corp.	45

		194

	Multi-Utilities — 0.7%
2	Ameren Corp.	62

	Total Utilities	256

	Total Common Stocks (Cost $7,592)	8,863

Short-Term Investment — 0.6%
	Investment Company — 0.6%
56	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $56)	56

	Total Investments — 99.6% (Cost $7,648)	8,919
	Other Assets in Excess of Liabilities — 0.4%	36

	NET ASSETS — 100.0%	$8,955

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	03/16/12	$125	$2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 8.1%
	Automobiles — 1.1%
776	Ford Motor Co. (a)	8,354

	Diversified Consumer Services — 0.3%
131	H&R Block, Inc.	2,144

	Hotels, Restaurants & Leisure — 0.4%
88	Wyndham Worldwide Corp.	3,318

	Household Durables — 0.4%
102	Jarden Corp.	3,033

	Media — 2.6%
278	CBS Corp. (Non-Voting), Class B	7,548
108	Time Warner Cable, Inc.	6,846
135	Viacom, Inc., Class B	6,139

		20,533

	Multiline Retail — 1.9%
69	Dillard’s, Inc., Class A	3,110
360	Macy’s, Inc.	11,578

		14,688

	Specialty Retail — 0.8%
133	Foot Locker, Inc.	3,169
134	GameStop Corp., Class A (a) (c)	3,238

		6,407

	Textiles, Apparel & Luxury Goods — 0.6%
40	V.F. Corp.	5,118

	Total Consumer Discretionary	63,595

	Consumer Staples — 7.4%
	Beverages — 0.4%
155	Constellation Brands, Inc., Class A (a)	3,204

	Food & Staples Retailing — 1.7%
98	CVS Caremark Corp.	3,976
153	Kroger Co. (The)	3,708
74	Safeway, Inc.	1,564
105	SUPERVALU, Inc. (c)	855
49	Wal-Mart Stores, Inc.	2,934

		13,037

	Food Products — 1.5%
67	Campbell Soup Co.	2,237
121	ConAgra Foods, Inc.	3,194
129	Smithfield Foods, Inc. (a)	3,130
160	Tyson Foods, Inc., Class A	3,300

		11,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.1%
49	Energizer Holdings, Inc. (a)	3,796
133	Kimberly-Clark Corp.	9,747
156	Procter & Gamble Co. (The)	10,387

		23,930

	Tobacco — 0.7%
22	Lorillard, Inc.	2,485
43	Philip Morris International, Inc.	3,343

		5,828

	Total Consumer Staples	57,860

	Energy — 12.6%
	Energy Equipment & Services — 1.6%
129	Baker Hughes, Inc.	6,294
55	Helmerich & Payne, Inc.	3,187
46	National Oilwell Varco, Inc.	3,100

		12,581

	Oil, Gas & Consumable Fuels — 11.0%
227	Chevron Corp.	24,116
269	ConocoPhillips	19,631
256	Exxon Mobil Corp.	21,707
385	Marathon Oil Corp.	11,281
89	Occidental Petroleum Corp.	8,349
59	Valero Energy Corp.	1,233

		86,317

	Total Energy	98,898

	Financials — 24.0%
	Capital Markets — 1.8%
153	Ameriprise Financial, Inc.	7,585
34	Goldman Sachs Group, Inc. (The)	3,070
257	Morgan Stanley	3,894

		14,549

	Commercial Banks — 6.5%
161	BB&T Corp.	4,058
486	Fifth Third Bancorp	6,187
261	PNC Financial Services Group, Inc.	15,051
66	SunTrust Banks, Inc.	1,159
890	Wells Fargo & Co.	24,535

		50,990

	Consumer Finance — 1.8%
329	Capital One Financial Corp.	13,892

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 3.4%
1,781	Bank of America Corp.	9,901
633	Citigroup, Inc.	16,667

		26,568

	Insurance — 7.6%
223	ACE Ltd., (Switzerland)	15,612
51	Allied World Assurance Co. Holdings AG, (Switzerland)	3,200
95	Endurance Specialty Holdings Ltd., (Bermuda)	3,649
79	Hartford Financial Services Group, Inc.	1,282
458	MetLife, Inc.	14,271
24	PartnerRe Ltd., (Bermuda)	1,541
102	Protective Life Corp.	2,301
231	Prudential Financial, Inc.	11,588
24	Reinsurance Group of America, Inc.	1,228
98	Validus Holdings Ltd., (Bermuda)	3,081
106	XL Group plc, (Ireland)	2,099

		59,852

	Real Estate Investment Trusts (REITs) — 2.9%
33	Alexandria Real Estate Equities, Inc.	2,269
206	Annaly Capital Management, Inc.	3,283
375	Brandywine Realty Trust	3,565
122	Douglas Emmett, Inc. (m)	2,229
76	Entertainment Properties Trust	3,326
187	Hospitality Properties Trust	4,297
29	Mack-Cali Realty Corp.	774
62	Ventas, Inc.	3,418

		23,161

	Total Financials	189,012

	Health Care — 13.6%
	Biotechnology — 3.1%
213	Amgen, Inc.	13,677
195	Gilead Sciences, Inc. (a)	7,993
73	Vertex Pharmaceuticals, Inc. (a)	2,408

		24,078

	Health Care Providers & Services — 3.4%
122	Cigna Corp.	5,124
86	Humana, Inc.	7,543
274	UnitedHealth Group, Inc.	13,891

		26,558

	Pharmaceuticals — 7.1%
108	Endo Pharmaceuticals Holdings, Inc. (a)	3,740
367	Merck & Co., Inc.	13,847

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
1,599	Pfizer, Inc.	34,601
262	Warner Chilcott plc, (Ireland), Class A (a)	3,969

		56,157

	Total Health Care	106,793

	Industrials — 8.0%
	Aerospace & Defense — 1.0%
123	General Dynamics Corp.	8,149

	Airlines — 0.6%
29	Alaska Air Group, Inc. (a)	2,163
121	United Continental Holdings, Inc. (a)	2,287

		4,450

	Industrial Conglomerates — 3.9%
916	General Electric Co.	16,414
307	Tyco International Ltd., (Switzerland)	14,316

		30,730

	Machinery — 1.8%
85	Navistar International Corp. (a)	3,227
100	Parker Hannifin Corp.	7,625
54	Stanley Black & Decker, Inc.	3,637

		14,489

	Professional Services — 0.7%
47	Dun & Bradstreet Corp. (The)	3,502
28	Towers Watson & Co., Class A	1,654

		5,156

	Total Industrials	62,974

	Information Technology — 9.1%
	Communications Equipment — 1.8%
639	Cisco Systems, Inc.	11,549
43	QUALCOMM, Inc.	2,358

		13,907

	Computers & Peripherals — 2.7%
23	Apple, Inc. (a)	9,194
250	Dell, Inc. (a)	3,660
146	Hewlett-Packard Co.	3,758
93	SanDisk Corp. (a)	4,572

		21,184

	Electronic Equipment, Instruments & Components — 0.3%
264	Vishay Intertechnology, Inc. (a)	2,370

	Internet Software & Services — 0.4%
80	IAC/InterActiveCorp.	3,395

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 0.6%
24	International Business Machines Corp.	4,468

	Office Electronics — 0.5%
466	Xerox Corp.	3,710

	Semiconductors & Semiconductor Equipment — 2.3%
129	Broadcom Corp., Class A (a)	3,776
166	Freescale Semiconductor Holdings I Ltd. (a)	2,101
157	Intel Corp.	3,809
263	Xilinx, Inc.	8,432

		18,118

	Software — 0.5%
159	Microsoft Corp.	4,128

	Total Information Technology	71,280

	Materials — 2.5%
	Chemicals — 1.1%
38	CF Industries Holdings, Inc.	5,524
84	LyondellBasell Industries N.V., (Netherlands), Class A	2,729

		8,253

	Metals & Mining — 1.4%
213	Freeport-McMoRan Copper & Gold, Inc.	7,847
58	Newmont Mining Corp.	3,457

		11,304

	Total Materials	19,557

	Telecommunication Services — 5.7%
	Diversified Telecommunication Services — 5.7%
688	AT&T, Inc.	20,799
305	CenturyLink, Inc.	11,358
316	Verizon Communications, Inc.	12,666

	Total Telecommunication Services	44,823

	Utilities — 6.9%
	Electric Utilities — 5.0%
357	American Electric Power Co., Inc.	14,764
93	Exelon Corp.	4,034

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
150	FirstEnergy Corp.	6,627
134	NextEra Energy, Inc.	8,134
210	PPL Corp.	6,178

		39,737

	Gas Utilities — 0.4%
110	UGI Corp.	3,228

	Independent Power Producers & Energy Traders — 0.4%
254	AES Corp. (The) (a)	3,006

	Multi-Utilities — 1.1%
129	Ameren Corp.	4,257
79	Sempra Energy	4,318

		8,575

	Total Utilities	54,546

	Total Common Stocks (Cost $726,959)	769,338

Short-Term Investment — 2.5%
	Investment Company — 2.5%
19,677	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $19,677)	19,677

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
2,704	JPMorgan Prime Money Market Fund, Capital Shares, 0.120% (b) (l) (Cost $2,704)	2,704

	Total Investments — 100.7% (Cost $749,340)	791,719
	Liabilities in Excess of Other Assets — (0.7)%	(5,674)

	NET ASSETS — 100.0%	$786,045

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
190	E-mini S&P 500	03/16/12	$11,900	$150

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,638,031	$598,550		$406,779
Investments in affiliates, at value	39,339	20,974		14,406

Total investment securities, at value	1,677,370	619,524		421,185
Deposits at broker for futures contracts	1,480	1,050		—
Receivables:
Investment securities sold	—	—		913
Fund shares sold	67	93		301
Interest and dividends from non-affiliates	2,012	606		692
Dividends from affiliates	5	2		1
Securities lending income	1	—		6

Total Assets	1,680,935	621,275		423,098

LIABILITIES:
Payables:
Investment securities purchased	—	—		4,288
Collateral for securities lending program	2,627	—		6,230
Fund shares redeemed	2,422	145		704
Variation margin on futures contracts	74	34		6
Accrued liabilities:
Investment advisory fees	915	341		224
Administration fees	125	33		31
Shareholder servicing fees	259	88		32
Distribution fees	18	17		46
Custodian and accounting fees	24	15		10
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	2
Transfer agent fees	87	113		146
Other	109	71		69

Total Liabilities	6,665	857		11,788

Net Assets	$1,674,270	$620,418		$411,310

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,990,351	$1,008,862	$434,022
Accumulated undistributed (distributions in excess of) net investment income	9,691	29	88
Accumulated net realized gains (losses)	(522,402)	(473,534)	(73,580)
Net unrealized appreciation (depreciation)	196,630	85,061	50,780

Total Net Assets	$1,674,270	$620,418	$411,310

Net Assets:
Class A	$59,492	$33,854	$116,204
Class B	—	—	8,409
Class C	7,866	14,544	25,953
Class R2	69	74	—
Class R5	335,090	101,869	—
Select Class	1,271,753	470,077	260,744

Total	$1,674,270	$620,418	$411,310

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,638	1,492	8,308
Class B	—	—	669
Class C	351	649	2,062
Class R2	3	3	—
Class R5	14,797	4,492	—
Select Class	56,002	20,625	18,020

Net Asset Value: (a)
Class A — Redemption price per share	$22.55	$22.69	$13.99
Class B — Offering price per share (b)	—	—	12.57
Class C — Offering price per share (b)	22.42	22.41	12.58
Class R2 — Offering and redemption price per share	22.35	22.46	—
Class R5 — Offering and redemption price per share	22.65	22.68	—
Select Class — Offering and redemption price per share	22.71	22.79	14.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.80	$23.95	$14.77

Cost of investments in non-affiliates	$1,441,854	$513,707	$356,034
Cost of investments in affiliates	39,339	20,974	14,406
Value of securities on loan	2,559	—	6,093

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$8,863		$769,338
Investments in affiliates, at value	56		22,381

Total investment securities, at value	8,919		791,719
Cash	—	(a)	—
Deposits at broker for futures contracts	50		1,260
Receivables:
Investment securities sold	128		—
Fund shares sold	1		1,321
Dividends from non-affiliates	8		1,070
Dividends from affiliates	—	(a)	2
Securities lending income	—		1
Due from Advisor	2		—

Total Assets	9,108		795,373

LIABILITIES:
Payables:
Investment securities purchased	105		—
Collateral for securities lending program	—		2,704
Fund shares redeemed	—		5,879
Variation margin on futures contracts	—	(a)	80
Accrued liabilities:
Investment advisory fees	—		230
Administration fees	—		32
Shareholder servicing fees	—		153
Distribution fees	2		28
Custodian and accounting fees	9		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Audit fees	21		24
Other	16		184

Total Liabilities	153		9,328

Net Assets	$8,955		$786,045

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$14,087	$898,763
Accumulated undistributed (distributions in excess of) net investment income	37	207
Accumulated net realized gains (losses)	(6,442)	(155,454)
Net unrealized appreciation (depreciation)	1,273	42,529

Total Net Assets	$8,955	$786,045

Net Assets:
Class A	$6,197	$61,993
Class C	1,776	23,839
Class R2	—	64
Class R5	—	42,969
Class R6	—	22,457
Select Class	982	634,723

Total	$8,955	$786,045

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	328	2,779
Class C	95	1,077
Class R2	—	3
Class R5	—	1,917
Class R6	—	1,002
Select Class	52	28,366

Net Asset Value: (a)
Class A — Redemption price per share	$18.91	$22.31
Class C — Offering price per share (b)	18.66	22.13
Class R2 — Offering and redemption price per share	—	22.27
Class R5 — Offering and redemption price per share	—	22.41
Class R6 — Offering and redemption price per share	—	22.41
Select Class — Offering and redemption price per share	18.96	22.38
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.96	$23.55

Cost of investments in non-affiliates	$7,592	$726,959
Cost of investments in affiliates	56	22,381
Value of securities on loan	—	2,634

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$2
Dividend income from non-affiliates	17,668	5,437	3,969
Dividend income from affiliates	21	7	4
Income from securities lending (net)	7	1	68

Total investment income	17,696	5,445	4,043

EXPENSES:
Investment advisory fees	5,331	2,062	1,356
Administration fees	725	280	184
Distribution fees:
Class A	62	45	150
Class B	—	—	34
Class C	31	59	99
Class R2	— (a)	— (a)	—
Shareholder servicing fees:
Class A	62	45	150
Class B	—	—	11
Class C	10	19	33
Class R2	— (a)	— (a)	—
Class R5	75	26	—
Select Class	1,604	600	328
Custodian and accounting fees	30	22	20
Professional fees	33	25	27
Trustees’ and Chief Compliance Officer’s fees	8	3	2
Printing and mailing costs	21	16	34
Registration and filing fees	34	26	17
Transfer agent fees	214	181	231
Other	4	2	4

Total expenses	8,244	3,411	2,680

Less amounts waived	(310)	(257)	(313)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	7,934	3,154	2,367

Net investment income (loss)	9,762	2,291	1,676

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(14,946)	847	1,730
Futures	1,336	422	(1,247)

Net realized gain (loss)	(13,610)	1,269	483

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(118,328)	(49,276)	(55,617)
Futures	(1,743)	(330)	(494)

Change in net unrealized appreciation (depreciation)	(120,071)	(49,606)	(56,111)

Net realized/unrealized gains (losses)	(133,681)	(48,337)	(55,628)

Change in net assets resulting from operations	$(123,919)	$(46,046)	$(53,952)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$103	$11,125
Dividend income from affiliates	— (a)	9
Income from securities lending (net)	—	8

Total investment income	103	11,142

EXPENSES:
Investment advisory fees	33	2,768
Administration fees	4	376
Distribution fees:
Class A	9	84
Class C	7	97
Class R2	—	— (a)
Shareholder servicing fees:
Class A	9	84
Class C	3	32
Class R2	—	— (a)
Class R5	—	11
Select Class	1	863
Custodian and accounting fees	11	26
Professional fees	20	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	4
Printing and mailing costs	2	27
Registration and filing fees	11	32
Transfer agent fees	9	414
Other	3	9

Total expenses	122	4,852

Less amounts waived	(49)	(1,412)
Less earnings credits	— (a)	— (a)
Less expense reimbursements	(6)	—

Net expenses	67	3,440

Net investment income (loss)	36	7,702

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	236	(44,736)
Futures	(34)	1,044

Net realized gain (loss)	202	(43,692)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,327)	(40,690)
Futures	(6)	(618)

Change in net unrealized appreciation (depreciation)	(1,333)	(41,308)

Net realized/unrealized gains (losses)	(1,131)	(85,000)

Change in net assets resulting from operations	$(1,095)	$(77,298)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,762	$15,968	$2,291	$4,654
Net realized gain (loss)	(13,610)	202,523	1,269	71,980
Change in net unrealized appreciation (depreciation)	(120,071)	218,333	(49,606)	106,083

Change in net assets resulting from operations	(123,919)	436,824	(46,046)	182,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(431)	(401)	(87)	(275)
Class C
From net investment income	—	(18)	—	(16)
Class R2
From net investment income	— (a)	(1)	— (a)	— (a)
Class R5
From net investment income	(3,671)	(2,018)	(790)	(1,104)
Select Class
From net investment income	(11,474)	(12,491)	(2,710)	(3,481)

Total distributions to shareholders	(15,576)	(14,929)	(3,587)	(4,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	99,162	(131,730)	(10,956)	(41,790)

NET ASSETS:
Change in net assets	(40,333)	290,165	(60,589)	136,051
Beginning of period	1,714,603	1,424,438	681,007	544,956

End of period	$1,674,270	$1,714,603	$620,418	$681,007

Accumulated undistributed (distributions in excess of) net investment income	$9,691	$15,505	$29	$1,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,676	$1,644	$36	$102
Net realized gain (loss)	483	30,929	202	1,106
Change in net unrealized appreciation (depreciation)	(56,111)	94,527	(1,333)	2,270

Change in net assets resulting from operations	(53,952)	127,100	(1,095)	3,478

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(295)	(470)	(74)	(20)
Class B
From net investment income	(11)	(12)	—	—
Class C
From net investment income	(35)	(35)	(10)	—
Select Class
From net investment income	(934)	(1,319)	(15)	(4)

Total distributions to shareholders	(1,275)	(1,836)	(99)	(24)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,970)	(10,440)	(2,657)	(1,350)

NET ASSETS:
Change in net assets	(59,197)	114,824	(3,851)	2,104
Beginning of period	470,507	355,683	12,806	10,702

End of period	$411,310	$470,507	$8,955	$12,806

Accumulated undistributed (distributions in excess of) net investment income	$88	$(313)	$37	$100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,702	$7,144
Net realized gain (loss)	(43,692)	24,271
Change in net unrealized appreciation (depreciation)	(41,308)	74,548

Change in net assets resulting from operations	(77,298)	105,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(561)	(902)
Class C
From net investment income	(161)	(221)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(447)	(539)
Class R6 (a)
From net investment income	(236)	(267)
Select Class
From net investment income	(6,382)	(4,939)

Total distributions to shareholders	(7,788)	(6,869)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(91,294)	594,945

NET ASSETS:
Change in net assets	(176,380)	694,039
Beginning of period	962,425	268,386

End of period	$786,045	$962,425

Accumulated undistributed (distributions in excess of) net investment income	$207	$293

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,250	$4,325	$1,799	$6,003
Dividends and distributions reinvested	428	357	84	257
Cost of shares redeemed	(11,623)	(22,071)	(6,538)	(19,392)

Change in net assets from Class A capital transactions	$14,055	$(17,389)	$(4,655)	$(13,132)

Class C
Proceeds from shares issued	$195	$414	$482	$588
Dividends and distributions reinvested	—	17	—	13
Cost of shares redeemed	(1,139)	(4,044)	(2,507)	(7,604)

Change in net assets from Class C capital transactions	$(944)	$(3,613)	$(2,025)	$(7,003)

Class R2
Proceeds from shares issued	$—	$4	$8	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	—	(65)	(6)	—

Change in net assets from Class R2 capital transactions	$— (a)	$(60)	$2	$— (a)

Class R5
Proceeds from shares issued	$71,440	$144,738	$6,768	$18,394
Dividends and distributions reinvested	3,672	2,018	789	1,104
Cost of shares redeemed	(4,214)	(8,848)	(8,743)	(25,231)

Change in net assets from Class R5 capital transactions	$70,898	$137,908	$(1,186)	$(5,733)

Select Class
Proceeds from shares issued	$110,328	$309,123	$32,673	$108,326
Dividends and distributions reinvested	398	932	149	223
Cost of shares redeemed	(95,573)	(558,631)	(35,914)	(124,471)

Change in net assets from Select Class capital transactions	$15,153	$(248,576)	$(3,092)	$(15,922)

Total change in net assets from capital transactions	$99,162	$(131,730)	$(10,956)	$(41,790)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,205	192	79	271
Reinvested	19	16	4	12
Redeemed	(516)	(972)	(290)	(880)

Change in Class A Shares	708	(764)	(207)	(597)

Class C
Issued	9	18	22	27
Reinvested	—	1	—	1
Redeemed	(52)	(183)	(112)	(352)

Change in Class C Shares	(43)	(164)	(90)	(324)

Class R2
Issued	—	— (a)	— (a)	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	(3)	— (a)	—

Change in Class R2 Shares	— (a)	(3)	— (a)	— (a)

Class R5
Issued	3,180	6,307	300	844
Reinvested	164	89	35	49
Redeemed	(191)	(386)	(385)	(1,179)

Change in Class R5 Shares	3,153	6,010	(50)	(286)

Select Class
Issued	4,858	12,985	1,419	4,712
Reinvested	18	41	6	10
Redeemed	(4,264)	(25,053)	(1,603)	(5,984)

Change in Select Class Shares	612	(12,027)	(178)	(1,262)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,443	$22,772	$635	$1,903
Dividends and distributions reinvested	291	447	74	19
Cost of shares redeemed	(16,453)	(46,008)	(2,902)	(2,590)

Change in net assets from Class A capital transactions	$(6,719)	$(22,789)	$(2,193)	$(668)

Class B
Proceeds from shares issued	$86	$164	$—	$—
Dividends and distributions reinvested	11	11	—	—
Cost of shares redeemed	(1,229)	(3,642)	—	—

Change in net assets from Class B capital transactions	$(1,132)	$(3,467)	$—	$—

Class C
Proceeds from shares issued	$2,977	$8,889	$42	$234
Dividends and distributions reinvested	33	32	9	—
Cost of shares redeemed	(4,201)	(8,375)	(361)	(975)

Change in net assets from Class C capital transactions	$(1,191)	$546	$(310)	$(741)

Select Class
Proceeds from shares issued	$27,198	$62,291	$23	$240
Dividends and distributions reinvested	125	205	4	1
Cost of shares redeemed	(22,251)	(47,226)	(181)	(182)

Change in net assets from Select Class capital transactions	$5,072	$15,270	$(154)	$59

Total change in net assets from capital transactions	$(3,970)	$(10,440)	$(2,657)	$(1,350)

SHARE TRANSACTIONS:
Class A
Issued	673	1,604	33	102
Reinvested	21	29	4	1
Redeemed	(1,184)	(3,267)	(160)	(138)

Change in Class A Shares	(490)	(1,634)	(123)	(35)

Class B
Issued	7	13	—	—
Reinvested	1	1	—	—
Redeemed	(100)	(292)	—	—

Change in Class B Shares	(92)	(278)	—	—

Class C
Issued	236	683	2	13
Reinvested	3	2	1	—
Redeemed	(338)	(656)	(20)	(52)

Change in Class C Shares	(99)	29	(17)	(39)

Select Class
Issued	1,875	4,060	1	12
Reinvested	9	13	— (a)	— (a)
Redeemed	(1,616)	(3,277)	(9)	(10)

Change in Select Class Shares	268	796	(8)	2

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,611	$11,484
Dividends and distributions reinvested	543	867
Cost of shares redeemed	(17,514)	(34,466)

Change in net assets from Class A capital transactions	$(13,360)	$(22,115)

Class C
Proceeds from shares issued	$592	$2,248
Dividends and distributions reinvested	128	160
Cost of shares redeemed	(4,428)	(10,960)

Change in net assets from Class C capital transactions	$(3,708)	$(8,552)

Class R2
Dividends and distributions reinvested	$— (a)	$1

Change in net assets from Class R2 capital transactions	$— (a)	$1

Class R5
Proceeds from shares issued	$2,186	$32,689
Dividends and distributions reinvested	447	539
Cost of shares redeemed	(5,699)	(7,975)

Change in net assets from Class R5 capital transactions	$(3,066)	$25,253

Class R6 (b)
Proceeds from shares issued	$—	$31,546
Dividends and distributions reinvested	236	268
Cost of shares redeemed	(7,024)	—

Change in net assets from Class R6 capital transactions	$(6,788)	$31,814

Select Class
Proceeds from shares issued	$134,742	$663,470
Dividends and distributions reinvested	3,614	3,708
Cost of shares redeemed	(202,728)	(98,634)

Change in net assets from Select Class capital transactions	$(64,372)	$568,544

Total change in net assets from capital transactions	$(91,294)	$594,945

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Intrepid Value Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	165	508
Reinvested	26	38
Redeemed	(829)	(1,530)

Change in Class A Shares	(638)	(984)

Class C
Issued	27	99
Reinvested	6	7
Redeemed	(205)	(496)

Change in Class C Shares	(172)	(390)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	101	1,432
Reinvested	21	23
Redeemed	(261)	(338)

Change in Class R5 Shares	(139)	1,117

Class R6 (b)
Issued	—	1,307
Reinvested	11	11
Redeemed	(327)	—

Change in Class R6 Shares	(316)	1,318

Select Class
Issued	6,163	28,121
Reinvested	170	159
Redeemed	(9,357)	(4,289)

Change in Select Class Shares	(3,024)	23,991

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.55	$0.11	(e)	$(1.95)	$(1.84)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.54	0.17	(e)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.29	0.04	(e)	(1.91)	(1.87)	—	—	—
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.21	0.07	(e)	(1.90)	(1.83)	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.69	0.16	(e)	(1.95)	(1.79)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.73	0.13	(e)	(1.95)	(1.82)	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.55	(7.48)%	$59,492	1.25%		0.98%	1.28%	61%
24.55	33.39	47,376	1.24		0.77	1.28	102
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81

22.42	(7.70)	7,866	1.75		0.40	1.79	61
24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81

22.35	(7.57)	69	1.50		0.66	1.54	61
24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

22.65	(7.23)	335,090	0.80		1.39	0.83	61
24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81

22.71	(7.33)	1,271,753	1.00		1.16	1.03	61
24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.39	$0.05	(e)	$(1.69)	$(1.64)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2011	17.93	0.12	(e)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.09	—	(e)(f)	(1.68)	(1.68)	—	—	—
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (f)	—	— (f)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.13	0.03	(e)	(1.68)	(1.65)	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.45	0.11	(e)	(1.70)	(1.59)	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.55	0.08	(e)	(1.71)	(1.63)	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.69	(6.73)%	$33,854	1.25%	0.46%	1.33%	70%
24.39	36.86	41,424	1.24	0.54	1.33	129
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130

22.41	(6.97)	14,544	1.75	(0.04)	1.83	70
24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130

22.46	(6.84)	74	1.50	0.22	1.58	70
24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

22.68	(6.51)	101,869	0.80	0.93	0.88	70
24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130

22.79	(6.63)	470,077	1.00	0.73	1.08	70
24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.79	$0.05	(e)	$(1.81)	$(1.76)	$(0.04)	$—	$(0.04)
Year Ended June 30, 2011	11.54	0.04	(e)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(e)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94	2.99	(0.06)	(1.69)	(1.75)

Class B
Six Months Ended December 31, 2011 (Unaudited)	14.22	0.00	(e)(f)	(1.63)	(1.63)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.44	(0.04	)(e)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73	2.68	(0.01)	(1.69)	(1.70)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.24	0.00	(e)(f)	(1.64)	(1.64)	(0.02)	—	(0.02)
Year Ended June 30, 2011	10.45	(0.04	)(e)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(e)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74	2.69	(0.02)	(1.69)	(1.71)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.33	0.07	(e)	(1.88)	(1.81)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.92	0.08	(e)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(e)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03	3.13	(0.10)	(1.69)	(1.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.99	(11.17)%	$116,204	1.24%	0.70%	1.40%	27%
15.79	37.29	138,937	1.23	0.31	1.39	47
11.54	21.93	120,375	1.24	0.63	1.43	65
9.53	(30.94)	105,702	1.24	1.22	1.55	64
14.39	(13.02)	190,093	1.24	0.23	1.37	109
18.57	18.13	237,337	1.24	0.29	1.36	117

12.57	(11.49)	8,409	1.90	0.02	1.91	27
14.22	36.35	10,830	1.89	(0.34)	1.89	47
10.44	21.15	10,845	1.93	(0.06)	1.93	65
8.63	(31.38)	11,745	1.85	0.60	2.04	64
13.11	(13.61)	22,749	1.83	(0.37)	1.87	109
17.16	17.47	31,601	1.83	(0.30)	1.85	117

12.58	(11.54)	25,953	1.90	0.04	1.91	27
14.24	36.42	30,773	1.88	(0.34)	1.88	47
10.45	21.14	22,273	1.92	(0.06)	1.93	65
8.64	(31.35)	16,706	1.85	0.61	2.05	64
13.12	(13.60)	31,298	1.83	(0.36)	1.87	109
17.17	17.47	39,678	1.83	(0.30)	1.86	117

14.47	(11.06)	260,744	0.99	0.96	1.15	27
16.33	37.67	289,967	0.99	0.56	1.14	47
11.92	22.23	202,190	0.99	0.88	1.18	65
9.84	(30.77)	224,925	0.99	1.48	1.30	64
14.83	(12.89)	391,384	0.99	0.46	1.12	109
19.09	18.52	646,572	0.99	0.55	1.10	117

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$20.60	$0.07	(e)	$(1.53)	$(1.46)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	15.44	0.17	(e)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(e)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)

Class C
Six Months Ended December 31, 2011 (Unaudited)	20.25	0.03	(e)	(1.52)	(1.49)	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(e)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	20.70	0.10	(e)	(1.54)	(1.44)	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(e)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.91	(7.08)%	$6,197	1.25%		0.79%	2.35%	25%
20.60	33.71	9,291	1.25		0.91	2.44	75
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89

18.66	(7.35)	1,776	1.75		0.32	2.86	25
20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(f)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89

18.96	(6.95)	982	1.00		1.07	2.11	25
20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$24.35	$0.18	(e)	$(2.02)	$(1.84)	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	18.64	0.30	(e)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)

Class C
Six Months Ended December 31, 2011 (Unaudited)	24.16	0.13	(e)	(2.02)	(1.89)	(0.14)	—	(0.14)
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	24.31	0.16	(e)	(2.03)	(1.87)	(0.17)	—	(0.17)
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.22	(e)	(2.04)	(1.82)	(0.23)	—	(0.23)
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)

Class R6
Six Months Ended December 31, 2011 (Unaudited)	24.46	0.23	(e)	(2.04)	(1.81)	(0.24)	—	(0.24)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	24.42	0.20	(e)	(2.03)	(1.83)	(0.21)	—	(0.21)
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.31	(7.53)%	$61,993	0.95%	1.67%	1.37%	48%
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59

22.13	(7.77)	23,839	1.45	1.17	1.87	48
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59

22.27	(7.64)	64	1.20	1.43	1.62	48
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

22.41	(7.37)	42,969	0.60	2.02	0.92	48
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59

22.41	(7.35)	22,457	0.55	2.06	0.86	48
24.46	15.96	32,237	0.54	1.48	0.87	72

22.38	(7.43)	634,723	0.80	1.83	1.12	48
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objectives of the Intrepid America Fund and the Intrepid Growth Fund are to seek to provide long-term capital growth. The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Investment objectives of the Intrepid Multi Cap Fund and Intrepid Value Fund are to seek to provide long-term capital appreciation.

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,677,370	$—	$—	$1,677,370

Appreciation in Other Financial Instruments
Futures Contracts	$453	$—	$—	$453

Intrepid Growth Fund
Total Investments in Securities (a)	$619,524	$—	$—	$619,524

Appreciation in Other Financial Instruments
Futures Contracts	$218	$—	$—	$218

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$420,453	$732	$—	$421,185

Appreciation in Other Financial Instruments
Futures Contracts	$35	$—	$—	$35

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$8,919	$—	$—	$8,919

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
Total Investments in Securities (a)	$791,719	$—	$—	$791,719

Appreciation in Other Financial Instruments
Futures Contracts	$150	$—	$—	$150

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the six months ended December 31, 2011 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$39,335	$13,357	$8,032	$206	$17,109
Ending Notional Balance Long	15,658	8,142	1,755	125	11,900

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for each of the Funds except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$2,559	$2,627	$2,627
Intrepid Mid Cap Fund	6,093	6,230	6,230
Intrepid Value Fund	2,634	2,704	2,704

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	4
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$1		$—	(a)
Intrepid Growth Fund	2		—	(a)
Intrepid Mid Cap Fund	27		4
Intrepid Multi Cap Fund	—	(a)	—	(a)
Intrepid Value Fund	2		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$248	$248	$—
Intrepid Growth Fund	—	80	158	238	—
Intrepid Mid Cap Fund	—	—	303	303	—
Intrepid Multi Cap Fund	32	4	13	49	6
Intrepid Value Fund	1,158	179	47	1,384	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$62
Intrepid Growth Fund	19
Intrepid Mid Cap Fund	10
Intrepid Value Fund	28

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,093,022	$971,701	$—	$—
Intrepid Growth Fund	428,359	446,808	—	—
Intrepid Mid Cap Fund	116,140	112,245	733	220
Intrepid Multi Cap Fund	2,548	5,263	—	—
Intrepid Value Fund	402,397	485,024	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,481,391	$248,896	$52,917	$195,979
Intrepid Growth Fund	534,681	99,825	14,982	84,843
Intrepid Mid Cap Fund	370,550	75,354	24,719	50,635
Intrepid Multi Cap Fund	7,648	1,633	362	1,271
Intrepid Value Fund	749,391	74,334	32,006	42,328

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$113,110	$365,523	$478,633
Intrepid Growth Fund	219,239	252,490	471,729
Intrepid Mid Cap Fund	—	65,555	65,555
Intrepid Multi Cap Fund	3,051	3,432	6,483
Intrepid Value Fund	23,535	64,844	88,379

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	49.8%	17.5%
Intrepid Growth Fund	57.3	n/a
Intrepid Mid Cap Fund	52.4	n/a

Additionally, Intrepid Multi Cap Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$925.20	$6.05	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	923.00	8.46	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	924.30	7.26	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	927.70	3.88	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	926.70	4.84	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	932.70	6.07	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	930.30	8.49	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	931.60	7.28	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$934.90	$3.89	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Select Class
Actual	1,000.00	933.70	4.86	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	888.30	5.89	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class B
Actual	1,000.00	885.10	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Class C
Actual	1,000.00	884.60	9.00	1.90
Hypothetical	1,000.00	1,015.58	9.63	1.90
Select Class
Actual	1,000.00	889.40	4.70	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	928.70	6.06	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	926.50	8.47	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	930.50	4.85	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	924.70	4.60	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	922.30	7.01	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	923.60	5.80	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	926.30	2.91	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	926.50	2.66	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Select Class
Actual	1,000.00	925.70	3.87	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the

Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Intrepid Mid Cap Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, Intrepid Mid Cap Fund retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the second, fourth and fourth quintiles for Class A shares, and in the second, third and fourth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2010, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the fifth, fourth and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the third, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2011

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective

Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2011	J.P. MORGAN INTREPID FUNDS	69

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-INT-1211

J.P. Morgan Specialty Funds

Semi-Annual Report

December 31, 2011 (Unaudited)

JPMorgan Alternative Strategies Fund

JPMorgan Alternative Strategies Fund

Semi-Annual Report

December 31, 2011 (Unaudited)

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 25, 2012

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

We remain cautious, however, since many of the same challenges that we experienced in 2011- European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data- will likely remain in place this year, laying the groundwork for continued market volatility.

Quote “This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S. - based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

1

J.P. Morgan Funds

CEO’s Letter (Unaudited) (continued)

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises—both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Alternative Strategies Fund

Fund Summary

Six Months Ended December 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(3.66)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.18%
Net Assets as of 12/31/2011	$9,882,491

Investment objective and strategies**	The Fund seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets. The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral strategies, commoditites, real estate, inflation-protected, high yield (junk bonds), loan assignments and participations (loans) and emerging markets. These asset classes and strategies typically have a low correlation to the performance of the broad U.S. stock and bond markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

	TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	13.1%
2.	Highbridge Statistical Market Neutral Fund, Select Class Shares	9.1
3.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	9.0
4.	JPMorgan Research Market Neutral Fund, Select Class Shares	8.9
5.	JPMorgan Emerging Economies Fund, Select Class Shares	4.8
6.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.5
7.	JPMorgan Realty Income Fund, Institutional Class Shares	4.3
8.	JPMorgan High Yield Fund, Select Class Shares	4.1
9.	JPMorgan Floating Rate Income Fund, Select Class Shares	4.1
10.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	4.1

PORTFOLIO COMPOSITION BY ASSET CLASS***
Alternative Assets	40.0%
Fixed Income	27.9
U.S. Equity	9.5
Money Market	9.1
International Equity	7.7
U.S. Treasury Obligations	5.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

3

TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 Months*	1 Year	SINCE INCEPTION
CLASS A SHARES	7/1/10
Without Sales Charge		(3.78)%	(2.25)%	(1.04)%
With Sales Charge**		(8.10)	(6.65)	(4.04)

CLASS C SHARES	7/1/10
Without CDSC		(4.01)	(2.74)	(1.53)
With CDSC***		(5.01)	(3.74)	(1.53)
CLASS R5 SHARES	7/1/10	(3.55)	(1.82)	(0.58)
SELECT CLASS SHARES	7/1/10	(3.66)	(2.03)	(0.80)

*	Not Annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (7/1/10 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Alternative Strategies Fund

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays Capital U.S. Aggregate Index from July 1, 2010 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers - Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 3.1%
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
84	Copano Energy LLC	2,873
110	Kinder Morgan Management LLC (a)	8,637
230	Linn Energy LLC	8,719
46	NuStar GP Holdings LLC	1,530

	Total Energy	21,759

	Financials — 0.5%
	Real Estate Investment Trusts (REITs) — 0.5%
2,800	Annaly Capital Management, Inc.	44,688

	Health Care — 0.4%
	Biotechnology — 0.4%
270	Pharmasset, Inc. (a)	34,614

	Information Technology — 1.6%
	Communications Equipment — 1.1%
1,190	Blue Coat Systems, Inc. (a)	30,286
1,960	Motorola Mobility Holdings, Inc. (a)	76,047

		106,333

	Semiconductors & Semiconductor Equipment — 0.5%
1,050	Netlogic Microsystems, Inc. (a)	52,048

	Total Information Technology	158,381

	Materials — 0.4%
	Containers & Packaging — 0.4%
1,350	Temple-Inland, Inc.	42,809

	Total Common Stocks (Cost $304,180)	302,251

	Master Limited Partnerships — 1.9%
	Energy — 1.8%
	Oil, Gas & Consumable Fuels — 1.8%
20	Alliance Holdings GP LP	1,040
26	Alliance Resource Partners LP	1,965
93	Boardwalk Pipeline Partners LP	2,573
109	Buckeye Partners LP	6,974
30	Chesapeake Midstream Partners LP	870
42	DCP Midstream Partners LP	1,994
151	El Paso Pipeline Partners LP	5,228
223	Enbridge Energy Partners LP	7,401
210	Energy Transfer Equity LP	8,522
205	Energy Transfer Partners LP	9,399
706	Enterprise Products Partners LP	32,745
42	EV Energy Partner LP	2,768
59	Genesis Energy LP	1,654
139	Inergy LP	3,394
274	Kinder Morgan Energy Partners LP	23,277
42	Legacy Reserves LP	1,186
148	Magellan Midstream Partners LP	10,194
104	MarkWest Energy Partners LP	5,726
80	Natural Resource Partners LP	2,169
68	NuStar Energy LP	3,853
152	ONEOK Partners LP	8,776
41	PAA Natural Gas Storage LP	769

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
71	Penn Virginia Resource Partners LP	1,813
169	Plains All American Pipeline LP	12,413
155	Regency Energy Partners LP	3,853
46	Spectra Energy Partners LP	1,470
90	Sunoco Logistics Partners LP	3,546
93	Targa Resources Partners LP	3,467
47	TC Pipelines LP	2,229
43	Teekay LNG Partners LP, (Bahamas)	1,426
54	Teekay Offshore Partners LP, (Bahamas)	1,436
58	Western Gas Partners LP	2,394
93	Williams Partners LP	5,579

	Total Energy	182,103

	Utilities — 0.1%
	Gas Utilities — 0.1%
42	Amerigas Partners LP	1,928
67	Ferrellgas Partners LP	1,271
46	Suburban Propane Partners LP	2,190

	Total Utilities	5,389

	Total Master Limited Partnerships (Cost $170,065)	187,492

	Investment Companies — 80.3%
	Alternative Assets — 40.2%
22,858	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (b)	391,560
61,107	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	904,997
22,532	JPMorgan Global Natural Resources Fund, Select Class Shares (b)	277,371
92,455	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	893,120
41,379	JPMorgan Realty Income Fund, Institutional Class Shares (b)	422,482
61,509	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	880,811
2,518	ProShares Ultra Gold (a)	198,947

	Total Alternative Assets	3,969,288

	Fixed Income — 27.9%
15,275	JPMorgan Credit Opportunities Fund, Select Class Shares (b)	151,833
50,539	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	402,795
41,902	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	403,519
53,465	JPMorgan High Yield Fund, Select Class Shares (b)	407,403
123,601	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	1,295,335

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — (continued)
8,797	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	99,665

	Total Fixed Income	2,760,550

	International Equity — 7.7%
40,551	JPMorgan Emerging Economies Fund, Select Class Shares (b)	475,259
7,740	PowerShares Emerging Markets Infrastructure Portfolio	287,386

	Total International Equity	762,645

	U.S. Equity — 4.5%
22,648	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	447,063

	Total Investment Companies (Cost $8,083,064)	7,939,546

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 5.8%
	U.S. Treasury Bonds,
10,000	4.375%, 02/15/38	12,928
224,000	9.875%, 11/15/15	303,731
260,000	U.S. Treasury Note, 0.625%, 07/31/12	260,802

	Total U.S. Treasury Obligations (Cost $563,380)	577,461

SHARES
	Short-Term Investment — 9.2%
	Investment Company — 9.2%
904,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $904,343)	904,343

	Total Investments — 100.3% (Cost $10,025,032)	9,911,093
	Liabilities in Excess of Other Assets — (0.3)%	(28,602)

	NET ASSETS — 100.0%	$9,882,491

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security
(b)	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of December 31, 2011.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$1,553,537
Investments in affiliates, at value	8,357,556

Total investment securities, at value	9,911,093
Receivables:
Interest and dividends from non-affiliates	5,297
Dividends from affiliates	14,139
Due from Advisor	13,457
Prepaid expenses and other assets	14,689

Total Assets	9,958,675

LIABILITIES:
Payables:
Investment securities purchased	14,077
Accrued liabilities:
Shareholder servicing fees	6,012
Distribution fees	42
Custodian and accounting fees	7,208
Trustees’ and Chief Compliance Officer’s fees	78
Printing and mailing costs	10,367
Professional fees	33,721
Other	4,679

Total Liabilities	76,184

Net Assets	$9,882,491

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Alternative Strategies Fund
NET ASSETS:
Paid in capital	$10,141,850
Accumulated undistributed (distributions in excess of) net investment income	(955)
Accumulated net realized gains (losses)	(144,465)
Net unrealized appreciation (depreciation)	(113,939)

Total Net Assets	$9,882,491

Net Assets:
Class A	$49,231
Class C	48,863
Class R5	49,564
Select Class	9,734,833

Total	$9,882,491

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,374
Class C	3,367
Class R5	3,390
Select Class	666,160

Net Asset Value(a):
Class A - Redemption price per share	$14.59
Class C - Offering price per share (b)	14.51
Class R5 - Offering and redemption price per share	14.62
Select Class - Offering and redemption price per share	14.61
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.28

Cost of investments in non-affiliates	$1,526,115
Cost of investments in affiliates	8,498,917

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Alternative Strategies Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,811
Dividend income from non-affiliates	8,786
Dividend income from affiliates	68,003

Total investment income	80,600

EXPENSES:
Investment advisory fees	20,344
Administration fees	4,496
Distribution fees:	252
Class A	63
Class C	189
Shareholder servicing fees:	12,664
Class A	63
Class C	63
Class R5	13
Select Class	12,525
Custodian and accounting fees	22,572
Professional fees	36,551
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	4,328
Registration and filing fees	41,059
Transfer agent fees	2,999
Other	2,922

Total expenses	148,215

Less amounts waived	(27,388)
Less expense reimbursements	(93,604)

Net expenses	27,223

Net investment income (loss)	53,377

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(26,380)
Investment in affiliates	(121,068)

Net realized gain (loss)	(147,448)

Distributions of realized gains by investment company affiliates	17,813
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(60,061)
Investments in affiliates	(238,567)

Change in net unrealized appreciation (depreciation)	(298,628)

Net realized/unrealized gains (losses)	(428,263)

Change in net assets resulting from operations	$(374,886)

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,377	$15,548
Net realized gain (loss)	(147,448)	49,708
Distributions of realized gains by investment company affiliates	17,813	7,432
Change in net unrealized appreciation (depreciation)	(298,628)	184,689

Change in net assets resulting from operations	(374,886)	257,377

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(241)	(23)
From net realized gains	(296)	(32)
Class C
From net investment income	(165)	— (a)
From net realized gains	(296)	(32)
Class R5
From net investment income	(356)	(155)
From net realized gains	(297)	(32)
Select Class
From net investment income	(59,916)	(15,465)
From net realized gains	(58,440)	(6,226)

Total distributions to shareholders	(120,007)	(21,965)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	120,007	10,021,965

NET ASSETS:
Change in net assets	(374,886)	10,257,377
Beginning of period	10,257,377	—

End of period	$9,882,491	$10,257,377

Accumulated undistributed (distributions in excess of) net investment income	$(955)	$6,346

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Alternative Strategies Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	537	55

Change in net assets from Class A capital transactions	$537	$50,055

Class C
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	461	32

Change in net assets from Class C capital transactions	$461	$50,032

Class R5
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	653	187

Change in net assets from Class R5 capital transactions	$653	$50,187

Select Class
Proceeds from shares issued	$—	$9,850,000
Dividends and distributions reinvested	118,356	21,691

Change in net assets from Select Class capital transactions	$118,356	$9,871,691

Total change in net assets from capital transactions	$120,007	$10,021,965

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	37	4

Change in Class A Shares	37	3,337

Class C
Issued	—	3,333
Reinvested	32	2

Change in Class C Shares	32	3,335

Class R5
Issued	—	3,333
Reinvested	44	13

Change in Class R5 Shares	44	3,346

Select Class
Issued	—	656,667
Reinvested	8,060	1,433

Change in Select Class Shares	8,060	658,100

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)
Alternative Strategies Fund
Class A
Six Months ended December 31, 2011 (unaudited)	$15.33	$0.06	$(0.64)	$(0.58)	$(0.07)	$(0.09)	$(0.16)	$14.59	(3.78)%	$49,231	0.78%	0.80%	3.18%	51%
July 1, 2010 (g) through June 30, 2011	15.00	(0.01)	0.36	0.35	(0.01)	(0.01)	(0.02)	15.33	2.31	51,162	0.67	(0.09)	3.58	73
Class C
Six Months ended December 31, 2011 (unaudited)	15.26	0.02	(0.63)	(0.61)	(0.05)	(0.09)	(0.14)	14.51	(4.01)	48,863	1.28	0.30	3.67	51
July 1, 2010 (g) through June 30, 2011	15.00	(0.09)	0.36	0.27	— (h)	(0.01)	(0.01)	15.26	1.80	50,907	1.17	(0.59)	4.07	73
Class R5
Six Months ended December 31, 2011 (unaudited)	15.36	0.10	(0.64)	(0.54)	(0.11)	(0.09)	(0.20)	14.62	(3.55)	49,564	0.33	1.26	2.72	51
July 1, 2010 (g) through June 30, 2011	15.00	0.05	0.37	0.42	(0.05)	(0.01)	(0.06)	15.36	2.78	51,391	0.22	0.36	3.12	73
Select Class
Six Months ended December 31, 2011 (unaudited)	15.35	0.08	(0.64)	(0.56)	(0.09)	(0.09)	(0.18)	14.61	(3.66)	9,734,833	0.53	1.06	2.92	51
July 1, 2010 (g) through June 30, 2011	15.00	0.02	0.36	0.38	(0.02)	(0.01)	(0.03)	15.35	2.56	10,103,917	0.42	0.16	3.33	73

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

The Fund commenced operations on July 1, 2010. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

14

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1	Level 2	Level 3
	Quoted prices	Other significant observable inputs	Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,333,632	$577,461	$—	$9,911,093

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

B. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$120,417	$329,155	$22,241	$2,699	$17,914	22,858	$391,560
Highbridge Statistical Market Neutral Fund, Select Class Shares	1,917,422	—	939,000	(39,462)	—	61,107	904,997
JPMorgan Credit Opportunities Fund, Select Class Shares	66,648	110,977	24,315	(294)	1,663	15,275	151,833
JPMorgan Emerging Economies Fund, Select Class Shares	—	507,584	—	—	6,984	40,551	475,259
JPMorgan Emerging Markets Debt Fund, Select Class Shares	68,242	349,029	9,673	213	8,356	50,539	402,795
JPMorgan Floating Rate Income Fund, Select Class Shares	—	401,525	31	31	2,493	41,902	403,519
JPMorgan Global Natural Resources Fund, Select Class Shares	100,280	405,748	191,500	(12,854)	1,748	22,532	277,371
JPMorgan High Yield Fund, Select Class Shares	65,289	371,245	28,131	6,677	5,115	53,465	407,403
JPMorgan Inflation Managed Bond Fund, Select Class Shares	1,521,218	22,981	248,636	14,649	17,346	123,601	1,295,335
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	1,939,893	—	1,010,000	(1,774)	—	92,455	893,120
JPMorgan Prime Money Market Fund, Institutional Class Shares	639,703	2,480,191	2,215,551	—	326	904,343	904,343
JPMorgan Realty Income Fund, Institutional Class Shares	69,454	358,121	18,000	(396)	2,121	41,379	422,482
JPMorgan Research Market Neutral Fund, Select Class Shares	1,927,946	—	959,000	(41,610)	—	61,509	880,811
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	65,185	60,513	23,458	625	1,056	8,797	99,665
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	224,064	586,081	320,000	(31,759)	2,881	22,648	447,063

Total	$8,725,761			$(103,255)	$68,003		$8,357,556

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

16

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Fund’s Advisor, Administrator and Distributor contractually agree to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentage of the Fund’s average daily net assets as shown in the table below. The expense limitation percentages in the table below are in place until at least October 31, 2012.

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The contractual expense limitation agreement was in effect for the six months ended December 31, 2011.

For the six months ended December 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$20,344	$4,496	$2,548	$27,388	$93,604

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

18

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$4,686,774	$4,732,201	$12,570	$227,993

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,025,032	$111,943	$225,882	$(113,939)

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (Continued)

securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies, including futures, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund’s shares are currently held by the Fund’s Advisor.

20

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$962.20	$3.85	0.78%
Hypothetical	1,000.00	1,021.12	3.96	0.78

Class C
Actual	1,000.00	959.90	6.31	1.28
Hypothetical	1,000.00	1,018.70	6.50	1.28

Class R5
Actual	1,000.00	964.50	1.63	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33

Select Class
Actual	1,000.00	963.40	2.62	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

22

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in the underlying J.P. Morgan Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund benefits from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted that the performance of the Fund since inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

24

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Advisor, Administrator and Distributor, as part of the current fee waiver and/or expense reimbursement arrangements, had agreed to cap expenses of the Fund including certain expenses of the Underlying Funds. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Semi-Annual Report

December 31, 2011 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan U.S. Large Cap Core Plus Fund II

J.P. Morgan Funds

Semi-Annual Report

December 31, 2011 (Unaudited)

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market or other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Funds including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 25, 2012

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

Quote

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S-based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

1

J.P. Morgan Funds

CEO’s Letter (Unaudited) (continued)

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Equity Focus Fund

Fund Summary

For the period July 29, 2011 (Fund Inception Date) through December 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-6.15%
S&P 500 Index (Primary Benchmark)	-1.69%

Net Assets as of 12/31/2011	$2,816,215

Investment objective.	The Fund seeks long term capital appreciation. **

	TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple Inc.	8.4%
2.	Kansas City Southern	6.5
3.	Wells Fargo & Co.	5.0
4.	Devon Energy Corp.	4.8
5.	QUALCOMM, Inc.	4.1
6.	Loews Corp	4.0
7.	Amazon.com, Inc.	3.9
8.	Berkshire Hathaway, Inc., Class B	3.8
9.	Cognizant Technology Solutions Corp., Class A	3.6
10.	Pfizer, Inc	3.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Financials	20.5
Consumer Discretionary	13.5
Industrials	12.5
Health Care	11.4
Energy	8.6
Materials	4.3
Consumer Staples	2.0
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.

3

JPMorgan Equity Focus Fund

TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)
	INCEPTION DATE OF CLASS	SINCE INCEPTION***
CLASS A SHARES	7/29/11
Without Sales Charge		(6.24)%
With Sales Charge*		(11.16)
CLASS C SHARES	7/29/11
Without CDSC		(6.39)
With CDSC**		(7.39)
SELECT CLASS SHARES	7/29/11	(6.15)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Not annualized.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Equity Focus Fund

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan U.S. Large Cap Core Plus Fund II

Fund Summary

For the period October 3, 2011 (Fund Inception Date) through December 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	13.74%
S&P 500 Index (Primary Benchmark)	0.80%

Net Assets as of 12/31/2011	$3,411,225

Investment objective.	The Fund seeks to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.**

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Microsoft Corp.	2.6
3.	Exxon Mobil Corp.	2.3
4.	Procter & Gamble Co. (The)	2.3
5.	Wells Fargo & Co.	2.1
6.	Pfizer, Inc.	1.9
7.	Occidental Petroleum Corp.	1.9
8.	ConocoPhillips	1.8
9.	Merck & Co., Inc.	1.8
10.	United Technologies Corp.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.2%
Health Care	14.3
Consumer Discretionary	14.2
Energy	11.9
Financials	11.2
Industrials	9.3
Consumer Staples	8.7
Utilities	4.2
Materials	4.0
Telecommunication Services	2.2
Short-Term Investment	0.8

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Eli Lilly & Co.	4.1%
2.	Dover Corp.	3.7
3.	Praxair, Inc.	2.7
4.	Altria Group, Inc.	2.5
5.	Medtronic, Inc.	2.4
6.	AmerisourceBergen Corp.	2.4
7.	Automatic Data Processing, Inc.	2.3
8.	Varian Medical Systems, Inc.	2.3
9.	Vale S.A., (Brazil), ADR	2.3
10.	Church & Dwight Co., Inc.	2.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Health Care	21.0%
Industrials	19.7
Consumer Staples	13.2
Information Technology	10.0
Financials	8.9
Consumer Discretionary	8.5
Energy	7.0
Utilities	6.0
Materials	5.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2011. The Fund’s composition is subject to change.

6

JPMorgan U.S. Large Cap Core Plus Fund II

TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)
	INCEPTION DATE OF CLASS	SINCE INCEPTION***
CLASS A SHARES	10/3/11
Without Sales Charge		13.56%
With Sales Charge*		7.61
CLASS C SHARES	10/3/11
Without CDSC		13.43
With CDSC**		12.43
INSTITUTIONAL CLASS SHARES	10/3/11	13.74
SELECT CLASS SHARES	10/3/11	13.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Not annualized.

LIFE OF FUND PERFORMANCE (10/3/11 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

JP Morgan U.S. Large Cap Core Plus Fund II

The Fund commenced operations on October 3, 2011.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund II, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from October 3, 2011 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%

	Consumer Discretionary — 13.4%
	Hotels, Restaurants & Leisure — 3.3%
1,420	Marriott International, Inc., Class A	41,421
473	Wynn Resorts Ltd.	52,262

		93,683

	Internet & Catalog Retail — 6.6%
628	Amazon.com, Inc. (a)	108,707
168	priceline.com, Inc. (a)	78,575

		187,282

	Media — 1.0%
2,080	Gannett Co., Inc.	27,810

	Multiline Retail — 2.5%
1,420	Kohl’s Corp.	70,077

	Total Consumer Discretionary	378,852

	Consumer Staples — 2.0%
	Food & Staples Retailing — 2.0%
1,700	Walgreen Co.	56,202

	Energy — 8.6%
	Energy Equipment & Services — 2.8%
1,151	Schlumberger Ltd.	78,625

	Oil, Gas & Consumable Fuels — 5.8%
2,190	Devon Energy Corp.	135,780
1,050	Teekay Corp., (Canada)	28,066

		163,846

	Total Energy	242,471

	Financials — 20.5%
	Capital Markets — 4.6%
1,540	Ameriprise Financial, Inc.	76,446
4,600	Charles Schwab Corp. (The)	51,796

		128,242

	Commercial Banks — 6.6%
580	M&T Bank Corp.	44,277
5,150	Wells Fargo & Co.	141,934

		186,211

	Insurance — 9.3%
1,790	American International Group, Inc. (a)	41,528
1,410	Berkshire Hathaway, Inc., Class B (a)	107,583
3,000	Loews Corp.	112,950

		262,061

	Total Financials	576,514

	Health Care — 11.4%
	Biotechnology — 2.9%
755	Biogen Idec, Inc. (a)	83,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 4.9%
2,049	Express Scripts, Inc. (a)	91,570
1,770	Lincare Holdings, Inc.	45,506

		137,076

	Pharmaceuticals — 3.6%
4,670	Pfizer, Inc.	101,059

	Total Health Care	321,223

	Industrials — 12.6%
	Building Products — 1.1%
1,790	Fortune Brands Home & Security, Inc. (a)	30,484

	Commercial Services & Supplies — 2.0%
2,050	Republic Services, Inc.	56,477

	Machinery — 3.0%
1,810	Illinois Tool Works, Inc.	84,545

	Road & Rail — 6.5%
2,679	Kansas City Southern (a)	182,199

	Total Industrials	353,705

	Information Technology — 23.5%
	Communications Equipment — 4.1%
2,092	QUALCOMM, Inc.	114,432

	Computers & Peripherals — 12.0%
587	Apple, Inc. (a)	237,735
2,519	EMC Corp. (a)	54,259
1,255	NetApp, Inc. (a)	45,519

		337,513

	Internet Software & Services — 1.8%
78	Google, Inc., Class A (a)	50,380

	IT Services — 3.6%
1,582	Cognizant Technology Solutions Corp., Class A (a)	101,739

	Semiconductors & Semiconductor Equipment — 2.0%
2,070	ARM Holdings plc, (United Kingdom), ADR	57,277

	Total Information Technology	661,341

	Materials — 4.3%
	Chemicals — 2.4%
750	Sherwin-Williams Co. (The)	66,953

	Containers & Packaging — 1.9%
930	Rock-Tenn Co., Class A	53,661

	Total Materials	120,614

	Total Common Stocks (Cost $2,850,193)	2,710,922

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%

	Investment Company — 3.7%
104,151	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $104,151)	104,151

	Total Investments — 100.0% (Cost $2,954,344)	2,815,073
	Other Assets in Excess of Liabilities — 0.0% (g)	1,142

	NET ASSETS — 100.0%	$2,816,215

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 114.5% (j)

Common Stocks — 113.6%

	Consumer Discretionary — 16.3%
	Auto Components — 1.3%
130	BorgWarner, Inc. (a)	8,286
1,196	Johnson Controls, Inc.	37,387

		45,673

	Automobiles — 0.5%
758	General Motors Co. (a)	15,365

	Hotels, Restaurants & Leisure — 3.0%
902	Carnival Corp.	29,441
350	Darden Restaurants, Inc.	15,953
456	Marriott International, Inc., Class A	13,302
736	Yum! Brands, Inc.	43,431

		102,127

	Household Durables — 0.3%
580	Lennar Corp., Class A	11,397

	Internet & Catalog Retail — 1.6%
322	Amazon.com, Inc. (a)	55,738

	Media — 4.2%
1,997	CBS Corp. (Non-Voting), Class B	54,199
1,470	Comcast Corp., Class A	34,633
1,482	Time Warner, Inc.	53,559

		142,391

	Multiline Retail — 0.9%
120	Kohl’s Corp.	5,922
496	Target Corp.	25,405

		31,327

	Specialty Retail — 3.3%
67	AutoZone, Inc. (a)	21,773
942	Home Depot, Inc. (The)	39,602
1,572	Lowe’s Cos., Inc.	39,897
214	Ross Stores, Inc.	10,172

		111,444

	Textiles, Apparel & Luxury Goods — 1.2%
286	NIKE, Inc., Class B	27,562
101	V.F. Corp.	12,826

		40,388

	Total Consumer Discretionary	555,850

	Consumer Staples — 10.0%
	Beverages — 2.4%
70	Beam, Inc.	3,586
910	Coca-Cola Co. (The)	63,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
230	PepsiCo, Inc.	15,260

		82,519

	Food & Staples Retailing — 1.0%
852	CVS Caremark Corp.	34,745

	Food Products — 2.7%
690	Campbell Soup Co.	22,936
230	General Mills, Inc.	9,294
1,567	Kraft Foods, Inc., Class A	58,543

		90,773

	Household Products — 3.3%
283	Colgate-Palmolive Co.	26,147
1,323	Procter & Gamble Co. (The)	88,257

		114,404

	Personal Products — 0.6%
169	Estee Lauder Cos., Inc. (The), Class A	18,982

	Total Consumer Staples	341,423

	Energy — 13.6%
	Energy Equipment & Services — 3.0%
215	Baker Hughes, Inc.	10,458
369	Cameron International Corp. (a)	18,151
184	Ensco plc, (United Kingdom), ADR	8,633
345	Rowan Cos., Inc. (a)	10,464
820	Schlumberger Ltd.	56,014

		103,720

	Oil, Gas & Consumable Fuels — 10.6%
341	Anadarko Petroleum Corp.	26,029
976	ConocoPhillips	71,121
110	Devon Energy Corp.	6,820
175	EOG Resources, Inc.	17,239
56	EQT Corp.	3,068
1,042	Exxon Mobil Corp.	88,320
775	Occidental Petroleum Corp.	72,617
191	Pioneer Natural Resources Co.	17,091
120	Range Resources Corp.	7,433
457	Southwestern Energy Co. (a)	14,597
1,067	Williams Cos., Inc. (The)	35,232

		359,567

	Total Energy	463,287

	Financials — 12.8%
	Capital Markets — 3.0%
220	Ameriprise Financial, Inc.	10,921
297	Goldman Sachs Group, Inc. (The)	26,857

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued

	Capital Markets — Continued
1,386	Invesco Ltd.	27,845
1,415	Morgan Stanley	21,409
1,048	TD Ameritrade Holding Corp.	16,401

		103,433

	Commercial Banks — 3.1%
460	SunTrust Banks, Inc.	8,142
512	U.S. Bancorp	13,850
2,997	Wells Fargo & Co.	82,597

		104,589

	Consumer Finance — 1.1%
307	American Express Co.	14,481
545	Capital One Financial Corp.	23,048

		37,529

	Diversified Financial Services — 1.5%
1,155	Citigroup, Inc.	30,388
165	IntercontinentalExchange, Inc. (a)	19,891

		50,279

	Insurance — 3.7%
501	ACE Ltd., (Switzerland)	35,130
190	Allstate Corp. (The)	5,208
170	Marsh & McLennan Cos., Inc.	5,376
1,328	MetLife, Inc.	41,407
641	Prudential Financial, Inc.	32,127
155	Travelers Cos., Inc. (The)	9,171

		128,419

	Real Estate Investment Trusts (REITs) — 0.4%
50	Alexandria Real Estate Equities, Inc.	3,448
340	CubeSmart	3,618
116	Mack-Cali Realty Corp.	3,096
50	SL Green Realty Corp.	3,332

		13,494

	Total Financials	437,743

	Health Care — 16.4%
	Biotechnology — 3.3%
467	Biogen Idec, Inc. (a)	51,394
687	Celgene Corp. (a)	46,441
410	Vertex Pharmaceuticals, Inc. (a)	13,616

		111,451

	Health Care Equipment & Supplies — 1.8%
228	Becton, Dickinson & Co.	17,036
681	CareFusion Corp. (a)	17,304
626	Covidien plc, (Ireland)	28,177

		62,517

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 4.3%
1,188	Cardinal Health, Inc.	48,245
283	Express Scripts, Inc. (a)	12,647
435	Humana, Inc.	38,110
82	McKesson Corp.	6,389
833	UnitedHealth Group, Inc.	42,216

		147,607

	Pharmaceuticals — 7.0%
474	Abbott Laboratories	26,653
192	Allergan, Inc.	16,846
604	Johnson & Johnson	39,610
1,881	Merck & Co., Inc.	70,914
430	Mylan, Inc. (a)	9,228
3,424	Pfizer, Inc.	74,095

		237,346

	Total Health Care	558,921

	Industrials — 10.6%
	Aerospace & Defense — 2.8%
541	Honeywell International, Inc.	29,404
914	United Technologies Corp.	66,804

		96,208

	Air Freight & Logistics — 0.1%
45	FedEx Corp.	3,758

	Construction & Engineering — 0.5%
317	Fluor Corp.	15,929

	Electrical Equipment — 1.5%
1,087	Emerson Electric Co.	50,643

	Industrial Conglomerates — 2.3%
2,027	General Electric Co.	36,303
908	Tyco International Ltd., (Switzerland)	42,413

		78,716

	Machinery — 1.3%
163	Ingersoll-Rand plc, (Ireland)	4,967
1,032	PACCAR, Inc.	38,669

		43,636

	Road & Rail — 2.1%
1,229	CSX Corp.	25,883
246	Norfolk Southern Corp.	17,923
284	Union Pacific Corp.	30,087

		73,893

	Total Industrials	362,783

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued

	Information Technology — 22.0%
	Communications Equipment — 4.2%
3,007	Cisco Systems, Inc.	54,366
1,702	Juniper Networks, Inc. (a)	34,738
1,011	QUALCOMM, Inc.	55,302

		144,406

	Computers & Peripherals — 6.1%
412	Apple, Inc. (a)	166,860
655	EMC Corp. (a)	14,109
338	Hewlett-Packard Co.	8,707
261	NetApp, Inc. (a)	9,466
151	SanDisk Corp. (a)	7,431

		206,573

	Internet Software & Services — 0.9%
109	Baidu, Inc., (China), ADR (a)	12,695
30	Google, Inc., Class A (a)	19,377

		32,072

	IT Services — 3.3%
288	Accenture plc, (Ireland), Class A	15,330
634	Cognizant Technology Solutions Corp., Class A (a)	40,772
124	Fidelity National Information Services, Inc.	3,297
152	Global Payments, Inc.	7,202
90	MasterCard, Inc., Class A	33,554
397	Paychex, Inc.	11,954

		112,109

	Semiconductors & Semiconductor Equipment — 2.2%
1,014	Altera Corp.	37,620
458	Broadcom Corp., Class A (a)	13,447
310	Lam Research Corp. (a)	11,476
420	Xilinx, Inc.	13,465

		76,008

	Software — 5.3%
255	Citrix Systems, Inc. (a)	15,484
180	MICROS Systems, Inc. (a)	8,384
3,885	Microsoft Corp.	100,855
2,126	Oracle Corp.	54,532

		179,255

	Total Information Technology	750,423

	Materials — 4.6%
	Chemicals — 2.9%
439	Air Products & Chemicals, Inc.	37,398
1,045	E.I. du Pont de Nemours & Co.	47,840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
206	Monsanto Co.	14,435

		99,673

	Containers & Packaging — 0.2%
144	Ball Corp.	5,142

	Metals & Mining — 1.3%
1,245	Freeport-McMoRan Copper & Gold, Inc.	45,804

	Paper & Forest Products — 0.2%
192	International Paper Co.	5,683

	Total Materials	156,302

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.4%
1,386	AT&T, Inc.	41,913
1,003	Verizon Communications, Inc.	40,240

		82,153

	Wireless Telecommunication Services — 0.1%
80	Crown Castle International Corp. (a)	3,584

	Total Telecommunication Services	85,737

	Utilities — 4.8%
	Electric Utilities — 1.8%
502	Exelon Corp.	21,772
397	NextEra Energy, Inc.	24,169
470	PPL Corp.	13,828

		59,769

	Gas Utilities — 0.4%
304	AGL Resources, Inc.	12,846

	Multi-Utilities — 2.6%
1,768	CenterPoint Energy, Inc.	35,519
652	Dominion Resources, Inc.	34,608
130	PG&E Corp.	5,359
540	Xcel Energy, Inc.	14,925

		90,411

	Total Utilities	163,026

	Total Common Stocks (Cost $3,446,592)	3,875,495

Short-Term Investment — 0.9%

	Investment Company — 0.9%
30,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (Cost $30,314)	30,314

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued

	Total Investments — 114.5% (Cost $3,476,906)	3,905,809
	Liabilities in Excess of Other Assets — (14.5)%	(494,584)

	NET ASSETS — 100.0%	$3,411,225

Short Positions — 14.8%

Common Stocks — 14.8%

	Consumer Discretionary — 1.3%
	Hotels, Restaurants & Leisure — 0.2%
64	McDonald’s Corp.	6,421

	Household Durables — 0.2%
114	Tupperware Brands Corp.	6,381

	Internet & Catalog Retail — 0.2%
12	priceline.com, Inc. (a)	5,612

	Media — 0.4%
300	Gannett Co., Inc.	4,011
243	Omnicom Group, Inc.	10,833

		14,844

	Multiline Retail — 0.3%
265	J.C. Penney Co., Inc.	9,315

	Total Consumer Discretionary	42,573

	Consumer Staples — 1.9%
	Beverages — 0.3%
45	Brown-Forman Corp., Class B	3,623
135	Dr. Pepper Snapple Group, Inc.	5,330

		8,953

	Food & Staples Retailing — 0.1%
69	Whole Foods Market, Inc.	4,801

	Food Products — 0.6%
364	ConAgra Foods, Inc.	9,609
60	Hershey Co. (The)	3,707
107	Mead Johnson Nutrition Co.	7,354

		20,670

	Household Products — 0.3%
240	Church & Dwight Co., Inc.	10,982

	Tobacco — 0.6%
418	Altria Group, Inc.	12,394
75	Lorillard, Inc.	8,550

		20,944

	Total Consumer Staples	66,350

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.0%
	Energy Equipment & Services — 0.2%
164	Diamond Offshore Drilling, Inc.	9,063

	Oil, Gas & Consumable Fuels — 0.8%
600	Denbury Resources, Inc. (a)	9,060
240	Newfield Exploration Co. (a)	9,055
280	Ultra Petroleum Corp. (a)	8,296

		26,411

	Total Energy	35,474

	Financials — 1.3%
	Capital Markets — 0.1%
32	Franklin Resources, Inc.	3,074

	Consumer Finance — 0.2%
259	Discover Financial Services	6,216

	Insurance — 0.5%
228	American International Group, Inc. (a)	5,290
107	Aon Corp.	5,008
125	Chubb Corp. (The)	8,652

		18,950

	Real Estate Investment Trusts (REITs) — 0.5%
100	Digital Realty Trust, Inc.	6,667
40	Federal Realty Investment Trust	3,630
117	Tanger Factory Outlet Centers	3,430
107	Washington Real Estate Investment Trust	2,927

		16,654

	Total Financials	44,894

	Health Care — 3.1%
	Biotechnology — 0.3%
158	Amgen, Inc.	10,145

	Health Care Equipment & Supplies — 1.4%
100	Baxter International, Inc.	4,948
50	Edwards Lifesciences Corp. (a)	3,535
322	Medtronic, Inc.	12,317
159	Stryker Corp.	7,904
174	Varian Medical Systems, Inc. (a)	11,681
144	Zimmer Holdings, Inc. (a)	7,692

		48,077

	Health Care Providers & Services — 0.4%
324	AmerisourceBergen Corp.	12,050

	Pharmaceuticals — 1.0%
498	Eli Lilly & Co.	20,697
230	Hospira, Inc. (a)	6,985

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued

	Pharmaceuticals — Continued
130	Watson Pharmaceuticals, Inc. (a)	7,844

		35,526

	Total Health Care	105,798

	Industrials — 2.9%
	Aerospace & Defense — 0.4%
76	Boeing Co. (The)	5,575
110	Lockheed Martin Corp.	8,899

		14,474

	Air Freight & Logistics — 0.1%
45	United Parcel Service, Inc., Class B	3,293

	Electrical Equipment — 0.2%
100	Rockwell Automation, Inc.	7,337

	Machinery — 1.9%
103	Caterpillar, Inc.	9,332
50	Cummins, Inc.	4,401
140	Deere & Co.	10,829
325	Dover Corp.	18,866
217	Illinois Tool Works, Inc.	10,136
140	Parker Hannifin Corp.	10,675

		64,239

	Road & Rail — 0.3%
326	Heartland Express, Inc.	4,659
214	Werner Enterprises, Inc.	5,157

		9,816

	Total Industrials	99,159

	Information Technology — 1.5%
	Computers & Peripherals — 0.3%
605	Dell, Inc. (a)	8,852

	IT Services — 0.4%
218	Automatic Data Processing, Inc.	11,774
58	Fiserv, Inc. (a)	3,407

		15,181

	Semiconductors & Semiconductor Equipment — 0.8%
943	Advanced Micro Devices, Inc. (a)	5,092
140	Intel Corp.	3,395
150	KLA-Tencor Corp.	7,238
143	Microchip Technology, Inc.	5,238
385	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	4,970

		25,933

	Total Information Technology	49,966

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.9%
	Chemicals — 0.4%
127	Praxair, Inc.	13,576

	Containers & Packaging — 0.1%
120	Bemis Co., Inc.	3,610

	Metals & Mining — 0.4%
543	Vale S.A., (Brazil), ADR	11,647

	Total Materials	28,833

	Utilities — 0.9%
	Electric Utilities — 0.3%
243	FirstEnergy Corp.	10,765

	Gas Utilities — 0.1%
63	National Fuel Gas Co.	3,501

	Multi-Utilities — 0.5%
154	Consolidated Edison, Inc.	9,553
200	Public Service Enterprise Group, Inc.	6,602

		16,155

	Total Utilities	30,421

	Total Short Positions (Proceeds $463,974)	$503,468

Percentages indicated are based on net assets.

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	—	Amount rounds to less than 0.1%.
(j)	—	All or a portion of these securities are segregated for short sales.
(l)	—	The rate shown is the current yield as of December 31, 2011.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
ASSETS:
Investments in non-affiliates, at value	$2,710,922	$3,875,495
Investments in affiliates, at value	104,151	30,314

Total investment securities, at value	2,815,073	3,905,809
Receivables:
Interest and dividends from non-affiliates	1,809	5,244
Interest and dividends from affiliates	8	2
Due from Advisor	20,046	13,007
Due from Administrator	3	—
Prepaid expenses and other assets	18,030	27,030

Total Assets	2,854,969	3,951,092

LIABILITIES:
Payables:
Due to broker	—	257
Securities sold short, at value	—	503,468
Dividend expense to non-affiliates on securities sold short	—	843
Investment securities purchased	—	4,175
Interest expense to non-affiliates on securities sold short	—	274
Accrued liabilities:
Shareholder servicing fees	—	21
Distribution fees	40	48
Custodian and accounting fees	10,913	10,003
Trustees’ and Chief Compliance Officer’s fees	2	5
Transfer agent fees	13,811	1,571
Registration fees	6,580	820
Printing and mailing costs	2,660	258
Audit fees	4,645	18,124
Other	103	—

Total Liabilities	38,754	539,867

Net Assets	$2,816,215	$3,411,225

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
NET ASSETS:
Paid in capital	$3,005,437	$3,017,761
Distribution in excess of net investment income	(278)	(608)
Accumulated net realized gains (losses)	(49,673)	4,663
Net unrealized appreciation (depreciation)	(139,271)	389,409

Total Net Assets	$2,816,215	$3,411,225

Net Assets:
Class A	$46,891	$56,802
Class C	46,793	56,733
Institutional Class	—	3,240,854
Select Class	2,722,531	56,836

Total	$2,816,215	$3,411,225

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,337	3,348
Class C	3,334	3,344
Institutional Class	—	191,022
Select Class	193,719	3,350

Net Asset Value: (a)
Class A — Redemption price per share	$14.05	$16.97
Class C — Offering price per share (b)	14.04	16.97
Institutional Class — Offering and redemption price per share	—	16.97
Select Class — Offering and redemption price per share	14.05	16.97
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.83	$17.91

Cost of investments in non-affiliates	$2,850,193	$3,446,592
Cost of investments in affiliates	104,151	30,314
Proceeds from securities sold short	—	463,974

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF OPERATIONS

FOR THE PERIODS ENDED DECEMBER 31, 2011 (Unaudited)

	Equity Focus Fund (a)	U.S. Large Cap Core Plus Fund II (b)
INVESTMENT INCOME:
Dividend income from non-affiliates	$16,806	$21,563
Dividend income from affiliates	39	17

Total investment income	16,845	21,580

EXPENSES:
Investment advisory fees	7,472	8,205
Administration fees	1,016	725
Distribution fees:
Class A	48	34
Class C	143	103
Shareholder servicing fees:
Class A	48	34
Class C	48	34
Institutional Class	—	780
Select Class	2,778	34
Custodian and accounting fees	13,563	10,003
Professional fees	21,739	18,136
Trustees’ and Chief Compliance Officer’s fees	12	8
Printing and mailing costs	2,660	258
Registration and filing fees	6,581	821
Transfer agent fees	14,572	1,571
Offering costs	14,656	7,146
Other	3,165	1,296
Dividend expense to non-affiliates on securities sold short	—	2,917
Interest expense to non-affiliates on securities sold short	—	754

Total expenses	88,501	52,859

Less amounts waived	(11,362)	(9,751)
Less expense reimbursements	(65,453)	(32,265)

Net expenses	11,686	10,843

Net investment income (loss)	5,159	10,737

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(49,673)	30,896
Futures	—	4,858
Securities sold short	—	(24,675)

Net realized gains (losses)	(49,673)	11,079

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(139,271)	428,903
Securities sold short	—	(39,494)

Change in net unrealized appreciation (depreciation)	(139,271)	389,409

Net realized/unrealized gains (losses)	(188,944)	400,488

Change in net assets resulting from operations	$(183,785)	$411,225

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
	Period Ended 12/31/2011 (Unaudited)(a)	Period Ended 12/31/2011 (Unaudited)(b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,159	$10,737
Net realized gain (loss)	(49,673)	11,079
Change in net unrealized appreciation (depreciation)	(139,271)	389,409

Change in net assets resulting from operations	(183,785)	411,225

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(45)	(138)
From net realized gains	—	(107)
Class C
From net investment income	(3)	(70)
From net realized gains	—	(107)
Institutional Class
From net investment income	—	(10,965)
From net realized gains	—	(6,095)
Select Class
From net investment income	(5,389)	(172)
From net realized gains	—	(107)

Total distributions to shareholders	(5,437)	(17,761)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,005,437	3,017,761

NET ASSETS:
Change in net assets	2,816,215	3,411,225
Beginning of period	—	—

End of period	$2,816,215	$3,411,225

Distributions in excess of net investment income	$(278)	$(608)

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund		U.S. Large Cap Core Plus Fund II
	Period Ended 12/31/2011 (Unaudited)(a)		Period Ended 12/31/2011 (Unaudited)(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	45		245

Change in net assets from Class A capital transactions	$50,045		$50,245

Class C
Proceeds from shares issued	50,000		50,000
Dividends and distributions reinvested	3		177

Change in net assets from Class C capital transactions	$50,003		$50,177

Institutional Class
Proceeds from shares issued	—		2,850,000
Dividends and distributions reinvested	—		17,060

Change in net assets from Institutional Class capital transactions	$—		$2,867,060

Select Class
Proceeds from shares issued	2,900,000		50,000
Dividends and distributions reinvested	5,389		279

Change in net assets from Select Class capital transactions	$2,905,389		$50,279

Total change in net assets from capital transactions	$3,005,437		$3,017,761

SHARE TRANSACTIONS:
Class A
Issued	3,334		3,333
Reinvested	3		15

Change in Class A Shares	3,337		3,348

Class C
Issued	3,334		3,333
Reinvested	—	(c)	11

Change in Class C Shares	3,334		3,344

Institutional Class
Issued	—		190,000
Reinvested	—		1,022

Change in Institutional Class Shares	—		191,022

Select Class
Issued	193,333		3,333
Reinvested	386		17

Change in Select Class Shares	193,719		3,350

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.
(c)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED DECEMBER 31, 2011

U.S. Large Cap Core Plus Fund II (a)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$411,225
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(3,811,161)
Proceeds from disposition of investment securities	395,465
Covers of investment securities sold short	(185,607)
Proceeds from investment securities sold short	624,906
Purchases of short-term investments, net	(30,314)
Change in unrealized (appreciation)/depreciation on investments	(428,903)
Change in unrealized (appreciation)/depreciation on investment securities sold short	39,494
Net realized (gain)/loss on investments	(30,896)
Net realized (gain)/loss on investment securities sold short	24,675
Increase in dividends receivable from non-affiliates	(5,244)
Increase in dividends receivable from affiliates	(2)
Increase in due from Advisor and Affiliates	(13,007)
Increase in prepaid expenses and other assets	(27,030)
Increase in due to broker	257
Increase in interest expense payable for securities sold short	274
Increase in payable for investments purchased	4,175
Increase in dividends payable for securities sold short	843
Increase in accrued expenses and other liabilities	30,850

Net cash provided (used) by operating activities	(3,000,000)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	3,000,000
Payment on shares redeemed	—
Cash distributions paid to shareholders (net of reinvestments of $17,761)	—

Net cash provided (used) by financing activities	3,000,000

Net increase/decrease in cash	—

Cash:
Beginning of period	—
End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $480 in interest expense to non-affiliates for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Commencement of Operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions				Ratios to Average Net Assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d) (e)	Net investment income (loss) (e)	Expenses without waivers, reimburse- ments and earnings credits (e)		Portfolio turnover rate (b)
Equity Focus Fund
Class A
July 29, 2011 (f) through December 31, 2011 (Unaudited)	$15.00	$0.01	$(0.95)	$(0.94)	$(0.01)	$14.05	(6.24)%	$46,891	1.25%	0.22%	7.23	% (h)	18%
Class C
July 29, 2011 (f) through December 31, 2011 (Unaudited)	15.00	(0.02)	(0.94)	(0.96)	— (g)	14.04	(6.39)	46,793	1.75	(0.29)	7.68	(h)	18
Select Class
July 29, 2011 (f) through December 31, 2011 (Unaudited)	15.00	0.03	(0.95)	(0.92)	(0.03)	14.05	(6.15)	2,722,531	1.00	0.47	7.00	(h)	18

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of the net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance									Ratios/Supplemental data
		Investment operations			Distributions						Ratios to Average Net Assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d) (e) (f)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e) (f)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)
U.S. Large Cap Core Plus Fund II
Class A
October 3, 2011 (g) through December 31, 2011 (Unaudited)	$15.00	$0.04	$2.00	$2.04	$(0.04)	$(0.03)	$(0.07)	$16.97	13.63%	$56,802	1.70%	0.94%	6.14	% (h)	11%	28%
Class C
October 3, 2011 (g) through December 31, 2011 (Unaudited)	15.00	0.02	2.00	2.02	(0.02)	(0.03)	(0.05)	16.97	13.49	56,733	2.20	0.44	6.60	(h)	11	28
Institutional Class
October 3, 2011 (g) through December 31, 2011 (Unaudited)	15.00	0.06	2.00	2.06	(0.06)	(0.03)	(0.09)	16.97	13.74	3,240,854	1.30	1.33	5.79	(h)	11	28
Select Class
October 3, 2011 (g) through December 31, 2011 (Unaudited)	15.00	0.05	2.00	2.05	(0.05)	(0.03)	(0.08)	16.97	13.70	56,836	1.45	1.19	5.92	(h)	11	28

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 6.59%; for Class C are 1.75% and 7.05%; for Institutional Class are 0.85% and 6.24%; for Select Class are 1.00% and 6.37% for the period ended December 31, 2011.
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of the net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Focus Fund	Class A, Class C, and Select Class	Non-Diversified
U.S. Large Cap Core Plus Fund II	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Equity Focus Fund is to seek long term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund II is to seek to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

The Equity Focus Fund commenced operations on July 29, 2011. Currently, the Fund is not publicly offered for investment.

The U.S. Large Cap Core Plus Fund II commenced operations on October 3, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market

24

quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Funds’ advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,757,796	$57,277	$—	$2,815,073

U.S. Large Cap Core Plus Fund II

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$3,905,809	$—	$—	$3,905,809

Total Liabilities (a)	$(486,851)	$(16,617)		$(503,468)

25

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended December 31, 2011.

B. Futures Contracts — The U.S. Large Cap Core Plus Fund II uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the period ended December 31, 2011:

	U.S. Large Cap Core Plus Fund II
Futures Contracts:
Average Notional Balance Long	$50	(a)
Ending Notional Balance Long	—

(a)	Average for the period October 3, 2011 through October 31, 2011.

C. Short Sales — The U.S Large Cap Core Plus Fund II engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

26

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2011, the U.S. Large Cap Core Plus Fund II had outstanding short sales as listed on its SOI.

D. Offering and Organization Costs — Total offering costs of approximately $34,000 for Equity Focus Fund and $31,000 for U.S. Large Cap Core Plus Fund II paid in connection with the offering of shares of the Funds are amortized up to 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees in the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

27

The annual fee rate for each Fund is as follows:

Equity Focus Fund	0.65%
U.S. Large Cap Core Plus Fund II	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2011, the annualized effective rate of each Fund’s average daily net assets was 0.09%.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Equity Focus Fund	0.25%	0.75%
U.S. Large Cap Core Plus Fund II	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31 2011, the Distributor did not retain any front end sales charges or CDSCs.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select
Equity Focus Fund	0.25%	0.25%	n/a	0.25%
U.S. Large Cap Core Plus Fund II	0.25	0.25	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

28

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses relating to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select Class
Equity Focus Fund	1.25%	1.75%	n/a	1.00%
U.S. Large Cap Core Plus Fund II	1.25	1.75	0.85%	1.00

The contractual expense limitation agreements were in effect for the period ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the period ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Focus Fund	$7,472	$1,016	$2,874	$11,362	$65,453
U.S. Large Cap Core Plus Fund II	8,205	725	821	9,751	32,265

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in the money market funds for the period ended December 31, 2011.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended December 31, 2011, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

29

4. Investment Transactions

During the period ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$3,380,077	$480,211	$—	$—
U.S. Large Cap Core Plus Fund II	3,811,161	395,465	624,906	185,607

During the period ended December 31, 2011 there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,954,344	$85,810	$225,081	$(139,271)
U.S. Large Cap Core Plus Fund II	3,476,906	453,879	24,976	428,903
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

As of December 31, 2011, the U.S. Large Cap Core Plus Fund II pledged assets for securities sold short to BNP Paribas Prime Brokerage Inc.

30

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the tables below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
Equity Focus Fund
Class A

Actual*	$1,000.00	$937.60	$5.06	1.25%
Hypothetical**	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	936.10	7.12	1.75
Hypothetical**	1,000.00	1,016.29	8.92	1.75
Select
Actual*	1,000.00	938.50	4.05	1.00
Hypothetical**	1,000.00	1,020.11	5.08	1.00

31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011	Annualized Expense Ratio
U.S. Large Cap Core Plus Fund II
Class A
Actual***	$1,000.00	$1,136.30	$4.42	1.70%
Hypothetical**	1,000.00	1,016.59	8.62	1.70
Class C
Actual***	1,000.00	1,134.90	5.71	2.20
Hypothetical**	1,000.00	1,014.08	11.14	2.20
Institutional Class
Actual***	1,000.00	1,137.40	3.38	1.30
Hypothetical**	1,000.00	1,018.60	6.60	1.30
Select Class
Actual***	1,000.00	1,137.00	3.77	1.45
Hypothetical**	1,000.00	1,017.85	7.35	1.45

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/366 (to reflect the actual period). The Fund commenced operations on July 29, 2011.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).
***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 89/366 (to reflect the actual period). The Fund commenced operations on October 3, 2011.

32

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At in-person meetings, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the Equity Focus Fund and U.S. Large Cap Core Plus Fund II (each a “Fund,” collectively, the “Funds”). These approvals occurred at the February 2011 meeting for Equity Focus Fund and at the June 2011 meeting for U.S. Large Cap Core Plus Fund II.

In connection with the approval of each New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of each New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from each Fund under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of the Funds and their potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds. The Trustees also considered the investment strategy and investment process for the Funds, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the

33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)(continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor currently intends to use third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedules for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. With regard to the New Advisory Agreements, the Trustees found that, with the adoption of a contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee

34

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)(continued)

and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that each Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

JPMorgan Access Funds

December 31, 2011 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago. ”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S. - based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and–10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5.0%.High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2011

The reporting period began amid uncertainty surrounding global economic growth and fears about the ability of policy makers to respond in a coordinated and effective manner, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. and international stock prices in the third quarter of 2011 and led investors to rotate into the relative safety of U.S. Treasury securities. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but global equities, as measured by the MSCI World Index, still finished the six months ended December 31, 2011 with a 10.29% loss. U.S. fixed income securities, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 4.98% during the same period.

Among U.S. stocks, U.S. large-cap stocks outperformed U.S. small- and mid-cap stocks. International developed and emerging market stocks underperformed U.S. stocks. U.S. Treasury securities and investment grade bonds outperformed high yield fixed income securities (also known as “junk bonds”).

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-7.30%
Barclays Capital U.S. Aggregate Index	4.98%
MSCI World Index (net of foreign withholding taxes)	-10.29%
Access Balanced Composite Benchmark	-3.32%

Net Assets as of 12/31/2011	$1,101,400,898

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but outperformed the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2011 as fixed income securities, particularly investment grade debt and U.S. Treasury securities, outperformed equities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), the Barclays Capital U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (15%)1. The Fund’s relative performance versus the blended composite benchmark was hurt by its tactical asset allocation in fixed income, particularly an underweight to U.S. Treasury securities and investment grade debt. Each of these asset classes outperformed high yield fixed income securities, where the Fund was overweight. Among equities, the Fund’s underweight in European stocks contributed positively to its relative performance, as European equities were hurt by the region’s debt crisis. The Fund’s overweight of emerging market stocks detracted from relative performance, as concerns about economic contagion from Europe and fears that the Chinese government would raise interest rates too sharply weighed on the asset class. The Fund’s tactical asset allocation in alternative assets contributed modestly to relative performance.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Several of the Fund’s underlying fixed income strategies underperformed their respective benchmarks and detracted from relative performance.

The Fund’s income-oriented equity strategies performed strongly and contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European stocks. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns and to seek protection from downside risk. In the fixed income markets, the Fund’s portfolio managers favored high yield bonds over U.S. Treasuries and investment grade fixed income securities. Among alternative investments, the Fund’s portfolio managers believed that returns for commodities would be driven more by supply tightness rather than demand growth, and therefore favored investments in gold and oil rather than industrial metals.

1	Effective July 1, 2011, the Fund revised its Composite Benchmark. The allocation to the MSCI World Index was decreased by 5% and the allocation to the Citigroup 3-Month Treasury Bill Index was increased by 5%.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%	9.4%
2.	JPMorgan Short Duration Bond Fund, R6 Shares	6.9
3.	JPMorgan Equity Income Fund, Select Class Shares	5.2
4.	JPMorgan High Yield Fund, R6 Shares	4.9
5.	JPMorgan Core Bond Fund, R6 Shares	4.4
6.	JPMorgan Multi-Sector Income Fund, Select Class Shares	4.3
7.	JPMorgan International Currency Income Fund, Select Class Shares	3.6
8.	JPMorgan Floating Rate Income Fund, Select Class Shares	3.6
9.	JPMorgan Inflation Managed Bond Fund, R6 Shares	3.5
10.	iShares MSCI All Country Asia ex Japan Index Fund	3.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	38.6%
U.S. Equity	28.3
International Equity	18.9
Money Market	9.4
Alternative Assets	4.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.
^	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(7.38)%	(5.02)%	1.97%
With Sales Charge**		(11.55)	(9.32)	(0.11)
CLASS C SHARES	1/4/10
Without CDSC		(7.60)	(5.46)	1.52
With CDSC***		(8.60)	(6.46)	1.52
INSTITUTIONAL CLASS SHARES	9/30/09	(7.23)	(4.68)	2.37
SELECT CLASS SHARES	9/30/09	(7.30)	(4.77)	2.22

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-10.33%
MSCI World Index (net of foreign withholding taxes)	-10.29%
Barclays Capital U.S. Aggregate Index	4.98%
Access Growth Composite Benchmark	-6.14%

Net Assets as of 12/31/2011	$849,726,719

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed the MSCI World Index, its broad based equity benchmark, and the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, for the six months ended December 31, 2011.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), the Barclays Capital U.S. Aggregate Index (20%) and the Citigroup 3-Month Treasury Bill Index (10%)1. The Fund’s relative performance versus the blended composite benchmark was hurt by its tactical asset allocation in fixed income, particularly an underweight in U.S. Treasury securities and investment grade debt. Each of these asset classes outperformed high yield fixed income securities, where the Fund was overweight. Among equities, the Fund’s underweight in European stocks contributed positively to its relative performance, as European equities were hurt by the region’s debt crisis. The Fund’s overweight of emerging market stocks detracted from relative performance, as concerns about economic contagion from Europe and fears that the Chinese government would raise interest rates too sharply weighed on the asset class. The Fund’s tactical asset allocation in alternative assets contributed modestly to relative performance.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Several of the Fund’s underlying core fixed income strategies underperformed their respective benchmarks and detracted from relative performance. The Fund’s dividend-oriented equity strategies performed strongly and contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European stocks. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns and to seek protection from downside risk. In the fixed income markets, the Fund’s portfolio managers favored high yield bonds over U.S. Treasuries and investment grade fixed income securities. Among alternative investments, the Fund’s portfolio managers believed that returns for commodities would be driven more by supply tightness rather than demand growth, and therefore favored investments in gold and oil rather than industrial metals.

1	Effective July 1, 2011, the Fund revised its Composite Benchmark. The allocation to the MSCI World Index was decreased by 5% and the allocation to the Barclays Capital U.S. Aggregate Index was increased by 5%.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090%	8.6%
2.	JPMorgan Growth Advantage Fund, Select Class Shares	4.7
3.	Vanguard Mid-Cap ETF	4.5
4.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.4
5.	iShares MSCI EAFE Index Fund	4.4
6.	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	4.2
7.	iShares MSCI All Country Asia ex Japan Index Fund	3.6
8.	SPDR S&P 500 ETF Trust	3.4
9.	JPMorgan High Yield Fund, R6 Class Shares	3.4
10.	JPMorgan International Currency Income Fund, Select Class Shares	3.1

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.7%
International Equity	25.2
Fixed Income	17.2
Money Market	8.6
Alternative Assets	8.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2011. The Fund’s composition is subject to change.
^	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(10.40)%	(8.10)%	1.64%
With Sales Charge**		(14.44)	(12.25)	(0.42)
CLASS C SHARES	1/4/10
Without CDSC		(10.62)	(8.64)	1.19
With CDSC***		(11.62)	(9.64)	1.19
INSTITUTIONAL CLASS SHARES	9/30/09	(10.25)	(7.83)	2.04
SELECT CLASS SHARES	9/30/09	(10.33)	(7.92)	1.89

*	Not annualized
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 18.9%
	Consumer Discretionary — 2.1%
	Auto Components — 0.1%
3,817	BorgWarner, Inc. (a)	243,296
4,143	Visteon Corp. (a)	206,901

		450,197

	Automobiles — 0.1%
2,687	Bayerische Motoren Werke AG, (Germany)	179,621
22,300	Suzuki Motor Corp., (Japan)	459,158
11,800	Toyota Motor Corp., (Japan)	390,192

		1,028,971

	Distributors — 0.0% (g)
130,000	Li & Fung Ltd., (Hong Kong)	239,541
5,700	Pool Corp.	171,570

		411,111

	Diversified Consumer Services — 0.0% (g)
2,736	Coinstar, Inc. (a)	124,871
1,800	DeVry, Inc.	69,228
6,526	Grand Canyon Education, Inc. (a)	104,155

		298,254

	Hotels, Restaurants & Leisure — 0.2%
22,290	Accor S.A., (France)	561,741
2,472	BJ’s Restaurants, Inc. (a)	112,031
15,865	Carnival Corp.	517,834
7,300	Ctrip.com International Ltd., (China), ADR (a)	170,820
4,100	International Game Technology	70,520
300	McDonald’s Corp.	30,099
20,887	OPAP S.A., (Greece)	183,813
2,990	Red Robin Gourmet Burgers, Inc. (a)	82,823
26,000	Shangri-La Asia Ltd., (Hong Kong)	44,787
4,752	Starwood Hotels & Resorts Worldwide, Inc.	227,953
6,423	Texas Roadhouse, Inc.	95,703
1,800	Whitbread plc, (United Kingdom)	43,701
1,728	Wynn Resorts Ltd.	190,927

		2,332,752

	Household Durables — 0.1%
6,440	D.R. Horton, Inc.	81,208
2,841	Harman International Industries, Inc.	108,072
4,100	Lennar Corp., Class A	80,565
637	LG Electronics, Inc., (South Korea) (a)	41,224
110	NVR, Inc. (a)	75,460
61,754	Oriental Weavers Co., (Egypt)	308,251
2,100	Tempur-Pedic International, Inc. (a)	110,313
3,760	Toll Brothers, Inc. (a)	76,779

		881,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.0% (g)
1,230	Amazon.com, Inc. (a)	212,913
102,740	Ocado Group plc, (United Kingdom) (a)	86,617

		299,530

	Leisure Equipment & Products — 0.0% (g)
3,700	Sankyo Co., Ltd., (Japan)	187,062

	Media — 1.0%
4,230	AMC Networks, Inc., Class A (a)	158,963
49,935	Cinemark Holdings, Inc.	923,298
17,200	Comcast Corp., Class A	407,812
4,960	DIRECTV, Class A (a)	212,090
6,900	Discovery Communications, Inc., Class A (a)	282,693
7,600	Discovery Communications, Inc., Class C (a)	286,520
11,408	E.W. Scripps Co., Class A (a)	91,378
29,300	Grupo Televisa S.A.B., (Mexico), ADR	617,058
12,400	Imax Corp., (Canada) (a)	227,292
29,811	Interpublic Group of Cos., Inc. (The)	290,061
12,690	Liberty Global, Inc., Class A (a)	520,671
2,268	Morningstar, Inc.	134,833
6,200	National CineMedia, Inc.	76,880
11,370	News Corp., Class A	202,841
30,425	Omnicom Group, Inc.	1,356,346
28,220	Reed Elsevier plc, (United Kingdom)	227,174
4,200	Scripps Networks Interactive, Inc., Class A	178,164
3,690	SES S.A. FDR, (Luxembourg)	88,400
73,970	Societe Television Francaise 1, (France)	719,538
13,000	Television Broadcasts Ltd., (Hong Kong)	78,722
1,500	Time Warner Cable, Inc.	95,355
47,480	Time Warner, Inc.	1,715,927
215	TV Asahi Corp., (Japan)	354,250
35,930	Virgin Media, Inc.	768,183
22,120	Walt Disney Co. (The)	829,500
380	Washington Post Co. (The), Class B	143,188

		10,987,137

	Multiline Retail — 0.1%
106,910	Marks & Spencer Group plc, (United Kingdom)	516,354
44,530	Marks & Spencer Group plc, (United Kingdom), ADR	423,926
1,400	Nordstrom, Inc.	69,594
44,780	Pantaloon Retail India Ltd., (India)	112,306
4,300	Target Corp.	220,246

		1,342,426

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — 0.4%
4,631	Aaron’s, Inc.	123,555
44,250	Best Buy Co., Inc.	1,034,122
5,120	Dick’s Sporting Goods, Inc.	188,826
7,000	Hennes & Mauritz AB, (Sweden), Class B	224,560
7,700	Home Depot, Inc. (The)	323,708
2,100	O’Reilly Automotive, Inc. (a)	167,895
2,975	Signet Jewelers Ltd., (Bermuda)	130,781
102,150	Staples, Inc.	1,418,863
6,250	Tiffany & Co.	414,125
1,000	Tractor Supply Co.	70,150
5,700	Urban Outfitters, Inc. (a)	157,092

		4,253,677

	Textiles, Apparel & Luxury Goods — 0.1%
6,220	Adidas AG, (Germany)	404,133
743,000	China Hongxing Sports Ltd., (China) (a) (f) (i)	65,876
6,012	Cie Financiere Richemont S.A., (Switzerland), Class A	302,420
4,500	Coach, Inc.	274,680
4,500	Hanesbrands, Inc. (a)	98,370
874	LVMH Moet Hennessy Louis Vuitton S.A., (France)	123,116
600	NIKE, Inc., Class B	57,822

		1,326,417

	Total Consumer Discretionary	23,799,406

	Consumer Staples — 2.3%
	Beverages — 0.5%
13,310	Anheuser-Busch InBev N.V., (Belgium)	812,353
6,170	Coca-Cola Co. (The)	431,715
7,500	Diageo plc, (United Kingdom)	163,876
25,325	Diageo plc, (United Kingdom), ADR	2,213,911
10,350	Heineken N.V., (Netherlands)	479,156
7,899	PepsiCo, Inc.	524,099
4,160	Pernod-Ricard S.A., (France)	385,045

		5,010,155

	Food & Staples Retailing — 0.7%
28,490	Carrefour S.A., (France)	648,198
1,000	Costco Wholesale Corp.	83,320
24,050	Distribuidora Internacional de Alimentacion S.A., (Spain) (a)	108,270
60,360	Koninklijke Ahold N.V., (Netherlands)	811,275
9,710	Kroger Co. (The)	235,176
32,625	Safeway, Inc.	686,430
60,275	Sysco Corp.	1,767,866

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
219,250	Tesco plc, (United Kingdom)	1,371,812
2,893	United Natural Foods, Inc. (a)	115,749
36,300	Wal-Mart Stores, Inc.	2,169,288
1,400	Whole Foods Market, Inc.	97,412

		8,094,796

	Food Products — 0.8%
13,000	Ajinomoto Co., Inc., (Japan)	156,059
7,900	Archer-Daniels-Midland Co.	225,940
39,100	BrasilAgro-Companhia Brasileira de Propriedades Agricolas, (Brazil) (a)	202,496
24,006	Danone, (France)	1,506,435
1,200	General Mills, Inc.	48,492
3,020	H.J. Heinz Co.	163,201
2,900	Hershey Co. (The)	179,162
31,450	Kraft Foods, Inc., Class A	1,174,972
860,000	Marine Harvest ASA, (Norway)	370,884
26,405	Nestle S.A., (Switzerland)	1,516,268
24,750	Nestle S.A., (Switzerland), ADR	1,428,322
36,000	Tingyi Cayman Islands Holding Corp., (China)	109,045
2,136	TreeHouse Foods, Inc. (a)	139,652
32,865	Unilever N.V., (Netherlands)	1,129,570
21,790	Unilever plc, (United Kingdom), ADR	730,401

		9,080,899

	Household Products — 0.2%
2,600	Church & Dwight Co., Inc.	118,976
1,350	Colgate-Palmolive Co.	124,727
18,950	Kimberly-Clark Corp.	1,393,962
7,960	Reckitt Benckiser Group plc, (United Kingdom)	392,587

		2,030,252

	Personal Products — 0.1%
7,880	Beiersdorf AG, (Germany)	446,552
3,100	Herbalife Ltd., (Cayman Islands)	160,177
2,225	L’Oreal S.A., (France)	231,733

		838,462

	Tobacco — 0.0% (g)
3,688	Imperial Tobacco Group plc, (United Kingdom)	139,556
3,500	Philip Morris International, Inc.	274,680

		414,236

	Total Consumer Staples	25,468,800

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 2.0%
	Energy Equipment & Services — 0.6%
2,716	Atwood Oceanics, Inc. (a)	108,070
7,760	Baker Hughes, Inc.	377,446
8,831	Cameron International Corp. (a)	434,397
26,910	Cie Generale de Geophysique-Veritas, (France) (a)	624,634
1,050	Core Laboratories N.V., (Netherlands)	119,647
1,500	Dril-Quip, Inc. (a)	98,730
2,015	Fugro N.V. CVA, (Netherlands)	116,639
2,961	Global Geophysical Services, Inc. (a)	19,898
7,800	Halliburton Co.	269,178
2,300	Oil States International, Inc. (a)	175,651
16,360	Petroleum Geo-Services ASA, (Norway) (a)	178,300
10,827	Precision Drilling Corp., (Canada) (a)	111,085
34,090	Schlumberger Ltd., (Netherlands)	2,328,688
6,726	Seadrill Ltd., (Bermuda)	224,306
10,015	Transocean Ltd., (Switzerland)	384,476
21,670	Trican Well Service Ltd., (Canada)	373,309
14,360	Weatherford International Ltd., (Switzerland) (a)	210,230

		6,154,684

	Oil, Gas & Consumable Fuels — 1.4%
6,335	Apache Corp.	573,824
95,000	Bankers Petroleum Ltd., (Canada) (a)	414,037
14,700	BG Group plc, (United Kingdom)	314,046
1,971	Bill Barrett Corp. (a)	67,152
98,690	Cameco Corp., (Canada)	1,781,355
14,900	Cenovus Energy, Inc., (Canada)	494,784
2,200	Chevron Corp.	234,080
6,154	Comstock Resources, Inc. (a)	94,156
1,800	Concho Resources, Inc. (a)	168,750
4,135	ConocoPhillips	301,317
1,880	Consol Energy, Inc.	68,996
1,586	Contango Oil & Gas Co. (a)	92,274
7,700	Denbury Resources, Inc. (a)	116,270
22,475	Devon Energy Corp.	1,393,450
2,175	Encana Corp., (Canada)	40,330
18,915	Enterprise Products Partners LP	877,278
77,100	ERG S.p.A., (Italy)	873,781
63,800	Gazprom OAO, (Russia), ADR	679,721
6,250	Hess Corp.	355,000
34,325	Kinder Morgan, Inc.	1,104,235
17,580	Magellan Midstream Partners LP	1,210,910
601,000	Medco Energi Internasional Tbk PT, (Indonesia)	160,375

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
9,775	Nexen, Inc., (Canada)	155,520
3,880	Niko Resources Ltd., (Canada)	183,688
3,700	Noble Energy, Inc.	349,243
8,215	Occidental Petroleum Corp.	769,746
1,943	Overseas Shipholding Group, Inc.	21,237
10,300	Royal Dutch Shell plc, (Netherlands), ADR	752,827
3,600	Southwestern Energy Co. (a)	114,984
24,850	Statoil ASA, (Norway), ADR	636,409
62,000	Talisman Energy, Inc., (Canada)	789,948
11,609	Tesoro Corp. (a)	271,186
3,500	Whiting Petroleum Corp. (a)	163,415

		15,624,324

	Total Energy	21,779,008

	Financials — 2.0%
	Capital Markets — 0.4%
77,595	Bank of New York Mellon Corp. (The)	1,544,916
44,360	Charles Schwab Corp. (The)	499,494
177,000	Daiwa Securities Group, Inc., (Japan)	550,356
79,125	Egyptian Financial Group-Hermes Holding, (Egypt) (a)	132,489
4,560	Goldman Sachs Group, Inc. (The)	412,361
9,727	Invesco Ltd.	195,415
3,600	Lazard Ltd., (Bermuda), Class A	93,996
5,800	State Street Corp.	233,798
4,213	Stifel Financial Corp. (a)	135,027
69,725	Uranium Participation Corp., (Canada) (a)	384,642

		4,182,494

	Commercial Banks — 0.5%
73,285	Banco Santander S.A., (Spain)	553,643
23,700	Bangkok Bank PCL, (Thailand)	123,014
260,426	Bank of China Ltd., (China), Class H	95,497
30,600	Bank of East Asia Ltd., (Hong Kong)	115,462
5,785	Bank of the Ozarks, Inc.	171,410
2,552	BNP Paribas S.A., (France)	99,373
16,500	BOC Hong Kong Holdings Ltd., (Hong Kong)	38,934
44,800	Comerica, Inc.	1,155,840
18,113	DBS Group Holdings Ltd., (Singapore)	160,776
7,203	East West Bancorp, Inc.	142,259
22,085	First Republic Bank (a)	676,022
5,999	Glacier Bancorp, Inc.	72,168
3,000	HDFC Bank Ltd., (India), ADR	78,840
105,781	HSBC Holdings plc, (United Kingdom)	807,541
2,568	Iberiabank Corp.	126,602

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
6,200	ICICI Bank Ltd., (India), ADR	163,866
13,975	Standard Chartered plc, (United Kingdom)	305,669
178,460	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	523,341
3,419	UMB Financial Corp.	127,358

		5,537,615

	Consumer Finance — 0.1%
25,745	American Express Co.	1,214,392
7,860	Discover Financial Services	188,640

		1,403,032

	Diversified Financial Services — 0.1%
1,100	CME Group, Inc., Class A	268,037
13,990	Deutsche Boerse AG, (Germany) (a)	732,206
17,000	Guoco Group Ltd., (Hong Kong)	157,872
4,700	Moody’s Corp.	158,296
7,600	NASDAQ OMX Group, Inc. (The) (a)	186,276

		1,502,687

	Insurance — 0.7%
500	ACE Ltd., (Switzerland)	35,060
4,600	Aflac, Inc.	198,996
113,800	AIA Group Ltd., (Hong Kong)	354,251
1,700	Allstate Corp. (The)	46,597
49,332	American International Group, Inc. (a)	1,144,502
1,400	Aon Corp.	65,520
6,300	Assured Guaranty Ltd., (Bermuda)	82,782
4,900	Axis Capital Holdings Ltd., (Bermuda)	156,604
19,000	Berkshire Hathaway, Inc., Class B (a)	1,449,700
111,480	Mapfre S.A., (Spain)	352,609
6,375	Marsh & McLennan Cos., Inc.	201,577
28,100	MS&AD Insurance Group Holdings, (Japan)	518,687
42,700	Old Republic International Corp.	395,829
6,400	Progressive Corp. (The)	124,864
4,900	RenaissanceRe Holdings Ltd., (Bermuda)	364,413
7,472	Sampo OYJ, (Finland), Class A	184,828
35,300	Symetra Financial Corp.	320,171
18,860	Transatlantic Holdings, Inc.	1,032,208
24,325	Willis Group Holdings plc, (Ireland)	943,810

		7,973,008

	Real Estate Investment Trusts (REITs) — 0.1%
690	Alexandria Real Estate Equities, Inc.	47,589
2,530	BioMed Realty Trust, Inc.	45,742
6,666	Colonial Properties Trust	139,053

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
1,890	Corporate Office Properties Trust	40,181
710	Digital Realty Trust, Inc.	47,336
2,210	DuPont Fabros Technology, Inc.	53,526
5,884	LaSalle Hotel Properties	142,452

		515,879

	Real Estate Management & Development — 0.1%
2,000	Jones Lang LaSalle, Inc.	122,520
19,271	Solidere, (Lebanon), GDR (e)	277,117
10,000	Sun Hung Kai Properties Ltd., (Hong Kong)	124,969
5,000	Swire Pacific Ltd., (Hong Kong), Class A	60,243

		584,849

	Total Financials	21,699,564

	Health Care — 2.2%
	Biotechnology — 0.2%
10,475	Actelion Ltd., (Switzerland) (a)	358,317
6,850	BioMarin Pharmaceutical, Inc. (a)	235,503
4,420	Celgene Corp. (a)	298,792
3,600	Dendreon Corp. (a)	27,360
6,290	Gilead Sciences, Inc. (a)	257,450
1,450	Pharmasset, Inc. (a)	185,890
21,500	Seattle Genetics, Inc. (a)	359,373
1,837	United Therapeutics Corp. (a)	86,798

		1,809,483

	Health Care Equipment & Supplies — 0.5%
16,460	Alere, Inc. (a)	380,061
2,302	Analogic Corp.	131,951
4,680	Becton, Dickinson & Co.	349,690
40,840	Boston Scientific Corp. (a)	218,086
2,709	Cie Generale d’Optique Essilor International S.A., (France)	190,962
24,200	Covidien plc, (Ireland)	1,089,242
325	DexCom, Inc. (a)	3,026
20,075	Gen-Probe, Inc. (a)	1,186,834
15,090	Getinge AB, (Sweden), Class B	381,576
7,700	Hologic, Inc. (a)	134,827
24,910	Mindray Medical International Ltd., (China), ADR	638,692
1,328	Sonova Holding AG, (Switzerland) (a)	138,354
1,156	Straumann Holding AG, (Switzerland)	199,100
4,700	Sysmex Corp., (Japan)	152,806
13,036	Teleflex, Inc.	798,976
4,260	Volcano Corp. (a)	101,345

		6,095,528

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 0.4%
1,670	AMERIGROUP Corp. (a)	98,663
34,075	AmerisourceBergen Corp.	1,267,249
4,400	BML, Inc., (Japan)	103,774
8,000	DaVita, Inc. (a)	606,480
4,875	Express Scripts, Inc. (a)	217,864
26,694	Health Management Associates, Inc., Class A (a)	196,735
43,300	HealthSouth Corp. (a)	765,111
18,100	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	104,316
106,480	Sonic Healthcare Ltd., (Australia)	1,227,315
5,700	UnitedHealth Group, Inc.	288,876

		4,876,383

	Health Care Technology — 0.1%
3,990	Allscripts Healthcare Solutions, Inc. (a)	75,570
2,567	athenahealth, Inc. (a)	126,091
11,455	Cerner Corp. (a)	701,619
1,600	SXC Health Solutions Corp. (a)	90,368

		993,648

	Life Sciences Tools & Services — 0.2%
6,956	Agilent Technologies, Inc. (a)	242,973
18,690	Lonza Group AG, (Switzerland) (a)	1,101,263
850	Mettler-Toledo International, Inc. (a)	125,553
28,330	QIAGEN N.V., (Netherlands) (a)	390,061
1,380	Waters Corp. (a)	102,189
9,420	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	103,997

		2,066,036

	Pharmaceuticals — 0.8%
4,900	Allergan, Inc.	429,926
3,476	Bayer AG, (Germany)	221,989
16,220	Bayer AG, (Germany), ADR	1,034,836
3,325	Bristol-Myers Squibb Co.	117,173
2,200	Egis Gyogyszergyar Nyrt, (Hungary)	159,791
29,350	Eli Lilly & Co.	1,219,786
30,025	GlaxoSmithKline plc, (United Kingdom), ADR	1,370,041
15,335	Johnson & Johnson	1,005,670
4,181	Novartis AG, (Switzerland)	238,706
12,250	Novartis AG, (Switzerland), ADR	700,333
2,322	Novo Nordisk A/S, (Denmark), Class B	266,759
440	Roche Holding AG, (Switzerland)	74,412
17,100	Shire plc, (Ireland)	594,295
1,900	Shire plc, (Ireland), ADR	197,410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
542,000	United Laboratories International Holdings Ltd. (The), (Hong Kong)	311,151
22,470	Valeant Pharmaceuticals International, Inc., (Canada) (a)	1,049,124

		8,991,402

	Total Health Care	24,832,480

	Industrials — 2.9%
	Aerospace & Defense — 0.4%
3,703	Aerovironment, Inc. (a)	116,533
1,500	Boeing Co. (The)	110,025
26,000	CAE, Inc., (Canada)	252,407
30,505	DigitalGlobe, Inc. (a)	521,941
15,550	European Aeronautic Defence and Space Co., N.V., (Netherlands)	484,212
86,100	Finmeccanica S.p.A., (Italy)	317,028
8,054	Lockheed Martin Corp.	651,569
1,600	Rockwell Collins, Inc.	88,592
43,275	Spirit Aerosystems Holdings, Inc., Class A (a)	899,254
24,400	Thales S.A., (France)	768,031
4,500	United Technologies Corp.	328,905

		4,538,497

	Air Freight & Logistics — 0.3%
1,900	C.H. Robinson Worldwide, Inc.	132,582
6,011	FedEx Corp.	501,979
3,619	Forward Air Corp.	115,989
85,171	PostNL N.V., (Netherlands)	270,237
77,232	TNT Express N.V., (Netherlands)	575,221
26,485	United Parcel Service, Inc., Class B	1,938,437

		3,534,445

	Airlines — 0.2%
43,460	Ryanair Holdings plc, (Ireland), ADR (a)	1,210,796
105,800	Southwest Airlines Co.	905,648
20,350	U.S. Airways Group, Inc. (a)	103,174
6,570	United Continental Holdings, Inc. (a)	123,976

		2,343,594

	Building Products — 0.0% (g)
1,302	Assa Abloy AB, (Sweden), Class B	32,557

	Commercial Services & Supplies — 0.3%
29,275	Cintas Corp.	1,019,062
66,000	Downer EDI Ltd., (Australia) (a)	215,433
11,650	Edenred, (France)	285,775
4,600	Iron Mountain, Inc.	141,680

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
36,665	Republic Services, Inc.	1,010,121
52,000	Toppan Printing Co., Ltd., (Japan)	381,762

		3,053,833

	Construction & Engineering — 0.1%
3,439	Chicago Bridge & Iron Co. N.V., (Netherlands)	129,994
5,000	JGC Corp., (Japan)	120,043
10,040	Quanta Services, Inc. (a)	216,262
4,200	URS Corp. (a)	147,504

		613,803

	Electrical Equipment — 0.2%
4,300	AMETEK, Inc.	181,030
11,166	Areva S.A., (France) (a)	275,881
4,100	Cooper Industries plc	222,015
3,400	Emerson Electric Co.	158,406
2,697	Franklin Electric Co., Inc.	117,481
26,600	Futaba Corp./Chiba, (Japan)	422,848
14,807	GrafTech International Ltd. (a)	202,116
5,130	Nexans S.A., (France)	264,916
27,800	Prysmian S.p.A., (Italy)	343,490
4,795	Schneider Electric S.A., (France)	250,689

		2,438,872

	Industrial Conglomerates — 0.2%
25,150	3M Co.	2,055,510
4,150	Danaher Corp.	195,216
8,400	General Electric Co.	150,444
5,717	Tyco International Ltd., (Switzerland)	267,041

		2,668,211

	Machinery — 0.5%
707	Andritz AG, (Austria)	58,470
1,225	Caterpillar, Inc.	110,985
5,618	Colfax Corp. (a)	160,000
1,700	FANUC Corp., (Japan)	259,305
2,680	Flowserve Corp.	266,177
26,325	Illinois Tool Works, Inc.	1,229,641
24,300	Ingersoll-Rand plc, (Ireland)	740,421
92,000	Japan Steel Works Ltd. (The), (Japan)	638,189
22,500	Kurita Water Industries Ltd., (Japan)	584,052
16,000	Organo Corp., (Japan)	121,734
5,380	Pall Corp.	307,467
1,200	Parker Hannifin Corp.	91,500
1,900	SMC Corp., (Japan)	305,683
2,600	SPX Corp.	156,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
3,100	Stanley Black & Decker, Inc.	209,560
5,320	Terex Corp. (a)	71,873
2,800	WABCO Holdings, Inc. (a)	121,520
1,698	Wabtec Corp.	118,775
5,470	Westport Innovations, Inc., (Canada) (a)	181,823

		5,733,877

	Marine — 0.1%
2,090	D/S Norden, (Denmark)	48,810
7,060	Diana Shipping, Inc., (Greece) (a)	52,809
124,000	Pacific Basin Shipping Ltd., (Hong Kong)	49,510
32,100	Stolt-Nielsen Ltd., (United Kingdom)	642,877

		794,006

	Professional Services — 0.2%
7,260	Adecco S.A., (Switzerland) (a)	302,570
1,897	Advisory Board Co. (The) (a)	140,776
3,573	Corporate Executive Board Co. (The)	136,131
2,200	IHS, Inc., Class A (a)	189,552
2,200	Manpower, Inc.	78,650
15,250	Nielsen Holdings N.V. (a)	452,773
10,090	Randstad Holding N.V., (Netherlands)	296,822

		1,597,274

	Road & Rail — 0.2%
17,100	East Japan Railway Co., (Japan)	1,089,926
23,900	Firstgroup plc, (United Kingdom)	125,262
3,800	Kansas City Southern (a)	258,438
4,200	Norfolk Southern Corp.	306,012
1,000	Union Pacific Corp.	105,940
4,500	West Japan Railway Co., (Japan)	195,531

		2,081,109

	Trading Companies & Distributors — 0.1%
35,020	Air Lease Corp. (a)	830,324
40,800	Mitsui & Co., Ltd., (Japan)	632,369

		1,462,693

	Transportation Infrastructure — 0.1%
23,240	Groupe Eurotunnel S.A., (France)	157,668
56,000	Kamigumi Co., Ltd., (Japan)	483,362

		641,030

	Total Industrials	31,533,801

	Information Technology — 2.8%
	Communications Equipment — 0.2%
3,834	Acme Packet, Inc. (a)	118,509
187,500	Alcatel-Lucent, (France), ADR (a)	292,500

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
7,818	Ceragon Networks Ltd., (Israel) (a)	60,199
17,410	Cisco Systems, Inc.	314,773
9,063	Ixia (a)	95,252
3,994	Meru Networks, Inc. (a)	16,495
4,037	NETGEAR, Inc. (a)	135,522
82,400	Nokia OYJ, (Finland), ADR	397,168
9,720	QUALCOMM, Inc.	531,684

		1,962,102

	Computers & Peripherals — 0.3%
1,711	Apple, Inc. (a)	692,955
18,390	EMC Corp. (a)	396,121
14,285	Hewlett-Packard Co.	367,982
10,000	Japan Digital Laboratory Co., Ltd., (Japan)	98,640
2,900	NetApp, Inc. (a)	105,183
38,308	Western Digital Corp. (a)	1,185,632

		2,846,513

	Electronic Equipment, Instruments & Components — 0.4%
3,030	Amphenol Corp., Class A	137,532
24,425	Avnet, Inc. (a)	759,373
20,110	Corning, Inc.	261,028
3,300	FLIR Systems, Inc.	82,731
25,000	Hitachi Ltd., (Japan)	130,049
16,650	Ingram Micro, Inc., Class A (a)	302,864
1,700	Keyence Corp., (Japan)	409,768
4,300	Murata Manufacturing Co., Ltd., (Japan)	220,210
3,900	National Instruments Corp.	101,205
39,000	Nippon Electric Glass Co., Ltd., (Japan)	383,925
23,100	Premier Farnell plc, (United Kingdom)	64,561
23,000	Sanshin Electronics Co., Ltd., (Japan)	190,351
43,400	TE Connectivity Ltd., (Switzerland)	1,337,154
3,600	Trimble Navigation Ltd. (a)	156,240

		4,536,991

	Internet Software & Services — 0.2%
5,700	eBay, Inc. (a)	172,881
1,690	Google, Inc., Class A (a)	1,091,571
892	RightNow Technologies, Inc. (a)	38,115
19,100	Tencent Holdings Ltd., (China)	382,446
4,900	VeriSign, Inc.	175,028
12,169	Yahoo!, Inc. (a)	196,286

		2,056,327

	IT Services — 0.8%
25,375	Accenture plc, (Ireland), Class A	1,350,711
3,400	Alliance Data Systems Corp. (a)	353,056

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
16,150	Amadeus IT Holding S.A., (Spain), Class A	260,793
67,410	Amdocs Ltd. (a)	1,923,207
20,950	Automatic Data Processing, Inc.	1,131,510
10,950	Cap Gemini S.A., (France)	340,437
20,550	Computer Sciences Corp.	487,035
4,200	Gartner, Inc. (a)	146,034
4,400	Genpact Ltd., (Bermuda) (a)	65,780
4,300	Global Payments, Inc.	203,734
12,180	Indra Sistemas S.A., (Spain)	154,418
3,850	International Business Machines Corp.	707,938
6,600	Jack Henry & Associates, Inc.	221,826
780	MasterCard, Inc., Class A	290,800
7,200	NeuStar, Inc., Class A (a)	246,024
20,545	Redecard S.A., (Brazil)	321,516
2,200	Teradata Corp. (a)	106,722
9,173	VeriFone Systems, Inc. (a)	325,825
5,920	Visa, Inc., Class A	601,058
7,400	Western Union Co. (The)	135,124

		9,373,548

	Office Electronics — 0.0% (g)
4,100	Canon, Inc., (Japan)	180,430

	Semiconductors & Semiconductor Equipment — 0.3%
27,600	Advantest Corp., (Japan)	262,115
2,800	Altera Corp.	103,880
2,600	Analog Devices, Inc.	93,028
6,365	ASML Holding N.V., (Netherlands)	265,925
41,795	Atmel Corp. (a)	338,540
14,900	Broadcom Corp., Class A (a)	437,464
1,000	First Solar, Inc. (a)	33,760
6,700	KLA-Tencor Corp.	323,275
2,000	Linear Technology Corp.	60,060
5,500	Maxim Integrated Products, Inc.	143,220
5,900	Microchip Technology, Inc.	216,117
935	Samsung Electronics Co., Ltd., (South Korea), GDR	267,632
33,000	Sumco Corp., (Japan) (a)	242,922
8,900	Tokyo Electron Ltd., (Japan)	450,942

		3,238,880

	Software — 0.6%
11,880	Autodesk, Inc. (a)	360,320
2,700	CommVault Systems, Inc. (a)	115,344
118,520	Compuware Corp. (a)	986,086
4,954	DemandTec, Inc. (a)	65,244
1,700	Informatica Corp. (a)	62,781

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
2,500	MICROS Systems, Inc. (a)	116,450
87,600	Microsoft Corp.	2,274,096
74,760	Misys plc, (United Kingdom) (a)	269,589
19,234	Oracle Corp.	493,352
1,800	Red Hat, Inc. (a)	74,322
1,452	SAP AG, (Germany)	76,799
8,744	Seachange International, Inc. (a)	61,470
2,900	Solera Holdings, Inc.	129,166
4,210	SuccessFactors, Inc. (a)	167,853
3,600	TIBCO Software, Inc. (a)	86,076
5,100	Trend Micro, Inc., (Japan)	152,080
10,746	VASCO Data Security International, Inc. (a)	70,064
41,887	Websense, Inc. (a)	784,544

		6,345,636

	Total Information Technology	30,540,427

	Materials — 1.5%
	Chemicals — 0.5%
2,500	Air Liquide S.A., (France)	308,694
2,300	Air Products & Chemicals, Inc.	195,937
2,400	Airgas, Inc.	187,392
11,000	Chugoku Marine Paints Ltd., (Japan)	67,951
7,900	Ecolab, Inc.	456,699
2,704	FMC Corp.	232,652
24,870	Johnson Matthey plc, (United Kingdom)	708,598
1,148	Linde AG, (Germany)	170,607
22,660	Monsanto Co.	1,587,786
8,500	Shin-Etsu Chemical Co., Ltd., (Japan)	417,518
2,596	Syngenta AG, (Switzerland) (a)	762,836
2,553	Westlake Chemical Corp.	102,733

		5,199,403

	Construction Materials — 0.1%
43,277	CRH plc, (Ireland)	858,990
6,380	Holcim Ltd., (Switzerland) (a)	340,087

		1,199,077

	Containers & Packaging — 0.1%
38,955	Crown Holdings, Inc. (a)	1,308,109
7,030	Owens-Illinois, Inc. (a)	136,241

		1,444,350

	Metals & Mining — 0.8%
9,725	Allegheny Technologies, Inc.	464,855
13,500	AngloGold Ashanti Ltd., (South Africa), ADR	573,075
34,650	Barrick Gold Corp., (Canada)	1,568,204
6,166	BHP Billiton Ltd., (Australia)	217,651

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
531,000	Eastern Platinum Ltd., (Canada) (a)	281,463
28,425	Gabriel Resources Ltd., (Canada) (a)	175,224
24,900	Gold Fields Ltd., (South Africa)	381,813
15,700	Impala Platinum Holdings Ltd., (South Africa)	325,051
1,300	Inmet Mining Corp., (Canada)	83,583
14,850	Kinross Gold Corp., (Canada)	169,290
33,281	Newcrest Mining Ltd., (Australia)	1,014,242
29,290	Newmont Mining Corp.	1,757,693
1,800	Nucor Corp.	71,226
264,825	Polyus Gold International Ltd., (United Kingdom), GDR (a)	781,234
7,400	Rio Tinto plc, (United Kingdom)	361,464
396	Royal Gold, Inc.	26,702
861,395	Village Main Reef Ltd., (South Africa) (a)	218,749

		8,471,519

	Total Materials	16,314,349

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.3%
19,343	Koninklijke KPN N.V., (Netherlands)	230,901
23,300	KT Corp., (South Korea), ADR	364,412
18,300	Nippon Telegraph & Telephone Corp., (Japan)	931,652
181	Swisscom AG, (Switzerland)	68,459
2,600	Tele Norte Leste Participacoes S.A., (Brazil), ADR	24,726
84,500	Telecom Egypt, (Egypt)	185,924
19,206	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	590,392
36,860	Telenor ASA, (Norway)	603,168
52,033	Telstra Corp. Ltd., (Australia)	176,965
1,300	TELUS Corp., (Canada)	69,725
3,200	Verizon Communications, Inc.	128,384

		3,374,708

	Wireless Telecommunication Services — 0.3%
9,100	American Tower Corp., Class A	546,091
26,361	MetroPCS Communications, Inc. (a)	228,814
12,550	MTN Group Ltd., (South Africa)	222,979
8,900	SBA Communications Corp., Class A (a)	382,344
39,500	SK Telecom Co., Ltd., (South Korea), ADR	537,595
12,000	Softbank Corp., (Japan)	352,417
73,100	Turkcell Iletisim Hizmetleri AS, (Turkey), ADR (a)	859,656

		3,129,896

	Total Telecommunication Services	6,504,604

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 0.5%
	Electric Utilities — 0.3%
53,275	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	772,487
46,775	EDF S.A., (France)	1,134,987
1,400	Edison International	57,960
256,800	Federal Hydrogenerating Co., (Russia), ADR	782,072
51,900	Korea Electric Power Corp., (South Korea), ADR	569,862

		3,317,368

	Gas Utilities — 0.1%
115,600	Hong Kong & China Gas Co., Ltd., (Hong Kong)	267,657
31,955	Questar Corp.	634,626

		902,283

	Multi-Utilities — 0.0% (g)
2,700	GDF Suez, (France)	73,367
20,500	National Grid plc, (United Kingdom)	198,149
1,200	PG&E Corp.	49,464

		320,980

	Water Utilities — 0.1%
35,345	American Water Works Co., Inc.	1,126,092

	Total Utilities	5,666,723

	Total Common Stocks (Cost $209,524,730)	208,139,162

Preferred Stocks — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Household Durables — 0.0% (g)
6,750	LG Electronics, Inc., (South Korea) (a)	140,823

	Consumer Staples — 0.0% (g)
	Household Products — 0.0% (g)
3,460	Henkel AG & Co. KGaA, (Germany)	199,463

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
275	Lucent Technologies Capital Trust I, 7.750%, 03/15/17 (f) (i)	168,850

	Total Preferred Stocks (Cost $673,317)	509,136

Investment Companies — 77.1%
	Alternative Assets — 4.9%
1,238,894	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (b)	21,222,250
1,183,766	JPMorgan Realty Income Fund, Institutional Class Shares (b)	12,086,246

SHARES	SECURITY DESCRIPTION	VALUE($)

	Alternative Assets — Continued
1,031,390	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	10,788,341
63,000	SPDR Gold Shares (a)	9,575,370

	Total Alternative Assets	53,672,207

	Fixed Income — 35.5%
1,306,818	Eaton Vance Floating-Rate Fund, Class I	11,513,068
2,291,281	Eaton Vance Global Macro Absolute Return Fund, Class I	22,500,375
106,700	iShares iBoxx Investment Grade Corporate Bond Fund	12,138,192
4,084,495	JPMorgan Core Bond Fund, Class R6 Shares (b)	48,360,421
4,096,117	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	39,445,609
7,050,829	JPMorgan High Yield Fund, Class R6 Shares (b)	53,656,812
3,732,962	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	39,121,443
3,701,500	JPMorgan International Currency Income Fund, Select Class Shares (b)	40,087,245
4,824,967	JPMorgan Multi-Sector Income Fund, Select Class Shares (b)	48,056,667
6,982,638	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	76,459,886

	Total Fixed Income	391,339,718

	International Equity — 10.3%
1,342,253	Dreyfus Emerging Markets Debt Local Currency Fund, Class I	17,664,043
672,500	iShares MSCI All Country Asia ex Japan Index Fund	33,557,750
515,400	iShares MSCI EAFE Index Fund	25,527,762
1,465,785	John Hancock Funds II - Emerging Markets Fund, Class I	13,280,015
1,147,286	Matthews Pacific Tiger Fund	23,312,846

	Total International Equity	113,342,416

	Money Market — 9.4%
104,010,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l)	104,010,314

	U.S. Equity — 17.0%
186,000	iShares S&P 500 Growth Index Fund	12,540,120
6,117,353	JPMorgan Equity Income Fund, Select Class Shares (b)	57,258,427
2,983,323	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	25,925,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	U.S. Equity — Continued
907,283	JPMorgan Large Cap Growth Fund, Select Class Shares (b)	19,470,302
756,049	JPMorgan Mid Cap Core Fund, Select Class Shares (b)	12,149,704
1,548,217	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	30,561,795
397,900	Vanguard Mid-Cap ETF	28,624,926

	Total U.S. Equity	186,530,351

	Total Investment Companies (Cost $849,908,021)	848,895,006

PRINCIPAL AMOUNT($)
Convertible Bonds — 0.1%
	Consumer Discretionary — 0.1%
	Specialty Retail — 0.0% (g)
250,000	Group 1 Automotive, Inc., SUB, 2.250%, 06/15/36	262,812

	Textiles, Apparel & Luxury Goods — 0.1%
	Iconix Brand Group, Inc.,
175,000	1.875%, 06/30/12	172,375
100,000	2.500%, 06/01/16 (e) (m)	94,625

		267,000

	Total Consumer Discretionary	529,812

	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
150,000	Bristow Group, Inc., 3.000%, 06/15/38	153,188
250,000	Hornbeck Offshore Services, Inc., SUB, 1.625%, 11/15/26	251,250

	Total Energy	404,438

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
125,000	Hologic, Inc., SUB, 2.000%, 12/15/37 (m)	119,219

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
200,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	195,500

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
250,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e) (m)	232,500

	Total Convertible Bonds (Cost $1,519,736)	1,481,469

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 3.1%
	Consumer Discretionary — 0.9%
	Auto Components — 0.1%
150,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	147,000
300,000	Dana Holding Corp., 6.750%, 02/15/21	307,500
300,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	327,000
275,000	Tenneco, Inc., 6.875%, 12/15/20	281,875

		1,063,375

	Hotels, Restaurants & Leisure — 0.1%
375,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (m)	386,250
300,000	Boyd Gaming Corp., 9.125%, 12/01/18	285,000
150,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	140,250
300,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	294,000
300,000	Vail Resorts, Inc., 6.500%, 05/01/19	306,000

		1,411,500

	Internet & Catalog Retail — 0.0% (g)
150,000	Affinion Group, Inc., 11.500%, 10/15/15 (f) (i)	130,875

	Media — 0.5%
300,000	Allbritton Communications Co., 8.000%, 05/15/18	297,750
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21 (m)	405,000
475,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	503,500
400,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	421,000
300,000	Cumulus Media, Inc., 7.750%, 05/01/19 (e)	266,250
400,000	DISH DBS Corp., 6.750%, 06/01/21 (m)	431,000
	EH Holding Corp.,
150,000	6.500%, 06/15/19 (e) (m)	156,375
275,000	7.625%, 06/15/21 (e) (m)	288,750
300,000	Gray Television, Inc., 10.500%, 06/29/15	283,500
	Intelsat Jackson Holdings S.A., (Luxembourg),
200,000	7.500%, 04/01/21 (e) (m)	202,250
100,000	9.500%, 06/15/16 (m)	104,500
	Intelsat Luxembourg S.A., (Luxembourg),
200,000	11.250%, 02/04/17 (m)	193,500
115,000	PIK, 12.500%, 02/04/17 (e) (m)	110,975
375,000	Lamar Media Corp., 6.625%, 08/15/15	382,500

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
250,000	Production Resource Group, Inc., 8.875%, 05/01/19 (e)	228,750
300,000	Valassis Communications, Inc., 6.625%, 02/01/21	279,000
325,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	341,250

		4,895,850

	Specialty Retail — 0.1%
225,000	Michael’s Stores, Inc., 7.750%, 11/01/18	227,250
150,000	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	142,875
400,000	Penske Automotive Group, Inc., 7.750%, 12/15/16	410,000
100,000	Toys R US - Delaware, Inc., 7.375%, 09/01/16 (e)	100,250

		880,375

	Textiles, Apparel & Luxury Goods — 0.1%
450,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	456,750
235,000	Levi Strauss & Co., 8.875%, 04/01/16	244,400
250,000	Polymer Group, Inc., 7.750%, 02/01/19 (e)	258,750

		959,900

	Total Consumer Discretionary	9,341,875

	Consumer Staples — 0.3%
	Food & Staples Retailing — 0.2%
300,000	Ingles Markets, Inc., 8.875%, 05/15/17	324,750
175,000	Pantry, Inc. (The), 7.750%, 02/15/14	173,688
350,000	Stater Bros Holdings, Inc., 7.375%, 11/15/18	369,250
	SUPERVALU, Inc.,
300,000	7.500%, 11/15/14	305,250
100,000	8.000%, 05/01/16	103,250
350,000	Susser Holdings LLC/Susser Finance Corp., 8.500%, 05/15/16	377,562
150,000	U.S. Foodservice, 8.500%, 06/30/19 (e)	145,500

		1,799,250

	Food Products — 0.1%
300,000	Del Monte Corp., 7.625%, 02/15/19 (m)	288,000
300,000	Michael Foods, Inc., 9.750%, 07/15/18	315,750
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	104,000
370,000	9.250%, 04/01/15	379,712

		1,087,462

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.0% (g)
400,000	NBTY, Inc., 9.000%, 10/01/18	440,000

	Total Consumer Staples	3,326,712

	Energy — 0.3%
	Energy Equipment & Services — 0.1%
150,000	Basic Energy Services, Inc., 7.750%, 02/15/19	151,125
350,000	Complete Production Services, Inc., 8.000%, 12/15/16	364,000
	SESI LLC,
225,000	6.375%, 05/01/19	228,937
200,000	7.125%, 12/15/21 (e)	210,000
300,000	Unit Corp., 6.625%, 05/15/21	300,000

		1,254,062

	Oil, Gas & Consumable Fuels — 0.2%
150,000	Alpha Natural Resources, Inc., 6.000%, 06/01/19	145,500
225,000	Arch Coal, Inc., 7.000%, 06/15/19 (e) (m)	229,500
400,000	Chaparral Energy, Inc., 8.875%, 02/01/17	414,000
225,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	198,000
350,000	Inergy LP/Inergy Finance Corp., 7.000%, 10/01/18	355,250
300,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	297,750
300,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	310,500
300,000	Penn Virginia Corp., 7.250%, 04/15/19	279,000
175,000	Plains Exploration & Production Co., 6.750%, 02/01/22	183,313

		2,412,813

	Total Energy	3,666,875

	Financials — 0.2%
	Commercial Banks — 0.1%
350,000	CIT Group, Inc., 7.000%, 05/02/16 (e) (m)	349,563

	Consumer Finance — 0.1%
200,000	Ally Financial, Inc., 6.750%, 12/01/14 (m)	201,000
	Ford Motor Credit Co. LLC,
300,000	5.000%, 05/15/18 (m)	300,778
200,000	5.875%, 08/02/21 (m)	208,441

		710,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — 0.0% (g)
225,000	Felcor Lodging LP, 6.750%, 06/01/19	216,000

	Real Estate Management & Development — 0.0% (g)
225,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	223,031

	Total Financials	1,498,813

	Health Care — 0.3%
	Health Care Equipment & Supplies — 0.1%
350,000	Alere, Inc., 7.875%, 02/01/16 (f) (i)	350,875
450,000	Biomet, Inc., 11.625%, 10/15/17	488,250

		839,125

	Health Care Providers & Services — 0.1%
350,000	DaVita, Inc., 6.625%, 11/01/20 (m)	359,625
350,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	356,125
200,000	Health Management Associates, Inc., 7.375%, 01/15/20 (e)	208,000
200,000	Multiplan, Inc., 9.875%, 09/01/18 (e)	208,000
200,000	Tenet Healthcare Corp., 8.000%, 08/01/20	200,250
200,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18 (m)	198,500

		1,530,500

	Health Care Technology — 0.0% (g)
300,000	MedAssets, Inc., 8.000%, 11/15/18	294,000

	Pharmaceuticals — 0.1%
225,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	224,719
225,000	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, 09/15/18	229,781

		454,500

	Total Health Care	3,118,125

	Industrials — 0.3%
	Aerospace & Defense — 0.0% (g)
225,000	Huntington Ingalls Industries, Inc., 7.125%, 03/15/21 (e)	220,500

	Air Freight & Logistics — 0.0% (g)
300,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	309,000

	Commercial Services & Supplies — 0.2%
300,000	ARAMARK Corp., 8.500%, 02/01/15 (m)	307,500
300,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	309,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
350,000	Geo Group, Inc. (The), 6.625%, 02/15/21	351,750
	Iron Mountain, Inc.,
300,000	6.625%, 01/01/16	300,000
225,000	8.000%, 06/15/20	234,281
300,000	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	291,000

		1,793,531

	Machinery — 0.0% (g)
150,000	Meritor, Inc., 8.125%, 09/15/15	134,250

	Professional Services — 0.0% (g)
300,000	FTI Consulting, Inc., 6.750%, 10/01/20	309,750

	Road & Rail — 0.1%
225,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	223,313
200,000	Hertz Corp. (The), 6.750%, 04/15/19	200,500
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	253,125

		676,938

	Total Industrials	3,443,969

	Information Technology — 0.3%
	Communications Equipment — 0.0% (g)
200,000	Avaya, Inc., 9.750%, 11/01/15	180,000
350,000	CommScope, Inc., 8.250%, 01/15/19 (e)	350,000

		530,000

	Electronic Equipment, Instruments & Components — 0.0% (g)
300,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	292,500

	Internet Software & Services — 0.1%
375,000	Equinix, Inc., 7.000%, 07/15/21	395,625
300,000	Syniverse Holdings, Inc., 9.125%, 01/15/19	316,500

		712,125

	IT Services — 0.1%
	SunGard Data Systems, Inc.,
475,000	7.625%, 11/15/20 (m)	488,062
100,000	10.250%, 08/15/15 (m)	103,625

		591,687

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — 0.1%
375,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	385,313
350,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	252,875
400,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	395,000

		1,033,188

	Total Information Technology	3,159,500

	Materials — 0.1%
	Chemicals — 0.0% (g)
225,000	Ferro Corp., 7.875%, 08/15/18	226,125
250,000	Huntsman International LLC, 5.500%, 06/30/16	245,000

		471,125

	Containers & Packaging — 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	7.125%, 04/15/19 (e) (m)	101,750
150,000	8.750%, 10/15/16 (e) (m)	157,875
150,000	9.000%, 05/15/18 (e) (m)	143,625
100,000	9.000%, 04/15/19 (e) (m)	95,000
300,000	Sealed Air Corp., 8.125%, 09/15/19 (e) (m)	328,500

		826,750

	Metals & Mining — 0.0% (g)
200,000	JMC Steel Group, 8.250%, 03/15/18 (e)	195,000

	Total Materials	1,492,875

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
475,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	486,281
300,000	GCI, Inc., 6.750%, 06/01/21	292,500
250,000	PAETEC Holding Corp., 9.875%, 12/01/18	275,000
300,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	303,750
400,000	West Corp., 7.875%, 01/15/19	397,000
475,000	Windstream Corp., 7.750%, 10/15/20 (m)	491,031

		2,245,562

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.0% (g)
	Nextel Communications, Inc.,
100,000	Series E, 6.875%, 10/31/13 (m)	99,500
150,000	Series D, 7.375%, 08/01/15 (m)	137,250

		236,750

	Total Telecommunication Services	2,482,312

	Utilities — 0.2%
	Gas Utilities — 0.1%
250,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	248,750
300,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	303,000
225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	234,000

		785,750

	Independent Power Producers & Energy Traders — 0.1%
225,000	AES Corp. (The), 7.375%, 07/01/21 (e) (m)	242,438
400,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	428,000
100,000	GenOn Americas Generation LLC, 8.500%, 10/01/21	93,250
300,000	GenOn Energy, Inc., 7.875%, 06/15/17	289,500
	NRG Energy, Inc.,
150,000	7.875%, 05/15/21 (e) (m)	146,250
200,000	8.250%, 09/01/20 (m)	201,000

		1,400,438

	Total Utilities	2,186,188

	Total Corporate Bonds (Cost $34,051,036)	33,717,244

Structured Note — 1.0%
	U.S. Equity — 1.0%
11,000,000	Deutsche Bank AG, Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 20.050%, due 12/26/12 (a) (Cost $11,000,000)	10,952,150

Loan Participations & Assignments — 0.2%
	Consumer Discretionary — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
500,000	MGM Resorts, Term Loan, 7.000%, 02/21/14	489,790

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
243,716	FTS International LLC, Term Loan, 6.250%, 05/06/16	239,922

	Financials — 0.1%
	Capital Markets — 0.1%
	Nuveen Investments, Extended Term Loan,
135,982	5.869%, 05/13/17	130,407
100,536	5.925%, 05/13/17	96,901
13,482	6.000%, 05/13/17	12,918
200,000	Nuveen Investments, 2nd Term Loan, 12.500%, 07/31/15	206,450

	Total Financials	446,676

	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
248,744	Brickman Group, Term Loan, 7.250%, 10/14/16	248,720

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
250,000	Level 3 Financing, Inc. Term Loan, 5.750%, 09/01/18	246,063

	Total Loan Participations & Assignments (Cost 1,682,860)	1,671,171

	Total Investments — 100.4% (Cost $1,108,359,700)	1,105,365,338
	Liabilities in Excess of Other Assets — (0.4)%	(3,964,440)

	NET ASSETS — 100.0%	$1,101,400,898

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.3%
Germany	1.3
United Kingdom	1.2
Japan	1.2
Others (each less than 1.0%)	6.0

*	Percentages indicated are based upon total investments as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 20.2%
	Consumer Discretionary — 2.6%
	Auto Components — 0.1%
8,178	BorgWarner, Inc. (a)	521,266
8,875	Visteon Corp. (a)	443,217

		964,483

	Automobiles — 0.1%
2,085	Bayerische Motoren Werke AG, (Germany)	139,378
13,500	Suzuki Motor Corp., (Japan)	277,966
7,200	Toyota Motor Corp., (Japan)	238,083

		655,427

	Distributors — 0.0% (g)
100,000	Li & Fung Ltd., (Hong Kong)	184,262
4,300	Pool Corp.	129,430

		313,692

	Diversified Consumer Services — 0.1%
4,116	Coinstar, Inc. (a)	187,854
1,400	DeVry, Inc.	53,844
9,813	Grand Canyon Education, Inc. (a)	156,616

		398,314

	Hotels, Restaurants & Leisure — 0.3%
13,490	Accor S.A., (France)	339,968
3,718	BJ’s Restaurants, Inc. (a)	168,500
25,505	Carnival Corp.	832,483
4,420	Ctrip.com International Ltd., (China), ADR (a)	103,428
2,500	International Game Technology	43,000
300	McDonald’s Corp.	30,099
18,350	OPAP S.A., (Greece)	161,486
4,495	Red Robin Gourmet Burgers, Inc. (a)	124,512
22,000	Shangri-La Asia Ltd., (Hong Kong)	37,897
10,179	Starwood Hotels & Resorts Worldwide, Inc.	488,287
9,661	Texas Roadhouse, Inc.	143,949
1,400	Whitbread plc, (United Kingdom)	33,990
3,703	Wynn Resorts Ltd.	409,144

		2,916,743

	Household Durables — 0.1%
12,570	D.R. Horton, Inc.	158,508
4,269	Harman International Industries, Inc.	162,393
8,000	Lennar Corp., Class A	157,200
558	LG Electronics, Inc., (South Korea) (a)	36,111
220	NVR, Inc. (a)	150,920
52,747	Oriental Weavers Co., (Egypt)	263,292

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — Continued
1,600	Tempur-Pedic International, Inc. (a)	84,048
7,340	Toll Brothers, Inc. (a)	149,883

		1,162,355

	Internet & Catalog Retail — 0.1%
2,400	Amazon.com, Inc. (a)	415,440
62,150	Ocado Group plc, (United Kingdom) (a)	52,397

		467,837

	Media — 1.2%
8,240	AMC Networks, Inc., Class A (a)	309,659
12,970	Cinemark Holdings, Inc.	239,815
13,500	Comcast Corp., Class A	320,085
9,660	DIRECTV, Class A (a)	413,062
10,340	Discovery Communications, Inc., Class A (a)	423,630
5,800	Discovery Communications, Inc., Class C (a)	218,660
17,197	E.W. Scripps Co., Class A (a)	137,748
17,710	Grupo Televisa S.A.B., (Mexico), ADR	372,973
7,510	Imax Corp., (Canada) (a)	137,658
63,862	Interpublic Group of Cos., Inc. (The)	621,377
7,710	Liberty Global, Inc., Class A (a)	316,341
3,408	Morningstar, Inc.	202,606
4,700	National CineMedia, Inc.	58,280
22,140	News Corp., Class A	394,978
22,200	Omnicom Group, Inc.	989,676
17,110	Reed Elsevier plc, (United Kingdom)	137,738
3,300	Scripps Networks Interactive, Inc., Class A	139,986
3,500	SES S.A. FDR, (Luxembourg)	83,848
44,750	Societe Television Francaise 1, (France)	435,302
10,000	Television Broadcasts Ltd., (Hong Kong)	60,555
1,300	Time Warner Cable, Inc.	82,641
48,250	Time Warner, Inc.	1,743,755
195	TV Asahi Corp., (Japan)	321,296
24,570	Virgin Media, Inc.	525,307
32,750	Walt Disney Co. (The)	1,228,125
740	Washington Post Co. (The), Class B	278,839

		10,193,940

	Multiline Retail — 0.1%
65,430	Marks & Spencer Group plc, (United Kingdom)	316,014
11,645	Marks & Spencer Group plc, (United Kingdom), ADR	110,861
1,100	Nordstrom, Inc.	54,681
39,175	Pantaloon Retail India Ltd., (India)	98,249
3,400	Target Corp.	174,148

		753,953

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — 0.4%
6,964	Aaron’s, Inc.	185,800
38,800	Best Buy Co., Inc.	906,756
9,490	Dick’s Sporting Goods, Inc.	349,991
6,199	Hennes & Mauritz AB, (Sweden), Class B	198,864
6,100	Home Depot, Inc. (The)	256,444
1,600	O’Reilly Automotive, Inc. (a)	127,920
2,300	Signet Jewelers Ltd., (Bermuda)	101,108
75,350	Staples, Inc.	1,046,611
4,850	Tiffany & Co.	321,361
750	Tractor Supply Co.	52,612
4,400	Urban Outfitters, Inc. (a)	121,264

		3,668,731

	Textiles, Apparel & Luxury Goods — 0.1%
3,770	Adidas AG, (Germany)	244,949
755,000	China Hongxing Sports Ltd., (China) (a) (f) (i)	66,940
4,556	Cie Financiere Richemont S.A., (Switzerland), Class A	229,179
3,400	Coach, Inc.	207,536
3,400	Hanesbrands, Inc. (a)	74,324
679	LVMH Moet Hennessy Louis Vuitton S.A., (France)	95,647
500	NIKE, Inc., Class B	48,185

		966,760

	Total Consumer Discretionary	22,462,235

	Consumer Staples — 2.1%
	Beverages — 0.4%
7,800	Anheuser-Busch InBev N.V., (Belgium)	476,059
12,020	Coca-Cola Co. (The)	841,039
7,800	Diageo plc, (United Kingdom)	170,431
13,140	Diageo plc, (United Kingdom), ADR	1,148,699
6,270	Heineken N.V., (Netherlands)	290,272
11,845	PepsiCo, Inc.	785,916
3,226	Pernod-Ricard S.A., (France)	298,595

		4,011,011

	Food & Staples Retailing — 0.7%
17,240	Carrefour S.A., (France)	392,241
775	Costco Wholesale Corp.	64,573
14,600	Distribuidora Internacional de Alimentacion S.A., (Spain) (a)	65,727
36,560	Koninklijke Ahold N.V., (Netherlands)	491,388
18,910	Kroger Co. (The)	458,000
8,375	Safeway, Inc.	176,210
44,450	Sysco Corp.	1,303,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
138,440	Tesco plc, (United Kingdom)	866,197
4,350	United Natural Foods, Inc. (a)	174,043
27,600	Wal-Mart Stores, Inc.	1,649,376
1,000	Whole Foods Market, Inc.	69,580

		5,711,054

	Food Products — 0.7%
10,000	Ajinomoto Co., Inc., (Japan)	120,046
6,900	Archer-Daniels-Midland Co.	197,340
34,200	BrasilAgro-Companhia Brasileira de Propriedades Agricolas, (Brazil) (a)	177,120
15,858	Danone, (France)	995,128
1,000	General Mills, Inc.	40,410
6,660	H.J. Heinz Co.	359,906
2,200	Hershey Co. (The)	135,916
19,100	Kraft Foods, Inc., Class A	713,576
757,000	Marine Harvest ASA, (Norway)	326,464
16,918	Nestle S.A., (Switzerland)	971,491
18,275	Nestle S.A., (Switzerland), ADR	1,054,650
22,000	Tingyi Cayman Islands Holding Corp., (China)	66,639
3,222	TreeHouse Foods, Inc. (a)	210,654
8,495	Unilever N.V., (Netherlands)	291,973
13,180	Unilever plc, (United Kingdom), ADR	441,794

		6,103,107

	Household Products — 0.2%
2,000	Church & Dwight Co., Inc.	91,520
1,050	Colgate-Palmolive Co.	97,010
13,925	Kimberly-Clark Corp.	1,024,323
5,290	Reckitt Benckiser Group plc, (United Kingdom)	260,903

		1,473,756

	Personal Products — 0.1%
4,780	Beiersdorf AG, (Germany)	270,878
2,300	Herbalife Ltd., (Cayman Islands)	118,841
2,500	L’Oreal S.A., (France)	260,374

		650,093

	Tobacco — 0.0% (g)
2,213	Imperial Tobacco Group plc, (United Kingdom)	83,741
2,700	Philip Morris International, Inc.	211,896

		295,637

	Total Consumer Staples	18,244,658

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Energy — 2.0%
	Energy Equipment & Services — 0.7%
4,083	Atwood Oceanics, Inc. (a)	162,463
15,110	Baker Hughes, Inc.	734,950
13,679	Cameron International Corp. (a)	672,870
16,310	Cie Generale de Geophysique-Veritas, (France) (a)	378,587
800	Core Laboratories N.V., (Netherlands)	91,160
1,200	Dril-Quip, Inc. (a)	78,984
1,568	Fugro N.V. CVA, (Netherlands)	90,764
4,455	Global Geophysical Services, Inc. (a)	29,938
6,100	Halliburton Co.	210,511
1,800	Oil States International, Inc. (a)	137,466
9,930	Petroleum Geo-Services ASA, (Norway) (a)	108,222
16,272	Precision Drilling Corp., (Canada) (a)	166,951
23,370	Schlumberger Ltd., (Netherlands)	1,596,405
4,963	Seadrill Ltd., (Bermuda)	165,511
8,785	Transocean Ltd., (Switzerland)	337,256
13,140	Trican Well Service Ltd., (Canada)	226,363
27,930	Weatherford International Ltd., (Switzerland) (a)	408,895

		5,597,296

	Oil, Gas & Consumable Fuels — 1.3%
1,640	Apache Corp.	148,551
26,650	Bankers Petroleum Ltd., (Canada) (a)	116,148
11,600	BG Group plc, (United Kingdom)	247,818
2,959	Bill Barrett Corp. (a)	100,813
77,960	Cameco Corp., (Canada)	1,407,178
11,400	Cenovus Energy, Inc., (Canada)	378,560
1,700	Chevron Corp.	180,880
9,251	Comstock Resources, Inc. (a)	141,540
1,400	Concho Resources, Inc. (a)	131,250
8,859	ConocoPhillips	645,555
732	Consol Energy, Inc.	26,864
2,385	Contango Oil & Gas Co. (a)	138,759
5,900	Denbury Resources, Inc. (a)	89,090
16,575	Devon Energy Corp.	1,027,650
1,700	Encana Corp., (Canada)	31,522
4,905	Enterprise Products Partners LP	227,494
56,150	ERG S.p.A., (Italy)	636,353
72,350	Gazprom OAO, (Russia), ADR	770,812
12,480	Hess Corp.	708,864
8,945	Kinder Morgan, Inc.	287,761
4,545	Magellan Midstream Partners LP	313,060
526,500	Medco Energi Internasional Tbk PT, (Indonesia)	140,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
8,600	Nexen, Inc., (Canada)	136,826
3,400	Niko Resources Ltd., (Canada)	160,964
2,500	Noble Energy, Inc.	235,975
2,130	Occidental Petroleum Corp.	199,581
2,919	Overseas Shipholding Group, Inc.	31,905
7,850	Royal Dutch Shell plc, (Netherlands), ADR	573,757
2,700	Southwestern Energy Co. (a)	86,238
21,800	Statoil ASA, (Norway), ADR	558,298
37,510	Talisman Energy, Inc., (Canada)	477,919
24,870	Tesoro Corp. (a)	580,963
2,700	Whiting Petroleum Corp. (a)	126,063

		11,065,506

	Total Energy	16,662,802

	Financials — 2.2%
	Capital Markets — 0.5%
67,750	Bank of New York Mellon Corp. (The)	1,348,903
64,520	Charles Schwab Corp. (The)	726,495
155,000	Daiwa Securities Group, Inc., (Japan)	481,950
69,375	Egyptian Financial Group-Hermes Holding, (Egypt) (a)	116,163
3,550	Goldman Sachs Group, Inc. (The)	321,027
20,837	Invesco Ltd.	418,615
2,700	Lazard Ltd., (Bermuda), Class A	70,497
11,310	State Street Corp.	455,906
6,787	Stifel Financial Corp. (a)	217,523
61,075	Uranium Participation Corp., (Canada) (a)	336,924

		4,494,003

	Commercial Banks — 0.5%
39,000	77 Bank Ltd. (The), (Japan)	167,385
44,326	Banco Santander S.A., (Spain)	334,867
16,800	Bangkok Bank PCL, (Thailand)	87,200
213,416	Bank of China Ltd., (China), Class H	78,259
26,600	Bank of East Asia Ltd., (Hong Kong)	100,369
8,693	Bank of the Ozarks, Inc.	257,574
1,986	BNP Paribas S.A., (France)	77,334
13,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	30,675
33,050	Comerica, Inc.	852,690
13,688	DBS Group Holdings Ltd., (Singapore)	121,499
10,837	East West Bancorp, Inc.	214,031
5,730	First Republic Bank (a)	175,395
10,598	Glacier Bancorp, Inc.	127,494
2,000	HDFC Bank Ltd., (India), ADR	52,560
70,725	HSBC Holdings plc, (United Kingdom)	539,918
3,705	Iberiabank Corp.	182,657

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
4,800	ICICI Bank Ltd., (India), ADR	126,864
10,825	Standard Chartered plc, (United Kingdom)	236,770
164,130	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	481,317
5,160	UMB Financial Corp.	192,210

		4,437,068

	Consumer Finance — 0.2%
22,790	American Express Co.	1,075,004
15,290	Discover Financial Services	366,960

		1,441,964

	Diversified Financial Services — 0.2%
2,140	CME Group, Inc., Class A	521,454
8,220	Deutsche Boerse AG, (Germany) (a)	430,217
15,000	Guoco Group Ltd., (Hong Kong)	139,299
9,150	Moody’s Corp.	308,172
5,800	NASDAQ OMX Group, Inc. (The) (a)	142,158

		1,541,300

	Insurance — 0.7%
400	ACE Ltd., (Switzerland)	28,048
3,500	Aflac, Inc.	151,410
86,200	AIA Group Ltd., (Hong Kong)	268,334
1,300	Allstate Corp. (The)	35,633
49,575	American International Group, Inc. (a)	1,150,140
800	Aon Corp.	37,440
4,700	Assured Guaranty Ltd., (Bermuda)	61,758
3,700	Axis Capital Holdings Ltd., (Bermuda)	118,252
13,925	Berkshire Hathaway, Inc., Class B (a)	1,062,477
67,440	Mapfre S.A., (Spain)	213,311
5,025	Marsh & McLennan Cos., Inc.	158,890
24,600	MS&AD Insurance Group Holdings, (Japan)	454,082
37,500	Old Republic International Corp.	347,625
5,000	Progressive Corp. (The)	97,550
3,700	RenaissanceRe Holdings Ltd., (Bermuda)	275,169
7,322	Sampo OYJ, (Finland), Class A	181,117
9,365	Symetra Financial Corp.	84,941
4,820	Transatlantic Holdings, Inc.	263,799
17,950	Willis Group Holdings plc, (Ireland)	696,460

		5,686,436

	Real Estate Investment Trusts (REITs) — 0.1%
1,340	Alexandria Real Estate Equities, Inc.	92,420
4,930	BioMed Realty Trust, Inc.	89,134
10,066	Colonial Properties Trust	209,977
3,670	Corporate Office Properties Trust	78,024

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
1,380	Digital Realty Trust, Inc.	92,005
4,300	DuPont Fabros Technology, Inc.	104,146
8,640	LaSalle Hotel Properties	209,174

		874,880

	Real Estate Management & Development — 0.0% (g)
1,500	Jones Lang LaSalle, Inc.	91,890
10,410	Solidere, (Lebanon), GDR (e)	149,696
8,000	Sun Hung Kai Properties Ltd., (Hong Kong)	99,975
4,500	Swire Pacific Ltd., (Hong Kong), Class A	54,219

		395,780

	Total Financials	18,871,431

	Health Care — 2.2%
	Biotechnology — 0.3%
9,200	Actelion Ltd., (Switzerland) (a)	314,704
13,360	BioMarin Pharmaceutical, Inc. (a)	459,317
9,469	Celgene Corp. (a)	640,104
2,700	Dendreon Corp. (a)	20,520
13,474	Gilead Sciences, Inc. (a)	551,491
1,125	Pharmasset, Inc. (a)	144,225
16,900	Seattle Genetics, Inc. (a)	282,483
2,763	United Therapeutics Corp. (a)	130,552

		2,543,396

	Health Care Equipment & Supplies — 0.6%
22,150	Alere, Inc. (a)	511,443
3,461	Analogic Corp.	198,385
8,750	Becton, Dickinson & Co.	653,800
79,620	Boston Scientific Corp. (a)	425,171
2,100	Cie Generale d’Optique Essilor International S.A., (France)	148,032
17,825	Covidien plc, (Ireland)	802,303
489	DexCom, Inc. (a)	4,553
10,385	Gen-Probe, Inc. (a)	613,961
9,150	Getinge AB, (Sweden), Class B	231,373
5,800	Hologic, Inc. (a)	101,558
15,100	Mindray Medical International Ltd., (China), ADR	387,164
935	Sonova Holding AG, (Switzerland) (a)	97,411
700	Straumann Holding AG, (Switzerland)	120,562
3,700	Sysmex Corp., (Japan)	120,294
5,932	Teleflex, Inc.	363,572
8,300	Volcano Corp. (a)	197,457

		4,977,039

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 0.4%
2,511	AMERIGROUP Corp. (a)	148,350
25,150	AmerisourceBergen Corp.	935,328
2,700	BML, Inc., (Japan)	63,679
6,100	DaVita, Inc. (a)	462,441
3,825	Express Scripts, Inc. (a)	170,939
28,932	Health Management Associates, Inc., Class A (a)	213,229
11,200	HealthSouth Corp. (a)	197,904
12,300	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	70,889
64,680	Sonic Healthcare Ltd., (Australia)	745,518
4,400	UnitedHealth Group, Inc.	222,992

		3,231,269

	Health Care Technology — 0.1%
7,780	Allscripts Healthcare Solutions, Inc. (a)	147,353
3,861	athenahealth, Inc. (a)	189,653
13,980	Cerner Corp. (a)	856,275
1,200	SXC Health Solutions Corp. (a)	67,776

		1,261,057

	Life Sciences Tools & Services — 0.2%
14,901	Agilent Technologies, Inc. (a)	520,492
11,440	Lonza Group AG, (Switzerland) (a)	674,074
675	Mettler-Toledo International, Inc. (a)	99,704
17,150	QIAGEN N.V., (Netherlands) (a)	236,129
2,690	Waters Corp. (a)	199,195
5,710	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	63,039

		1,792,633

	Pharmaceuticals — 0.6%
3,800	Allergan, Inc.	333,412
2,695	Bayer AG, (Germany)	172,112
4,180	Bayer AG, (Germany), ADR	266,684
2,575	Bristol-Myers Squibb Co.	90,743
1,925	Egis Gyogyszergyar Nyrt, (Hungary)	139,817
25,750	Eli Lilly & Co.	1,070,170
22,150	GlaxoSmithKline plc, (United Kingdom), ADR	1,010,704
3,965	Johnson & Johnson	260,025
3,250	Novartis AG, (Switzerland)	185,553
2,400	Novartis AG, (Switzerland), ADR	137,208
1,800	Novo Nordisk A/S, (Denmark), Class B	206,790
263	Roche Holding AG, (Switzerland)	44,478
13,300	Shire plc, (Ireland)	462,229
1,450	Shire plc, (Ireland), ADR	150,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
210,000	United Laboratories International Holdings Ltd. (The), (Hong Kong)	120,557
5,826	Valeant Pharmaceuticals International, Inc., (Canada) (a)	272,016

		4,923,153

	Total Health Care	18,728,547

	Industrials — 3.1%
	Aerospace & Defense — 0.4%
5,567	Aerovironment, Inc. (a)	175,193
900	Boeing Co. (The)	66,015
20,200	CAE, Inc., (Canada)	196,101
7,935	DigitalGlobe, Inc. (a)	135,768
9,420	European Aeronautic Defence and Space Co., N.V., (Netherlands)	293,330
75,530	Finmeccanica S.p.A., (Italy)	278,108
12,599	Lockheed Martin Corp.	1,019,259
1,200	Rockwell Collins, Inc.	66,444
11,115	Spirit Aerosystems Holdings, Inc., Class A (a)	230,970
21,400	Thales S.A., (France)	673,601
3,500	United Technologies Corp.	255,815

		3,390,604

	Air Freight & Logistics — 0.4%
1,300	C.H. Robinson Worldwide, Inc.	90,714
11,074	FedEx Corp.	924,790
5,466	Forward Air Corp.	175,185
51,521	PostNL N.V., (Netherlands)	163,470
46,716	TNT Express N.V., (Netherlands)	347,939
23,200	United Parcel Service, Inc., Class B	1,698,008

		3,400,106

	Airlines — 0.3%
26,590	Ryanair Holdings plc, (Ireland), ADR (a)	740,797
129,490	Southwest Airlines Co.	1,108,434
39,630	U.S. Airways Group, Inc. (a)	200,924
12,780	United Continental Holdings, Inc. (a)	241,159

		2,291,314

	Building Products — 0.0% (g)
1,012	Assa Abloy AB, (Sweden), Class B	25,306

	Commercial Services & Supplies — 0.2%
21,600	Cintas Corp.	751,896
57,800	Downer EDI Ltd., (Australia) (a)	188,667
7,040	Edenred, (France)	172,691
3,600	Iron Mountain, Inc.	110,880

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	27

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
12,350	Republic Services, Inc.	340,243
43,000	Toppan Printing Co., Ltd., (Japan)	315,688

		1,880,065

	Construction & Engineering — 0.1%
5,170	Chicago Bridge & Iron Co. N.V., (Netherlands)	195,426
4,000	JGC Corp., (Japan)	96,035
20,750	Quanta Services, Inc. (a)	446,955
3,200	URS Corp. (a)	112,384

		850,800

	Electrical Equipment — 0.2%
3,300	AMETEK, Inc.	138,930
9,800	Areva S.A., (France) (a)	242,131
3,100	Cooper Industries plc	167,865
2,600	Emerson Electric Co.	121,134
4,052	Franklin Electric Co., Inc.	176,505
16,300	Futaba Corp./Chiba, (Japan)	259,114
31,721	GrafTech International Ltd. (a)	432,992
3,100	Nexans S.A., (France)	160,086
16,810	Prysmian S.p.A., (Italy)	207,700
3,748	Schneider Electric S.A., (France)	195,950

		2,102,407

	Industrial Conglomerates — 0.3%
18,650	3M Co.	1,524,265
3,250	Danaher Corp.	152,880
6,500	General Electric Co.	116,415
12,248	Tyco International Ltd., (Switzerland)	572,104

		2,365,664

	Machinery — 0.6%
551	Andritz AG, (Austria)	45,568
900	Caterpillar, Inc.	81,540
8,448	Colfax Corp. (a)	240,599
1,400	FANUC Corp., (Japan)	213,545
5,220	Flowserve Corp.	518,450
19,650	Illinois Tool Works, Inc.	917,852
17,925	Ingersoll-Rand plc, (Ireland)	546,175
80,000	Japan Steel Works Ltd. (The), (Japan)	554,947
16,300	Kurita Water Industries Ltd., (Japan)	423,113
13,980	Organo Corp., (Japan)	106,365
7,510	Pall Corp.	429,197
1,000	Parker Hannifin Corp.	76,250
1,500	SMC Corp., (Japan)	241,329
1,900	SPX Corp.	114,513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
2,250	Stanley Black & Decker, Inc.	152,100
8,000	Terex Corp. (a)	108,080
2,100	WABCO Holdings, Inc. (a)	91,140
2,550	Wabtec Corp.	178,372
3,310	Westport Innovations, Inc., (Canada) (a)	110,024

		5,149,159

	Marine — 0.1%
1,270	D/S Norden, (Denmark)	29,660
4,280	Diana Shipping, Inc., (Greece) (a)	32,014
75,000	Pacific Basin Shipping Ltd., (Hong Kong)	29,945
28,100	Stolt-Nielsen Ltd., (United Kingdom)	562,768

		654,387

	Professional Services — 0.1%
4,390	Adecco S.A., (Switzerland) (a)	182,959
2,851	Advisory Board Co. (The) (a)	211,573
5,371	Corporate Executive Board Co. (The)	204,635
1,700	IHS, Inc., Class A (a)	146,472
1,600	Manpower, Inc.	57,200
11,825	Nielsen Holdings N.V. (a)	351,084
6,110	Randstad Holding N.V., (Netherlands)	179,741

		1,333,664

	Road & Rail — 0.2%
15,000	East Japan Railway Co., (Japan)	956,075
14,400	Firstgroup plc, (United Kingdom)	75,471
2,900	Kansas City Southern (a)	197,229
5,590	Norfolk Southern Corp.	407,288
800	Union Pacific Corp.	84,752
3,900	West Japan Railway Co., (Japan)	169,460

		1,890,275

	Trading Companies & Distributors — 0.1%
9,055	Air Lease Corp. (a)	214,694
35,800	Mitsui & Co., Ltd., (Japan)	554,873

		769,567

	Transportation Infrastructure — 0.1%
14,070	Groupe Eurotunnel S.A., (France)	95,455
49,000	Kamigumi Co., Ltd., (Japan)	422,942

		518,397

	Total Industrials	26,621,715

	Information Technology — 3.2%
	Communications Equipment — 0.3%
5,759	Acme Packet, Inc. (a)	178,011
113,590	Alcatel-Lucent, (France), ADR (a)	177,200

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
11,753	Ceragon Networks Ltd., (Israel) (a)	90,498
38,610	Cisco Systems, Inc.	698,069
13,629	Ixia (a)	143,241
6,004	Meru Networks, Inc. (a)	24,796
6,068	NETGEAR, Inc. (a)	203,703
72,250	Nokia OYJ, (Finland), ADR	348,245
14,700	QUALCOMM, Inc.	804,090

		2,667,853

	Computers & Peripherals — 0.4%
2,331	Apple, Inc. (a)	944,055
34,020	EMC Corp. (a)	732,791
3,700	Hewlett-Packard Co.	95,312
9,100	Japan Digital Laboratory Co., Ltd., (Japan)	89,762
2,200	NetApp, Inc. (a)	79,794
33,522	Western Digital Corp. (a)	1,037,506

		2,979,220

	Electronic Equipment, Instruments & Components — 0.4%
5,900	Amphenol Corp., Class A	267,801
6,325	Avnet, Inc. (a)	196,644
36,070	Corning, Inc.	468,188
2,500	FLIR Systems, Inc.	62,675
19,000	Hitachi Ltd., (Japan)	98,837
14,600	Ingram Micro, Inc., Class A (a)	265,574
1,300	Keyence Corp., (Japan)	313,352
3,300	Murata Manufacturing Co., Ltd., (Japan)	168,999
2,400	National Instruments Corp.	62,280
24,000	Nippon Electric Glass Co., Ltd., (Japan)	236,262
19,300	Premier Farnell plc, (United Kingdom)	53,941
23,700	Sanshin Electronics Co., Ltd., (Japan)	196,145
32,100	TE Connectivity Ltd., (Switzerland)	989,001
2,800	Trimble Navigation Ltd. (a)	121,520

		3,501,219

	Internet Software & Services — 0.3%
4,400	eBay, Inc. (a)	133,452
2,510	Google, Inc., Class A (a)	1,621,209
1,340	RightNow Technologies, Inc. (a)	57,258
11,600	Tencent Holdings Ltd., (China)	232,271
3,700	VeriSign, Inc.	132,164
26,069	Yahoo!, Inc. (a)	420,493

		2,596,847

	IT Services — 0.9%
18,725	Accenture plc, (Ireland), Class A	996,732
2,500	Alliance Data Systems Corp. (a)	259,600

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
9,770	Amadeus IT Holding S.A., (Spain), Class A	157,768
42,420	Amdocs Ltd. (a)	1,210,243
15,475	Automatic Data Processing, Inc.	835,805
6,630	Cap Gemini S.A., (France)	206,128
18,000	Computer Sciences Corp.	426,600
3,200	Gartner, Inc. (a)	111,264
2,600	Genpact Ltd., (Bermuda) (a)	38,870
3,300	Global Payments, Inc.	156,354
7,380	Indra Sistemas S.A., (Spain)	93,563
2,950	International Business Machines Corp.	542,446
5,100	Jack Henry & Associates, Inc.	171,411
1,520	MasterCard, Inc., Class A	566,686
5,400	NeuStar, Inc., Class A (a)	184,518
5,545	Redecard S.A., (Brazil)	86,776
1,700	Teradata Corp. (a)	82,467
4,800	TKC Corp., (Japan)	99,472
15,867	VeriFone Systems, Inc. (a)	563,596
7,880	Visa, Inc., Class A	800,056
5,600	Western Union Co. (The)	102,256

		7,692,611

	Office Electronics — 0.0% (g)
3,200	Canon, Inc., (Japan)	140,823

	Semiconductors & Semiconductor Equipment — 0.3%
16,700	Advantest Corp., (Japan)	158,599
2,100	Altera Corp.	77,910
2,000	Analog Devices, Inc.	71,560
4,942	ASML Holding N.V., (Netherlands)	206,473
9,870	Atmel Corp. (a)	79,947
11,200	Broadcom Corp., Class A (a)	328,832
800	First Solar, Inc. (a)	27,008
5,200	KLA-Tencor Corp.	250,900
1,500	Linear Technology Corp.	45,045
4,300	Maxim Integrated Products, Inc.	111,972
4,600	Microchip Technology, Inc.	168,498
725	Samsung Electronics Co., Ltd., (South Korea), GDR	207,522
20,000	Sumco Corp., (Japan) (a)	147,226
5,500	Tokyo Electron Ltd., (Japan)	278,672

		2,160,164

	Software — 0.6%
23,140	Autodesk, Inc. (a)	701,836
4,060	CommVault Systems, Inc. (a)	173,443
30,605	Compuware Corp. (a)	254,634
7,449	DemandTec, Inc. (a)	98,103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	29

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
1,300	Informatica Corp. (a)	48,009
1,900	MICROS Systems, Inc. (a)	88,502
70,825	Microsoft Corp.	1,838,617
43,898	Misys plc, (United Kingdom) (a)	158,299
25,796	Oracle Corp.	661,667
1,300	Red Hat, Inc. (a)	53,677
1,125	SAP AG, (Germany)	59,503
13,148	Seachange International, Inc. (a)	92,431
2,200	Solera Holdings, Inc.	97,988
6,328	SuccessFactors, Inc. (a)	252,297
2,700	TIBCO Software, Inc. (a)	64,557
3,700	Trend Micro, Inc., (Japan)	110,332
16,167	VASCO Data Security International, Inc. (a)	105,409
17,334	Websense, Inc. (a)	324,666

		5,183,970

	Total Information Technology	26,922,707

	Materials — 1.6%
	Chemicals — 0.6%
1,938	Air Liquide S.A., (France)	239,300
2,200	Air Products & Chemicals, Inc.	187,418
1,800	Airgas, Inc.	140,544
9,000	Chugoku Marine Paints Ltd., (Japan)	55,596
6,000	Ecolab, Inc.	346,860
5,793	FMC Corp.	498,430
15,080	Johnson Matthey plc, (United Kingdom)	429,660
991	Linde AG, (Germany)	147,275
24,930	Monsanto Co.	1,746,845
6,300	Shin-Etsu Chemical Co., Ltd., (Japan)	309,455
1,570	Syngenta AG, (Switzerland) (a)	461,345
3,844	Westlake Chemical Corp.	154,682

		4,717,410

	Construction Materials — 0.1%
26,240	CRH plc, (Ireland)	520,828
3,870	Holcim Ltd., (Switzerland) (a)	206,291

		727,119

	Containers & Packaging — 0.1%
10,080	Crown Holdings, Inc. (a)	338,487
11,730	Owens-Illinois, Inc. (a)	227,327

		565,814

	Metals & Mining — 0.8%
7,350	Allegheny Technologies, Inc.	351,330
11,835	AngloGold Ashanti Ltd., (South Africa), ADR	502,396
29,750	Barrick Gold Corp., (Canada)	1,346,413

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
4,781	BHP Billiton Ltd., (Australia)	168,763
464,500	Eastern Platinum Ltd., (Canada) (a)	246,213
24,900	Gabriel Resources Ltd., (Canada) (a)	153,494
21,810	Gold Fields Ltd., (South Africa)	334,432
13,750	Impala Platinum Holdings Ltd., (South Africa)	284,679
1,000	Inmet Mining Corp., (Canada)	64,294
12,900	Kinross Gold Corp., (Canada)	147,060
28,389	Newcrest Mining Ltd., (Australia)	865,158
25,675	Newmont Mining Corp.	1,540,757
1,000	Nucor Corp.	39,570
231,709	Polyus Gold International Ltd., (United Kingdom), GDR (a)	683,541
5,600	Rio Tinto plc, (United Kingdom)	273,541
596	Royal Gold, Inc.	40,188
754,532	Village Main Reef Ltd., (South Africa) (a)	191,611

		7,233,440

	Total Materials	13,243,783

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.3%
15,000	Koninklijke KPN N.V., (Netherlands)	179,057
20,400	KT Corp., (South Korea), ADR	319,056
16,100	Nippon Telegraph & Telephone Corp., (Japan)	819,650
158	Swisscom AG, (Switzerland)	59,760
2,100	Tele Norte Leste Participacoes S.A., (Brazil), ADR	19,971
74,125	Telecom Egypt, (Egypt)	163,096
18,000	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	553,320
22,340	Telenor ASA, (Norway)	365,567
40,350	Telstra Corp. Ltd., (Australia)	137,231
800	TELUS Corp., (Canada)	42,908
2,600	Verizon Communications, Inc.	104,312

		2,763,928

	Wireless Telecommunication Services — 0.4%
7,000	American Tower Corp., Class A	420,070
56,471	MetroPCS Communications, Inc. (a)	490,168
11,000	MTN Group Ltd., (South Africa)	195,440
6,800	SBA Communications Corp., Class A (a)	292,128
34,600	SK Telecom Co., Ltd., (South Korea), ADR	470,906
9,300	Softbank Corp., (Japan)	273,123
64,000	Turkcell Iletisim Hizmetleri AS, (Turkey), ADR (a)	752,640

		2,894,475

	Total Telecommunication Services	5,658,403

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 0.5%
	Electric Utilities — 0.4%
61,700	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	894,650
41,075	EDF S.A., (France)	996,677
1,000	Edison International	41,400
225,500	Federal Hydrogenerating Co., (Russia), ADR	686,749
45,160	Korea Electric Power Corp., (South Korea), ADR	495,857

		3,115,333

	Gas Utilities — 0.1%
90,200	Hong Kong & China Gas Co., Ltd., (Hong Kong)	208,847
8,305	Questar Corp.	164,937

		373,784

	Multi-Utilities — 0.0% (g)
1,600	GDF Suez, (France)	43,477
17,100	National Grid plc, (United Kingdom)	165,285
1,000	PG&E Corp.	41,220

		249,982

	Water Utilities — 0.0% (g)
9,225	American Water Works Co., Inc.	293,909

	Total Utilities	4,033,008

	Total Common Stocks (Cost $172,904,511)	171,449,289

Preferred Stocks — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Household Durables — 0.0% (g)
5,920	LG Electronics, Inc., (South Korea) (a)	123,507

	Consumer Staples — 0.0% (g)
	Household Products — 0.0% (g)
2,090	Henkel AG & Co. KGaA, (Germany)	120,485

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
150	Lucent Technologies Capital Trust I, 7.750%, 03/15/17 (f) (i)	92,100

	Total Preferred Stocks (Cost $441,780)	336,092

Investment Companies — 77.3%
	Alternative Assets — 8.4%
2,106,675	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (b)	36,087,347
1,856,927	JPMorgan Realty Income Fund, Institutional Class Shares (b)	18,959,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Alternative Assets — Continued
789,238	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	8,255,426
51,400	SPDR Gold Shares (a)	7,812,286

	Total Alternative Assets	71,114,283

	Fixed Income — 15.3%
979,499	Eaton Vance Floating-Rate Fund, Class I	8,629,385
1,670,182	Eaton Vance Global Macro Absolute Return Fund, Class I	16,401,190
942,408	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	9,075,393
3,842,401	JPMorgan High Yield Fund, Class R6 Shares (b)	29,240,671
1,873,520	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	19,634,495
2,484,385	JPMorgan International Currency Income Fund, Select Class Shares (b)	26,905,885
1,991,041	JPMorgan Multi-Sector Income Fund, Select Class Shares (b)	19,830,767

	Total Fixed Income	129,717,786

	International Equity — 17.4%
661,782	Delaware Emerging Markets Fund, Class I	8,252,419
640,105	Dreyfus Emerging Markets Debt Local Currency Fund, Class I	8,423,775
625,100	iShares MSCI All Country Asia ex Japan Index Fund	31,192,490
761,100	iShares MSCI EAFE Index Fund	37,697,283
915,579	John Hancock Funds II - Emerging Markets Fund, Class I	8,295,146
855,804	JPMorgan Asia Equity Fund, Institutional Class Shares (b)	24,689,954
1,513,517	JPMorgan International Value Fund, Institutional Class Shares (b)	17,042,198
431,624	T. Rowe Price International Funds - New Asia Fund	6,003,891
159,400	Vanguard MSCI Emerging Markets ETF	6,090,674

	Total International Equity	147,687,830

	Money Market — 8.7%
74,103,219	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (b) (l)	74,103,219

	U.S. Equity — 27.5%
189,200	iShares S&P 500 Growth Index Fund	12,755,863
4,624,959	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	40,190,895
1,028,789	JPMorgan Large Cap Growth Fund, Select Class Shares (b)	22,077,815

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	31

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	U.S. Equity — Continued
587,299	JPMorgan Mid Cap Core Fund, Select Class Shares (b)	9,437,896
1,917,913	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	37,859,603
1,075,630	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	19,544,190
233,900	SPDR S&P 500 ETF Trust	29,354,450
438,600	Vanguard Dividend Appreciation ETF	23,965,104
542,300	Vanguard Mid-Cap ETF	39,013,062

	Total U.S. Equity	234,198,878

	Total Investment Companies (Cost $664,929,787)	656,821,996

PRINCIPAL AMOUNT($)
Convertible Bonds — 0.1%
	Consumer Discretionary — 0.1%
	Specialty Retail — 0.1%
150,000	Group 1 Automotive, Inc., SUB, 2.250%, 06/15/36	157,688

	Textiles, Apparel & Luxury Goods — 0.0% (g)
	Iconix Brand Group, Inc.,
100,000	1.875%, 06/30/12	98,500
50,000	2.500%, 06/01/16 (e) (m)	47,312

		145,812

	Total Consumer Discretionary	303,500

	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
100,000	Bristow Group, Inc., 3.000%, 06/15/38	102,125
150,000	Hornbeck Offshore Services, Inc., SUB, 1.625%, 11/15/26	150,750

	Total Energy	252,875

	Health Care — 0.0% (g)
	Health Care Equipment & Supplies — 0.0% (g)
50,000	Hologic, Inc., SUB, 2.000%, 12/15/37 (m)	47,688

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
75,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	73,312

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
150,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e) (m)	139,500

	Total Convertible Bonds (Cost $833,472)	816,875

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 2.1%
	Consumer Discretionary — 0.7%
	Auto Components — 0.1%
100,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	98,000
200,000	Dana Holding Corp., 6.750%, 02/15/21	205,000
200,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	218,000
125,000	Tenneco, Inc., 6.875%, 12/15/20	128,125

		649,125

	Hotels, Restaurants & Leisure — 0.1%
150,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (m)	154,500
200,000	Boyd Gaming Corp., 9.125%, 12/01/18	190,000
100,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	93,500
200,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	196,000
200,000	Vail Resorts, Inc., 6.500%, 05/01/19	204,000

		838,000

	Internet & Catalog Retail — 0.0% (g)
100,000	Affinion Group, Inc., 11.500%, 10/15/15(f) (i)	87,250

	Media — 0.3%
200,000	Allbritton Communications Co., 8.000%, 05/15/18	198,500
200,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21 (m)	202,500
250,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	265,000
250,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	263,125
200,000	Cumulus Media, Inc., 7.750%, 05/01/19 (e)	177,500
200,000	DISH DBS Corp., 6.750%, 06/01/21 (m)	215,500
	EH Holding Corp.,
100,000	6.500%, 06/15/19 (e) (m)	104,250
100,000	7.625%, 06/15/21 (e) (m)	105,000
200,000	Gray Television, Inc., 10.500%, 06/29/15	189,000
100,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (e) (m)	101,125
	Intelsat Luxembourg S.A., (Luxembourg),
100,000	11.250%, 02/04/17 (m)	96,750
110,000	PIK, 12.500%, 02/04/17 (e) (m)	106,150
200,000	Lamar Media Corp., 6.625%, 08/15/15	204,000
100,000	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18 (m)	108,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
150,000	Production Resource Group, Inc., 8.875%, 05/01/19 (e)	137,250
200,000	Valassis Communications, Inc., 6.625%, 02/01/21	186,000
175,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	183,750

		2,843,400

	Specialty Retail — 0.1%
150,000	Michael’s Stores, Inc., 7.750%, 11/01/18	151,500
100,000	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	95,250
200,000	Penske Automotive Group, Inc., 7.750%, 12/15/16	205,000

		451,750

	Textiles, Apparel & Luxury Goods — 0.1%
250,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	253,750
160,000	Levi Strauss & Co., 8.875%, 04/01/16	166,400
125,000	Polymer Group, Inc., 7.750%, 02/01/19 (e)	129,375

		549,525

	Total Consumer Discretionary	5,419,050

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
150,000	Ingles Markets, Inc., 8.875%, 05/15/17	162,375
125,000	Pantry, Inc. (The), 7.750%, 02/15/14	124,063
200,000	SUPERVALU, Inc., 7.500%, 11/15/14	203,500
100,000	U.S. Foodservice, 8.500%, 06/30/19 (e)	97,000

		586,938

	Food Products — 0.0% (g)
125,000	Del Monte Corp., 7.625%, 02/15/19 (m)	120,000
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	104,000
145,000	9.250%, 04/01/15	148,806

		372,806

	Total Consumer Staples	959,744

	Energy — 0.2%
	Energy Equipment & Services — 0.1%
100,000	Basic Energy Services, Inc., 7.750%, 02/15/19	100,750
	SESI LLC,
150,000	6.375%, 05/01/19	152,625
100,000	7.125%, 12/15/21 (e)	105,000
200,000	Unit Corp., 6.625%, 05/15/21	200,000

		558,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.1%
150,000	Alpha Natural Resources, Inc., 6.000%, 06/01/19	145,500
150,000	Arch Coal, Inc., 7.000%, 06/15/19 (e) (m)	153,000
200,000	Chaparral Energy, Inc., 8.875%, 02/01/17	207,000
150,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	132,000
200,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	198,500
200,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	207,000
200,000	Penn Virginia Corp., 7.250%, 04/15/19	186,000
150,000	Plains Exploration & Production Co., 6.750%, 02/01/22	157,125

		1,386,125

	Total Energy	1,944,500

	Financials — 0.1%
	Commercial Banks — 0.0% (g)
250,000	CIT Group, Inc., 7.000%, 05/02/16 (e) (m)	249,688

	Consumer Finance — 0.1%
100,000	Ally Financial, Inc., 6.750%, 12/01/14 (m)	100,500
200,000	Ford Motor Credit Co. LLC, 5.000%, 05/15/18 (m)	200,519

		301,019

	Real Estate Investment Trusts (REITs) — 0.0% (g)
150,000	Felcor Lodging LP, 6.750%, 06/01/19	144,000
150,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	148,687

		292,687

	Total Financials	843,394

	Health Care — 0.2%
	Health Care Equipment & Supplies — 0.0% (g)
150,000	Biomet, Inc., 11.625%, 10/15/17	162,750

	Health Care Providers & Services — 0.1%
150,000	DaVita, Inc., 6.625%, 11/01/20 (m)	154,125
300,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	305,250
100,000	Multiplan, Inc., 9.875%, 09/01/18 (e)	104,000
150,000	Tenet Healthcare Corp., 8.000%, 08/01/20	150,187
100,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18 (m)	99,250

		812,812

	Health Care Technology — 0.0% (g)
200,000	MedAssets, Inc., 8.000%, 11/15/18	196,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	33

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Pharmaceuticals — 0.1%
150,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	149,813
125,000	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, 09/15/18	127,656

		277,469

	Total Health Care	1,449,031

	Industrials — 0.2%
	Aerospace & Defense — 0.0% (g)
150,000	Huntington Ingalls Industries, Inc., 7.125%, 03/15/21 (e)	147,000

	Air Freight & Logistics — 0.0% (g)
200,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	206,000

	Commercial Services & Supplies — 0.1%
100,000	ARAMARK Corp., 8.500%, 02/01/15 (m)	102,500
200,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	206,000
	Iron Mountain, Inc.,
150,000	6.625%, 01/01/16	150,000
150,000	8.000%, 06/15/20	156,187
200,000	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	194,000

		808,687

	Machinery — 0.0% (g)
100,000	Meritor, Inc., 8.125%, 09/15/15	89,500

	Road & Rail — 0.1%
150,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	148,875
100,000	Hertz Corp. (The), 6.750%, 04/15/19	100,250
200,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 02/01/21	202,500

		451,625

	Total Industrials	1,702,812

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
125,000	Avaya, Inc., 9.750%, 11/01/15	112,500
250,000	CommScope, Inc., 8.250%, 01/15/19 (e)	250,000

		362,500

	Electronic Equipment, Instruments & Components — 0.0% (g)
200,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	195,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.1%
150,000	Equinix, Inc., 7.000%, 07/15/21	158,250
200,000	Syniverse Holdings, Inc., 9.125%, 01/15/19	211,000

		369,250

	IT Services — 0.0% (g)
250,000	SunGard Data Systems, Inc., 7.625%, 11/15/20 (m)	256,875

	Semiconductors & Semiconductor Equipment — 0.1%
200,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	205,500
250,000	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	180,625
200,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	197,500

		583,625

	Total Information Technology	1,767,250

	Materials — 0.1%
	Chemicals — 0.0% (g)
150,000	Ferro Corp., 7.875%, 08/15/18	150,750
175,000	Huntsman International LLC, 5.500%, 06/30/16	171,500

		322,250

	Containers & Packaging — 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
150,000	8.750%, 10/15/16 (e) (m)	157,875
100,000	9.000%, 05/15/18 (e) (m)	95,750
150,000	Sealed Air Corp., 8.125%, 09/15/19 (e) (m)	164,250

		417,875

	Metals & Mining — 0.0% (g)
100,000	JMC Steel Group, 8.250%, 03/15/18 (e)	97,500

	Total Materials	837,625

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
200,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	204,750
200,000	GCI, Inc., 6.750%, 06/01/21	195,000
150,000	PAETEC Holding Corp., 9.875%, 12/01/18	165,000
150,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	151,875
	West Corp.,
200,000	7.875%, 01/15/19	198,500
50,000	8.625%, 10/01/18	50,500
225,000	Windstream Corp., 7.750%, 10/15/20 (m)	232,594

		1,198,219

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.0% (g)
	Nextel Communications, Inc.,
50,000	Series E, 6.875%, 10/31/13 (m)	49,750
100,000	Series D, 7.375%, 08/01/15 (m)	91,500

		141,250

	Total Telecommunication Services	1,339,469

	Utilities — 0.1%
	Gas Utilities — 0.0% (g)
200,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	202,000
150,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	156,000

		358,000

	Independent Power Producers & Energy Traders — 0.1%
150,000	AES Corp. (The), 7.375%, 07/01/21 (e) (m)	161,625
200,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	214,000
200,000	GenOn Energy, Inc., 7.875%, 06/15/17	193,000
	NRG Energy, Inc.,
100,000	7.875%, 05/15/21 (e) (m)	97,500
100,000	8.250%, 09/01/20 (m)	100,500

		766,625

	Total Utilities	1,124,625

	Total Corporate Bonds (Cost $17,712,639)	17,387,500

Structured Note — 1.4%
	U.S. Equity — 1.4%
12,000,000	Deutsche Bank AG, Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 20.050%, due 12/26/12 (a) (Cost $12,000,000)	11,947,800

Loan Participations & Assignments — 0.1%
	Consumer Discretionary — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
250,000	BJ’s Wholesale Club, Term Loan, (Germany), 7.000%, 09/28/18	250,445
250,000	MGM Resorts, Term Loan, 7.000%, 02/21/14	244,895

	Total Consumer Discretionary	495,340

	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
243,716	FTS International LLC, Term Loan, 6.250%, 05/06/16	239,922

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 0.0% (g)
	Capital Markets — 0.0% (g)
150,000	Nuveen Investments, 2nd Term Loan, 12.500%, 07/31/15	154,838

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
250,000	Level 3 Financing Inc., Term Loan, 5.750%, 09/01/18	246,977

	Total Loan Participations & Assignments (Cost 1,131,369)	1,137,077

	Total Investments — 101.2% (Cost $869,953,558)	859,896,629
	Liabilities in Excess of Other Assets — (1.2)%	(10,169,910)

	NET ASSETS — 100.0%	$849,726,719

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.5%
Germany	1.6
Japan	1.2
United Kingdom	1.0
Others (each less than 1.0%)	5.7

*	Percentages indicated are based upon total investments as of December 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	35

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia and Far East
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depository Receipts
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2011.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments.

Fund	Value	Percentage
Access Balanced Fund	$716,476	0.0	%(g)
Access Growth Fund	246,290	0.0	%(g)

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements are as follows:

Fund	Value	Percentage
Access Balanced Fund	$58,280,551	5.3%
Access Growth Fund	42,525,290	4.9

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of December 31, 2011
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$477,493,140	$455,217,077
Investments in affiliates, at value	627,872,198	404,679,552

Total investment securities, at value	1,105,365,338	859,896,629
Cash	6,878	—
Foreign currency, at value	137,471	111,056
Receivables:
Investment securities sold	502,794	411,381
Fund shares sold	2,284,265	3,036,924
Interest and dividends from non-affiliates	1,867,903	968,992
Dividends from affiliates	1,431,462	441,004
Dividends and distributions from non-affiliates	—	269,387
Tax reclaims	51,742	42,845

Total Assets	1,111,647,853	865,178,218

LIABILITIES:
Payables:
Due to custodian	—	5,092,555
Dividends	7,434,883	7,014,733
Investment securities purchased	752,398	232,672
Fund shares redeemed	901,097	2,205,509
Accrued liabilities:
Investment advisory fees	746,341	561,976
Administration fees	84,988	64,973
Shareholder servicing fees	186,151	137,453
Distribution fees	16,782	22,424
Custodian and accounting fees	64,627	45,036
Trustees’ and Chief Compliance Officer’s fees	1,094	870
Other	58,594	73,298

Total Liabilities	10,246,955	15,451,499

Net Assets	$1,101,400,898	$849,726,719

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid in capital	$1,144,965,732	$906,862,475
Accumulated undistributed (distribution in excess of) net investment income	(764,121)	(547,841)
Accumulated net realized gains (losses)	(39,808,293)	(46,531,443)
Net unrealized appreciation (depreciation)	(2,992,420)	(10,056,472)

Total Net Assets	$1,101,400,898	$849,726,719

Net Assets:
Class A	$8,726,356	$13,282,815
Class C	23,380,554	30,600,921
Institutional Class	40,966,110	41,256,484
Select Class	1,028,327,878	764,586,499

Total	$1,101,400,898	$849,726,719

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	592,882	906,898
Class C	1,590,876	2,097,028
Institutional Class	2,780,172	2,813,681
Select Class	69,797,853	52,141,898

Net Asset Value: (a)
Class A — Redemption price per share	$14.72	$14.65
Class C — Offering price per share (b)	14.70	14.59
Institutional Class — Offering and redemption price per share	14.74	14.66
Select Class — Offering and redemption price per share	14.73	14.66
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.41	$15.34

Cost of investments in non-affiliates	$493,492,569	$465,134,078
Cost of investments in affiliates	614,867,131	404,819,480
Cost of foreign currency	136,980	110,814

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,274,962	$711,074
Dividend income from non-affiliates	6,248,334	5,921,700
Interest income from affiliates	342	325
Dividend income from affiliates	9,656,662	6,233,234
Foreign taxes withheld	(56,376)	(38,910)

Total investment income	17,123,924	12,827,423

EXPENSES:
Investment advisory fees	6,005,793	4,517,596
Administration fees	530,907	399,352
Distribution fees:
Class A	12,717	17,689
Class C	88,265	121,442
Shareholder servicing fees:
Class A	12,717	17,689
Class C	29,422	40,481
Institutional Class	24,532	20,226
Select Class	1,397,973	1,020,661
Custodian and accounting fees	48,052	69,556
Interest expense to affiliates	44	—
Professional fees	70,028	61,008
Trustees’ and Chief Compliance Officer’s fees	6,489	4,877
Printing and mailing costs	39,104	30,563
Registration and filing fees	23,687	23,206
Transfer agent fees	11,388	16,701
Other	9,735	5,406

Total expenses	8,310,853	6,366,453

Less amounts waived	(1,702,269)	(1,316,446)
Less earnings credits	(40)	(26)

Net expenses	6,608,544	5,049,981

Net investment income (loss)	10,515,380	7,777,442

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(38,734,740)	(46,179,080)
Investment in affiliates	(3,622,852)	(1,372,397)
Foreign currency transactions	(23,936)	(12,919)

Net realized gain (loss)	(42,381,528)	(47,564,396)

Distributions of realized gains by investment company affiliates	1,960,874	908,410

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(46,573,326)	(39,126,365)
Investments in affiliates	(17,207,842)	(22,889,615)
Foreign currency translations	(10,393)	(8,473)

Change in net unrealized appreciation (depreciation)	(63,791,561)	(62,024,453)

Net realized/unrealized gains (losses)	(104,212,215)	(108,680,439)

Change in net assets resulting from operations	$(93,696,835)	$(100,902,997)

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,515,380	$19,171,549	$7,777,442	$7,702,488
Net realized gain (loss)	(42,381,528)	55,821,822	(47,564,396)	44,495,387
Distributions of realized gains by investment company affiliates	1,960,874	2,857,421	908,410	852,477
Change in net unrealized appreciation (depreciation)	(63,791,561)	91,909,796	(62,024,453)	77,176,578

Change in net assets resulting from operations	(93,696,835)	169,760,588	(100,902,997)	130,226,930

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(79,347)	(154,214)	(109,543)	(109,845)
From net realized gains	(274,450)	—	(509,726)	—
Class C
From net investment income	(150,305)	(210,381)	(209,554)	(114,948)
From net realized gains	(734,510)	—	(1,189,316)	—
Institutional Class
From net investment income	(492,202)	(792,443)	(428,384)	(244,918)
From net realized gains	(1,277,338)	—	(1,516,195)	—
Select Class
From net investment income	(10,677,168)	(19,664,208)	(7,401,273)	(7,465,515)
From net realized gains	(33,165,963)	—	(30,065,543)	—

Total distributions to shareholders	(46,851,283)	(20,821,246)	(41,429,534)	(7,935,226)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(39,224,465)	106,613,604	16,314,536	247,561,080

NET ASSETS:
Change in net assets	(179,772,583)	255,552,946	(126,017,995)	369,852,784
Beginning of period	1,281,173,481	1,025,620,535	975,744,714	605,891,930

End of period	$1,101,400,898	$1,281,173,481	$849,726,719	$975,744,714

Accumulated undistributed (distribution in excess of) net investment income	$(764,121)	$119,521	$(547,841)	$(176,529)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$409,120	$7,735,084	$540,647	$8,434,024
Dividends and distributions reinvested	353,796	154,214	617,746	109,575
Cost of shares redeemed	(2,791,794)	(4,043,422)	(1,907,121)	(2,780,937)
Redemption fees	—	160	—	463

Change in net assets from Class A capital transactions	$(2,028,878)	$3,846,036	$(748,728)	$5,763,125

Class C
Proceeds from shares issued	$2,152,371	$8,402,382	$3,173,886	$14,821,032
Dividends and distributions reinvested	884,816	210,381	1,398,869	114,948
Cost of shares redeemed	(1,333,308)	(267,873)	(5,039,954)	(2,076,154)
Redemption fees	—	310	—	924

Change in net assets from Class C capital transactions	$1,703,879	$8,345,200	$(467,199)	$12,860,750

Institutional Class
Proceeds from shares issued	$4,335,207	$27,006,773	$9,140,229	$30,275,588
Dividends and distributions reinvested	2,217	1,033	2,541	643
Cost of shares redeemed	(13,847,194)	(6,832,879)	(3,154,242)	(574,642)
Redemption fees	—	688	—	553

Change in net assets from Institutional Class capital transactions	$(9,509,770)	$20,175,615	$5,988,528	$29,702,142

Select Class
Proceeds from shares issued	$88,833,213	$265,924,973	$87,330,929	$317,399,392
Dividends and distributions reinvested	134,222	29,149	318,239	56,385
Cost of shares redeemed	(118,357,131)	(191,728,169)	(76,107,233)	(118,245,841)
Redemption fees	—	20,800	—	25,127

Change in net assets from Select Class capital transactions	$(29,389,696)	$74,246,753	$11,541,935	$199,235,063

Total change in net assets from capital transactions	$(39,224,465)	$106,613,604	$16,314,536	$247,561,080

SHARE TRANSACTIONS:
Class A
Issued	25,793	474,316	33,343	519,363
Reinvested	23,888	9,473	41,747	6,586
Redeemed	(180,334)	(241,726)	(124,442)	(161,538)

Change in Class A Shares	(130,653)	242,063	(49,352)	364,411

Class C
Issued	141,760	523,716	206,469	898,735
Reinvested	59,858	12,941	94,940	6,900
Redeemed	(86,652)	(16,451)	(330,187)	(123,274)

Change in Class C Shares	114,966	520,206	(28,778)	782,361

Institutional Class
Issued	279,146	1,636,827	601,122	1,787,496
Reinvested	149	64	171	39
Redeemed	(918,512)	(431,070)	(204,559)	(33,147)

Change in Institutional Class Shares	(639,217)	1,205,821	396,734	1,754,388

Select Class
Issued	5,736,901	16,528,526	5,628,825	19,163,279
Reinvested	9,047	1,786	21,471	3,369
Redeemed	(7,651,321)	(11,897,021)	(4,892,957)	(7,141,812)

Change in Select Class Shares	(1,905,373)	4,633,291	757,339	12,024,836

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$16.55	$0.11	(g)	$(1.33)	$(1.22)	$(0.13)	$(0.48)	$(0.61)	$—
Year Ended June 30, 2011	14.49	0.22	(g)	2.08 (h)	2.30	(0.24)	—	(0.24)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(g)	(0.51)	(0.40)	(0.11)	—	(0.11)	—	(i)

Class C
Six Months Ended December 31, 2011 (Unaudited)	16.53	0.08	(g)	(1.33)	(1.25)	(0.10)	(0.48)	(0.58)	—
Year Ended June 30, 2011	14.48	0.14	(g)	2.08 (h)	2.22	(0.17)	—	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(g)	(1.05)	(1.02)	(0.02)	—	(0.02)	—	(i)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	16.57	0.14	(g)	(1.33)	(1.19)	(0.16)	(0.48)	(0.64)	—
Year Ended June 30, 2011	14.50	0.29	(g)	2.08 (h)	2.37	(0.30)	—	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.49)	(0.35)	(0.15)	—	(0.15)	—	(i)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	16.57	0.14	(g)	(1.35)	(1.21)	(0.15)	(0.48)	(0.63)	—
Year Ended June 30, 2011	14.50	0.26	(g)	2.09 (h)	2.35	(0.28)	—	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.51)	(0.37)	(0.13)	—	(0.13)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was less than $0.01 or 0.01% impact to the net realized and unrealized gains (losses) on investments per share or total return.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.72	(7.38)%	$8,726,356	1.34%	1.43%	1.63%	50%
16.55	15.93 (h)	11,975,971	1.36	1.36	1.64	112
14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

14.70	(7.60)	23,380,554	1.85	1.07	2.13	50
16.53	15.34 (h)	24,398,962	1.86	0.88	2.15	112
14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

14.74	(7.17)	40,966,110	0.94	1.83	1.23	50
16.57	16.43 (h)	56,669,731	0.96	1.77	1.24	112
14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

14.73	(7.30)	1,028,327,878	1.09	1.77	1.38	50
16.57	16.26 (h)	1,188,128,817	1.11	1.62	1.40	112
14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$17.14	$0.11	(g)	$(1.89)	$(1.78)	$(0.12)	$(0.59)	$(0.71)	$—
Year Ended June 30, 2011	14.43	0.12	(g)	2.72	2.84	(0.13)	—	(0.13)	—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.06	(g)	(0.54)	(0.48)	(0.09)	—	(0.09)	—	(h)

Class C
Six Months Ended December 31, 2011 (Unaudited)	17.09	0.08	(g)	(1.89)	(1.81)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(g)	2.71	2.75	(0.07)	—	(0.07)	—	(h)
January 4, 2010 (j) through June 30, 2010	15.69	—	(g)(h)	(1.27)	(1.27)	(0.01)	—	(0.01)	—	(h)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	17.16	0.15	(g)	(1.91)	(1.76)	(0.15)	(0.59)	(0.74)	—
Year Ended June 30, 2011	14.44	0.19	(g)	2.72	2.91	(0.19)	—	(0.19)	—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.09	(g)	(0.53)	(0.44)	(0.12)	—	(0.12)	—	(h)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	17.16	0.14	(g)	(1.91)	(1.77)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.44	0.16	(g)	2.73	2.89	(0.17)	—	(0.17)	—	(h)
September 30, 2009 (i) through June 30, 2010	15.00	0.11	(g)	(0.57)	(0.46)	(0.10)	—	(0.10)	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$14.65	(10.40)%	$13,282,815	1.35%	1.45%	1.64%	44%
17.14	19.69	16,385,606	1.36	0.75	1.66	108
14.43	(3.27)	8,538,523	1.31	0.55	1.69	88

14.59	(10.62)	30,600,921	1.85	0.98	2.14	44
17.09	19.09	36.338,504	1.86	0.23	2.16	108
14.41	(8.12)	19,365,449	1.80	0.02	2.18	88

14.66	(10.25)	41,256,484	0.95	1.96	1.24	44
17.16	20.20	41,466,055	0.97	1.11	1.25	108
14.44	(2.99)	9,568,910	0.89	0.80	1.30	88

14.66	(10.33)	764,586,499	1.10	1.75	1.39	44
17.16	20.02	881,554,549	1.11	0.98	1.41	108
14.44	(3.09)	568,419,048	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Investment objective of the Access Balanced Fund is to seek total return.

The Investment objective of the Access Growth Fund is to seek capital appreciation.

The Access Balanced Fund and Access Growth Fund commenced operations on September 30, 2009. All share classes, with the exception of Class C Shares, commenced operations on September 30, 2009. Class C Shares commenced operations on January 4, 2010.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such fund’s net asset value per share as of the report date. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

See Note 2.D. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”):

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,645,046	$7,088,484	$65,876	$23,799,406
Consumer Staples	10,317,491	15,151,309	—	25,468,800
Energy	17,217,971	4,561,037	—	21,779,008
Financials	15,187,982	6,511,582	—	21,699,564
Health Care	15,315,232	9,517,248	—	24,832,480
Industrials	19,322,743	12,211,058	—	31,533,801
Information Technology	25,046,726	5,493,701	—	30,540,427
Materials	8,805,788	7,508,561	—	16,314,349
Telecommunication Services	1,355,357	5,149,247	—	6,504,604
Utilities	1,868,142	3,798,581	—	5,666,723

Total Common Stocks	131,082,478	76,990,808	65,876	208,139,162

Preferred Stocks
Consumer Discretionary	—	140,823	—	140,823
Consumer Staples	—	199,463	—	199,463
Information Technology	—	—	168,850	168,850

Total Preferred Stocks	—	340,286	168,850	509,136

Debt Securities
Convertible Bonds
Consumer Discretionary	—	529,812	—	529,812
Energy	—	404,438	—	404,438
Health Care	—	119,219	—	119,219
Industrials	—	195,500	—	195,500
Materials	—	232,500	—	232,500

Total Convertible Bonds	—	1,481,469	—	1,481,469

Corporate Bonds
Consumer Discretionary	—	9,211,000	130,875	9,341,875
Consumer Staples	—	3,326,712	—	3,326,712
Energy	—	3,666,875	—	3,666,875
Financials	—	1,498,813	—	1,498,813
Health Care	—	2,767,250	350,875	3,118,125
Industrials	—	3,443,969	—	3,443,969

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Information Technology	$—	$3,159,500	$—	$3,159,500
Materials	—	1,492,875	—	1,492,875
Telecommunication Services	—	2,482,312	—	2,482,312
Utilities	—	2,186,188	—	2,186,188

Total Corporate Bonds	—	33,235,494	481,750	33,717,244

Loan Participations & Assignments
Consumer Discretionary	—	489,790	—	489,790
Energy	—	239,922	—	239,922
Financials	—	446,676	—	446,676
Industrials	—	248,720	—	248,720
Telecommunication Services	—	246,063	—	246,063

Total Loan Participations & Assignments	—	1,671,171	—	1,671,171

Investment Companies	848,895,006	—	—	848,895,006
Structured Note	—	10,952,150	—	10,952,150

Total Investments in Securities	$979,977,484	$124,671,378	$716,476	$1,105,365,338

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$17,821,561	$4,573,734	$66,940	$22,462,235
Consumer Staples	8,900,968	9,343,690	—	18,244,658
Energy	12,992,184	3,670,618	—	16,662,802
Financials	13,848,051	5,023,380	—	18,871,431
Health Care	13,016,944	5,711,603	—	18,728,547
Industrials	17,416,885	9,204,830	—	26,621,715
Information Technology	22,983,313	3,939,394	—	26,922,707
Materials	7,569,913	5,673,870	—	13,243,783
Telecommunication Services	1,349,586	4,308,817	—	5,658,403
Utilities	541,466	3,491,542	—	4,033,008

Total Common Stocks	116,440,871	54,941,478	66,940	171,449,289

Preferred Stocks
Consumer Discretionary	—	123,507	—	123,507
Consumer Staples	—	120,485	—	120,485
Information Technology	—	—	92,100	92,100

Total Preferred Stocks	—	243,992	92,100	336,092

Debt Securities
Convertible Bonds
Consumer Discretionary	—	303,500	—	303,500
Energy	—	252,875	—	252,875
Health Care	—	47,688	—	47,688
Industrials	—	73,312	—	73,312
Materials	—	139,500	—	139,500

Total Convertible Bonds	—	816,875	—	816,875

Corporate Bonds
Consumer Discretionary	—	5,331,800	87,250	5,419,050
Consumer Staples	—	959,744	—	959,744
Energy	—	1,944,500	—	1,944,500
Financials	—	843,394	—	843,394

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care	$—	$1,449,031	$—	$1,449,031
Industrials	—	1,702,812	—	1,702,812
Information Technology	—	1,767,250	—	1,767,250
Materials	—	837,625	—	837,625
Telecommunication Services	—	1,339,469	—	1,339,469
Utilities	—	1,124,625	—	1,124,625

Total Corporate Bonds	—	17,300,250	87,250	17,387,500

Loan Participations & Assignments
Consumer Discretionary	—	495,340	—	495,340
Energy	—	239,922	—	239,922
Financials	—	154,838	—	154,838
Telecommunication Services	—	246,977	—	246,977

Total Loan Participations & Assignments	—	1,137,077	—	1,137,077

Investment Companies	656,821,996	—	—	656,821,996
Structured Note	—	11,947,800	—	11,947,800

Total Investments in Securities	$773,262,867	$86,387,472	$246,290	$859,896,629

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

JPMorgan Access Balanced Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investment in Securities
Common Stocks — Consumer Discretionary	$—	$—	$(3,688)	$—	$—	$—	$69,564	$—	$65,876
Corporate Bonds — Consumer Discretionary	—	(2,607)	(20,402)	(803)	—	(155,063)	309,750	—	130,875
Corporate Bonds — Health Care	—	—	(6,851)	(149)	357,875	—	—	—	350,875
Preferred Stocks — Information Technology	—	(28,126)	(101,775)	—	—	(45,562)	344,313	—	168,850

	$—	$(30,733)	$(132,716)	$(952)	$357,875	$(200,625)	$723,627	$—	$716,476

JPMorgan Access Growth Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11
Investment in Securities
Common Stocks — Consumer Discretionary	$—	$—	$(3,747)	$—	$—	$—	$70,687	$—	$66,940
Corporate Bonds — Consumer Discretionary	—	(1,738)	(13,602)	(535)	—	(103,375)	206,500	—	87,250
Preferred Stocks — Information Technology	—	—	(55,463)	—	—	—	147,563	—	92,100

	$—	$(1,738)	$(72,812)	$(535)	$—	$(103,375)	$424,750	$—	$246,290

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) was as follows:

Access Balanced Fund	$(132,716)
Access Growth Fund	(72,812)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2011:

	Value	Percentage
Access Balanced Fund	$716,476	0.1%
Access Growth Fund	246,290	0.0	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — The Funds invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

D. Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statements of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

E. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Sales Proceeds and Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Access Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$35,667,822	$6,400,000	$16,927,841	$(1,031,898)	$1,019,895	1,238,894	$21,222,250
JPMorgan Core Bond Fund, Class R6 Shares	—	56,500,000	8,390,103	84,281	783,150	4,084,495	48,360,421

52	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
JPMorgan Core Plus Bond Fund, Class R6 Shares	$75,047,314	$—	$75,093,918	$458,796	$659,939	—	$—
JPMorgan Equity Income Fund, Select Class Shares	30,025,713	24,500,000	248,487	248,487	529,457	6,117,353	57,258,427
JPMorgan Floating Rate Income Fund, Select Class Shares	—	39,300,000	3,072	3,072	423,295	4,096,117	39,445,609
JPMorgan Growth Advantage Fund, Select Class Shares	35,446,120	—	6,000,000	(1,104,295)	—	2,983,323	25,925,077
JPMorgan High Yield Fund, Class R6 Shares	95,612,208	—	37,201,551	989,530	2,450,727	7,050,829	53,656,812
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	51,100,666	12,223,782	110,046	422,337	3,732,962	39,121,443
JPMorgan Inflation Managed Bond Fund, Select Class Shares	49,622,913	7,700,000	56,900,666	(99,334)	189,992	—	—
JPMorgan International Currency Income Fund, Select Class Shares	51,696,426	—	8,500,814	(14,001)	1,160,087	3,701,500	40,087,245
JPMorgan Large Cap Growth Fund, Select Class Shares	13,251,415	6,000,000	—	—	4,155	907,283	19,470,302
JPMorgan Mid Cap Core Fund, Select Class Shares	13,019,160	—	4,498	4,498	30,068	756,049	12,149,704
JPMorgan Multi-Sector Income Fund, Select Class Shares	27,639,740	20,500,000	—	—	874,826	4,824,967	48,056,667
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,277,960	379,251,535	331,519,182	—	30,977	104,010,314	104,010,314
JPMorgan Realty Income Fund, Institutional Class Shares	12,311,161	—	—	—	89,706	1,183,766	12,086,246
JPMorgan Short Duration Bond Fund, Class R6 Shares	83,531,771	35,500,000	42,560,723	322,789	616,839	6,982,638	76,459,886
JPMorgan Total Return Fund, Select Class Shares	22,354,942	—	22,333,591	71,959	172,947	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	38,415,785	—	4,800,000	324,583	198,265	1,548,217	30,561,795
JPMorgan Value Advantage Fund, Institutional Class Shares	17,812,045	—	15,034,447	(2,030,491)	—	—	—

	$657,732,495			$(1,661,978)	$9,656,662		$627,872,198

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
Access Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$50,511,281	$4,800,000	$13,117,388	$(1,979,746)	$1,734,278	2,106,675	$36,087,347
JPMorgan Asia Equity Fund, Institutional Class Shares	—	26,100,000	—	—	188,893	855,804	24,689,954
JPMorgan Core Plus Bond Fund, Class R6 Shares	25,500,912	—	25,696,106	377,625	210,254	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	—	9,000,000	707	707	99,895	942,408	9,075,393
JPMorgan Growth Advantage Fund, Select Class Shares	53,138,811	—	10,000,000	477,603	—	4,624,959	40,190,895
JPMorgan High Yield Fund, Class R6 Shares	36,274,621	—	5,200,298	641,067	1,143,633	3,842,401	29,240,671

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	$—	$19,736,061	$85,976	$85,976	$172,364	1,873,520	$19,634,495
JPMorgan Inflation Managed Bond Fund, Select Class Shares	18,229,560	5,800,000	23,936,061	(63,939)	79,560	—	—
JPMorgan International Currency Income Fund, Select Class Shares	28,953,668	4,500,000	4,500,547	(33,667)	778,631	2,484,385	26,905,885
JPMorgan International Value Fund, Institutional Class Shares	21,597,883	—	—	—	671,562	1,513,517	17,042,198
JPMorgan Large Cap Growth Fund, Select Class Shares	—	22,400,000	—	—	4,712	1,028,789	22,077,815
JPMorgan Mid Cap Core Fund, Select Class Shares	10,113,290	—	3,494	3,494	23,357	587,299	9,437,896
JPMorgan Multi-Sector Income Fund, Select Class Shares	19,890,498	—	—	—	396,217	1,991,041	19,830,767
JPMorgan Prime Money Market Fund, Institutional Class Shares	29,069,607	274,461,507	229,427,895	—	14,698	74,103,219	74,103,219
JPMorgan Realty Income Fund, Institutional Class Shares	7,152,198	11,200,000	—	—	132,913	1,856,927	18,959,224
JPMorgan Short Duration Bond Fund, Class R6 Shares	—	9,800,000	9,826,893	26,893	15,132	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	41,043,338	—	—	—	245,608	1,917,913	37,859,603
JPMorgan Value Advantage Fund, Institutional Class Shares	20,555,282	—	—	—	321,527	1,075,630	19,544,190

	$362,030,949			$(463,987)	$6,233,234		$404,679,552

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

54	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% based on each Fund’s respective average daily net assets.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Fiduciary Management, Inc. (“FMI”), Manning and Napier Advisors, LLC (“Manning & Napier”), Osterweis Capital Management, LLC (“Osterweis”), Shenkman Capital Management, Inc. (“Shenkman”), Tamro Capital Partners, LLC (“TAMRO”), TimesSquare Capital Management, LLC (“TimesSquare”) and Tradewinds Global Investors, LLC (“Tradewinds”) are sub-advisors for the Funds. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates the sub-advisors to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2011, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	76.8%	77.8%
Capital Guardian	3.2	3.2
FMI	3.4	3.2
Manning & Napier	4.7	6.1
Osterweis	3.1	1.0	*
Shenkman	3.5	2.4
TAMRO	0.5	1.0
TimesSquare	1.1	1.1
Tradewinds	3.7	4.2

*	As of January 24, 2012, there were no assets allocated to Osterweis for Access Growth Fund.

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including,

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$318
Access Growth Fund	100

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The expense limitation percentages in the table above are in place until at least October 31, 2012. Waivers associated with these agreements are detailed below as contractual waivers.

56	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$47,351	$36,603	$83,954
Access Growth Fund	39,137	42,151	81,288

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$1,329,061	$289,254	$1,618,315
Access Growth Fund	1,006,088	229,070	1,235,158

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Access Balanced Fund and Access Growth Fund incurred $721 and $484 respectively in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$559,640,421	$678,658,837
Access Growth Fund	382,824,498	427,035,836

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,108,359,700	$36,250,751	$39,245,113	$(2,994,362)
Access Growth Fund	869,953,558	27,609,814	37,666,743	(10,056,929)

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	Percentage of Net Assets
JPMorgan Floating Rate Income Fund	10%
JPMorgan Multi-Sector Income Fund	11

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Investment activities on behalf of these shareholders could impact the Funds. The Advisor held all of the Class A Shares as of the reporting date.

58	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011 and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$926.20	$6.49	1.34%
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class C
Actual	1,000.00	924.00	8.95	1.85
Hypothetical	1,000.00	1,015.84	9.37	1.85
Institutional Class
Actual	1,000.00	927.70	4.55	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Select Class
Actual	1,000.00	927.00	5.28	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09

Access Growth Fund
Class A
Actual	1,000.00	896.00	6.43	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class C
Actual	1,000.00	893.80	8.81	1.85
Hypothetical	1,000.00	1,015.84	9.37	1.85
Institutional Class
Actual	1,000.00	897.50	4.53	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Select Class
Actual	1,000.00	896.70	5.24	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory and sub-advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

60	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds, including the benefits received by the Advisor and its affiliates in connection with each Fund’s investments in the underlying J.P. Morgan Funds in which each Fund invests. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data

DECEMBER 31, 2011	JPMORGAN ACCESS FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the Access Balanced Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2010. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, including the brief performance history of and difficulty in assigning a representative peer group to the Fund, concluded that the performance was reasonable.

The Trustees noted that the Access Growth Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2010. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, including the brief performance history of and difficulty in assigning a representative peer group to the Fund concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund and, in light of the information, concluded that the advisory fees were reasonable.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM related to the sub-advisory structure for the Fund and, in light of the information, concluded that the advisory fees were reasonable.

62	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-ACCESS-1211

Semi-Annual Report

JPMorgan SmartRetirement Funds

December 31, 2011 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 25, 2012 (Unaudited)

Dear Shareholder:

The confidence in a strong economic comeback that investors demonstrated earlier this year quickly dissipated last summer as a host of concerns revolving around the European debt crisis cast a seemingly dark shadow on our hopes for recovery. This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.

Nonetheless, stocks have regained some of their footing, as positive fourth-quarter economic data on auto sales, payroll employment and manufacturing activity all appear to indicate that consumer confidence is improving and economic growth may be accelerating.

“This combination of economic and geopolitical issues resulted in a level of market volatility not seen since the financial crisis three years ago.”

We remain cautious, however, since many of the same challenges that we experienced in 2011 — European debt concerns, uncertainty over monetary and fiscal stimulus, and soft economic data — will likely remain in place this year, laying the groundwork for continued market volatility.

Strong fourth quarter surge caps volatile year

The European debt crisis and U.S. - based economic issues created a generally volatile year for equities, culminating in a major sell off in the third quarter. A strong fourth quarter comeback did little to erase earlier losses, as the Standard & Poor’s 500 Index (“S&P 500 Index”) reached a level of 1,258, a decrease of -3.7% from six months earlier.

Large cap stocks lead most style categories

Large cap stocks led the style categories over the six-month period ended December 31, 2011 (the Russell 1000 Index returned -4.6% and the Russell Mid Cap Index returned -8.9%, compared to a return of -9.8% for the Russell 2000 Index).

Overall, growth stocks fared better than value in the large cap space. The Russell 1000 Growth Index returned -3.9% for the six-month reporting period, compared to -5.2% for the Russell 1000 Value Index. In the small cap segment, the Russell 2000 Value Index, with a return of -8.9%, outpaced the Russell 2000 Growth Index, which returned -10.6% as of the end of the six-month period. With regard to mid cap stocks, the Russell Midcap Value Index outpaced the Russell Midcap Growth Index with returns of -7.6% and -10.3%, respectively.

Euro zone uncertainty drives flight-to-quality sentiment

Continued uncertainty surrounding global economic growth prompted investors to seek safe havens in U.S. Treasury securities and high-quality corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned 5. 0%. High yield bonds and emerging markets debt securities also performed relatively well, as the Barclays Capital High Yield Index returned 0.01%, and the Barclays Capital Emerging Markets Index returned 1.9% for the six-month period ended December 31, 2011.

Similar economic concerns pushed yields of U.S. Treasury securities maturing in 10 years or more to historic lows throughout the year. As of the end of the six-month period ended December 31, 2011, the yields on the benchmark 10-year U.S. Treasury bond dropped from 3.2% to 1.9%. In addition, yields on the 30-year U.S. Treasury bond declined from 4.4% to 2.9%, and the two-year U.S. Treasury note dipped from 0.5% to 0.3%.

Lesson for 2012: Keep balance in mind in economic uncertainty

Last year offered its share of shocks to investors: geopolitical upheaval, natural disasters, sovereign-debt crises, and credit-rating downgrades were all among the events competing for the market’s attention. Against the backdrop of an election year, it’s likely that we will face continued global surprises — both on the upside and the downside.

As you reassess your investment strategy for the year ahead, it’s important to stick with a plan that focuses on diversification as well as long-term allocation. Trying to “time” market fluctuations can be risky business, especially given the ongoing uncertainty surrounding the direction of economic growth and the euro zone crisis in the months ahead.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 12/31/2011
JPMorgan SmartRetirement® Income Fund	-2.02%	0.51%	S&P Target Date Retirement Income Index	$370,202,663

JPMorgan SmartRetirement® 2010 Fund	-2.03%	-1.26%	S&P Target Date 2010 Index	$324,761,156

JPMorgan SmartRetirement® 2015 Fund	-3.65%	-2.66%	S&P Target Date 2015 Index	$620,009,610

JPMorgan SmartRetirement® 2020 Fund	-4.90%	-3.90%	S&P Target Date 2020 Index	$1,232,337,962

JPMorgan SmartRetirement® 2025 Fund	-6.64%	-4.98%	S&P Target Date 2025 Index	$575,469,825

JPMorgan SmartRetirement® 2030 Fund	-8.21%	-6.00%	S&P Target Date 2030 Index	$1,053,577,325

JPMorgan SmartRetirement® 2035 Fund	-9.14%	-6.65%	S&P Target Date 2035 Index	$367,174,092

JPMorgan SmartRetirement® 2040 Fund	-9.13%	-7.18%	S&P Target Date 2040 Index	$743,035,370

JPMorgan SmartRetirement® 2045 Fund	-9.08%	-7.59%	S&P Target Date 2045 Index**	$165,926,930

JPMorgan SmartRetirement® 2050 Fund	-9.08%	-7.59%	S&P Target Date 2045 Index**	$156,186,070

*	Returns for the JPMorgan SmartRetirement 2025 Fund and the JPMorgan SmartRetirement 2035 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund Returns are based on Institutional Class Shares.
**	Formerly known as S&P Target Date 2045+ Index

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	55.3%
U.S. Equity	19.7
International Equity	11.4
Money Market	9.2
Alternative Assets	3.4
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement 2010 Fund
Fixed Income	55.3%
U.S. Equity	19.4
International Equity	11.6
Money Market	9.3
Alternative Assets	3.3
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement 2015 Fund
Fixed Income	48.8%
U.S. Equity	27.7
International Equity	15.9
Alternative Assets	4.0
Money Market	2.6
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement 2020 Fund
Fixed Income	39.8%
U.S. Equity	33.6
International Equity	19.9
Alternative Assets	3.8
Money Market	1.9
U.S. Treasury Obligation	1.0

JPMorgan SmartRetirement 2025 Fund
U.S. Equity	38.4%
Fixed Income	30.1
International Equity	23.5
Alternative Assets	4.1
Money Market	2.5
U.S. Treasury Obligation	1.4

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	42.6%
International Equity	26.3
Fixed Income	22.4
Alternative Assets	4.4
Money Market	2.3
U.S. Treasury Obligation	2.0

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	44.7%
International Equity	29.1
Fixed Income	16.7
Alternative Assets	4.7
Money Market	2.9
U.S. Treasury Obligation	1.9

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	46.3%
International Equity	29.0
Fixed Income	15.3
Alternative Assets	4.8
Money Market	2.5
U.S. Treasury Obligation	2.1

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	45.7%
International Equity	29.1
Fixed Income	15.4
Alternative Assets	5.0
Money Market	2.9
U.S. Treasury Obligation	1.9

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	45.9%
International Equity	29.8
Fixed Income	15.2
Alternative Assets	4.8
Money Market	2.4
U.S. Treasury Obligation	1.9

*	The percentages indicated are based upon total investments as of December 31, 2011. Each Fund’s composition is subject to change.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2010 Fund and the JPMorgan SmartRetirement® 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011 and led investors to rotate into the relative safety of U.S. bonds. Better-than-expected economic data helped investors regain their appetite for risk in the fourth quarter of 2011, but U.S. stocks, as measured by the Russell 3000 Index, still finished the six months ended December 31, 2011 down 5.01%. During the same period, U.S. investment grade bonds, as measured by the Barclays Capital U.S. Intermediate Aggregate Index gained 3.23%, outperforming high yield bonds (also known as “junk bonds”).

Among U.S. stocks, U.S. large-cap stocks outperformed U.S. small- and mid-cap stocks. International and emerging market stocks underperformed U.S. stocks during the reporting period. Commodities finished the reporting period lower, as investors worried that slowing economic growth would curtail global demand for commodities.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each JPMorgan SmartRetirement Fund (collectively, the “Funds”) underperformed its respective S&P Target Date benchmark for the six months ended December 31, 2011. The Funds’ relative underperformance versus their S&P Target Date benchmarks was due, in part, to their overweight allocation to equities, which underperformed fixed income securities during the reporting period. In addition, the Funds’ preference for international and emerging market equities over U.S. equities hurt their relative performance. On the positive side, the Funds’ underweight of small-cap equities contributed to their relative performance, as small cap equities were among the worst performing securities during the reporting period.

Among fixed income investments, the Funds’ underweight of investment grade bonds in favor of high yield bonds and emerging markets debt detracted from relative performance.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a rigorous, systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement Income Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(2.14)%	0.90%	3.32%	4.12%
With Sales Charge**		(6.57)	(3.63)	2.37	3.26
CLASS C SHARES	5/15/06
Without CDSC		(2.47)	0.26	2.72	3.52
With CDSC***		(3.47)	(0.74)	2.72	3.52
CLASS R2 SHARES	11/3/08	(2.24)	0.68	3.17	3.98
INSTITUTIONAL CLASS SHARES	5/15/06	(2.02)	1.13	3.65	4.46
SELECT CLASS SHARES	5/15/06	(2.10)	0.97	3.48	4.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	5

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2010 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(2.16)%	0.82%	2.65%	3.72%
With Sales Charge**		(6.55)	(3.71)	1.71	2.87
CLASS C SHARES	5/15/06
Without CDSC		(2.53)	0.17	2.07	3.14
With CDSC***		(3.53)	(0.83)	2.07	3.14
CLASS R2 SHARES	11/3/08	(2.27)	0.60	2.51	3.59
INSTITUTIONAL CLASS SHARES	5/15/06	(2.03)	1.13	3.00	4.08
SELECT CLASS SHARES	5/15/06	(2.18)	0.91	2.82	3.91

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2010 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2010 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2010 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	7

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2015 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(3.78)%	(0.11)%	2.24%	3.53%
With Sales Charge**		(8.11)	(4.60)	1.31	2.69
CLASS C SHARES	5/15/06
Without CDSC		(4.12)	(0.68)	1.67	2.96
With CDSC***		(5.12)	(1.68)	1.67	2.96
CLASS R2 SHARES	11/3/08	(3.94)	(0.36)	2.08	3.39
INSTITUTIONAL CLASS SHARES	5/15/06	(3.65)	0.19	2.58	3.89
SELECT CLASS SHARES	5/15/06	(3.73)	0.05	2.43	3.74

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2015 Index (the “Index”)

reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	9

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2020 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(4.97)%	(1.00)%	1.78%	3.29%
With Sales Charge**		(9.23)	(5.45)	0.84	2.44
CLASS C SHARES	5/15/06
Without CDSC		(5.30)	(1.67)	1.19	2.70
With CDSC***		(6.30)	(2.67)	1.19	2.70
CLASS R2 SHARES	11/3/08	(5.14)	(1.27)	1.62	3.15
INSTITUTIONAL CLASS SHARES	5/15/06	(4.90)	(0.76)	2.12	3.63
SELECT CLASS SHARES	5/15/06	(4.92)	(0.91)	1.95	3.48

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2020 Index (the “Index”)

reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	11

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2025 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(6.70)%	(2.65)%	13.77%	0.75%
With Sales Charge**		(10.91)	(7.00)	12.03	(0.30)
CLASS C SHARES	7/31/07
Without CDSC		(7.00)	(3.24)	13.07	0.17
With CDSC***		(8.00)	(4.24)	13.07	0.17
CLASS R2 SHARES	11/3/08	(6.81)	(2.86)	13.46	0.56
INSTITUTIONAL CLASS SHARES	7/31/07	(6.57)	(2.42)	14.08	1.07
SELECT CLASS SHARES	7/31/07	(6.64)	(2.49)	13.92	0.93

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	13

and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2030 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(8.23)%	(4.20)%	0.65%	2.44%
With Sales Charge**		(12.35)	(8.48)	(0.28)	1.61
CLASS C SHARES	5/15/06
Without CDSC		(8.56)	(4.86)	0.09	1.87
With CDSC***		(9.56)	(5.86)	0.09	1.87
CLASS R2 SHARES	11/3/08	(8.45)	(4.52)	0.49	2.30
INSTITUTIONAL CLASS SHARES	5/15/06	(8.21)	(4.03)	0.97	2.79
SELECT CLASS SHARES	5/15/06	(8.23)	(4.17)	0.83	2.63

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2030 Index (the “Index”)

reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	15

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2035 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(9.15)%	(4.89)%	13.95%	(0.29)%
With Sales Charge**		(13.21)	(9.19)	12.20	(1.33)
CLASS C SHARES	7/31/07
Without CDSC		(9.48)	(5.55)	13.23	(0.87)
With CDSC***		(10.48)	(6.55)	13.23	(0.87)
CLASS R2 SHARES	11/3/08	(9.32)	(5.22)	13.64	(0.48)
INSTITUTIONAL CLASS SHARES	7/31/07	(9.01)	(4.65)	14.28	0.04
SELECT CLASS SHARES	7/31/07	(9.14)	(4.86)	14.09	(0.12)

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	17

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2040 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(9.21)%	(5.04)%	0.41%	2.24%
With Sales Charge**		(13.30)	(9.30)	(0.51)	1.41
CLASS C SHARES	5/15/06
Without CDSC		(9.54)	(5.68)	(0.17)	1.66
With CDSC***		(10.54)	(6.68)	(0.17)	1.66
CLASS R2 SHARES	11/3/08	(9.32)	(5.32)	0.25	2.10
INSTITUTIONAL CLASS SHARES	5/15/06	(9.13)	(4.80)	0.74	2.58
SELECT CLASS SHARES	5/15/06	(9.21)	(5.01)	0.57	2.42

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2040 Index (the “Index”)

reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	19

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2045 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(9.21)%	(5.03)%	13.91%	(0.06)%
With Sales Charge**		(13.32)	(9.31)	12.18	(1.10)
CLASS C SHARES	7/31/07
Without CDSC		(9.45)	(5.60)	13.22	(0.61)
With CDSC***		(10.45)	(6.60)	13.22	(0.61)
CLASS R2 SHARES	11/3/08	(9.31)	(5.25)	13.63	(0.23)
INSTITUTIONAL CLASS SHARES	7/31/07	(9.08)	(4.74)	14.25	0.27
SELECT CLASS SHARES	7/31/07	(9.08)	(4.87)	14.05	0.13

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	21

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2050 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2011 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(9.16)%	(5.02)%	13.94%	0.00%
With Sales Charge**		(13.27)	(9.30)	12.21	(1.04)
CLASS C SHARES	7/31/07
Without CDSC		(9.47)	(5.65)	13.28	(0.57)
With CDSC***		(10.47)	(6.65)	13.28	(0.57)
CLASS R2 SHARES	11/3/08	(9.32)	(5.30)	13.65	(0.18)
INSTITUTIONAL CLASS SHARES	7/31/07	(9.08)	(4.80)	14.27	0.32
SELECT CLASS SHARES	7/31/07	(9.16)	(4.93)	14.09	0.18

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to December 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index, is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	23

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.5% (b)
	Alternative Assets — 3.4%
294,758	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	5,052,161
468,784	JPMorgan International Realty Fund, Class R5 Shares	3,581,509
364,470	JPMorgan Realty Income Fund, Class R5 Shares	3,724,887

	Total Alternative Assets	12,358,557

	Fixed Income — 54.4%
8,531,791	JPMorgan Core Bond Fund, Class R6 Shares	101,016,409
2,519,455	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	20,105,254
5,824,111	JPMorgan High Yield Fund, Class R6 Shares	44,321,488
2,321,904	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	24,333,552
1,115,938	JPMorgan Real Return Fund, Institutional Class Shares	11,750,823

	Total Fixed Income	201,527,526

	International Equity — 11.2%
378,530	JPMorgan Emerging Economies Fund, Class R5 Shares	4,440,160
279,199	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,701,253
536,393	JPMorgan Global Natural Resources Fund, Class R5 Shares	6,602,998
815,529	JPMorgan International Equity Fund, Class R6 Shares	9,916,832
841,869	JPMorgan International Opportunities Fund, Class R6 Shares	9,538,371
371,028	JPMorgan Intrepid International Fund, Institutional Class Shares	5,372,486

	Total International Equity	41,572,100

	Money Market — 9.1%
33,582,289	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	33,582,289

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.4%
1,905,003	JPMorgan Disciplined Equity Fund, Class R6 Shares	30,518,141
567,068	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,956,173
328,961	JPMorgan Intrepid America Fund, Class R5 Shares	7,450,976
152,300	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,455,382
249,015	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,791,457
189,149	JPMorgan Small Cap Value Fund, Class R6 Shares	3,414,141
1,217,257	JPMorgan U.S. Equity Fund, Class R6 Shares	12,075,185
285,499	JPMorgan Value Advantage Fund, Institutional Class Shares	5,187,518

	Total U.S. Equity	71,848,973

	Total Investment Companies (Cost $344,647,950)	360,889,445

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
3,705,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $3,706,924)	3,707,647

	Total Investments — 98.5% (Cost $348,354,874)	364,597,092
	Other Assets in Excess of Liabilities — 1.5%	5,605,571

	NET ASSETS — 100.0%	$370,202,663

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
34	TOPIX Index	03/08/12	$3,215,797	$(65,966)
7	10 Year Australian Government Bond	03/15/12	851,241	11,193
18	S&P/Toronto 60 Index	03/15/12	2,399,058	11,651
8	DAX	03/16/12	1,527,215	32,098
29	Dow Jones Euro STOXX 50 Index	03/16/12	866,268	35,147
163	E-mini S&P 500	03/16/12	10,208,690	60,889
25	5 Year U.S. Treasury Note	03/30/12	3,081,445	14,002

	Short Futures Outstanding
(117)	OMXS30 Index	01/20/12	(1,681,374)	(48,686)
(6)	Euro Bund	03/08/12	(1,079,714)	(32,095)
(1)	10 Year Japanese Government Bond	03/09/12	(1,850,202)	(8,769)
(17)	SFE SPI 200 Index	03/15/12	(1,747,019)	61,615
(80)	E-mini Russell 2000	03/16/12	(5,910,400)	21,354
(25)	FTSE 100 Index	03/16/12	(2,149,352)	(29,023)
(15)	10 Year U.S. Treasury Note	03/21/12	(1,966,875)	(17,380)

				$46,030

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 3.3%
257,577	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	4,414,868
448,763	JPMorgan International Realty Fund, Class R5 Shares	3,428,552
288,586	JPMorgan Realty Income Fund, Class R5 Shares	2,949,350

	Total Alternative Assets	10,792,770

	Fixed Income — 55.3%
7,703,939	JPMorgan Core Bond Fund, Class R6 Shares	91,214,642
2,228,732	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	17,785,278
5,098,126	JPMorgan High Yield Fund, Class R6 Shares	38,796,739
2,057,334	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	21,560,864
978,910	JPMorgan Real Return Fund, Institutional Class Shares	10,307,921

	Total Fixed Income	179,665,444

	International Equity — 11.6%
348,572	JPMorgan Emerging Economies Fund, Class R5 Shares	4,088,746
215,471	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,399,910
517,856	JPMorgan Global Natural Resources Fund, Class R5 Shares	6,374,810
792,337	JPMorgan International Equity Fund, Class R6 Shares	9,634,818
738,898	JPMorgan International Opportunities Fund, Class R6 Shares	8,371,718
330,360	JPMorgan Intrepid International Fund, Institutional Class Shares	4,783,613

	Total International Equity	37,653,615

	Money Market — 9.3%
30,137,599	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	30,137,599

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.4%
1,694,752	JPMorgan Disciplined Equity Fund, Class R6 Shares	27,149,930
570,380	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,985,118
257,556	JPMorgan Intrepid America Fund, Class R5 Shares	5,833,648
127,196	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,556,146
250,563	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,808,816
138,521	JPMorgan Small Cap Value Fund, Class R6 Shares	2,500,298
1,009,103	JPMorgan U.S. Equity Fund, Class R6 Shares	10,010,300
282,338	JPMorgan Value Advantage Fund, Institutional Class Shares	5,130,075

	Total U.S. Equity	62,974,331

	Total Investment Companies (Cost $306,425,384)	321,223,759

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
3,625,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $3,626,894)	3,627,590

	Total Investments — 100.0% (Cost $310,052,278)	324,851,349
	Liabilities in Excess of Other Assets — 0.0% (g)	(90,193)

	NET ASSETS — 100.0%	$324,761,156

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
31	TOPIX Index	03/08/12	$2,932,051	$(60,134)
6	10 Year Australian Government Bond	03/15/12	729,635	9,594
17	S&P/Toronto 60 Index	03/15/12	2,265,777	11,002
8	DAX	03/16/12	1,527,215	32,098
21	Dow Jones Euro STOXX 50 Index	03/16/12	627,297	25,451
152	E-mini S&P 500	03/16/12	9,519,760	97,701
14	10 Year U.S. Treasury Note	03/21/12	1,835,750	15,607

	Short Futures Outstanding
(98)	OMXS30 Index	01/20/12	(1,408,330)	(40,779)
(7)	Euro Bund	03/08/12	(1,259,668)	(37,445)
(1)	10 Year Japanese Government Bond	03/09/12	(1,850,201)	(8,769)
(16)	SFE SPI 200 Index	03/15/12	(1,644,253)	57,991
(59)	E-mini Russell 2000	03/16/12	(4,358,920)	15,575
(31)	FTSE 100 Index	03/16/12	(2,665,197)	(35,989)
(21)	5 Year U.S. Treasury Note	03/30/12	(2,588,414)	(11,480)

				$70,423

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 4.0%
249,679	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (m)	4,279,493
1,134,398	JPMorgan International Realty Fund, Class R5 Shares	8,666,803
1,149,150	JPMorgan Realty Income Fund, Class R5 Shares	11,744,317

	Total Alternative Assets	24,690,613

	Fixed Income — 48.7%
14,781,849	JPMorgan Core Bond Fund, Class R6 Shares	175,017,095
3,783,693	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	30,193,874
8,636,680	JPMorgan High Yield Fund, Class R6 Shares	65,725,137
2,008,519	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	21,049,280
969,342	JPMorgan Real Return Fund, Institutional Class Shares	10,207,169

	Total Fixed Income	302,192,555

	International Equity — 15.9%
1,334,558	JPMorgan Emerging Economies Fund, Class R5 Shares	15,654,370
781,681	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	15,961,924
601,323	JPMorgan Global Natural Resources Fund, Class R5 Shares (m)	7,402,291
1,910,881	JPMorgan International Equity Fund, Class R6 Shares	23,236,316
2,240,653	JPMorgan International Opportunities Fund, Class R6 Shares	25,386,596
746,009	JPMorgan Intrepid International Fund, Institutional Class Shares	10,802,215

	Total International Equity	98,443,712

	Money Market — 2.6%
16,119,166	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	16,119,166

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 27.7%
3,536,849	JPMorgan Disciplined Equity Fund, Class R6 Shares	56,660,323
1,746,009	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	15,260,117
1,113,963	JPMorgan Intrepid America Fund, Class R5 Shares	25,231,267
309,548	JPMorgan Small Cap Equity Fund, Class R5 Shares	11,088,016
618,508	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	6,933,471
404,863	JPMorgan Small Cap Value Fund, Class R6 Shares	7,307,781
3,429,622	JPMorgan U.S. Equity Fund, Class R6 Shares	34,021,847
831,771	JPMorgan Value Advantage Fund, Institutional Class Shares	15,113,279

	Total U.S. Equity	171,616,101

	Total Investment Companies (Cost $588,039,848)	613,062,147

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
6,330,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $6,333,322)	6,334,523

	Total Investments — 99.9% (Cost $594,373,170)	619,396,670
	Other Assets in Excess of Liabilities — 0.1%	612,940

	NET ASSETS — 100.0%	$620,009,610

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
59	TOPIX Index	03/08/12	$5,580,357	$(114,474)
10	10 Year Australian Government Bond	03/15/12	1,216,057	15,990
30	S&P/Toronto 60 Index	03/15/12	3,998,429	19,418
16	DAX	03/16/12	3,054,430	64,195
12	Dow Jones Euro STOXX 50 Index	03/16/12	358,455	14,544
246	E-mini S&P 500	03/16/12	15,406,980	289,634
74	10 Year U.S. Treasury Note	03/21/12	9,703,250	48,017
6	5 Year U.S. Treasury Note	03/30/12	739,547	3,361

	Short Futures Outstanding
(198)	OMXS30 Index	01/20/12	(2,845,402)	(82,391)
(11)	Euro Bund	03/08/12	(1,979,478)	(58,842)
(2)	10 Year Japanese Government Bond	03/09/12	(3,700,402)	(17,538)
(25)	SFE SPI 200 Index	03/15/12	(2,569,146)	90,610
(112)	E-mini Russell 2000	03/16/12	(8,274,560)	(8,336)
(58)	FTSE 100 Index	03/16/12	(4,986,496)	(67,342)

				$196,846

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.1% (b)
	Alternative Assets — 3.8%
70,181	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (m)	1,202,901
2,198,492	JPMorgan International Realty Fund, Class R5 Shares	16,796,477
2,766,574	JPMorgan Realty Income Fund, Class R5 Shares	28,274,382

	Total Alternative Assets	46,273,760

	Fixed Income — 39.9%
25,611,641	JPMorgan Core Bond Fund, Class R6 Shares	303,241,834
6,759,813	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	53,943,305
16,352,996	JPMorgan High Yield Fund, Class R6 Shares	124,446,297
609,121	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	6,383,590
292,729	JPMorgan Real Return Fund, Institutional Class Shares	3,082,436

	Total Fixed Income	491,097,462

	International Equity — 19.9%
3,307,909	JPMorgan Emerging Economies Fund, Class R5 Shares	38,801,773
2,589,825	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	52,884,228
197,044	JPMorgan Global Natural Resources Fund, Class R5 Shares (m)	2,425,616
5,049,327	JPMorgan International Equity Fund, Class R6 Shares	61,399,815
5,424,218	JPMorgan International Opportunities Fund, Class R6 Shares	61,456,394
1,986,874	JPMorgan Intrepid International Fund, Institutional Class Shares	28,769,937

	Total International Equity	245,737,763

	Money Market — 1.8%
22,680,300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	22,680,300

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 33.7%
8,483,143	JPMorgan Disciplined Equity Fund, Class R6 Shares	135,899,952
4,479,477	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	39,150,626
2,615,842	JPMorgan Intrepid America Fund, Class R5 Shares	59,248,831
630,590	JPMorgan Small Cap Equity Fund, Class R5 Shares	22,587,716
1,338,705	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	15,006,879
1,022,827	JPMorgan Small Cap Value Fund, Class R6 Shares	18,462,033
8,661,621	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	85,923,281
2,117,203	JPMorgan Value Advantage Fund, Institutional Class Shares	38,469,572

	Total U.S. Equity	414,748,890

	Total Investment Companies (Cost $1,169,255,839)	1,220,538,175

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
12,795,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $12,800,908)	12,804,142

	Total Investments — 100.1% (Cost $1,182,056,747)	1,233,342,317
	Liabilities in Excess of Other Assets — (0.1)%	(1,004,355)

	NET ASSETS — 100.0%	$1,232,337,962

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
114	TOPIX Index	03/08/12	$10,782,383	$(221,190)
22	10 Year Australian Government Bond	03/15/12	2,675,326	35,179
61	S&P/Toronto 60 Index	03/15/12	8,130,140	39,482
29	DAX	03/16/12	5,536,154	116,354
21	Dow Jones Euro STOXX 50 Index	03/16/12	627,297	25,452
567	E-mini S&P 500	03/16/12	35,511,210	651,858
116	10 Year U.S. Treasury Note	03/21/12	15,210,501	129,315
10	5 Year U.S. Treasury Note	03/30/12	1,232,578	1,460

	Short Futures Outstanding
(398)	OMXS30 Index	01/20/12	(5,719,546)	(165,611)
(24)	Euro Bund	03/08/12	(4,318,861)	(128,383)
(3)	10 Year Japanese Government Bond	03/09/12	(5,550,604)	(26,306)
(52)	SFE SPI 200 Index	03/15/12	(5,343,823)	188,469
(110)	E-mini Russell 2000	03/16/12	(8,126,800)	(21,272)
(115)	FTSE 100 Index	03/16/12	(9,887,019)	(133,519)

				$491,288

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7% (b)
	Alternative Assets — 4.1%
1,200,361	JPMorgan International Realty Fund, Class R5 Shares	9,170,757
1,416,528	JPMorgan Realty Income Fund, Class R5 Shares	14,476,920

	Total Alternative Assets	23,647,677

	Fixed Income — 30.4%
7,496,500	JPMorgan Core Bond Fund, Class R6 Shares	88,758,562
3,326,356	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	26,544,325
7,845,183	JPMorgan High Yield Fund, Class R6 Shares	59,701,844

	Total Fixed Income	175,004,731

	International Equity — 23.8%
1,998,950	JPMorgan Emerging Economies Fund, Class R5 Shares	23,447,683
1,455,209	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,715,363
2,761,706	JPMorgan International Equity Fund, Class R6 Shares	33,582,347
2,952,217	JPMorgan International Opportunities Fund, Class R6 Shares	33,448,617
1,159,985	JPMorgan Intrepid International Fund, Institutional Class Shares	16,796,586

	Total International Equity	136,990,596

	Money Market — 2.5%
14,533,614	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	14,533,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 38.9%
4,420,096	JPMorgan Disciplined Equity Fund, Class R6 Shares	70,809,930
2,522,203	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	22,044,051
1,386,663	JPMorgan Intrepid America Fund, Class R5 Shares	31,407,906
382,984	JPMorgan Small Cap Equity Fund, Class R5 Shares	13,718,494
797,370	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	8,938,515
463,219	JPMorgan Small Cap Value Fund, Class R6 Shares	8,361,111
4,577,394	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	45,407,753
1,259,232	JPMorgan Value Advantage Fund, Institutional Class Shares	22,880,236

	Total U.S. Equity	223,567,996

	Total Investment Companies (Cost $569,220,289)	573,744,614

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
7,880,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $7,884,165)	7,885,630

	Total Investments — 101.1% (Cost $577,104,454)	581,630,244
	Liabilities in Excess of Other Assets — (1.1)%	(6,160,419)

	NET ASSETS — 100.0%	$575,469,825

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
83	TOPIX Index	03/08/12	$7,850,331	$(161,043)
9	10 Year Australian Government Bond	03/15/12	1,094,452	14,391
38	S&P/Toronto 60 Index	03/15/12	5,064,677	24,595
21	DAX	03/16/12	4,008,939	84,256
29	Dow Jones Euro STOXX 50 Index	03/16/12	866,268	35,148
402	E-mini S&P 500	03/16/12	25,177,260	332,778
77	10 Year U.S. Treasury Note	03/21/12	10,096,625	85,839

	Short Futures Outstanding
(239)	OMXS30 Index	01/20/12	(3,434,601)	(99,455)
(16)	Euro Bund	03/08/12	(2,879,240)	(85,589)
(3)	10 Year Japanese Government Bond	03/09/12	(5,550,605)	(26,306)
(37)	SFE SPI 200 Index	03/15/12	(3,802,336)	134,103
(81)	E-mini Russell 2000	03/16/12	(5,984,280)	9,837
(68)	FTSE 100 Index	03/16/12	(5,846,237)	(78,953)
(13)	5 Year U.S. Treasury Note	03/30/12	(1,602,351)	(6,836)

				$262,765

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.6% (b)
	Alternative Assets — 4.4%
2,515,693	JPMorgan International Realty Fund, Class R5 Shares	19,219,895
2,628,265	JPMorgan Realty Income Fund, Class R5 Shares	26,860,866

	Total Alternative Assets	46,080,761

	Fixed Income — 22.5%
6,680,447	JPMorgan Core Bond Fund, Class R6 Shares	79,096,487
6,080,756	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	48,524,430
14,457,898	JPMorgan High Yield Fund, Class R6 Shares	110,024,608

	Total Fixed Income	237,645,525

	International Equity — 26.5%
4,247,671	JPMorgan Emerging Economies Fund, Class R5 Shares	49,825,179
2,989,045	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	61,036,301
5,542,899	JPMorgan International Equity Fund, Class R6 Shares	67,401,646
5,776,347	JPMorgan International Opportunities Fund, Class R6 Shares	65,446,008
2,426,787	JPMorgan Intrepid International Fund, Institutional Class Shares	35,139,882

	Total International Equity	278,849,016

	Money Market — 2.3%
24,039,221	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	24,039,221

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 42.9%
8,834,361	JPMorgan Disciplined Equity Fund, Class R6 Shares	141,526,463
5,464,951	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	47,763,672
2,726,091	JPMorgan Intrepid America Fund, Class R5 Shares	61,745,967
757,557	JPMorgan Small Cap Equity Fund, Class R5 Shares	27,135,690
1,329,880	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	14,907,953
986,788	JPMorgan Small Cap Value Fund, Class R6 Shares	17,811,522
9,541,472	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	94,651,407
2,552,066	JPMorgan Value Advantage Fund, Institutional Class Shares	46,371,031

	Total U.S. Equity	451,913,705

	Total Investment Companies (Cost $1,003,120,956)	1,038,528,228

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.0%
21,325,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $21,336,080)	21,340,237

	Total Investments — 100.6% (Cost $1,024,457,036)	1,059,868,465
	Liabilities in Excess of Other Assets — (0.6)%	(6,291,140)

	NET ASSETS — 100.0%	$1,053,577,325

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
222	TOPIX Index	03/08/12	$20,997,272	$(430,702)
38	10 Year Australian Government Bond	03/15/12	4,621,018	60,764
96	S&P/Toronto 60 Index	03/15/12	12,794,974	62,133
50	DAX	03/16/12	9,545,094	200,610
52	Dow Jones Euro STOXX 50 Index	03/16/12	1,553,307	63,023
1,074	E-mini S&P 500	03/16/12	67,264,620	694,137
138	10 Year U.S. Treasury Note	03/21/12	18,095,251	153,841

	Short Futures Outstanding
(659)	OMXS30 Index	01/20/12	(9,470,304)	(274,215)
(40)	Euro Bund	03/08/12	(7,198,101)	(213,971)
(7)	10 Year Japanese Government Bond	03/09/12	(12,951,409)	(61,381)
(89)	SFE SPI 200 Index	03/15/12	(9,146,158)	322,571
(181)	E-mini Russell 2000	03/16/12	(13,372,280)	47,577
(164)	FTSE 100 Index	03/16/12	(14,099,749)	(190,415)
(114)	5 Year U.S. Treasury Note	03/30/12	(14,051,391)	(50,821)

				$383,151

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.3% (b)
	Alternative Assets — 4.8%
874,484	JPMorgan International Realty Fund, Class R5 Shares	6,681,059
1,078,989	JPMorgan Realty Income Fund, Class R5 Shares	11,027,265

	Total Alternative Assets	17,708,324

	Fixed Income — 16.9%
834,127	JPMorgan Core Bond Fund, Class R6 Shares	9,876,067
1,893,708	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	15,111,791
4,885,376	JPMorgan High Yield Fund, Class R6 Shares	37,177,713

	Total Fixed Income	62,165,571

	International Equity — 29.4%
1,640,373	JPMorgan Emerging Economies Fund, Class R5 Shares	19,241,579
1,103,094	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,525,189
2,134,491	JPMorgan International Equity Fund, Class R6 Shares	25,955,413
2,328,806	JPMorgan International Opportunities Fund, Class R6 Shares	26,385,374
963,091	JPMorgan Intrepid International Fund, Institutional Class Shares	13,945,552

	Total International Equity	108,053,107

	Money Market — 2.9%
10,663,624	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	10,663,624

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.3%
2,874,474	JPMorgan Disciplined Equity Fund, Class R6 Shares	46,049,077
2,038,631	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	17,817,636
1,127,920	JPMorgan Intrepid America Fund, Class R5 Shares	25,547,387
291,078	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,426,429
572,272	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	6,415,171
348,714	JPMorgan Small Cap Value Fund, Class R6 Shares	6,294,294
3,537,260	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	35,089,616
1,017,688	JPMorgan Value Advantage Fund, Institutional Class Shares	18,491,390

	Total U.S. Equity	166,131,000

	Total Investment Companies (Cost $363,299,887)	364,721,626

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
6,945,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $6,948,844)	6,949,962

	Total Investments — 101.2% (Cost $370,248,731)	371,671,588
	Liabilities in Excess of Other Assets — (1.2)%	(4,497,496)

	NET ASSETS — 100.0%	$367,174,092

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	TOPIX Index	03/08/12	$6,809,926	$(139,692)
10	10 Year Australian Government Bond	03/15/12	1,216,058	15,990
40	S&P/Toronto 60 Index	03/15/12	5,331,239	25,890
15	DAX	03/16/12	2,863,528	60,183
24	Dow Jones Euro STOXX 50 Index	03/16/12	716,911	29,088
486	E-mini S&P 500	03/16/12	30,438,180	229,568
46	10 Year U.S. Treasury Note	03/21/12	6,031,750	51,280

	Short Futures Outstanding
(239)	OMXS30 Index	01/20/12	(3,434,603)	(99,455)
(13)	Euro Bund	03/08/12	(2,339,383)	(69,541)
(2)	10 Year Japanese Government Bond	03/09/12	(3,700,403)	(17,537)
(32)	SFE SPI 200 Index	03/15/12	(3,288,506)	115,981
(73)	E-mini Russell 2000	03/16/12	(5,393,240)	19,659
(57)	FTSE 100 Index	03/16/12	(4,900,522)	(66,177)
(99)	5 Year U.S. Treasury Note	03/30/12	(12,202,523)	(44,011)

				$111,226

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.0% (b)
	Alternative Assets — 4.9%
1,760,657	JPMorgan International Realty Fund, Class R5 Shares	13,451,420
2,192,222	JPMorgan Realty Income Fund, Class R5 Shares	22,404,510

	Total Alternative Assets	35,855,930

	Fixed Income — 15.3%
1,017,032	JPMorgan Core Bond Fund, Class R6 Shares	12,041,656
3,561,898	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	28,423,946
9,635,562	JPMorgan High Yield Fund, Class R6 Shares	73,326,629

	Total Fixed Income	113,792,231

	International Equity — 29.0%
3,276,605	JPMorgan Emerging Economies Fund, Class R5 Shares	38,434,572
2,229,304	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	45,522,398
4,257,176	JPMorgan International Equity Fund, Class R6 Shares	51,767,262
4,568,673	JPMorgan International Opportunities Fund, Class R6 Shares	51,763,063
1,945,015	JPMorgan Intrepid International Fund, Institutional Class Shares	28,163,810

	Total International Equity	215,651,105

	Money Market — 2.5%
18,379,414	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	18,379,414

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.3%
5,965,984	JPMorgan Disciplined Equity Fund, Class R6 Shares	95,575,060
4,091,847	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	35,762,745
2,348,664	JPMorgan Intrepid America Fund, Class R5 Shares	53,197,232
622,893	JPMorgan Small Cap Equity Fund, Class R5 Shares	22,312,012
1,084,060	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	12,152,318
685,084	JPMorgan Small Cap Value Fund, Class R6 Shares	12,365,760
7,680,328	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	76,188,858
2,012,916	JPMorgan Value Advantage Fund, Institutional Class Shares	36,574,683

	Total U.S. Equity	344,128,668

	Total Investment Companies (Cost $705,021,025)	727,807,348

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.1%
15,875,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $15,883,301)	15,886,343

	Total Investments — 100.1% (Cost $720,904,326)	743,693,691
	Liabilities in Excess of Other Assets — (0.1)%	(658,321)

	NET ASSETS — 100.0%	$743,035,370

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
159	TOPIX Index	03/08/12	$15,038,586	$(308,494)
27	10 Year Australian Government Bond	03/15/12	3,283,355	43,174
70	S&P/Toronto 60 Index	03/15/12	9,329,669	45,308
34	DAX	03/16/12	6,490,664	136,415
104	Dow Jones Euro STOXX 50 Index	03/16/12	3,106,614	126,046
994	E-mini S&P 500	03/16/12	62,254,220	649,288
92	10 Year U.S. Treasury Note	03/21/12	12,063,500	102,561

	Short Futures Outstanding
(466)	OMXS30 Index	01/20/12	(6,696,755)	(193,910)
(26)	Euro Bund	03/08/12	(4,678,765)	(139,081)
(5)	10 Year Japanese Government Bond	03/09/12	(9,251,007)	(43,844)
(62)	SFE SPI 200 Index	03/15/12	(6,371,481)	224,713
(137)	E-mini Russell 2000	03/16/12	(10,121,560)	36,739
(107)	FTSE 100 Index	03/16/12	(9,199,226)	(124,238)
(200)	5 Year U.S. Treasury Note	03/30/12	(24,651,563)	(105,168)

				$449,509

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 5.0%
449,587	JPMorgan International Realty Fund, Class R5 Shares	3,434,847
473,232	JPMorgan Realty Income Fund, Class R5 Shares	4,836,431

	Total Alternative Assets	8,271,278

	Fixed Income — 15.5%
222,077	JPMorgan Core Bond Fund, Class R6 Shares	2,629,394
814,226	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,497,523
2,177,299	JPMorgan High Yield Fund, Class R6 Shares	16,569,245

	Total Fixed Income	25,696,162

	International Equity — 29.1%
752,374	JPMorgan Emerging Economies Fund, Class R5 Shares	8,825,349
488,770	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	9,980,675
963,414	JPMorgan International Equity Fund, Class R6 Shares	11,715,119
1,027,122	JPMorgan International Opportunities Fund, Class R6 Shares	11,637,297
427,774	JPMorgan Intrepid International Fund, Institutional Class Shares	6,194,170

	Total International Equity	48,352,610

	Money Market — 2.9%
4,786,767	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	4,786,767

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 45.8%
1,339,676	JPMorgan Disciplined Equity Fund, Class R6 Shares	21,461,607
928,989	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	8,119,366
505,263	JPMorgan Intrepid America Fund, Class R5 Shares	11,444,210
145,465	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,210,547
233,684	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,619,597
147,077	JPMorgan Small Cap Value Fund, Class R6 Shares	2,654,744
1,654,225	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	16,409,915
449,032	JPMorgan Value Advantage Fund, Institutional Class Shares	8,158,919

	Total U.S. Equity	76,078,905

	Total Investment Companies (Cost $164,346,582)	163,185,722

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
3,150,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $3,151,767)	3,152,251

	Total Investments — 100.2% (Cost $167,498,349)	166,337,973
	Liabilities in Excess of Other Assets — (0.2)%	(411,043)

	NET ASSETS — 100.0%	$165,926,930

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
34	TOPIX Index	03/08/12	$3,215,798	$(65,966)
4	10 Year Australian Government Bond	03/15/12	486,423	6,396
14	S&P/Toronto 60 Index	03/15/12	1,865,934	9,060
7	DAX	03/16/12	1,336,313	28,085
17	Dow Jones Euro STOXX 50 Index	03/16/12	507,812	20,604
226	E-mini S&P 500	03/16/12	14,154,380	95,923
19	10 Year U.S. Treasury Note	03/21/12	2,491,375	22,447

	Short Futures Outstanding
(105)	OMXS30 Index	01/20/12	(1,508,924)	(43,690)
(6)	Euro Bund	03/08/12	(1,079,716)	(32,096)
(1)	10 Year Japanese Government Bond	03/09/12	(1,850,201)	(8,769)
(15)	SFE SPI 200 Index	03/15/12	(1,541,488)	54,366
(28)	E-mini Russell 2000	03/16/12	(2,068,640)	8,168
(20)	FTSE 100 Index	03/16/12	(1,719,482)	(23,221)
(46)	5 Year U.S. Treasury Note	03/30/12	(5,669,859)	(20,438)

				$50,869

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.4% (b)
	Alternative Assets — 4.8%
357,088	JPMorgan International Realty Fund, Class R5 Shares	2,728,151
467,085	JPMorgan Realty Income Fund, Class R5 Shares	4,773,604

	Total Alternative Assets	7,501,755

	Fixed Income — 15.3%
204,286	JPMorgan Core Bond Fund, Class R6 Shares	2,418,741
734,913	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,864,602
2,050,738	JPMorgan High Yield Fund, Class R6 Shares	15,606,113

	Total Fixed Income	23,889,456

	International Equity — 29.9%
675,477	JPMorgan Emerging Economies Fund, Class R5 Shares	7,923,344
487,087	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	9,946,317
925,453	JPMorgan International Equity Fund, Class R6 Shares	11,253,507
994,323	JPMorgan International Opportunities Fund, Class R6 Shares	11,265,678
430,421	JPMorgan Intrepid International Fund, Institutional Class Shares	6,232,490

	Total International Equity	46,621,336

	Money Market — 2.4%
3,813,251	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.090% (l) (m)	3,813,251

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.0%
1,242,333	JPMorgan Disciplined Equity Fund, Class R6 Shares	19,902,173
866,745	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	7,575,354
493,045	JPMorgan Intrepid America Fund, Class R5 Shares	11,167,460
139,714	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,004,558
259,108	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,904,595
117,694	JPMorgan Small Cap Value Fund, Class R6 Shares	2,124,380
1,574,009	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	15,614,168
416,701	JPMorgan Value Advantage Fund, Institutional Class Shares	7,571,450

	Total U.S. Equity	71,864,138

	Total Investment Companies (Cost $154,714,628)	153,689,936

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
3,025,000	U.S. Treasury Note, 0.875%, 01/31/12 (k) (m) (Cost $3,026,642)	3,027,161

	Total Investments — 100.3% (Cost $157,741,270)	156,717,097
	Liabilities in Excess of Other Assets — (0.3)%	(531,027)

	NET ASSETS — 100.0%	$156,186,070

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
31	TOPIX Index	03/08/12	$2,932,051	$(60,147)
4	10 Year Australian Government Bond	03/15/12	486,423	6,396
14	S&P/Toronto 60 Index	03/15/12	1,865,934	9,062
7	DAX	03/16/12	1,336,313	28,085
215	E-mini S&P 500	03/16/12	13,465,450	165,032
20	10 Year U.S. Treasury Note	03/21/12	2,622,500	26,726

	Short Futures Outstanding
(94)	OMXS30 Index	01/20/12	(1,350,847)	(39,113)
(6)	Euro Bund	03/08/12	(1,079,715)	(32,096)
(1)	10 Year Japanese Government Bond	03/09/12	(1,850,201)	(8,769)
(14)	SFE SPI 200 Index	03/15/12	(1,438,722)	50,742
(3)	Dow Jones Euro STOXX 50 Index	03/16/12	(89,614)	(3,725)
(31)	E-mini Russell 2000	03/16/12	(2,290,280)	(35,353)
(23)	FTSE 100 Index	03/16/12	(1,977,404)	(26,708)
(39)	5 Year U.S. Treasury Note	03/30/12	(4,807,055)	(18,898)

				$61,234

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2011

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.01%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2011.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$3,707,647	$3,627,590	$6,334,523
Investments in affiliates, at value	360,889,445	321,223,759	613,062,147

Total investment securities, at value	364,597,092	324,851,349	619,396,670
Receivables:
Fund shares sold	6,011,155	562,993	1,574,785
Interest from non-affiliates	13,567	13,274	23,178
Dividends from affiliates	958,494	850,954	1,467,620
Variation margin on futures contracts	604,195	324,574	539,450
Due from Advisor (See Note 3.F.)	11,237	13,956	10,240

Total Assets	372,195,740	326,617,100	623,011,943

LIABILITIES:
Payables:
Dividends	79,144	126,045	243,456
Investment securities purchased	955,573	848,381	1,466,453
Fund shares redeemed	881,898	777,895	1,130,755
Accrued liabilities:
Shareholder servicing fees	7,821	19,729	22,171
Distribution fees	23,401	23,239	46,362
Trustees’ and Chief Compliance Officer’s fees	271	199	567
Other	44,969	60,456	92,569

Total Liabilities	1,993,077	1,855,944	3,002,333

Net Assets	$370,202,663	$324,761,156	$620,009,610

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$369,594,749	$328,371,103	$625,913,227
Accumulated undistributed (distributions in excess of) net investment income	27,105	9,411	69,752
Accumulated net realized gains (losses)	(15,698,164)	(18,486,926)	(31,201,438)
Net unrealized appreciation (depreciation)	16,278,973	14,867,568	25,228,069

Total Net Assets	$370,202,663	$324,761,156	$620,009,610

Net Assets:
Class A	$91,847,075	$82,197,721	$169,612,171
Class C	3,987,597	6,002,574	8,764,808
Class R2	5,059,190	5,294,282	13,699,058
Institutional Class	211,712,987	82,724,132	261,450,496
Select Class	57,595,814	148,542,447	166,483,077

Total	$370,202,663	$324,761,156	$620,009,610

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,027,696	5,564,644	11,570,392
Class C	262,314	407,944	600,899
Class R2	332,247	358,791	936,162
Institutional Class	13,860,558	5,590,849	17,798,816
Select Class	3,775,568	10,054,816	11,343,599

Net Asset Value (a):
Class A — Redemption price per share	$15.24	$14.77	$14.66
Class C — Offering price per share (b)	15.20	14.71	14.59
Class R2 — Offering and redemption price per share	15.23	14.76	14.63
Institutional Class — Offering and redemption price per share	15.27	14.80	14.69
Select Class — Offering and redemption price per share	15.25	14.77	14.68
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.96	$15.47	$15.35

Cost of investments in non-affiliates	$3,706,924	$3,626,894	$6,333,322
Cost of investments in affiliates	344,647,950	306,425,384	588,039,848

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$12,804,142	$7,885,630	$21,340,237
Investments in affiliates, at value	1,220,538,175	573,744,614	1,038,528,228

Total investment securities, at value	1,233,342,317	581,630,244	1,059,868,465
Receivables:
Fund shares sold	4,379,592	1,763,444	3,526,515
Interest from non-affiliates	46,851	28,854	78,085
Dividends from affiliates	2,547,080	1,023,581	1,653,408
Variation margin on futures contracts	375,576	374,254	436,673
Due from Advisor (See Note 3.F.)	40,340	6,480	42,440

Total Assets	1,240,731,756	584,826,857	1,065,605,586

LIABILITIES:
Payables:
Dividends	341,694	201,555	340,744
Investment securities purchased	6,144,839	7,422,477	7,651,305
Fund shares redeemed	1,596,010	1,628,499	3,732,202
Accrued liabilities:
Shareholder servicing fees	59,478	21,733	50,082
Distribution fees	75,913	57,811	67,617
Trustees’ and Chief Compliance Officer’s fees	981	755	841
Other	174,879	24,202	185,470

Total Liabilities	8,393,794	9,357,032	12,028,261

Net Assets	$1,232,337,962	$575,469,825	$1,053,577,325

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$1,240,634,163	$575,368,822	$1,072,565,952
Accumulated undistributed (distributions in excess of) net investment income	125,984	82,198	251,063
Accumulated net realized gains (losses)	(60,204,624)	(4,775,723)	(55,046,317)
Net unrealized appreciation (depreciation)	51,782,439	4,794,528	35,806,627

Total Net Assets	$1,232,337,962	$575,469,825	$1,053,577,325

Net Assets:
Class A	$282,550,530	$221,577,970	$253,590,119
Class C	12,868,773	6,517,090	11,309,628
Class R2	23,208,693	19,835,818	20,711,496
Institutional Class	456,633,069	161,643,001	383,884,309
Select Class	457,076,897	165,895,946	384,081,773

Total	$1,232,337,962	$575,469,825	$1,053,577,325

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,425,517	16,311,222	18,067,901
Class C	886,655	480,283	809,774
Class R2	1,597,346	1,462,743	1,477,810
Institutional Class	31,297,510	11,874,864	27,256,546
Select Class	31,349,612	12,191,894	27,312,584

Net Asset Value (a):
Class A — Redemption price per share	$14.55	$13.58	$14.04
Class C — Offering price per share (b)	14.51	13.57	13.97
Class R2 — Offering and redemption price per share	14.53	13.56	14.01
Institutional Class — Offering and redemption price per share	14.59	13.61	14.08
Select Class — Offering and redemption price per share	14.58	13.61	14.06
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.24	$14.22	$14.70

Cost of investments in non-affiliates	$12,800,908	$7,884,165	$21,336,080
Cost of investments in affiliates	1,169,255,839	569,220,289	1,003,120,956

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$6,949,962	$15,886,343	$3,152,251
Investments in affiliates, at value	364,721,626	727,807,348	163,185,722

Total investment securities, at value	371,671,588	743,693,691	166,337,973
Cash	—	494,285	—
Receivables:
Fund shares sold	1,048,706	3,082,618	1,097,547
Interest from non-affiliates	25,430	58,129	11,534
Dividends from affiliates	478,304	949,000	211,323
Variation margin on futures contracts	94,809	285,871	345,697
Due from Advisor (See Note 3.F.)	8,434	53,839	8,114

Total Assets	373,327,271	748,617,433	168,012,188

LIABILITIES:
Payables:
Dividends	155,920	267,090	80,328
Investment securities purchased	4,977,547	3,947,447	1,631,007
Fund shares redeemed	952,217	1,152,153	346,140
Accrued liabilities:
Shareholder servicing fees	15,039	32,841	5,727
Distribution fees	36,128	46,056	16,706
Trustees’ and Chief Compliance Officer’s fees	557	632	257
Other	15,771	135,844	5,093

Total Liabilities	6,153,179	5,582,063	2,085,258

Net Assets	$367,174,092	$743,035,370	$165,926,930

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
NET ASSETS:
Paid in capital	$370,410,799	$757,071,388	$168,681,818
Accumulated undistributed (distributions in excess of) net investment income	38,760	142,592	63,906
Accumulated net realized gains (losses)	(4,808,493)	(37,431,414)	(1,700,538)
Net unrealized appreciation (depreciation)	1,533,026	23,252,804	(1,118,256)

Total Net Assets	$367,174,092	$743,035,370	$165,926,930

Net Assets:
Class A	$139,032,425	$177,944,546	$64,111,281
Class C	4,709,858	7,389,059	2,133,281
Class R2	10,774,525	12,214,215	5,309,318
Institutional Class	98,122,371	291,549,545	50,640,104
Select Class	114,534,913	253,938,005	43,732,946

Total	$367,174,092	$743,035,370	$165,926,930

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,565,884	12,814,298	4,855,271
Class C	359,112	535,815	161,874
Class R2	819,653	881,443	402,496
Institutional Class	7,429,425	20,919,335	3,824,735
Select Class	8,673,602	18,249,506	3,304,043

Net Asset Value (a):
Class A — Redemption price per share	$13.16	$13.89	$13.20
Class C — Offering price per share (b)	13.12	13.79	13.18
Class R2 — Offering and redemption price per share	13.15	13.86	13.19
Institutional Class — Offering and redemption price per share	13.21	13.94	13.24
Select Class — Offering and redemption price per share	13.20	13.91	13.24
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.78	$14.54	$13.82

Cost of investments in non-affiliates	$6,948,844	$15,883,301	$3,151,767
Cost of investments in affiliates	363,299,887	705,021,025	164,346,582

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$3,027,161
Investments in affiliates, at value	153,689,936

Total investment securities, at value	156,717,097
Receivables:
Fund shares sold	943,178
Interest from non-affiliates	11,077
Dividends from affiliates	195,640
Variation margin on futures contracts	325,256
Due from Advisor (See Note 3.F.)	11,806

Total Assets	158,204,054

LIABILITIES:
Payables:
Dividends	72,835
Investment securities purchased	1,565,328
Fund shares redeemed	340,768
Accrued liabilities:
Shareholder servicing fees	6,785
Distribution fees	12,588
Trustees’ and Chief Compliance Officer’s fees	251
Other	19,429

Total Liabilities	2,017,984

Net Assets	$156,186,070

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$158,235,653
Accumulated undistributed (distributions in excess of) net investment income	33,439
Accumulated net realized gains (losses)	(1,114,830)
Net unrealized appreciation (depreciation)	(968,192)

Total Net Assets	$156,186,070

Net Assets:
Class A	$43,836,790
Class C	2,173,733
Class R2	5,982,200
Institutional Class	51,820,047
Select Class	52,373,300

Total	$156,186,070

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,321,927
Class C	165,224
Class R2	453,869
Institutional Class	3,914,525
Select Class	3,959,441

Net Asset Value (a):
Class A — Redemption price per share	$13.20
Class C — Offering price per share (b)	13.16
Class R2 — Offering and redemption price per share	13.18
Institutional Class — Offering and redemption price per share	13.24
Select Class — Offering and redemption price per share	13.23
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.82

Cost of investments in non-affiliates	$3,026,642
Cost of investments in affiliates	154,714,628

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,323	$4,173	$7,182
Interest income from affiliates	2,755	1,906	3,671
Dividend income from affiliates	5,822,271	5,432,696	10,018,871

Total investment income	5,829,349	5,438,775	10,029,724

EXPENSES:
Distribution fees:
Class A	98,727	94,954	191,390
Class C	13,940	19,881	31,574
Class R2	8,618	11,202	23,381
Shareholder servicing fees:
Class A	98,727	94,954	191,390
Class C	4,647	6,627	10,525
Class R2	4,309	5,601	11,690
Institutional Class	94,749	40,228	116,732
Select Class	66,934	183,636	193,065
Interest expense to affiliates	—	—	284
Trustees’ and Chief Compliance Officer’s fees	1,765	1,682	2,995
Transfer agent fees	84,554	116,040	142,531
Other	3,668	3,770	4,875

Total expenses	480,638	578,575	920,432

Less amounts waived	(226,417)	(216,888)	(401,248)
Less expense reimbursements	(57,065)	(74,524)	(66,578)

Net expenses	197,156	287,163	452,606

Net investment income (loss)	5,632,193	5,151,612	9,577,118

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	32,546	61,016	(2,636,783)
Futures	(1,551,097)	(818,983)	(1,022,183)
Foreign currency transactions	(35,964)	(10,366)	(71,292)

Net realized gain (loss)	(1,554,515)	(768,333)	(3,730,258)

Distributions of realized gains by investment company affiliates	1,582,283	1,403,669	2,549,204
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,092)	(2,062)	(3,511)
Investments in affiliates	(11,974,756)	(11,721,451)	(27,317,149)
Futures	63,610	(47,663)	(126,532)
Foreign currency translations	(13,414)	(7,215)	4,979

Change in net unrealized appreciation (depreciation)	(11,926,652)	(11,778,391)	(27,442,213)

Net realized/unrealized gains (losses)	(11,898,884)	(11,143,055)	(28,623,267)

Change in net assets resulting from operations	$(6,266,691)	$(5,991,443)	$(19,046,149)

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$19,631	$8,753	$25,000
Interest income from affiliates	3,396	3,063	5,327
Dividend income from affiliates	18,941,721	8,302,062	15,046,797

Total investment income	18,964,748	8,313,878	15,077,124

EXPENSES:
Distribution fees:
Class A	306,606	239,532	278,320
Class C	46,851	21,626	38,168
Class R2	42,557	37,654	34,875
Shareholder servicing fees:
Class A	306,606	239,532	278,320
Class C	15,617	7,209	12,723
Class R2	21,279	18,827	17,437
Institutional Class	200,134	65,149	172,025
Select Class	541,676	185,880	454,964
Interest expense to affiliates	628	181	925
Trustees’ and Chief Compliance Officer’s fees	5,944	2,622	5,122
Transfer agent fees	359,221	124,196	388,306
Other	5,921	4,255	5,110

Total expenses	1,853,040	946,663	1,686,295

Less amounts waived	(750,935)	(400,743)	(654,855)
Less expense reimbursements	(204,820)	(32,780)	(207,578)

Net expenses	897,285	513,140	823,862

Net investment income (loss)	18,067,463	7,800,738	14,253,262

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(1,516,558)	(943,936)	(2,434,982)
Futures	(3,480,357)	(1,721,957)	(4,820,124)
Foreign currency transactions	(128,826)	(82,833)	(253,464)

Net realized gain (loss)	(5,125,741)	(2,748,726)	(7,508,570)

Distributions of realized gains by investment company affiliates	4,787,584	2,362,725	4,436,812
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(11,171)	(4,227)	(12,433)
Investments in affiliates	(68,049,753)	(35,497,721)	(86,189,477)
Futures	(532,896)	(324,924)	(1,288,621)
Foreign currency translations	(5,279)	(977)	(444)

Change in net unrealized appreciation (depreciation)	(68,599,099)	(35,827,849)	(87,490,975)

Net realized/unrealized gains (losses)	(68,937,256)	(36,213,850)	(90,562,733)

Change in net assets resulting from operations	$(50,869,793)	$(28,413,112)	$(76,309,471)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2011 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,616	$18,253	$2,855	$3,084
Interest income from affiliates	2,842	4,533	3,637	3,664
Dividend income from affiliates	4,904,660	10,058,018	2,181,682	2,085,374

Total investment income	4,914,118	10,080,804	2,188,174	2,092,122

EXPENSES:
Distribution fees:
Class A	147,017	195,588	65,098	47,407
Class C	16,502	25,792	7,090	7,014
Class R2	18,831	21,594	8,804	9,493
Shareholder servicing fees:
Class A	147,017	195,588	65,098	47,407
Class C	5,500	8,597	2,363	2,337
Class R2	9,415	10,797	4,402	4,747
Institutional Class	39,167	132,245	20,854	21,717
Select Class	127,568	295,194	48,615	58,091
Interest expense to affiliates	—	181	—	—
Trustees’ and Chief Compliance Officer’s fees	1,654	3,610	737	780
Transfer agent fees	100,745	378,801	62,195	77,703
Other	2,932	4,706	2,134	2,678

Total expenses	616,348	1,272,693	287,390	279,374

Less amounts waived	(248,826)	(460,145)	(110,745)	(98,042)
Less expense reimbursements	(43,343)	(252,590)	(37,448)	(54,460)

Net expenses	324,179	559,958	139,197	126,872

Net investment income (loss)	4,589,939	9,520,846	2,048,977	1,965,250

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(1,824,371)	(2,589,531)	(575,974)	(217,902)
Futures	(882,030)	(2,723,948)	(343,505)	(510,298)
Foreign currency transactions	(39,231)	(148,889)	(64,085)	(33,598)

Net realized gain (loss)	(2,745,632)	(5,462,368)	(983,564)	(761,798)

Distributions of realized gains by investment company affiliates	1,535,461	3,139,523	717,224	666,277
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,712)	(8,921)	(1,129)	(1,323)
Investments in affiliates	(28,406,747)	(67,589,986)	(12,560,780)	(12,833,865)
Futures	(318,493)	(708,621)	(149,013)	(170,036)
Foreign currency translations	(6,258)	(558)	(16,110)	(10,029)

Change in net unrealized appreciation (depreciation)	(28,734,210)	(68,308,086)	(12,727,032)	(13,015,253)

Net realized/unrealized gains (losses)	(29,944,381)	(70,630,931)	(12,993,372)	(13,110,774)

Change in net assets resulting from operations	$(25,354,442)	$(61,110,085)	$(10,944,395)	$(11,145,524)

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,632,193	$7,440,590	$5,151,612	$7,090,434
Net realized gain (loss)	(1,554,515)	1,582,945	(768,333)	2,430,813
Distributions of realized gains by investment company affiliates	1,582,283	228,359	1,403,669	214,308
Change in net unrealized appreciation (depreciation)	(11,926,652)	20,635,863	(11,778,391)	19,742,711

Change in net assets resulting from operations	(6,266,691)	29,887,757	(5,991,443)	29,478,266

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,346,281)	(1,458,252)	(1,251,845)	(1,456,694)
Class C
From net investment income	(46,951)	(59,123)	(74,258)	(67,046)
Class R2
From net investment income	(63,379)	(20,379)	(73,190)	(47,274)
Institutional Class
From net investment income	(3,280,542)	(4,882,027)	(1,384,011)	(2,151,821)
Select Class
From net investment income	(884,065)	(1,135,619)	(2,392,837)	(3,491,369)

Total distributions to shareholders	(5,621,218)	(7,555,400)	(5,176,141)	(7,214,204)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	86,159,030	94,657,078	39,527,008	126,878,770

NET ASSETS:
Change in net assets	74,271,121	116,989,435	28,359,424	149,142,832
Beginning of period	295,931,542	178,942,107	296,401,732	147,258,900

End of period	$370,202,663	$295,931,542	$324,761,156	$296,401,732

Accumulated undistributed (distributions in excess of) net investment income	$27,105	$16,130	$9,411	$33,940

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,577,118	$10,914,758	$18,067,463	$20,183,663
Net realized gain (loss)	(3,730,258)	(255,621)	(5,125,741)	2,314,491
Distributions of realized gains by investment company affiliates	2,549,204	259,612	4,787,584	478,209
Change in net unrealized appreciation (depreciation)	(27,442,213)	49,116,296	(68,599,099)	107,046,003

Change in net assets resulting from operations	(19,046,149)	60,035,045	(50,869,793)	130,022,366

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,558,204)	(2,555,742)	(3,931,320)	(3,725,601)
Class C
From net investment income	(106,760)	(122,347)	(144,336)	(153,591)
Class R2
From net investment income	(176,285)	(72,789)	(285,144)	(128,362)
Institutional Class
From net investment income	(4,198,652)	(5,334,234)	(6,844,063)	(8,068,239)
Select Class
From net investment income	(2,583,605)	(2,857,389)	(6,681,407)	(8,494,191)

Total distributions to shareholders	(9,623,506)	(10,942,501)	(17,886,270)	(20,569,984)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	143,594,959	180,187,337	276,746,020	466,424,074

NET ASSETS:
Change in net assets	114,925,304	229,279,881	207,989,957	575,876,456
Beginning of period	505,084,306	275,804,425	1,024,348,005	448,471,549

End of period	$620,009,610	$505,084,306	$1,232,337,962	$1,024,348,005

Accumulated undistributed (distributions in excess of) net investment income	$69,752	$116,140	$125,984	$(55,209)

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,800,738	$5,812,707	$14,253,262	$14,392,893
Net realized gain (loss)	(2,748,726)	3,154,447	(7,508,570)	(2,846,883)
Distributions of realized gains by investment company affiliates	2,362,725	174,041	4,436,812	525,505
Change in net unrealized appreciation (depreciation)	(35,827,849)	35,955,488	(87,490,975)	120,608,112

Change in net assets resulting from operations	(28,413,112)	45,096,683	(76,309,471)	132,679,627

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,903,418)	(2,308,299)	(3,326,432)	(2,775,171)
From net realized gains	(783,881)	(437,281)	—	—
Class C
From net investment income	(67,017)	(53,390)	(117,188)	(86,756)
From net realized gains	(23,141)	(14,124)	—	—
Class R2
From net investment income	(234,082)	(149,498)	(243,595)	(69,639)
From net realized gains	(69,965)	(31,320)	—	—
Institutional Class
From net investment income	(2,252,666)	(1,523,112)	(5,468,694)	(5,716,751)
From net realized gains	(576,952)	(263,802)	—	—
Select Class
From net investment income	(2,256,654)	(1,892,796)	(5,284,868)	(5,649,384)
From net realized gains	(590,307)	(345,083)	—	—

Total distributions to shareholders	(9,758,083)	(7,018,705)	(14,440,777)	(14,297,701)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	212,830,290	224,681,459	234,871,834	407,364,398

NET ASSETS:
Change in net assets	174,659,095	262,759,437	144,121,586	525,746,324
Beginning of period	400,810,730	138,051,293	909,455,739	383,709,415

End of period	$575,469,825	$400,810,730	$1,053,577,325	$909,455,739

Accumulated undistributed (distributions in excess of) net investment income	$82,198	$(4,703)	$251,063	$438,578

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,589,939	$3,036,858	$9,520,846	$9,233,934
Net realized gain (loss)	(2,745,632)	1,880,024	(5,462,368)	(1,377,634)
Distributions of realized gains by investment company affiliates	1,535,461	126,190	3,139,523	390,241
Change in net unrealized appreciation (depreciation)	(28,734,210)	26,988,629	(68,308,086)	89,338,829

Change in net assets resulting from operations	(25,354,442)	32,031,701	(61,110,085)	97,585,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,765,218)	(1,122,044)	(2,137,101)	(1,799,699)
From net realized gains	(470,213)	(320,244)	—	—
Class C
From net investment income	(46,858)	(28,216)	(69,269)	(56,081)
From net realized gains	(16,021)	(12,334)	—	—
Class R2
From net investment income	(122,236)	(31,835)	(133,831)	(43,916)
From net realized gains	(36,511)	(7,415)	—	—
Institutional Class
From net investment income	(1,336,452)	(744,059)	(3,814,748)	(4,380,353)
From net realized gains	(333,913)	(181,916)	—	—
Select Class
From net investment income	(1,511,322)	(967,721)	(3,181,187)	(3,177,286)
From net realized gains	(389,096)	(251,074)	—	—

Total distributions to shareholders	(6,027,840)	(3,666,858)	(9,336,136)	(9,457,335)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	139,013,956	141,627,863	158,570,525	299,247,329

NET ASSETS:
Change in net assets	107,631,674	169,992,706	88,124,304	387,375,364
Beginning of period	259,542,418	89,549,712	654,911,066	267,535,702

End of period	$367,174,092	$259,542,418	$743,035,370	$654,911,066

Accumulated undistributed (distributions in excess of) net investment income	$38,760	$230,907	$142,592	$(42,118)

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,048,977	$1,217,347	$1,965,250	$1,354,251
Net realized gain (loss)	(983,564)	758,837	(761,798)	894,464
Distributions of realized gains by investment company affiliates	717,224	47,779	666,277	48,766
Change in net unrealized appreciation (depreciation)	(12,727,032)	9,956,542	(13,015,253)	11,426,637

Change in net assets resulting from operations	(10,944,395)	11,980,505	(11,145,524)	13,724,118

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(777,247)	(430,099)	(548,160)	(328,162)
From net realized gains	(181,920)	(260,798)	(175,876)	(246,785)
Class C
From net investment income	(20,257)	(11,161)	(20,767)	(9,434)
From net realized gains	(6,080)	(10,807)	(8,566)	(9,698)
Class R2
From net investment income	(57,675)	(16,693)	(67,173)	(24,667)
From net realized gains	(15,172)	(11,170)	(23,734)	(22,876)
Institutional Class
From net investment income	(674,341)	(372,656)	(696,581)	(479,248)
From net realized gains	(144,136)	(204,790)	(203,686)	(345,539)
Select Class
From net investment income	(557,527)	(332,686)	(675,495)	(468,833)
From net realized gains	(124,284)	(194,797)	(209,582)	(362,825)

Total distributions to shareholders	(2,558,639)	(1,845,657)	(2,629,620)	(2,298,067)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	64,221,493	72,970,203	50,287,971	71,185,004

NET ASSETS:
Change in net assets	50,718,459	83,105,051	36,512,827	82,611,055
Beginning of period	115,208,471	32,103,420	119,673,243	37,062,188

End of period	$165,926,930	$115,208,471	$156,186,070	$119,673,243

Accumulated undistributed (distributions in excess of) net investment income	$63,906	$101,976	$33,439	$76,365

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,657,075	$79,005,827	$34,773,939	$56,467,584
Dividends and distributions reinvested	1,312,410	1,412,936	1,178,335	1,410,520
Cost of shares redeemed	(18,607,600)	(35,973,813)	(19,164,799)	(22,806,214)

Change in net assets from Class A capital transactions	$25,361,885	$44,444,950	$16,787,475	$35,071,890

Class C
Proceeds from shares issued	$1,616,155	$2,105,434	$2,322,520	$3,357,406
Dividends and distributions reinvested	35,845	43,540	53,014	48,266
Cost of shares redeemed	(1,006,437)	(500,767)	(594,809)	(631,745)

Change in net assets from Class C capital transactions	$645,563	$1,648,207	$1,780,725	$2,773,927

Class R2
Proceeds from shares issued	$5,115,928	$1,042,854	$3,391,167	$2,702,001
Dividends and distributions reinvested	50,064	13,436	57,246	35,492
Cost of shares redeemed	(1,236,344)	(210,419)	(1,024,296)	(409,846)

Change in net assets from Class R2 capital transactions	$3,929,648	$845,871	$2,424,117	$2,327,647

Institutional Class
Proceeds from shares issued	$65,103,367	$68,079,052	$22,486,729	$44,840,297
Dividends and distributions reinvested	3,235,191	4,819,988	1,358,198	2,092,180
Cost of shares redeemed	(23,610,229)	(43,835,065)	(14,579,575)	(40,848,335)

Change in net assets from Institutional Class capital transactions	$44,728,329	$29,063,975	$9,265,352	$6,084,142

Select Class
Proceeds from shares issued	$22,385,906	$60,600,788	$30,516,630	$105,681,459
Dividends and distributions reinvested	876,972	1,133,599	2,353,365	3,461,448
Cost of shares redeemed	(11,769,273)	(43,080,312)	(23,600,656)	(28,521,743)

Change in net assets from Select Class capital transactions	$11,493,605	$18,654,075	$9,269,339	$80,621,164

Total change in net assets from capital transactions	$86,159,030	$94,657,078	$39,527,008	$126,878,770

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,778,967	5,070,298	2,330,243	3,749,953
Reinvested	87,102	90,308	80,720	93,040
Redeemed	(1,212,146)	(2,297,046)	(1,290,382)	(1,513,059)

Change in Class A Shares	1,653,923	2,863,560	1,120,581	2,329,934

Class C
Issued	105,074	135,556	156,188	222,918
Reinvested	2,383	2,795	3,640	3,191
Redeemed	(66,188)	(32,160)	(40,767)	(42,003)

Change in Class C Shares	41,269	106,191	119,061	184,106

Class R2
Issued	330,471	66,580	228,488	178,620
Reinvested	3,313	860	3,918	2,336
Redeemed	(80,675)	(13,330)	(69,055)	(26,626)

Change in Class R2 Shares	253,109	54,110	163,351	154,330

Institutional Class
Issued	4,215,025	4,427,925	1,518,965	3,053,346
Reinvested	214,355	308,625	92,934	138,246
Redeemed	(1,544,625)	(2,810,662)	(980,616)	(2,724,661)

Change in Institutional Class Shares	2,884,755	1,925,888	631,283	466,931

Select Class
Issued	1,453,685	3,891,250	2,054,487	7,110,364
Reinvested	58,180	72,538	161,308	228,663
Redeemed	(768,936)	(2,758,557)	(1,581,865)	(1,883,678)

Change in Select Class Shares	742,929	1,205,231	633,930	5,455,349

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,152,085	$114,580,248	$123,393,441	$156,771,293
Dividends and distributions reinvested	2,392,209	2,416,970	3,716,853	3,537,862
Cost of shares redeemed	(27,864,192)	(31,300,160)	(42,704,767)	(42,918,626)

Change in net assets from Class A capital transactions	$38,680,102	$85,697,058	$84,405,527	$117,390,529

Class C
Proceeds from shares issued	$2,585,385	$5,416,279	$3,693,371	$8,781,645
Dividends and distributions reinvested	63,762	86,402	78,036	86,884
Cost of shares redeemed	(1,565,903)	(1,172,132)	(2,666,438)	(1,122,613)

Change in net assets from Class C capital transactions	$1,083,244	$4,330,549	$1,104,969	$7,745,916

Class R2
Proceeds from shares issued	$9,748,843	$5,318,063	$15,690,596	$9,892,653
Dividends and distributions reinvested	155,371	64,167	240,290	97,929
Cost of shares redeemed	(1,448,478)	(494,299)	(2,528,223)	(738,744)

Change in net assets from Class R2 capital transactions	$8,455,736	$4,887,931	$13,402,663	$9,251,838

Institutional Class
Proceeds from shares issued	$83,895,082	$70,477,408	$146,094,530	$153,698,411
Dividends and distributions reinvested	4,166,674	5,289,744	6,775,897	7,927,860
Cost of shares redeemed	(27,666,322)	(44,950,880)	(36,353,311)	(71,053,148)

Change in net assets from Institutional Class capital transactions	$60,395,434	$30,816,272	$116,517,116	$90,573,123

Select Class
Proceeds from shares issued	$56,856,762	$74,689,159	$105,074,015	$285,143,301
Dividends and distributions reinvested	2,516,127	2,828,323	6,629,623	8,416,500
Cost of shares redeemed	(24,392,446)	(23,061,955)	(50,387,893)	(52,097,133)

Change in net assets from Select Class capital transactions	$34,980,443	$54,455,527	$61,315,745	$241,462,668

Total change in net assets from capital transactions	$143,594,959	$180,187,337	$276,746,020	$466,424,074

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	4,326,773	7,600,959	8,415,617	10,449,570
Reinvested	165,723	158,961	259,438	232,688
Redeemed	(1,881,266)	(2,067,150)	(2,937,944)	(2,853,760)

Change in Class A Shares	2,611,230	5,692,770	5,737,111	7,828,498

Class C
Issued	174,418	360,180	253,735	581,921
Reinvested	4,430	5,734	5,446	5,724
Redeemed	(108,649)	(77,370)	(185,435)	(74,005)

Change in Class C Shares	70,199	288,544	73,746	513,640

Class R2
Issued	661,055	350,024	1,067,566	653,385
Reinvested	10,743	4,201	16,743	6,399
Redeemed	(97,053)	(32,865)	(172,772)	(48,004)

Change in Class R2 Shares	574,745	321,360	911,537	611,780

Institutional Class
Issued	5,626,214	4,663,235	9,863,123	10,186,292
Reinvested	288,148	349,143	471,981	521,713
Redeemed	(1,863,319)	(3,022,833)	(2,471,872)	(4,747,236)

Change in Institutional Class Shares	4,051,043	1,989,545	7,863,232	5,960,769

Select Class
Issued	3,838,801	4,932,758	7,170,279	19,356,581
Reinvested	174,124	186,363	462,276	553,987
Redeemed	(1,658,774)	(1,532,449)	(3,452,209)	(3,457,958)

Change in Select Class Shares	2,354,151	3,586,672	4,180,346	16,452,610

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$93,007,593	$135,162,392	$109,323,063	$145,046,790
Dividends and distributions reinvested	3,554,505	2,700,112	3,141,212	2,650,519
Cost of shares redeemed	(26,468,758)	(29,226,461)	(41,729,485)	(42,691,701)

Change in net assets from Class A capital transactions	$70,093,340	$108,636,043	$70,734,790	$105,005,608

Class C
Proceeds from shares issued	$2,375,560	$4,586,443	$3,663,792	$7,797,447
Dividends and distributions reinvested	35,495	25,831	49,545	35,480
Cost of shares redeemed	(749,930)	(1,488,833)	(1,553,811)	(1,510,793)

Change in net assets from Class C capital transactions	$1,661,125	$3,123,441	$2,159,526	$6,322,134

Class R2
Proceeds from shares issued	$10,827,934	$8,128,033	$14,194,191	$7,989,361
Dividends and distributions reinvested	276,098	155,549	205,723	55,512
Cost of shares redeemed	(1,466,013)	(1,479,124)	(1,597,659)	(515,802)

Change in net assets from Class R2 capital transactions	$9,638,019	$6,804,458	$12,802,255	$7,529,071

Institutional Class
Proceeds from shares issued	$93,749,148	$48,975,238	$115,169,478	$114,949,470
Dividends and distributions reinvested	2,738,194	1,685,860	5,379,211	5,587,610
Cost of shares redeemed	(15,167,362)	(11,220,078)	(27,366,301)	(44,917,614)

Change in net assets from Institutional Class capital transactions	$81,319,980	$39,441,020	$93,182,388	$75,619,466

Select Class
Proceeds from shares issued	$63,001,989	$80,446,332	$89,466,193	$243,809,847
Dividends and distributions reinvested	2,837,415	2,226,454	5,271,957	5,635,124
Cost of shares redeemed	(15,721,578)	(15,996,289)	(38,745,275)	(36,556,852)

Change in net assets from Select Class capital transactions	$50,117,826	$66,676,497	$55,992,875	$212,888,119

Total change in net assets from capital transactions	$212,830,290	$224,681,459	$234,871,834	$407,364,398

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	6,737,312	9,483,524	7,682,317	9,772,817
Reinvested	263,758	186,952	226,507	175,843
Redeemed	(1,925,829)	(2,064,450)	(2,952,382)	(2,900,039)

Change in Class A Shares	5,075,241	7,606,026	4,956,442	7,048,621

Class C
Issued	172,298	321,903	261,908	525,118
Reinvested	2,624	1,794	3,566	2,363
Redeemed	(55,037)	(104,888)	(112,778)	(100,920)

Change in Class C Shares	119,885	218,809	152,696	426,561

Class R2
Issued	792,411	566,765	1,005,986	529,218
Reinvested	20,463	10,800	14,800	3,651
Redeemed	(108,171)	(101,698)	(113,127)	(33,458)

Change in Class R2 Shares	704,703	475,867	907,659	499,411

Institutional Class
Issued	6,666,675	3,394,437	7,993,892	7,691,598
Reinvested	202,752	116,806	387,389	370,799
Redeemed	(1,100,563)	(781,833)	(1,923,839)	(3,063,183)

Change in Institutional Class Shares	5,768,864	2,729,410	6,457,442	4,999,214

Select Class
Issued	4,558,938	5,683,929	6,303,429	16,812,531
Reinvested	210,282	154,163	380,085	374,009
Redeemed	(1,148,124)	(1,188,354)	(2,743,816)	(2,438,032)

Change in Select Class Shares	3,621,096	4,649,738	3,939,698	14,748,508

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$65,827,991	$83,776,995	$77,189,052	$103,946,002
Dividends and distributions reinvested	2,161,663	1,396,364	2,003,592	1,717,514
Cost of shares redeemed	(21,010,686)	(21,990,477)	(32,444,123)	(24,939,762)

Change in net assets from Class A capital transactions	$46,978,968	$63,182,882	$46,748,521	$80,723,754

Class C
Proceeds from shares issued	$1,507,669	$3,375,167	$2,590,083	$5,455,941
Dividends and distributions reinvested	36,780	24,603	22,749	21,805
Cost of shares redeemed	(698,571)	(320,745)	(1,459,547)	(1,590,383)

Change in net assets from Class C capital transactions	$845,878	$3,079,025	$1,153,285	$3,887,363

Class R2
Proceeds from shares issued	$7,482,812	$4,739,438	$8,217,224	$6,566,475
Dividends and distributions reinvested	120,760	28,119	109,847	35,884
Cost of shares redeemed	(1,122,521)	(745,987)	(1,617,465)	(1,453,593)

Change in net assets from Class R2 capital transactions	$6,481,051	$4,021,570	$6,709,606	$5,148,766

Institutional Class
Proceeds from shares issued	$55,881,599	$32,209,760	$73,685,688	$85,791,207
Dividends and distributions reinvested	1,576,424	847,999	3,739,871	4,277,786
Cost of shares redeemed	(8,996,213)	(6,229,844)	(19,213,886)	(34,110,640)

Change in net assets from Institutional Class capital transactions	$48,461,810	$26,827,915	$58,211,673	$55,958,353

Select Class
Proceeds from shares issued	$46,237,809	$50,405,064	$60,954,369	$174,854,956
Dividends and distributions reinvested	1,898,332	1,216,814	3,170,015	3,161,852
Cost of shares redeemed	(11,889,892)	(7,105,407)	(18,376,944)	(24,487,715)

Change in net assets from Select Class capital transactions	$36,246,249	$44,516,471	$45,747,440	$153,529,093

Total change in net assets from capital transactions	$139,013,956	$141,627,863	$158,570,525	$299,247,329

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	4,901,202	5,950,935	5,474,973	6,994,178
Reinvested	165,367	98,046	145,358	114,216
Redeemed	(1,578,072)	(1,577,127)	(2,331,522)	(1,696,021)

Change in Class A Shares	3,488,497	4,471,854	3,288,809	5,412,373

Class C
Issued	112,809	241,270	186,485	367,942
Reinvested	2,808	1,741	1,650	1,461
Redeemed	(52,658)	(22,533)	(105,225)	(106,528)

Change in Class C Shares	62,959	220,478	82,910	262,875

Class R2
Issued	564,105	332,254	586,848	434,264
Reinvested	9,211	1,967	7,954	2,372
Redeemed	(84,532)	(56,206)	(110,542)	(95,773)

Change in Class R2 Shares	488,784	278,015	484,260	340,863

Institutional Class
Issued	4,078,278	2,265,491	5,172,445	5,778,970
Reinvested	120,263	59,429	271,137	284,851
Redeemed	(670,481)	(442,668)	(1,362,237)	(2,335,754)

Change in Institutional Class Shares	3,528,060	1,882,252	4,081,345	3,728,067

Select Class
Issued	3,445,502	3,498,001	4,347,832	12,066,228
Reinvested	144,947	85,244	230,036	210,314
Redeemed	(896,556)	(500,312)	(1,305,308)	(1,637,270)

Change in Select Class Shares	2,693,893	3,082,933	3,272,560	10,639,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,457,811	$37,537,737	$20,572,167	$30,391,396
Dividends and distributions reinvested	934,888	669,076	692,002	557,198
Cost of shares redeemed	(6,852,454)	(8,084,311)	(7,775,406)	(7,463,846)

Change in net assets from Class A capital transactions	$24,540,245	$30,122,502	$13,488,763	$23,484,748

Class C
Proceeds from shares issued	$824,697	$1,596,932	$846,432	$1,626,930
Dividends and distributions reinvested	10,337	4,839	16,932	11,536
Cost of shares redeemed	(270,325)	(122,584)	(242,938)	(230,544)

Change in net assets from Class C capital transactions	$564,709	$1,479,187	$620,426	$1,407,922

Class R2
Proceeds from shares issued	$3,699,820	$2,526,445	$4,457,187	$1,853,314
Dividends and distributions reinvested	61,201	18,704	83,641	45,409
Cost of shares redeemed	(424,953)	(726,864)	(947,807)	(456,915)

Change in net assets from Class R2 capital transactions	$3,336,068	$1,818,285	$3,593,021	$1,441,808

Institutional Class
Proceeds from shares issued	$26,196,811	$21,086,771	$21,533,165	$24,623,965
Dividends and distributions reinvested	758,766	503,211	848,803	767,935
Cost of shares redeemed	(4,473,376)	(4,403,626)	(3,855,689)	(7,908,584)

Change in net assets from Institutional Class capital transactions	$22,482,201	$17,186,356	$18,526,279	$17,483,316

Select Class
Proceeds from shares issued	$17,343,665	$24,513,194	$19,366,087	$31,782,907
Dividends and distributions reinvested	676,300	516,924	877,981	817,740
Cost of shares redeemed	(4,721,695)	(2,666,245)	(6,184,586)	(5,233,437)

Change in net assets from Select Class capital transactions	$13,298,270	$22,363,873	$14,059,482	$27,367,210

Total change in net assets from capital transactions	$64,221,493	$72,970,203	$50,287,971	$71,185,004

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011	Six Months Ended 12/31/2011 (Unaudited)	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,269,370	2,625,507	1,529,572	2,134,862
Reinvested	71,253	46,800	52,634	38,902
Redeemed	(513,125)	(568,323)	(583,064)	(538,722)

Change in Class A Shares	1,827,498	2,103,984	999,142	1,635,042

Class C
Issued	60,778	112,311	63,258	113,963
Reinvested	784	339	1,283	804
Redeemed	(20,577)	(8,513)	(18,314)	(16,132)

Change in Class C Shares	40,985	104,137	46,227	98,635

Class R2
Issued	280,041	176,279	334,943	128,954
Reinvested	4,647	1,309	6,346	3,185
Redeemed	(31,095)	(50,430)	(72,608)	(32,133)

Change in Class R2 Shares	253,593	127,158	268,681	100,006

Institutional Class
Issued	1,928,985	1,462,068	1,602,675	1,725,008
Reinvested	57,790	35,156	64,479	53,562
Redeemed	(330,316)	(308,882)	(287,714)	(560,831)

Change in Institutional Class Shares	1,656,459	1,188,342	1,379,440	1,217,739

Select Class
Issued	1,277,956	1,703,060	1,435,285	2,219,472
Reinvested	51,492	36,080	66,682	56,972
Redeemed	(349,001)	(187,319)	(460,609)	(369,013)

Change in Select Class Shares	980,447	1,551,821	1,041,358	1,907,431

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.82	$0.26	(g)	$(0.60)	$(0.34)	$(0.24)	$—	$(0.24)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.96	0.46	(g)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.78	0.20	(g)	(0.59)	(0.39)	(0.19)	—	(0.19)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(g)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.81	0.27	(g)	(0.63)	(0.36)	(0.22)	—	(0.22)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(g)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.85	0.27	(g)	(0.59)	(0.32)	(0.26)	—	(0.26)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(g)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.83	0.26	(g)	(0.60)	(0.34)	(0.24)	—	(0.24)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(g)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$15.24	(2.14)%	$91,847,075	0.27%	3.33%	0.56%	7%
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10
12.96	(7.13)	4,909,801	0.42	3.68	0.62	63
14.75	(3.27)	1,857,549	0.42	3.82	0.56	38
15.98	10.55	133,623	0.42	3.91	1.02	38

15.20	(2.47)	3,987,597	0.92	2.57	1.06	7
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10
12.95	(7.64)	417,502	0.92	3.32	1.11	63
14.75	(3.75)	314,820	0.92	3.38	1.06	38
15.98	9.98	72,841	0.92	3.18	1.45	38

15.23	(2.24)	5,059,190	0.52	3.54	0.81	7
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10
12.95	8.61	54,325	0.67	3.71	0.89	63

15.27	(2.02)	211,712,987	0.02	3.51	0.16	7
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10
12.98	(6.77)	88,820,528	0.02	4.17	0.22	63
14.77	(2.88)	87,311,189	0.02	4.13	0.15	38
15.99	10.99	66,327,926	0.02	4.56	0.24	38

15.25	(2.10)	57,595,814	0.17	3.36	0.31	7
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10
12.96	(6.99)	11,569,388	0.17	4.01	0.37	63
14.76	(3.02)	10,103,722	0.17	3.93	0.31	38
15.98	10.80	3,454,540	0.17	3.88	0.46	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.34	$0.24	(g)	$(0.58)	$(0.34)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	13.73	0.43	(g)	1.59	2.02	(0.41)	—	(0.41)
Year Ended June 30, 2010	12.36	0.44	(g)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.29	0.20	(g)	(0.59)	(0.39)	(0.19)	—	(0.19)
Year Ended June 30, 2011	13.70	0.34	(g)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(g)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.33	0.24	(g)	(0.59)	(0.35)	(0.22)	—	(0.22)
Year Ended June 30, 2011	13.73	0.40	(g)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(g)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (h) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.37	0.26	(g)	(0.58)	(0.32)	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.75	0.45	(g)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(g)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.35	0.24	(g)	(0.58)	(0.34)	(0.24)	—	(0.24)
Year Ended June 30, 2011	13.73	0.45	(g)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(g)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$14.77	(2.16)%	$82,197,721	0.28%	3.25%	0.58%	8%
15.34	14.77	68,190,824	0.28	2.87	0.58	21
13.73	14.72	29,031,296	0.29	3.19	0.60	16
12.36	(10.62)	8,850,447	0.43	3.74	0.67	63
14.67	(5.01)	4,806,121	0.43	3.37	0.62	31
16.22	12.85	2,621,845	0.43	3.15	0.56	27

14.71	(2.53)	6,002,574	0.93	2.66	1.08	8
15.29	14.02	4,416,878	0.93	2.29	1.08	21
13.70	13.97	1,435,180	0.93	2.70	1.10	16
12.35	(10.95)	424,193	0.93	3.38	1.17	63
14.65	(5.49)	193,881	0.93	3.67	1.15	31
16.21	12.28	32,439	0.93	2.63	1.08	27

14.76	(2.27)	5,294,282	0.53	3.16	0.83	8
15.33	14.46	2,996,194	0.53	2.64	0.83	21
13.73	14.45	564,286	0.55	2.96	0.85	16
12.36	8.13	222,462	0.68	3.71	0.97	63

14.80	(2.03)	82,724,132	0.03	3.45	0.18	8
15.37	15.08	76,225,307	0.03	2.97	0.18	21
13.75	15.07	61,770,578	0.03	3.44	0.20	16
12.37	(10.22)	55,444,638	0.03	4.00	0.26	63
14.67	(4.68)	68,515,248	0.03	3.79	0.21	31
16.23	13.32	58,381,936	0.03	3.66	0.18	27

14.77	(2.18)	148,542,447	0.18	3.27	0.33	8
15.35	14.95	144,572,529	0.18	2.95	0.33	21
13.73	14.83	54,457,560	0.18	3.28	0.35	16
12.36	(10.36)	35,148,290	0.18	3.90	0.41	63
14.66	(4.81)	32,553,579	0.18	3.81	0.39	31
16.22	13.12	10,400,354	0.18	3.31	0.31	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.48	$0.25	(g)	$(0.84)	$(0.59)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	13.30	0.42	(g)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(g)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.41	0.19	(g)	(0.83)	(0.64)	(0.18)	—	(0.18)
Year Ended June 30, 2011	13.25	0.31	(g)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(g)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.46	0.26	(g)	(0.87)	(0.61)	(0.22)	—	(0.22)
Year Ended June 30, 2011	13.29	0.39	(g)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(g)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (h) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.51	0.27	(g)	(0.84)	(0.57)	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.32	0.44	(g)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(g)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.50	0.25	(g)	(0.83)	(0.58)	(0.24)	—	(0.24)
Year Ended June 30, 2011	13.31	0.42	(g)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(g)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$14.66	(3.78)%	$169,612,171	0.28%	3.31%	0.56%	9%
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17
11.81	(14.49)	12,944,757	0.43	3.41	0.65	50
14.67	(6.74)	6,815,997	0.43	2.92	0.65	26
16.56	15.24	3,712,636	0.43	2.47	0.53	25

14.59	(4.12)	8,764,808	0.93	2.56	1.06	9
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17
11.77	(14.89)	923,271	0.93	3.24	1.18	50
14.65	(7.27)	93,340	0.93	2.68	1.14	26
16.57	14.70	15,166	0.93	1.98	1.05	25

14.63	(3.94)	13,699,058	0.53	3.53	0.81	9
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17
11.81	7.26	84,063	0.68	3.49	0.93	50

14.69	(3.65)	261,450,496	0.03	3.59	0.15	9
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17
11.82	(14.17)	112,187,409	0.03	3.68	0.25	50
14.68	(6.37)	131,614,861	0.03	3.32	0.24	26
16.57	15.73	105,921,843	0.03	3.04	0.14	25

14.68	(3.73)	166,483,077	0.18	3.37	0.31	9
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17
11.82	(14.23)	46,567,156	0.18	3.63	0.41	50
14.67	(6.56)	25,509,941	0.18	3.26	0.41	26
16.57	15.60	11,517,074	0.18	2.77	0.28	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.54	$0.24	(g)	$(1.02)	$(0.78)	$(0.21)	$—	$(0.21)
Year Ended June 30, 2011	13.00	0.38	(g)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(g)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.50	0.18	(g)	(1.00)	(0.82)	(0.17)	—	(0.17)
Year Ended June 30, 2011	12.99	0.29	(g)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(g)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.53	0.24	(g)	(1.04)	(0.80)	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.00	0.35	(g)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(g)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.59	0.25	(g)	(1.02)	(0.77)	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.04	0.41	(g)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(g)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.57	0.23	(g)	(1.00)	(0.77)	(0.22)	—	(0.22)
Year Ended June 30, 2011	13.03	0.40	(g)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(g)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$14.55	(4.97)%	$282,550,530	0.28%	3.20%	0.57%	7%
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20
11.44	(17.10)	20,940,575	0.43	3.04	0.66	50
14.68	(8.29)	10,863,168	0.43	2.65	0.68	27
16.86	17.38	2,048,910	0.43	2.21	0.52	36

14.51	(5.30)	12,868,773	0.93	2.40	1.07	7
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20
11.43	(17.54)	1,642,774	0.93	2.64	1.16	50
14.69	(8.73)	434,621	0.93	2.03	1.15	27
16.87	16.76	169,252	0.93	1.37	1.02	36

14.53	(5.14)	23,208,693	0.53	3.22	0.82	7
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20
11.43	6.33	194,006	0.68	3.02	0.95	50

14.59	(4.90)	456,633,069	0.03	3.45	0.17	7
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20
11.46	(16.76)	182,929,234	0.03	3.36	0.25	50
14.70	(7.95)	200,509,755	0.03	2.85	0.24	27
16.88	17.81	158,679,845	0.03	2.40	0.13	36

14.58	(4.92)	457,076,897	0.18	3.17	0.32	7
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20
11.46	(16.88)	76,988,685	0.18	3.26	0.41	50
14.70	(8.07)	61,176,878	0.18	2.83	0.43	27
16.88	17.68	20,483,029	0.18	2.22	0.27	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.81	$0.21	(g)	$(1.20)	$(0.99)	$(0.19)	$(0.05)	$(0.24)
Year Ended June 30, 2011	12.15	0.33	(g)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(g)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.80	0.16	(g)	(1.20)	(1.04)	(0.14)	(0.05)	(0.19)
Year Ended June 30, 2011	12.15	0.23	(g)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(g)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	14.79	0.21	(g)	(1.22)	(1.01)	(0.17)	(0.05)	(0.22)
Year Ended June 30, 2011	12.14	0.29	(g)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(g)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	14.84	0.24	(g)	(1.22)	(0.98)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.17	0.35	(g)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(g)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.84	0.22	(g)	(1.21)	(0.99)	(0.19)	(0.05)	(0.24)
Year Ended June 30, 2011	12.17	0.33	(g)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(g)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$13.58	(6.70)%	$221,577,970	0.29%	3.07%	0.56%	7%
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28
10.61	(19.23)	5,920,536	0.44	2.88	0.69	51
13.51	(6.48)	1,983,443	0.44	3.06	0.53	33

13.57	(7.00)	6,517,090	0.94	2.38	1.06	7
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28
10.61	(19.58)	925,812	0.94	2.20	1.21	51
13.50	(6.94)	263,700	0.94	2.32	1.53	33

13.56	(6.81)	19,835,818	0.54	3.05	0.81	7
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28
10.61	5.60	140,930	0.69	2.72	0.99	51

13.61	(6.57)	161,643,001	0.04	3.48	0.15	7
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28
10.63	(18.86)	17,736,252	0.04	3.04	0.28	51
13.52	(6.14)	13,686,603	0.04	3.30	0.50	33

13.61	(6.64)	165,895,946	0.19	3.12	0.30	7
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28
10.62	(19.05)	29,553,747	0.19	3.10	0.46	51
13.52	(6.25)	2,205,833	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.51	$0.21	(g)	$(1.49)	$(1.28)	$(0.19)	$—	$(0.19)
Year Ended June 30, 2011	12.44	0.30	(g)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(g)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.44	0.16	(g)	(1.48)	(1.32)	(0.15)	—	(0.15)
Year Ended June 30, 2011	12.39	0.21	(g)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(g)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.50	0.23	(g)	(1.54)	(1.31)	(0.18)	—	(0.18)
Year Ended June 30, 2011	12.43	0.26	(g)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(g)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.57	0.23	(g)	(1.51)	(1.28)	(0.21)	—	(0.21)
Year Ended June 30, 2011	12.48	0.33	(g)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(g)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.54	0.21	(g)	(1.49)	(1.28)	(0.20)	—	(0.20)
Year Ended June 30, 2011	12.46	0.32	(g)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(g)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (h)	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$14.04	(8.23)%	$253,590,119	0.29%	2.93%	0.59%	8%
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26
10.80	(21.71)	17,729,668	0.44	2.36	0.69	52
14.79	(10.27)	8,449,421	0.44	1.82	0.68	33
17.32	20.38	2,930,348	0.44	1.18	0.53	27

13.97	(8.56)	11,309,628	0.94	2.23	1.09	8
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26
10.76	(22.07)	876,290	0.94	2.02	1.18	52
14.76	(10.78)	257,200	0.94	1.38	1.19	33
17.31	19.73	80,415	0.94	0.81	1.03	27

14.01	(8.45)	20,711,496	0.54	3.22	0.84	8
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26
10.80	4.66	112,356	0.69	2.51	0.97	52

14.08	(8.21)	383,884,309	0.04	3.15	0.18	8
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26
10.83	(21.35)	159,881,551	0.04	2.70	0.27	52
14.80	(9.91)	170,167,385	0.04	2.23	0.26	33
17.33	20.77	133,108,625	0.04	1.77	0.13	27

14.06	(8.23)	384,081,773	0.19	2.90	0.34	8
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26
10.81	(21.52)	58,367,330	0.19	2.66	0.43	52
14.79	(10.03)	38,908,479	0.19	2.20	0.45	33
17.32	20.64	11,357,665	0.19	1.53	0.28	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.73	$0.19	(g)	$(1.54)	$(1.35)	$(0.17)	$(0.05)	$(0.22)
Year Ended June 30, 2011	11.68	0.26	(g)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(g)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.68	0.14	(g)	(1.52)	(1.38)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2011	11.66	0.17	(g)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(g)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	14.72	0.21	(g)	(1.57)	(1.36)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.68	0.23	(g)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(g)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	14.78	0.22	(g)	(1.55)	(1.33)	(0.19)	(0.05)	(0.24)
Year Ended June 30, 2011	11.72	0.28	(g)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(g)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.78	0.19	(g)	(1.54)	(1.35)	(0.18)	(0.05)	(0.23)
Year Ended June 30, 2011	11.72	0.26	(g)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(g)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$13.16	(9.15)%	$139,032,425	0.29%	2.86%	0.57%	9%
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34
10.17	(21.85)	3,565,735	0.44	2.33	0.73	55
13.29	(8.01)	1,137,229	0.44	2.56	0.58	51

13.12	(9.41)	4,709,858	0.94	2.08	1.07	9
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34
10.15	(22.22)	418,559	0.94	1.77	1.25	55
13.29	(8.43)	189,397	0.94	2.19	1.80	51

13.15	(9.25)	10,774,525	0.54	3.10	0.82	9
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34
10.17	4.73	53,954	0.69	2.65	1.00	55

13.21	(9.01)	98,122,371	0.04	3.29	0.17	9
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34
10.19	(21.52)	14,863,099	0.04	2.62	0.32	55
13.30	(7.70)	10,302,971	0.04	2.83	0.63	51

13.20	(9.14)	114,534,913	0.19	2.89	0.32	9
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34
10.19	(21.69)	24,003,400	0.19	2.74	0.50	55
13.31	(7.74)	1,109,461	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$15.49	$0.20	(g)	$(1.63)	$(1.43)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2011	12.24	0.27	(g)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(g)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)

Class C
Six Months Ended December 31, 2011 (Unaudited)	15.39	0.14	(g)	(1.61)	(1.47)	(0.13)	—	(0.13)
Year Ended June 30, 2011	12.17	0.18	(g)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(g)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	15.46	0.21	(g)	(1.65)	(1.44)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.22	0.21	(g)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(g)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (i) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	15.55	0.21	(g)	(1.63)	(1.42)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.28	0.30	(g)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(g)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	15.52	0.20	(g)	(1.63)	(1.43)	(0.18)	—	(0.18)
Year Ended June 30, 2011	12.26	0.29	(g)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(g)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$13.89	(9.21)%	$177,944,546	0.29%	2.77%	0.62%	7%
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28
10.64	(22.48)	12,945,986	0.44	2.12	0.71	52
14.72	(10.65)	9,084,470	0.44	1.92	0.72	36
17.32	20.45	1,088,541	0.44	1.33	0.54	25

13.79	(9.54)	7,389,059	0.94	2.00	1.12	7
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28
10.60	(22.86)	493,495	0.94	1.68	1.21	52
14.71	(11.12)	277,052	0.94	1.59	1.21	36
17.33	19.84	55,632	0.94	0.82	1.03	25

13.86	(9.32)	12,214,215	0.54	3.01	0.87	7
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28
10.63	4.33	106,929	0.69	2.32	1.01	52

13.94	(9.13)	291,549,545	0.04	2.96	0.22	7
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28
10.67	(22.18)	127,662,192	0.04	2.54	0.30	52
14.74	(10.30)	126,088,168	0.04	2.12	0.28	36
17.34	20.94	104,190,999	0.04	1.68	0.14	25

13.91	(9.21)	253,938,005	0.19	2.77	0.37	7
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28
10.66	(22.33)	27,195,295	0.19	2.49	0.46	52
14.74	(10.41)	19,181,515	0.19	2.10	0.48	36
17.34	20.80	5,191,603	0.19	1.55	0.29	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.77	$0.20	(g)	$(1.56)	$(1.36)	$(0.17)	$(0.04)	$(0.21)
Year Ended June 30, 2011	11.81	0.26	(g)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(g)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.74	0.14	(g)	(1.53)	(1.39)	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	11.81	0.19	(g)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(g)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	14.76	0.21	(g)	(1.58)	(1.37)	(0.16)	(0.04)	(0.20)
Year Ended June 30, 2011	11.81	0.23	(g)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(g)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	14.81	0.21	(g)	(1.56)	(1.35)	(0.18)	(0.04)	(0.22)
Year Ended June 30, 2011	11.84	0.28	(g)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(g)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.80	0.19	(g)	(1.54)	(1.35)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	11.84	0.27	(g)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(g)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$13.20	(9.21)%	$64,111,281	0.29%	2.92%	0.60%	6%
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42
10.27	(21.23)	1,000,913	0.44	2.31	0.97	60
13.36	(7.60)	296,320	0.44	2.27	2.28	37

13.18	(9.45)	2,133,281	0.94	2.11	1.10	6
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42
10.28	(21.55)	48,501	0.94	1.74	1.46	60
13.37	(8.04)	30,371	0.94	1.40	3.55	37

13.19	(9.31)	5,309,318	0.54	3.16	0.85	6
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42
10.28	4.98	52,465	0.69	2.69	1.24	60

13.24	(9.08)	50,640,104	0.04	3.19	0.20	6
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42
10.29	(20.86)	8,519,504	0.04	2.70	0.57	60
13.37	(7.28)	3,916,405	0.04	2.79	1.39	37

13.24	(9.08)	43,732,946	0.19	2.86	0.35	6
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42
10.29	(20.97)	5,122,676	0.19	2.74	0.74	60
13.37	(7.40)	412,042	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2011 (Unaudited)	$14.79	$0.19	(g)	$(1.56)	$(1.37)	$(0.17)	$(0.05)	$(0.22)
Year Ended June 30, 2011	11.85	0.26	(g)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(g)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2011 (Unaudited)	14.74	0.14	(g)	(1.54)	(1.40)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2011	11.83	0.17	(g)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(g)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Six Months Ended December 31, 2011 (Unaudited)	14.77	0.23	(g)	(1.61)	(1.38)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.84	0.21	(g)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(g)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Six Months Ended December 31, 2011 (Unaudited)	14.83	0.21	(g)	(1.56)	(1.35)	(0.19)	(0.05)	(0.24)
Year Ended June 30, 2011	11.88	0.28	(g)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(g)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2011 (Unaudited)	14.82	0.19	(g)	(1.55)	(1.36)	(0.18)	(0.05)	(0.23)
Year Ended June 30, 2011	11.88	0.27	(g)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(g)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)

$13.20	(9.22)%	$43,836,790	0.29%	2.83%	0.62%	5%
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29
10.29	(21.59)	668,529	0.44	2.39	1.13	66
13.48	(7.41)	97,754	0.44	(0.41)	3.10	63

13.16	(9.47)	2,173,733	0.94	2.14	1.13	5
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29
10.28	(21.97)	89,687	0.94	1.54	1.64	66
13.49	(7.81)	25,835	0.94	1.67	3.90	63

13.18	(9.32)	5,982,200	0.54	3.39	0.88	5
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29
10.28	4.44	52,233	0.69	2.67	1.36	66

13.24	(9.08)	51,820,047	0.04	3.14	0.22	5
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29
10.31	(21.28)	6,631,432	0.04	2.79	0.75	66
13.49	(7.05)	1,545,114	0.04	3.08	2.48	63

13.23	(9.16)	52,373,300	0.19	2.88	0.37	5
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29
10.30	(21.46)	2,976,108	0.19	2.60	0.88	66
13.49	(7.15)	521,948	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at such fund’s net asset value per share as of the report date. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$360,889,445	$3,707,647	$—	$364,597,092

Appreciation in Other Financial Instruments
Futures Contracts	$247,949	$—	$—	$247,949

Depreciation in Other Financial Instruments
Futures Contracts	$(201,919)	$—	$—	$(201,919)

JPMorgan SmartRetirement 2010 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$321,223,759	$3,627,590	$—	$324,851,349

Appreciation in Other Financial Instruments
Futures Contracts	$265,019	$—	$—	$265,019

Depreciation in Other Financial Instruments
Futures Contracts	$(194,596)	$—	$—	$(194,596)

JPMorgan SmartRetirement 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$613,062,147	$6,334,523	$—	$619,396,670

Appreciation in Other Financial Instruments
Futures Contracts	$545,769	$—	$—	$545,769

Depreciation in Other Financial Instruments
Futures Contracts	$(348,923)	$—	$—	$(348,923)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,220,538,175	$12,804,142	$—	$1,233,342,317

Appreciation in Other Financial Instruments
Futures Contracts	$1,187,569	$—	$—	$1,187,569

Depreciation in Other Financial Instruments
Futures Contracts	$(696,281)	$—	$—	$(696,281)

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$573,744,614	$7,885,630	$—	$581,630,244

Appreciation in Other Financial Instruments
Futures Contracts	$720,947	$—	$—	$720,947

Depreciation in Other Financial Instruments
Futures Contracts	$(458,182)	$—	$—	$(458,182)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,038,528,228	$21,340,237	$—	$1,059,868,465

Appreciation in Other Financial Instruments
Futures Contracts	$1,604,656	$—	$—	$1,604,656

Depreciation in Other Financial Instruments
Futures Contracts	$(1,221,505)	$—	$—	$(1,221,505)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$364,721,626	$6,949,962	$—	$371,671,588

Appreciation in Other Financial Instruments
Futures Contracts	$547,639	$—	$—	$547,639

Depreciation in Other Financial Instruments
Futures Contracts	$(436,413)	$—	$—	$(436,413)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$727,807,348	$15,886,343	$—	$743,693,691

Appreciation in Other Financial Instruments
Futures Contracts	$1,364,244	$—	$—	$1,364,244

Depreciation in Other Financial Instruments
Futures Contracts	$(914,735)	$—	$—	$(914,735)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$163,185,722	$3,152,251	$—	$166,337,973

Appreciation in Other Financial Instruments
Futures Contracts	$245,049	$—	$—	$245,049

Depreciation in Other Financial Instruments
Futures Contracts	$(194,180)	$—	$—	$(194,180)

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$153,689,936	$3,027,161	$—	$156,717,097

Appreciation in Other Financial Instruments
Futures Contracts	$286,043	$—	$—	$286,043

Depreciation in Other Financial Instruments
Futures Contracts	$(224,809)	$—	$—	$(224,809)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for industry specifics of the portfolios’ holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2011.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The tables below disclose the volume of the Funds’ futures activities during the six months ended December 31, 2011:

	Average Notional Balance	Ending Notional Balance
SmartRetirement Income Fund
Long Futures Contracts:
Equity	$18,698,593	$18,217,028
Interest Rate	6,777,053	3,932,686
Short Futures Contracts:
Equity	11,654,945	11,488,145
Interest Rate	6,911,279	4,896,791
SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	18,533,489	16,872,100
Interest Rate	8,845,528	2,565,385
Short Futures Contracts:
Equity	11,278,900	10,076,700
Interest Rate	10,460,872	5,698,283

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Average Notional Balance	Ending Notional Balance
SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	$34,199,338	$28,398,651
Interest Rate	18,808,920	11,658,854
Short Futures Contracts:
Equity	17,644,487	18,675,604
Interest Rate	13,305,418	5,679,880
SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	75,818,367	60,587,184
Interest Rate	36,261,502	19,118,405
Short Futures Contracts:
Equity	32,671,680	29,077,188
Interest Rate	33,299,919	9,869,465
SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	46,451,920	42,967,475
Interest Rate	21,774,491	11,191,077
Short Futures Contracts:
Equity	21,047,950	19,067,454
Interest Rate	20,401,060	10,032,196
SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	122,670,730	112,155,267
Interest Rate	58,872,322	22,716,269
Short Futures Contracts:
Equity	58,599,592	46,088,491
Interest Rate	59,128,637	34,200,901
SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	42,898,110	46,159,784
Interest Rate	17,586,173	7,247,808
Short Futures Contracts:
Equity	18,585,589	17,016,871
Interest Rate	22,461,688	18,242,309
SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	96,801,830	96,219,753
Interest Rate	41,695,924	15,346,855
Short Futures Contracts:
Equity	39,938,326	32,389,022
Interest Rate	51,412,462	38,581,335
SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	19,230,706	21,080,237
Interest Rate	7,771,234	2,977,798
Short Futures Contracts:
Equity	7,831,234	6,838,534
Interest Rate	9,981,728	8,599,776
SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	19,113,289	19,599,748
Interest Rate	7,530,088	3,108,923
Short Futures Contracts:
Equity	8,057,366	7,146,867
Interest Rate	9,505,307	7,736,971

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Summary of Derivative Information — The following tables present the value of derivatives held as of December 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$25,195
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	222,754

Total		$247,949

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(58,244)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(143,675)

Total		$(201,919)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$25,201
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	239,818

Total		$265,019

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(57,694)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(136,902)

Total		$(194,596)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$67,368
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	478,401

Total		$545,769

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(76,380)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(272,543)

Total		$(348,923)

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$165,954
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,021,615

Total		$1,187,569

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(154,689)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(541,592)

Total		$(696,281)

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$100,230
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	620,717

Total		$720,947

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(118,731)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(339,451)

Total		$(458,182)

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$214,605
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,390,051

Total		$1,604,656

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(326,173)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(895,332)

Total		$(1,221,505)

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$67,270
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	480,369

Total		$547,639

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(131,089)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(305,324)

Total		$(436,413)

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$145,735
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,218,509

Total		$1,364,244

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(288,093)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(626,642)

Total		$(914,735)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$28,843
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	216,206

Total		$245,049

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(61,303)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(132,877)

Total		$(194,180)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$33,122
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	252,921

Total		$286,043

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(59,763)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(165,046)

Total		$(224,809)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2011, by primary underlying risk exposure:

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$186,278
Equity contracts	(1,737,375)

Total	$(1,551,097)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$81,859
Equity contracts	(18,249)

Total	$63,610

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$212,497
Equity contracts	(1,031,480)

Total	$(818,983)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(30,187)
Equity contracts	(17,476)

Total	$(47,663)

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,056,364
Equity contracts	(2,078,547)

Total	$(1,022,183)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(55,288)
Equity contracts	(71,244)

Total	$(126,532)

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,352,660
Equity contracts	(4,833,017)

Total	$(3,480,357)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(502,216)
Equity contracts	(30,680)

Total	$(532,896)

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$938,681
Equity contracts	(2,660,638)

Total	$(1,721,957)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(287,738)
Equity contracts	(37,186)

Total	$(324,924)

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,323,968
Equity contracts	(7,144,092)

Total	$(4,820,124)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,223,054)
Equity contracts	(65,567)

Total	$(1,288,621)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$676,976
Equity contracts	(1,559,006)

Total	$(882,030)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(263,203)
Equity contracts	(55,290)

Total	$(318,493)

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,657,091
Equity contracts	(4,381,039)

Total	$(2,723,948)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(630,750)
Equity contracts	(77,871)

Total	$(708,621)

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$312,629
Equity contracts	(656,134)

Total	$(343,505)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(125,889)
Equity contracts	(23,124)

Total	$(149,013)

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$309,959
Equity contracts	(820,257)

Total	$(510,298)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(145,345)
Equity contracts	(24,691)

Total	$(170,036)

The Funds’ derivatives contracts held at December 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Sales Proceeds and Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,355,847	$1,367,871	$28,849	$28,849	$239,022	294,758	$5,052,161
JPMorgan Core Bond Fund, Class R6 Shares	90,465,436	22,977,990	14,987,292	609,514	1,765,698	8,531,791	101,016,409
JPMorgan Disciplined Equity Fund, Class R6 Shares	24,710,777	6,749,081	—	—	249,080	1,905,003	30,518,141
JPMorgan Emerging Economies Fund, Class R5 Shares	4,139,164	1,343,552	—	—	73,552	378,530	4,440,160
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,605,663	4,500,552	520,000	(53,837)	735,550	2,519,455	20,105,254
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,581,980	1,062,269	2,640,000	(122,954)	12,269	279,199	5,701,253
JPMorgan Global Natural Resources Fund, Class R5 Shares	3,230,634	4,306,536	—	—	56,536	536,393	6,602,998
JPMorgan Growth Advantage Fund, Class R5 Shares	4,498,270	700,000	—	—	—	567,068	4,956,173
JPMorgan High Yield Fund, Class R6 Shares	26,169,603	20,422,944	885,799	885,799	1,422,146	5,824,111	44,321,488
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	19,891,975	4,602,265	105,857	105,857	266,409	2,321,904	24,333,552
JPMorgan International Equity Fund, Class R6 Shares	8,089,964	3,239,138	—	—	39,138	815,529	9,916,832
JPMorgan International Opportunities Fund, Class R6 Shares	8,492,265	2,812,631	—	—	312,631	841,869	9,538,371
JPMorgan International Realty Fund, Class R5 Shares	2,495,837	1,940,295	—	—	140,296	468,784	3,581,509
JPMorgan Intrepid America Fund, Class R5 Shares	6,240,018	1,631,683	—	—	81,683	328,961	7,450,976

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement Income Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$4,471,523	$3,441,092	$1,500,000	$(212,884)	$91,092	371,028	$5,372,486
JPMorgan Prime Money Market Fund, Institutional Class Shares	21,785,684	71,094,048	59,297,443	—	11,439	33,582,289	33,582,289
JPMorgan Real Return Fund, Institutional Class Shares	10,020,632	1,083,927	—	—	83,927	1,115,938	11,750,823
JPMorgan Realty Income Fund, Class R5 Shares	1,686,894	1,916,057	—	—	26,055	364,470	3,724,887
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,034,606	1,795,542	253,135	253,135	42,407	152,300	5,455,382
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,480,668	653,173	53,172	53,172	—	249,015	2,791,457
JPMorgan Small Cap Value Fund, Class R6 Shares	1,920,625	1,616,864	—	—	16,864	189,149	3,414,141
JPMorgan U.S. Equity Fund, Class R6 Shares	9,952,505	2,740,719	68,178	68,178	72,541	1,217,257	12,075,185
JPMorgan Value Advantage Fund, Institutional Class Shares	4,286,365	983,936	—	—	83,936	285,499	5,187,518

Total	$288,606,935			$1,614,829	$5,822,271		$360,889,445

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2010 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,248,234	$764,081	$25,210	$25,210	$208,871	257,577	$4,414,868
JPMorgan Core Bond Fund, Class R6 Shares	92,751,418	10,758,065	14,769,119	488,626	1,688,946	7,703,939	91,214,642
JPMorgan Disciplined Equity Fund, Class R6 Shares	23,593,816	4,530,295	—	—	230,293	1,694,752	27,149,930
JPMorgan Emerging Economies Fund, Class R5 Shares	5,141,518	67,730	—	—	67,731	348,572	4,088,746
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,102,498	2,636,064	530,000	(38,555)	676,065	2,228,732	17,785,278
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,318,191	9,469	2,700,000	(65,796)	9,469	215,471	4,399,910
JPMorgan Global Natural Resources Fund, Class R5 Shares	2,484,829	4,754,582	—	—	54,582	517,856	6,374,810
JPMorgan Growth Advantage Fund, Class R5 Shares	4,573,586	700,000	—	—	—	570,380	4,985,118
JPMorgan High Yield Fund, Class R6 Shares	26,650,880	15,153,127	1,724,113	699,114	1,339,014	5,098,126	38,796,739
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	19,365,804	3,896,697	1,693,795	122,937	252,902	2,057,334	21,560,864
JPMorgan International Equity Fund, Class R6 Shares	8,360,571	3,639,733	1,000,000	(88,283)	39,733	792,337	9,634,818

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2010 Fund (continued)
JPMorgan International Opportunities Fund, Class R6 Shares	$8,173,600	$1,934,393	$—	$—	$274,392	738,898	$8,371,718
JPMorgan International Realty Fund, Class R5 Shares	2,626,360	1,434,304	—	—	134,304	448,763	3,428,552
JPMorgan Intrepid America Fund, Class R5 Shares	6,288,288	63,953	—	—	63,953	257,556	5,833,648
JPMorgan Intrepid International Fund, Institutional Class Shares	4,460,062	1,281,108	—	—	81,107	330,360	4,783,613
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,378,837	48,190,700	46,431,938	—	10,520	30,137,599	30,137,599
JPMorgan Real Return Fund, Institutional Class Shares	9,605,023	79,812	—	—	79,812	978,910	10,307,921
JPMorgan Realty Income Fund, Class R5 Shares	1,604,950	1,422,131	—	—	22,131	288,586	2,949,350
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,680,984	1,246,826	211,410	211,410	35,417	127,196	4,556,146
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,970,975	1,053,503	53,503	53,503	—	250,563	2,808,816
JPMorgan Small Cap Value Fund, Class R6 Shares	2,730,144	14,173	—	—	14,173	138,521	2,500,298
JPMorgan U.S. Equity Fund, Class R6 Shares	9,519,612	1,122,795	56,519	56,519	66,275	1,009,103	10,010,300
JPMorgan Value Advantage Fund, Institutional Class Shares	4,509,407	783,007	—	—	83,006	282,338	5,130,075

Total	$295,139,587			$1,464,685	$5,432,696		$321,223,759

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$2,100,666	$2,622,108	$19,642	$19,642	$202,466	249,679	$4,279,493
JPMorgan Core Bond Fund, Class R6 Shares	158,612,141	43,378,213	31,321,711	669,045	3,056,502	14,781,849	175,017,095
JPMorgan Disciplined Equity Fund, Class R6 Shares	48,006,146	10,769,641	—	—	469,642	3,536,849	56,660,323
JPMorgan Emerging Economies Fund, Class R5 Shares	14,724,102	6,459,317	2,150,000	(434,688)	259,318	1,334,558	15,654,370
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	24,928,804	7,224,923	1,200,000	(96,459)	1,124,923	3,783,693	30,193,874
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,752,416	3,891,494	3,300,000	(568,718)	41,494	781,681	15,961,924
JPMorgan Global Natural Resources Fund, Class R5 Shares	4,003,335	6,046,072	1,800,000	(437,124)	46,072	601,323	7,402,291
JPMorgan Growth Advantage Fund, Class R5 Shares	12,788,461	3,300,000	—	—	—	1,746,009	15,260,117
JPMorgan High Yield Fund, Class R6 Shares	37,895,777	31,086,700	1,281,341	1,281,341	2,105,358	8,636,680	65,725,137
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	13,627,202	7,567,500	70,742	70,742	196,759	2,008,519	21,049,280

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2015 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$21,965,457	$9,726,138	$4,800,000	$(851,150)	$106,138	1,910,881	$23,236,316
JPMorgan International Opportunities Fund, Class R6 Shares	22,124,288	8,162,073	—	—	832,074	2,240,653	25,386,596
JPMorgan International Realty Fund, Class R5 Shares	6,942,956	3,739,497	—	—	339,498	1,134,398	8,666,803
JPMorgan Intrepid America Fund, Class R5 Shares	19,871,264	6,876,603	—	—	276,603	1,113,963	25,231,267
JPMorgan Intrepid International Fund, Institutional Class Shares	11,172,968	3,508,728	1,500,000	(352,041)	208,728	746,009	10,802,215
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,100,220	102,116,487	95,097,541	—	4,527	16,119,166	16,119,166
JPMorgan Real Return Fund, Institutional Class Shares	6,126,473	3,658,245	—	—	58,245	969,342	10,207,169
JPMorgan Realty Income Fund, Class R5 Shares	7,097,963	4,582,349	—	—	82,348	1,149,150	11,744,317
JPMorgan Small Cap Equity Fund, Class R5 Shares	8,773,108	3,250,687	514,495	514,495	86,192	309,548	11,088,016
JPMorgan Small Cap Growth Fund, Class R6 Shares	5,369,770	2,132,071	132,071	132,071	—	618,508	6,933,471
JPMorgan Small Cap Value Fund, Class R6 Shares	6,818,909	1,039,038	—	—	39,037	404,863	7,307,781
JPMorgan U.S. Equity Fund, Class R6 Shares	31,183,930	7,947,612	3,209,203	(34,735)	238,409	3,429,622	34,021,847
JPMorgan Value Advantage Fund, Institutional Class Shares	12,547,229	3,244,538	—	—	244,538	831,771	15,113,279

Total	$504,533,585			$(87,579)	$10,018,871		$613,062,147

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$1,259,669	$2,759	$2,759	$56,910	70,181	$1,202,901
JPMorgan Core Bond Fund, Class R6 Shares	279,594,831	62,460,342	46,550,538	1,408,711	5,309,805	25,611,641	303,241,834
JPMorgan Disciplined Equity Fund, Class R6 Shares	114,955,435	25,854,683	—	—	1,104,684	8,483,143	135,899,952
JPMorgan Emerging Economies Fund, Class R5 Shares	37,542,960	12,842,760	3,200,000	(691,358)	642,759	3,307,909	38,801,773
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	45,845,114	11,891,466	2,500,000	(36,695)	1,991,467	6,759,813	53,943,305
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	47,777,185	16,613,809	2,750,000	(369,880)	113,809	2,589,825	52,884,228
JPMorgan Global Natural Resources Fund, Class R5 Shares	—	2,400,000	—	—	—	197,044	2,425,616
JPMorgan Growth Advantage Fund, Class R5 Shares	35,533,602	8,200,000	2,270,000	(227,629)	—	4,479,477	39,150,626
JPMorgan High Yield Fund, Class R6 Shares	71,503,953	59,143,242	2,415,205	2,415,205	3,928,037	16,352,996	124,446,297
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	6,413,979	—	—	13,979	609,121	6,383,590

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2020 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$54,204,264	$15,743,524	$—	$—	$243,524	5,049,327	$61,399,815
JPMorgan International Opportunities Fund, Class R6 Shares	51,923,325	21,014,301	—	—	2,014,301	5,424,218	61,456,394
JPMorgan International Realty Fund, Class R5 Shares	10,370,252	10,557,955	—	—	657,954	2,198,492	16,796,477
JPMorgan Intrepid America Fund, Class R5 Shares	49,716,517	13,649,528	—	—	649,528	2,615,842	59,248,831
JPMorgan Intrepid International Fund, Institutional Class Shares	24,770,971	14,937,801	5,000,000	(713,816)	487,801	1,986,874	28,769,937
JPMorgan Prime Money Market Fund, Institutional Class Shares	19,241,656	188,998,266	185,559,622	—	8,745	22,680,300	22,680,300
JPMorgan Real Return Fund, Institutional Class Shares	—	3,100,000	—	—	—	292,729	3,082,436
JPMorgan Realty Income Fund, Class R5 Shares	18,337,371	9,596,417	—	—	196,417	2,766,574	28,274,382
JPMorgan Small Cap Equity Fund, Class R5 Shares	18,113,295	6,123,676	1,048,093	1,048,093	175,583	630,590	22,587,716
JPMorgan Small Cap Growth Fund, Class R6 Shares	16,902,238	285,855	285,855	285,855	—	1,338,705	15,006,879
JPMorgan Small Cap Value Fund, Class R6 Shares	13,131,435	6,104,653	—	—	104,653	1,022,827	18,462,033
JPMorgan U.S. Equity Fund, Class R6 Shares	74,952,874	15,532,473	485,134	485,134	547,339	8,661,621	85,923,281
JPMorgan Value Advantage Fund, Institutional Class Shares	34,668,006	9,944,426	4,370,000	(335,353)	694,426	2,117,203	38,469,572

Total	$1,019,085,284			$3,271,026	$18,941,721		$1,220,538,175

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$69,608,051	$38,808,073	$21,652,312	$490,396	$1,405,761	7,496,500	$88,758,562
JPMorgan Disciplined Equity Fund, Class R6 Shares	47,727,792	25,265,796	—	—	565,796	4,420,096	70,809,930
JPMorgan Emerging Economies Fund, Class R5 Shares	19,054,216	10,718,416	1,450,000	(313,272)	388,416	1,998,950	23,447,683
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	17,567,125	10,516,473	925,000	(3,973)	906,473	3,326,356	26,544,325
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	23,296,590	13,963,948	3,000,000	(408,970)	63,949	1,455,209	29,715,363
JPMorgan Growth Advantage Fund, Class R5 Shares	16,415,302	6,680,000	—	—	—	2,522,203	22,044,051

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2025 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$28,895,465	$33,569,949	$1,147,219	$1,147,219	$1,827,730	7,845,183	$59,701,844
JPMorgan International Equity Fund, Class R6 Shares	24,465,134	13,575,429	—	—	135,429	2,761,706	33,582,347
JPMorgan International Opportunities Fund, Class R6 Shares	24,676,431	16,683,356	2,000,000	(555,804)	1,123,356	2,952,217	33,448,617
JPMorgan International Realty Fund, Class R5 Shares	5,946,200	5,309,238	—	—	359,239	1,200,361	9,170,757
JPMorgan Intrepid America Fund, Class R5 Shares	22,584,564	10,494,316	—	—	344,316	1,386,663	31,407,906
JPMorgan Intrepid International Fund, Institutional Class Shares	12,009,803	7,714,444	—	—	264,443	1,159,985	16,796,586
JPMorgan Prime Money Market Fund, Institutional Class Shares	11,208,471	133,718,303	130,393,160	—	3,896	14,533,614	14,533,614
JPMorgan Realty Income Fund, Class R5 Shares	7,546,270	6,799,342	—	—	99,342	1,416,528	14,476,920
JPMorgan Small Cap Equity Fund, Class R5 Shares	9,620,181	5,293,191	636,552	636,552	106,639	382,984	13,718,494
JPMorgan Small Cap Growth Fund, Class R6 Shares	5,508,376	4,070,263	170,263	170,263	—	797,370	8,938,515
JPMorgan Small Cap Value Fund, Class R6 Shares	6,894,209	1,947,396	—	—	47,396	463,219	8,361,111
JPMorgan U.S. Equity Fund, Class R6 Shares	31,741,710	16,046,050	256,378	256,378	289,671	4,577,394	45,407,753
JPMorgan Value Advantage Fund, Institutional Class Shares	16,064,348	7,450,210	—	—	370,210	1,259,232	22,880,236

Total	$400,830,238			$1,418,789	$8,302,062		$573,744,614

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$87,381,794	$33,994,433	$44,622,144	$1,464,679	$1,272,289	6,680,447	$79,096,487
JPMorgan Disciplined Equity Fund, Class R6 Shares	118,173,704	32,235,353	3,000,000	(585,467)	1,135,353	8,834,361	141,526,463
JPMorgan Emerging Economies Fund, Class R5 Shares	48,987,258	17,242,234	4,800,000	(1,037,037)	792,234	4,247,671	49,825,179
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	40,222,046	14,353,822	4,900,000	(44,462)	1,703,822	6,080,756	48,524,430
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	58,441,490	16,929,200	4,000,000	(539,651)	129,200	2,989,045	61,036,301
JPMorgan Growth Advantage Fund, Class R5 Shares	40,439,280	10,270,000	—	—	—	5,464,951	47,763,672
JPMorgan High Yield Fund, Class R6 Shares	67,806,905	50,124,372	4,360,556	2,053,930	3,563,817	14,457,898	110,024,608
JPMorgan International Equity Fund, Class R6 Shares	59,746,907	17,982,398	—	—	282,398	5,542,899	67,401,646

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2030 Fund (continued)
JPMorgan International Opportunities Fund, Class R6 Shares	$63,215,374	$19,677,810	$4,000,000	$(1,127,840)	$2,277,809	5,776,347	$65,446,008
JPMorgan International Realty Fund, Class R5 Shares	10,397,038	13,352,886	—	—	752,885	2,515,693	19,219,895
JPMorgan Intrepid America Fund, Class R5 Shares	54,916,467	11,376,903	—	—	676,903	2,726,091	61,745,967
JPMorgan Intrepid International Fund, Institutional Class Shares	31,471,252	10,695,804	—	—	595,804	2,426,787	35,139,882
JPMorgan Prime Money Market Fund, Institutional Class Shares	23,411,465	179,249,706	178,621,950	—	7,823	24,039,221	24,039,221
JPMorgan Realty Income Fund, Class R5 Shares	20,957,098	5,688,076	—	—	188,076	2,628,265	26,860,866
JPMorgan Small Cap Equity Fund, Class R5 Shares	24,145,792	5,570,061	1,259,123	1,259,123	210,937	757,557	27,135,690
JPMorgan Small Cap Growth Fund, Class R6 Shares	15,290,295	5,360,575	4,360,574	24,141	—	1,329,880	14,907,953
JPMorgan Small Cap Value Fund, Class R6 Shares	17,322,978	1,900,966	—	—	100,966	986,788	17,811,522
JPMorgan U.S. Equity Fund, Class R6 Shares	82,069,590	18,540,596	534,414	534,414	606,182	9,541,472	94,651,407
JPMorgan Value Advantage Fund, Institutional Class Shares	39,482,413	8,750,298	—	—	750,299	2,552,066	46,371,031

Total	$903,879,146			$2,001,830	$15,046,797		$1,038,528,228

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,849,855	$9,323,165	$7,510,885	$206,245	$112,280	834,127	$9,876,067
JPMorgan Disciplined Equity Fund, Class R6 Shares	37,003,689	19,676,764	8,500,000	(998,949)	376,764	2,874,474	46,049,077
JPMorgan Emerging Economies Fund, Class R5 Shares	15,310,878	9,552,176	1,650,000	(356,482)	302,176	1,640,373	19,241,579
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	10,299,270	6,489,927	1,335,000	(6,841)	509,927	1,893,708	15,111,791
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	17,930,700	9,328,475	1,370,000	(197,837)	48,475	1,103,094	22,525,189
JPMorgan Growth Advantage Fund, Class R5 Shares	13,331,388	5,400,001	—	—	—	2,038,631	17,817,636
JPMorgan High Yield Fund, Class R6 Shares	18,052,121	21,293,419	1,178,046	701,736	1,125,373	4,885,376	37,177,713
JPMorgan International Equity Fund, Class R6 Shares	19,020,825	10,323,365	—	—	103,365	2,134,491	25,955,413

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2035 Fund (continued)
JPMorgan International Opportunities Fund, Class R6 Shares	$18,104,698	$12,862,034	$—	$—	$832,034	2,328,806	$26,385,374
JPMorgan International Realty Fund, Class R5 Shares	4,771,042	3,461,711	—	—	261,712	874,484	6,681,059
JPMorgan Intrepid America Fund, Class R5 Shares	18,084,164	9,130,070	—	—	280,069	1,127,920	25,547,387
JPMorgan Intrepid International Fund, Institutional Class Shares	10,706,658	5,986,449	—	—	236,450	963,091	13,945,552
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,822,459	94,373,846	88,532,681	—	2,668	10,663,624	10,663,624
JPMorgan Realty Income Fund, Class R5 Shares	5,225,734	5,743,417	—	—	73,417	1,078,989	11,027,265
JPMorgan Small Cap Equity Fund, Class R5 Shares	8,037,085	3,214,845	483,797	483,797	81,049	291,078	10,426,429
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,324,340	2,622,198	122,198	122,198	—	572,272	6,415,171
JPMorgan Small Cap Value Fund, Class R6 Shares	5,191,554	1,533,426	—	—	33,426	348,714	6,294,294
JPMorgan U.S. Equity Fund, Class R6 Shares	26,127,438	13,981,813	3,455,535	(242,777)	226,278	3,537,260	35,089,616
JPMorgan Value Advantage Fund, Institutional Class Shares	12,720,229	6,344,198	—	—	299,197	1,017,688	18,491,390

Total	$256,914,127			$(288,910)	$4,904,660		$364,721,626

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$21,147,296	$7,355,389	$17,022,326	$441,357	$233,063	1,017,032	$12,041,656
JPMorgan Disciplined Equity Fund, Class R6 Shares	91,187,983	20,586,808	10,500,000	(1,620,219)	786,807	5,965,984	95,575,060
JPMorgan Emerging Economies Fund, Class R5 Shares	37,891,029	12,660,307	3,100,000	(669,753)	610,307	3,276,605	38,434,572
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	25,805,846	6,958,009	3,600,000	(36,722)	1,058,008	3,561,898	28,423,946
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	45,973,626	10,197,966	2,600,000	(349,615)	97,966	2,229,304	45,522,398
JPMorgan Growth Advantage Fund, Class R5 Shares	32,497,324	5,700,000	—	—	—	4,091,847	35,762,745
JPMorgan High Yield Fund, Class R6 Shares	45,534,599	35,905,591	5,737,217	1,104,963	2,368,373	9,635,562	73,326,629
JPMorgan International Equity Fund, Class R6 Shares	46,079,096	13,258,424	—	—	208,424	4,257,176	51,767,262
JPMorgan International Opportunities Fund, Class R6 Shares	49,313,467	12,813,815	—	—	1,663,815	4,568,673	51,763,063
JPMorgan International Realty Fund, Class R5 Shares	10,533,003	6,276,922	—	—	526,921	1,760,657	13,451,420

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2040 Fund (continued)
JPMorgan Intrepid America Fund, Class R5 Shares	$45,929,441	$10,883,185	$—	$—	$583,186	2,348,664	$53,197,232
JPMorgan Intrepid International Fund, Institutional Class Shares	25,604,093	8,110,569	—	—	460,568	1,945,015	28,163,810
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,623,377	118,779,669	117,023,632	—	5,850	18,379,414	18,379,414
JPMorgan Realty Income Fund, Class R5 Shares	15,311,170	6,954,562	—	—	154,562	2,192,222	22,404,510
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,902,068	4,408,739	1,035,300	1,035,300	173,440	622,893	22,312,012
JPMorgan Small Cap Growth Fund, Class R6 Shares	11,219,714	2,231,481	231,481	231,481	—	1,084,060	12,152,318
JPMorgan Small Cap Value Fund, Class R6 Shares	12,331,217	1,070,096	—	—	70,096	685,084	12,365,760
JPMorgan U.S. Equity Fund, Class R6 Shares	66,149,907	14,578,041	413,200	413,200	464,841	7,680,328	76,188,858
JPMorgan Value Advantage Fund, Institutional Class Shares	31,464,881	6,881,791	—	—	591,791	2,012,916	36,574,683

Total	$650,499,137			$549,992	$10,058,018		$727,807,348

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$3,740,535	$1,199,216	$2,404,875	$88,373	$44,341	222,077	$2,629,394
JPMorgan Disciplined Equity Fund, Class R6 Shares	16,071,901	8,122,982	1,900,000	(216,463)	162,983	1,339,676	21,461,607
JPMorgan Emerging Economies Fund, Class R5 Shares	6,961,206	4,272,911	715,000	(154,475)	137,911	752,374	8,825,349
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,469,606	2,697,458	510,000	(7,416)	227,458	814,226	6,497,523
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,776,609	4,336,479	600,000	(86,486)	21,479	488,770	9,980,675
JPMorgan Growth Advantage Fund, Class R5 Shares	5,762,598	2,745,000	—	—	—	928,989	8,119,366
JPMorgan High Yield Fund, Class R6 Shares	8,002,641	9,981,281	978,023	275,833	498,258	2,177,299	16,569,245
JPMorgan International Equity Fund, Class R6 Shares	8,512,072	4,730,695	—	—	45,694	963,414	11,715,119
JPMorgan International Opportunities Fund, Class R6 Shares	8,079,480	5,566,592	—	—	371,592	1,027,122	11,637,297
JPMorgan International Realty Fund, Class R5 Shares	2,200,553	1,893,840	—	—	118,840	449,587	3,434,847
JPMorgan Intrepid America Fund, Class R5 Shares	8,140,701	4,660,460	720,000	(142,443)	125,460	505,263	11,444,210
JPMorgan Intrepid International Fund, Institutional Class Shares	4,934,779	2,395,023	—	—	105,023	427,774	6,194,170
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,381,305	41,871,009	39,465,547	—	1,185	4,786,767	4,786,767
JPMorgan Realty Income Fund, Class R5 Shares	2,286,240	2,512,684	—	—	32,683	473,232	4,836,431

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2045 Fund (continued)
JPMorgan Small Cap Equity Fund, Class R5 Shares	$3,587,930	$2,047,279	$241,775	$241,775	$40,504	145,465	$5,210,547
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,113,014	759,899	49,899	49,899	—	233,684	2,619,597
JPMorgan Small Cap Value Fund, Class R6 Shares	1,804,724	1,015,049	—	—	15,049	147,077	2,654,744
JPMorgan U.S. Equity Fund, Class R6 Shares	11,636,256	5,623,861	92,653	92,653	101,208	1,654,225	16,409,915
JPMorgan Value Advantage Fund, Institutional Class Shares	5,483,143	2,906,014	—	—	132,014	449,032	8,158,919

Total	$113,945,293			$141,250	$2,181,682		$163,185,722

	For the six months ended December 31, 2011
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2011	Value at December 31, 2011
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,019,745	$1,096,771	$2,804,485	$97,830	$42,286	204,286	$2,418,741
JPMorgan Disciplined Equity Fund, Class R6 Shares	17,090,024	4,908,760	1,250,000	(137,559)	158,760	1,242,333	19,902,173
JPMorgan Emerging Economies Fund, Class R5 Shares	7,161,146	2,951,252	515,000	(111,557)	131,252	675,477	7,923,344
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,743,752	1,614,753	340,000	(5,856)	214,753	734,913	5,864,602
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,141,899	3,695,329	375,000	(56,276)	20,329	487,087	9,946,317
JPMorgan Growth Advantage Fund, Class R5 Shares	6,053,990	1,880,000	—	—	—	866,745	7,575,354
JPMorgan High Yield Fund, Class R6 Shares	8,318,525	8,047,727	302,507	302,507	480,220	2,050,738	15,606,113
JPMorgan International Equity Fund, Class R6 Shares	8,594,439	4,134,288	—	—	44,288	925,453	11,253,507
JPMorgan International Opportunities Fund, Class R6 Shares	8,453,256	4,894,245	—	—	369,245	994,323	11,265,678
JPMorgan International Realty Fund, Class R5 Shares	2,231,230	1,116,868	—	—	106,868	357,088	2,728,151
JPMorgan Intrepid America Fund, Class R5 Shares	8,485,742	3,340,349	—	—	115,350	493,045	11,167,460
JPMorgan Intrepid International Fund, Institutional Class Shares	4,981,176	2,358,048	—	—	98,049	430,421	6,232,490
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,073,697	34,434,197	32,694,643	—	1,138	3,813,251	3,813,251
JPMorgan Realty Income Fund, Class R5 Shares	2,131,969	2,605,513	—	—	32,513	467,085	4,773,604
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,163,253	1,271,119	232,216	232,216	38,902	139,714	5,004,558
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,804,679	1,363,909	38,910	38,910	—	259,108	2,904,595
JPMorgan Small Cap Value Fund, Class R6 Shares	1,796,295	462,042	—	—	12,042	117,694	2,124,380
JPMorgan U.S. Equity Fund, Class R6 Shares	12,211,576	4,235,030	88,160	88,160	96,870	1,574,009	15,614,168
JPMorgan Value Advantage Fund, Institutional Class Shares	5,707,243	2,142,509	—	—	122,509	416,701	7,571,450

Total	$118,163,636			$448,375	$2,085,374		$153,689,936

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2011, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$7,573	$542
SmartRetirement 2010 Fund	6,863	98
SmartRetirement 2015 Fund	11,870	697
SmartRetirement 2020 Fund	10,310	1,059
SmartRetirement 2025 Fund	11,845	376
SmartRetirement 2030 Fund	12,583	404
SmartRetirement 2035 Fund	9,013	80
SmartRetirement 2040 Fund	11,390	104
SmartRetirement 2045 Fund	8,549	73
SmartRetirement 2050 Fund	5,038	—	(a)

(a)	Amount rounds to less than $1.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.10% with respect to Institutional Class Shares.

E. Custodian and Accounting Fees — JPMCB, an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19

The contractual expense limitation agreements were in effect for the six months ended December 31, 2011. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the six months ended December 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$226,417	$57,065
SmartRetirement 2010 Fund	216,888	74,524
SmartRetirement 2015 Fund	401,248	66,578
SmartRetirement 2020 Fund	750,935	204,820
SmartRetirement 2025 Fund	400,743	32,780
SmartRetirement 2030 Fund	654,855	207,578
SmartRetirement 2035 Fund	248,826	43,343
SmartRetirement 2040 Fund	460,145	252,590
SmartRetirement 2045 Fund	110,745	37,448
SmartRetirement 2050 Fund	98,042	54,460

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2011, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Income Fund	$91,888,115	$21,042,282
SmartRetirement 2010 Fund	57,345,845	22,763,670
SmartRetirement 2015 Fund	180,213,548	51,299,204
SmartRetirement 2020 Fund	333,670,560	70,877,584
SmartRetirement 2025 Fund	234,905,890	31,237,725
SmartRetirement 2030 Fund	294,045,786	75,836,812
SmartRetirement 2035 Fund	156,267,452	25,605,461
SmartRetirement 2040 Fund	186,831,691	44,239,523
SmartRetirement 2045 Fund	67,466,721	8,212,224
SmartRetirement 2050 Fund	52,118,513	5,946,277

During the six months ended December 31, 2011, there were no purchases or sales of U.S. Government securities.

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2011 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$348,354,874	$20,955,303	$4,713,085	$16,242,218
SmartRetirement 2010 Fund	310,052,278	19,167,393	4,368,322	14,799,071
SmartRetirement 2015 Fund	594,373,170	34,914,220	9,890,720	25,023,500
SmartRetirement 2020 Fund	1,182,056,747	69,024,435	17,738,865	51,285,570
SmartRetirement 2025 Fund	577,104,454	18,733,809	14,208,019	4,525,790
SmartRetirement 2030 Fund	1,024,457,036	59,704,244	24,292,815	35,411,429
SmartRetirement 2035 Fund	370,248,731	13,025,572	11,602,715	1,422,857
SmartRetirement 2040 Fund	720,904,326	42,563,021	19,773,656	22,789,365
SmartRetirement 2045 Fund	167,498,349	4,436,214	5,596,590	(1,160,376)
SmartRetirement 2050 Fund	157,741,270	4,290,138	5,314,311	(1,024,173)

At June 30, 2011, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
SmartRetirement Income Fund	$1,930,381	$10,414,717	$12,345,098
SmartRetirement 2010 Fund	3,121,833	13,143,610	16,265,443
SmartRetirement 2015 Fund	2,511,581	17,362,533	19,874,114
SmartRetirement 2020 Fund	—	35,444,329	35,444,329
SmartRetirement 2030 Fund	366,509	30,215,691	30,582,200
SmartRetirement 2040 Fund	—	9,509,779	9,509,779

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2011, or at any time during the six moths then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2011 (Unaudited) (continued)

financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	80
JPMorgan Emerging Economies Fund	67
JPMorgan Emerging Markets Debt Fund	47
JPMorgan Emerging Markets Equity Fund	13
JPMorgan Global Natural Resources Fund	35
JPMorgan Growth Advantage Fund	19
JPMorgan International Equity Fund	43
JPMorgan International Opportunities Fund	60
JPMorgan International Realty Fund	74
JPMorgan Intrepid America Fund	17
JPMorgan Intrepid International Fund	68
JPMorgan Real Return Fund	25
JPMorgan Realty Income Fund	31
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	15
JPMorgan Value Advantage Fund	23

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2011, and continued to hold your shares at the end of the reporting period, December 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$978.60	$1.34	0.27%
Hypothetical	1,000.00	1,023.78	1.37	0.27
Class C
Actual	1,000.00	975.30	4.57	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92
Class R2
Actual	1,000.00	977.60	2.58	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Institutional Class
Actual	1,000.00	979.80	0.10	0.02
Hypothetical	1,000.00	1,025.04	0.10	0.02
Select Class
Actual	1,000.00	979.00	0.85	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17

SmartRetirement 2010 Fund
Class A
Actual	1,000.00	978.40	1.39	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class C
Actual	1,000.00	974.70	4.62	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	977.30	2.63	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$979.70	$0.15	0.03%
Hypothetical	1,000.00	1,024.99	0.15	0.03
Select Class
Actual	1,000.00	978.20	0.90	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	962.20	1.38	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class C
Actual	1,000.00	958.80	4.58	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	960.60	2.61	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Institutional Class
Actual	1,000.00	963.50	0.15	0.03
Hypothetical	1,000.00	1,024.99	0.15	0.03
Select Class
Actual	1,000.00	962.70	0.89	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	950.30	1.37	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28
Class C
Actual	1,000.00	947.00	4.55	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R2
Actual	1,000.00	948.60	2.60	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Institutional Class
Actual	1,000.00	951.00	0.15	0.03
Hypothetical	1,000.00	1,024.99	0.15	0.03
Select Class
Actual	1,000.00	950.80	0.88	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	933.00	1.41	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	930.00	4.56	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	931.90	2.62	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	934.30	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	933.60	0.92	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$917.70	$1.40	0.29%
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	914.40	4.52	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	915.50	2.60	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	917.90	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	917.70	0.92	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	908.50	1.39	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	905.90	4.50	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	907.50	2.59	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	909.90	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	908.60	0.91	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	907.90	1.39	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	904.60	4.50	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	906.80	2.59	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	908.70	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	907.90	0.91	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	907.90	1.39	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During July 1, 2011 to December 31, 2011*	Annualized Expense Ratio
SmartRetirement 2045 Fund (continued)
Class C
Actual	$1,000.00	$905.50	$4.50	0.94%
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	906.90	2.59	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	909.20	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	909.20	0.91	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	907.80	1.39	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29
Class C
Actual	1,000.00	905.30	4.50	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R2
Actual	1,000.00	906.80	2.59	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Institutional Class
Actual	1,000.00	909.20	0.19	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
Select Class
Actual	1,000.00	908.40	0.91	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information of the Funds and the Underlying Funds received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’, and the Underlying Funds’ performance against the Funds’ and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds, and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’, and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	121

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information,

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

which included the ranking of the Funds review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the first and second quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s performance was in the second and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness

DECEMBER 31, 2011	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. December 2011.	SAN-SR-1211

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 9, 2012